UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07988

LORD aBBETT INVESTMENT TRUST

(Exact name of Registrant as specified in charter)

90 Hudson Street, Jersey City, NJ 07302

(Address of principal executive offices) (Zip code)

John T. Fitzgerald, Esq., Vice President & Assistant Secretary

90 Hudson Street, Jersey City, NJ 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 522-2388

Date of fiscal year end: 11/30

Date of reporting period: 11/30/2021

Item 1:	Report(s) to Shareholders.

LORD ABBETT
ANNUAL REPORT

Lord Abbett

Multi-Asset Balanced Opportunity Fund

Multi-Asset Income Fund

For the fiscal year ended November 30, 2021

Table of Contents

1	A Letter to Shareholders

8	Investment Comparisons

12	Information About Your Fund’s Expenses and Holdings Presented by Portfolio Allocation

Schedules of Investments:

17	Multi-Asset Balanced Opportunity Fund

20	Multi-Asset Income Fund

23	Statements of Assets and Liabilities

25	Statements of Operations

26	Statements of Changes in Net Assets

28	Financial Highlights

36	Notes to Financial Statements

56	Report of Independent Registered Public Accounting Firm

57	Supplemental Information to Shareholders

Lord Abbett Investment Trust

Lord Abbett Multi-Asset Balanced Opportunity Fund
and Lord Abbett Multi-Asset Income Fund
Annual Report

For the fiscal year ended November 30, 2021

From left to right: James L.L. Tullis, Independent Chairman of the Lord Abbett Funds and Douglas B. Sieg, Trustee, President, and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of the Funds for the fiscal year ended November 30, 2021. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and more timely information about the Funds, please visit our website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on each Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Douglas B. Sieg

Trustee, President and Chief Executive Officer

Lord Abbett Multi-Asset Balanced Opportunity Fund

For the fiscal year ended November 30, 2021, the Fund returned 12.89%, reflecting performance at the net asset value (“NAV”) of Class A shares, with all distributions reinvested, compared to its benchmark, the Russell 1000® Index1, which returned 26.67% over the same period.

The twelve-month period ending November 30, 2021 was primarily a story of the dramatic economic and market recovery that occurred within the U.S. Despite the persistent presence of COVID-19, U.S. risk assets largely outperformed their higher quality counterparts over the period. U.S. Treasuries2 returned -2.05% amid rising yields across all maturities; Investment grade corporate bonds3 returned -0.53% as

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spreads remained rangebound at near all-time tight levels throughout the period.

High yield bonds4 and leveraged loans5 returned 5.38% and 6.12%, respectively, over the period. Within high yield, lower quality segments of the market outperformed higher quality tiers. Within equities, the S&P 500® Index6 and the tech heavy Nasdaq Composite Index7 returned 27.92% and 28.20%, respectively. Large cap stocks8 outperformed small cap stocks9 (26.67% vs. 22.03%), while growth10 outperformed value11 (29.39% vs. 22.92%).

The strong overall market performance was mainly attributed to vaccine approvals and a bipartisan compromise on a fifth pandemic relief package. Additionally, the U.S. Federal Reserve (the “Fed”) cleared banks to resume share buybacks in the first quarter of 2021, subject to a limit, after the industry fared well in the second round of stress tests- which was a notable development considering the industry had mostly struggled throughout 2020.

To start the new year, various factors impacted markets, although the longstanding bullish narrative surrounding stimulus and vaccine optimism remained largely intact. Momentum continued behind the pro-cyclical and value rotation on the back of the Democrats’ surprise victory in the Georgia U.S. Senate runoff elections. Inflation fears and renewed concerns over variants of the coronavirus did little to slow the market down during the second quarter of 2021, as the S&P 500® Index and Nasdaq Composite Index

both breached all-time highs. Second quarter reported earnings were even stronger than the first quarter, with the blended growth rate for the S&P 500® Index at 88%, which was the highest year-over-year growth since fourth quarter of 2009. In aggregate, companies were reporting earnings 17.1% ahead of consensus in the second quarter, the fourth highest on record, and revenues 4.9% ahead of consensus, the highest on record.

The bullish narrative continued into the start of the third quarter. For most of July and August, investor focus was largely centered around themes, such as a central bank liquidity tailwind, continued vaccine progress, upside in corporate earnings surprises, and reopening momentum. However, U.S. markets were met with increasing headwinds toward the latter half of the quarter, which included the increased spread of the Delta variant, and rising concerns over supply chain and input price pressures on corporate earnings. This was reflected by consumer prices rising 5.4% year-over-year, in both June and July (the fastest pace since August 2008). Inflation maintained its record pace in August as consumer prices rose 5.3% year-over-year, albeit below economist expectations for the month. Uncertainty around the Fed tapering presented additional headwinds to the market. Toward the end of the third quarter, the Fed indicated that a reduction in its $120 billion per month asset-

2

purchase plan might soon be warranted. U.S. markets were also affected by negative headlines overseas, most notably China’s regulatory crackdown of the private education and technology sectors and broad worries about a default by Chinese real estate developer Evergrande. These headwinds culminated in a volatile September, with all major U.S. indices finishing in negative territory. Specifically, the S&P 500® Index snapped a streak of seven consecutive months of positive returns and had its worst performing month since March 2020.

Markets remained resilient to start the fourth quarter amid strong consumer demand, underpinned by robust corporate and consumer balance sheets, which helped keep operating leverage and margins elevated for corporations, despite increased supply chain and input price pressures. However, the Friday following Thanksgiving in the U.S. saw a big market selloff with all the major indexes down over 2% on concerns that the emergence of the new Omicron variant could derail the last bout of economic normalization traction. This added to continued concerns around the shift in the transient versus persistent inflation debate.

The Fund is a “fund of funds” that invests in affiliated mutual funds managed by Lord Abbett. Under normal conditions, through the underlying funds, the Fund indirectly invests in fixed income securities of various types, select U.S. equity securities across all market capitalization ranges and all investment styles, and foreign (including emerging market) securities. The Fund tactically allocates among these asset classes in response to market conditions or to seek to capitalize on investment opportunities.

Over the period, despite the asset class generating positive returns, the portfolio’s allocation to high yield corporate bonds within the Lord Abbett High Yield Fund was the largest detractor from performance relative to the Russell 1000® Index, as below investment grade bonds largely underperformed equities. The portfolio’s allocation to emerging market corporate and sovereign bonds within the Lord Abbett Emerging Markets Bond Fund also detracted from relative performance over the period, as the asset class significantly underperformed the U.S. equity market due to virus and global supply chain concerns, as well as a stronger U.S. dollar.

In addition, the portfolio’s weightings in domestic mid- and large-cap growth stocks within the Lord Abbett Growth Opportunities Fund and the Lord Abbett Growth Leaders Fund were also notable detractors from relative performance, as concerns about Fed policy, inflation, and risk appetite skewed capital towards lower valuation, more mature companies. This shift hurt the equity performance of faster-growing companies with higher-multiple stocks. Conversely, the portfolio’s weightings in domestic value stocks within the Lord Abbett Focused Large Cap Value Fund, the Lord Abbett Focused Small Cap

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Value Fund, and the Lord Abbett Fundamental Equity Fund were the largest contributors to relative performance.

Lord Abbett Multi-Asset Income Fund

For the fiscal year ended November 30, 2021, the Fund returned 9.43%, reflecting performance at the net asset value (“NAV”) of Class A shares with all distributions reinvested, compared to its benchmark, the Bloomberg U.S. Aggregate Bond Index12, which returned -1.15% over the same period.

The twelve-month period ending November 30, 2021 was primarily a story of the dramatic economic and market recovery that occurred within the U.S. Despite the persistent presence of COVID-19, U.S. risk assets largely outperformed their higher quality counterparts over the period. U.S. Treasuries2 returned -2.05% amid rising yields across all maturities; Investment grade corporate bonds3 returned -0.53% as spreads remained rangebound at near all-time tight levels throughout the period.

High yield bonds4 and leveraged loans5 returned 5.38% and 6.12%, respectively, over the period. Within high yield, lower quality segments of the market outperformed higher quality tiers. Within equities, the S&P 500® Index6 and the tech heavy Nasdaq Composite Index7 returned 27.92% and 28.20%, respectively. Large cap stocks8 outperformed small cap stocks9 (26.67% vs. 22.03%), while growth10 outperformed value11 (29.39% vs. 22.92%).

The strong overall market performance was mainly attributed to vaccine approvals and a bipartisan compromise on a fifth pandemic relief package. Additionally, the U.S. Federal Reserve (the “Fed”) cleared banks to resume share buybacks in the first quarter of 2021, subject to a limit, after the industry fared well in the second round of stress tests – which was a notable development considering the industry had mostly struggled throughout 2020.

To start the new year, various factors impacted markets, although the longstanding bullish narrative surrounding stimulus and vaccine optimism remained largely intact. Momentum continued behind the pro-cyclical and value rotation on the back of the Democrats’ surprise victory in the Georgia U.S. Senate runoff elections. Inflation fears and renewed concerns over variants of the coronavirus did little to slow the market down during the second quarter of 2021, as the S&P 500® Index and Nasdaq Composite Index both breached all-time highs. Second quarter reported earnings were even stronger than the first quarter, with the blended growth rate for the S&P 500® Index at 88%, which was the highest year-over-year growth since fourth quarter of 2009. In aggregate, companies were reporting earnings 17.1% ahead of consensus in the second quarter, the fourth highest on record, and revenues 4.9% ahead of consensus, the highest on record.

4

The bullish narrative continued into the start of the third quarter. For most of July and August, investor focus was largely centered around themes, such as a central bank liquidity tailwind, continued vaccine progress, upside in corporate earnings surprises, and reopening momentum. However, U.S. markets were met with increasing headwinds toward the latter half of the quarter, which included the increased spread of the Delta variant, and rising concerns over supply chain and input price pressures on corporate earnings. This was reflected by consumer prices rising 5.4% year-over-year, in both June and July (the fastest pace since August 2008). Inflation maintained its record pace in August as consumer prices rose 5.3% year-over-year, albeit below economist expectations for the month. Uncertainty around the Fed tapering presented additional headwinds to the market. Toward the end of the third quarter, the Fed indicated that a reduction in its $120 billion per month asset-purchase plan might soon be warranted. U.S. markets were also affected by negative headlines overseas, most notably China’s regulatory crackdown of the private education and technology sectors and broad worries about a default by Chinese real estate developer Evergrande. These headwinds culminated in a volatile September, with all major U.S. indices finishing in negative territory. Specifically, the S&P 500® Index snapped a streak of seven consecutive months of positive returns and had its worst performing month since March 2020.

Markets remained resilient to start the fourth quarter amid strong consumer demand, underpinned by robust corporate and consumer balance sheets, which helped keep operating leverage and margins elevated for corporations, despite increased supply chain and input price pressures. However, the Friday following Thanksgiving in the U.S. saw a big market selloff with all the major indexes down over 2% on concerns that the emergence of the new Omicron variant could derail the last bout of economic normalization traction. This added to continued concerns around the shift in the transient versus persistent inflation debate.

The Fund is a “fund of funds” that invests in affiliated mutual funds managed by Lord Abbett. Under normal conditions, through the underlying funds, the Fund indirectly invests in fixed income securities of various types, select U.S. equity securities across all market capitalization ranges and all investment styles, and foreign (including emerging market) securities. The Fund tactically allocates among these asset classes in response to market conditions or to seek to capitalize on investment opportunities.

Over the period, the Fund’s weightings in domestic mid- and large-cap stocks within the Lord Abbett Growth Leaders Fund, the Lord Abbett Durable Growth Fund, the Lord Abbett Growth Opportunities Fund, the Lord Abbett Mid

5

Cap Stock Fund, the Lord Abbett Fundamental Equity Fund, and the Lord Abbett Focused Large Cap Value Fund were the largest contributors to relative performance, as vaccine progress and the gradual reopening of the economy sparked a dramatic economic and market recovery – resulting in equities largely outperforming the broader bond market.

The Fund’s allocation to U.S. high yield corporate bonds within the Lord Abbett High Yield Fund was another notable contributor to relative performance, as risk assets largely outperformed their high-quality counterparts – partly as a result of high-quality spreads remaining rangebound at near all-time tight levels throughout the period.

Relative to the Fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index, there were no notable detractors from relative performance over the period.

The Funds’ portfolios are actively managed and, therefore, holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1     The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index.

2     As represented by the U.S. Treasury component of the Barclays U.S. Government Index as of 11/30/2021.

3     As represented by the Bloomberg US Corp Investment Grade Index as of 11/30/2021.

4     As represented by the ICE BofA U.S. High Yield Constrained Index as of 11/30/2021.

5     As represented by the Credit Suisse Leveraged Loan Index as of 11/30/2021.

6     The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

7     The Nasdaq Composite Index is the market capitalization-weighted index of over 2,500 common equities listed on the Nasdaq stock exchange.

8     As represented by the Russell 1000® Index as of 11/30/2021.

9     As represented by the Russell 2000® Index as of 11/30/2021.

10   As represented by the Russell 3000® Growth Index as of 11/30/2021.

11   As represented by the Russell 3000® Value Index as of 11/30/2021.

12   The Bloomberg U.S. Aggregate Bond Index is an index of U.S dollar-denominated, investment-grade

U.S. government and corporate securities, and mortgage pass-through securities, and asset-backed securities. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and an investor cannot invest directly in an index.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information
Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Funds will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

Except where noted, comparative Fund performance does not account for the deduction of sales charges and would be different if sales charges were included. Each Fund offers classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see each Fund’s prospectus.

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During certain periods shown, expense waivers and reimbursements were in place. Without such waivers and expense reimbursements, the Funds’ returns would have been lower.

The annual commentary above discusses the views of the Funds’ management and various portfolio holdings of the Funds as of November 30, 2021. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Funds’ portfolios are actively managed and may change significantly, the Funds may no longer own the securities described above or may have otherwise changed their positions in the securities. For more recent information about the Funds’ portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with each Fund, please see each Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

7

Multi-Asset Balanced Opportunity Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell 1000® Index, 40% Russell 1000® Index/30% Bloomberg U.S. Aggregate Bond Index/20% ICE BofA U.S. High Yield Constrained Index/10% MSCI EAFE® Index with Gross Dividends and the Morningstar Allocation 50-70% Equity Category Average, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett and reimbursed by the Underlying Funds; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

8

Average Annual Total Returns at Maximum Applicable Sales Charge for the Periods Ended November 30, 2021
	1 Year	5 Year	10 Year	Life of Class
Class A4	10.37%	9.24%	8.82%	–
Class C5	11.01%	8.93%	8.25%	–
Class F6	13.06%	9.93%	9.23%	–
Class F3[7]	13.25%	–	–	9.73%
Class I6	13.26%	10.03%	9.34%	–
Class P6	12.72%	9.54%	8.85%	–
Class R2[6]	12.55%	9.38%	8.69%	–
Class R3[6]	12.62%	9.49%	8.80%	–
Class R4[8]	12.88%	9.75%	–	7.92%
Class R5[8]	13.15%	10.02%	–	8.19%
Class R6[8]	13.26%	10.10%	–	8.24%

1    Reflects the deduction of the maximum initial sales charge of 2.25%.

2    Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

3    Source: Morningstar, Inc. The performance of the average is not necessarily representative of the Fund’s performance.

4    Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended

November 30, 2021, is calculated using the SEC-required uniform method to compute such return.

5    The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

6    Performance is at net asset value.

7    Commenced operations and performance for the class began on April 4, 2017. Performance is at net asset value.

8    Commenced operations and performance for the class began on June 30, 2015. Performance is at net asset value.

9

Multi-Asset Income Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Bloomberg U.S. Aggregate Bond Index, 45% Bloomberg U.S. Aggregate Bond Index/25% ICE BofA U.S. High Yield Constrained Index/20% Russell 1000® Index/10% MSCI EAFE® Index with Gross Dividends and the Morningstar Allocation 30-50% Equity Category Average, assuming reinvestment of all dividends and distributions. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett and reimbursed by the Underlying Funds; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

10

Average Annual Total Returns at Maximum Applicable Sales Charge for the Periods Ended November 30, 2021
	1 Year	5 Year	10 Year	Life of Class
Class A4	6.96%	7.11%	6.75%	–
Class C5	7.66%	6.80%	6.19%	–
Class F6	9.59%	7.77%	7.15%	–
Class F3[7]	9.76%	–	–	7.58%
Class I6	9.70%	7.87%	7.25%	–
Class R2[6]	9.06%	7.23%	6.61%	–
Class R3[6]	9.15%	7.34%	6.72%	–
Class R4[8]	9.43%	7.60%	–	6.26%
Class R5[8]	9.76%	7.88%	–	6.53%
Class R6[8]	9.76%	7.94%	–	6.57%

1    Reflects the deduction of the maximum initial sales charge of 2.25%.

2    Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

3    Source: Morningstar, Inc. The performance of the average is not necessarily representative of the Fund’s performance.

4    Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended

November 30, 2021, is calculated using the SEC-required uniform method to compute such return.

5    The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

6    Performance is at net asset value.

7    Commenced operations and performance for the class began on April 4, 2017. Performance is at net asset value.

8    Commenced operations and performance for the class began on June 30, 2015. Performance is at net asset value.

11

Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2021 through November 30, 2021).

Actual Expenses

For each class of each Fund, the first line of the applicable table on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period 6/1/21 – 11/30/21” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of each Fund, the second line of the applicable table on the following pages provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

12

Multi-Asset Balanced Opportunity Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†#
	6/1/21	11/30/21	6/1/21 - 11/30/21
Class A
Actual	$1,000.00	$ 999.70	$2.46
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.61	$2.48
Class C
Actual	$1,000.00	$ 995.30	$6.20
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.85	$6.28
Class F
Actual	$1,000.00	$1,000.50	$1.71
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.36	$1.72
Class F3
Actual	$1,000.00	$1,001.10	$0.80
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,024.27	$0.81
Class I
Actual	$1,000.00	$1,001.00	$1.20
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.87	$1.22
Class P
Actual	$1,000.00	$ 998.70	$3.46
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.61	$3.50
Class R2
Actual	$1,000.00	$ 997.90	$4.21
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.86	$4.26
Class R3
Actual	$1,000.00	$ 998.40	$3.71
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.36	$3.75
Class R4
Actual	$1,000.00	$ 999.70	$2.46
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.61	$2.48
Class R5
Actual	$1,000.00	$1,000.30	$1.20
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.87	$1.22
Class R6
Actual	$1,000.00	$1,001.10	$0.80
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,024.27	$0.81

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.49% for Class A, 1.24% for Class C, 0.34% for Class F, 0.16% for Class F3, 0.24% for Class I, 0.69% for Class P, 0.84% for Class R2, 0.74% for Class R3, 0.49% for Class R4, 0.24% for Class R5 and 0.16% for Class R6) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).
#	Does not include expenses of the Underlying Funds in which Multi-Asset Balanced Opportunity Fund invests.

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Portfolio Holdings Presented by Portfolio Allocation

November 30, 2021

Underlying Fund Name	%*
Lord Abbett Investment Trust-Convertible Fund-Class I	1.41%
Lord Abbett Investment Trust-Core Fixed Income Fund-Class I	3.23%
Lord Abbett Securities Trust-Durable Growth Fund-Class I	6.54%
Lord Abbett Global Fund, Inc.-Emerging Markets Bond Fund-Class I	4.38%
Lord Abbett Investment Trust-Floating Rate Fund-Class I	0.42%
Lord Abbett Securities Trust-Focused Large Cap Value Fund-Class I	18.12%
Lord Abbett Securities Trust-Focused Small Cap Value Fund-Class I	0.52%
Lord Abbett Securities Trust-Fundamental Equity Fund-Class I	6.14%
Lord Abbett Securities Trust-Growth Leaders Fund-Class I	11.05%
Lord Abbett Research Fund, Inc.-Growth Opportunities Fund-Class I	5.83%
Lord Abbett Investment Trust-High Yield Fund-Class I	16.62%
Lord Abbett Investment Trust-Inflation Focused Fund-Class I	5.05%
Lord Abbett Securities Trust-International Equity Fund-Class I	3.91%
Lord Abbett Securities Trust-International Value Fund-Class I	7.74%
Lord Abbett Mid Cap Stock Fund, Inc.-Class I	4.44%
Lord Abbett Investment Trust-Short Duration Income Fund-Class I	0.58%
Lord Abbett Securities Trust-Value Opportunities Fund-Class I	3.98%
Repurchase Agreements	0.04%
Total	100.00%

*	Represents percent of total investments.

14

Multi-Asset Income Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†#
	6/1/21	11/30/21	6/1/21 - 11/30/21
Class A
Actual	$1,000.00	$ 993.20	$2.40
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.66	$2.43
Class C
Actual	$1,000.00	$ 989.90	$6.14
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.90	$6.23
Class F
Actual	$1,000.00	$ 994.00	$1.65
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.41	$1.67
Class F3
Actual	$1,000.00	$ 994.50	$0.85
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,024.22	$0.86
Class I
Actual	$1,000.00	$ 994.50	$1.15
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.92	$1.17
Class R2
Actual	$1,000.00	$ 991.60	$4.14
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.91	$4.20
Class R3
Actual	$1,000.00	$ 991.90	$3.65
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.41	$3.70
Class R4
Actual	$1,000.00	$ 993.20	$2.40
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.66	$2.43
Class R5
Actual	$1,000.00	$ 994.50	$1.15
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.92	$1.17
Class R6
Actual	$1,000.00	$ 995.10	$0.85
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,024.22	$0.86

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.48% for Class A, 1.23% for Class C, 0.33% for Class F, 0.17% for Class F3, 0.23% for Class I, 0.83% for Class R2, 0.73% for Class R3, 0.48% for Class R4, 0.23% for Class R5 and 0.17% for Class R6) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).
#	Does not include expenses of the Underlying Funds in which Multi-Asset Income Fund invests.

15

Portfolio Holdings Presented by Portfolio Allocation

November 30, 2021

Underlying Fund Name	%*
Lord Abbett Investment Trust-Convertible Fund-Class I	1.01%
Lord Abbett Investment Trust-Core Fixed Income Fund-Class I	12.78%
Lord Abbett Securities Trust-Durable Growth Fund-Class I	5.24%
Lord Abbett Global Fund, Inc.-Emerging Markets Bond Fund-Class I	4.89%
Lord Abbett Investment Trust-Floating Rate Fund-Class I	2.97%
Lord Abbett Securities Trust-Focused Large Cap Value Fund-Class I	11.46%
Lord Abbett Securities Trust-Focused Small Cap Value Fund-Class I	0.42%
Lord Abbett Securities Trust-Fundamental Equity Fund-Class I	4.47%
Lord Abbett Securities Trust-Growth Leaders Fund-Class I	6.93%
Lord Abbett Research Fund, Inc.-Growth Opportunities Fund-Class I	3.84%
Lord Abbett Investment Trust-High Yield Fund-Class I	18.10%
Lord Abbett Investment Trust-Inflation Focused Fund-Class I	8.35%
Lord Abbett Municipal Income Fund-Intermediate Tax-Free Fund-Class I	1.70%
Lord Abbett Securities Trust-International Equity Fund-Class I	4.21%
Lord Abbett Securities Trust-International Value Fund-Class I	7.04%
Lord Abbett Mid Cap Stock Fund, Inc.-Class I	2.92%
Lord Abbett Investment Trust-Short Duration Income Fund-Class I	1.02%
Lord Abbett Securities Trust-Value Opportunities Fund-Class I	2.62%
Repurchase Agreements	0.03%
Total	100.00%

*	Represents percent of total investments.

16

Schedule of Investments

MULTI-ASSET BALANCED OPPORTUNITY FUND November 30, 2021

Investments	Shares	Fair Value (000)
LONG-TERM INVESTMENTS 99.75%

INVESTMENTS IN UNDERLYING FUNDS(a)(b) 99.75%
Lord Abbett Investment Trust-Convertible Fund-Class I(c)	1,967,065	$38,141
Lord Abbett Investment Trust-Core Fixed Income Fund-Class I(d)	7,881,543	87,722
Lord Abbett Securities Trust-Durable Growth Fund-Class I(e)	8,362,322	177,699
Lord Abbett Global Fund, Inc.-Emerging Markets Bond Fund-Class I(f)	24,388,702	119,017
Lord Abbett Investment Trust-Floating Rate Fund-Class I(g)	1,370,636	11,472
Lord Abbett Securities Trust-Focused Large Cap Value Fund-Class I(h)	33,933,249	492,032
Lord Abbett Securities Trust-Focused Small Cap Value Fund-Class I(h)	481,273	13,971
Lord Abbett Securities Trust-Fundamental Equity Fund-Class I(i)	12,700,890	166,763
Lord Abbett Securities Trust-Growth Leaders Fund-Class I*(e)	6,786,969	299,984
Lord Abbett Research Fund, Inc.-Growth Opportunities Fund-Class I*(e)	4,280,742	158,388
Lord Abbett Investment Trust-High Yield Fund-Class I(j)	60,504,965	451,367
Lord Abbett Investment Trust-Inflation Focused Fund-Class I(k)	11,033,142	137,252
Lord Abbett Securities Trust-International Equity Fund-Class I(h)	6,188,296	106,068
Lord Abbett Securities Trust-International Value Fund-Class I(l)	27,569,113	210,077
Lord Abbett Mid Cap Stock Fund, Inc.-Class I(m)	3,453,396	120,558
Lord Abbett Investment Trust-Short Duration Income Fund-Class I(n)	3,766,915	15,670
Lord Abbett Securities Trust-Value Opportunities Fund-Class I(h)	5,017,184	108,120
Total Investments in Underlying Funds (cost 2,583,082,024)		2,714,301

	Principal Amount (000)
SHORT-TERM INVESTMENTS 0.04%

REPURCHASE AGREEMENTS 0.04%
Repurchase Agreement dated 11/30/2021, 0.00% due 12/1/2021 with Fixed Income Clearing Corp. collateralized by $1,032,700 of U.S. Treasury Note at 0.50% due 11/30/2023; value: $1,032,378; proceeds: $1,012,088 (cost $1,012,088)	$1,012	1,012
Total Investments in Securities 99.79% (cost $2,584,094,112)		2,715,313
Other Assets and Liabilities – Net(o) 0.21%		5,722

Net Assets 100.00%		$2,721,035

*	Non-income producing security.
(a)	Affiliated issuers (See Note 11).
(b)	These investments offer daily redemptions.
(c)	Fund investment objective is to seek current income and the opportunity for capital appreciation to produce a high total return.

See Notes to Financial Statements.	17

Schedule of Investments (continued)

MULTI-ASSET BALANCED OPPORTUNITY FUND November 30, 2021

(d)	Fund investment objective is to seek income and capital appreciation to produce a high total return.
(e)	Fund investment objective is to seek capital appreciation.
(f)	Fund investment objective is to seek high total return.
(g)	Fund investment objective is to seek a high level of current income.
(h)	Fund investment objective is to seek long-term capital appreciation.
(i)	Fund investment objective is long-term growth of capital and income without excessive fluctuations in market value.
(j)	Fund investment objective is to seek a high current income and the opportunity for capital appreciation to produce a high total return.
(k)	Fund investment objective is to provide investment returns that exceed the rate of inflation in the U.S. economy over a full economic cycle and to seek current income.
(l)	Fund investment objective is to seek a high level of total return.
(m)	Fund investment objective is to seek capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.
(n)	Fund investment objective is to seek a high level of income consistent with preservation of capital.
(o)	Other Assets and Liabilities - Net include net unrealized appreciation on futures contracts and swaps as follows:

Open Total Return Swap Contracts at November 30, 2021:

Swap Counterparty	Referenced Index	Referenced Spread	Units	Position	Termination Date	Notional Amount	Notional Value	Unrealized Appreciation
Citibank	RU10GRTR*	SOFR	26,550	Long	6/2/2022	$80,400,056	$80,400,056	$–

Swap Counterparty	Referenced Index	Referenced Spread	Units	Position	Termination Date	Notional Amount	Notional Value	Unrealized Depreciation
Citibank	RU10VATR**	SOFR	36,894	Short	6/2/2022	$(80,401,202)	$(80,401,202)	$–

*	Russell 1000 Growth Total Return Index.
**	Russell 1000 Total Return Index.
SOFR	Secured Over Night Financing Rate.

Open Futures Contracts at November 30, 2021:

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation
E-Mini Russell 2000	December 2021	367	Short	$(41,210,056)	$(40,320,455)	$ 889,601
E-Mini S&P 500	December 2021	296	Short	(68,544,160)	(67,580,500)	963,660
Total Unrealized Appreciation on Open Futures Contracts						$1,853,261

18	See Notes to Financial Statements.

Schedule of Investments (concluded)

MULTI-ASSET BALANCED OPPORTUNITY FUND November 30, 2021

The following is a summary of the inputs used as of November 30, 2021 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Long-Term Investments
Investments in Underlying Funds	$2,714,301	$–	$–	$2,714,301
Short-Term Investments
Repurchase Agreements	–	1,012	–	1,012
Total	$2,714,301	$1,012	$–	$2,715,313

Other Financial Instruments
Total Return Swap Contracts
Assets	$–	$–	$–	$–
Liabilities	–	–	–	–
Futures Contracts
Assets	1,853	–	–	1,853
Liabilities	–	–	–	–
Total	$1,853	$–	$–	$1,853

(1)	Refer to Note 2(m) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

See Notes to Financial Statements.	19

Schedule of Investments

MULTI-ASSET INCOME FUND November 30, 2021

Investments	Shares	Fair Value (000)
LONG-TERM INVESTMENTS 99.76%

INVESTMENTS IN UNDERLYING FUNDS(a)(b) 99.76%
Lord Abbett Investment Trust-Convertible Fund-Class I(c)	667,097	$12,935
Lord Abbett Investment Trust-Core Fixed Income Fund-Class I(d)	14,740,419	164,061
Lord Abbett Securities Trust-Durable Growth Fund-Class I(e)	3,169,796	67,358
Lord Abbett Global Fund, Inc.-Emerging Markets Bond Fund-Class I(f)	12,860,935	62,761
Lord Abbett Investment Trust-Floating Rate Fund-Class I(g)	4,562,103	38,185
Lord Abbett Securities Trust-Focused Large Cap Value Fund-Class I(h)	10,144,538	147,096
Lord Abbett Securities Trust-Focused Small Cap Value Fund-Class I(h)	184,397	5,353
Lord Abbett Securities Trust-Fundamental Equity Fund-Class I(i)	4,374,220	57,434
Lord Abbett Securities Trust-Growth Leaders Fund-Class I*(e)	2,014,119	89,024
Lord Abbett Research Fund, Inc.-Growth Opportunities Fund-Class I*(e)	1,331,031	49,248
Lord Abbett Investment Trust-High Yield Fund-Class I(j)	31,137,764	232,288
Lord Abbett Investment Trust-Inflation Focused Fund-Class I(k)	8,613,118	107,147
Lord Abbett Municipal Income Fund, Inc.-Intermediate Tax-Free Fund-Class I(l)	1,920,890	21,821
Lord Abbett Securities Trust-International Equity Fund-Class I(h)	3,154,784	54,073
Lord Abbett Securities Trust-International Value Fund-Class I(m)	11,865,300	90,414
Lord Abbett Mid Cap Stock Fund, Inc.-Class I(n)	1,072,818	37,452
Lord Abbett Investment Trust-Short Duration Income Fund-Class I(o)	3,145,733	13,086
Lord Abbett Securities Trust-Value Opportunities Fund-Class I(h)	1,558,292	33,581
Total Investments in Underlying Funds (cost 1,241,241,447)		1,283,317

	Principal Amount (000)
SHORT-TERM INVESTMENTS 0.03%

REPURCHASE AGREEMENTS 0.03%
Repurchase Agreement dated 11/30/2021, 0.00% due 12/1/2021 with Fixed Income Clearing Corp. collateralized by $395,000 of U.S. Treasury Note at 0.50% due 11/30/2023; value: $394,877; proceeds: $387,082 (cost $387,082)	$387	387
Total Investments in Securities 99.79% (cost $1,241,628,529)		1,283,704
Other Assets and Liabilities – Net(p) 0.21%		2,751
Net Assets 100.00%		$1,286,455

*	Non-income producing security.
(a)	Affiliated issuers (See Note 11).
(b)	These investments offer daily redemptions.

20	See Notes to Financial Statements.

Schedule of Investments (continued)

MULTI-ASSET INCOME FUND November 30, 2021

(c)	Fund investment objective is to seek current income and the opportunity for capital appreciation to produce a high total return.
(d)	Fund investment objective is to seek income and capital appreciation to produce a high total return.
(e)	Fund investment objective is to seek capital appreciation.
(f)	Fund investment objective is to seek high total return.
(g)	Fund investment objective is to seek a high level of current income.
(h)	Fund investment objective is to seek long-term capital appreciation.
(i)	Fund investment objective is long-term growth of capital and income without excessive fluctuations in market value.
(j)	Fund investment objective is to seek a high current income and the opportunity for capital appreciation to produce a high total return.
(k)	Fund investment objective is to provide investment returns that exceed the rate of inflation in the U.S. economy over a full economic cycle and to seek current income.
(l)	Fund investment objective is to seek the maximum amount of interest income exempt from federal income tax as is consistent with reasonable risk.
(m)	Fund investment objective is to seek a high level of total return.
(n)	Fund investment objective is to seek capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.
(o)	Fund investment objective is to seek a high level of income consistent with preservation of capital.
(p)	Other Assets and Liabilities - Net include net unrealized appreciation on futures contracts and swaps as follows:

Open Total Return Swap Contracts at November 30, 2021:

Swap Counterparty	Referenced Index	Referenced Spread	Units	Position	Termination Date	Notional Amount	Notional Value	Unrealized Appreciation
Citibank	RU10GRTR*	SOFR	13,077	Long	6/2/2022	$39,600,434	$39,600,434	$–

Swap Counterparty	Referenced Index	Referenced Spread	Units	Position	Termination Date	Notional Amount	Notional Value	Unrealized Depreciation
Citibank	RU10VATR**	SOFR	18,171	Short	6/2/2022	$(39,599,128)	$(39,599,128)	$–

*	Russell 1000 Growth Total Return Index.
**	Russell 1000 Total Return Index.
SOFR	Secured Over Night Financing Rate.

Open Futures Contracts at November 30, 2021:

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation
E-Mini Russell 2000	December 2021	173	Short	$(19,425,993)	$(19,006,645)	$419,348
E-Mini S&P 500	December 2021	139	Short	(32,187,967)	(31,735,437)	452,530
Total Unrealized Appreciation on Open Futures Contracts						$871,878

See Notes to Financial Statements.	21

Schedule of Investments (concluded)

MULTI-ASSET INCOME FUND November 30, 2021

The following is a summary of the inputs used as of November 30, 2021 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Long-Term Investments
Investments in Underlying Funds	$1,283,317	$–	$–	$1,283,317
Short-Term Investments
Repurchase Agreements	–	387	–	387
Total	$1,283,317	$387	$–	$1,283,704

Other Financial Instruments
Total Return Swap Contracts
Assets	$–	$–	$–	$–
Liabilities	–	–	–	–
Futures Contracts
Assets	872	–	–	872
Liabilities	–	–	–	–
Total	$872	$–	$–	$872

(1)	Refer to Note 2(m) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

22	See Notes to Financial Statements.

Statements of Assets and Liabilities

November 30, 2021

	Multi-Asset Balanced Opportunity Fund	Multi-Asset Income Fund
ASSETS:
Investments in securities, at cost	$1,012,088	$387,082
Investments in Underlying Funds, at cost	2,583,082,024	1,241,241,447
Investments in securities, at fair value	$1,012,088	$387,082
Investments in Underlying Funds, at value	2,714,301,121	1,283,317,064
Deposits with brokers for futures collateral	5,789,500	2,723,000
Deposits with brokers for swaps collateral	770,003	620,003
Receivables:
Capital shares sold	15,865,154	5,697,077
Interest and dividends	2,931,983	1,879,097
Investments in Underlying Funds sold	1,866,554	932,301
Variation margin for futures contracts	1,573,512	741,719
From broker	982,864	486,338
Premiums for OTC written options sold	356,971	178,485
Prepaid expenses and other assets	66,690	58,335
Total assets	2,745,516,440	1,297,020,501
LIABILITIES:
Payables:
Investments in Underlying Funds purchased	2,927,805	1,876,983
Capital shares reacquired	4,927,720	2,023,221
12b-1 distribution plan	566,622	359,127
To bank	529,953	520,000
Trustees’ fees	439,229	197,388
Premiums for options purchased	356,971	178,485
Management fee	231,493	108,513
Fund administration	92,597	43,407
Variation margin for futures contracts	77,762	39,068
Foreign currency overdraft (cost $220 and $533, respectively)	213	575
Distributions payable	13,910,975	5,017,286
Accrued expenses and other liabilities	420,038	201,079
Total liabilities	24,481,378	10,565,132
Commitments and contingent liabilities
NET ASSETS	$2,721,035,062	$1,286,455,369
COMPOSITION OF NET ASSETS:
Paid-in capital	$2,247,461,053	$1,242,650,473
Total distributable earnings (loss)	473,574,009	43,804,896
Net Assets	$2,721,035,062	$1,286,455,369

See Notes to Financial Statements.	23

Statements of Assets and Liabilities (concluded)

November 30, 2021

	Multi-Asset Balanced Opportunity Fund	Multi-Asset Income Fund
Net assets by class:
Class A Shares	$2,293,946,845	$855,806,215
Class C Shares	$223,712,654	$188,841,840
Class F Shares	$84,161,502	$176,727,247
Class F3 Shares	$57,630	$1,734,801
Class I Shares	$41,327,070	$37,859,772
Class P Shares	$820,454	–
Class R2 Shares	$686,301	$139,613
Class R3 Shares	$49,825,111	$20,698,782
Class R4 Shares	$14,342,618	$3,435,283
Class R5 Shares	$186,027	$52,846
Class R6 Shares	$11,968,850	$1,158,970
Outstanding shares by class (unlimited number of authorized shares of beneficial interest):
Class A Shares	163,775,536	49,218,565
Class C Shares	16,091,708	10,678,544
Class F Shares	6,008,973	10,165,019
Class F3 Shares	4,101	100,178
Class I Shares	2,951,031	2,191,229
Class P Shares	58,878	–
Class R2 Shares	47,777	7,794
Class R3 Shares	3,563,952	1,190,302
Class R4 Shares	1,023,898	197,581
Class R5 Shares	13,258	3,057
Class R6 Shares	852,616	66,931
Net Asset Value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$14.01	$17.39
Class A Shares-Maximum offering price (Net asset value plus sales charge of 2.25%)	$14.33	$17.79
Class C Shares-Net asset value	$13.90	$17.68
Class F Shares-Net asset value	$14.01	$17.39
Class F3 Shares-Net asset value	$14.05	$17.32
Class I Shares-Net asset value	$14.00	$17.28
Class P Shares-Net asset value	$13.93	–
Class R2 Shares-Net asset value*	$14.36	$17.92
Class R3 Shares-Net asset value	$13.98	$17.39
Class R4 Shares-Net asset value	$14.01	$17.39
Class R5 Shares-Net asset value*	$14.03	$17.28
Class R6 Shares-Net asset value	$14.04	$17.32

* Net asset value may not recalculate due to rounding of fractional shares.

24	See Notes to Financial Statements.

Statements of Operations

For the Year Ended November 30, 2021

	Multi-Asset Balanced Opportunity Fund	Multi-Asset Income Fund
Investment income:
Dividends	$55,773,967	$29,509,933
Interest and other	4,896	2,077
Total investment income	55,778,863	29,512,010
Expenses:
Management fee	2,724,186	1,289,982
12b-1 distribution plan-Class A	5,690,639	2,057,050
12b-1 distribution plan-Class C	2,492,937	2,249,430
12b-1 distribution plan-Class F	78,909	177,395
12b-1 distribution plan-Class P	3,562	–
12b-1 distribution plan-Class R2	3,905	820
12b-1 distribution plan-Class R3	249,326	101,003
12b-1 distribution plan-Class R4	37,025	8,347
Shareholder servicing	2,331,328	890,087
Fund administration	1,089,674	515,993
Registration	190,777	165,446
Trustees’ fees	105,503	57,549
Reports to shareholders	66,032	25,306
Custody	56,778	43,923
Professional	51,128	41,079
Other	32,464	22,414
Gross expenses	15,204,173	7,645,824
Expense reductions (See Note 9)	(2,454)	(1,166)
Fees waived and expenses reimbursed (See Note 3)	(56,778)	(43,923)
Net expenses	15,144,941	7,600,735
Net investment income	40,633,922	21,911,275
Net realized and unrealized gain (loss):
Capital gain distributions received from Underlying Funds	254,567,055	84,875,690
Net realized gain (loss) on Investments in Underlying Funds	248,232,403	94,294,119
Net realized gain (loss) on Investments	(61,773,106)	(26,159,384)
Net realized gain (loss) on futures contracts	(41,942,948)	(23,026,397)
Net realized gain (loss) on forward foreign currency exchange contracts	(857)	(857)
Net realized gain (loss) on OTC written options	31,934,829	14,328,361
Net realized gain (loss) on swap contracts	(345,469)	675,757
Net realized gain (loss) on foreign currency related transactions	(19,069)	(9,684)
Net change in unrealized appreciation/depreciation in Underlying Funds	(169,067,489)	(63,099,650)
Net change in unrealized appreciation/depreciation on Investments	46,274,383	19,980,930
Net change in unrealized appreciation/depreciation on futures contracts	(2,784,760)	(169,005)
Net change in unrealized appreciation/depreciation on forward foreign currency exchange contracts	851	851
Net change in unrealized appreciation/depreciation on OTC written options	(25,746,802)	(11,760,042)
Net change in unrealized appreciation/depreciation on swap contracts	(1,072,525)	(528,243)
Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies	166,240	166,216
Net realized and unrealized gain (loss)	278,422,736	89,568,662
Net Increase in Net Assets Resulting From Operations	$319,056,658	$111,479,937

See Notes to Financial Statements.	25

Statements of Changes in Net Assets

	Multi-Asset Balanced Opportunity Fund
INCREASE (DECREASE) IN NET ASSETS	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020
Operations:
Net investment income	$40,633,922	$40,156,580
Capital gain distributions received from Underlying Funds	254,567,055	86,475,454
Net realized gain (loss) on Investments in Underlying Funds	248,232,403	9,512,911
Net realized (loss) on investments	(61,773,106)	(7,235,778)
Net realized (loss) on futures contracts, forward foreign currency exchange contracts, OTC written options, swaps and foreign currency related transactions	(10,373,514)	(17,124,748)
Net change in unrealized appreciation/depreciation on Investments in Underlying Funds	(169,067,489)	261,894,039
Net change in unrealized appreciation/depreciation on Investments	46,274,383	(46,274,383)
Net change in unrealized appreciation/depreciation on futures contracts, forward foreign currency exchange contracts, OTC written options, swaps and translation of assets and liabilities denominated in foreign currencies	(29,436,996)	32,822,992
Net increase in net assets resulting from operations	319,056,658	360,227,067
Distributions to shareholders:
Class A	(124,302,535)	(63,141,333)
Class C	(12,860,442)	(8,012,384)
Class F	(4,341,328)	(2,348,286)
Class F3	(7,409)	(1,809)
Class I	(2,331,007)	(1,063,213)
Class P	(42,190)	(18,781)
Class R2	(32,515)	(21,299)
Class R3	(2,655,325)	(1,464,731)
Class R4	(814,103)	(403,633)
Class R5	(10,816)	(8,941)
Class R6	(665,262)	(496,087)
Total distributions to shareholders	(148,062,932)	(76,980,497)
Capital share transactions (Net of share conversions) (See Note 14):
Net proceeds from sales of shares	278,728,776	183,969,392
Reinvestment of distributions	143,736,619	75,069,227
Cost of shares reacquired	(396,771,892)	(514,582,678)
Net increase (decrease) in net assets resulting from capital share transactions	25,693,503	(255,544,059)
Net increase (decrease) in net assets	196,687,229	27,702,511
NET ASSETS:
Beginning of year	$2,524,347,833	$2,496,645,322
End of year	$2,721,035,062	$2,524,347,833

26	See Notes to Financial Statements.

Statements of Changes in Net Assets (concluded)

	Multi-Asset Income Fund
INCREASE (DECREASE) IN NET ASSETS	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020
Operations:
Net investment income	$21,911,275	$24,100,213
Capital gain distributions received from Underlying Funds	84,875,690	31,334,183
Net realized gain (loss) on Investments in Underlying Funds	94,294,119	(193,068)
Net realized (loss) on investments	(26,159,384)	(7,235,778)
Net realized (loss) on futures contracts, forward foreign currency exchange contracts, OTC written options, swaps and foreign currency related transactions	(8,032,820)	(10,652,546)
Net change in unrealized appreciation/depreciation on Investments in Underlying Funds	(63,099,650)	96,241,032
Net change in unrealized appreciation/depreciation on Investments	19,980,930	(19,980,930)
Net change in unrealized appreciation/depreciation on futures contracts, forward foreign currency exchange contracts, OTC written options, swaps and translation of assets and liabilities denominated in foreign currencies	(12,290,223)	13,970,647
Net increase in net assets resulting from operations	111,479,937	127,583,753
Distributions to shareholders:
Class A	(28,277,347)	(16,082,638)
Class C	(6,337,598)	(4,729,009)
Class F	(6,415,992)	(4,568,847)
Class F3	(75,006)	(58,861)
Class I	(1,426,865)	(1,015,424)
Class P	–	–
Class R2	(4,068)	(2,452)
Class R3	(650,165)	(423,860)
Class R4	(113,809)	(62,614)
Class R5	(1,907)	(1,074)
Class R6	(42,452)	(54,611)
Total distributions to shareholders	(43,345,209)	(26,999,390)
Capital share transactions (Net of share conversions) (See Note 14):
Net proceeds from sales of shares	187,643,881	117,383,469
Reinvestment of distributions	40,142,084	25,100,919
Cost of shares reacquired	(221,884,544)	(323,495,816)
Net increase (decrease) in net assets resulting from capital share transactions	5,901,421	(181,011,428)
Net increase (decrease) in net assets	74,036,149	(80,427,065)
NET ASSETS:
Beginning of year	$1,212,419,220	$1,292,846,285
End of year	$1,286,455,369	$1,212,419,220

See Notes to Financial Statements.	27

Financial Highlights

MULTI-ASSET BALANCED OPPORTUNITY FUND

		Per Share Operating Performance:
					Distributions to
		Investment Operations:			shareholders from:
				Total
			Net	from
	Net asset	Net	realized	invest-
	value,	invest-	and	ment	Net	Net	Total
	beginning	ment	unrealized	opera-	investment	realized	distri-
	of period	income(b)	gain (loss)	tions	income	gain	butions
Class A
11/30/2021	$13.15	$0.22	$1.42	$1.64	$(0.51)	$(0.27)	$(0.78)
11/30/2020	11.60	0.21	1.66	1.87	(0.18)	(0.14)	(0.32)
11/30/2019	11.28	0.24	0.80	1.04	(0.38)	(0.34)	(0.72)
11/30/2018	12.19	0.25	(0.50)	(0.25)	(0.42)	(0.24)	(0.66)
11/30/2017	11.23	0.33	0.97	1.30	(0.34)	–	(0.34)
Class C
11/30/2021	13.06	0.11	1.41	1.52	(0.41)	(0.27)	(0.68)
11/30/2020	11.53	0.12	1.65	1.77	(0.10)	(0.14)	(0.24)
11/30/2019	11.22	0.16	0.79	0.95	(0.30)	(0.34)	(0.64)
11/30/2018	12.12	0.16	(0.49)	(0.33)	(0.33)	(0.24)	(0.57)
11/30/2017	11.16	0.24	0.97	1.21	(0.25)	–	(0.25)
Class F
11/30/2021	13.15	0.24	1.42	1.66	(0.53)	(0.27)	(0.80)
11/30/2020	11.60	0.23	1.66	1.89	(0.20)	(0.14)	(0.34)
11/30/2019	11.28	0.26	0.80	1.06	(0.40)	(0.34)	(0.74)
11/30/2018	12.18	0.27	(0.49)	(0.22)	(0.44)	(0.24)	(0.68)
11/30/2017	11.22	0.36	0.99	1.32	(0.36)	–	(0.36)
Class F3
11/30/2021	13.18	0.17	1.52	1.69	(0.55)	(0.27)	(0.82)
11/30/2020	11.62	0.26	1.65	1.91	(0.21)	(0.14)	(0.35)
11/30/2019	11.29	0.27	0.81	1.08	(0.41)	(0.34)	(0.75)
11/30/2018	12.19	0.28	(0.49)	(0.21)	(0.45)	(0.24)	(0.69)
4/4/2017 to 11/30/2017(d)	11.62	0.21	0.56	0.77	(0.20)	–	(0.20)
Class I
11/30/2021	13.15	0.25	1.41	1.66	(0.54)	(0.27)	(0.81)
11/30/2020	11.60	0.24	1.66	1.90	(0.21)	(0.14)	(0.35)
11/30/2019	11.28	0.28	0.79	1.07	(0.41)	(0.34)	(0.75)
11/30/2018	12.19	0.28	(0.50)	(0.22)	(0.45)	(0.24)	(0.69)
11/30/2017	11.22	0.45	0.89	1.34	(0.37)	–	(0.37)
Class P
11/30/2021	13.08	0.19	1.41	1.60	(0.48)	(0.27)	(0.75)
11/30/2020	11.55	0.19	1.64	1.83	(0.16)	(0.14)	(0.30)
11/30/2019	11.23	0.21	0.81	1.02	(0.36)	(0.34)	(0.70)
11/30/2018	12.14	0.22	(0.49)	(0.27)	(0.40)	(0.24)	(0.64)
11/30/2017	11.18	0.31	0.97	1.28	(0.32)	–	(0.32)
Class R2
11/30/2021	13.46	0.18	1.45	1.63	(0.46)	(0.27)	(0.73)
11/30/2020	11.87	0.17	1.70	1.87	(0.14)	(0.14)	(0.28)
11/30/2019	11.52	0.20	0.83	1.03	(0.34)	(0.34)	(0.68)
11/30/2018	12.43	0.22	(0.51)	(0.29)	(0.38)	(0.24)	(0.62)
11/30/2017	11.44	0.29	0.99	1.28	(0.29)	–	(0.29)

28	See Notes to Financial Statements.

		Ratios to Average Net Assets:(a)			Supplemental Data:
		Total
		expenses
		after
Net		waivers		Net	Net
asset		and/or		invest-	assets,	Portfolio
value,	Total	reimburse-	Total	ment	end of	turnover
end of	return	ments	expenses	income	period	rate
period	(%)(c)	(%)	(%)	(%)	(000)	(%)

$14.01	12.89	0.49	0.49	1.56	$2,293,947	47
13.15	17.09	0.52	0.52	1.81	2,087,948	60
11.60	10.19	0.52	0.52	2.15	1,974,100	25
11.28	(2.18)	0.51	0.51	2.12	1,214,155	31
12.19	11.73	0.50	0.51	2.82	1,398,075	47

13.90	12.01	1.24	1.24	0.78	223,713	47
13.06	16.17	1.27	1.27	1.03	254,523	60
11.53	9.35	1.27	1.27	1.41	337,420	25
11.22	(2.85)	1.26	1.26	1.35	223,823	31
12.12	10.96	1.24	1.26	2.08	318,697	47

14.01	13.06	0.34	0.34	1.73	84,162	47
13.15	17.26	0.37	0.37	1.97	70,406	60
11.60	10.35	0.37	0.37	2.31	73,256	25
11.28	(1.95)	0.36	0.36	2.27	46,998	31
12.18	11.91	0.35	0.36	2.84	63,871	47

14.05	13.25	0.17	0.17	1.18	58	47
13.18	17.47	0.18	0.18	2.23	75	60
11.62	10.56	0.19	0.19	2.40	47	25
11.29	(1.83)	0.22	0.22	2.38	10	31
12.19	6.72 (e)	0.21 (f)	0.21 (f)	2.68 (f)	11	47

14.00	13.26	0.24	0.24	1.81	41,327	47
13.15	17.29	0.27	0.27	2.08	37,220	60
11.60	10.45	0.26	0.26	2.47	29,487	25
11.28	(1.93)	0.26	0.26	2.38	14,440	31
12.19	12.10	0.24	0.26	3.81	17,835	47

13.93	12.72	0.69	0.69	1.37	820	47
13.08	16.86	0.72	0.72	1.61	725	60
11.55	9.93	0.72	0.72	1.93	588	25
11.23	(2.38)	0.71	0.71	1.85	512	31
12.14	11.56	0.70	0.71	2.65	664	47

14.36	12.55	0.84	0.84	1.23	686	47
13.46	16.58	0.87	0.87	1.44	594	60
11.87	9.85	0.87	0.87	1.77	837	25
11.52	(2.49)	0.86	0.86	1.83	360	31
12.43	11.37	0.85	0.86	2.44	465	47

See Notes to Financial Statements.	29

Financial Highlights (concluded)

MULTI-ASSET BALANCED OPPORTUNITY FUND

		Per Share Operating Performance:
					Distributions to
		Investment Operations:			shareholders from:
				Total
			Net	from
	Net asset	Net	realized	invest-
	value,	invest-	and	ment	Net	Net	Total
	beginning	ment	unrealized	opera-	investment	realized	distri-
	of period	income(b)	gain (loss)	tions	income	gain	butions
Class R3
11/30/2021	$13.12	$0.18	$1.42	$1.60	$(0.47)	$(0.27)	$(0.74)
11/30/2020	11.58	0.18	1.65	1.83	(0.15)	(0.14)	(0.29)
11/30/2019	11.26	0.21	0.80	1.01	(0.35)	(0.34)	(0.69)
11/30/2018	12.16	0.22	(0.49)	(0.27)	(0.39)	(0.24)	(0.63)
11/30/2017	11.20	0.31	0.96	1.27	(0.31)	–	(0.31)
Class R4
11/30/2021	13.15	0.21	1.43	1.64	(0.51)	(0.27)	(0.78)
11/30/2020	11.60	0.21	1.66	1.87	(0.18)	(0.14)	(0.32)
11/30/2019	11.29	0.24	0.79	1.03	(0.38)	(0.34)	(0.72)
11/30/2018	12.19	0.24	(0.48)	(0.24)	(0.42)	(0.24)	(0.66)
11/30/2017	11.23	0.32	0.98	1.30	(0.34)	–	(0.34)
Class R5
11/30/2021	13.17	0.25	1.42	1.67	(0.54)	(0.27)	(0.81)
11/30/2020	11.62	0.20	1.70	1.90	(0.21)	(0.14)	(0.35)
11/30/2019	11.30	0.27	0.80	1.07	(0.41)	(0.34)	(0.75)
11/30/2018	12.20	0.29	(0.50)	(0.21)	(0.45)	(0.24)	(0.69)
11/30/2017	11.24	0.33	1.00	1.33	(0.37)	–	(0.37)
Class R6
11/30/2021	13.17	0.26	1.43	1.69	(0.55)	(0.27)	(0.82)
11/30/2020	11.61	0.24	1.67	1.91	(0.21)	(0.14)	(0.35)
11/30/2019	11.29	0.30	0.77	1.07	(0.41)	(0.34)	(0.75)
11/30/2018	12.19	0.24	(0.45)	(0.21)	(0.45)	(0.24)	(0.69)
11/30/2017	11.22	0.33	1.01	1.34	(0.37)	–	(0.37)

(a)	Does not include expenses of the Underlying Funds in which the Fund invests.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(d)	Commenced on April 4, 2017.
(e)	Not annualized.
(f)	Annualized.

30	See Notes to Financial Statements.

		Ratios to Average Net Assets:(a)			Supplemental Data:
		Total
		expenses
		after
Net		waivers		Net	Net
asset		and/or		invest-	assets,	Portfolio
value,	Total	reimburse-	Total	ment	end of	turnover
end of	return	ments	expenses	income	period	rate
period	(%)(c)	(%)	(%)	(%)	(000)	(%)

$13.98	12.62	0.74	0.74	1.30	$49,825	47
13.12	16.74	0.77	0.77	1.56	48,308	60
11.58	9.94	0.76	0.76	1.91	52,554	25
11.26	(2.34)	0.76	0.76	1.84	27,258	31
12.16	11.49	0.73	0.74	2.63	33,772	47

14.01	12.88	0.49	0.49	1.54	14,343	47
13.15	17.09	0.52	0.52	1.79	13,893	60
11.60	10.19	0.52	0.52	2.12	12,167	25
11.29	(2.17)	0.51	0.51	2.07	4,971	31
12.19	11.77	0.49	0.49	2.73	2,474	47

14.03	13.15	0.24	0.24	1.78	186	47
13.17	17.34	0.28	0.28	1.79	178	60
11.62	10.44	0.27	0.27	2.38	204	25
11.30	(1.85)	0.26	0.26	2.45	121	31
12.20	11.99	0.24	0.25	2.77	102	47

14.04	13.26	0.17	0.17	1.88	11,969	47
13.17	17.48	0.19	0.19	2.13	10,480	60
11.61	10.47	0.19	0.19	2.61	15,985	25
11.29	(1.83)	0.18	0.18	2.01	5,451	31
12.19	12.13	0.18	0.18	2.77	5,587	47

See Notes to Financial Statements.	31

Financial Highlights

MULTI-ASSET INCOME FUND

		Per Share Operating Performance:
					Distributions to
					shareholders
		Investment Operations:			from:
	Net asset		Net			Net asset
	value,	Net	realized and	Total from	Net	value,
	beginning	investment	unrealized	investment	investment	end of
	of period	income(b)	gain (loss)	operations	income	period
Class A
11/30/2021	$16.47	$0.32	$1.21	$1.53	$(0.61)	$17.39
11/30/2020	15.02	0.33	1.43	1.76	(0.31)	16.47
11/30/2019	14.34	0.40	0.78	1.18	(0.50)	15.02
11/30/2018	15.08	0.36	(0.62)	(0.26)	(0.48)	14.34
11/30/2017	14.14	0.48	0.93	1.41	(0.47)	15.08
Class C
11/30/2021	16.74	0.18	1.23	1.41	(0.47)	17.68
11/30/2020	15.25	0.22	1.47	1.69	(0.20)	16.74
11/30/2019	14.55	0.30	0.79	1.09	(0.39)	15.25
11/30/2018	15.29	0.26	(0.63)	(0.37)	(0.37)	14.55
11/30/2017	14.34	0.38	0.93	1.31	(0.36)	15.29
Class F
11/30/2021	16.47	0.34	1.22	1.56	(0.64)	17.39
11/30/2020	15.02	0.35	1.43	1.78	(0.33)	16.47
11/30/2019	14.34	0.42	0.78	1.20	(0.52)	15.02
11/30/2018	15.08	0.38	(0.62)	(0.24)	(0.50)	14.34
11/30/2017	14.14	0.50	0.93	1.43	(0.49)	15.08
Class F3
11/30/2021	16.40	0.37	1.21	1.58	(0.66)	17.32
11/30/2020	14.95	0.39	1.40	1.79	(0.34)	16.40
11/30/2019	14.27	0.44	0.78	1.22	(0.54)	14.95
11/30/2018	15.00	0.40	(0.61)	(0.21)	(0.52)	14.27
4/4/2017 to 11/30/2017(d)	14.42	0.29	0.56	0.85	(0.27)	15.00
Class I
11/30/2021	16.37	0.36	1.20	1.56	(0.65)	17.28
11/30/2020	14.93	0.36	1.42	1.78	(0.34)	16.37
11/30/2019	14.26	0.44	0.77	1.21	(0.54)	14.93
11/30/2018	14.99	0.40	(0.61)	(0.21)	(0.52)	14.26
11/30/2017	14.07	0.54	0.89	1.43	(0.51)	14.99
Class R2
11/30/2021	16.95	0.26	1.25	1.51	(0.54)	17.92
11/30/2020	15.44	0.29	1.47	1.76	(0.25)	16.95
11/30/2019	14.73	0.35	0.81	1.16	(0.45)	15.44
11/30/2018	15.47	0.32	(0.63)	(0.31)	(0.43)	14.73
11/30/2017	14.50	0.45	0.94	1.39	(0.42)	15.47
Class R3
11/30/2021	16.47	0.27	1.21	1.48	(0.56)	17.39
11/30/2020	15.02	0.29	1.43	1.72	(0.27)	16.47
11/30/2019	14.34	0.35	0.80	1.15	(0.47)	15.02
11/30/2018	15.08	0.33	(0.63)	(0.30)	(0.44)	14.34
11/30/2017	14.14	0.44	0.94	1.38	(0.44)	15.08

32	See Notes to Financial Statements.

	Ratios to Average Net Assets:(a)			Supplemental Data:

	Total expenses after		Net	Net assets,	Portfolio
Total	waivers and/or	Total	investment	end of	turnover
return	reimbursements	expenses	income	period	rate
(%)(c)	(%)	(%)	(%)	(000)	(%)

9.43	0.48	0.49	1.81	$855,806	40
12.33	0.50	0.50	2.19	745,462	75
8.50	0.50	0.50	2.74	678,178	27
(1.79)	0.50	0.50	2.43	716,679	41
10.15	0.48	0.49	3.30	799,727	55

8.66	1.23	1.24	1.03	188,842	40
11.46	1.25	1.25	1.44	240,404	75
7.70	1.25	1.25	2.00	340,786	27
(2.51)	1.25	1.25	1.69	410,332	41
9.25	1.23	1.24	2.57	518,727	55

9.59	0.33	0.34	1.95	176,727	40
12.49	0.35	0.35	2.35	165,707	75
8.66	0.35	0.35	2.91	200,060	27
(1.64)	0.35	0.35	2.57	227,804	41
10.32	0.33	0.34	3.39	259,296	55

9.76	0.17	0.18	2.11	1,735	40
12.68	0.18	0.18	2.61	2,013	75
8.83	0.19	0.19	3.01	3,527	27
(1.47)	0.18	0.18	2.70	4,077	41
5.96 (e)	0.18 (f)	0.18 (f)	2.99 (f)	3,519	55

9.70	0.23	0.24	2.05	37,860	40
12.61	0.25	0.25	2.45	35,613	75
8.75	0.25	0.25	3.03	43,319	27
(1.48)	0.25	0.25	2.70	54,171	41
10.34	0.22	0.23	3.70	56,927	55

9.06	0.83	0.83	1.46	140	40
11.97	0.85	0.85	1.87	124	75
8.10	0.85	0.85	2.36	138	27
(2.09)	0.84	0.84	2.08	122	41
9.70	0.83	0.84	3.02	118	55

9.15	0.73	0.74	1.56	20,699	40
12.04	0.75	0.75	1.94	19,031	75
8.24	0.75	0.75	2.41	21,508	27
(2.03)	0.74	0.74	2.20	18,400	41
9.88	0.73	0.74	3.03	19,564	55

See Notes to Financial Statements.	33

Financial Highlights (concluded)

MULTI-ASSET INCOME FUND

		Per Share Operating Performance:
					Distributions to
					shareholders
		Investment Operations:			from:
	Net asset		Net			Net asset
	value,	Net	realized and	Total from	Net	value,
	beginning	investment	unrealized	investment	investment	end of
	of period	income(b)	gain (loss)	operations	income	period
Class R4
11/30/2021	$16.47	$0.31	$1.22	$1.53	$(0.61)	$17.39
11/30/2020	15.02	0.33	1.43	1.76	(0.31)	16.47
11/30/2019	14.34	0.38	0.80	1.18	(0.50)	15.02
11/30/2018	15.08	0.34	(0.60)	(0.26)	(0.48)	14.34
11/30/2017	14.15	0.40	1.01	1.41	(0.48)	15.08
Class R5
11/30/2021	16.38	0.36	1.19	1.55	(0.65)	17.28
11/30/2020	14.93	0.36	1.43	1.79	(0.34)	16.38
11/30/2019	14.26	0.42	0.79	1.21	(0.54)	14.93
11/30/2018	14.99	0.39	(0.60)	(0.21)	(0.52)	14.26
11/30/2017	14.07	0.48	0.95	1.43	(0.51)	14.99
Class R6
11/30/2021	16.40	0.37	1.21	1.58	(0.66)	17.32
11/30/2020	14.95	0.38	1.41	1.79	(0.34)	16.40
11/30/2019	14.27	0.44	0.78	1.22	(0.54)	14.95
11/30/2018	15.00	0.38	(0.59)	(0.21)	(0.52)	14.27
11/30/2017	14.06	0.44	1.01	1.45	(0.51)	15.00

(a)	Does not include expenses of the Underlying Funds in which the Fund invests.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(d)	Commenced on April 4, 2017.
(e)	Not annualized.
(f)	Annualized.

34	See Notes to Financial Statements.

	Ratios to Average Net Assets:(a)			Supplemental Data:

	Total expenses after		Net	Net assets,	Portfolio
Total	waivers and/or	Total	investment	end of	turnover
return	reimbursements	expenses	income	period	rate
(%)(c)	(%)	(%)	(%)	(000)	(%)

9.43	0.48	0.49	1.80	$3,435	40
12.33	0.50	0.50	2.18	2,988	75
8.50	0.50	0.50	2.62	2,421	27
(1.77)	0.49	0.49	2.31	1,756	41
10.11	0.48	0.48	2.74	569	55

9.76	0.23	0.23	2.06	53	40
12.61	0.24	0.24	2.42	47	75
8.75	0.24	0.24	2.89	36	27
(1.55)	0.24	0.24	2.64	28	41
10.41	0.22	0.23	3.28	23	55

9.76	0.17	0.18	2.11	1,159	40
12.68	0.18	0.18	2.55	1,030	75
8.83	0.19	0.19	3.02	2,873	27
(1.47)	0.18	0.18	2.58	2,807	41
10.50	0.18	0.18	2.99	1,119	55

See Notes to Financial Statements.	35

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Investment Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was organized as a Delaware statutory trust on August 16, 1993. The Trust consists of fourteen funds. This report covers the following two funds (separately, a “Fund” and collectively, the “Funds”) and their respective active share classes:

Funds	Classes
Lord Abbett Multi-Asset Balanced Opportunity Fund (“Multi-Asset Balanced Opportunity Fund”)	A, C, F, F3, I, P, R2, R3, R4, R5 and R6
Lord Abbett Multi-Asset Income Fund (“Multi-Asset Income Fund”)	A, C, F, F3, I, R2, R3, R4, R5 and R6

The Funds’ Class P shares are closed to substantially all new investors, with certain exceptions as set forth in the Funds’ prospectus.

Multi-Asset Balanced Opportunity Fund’s investment objective is to seek current income and capital growth. Multi-Asset Income Fund’s investment objective is to seek a high level of current income. The Funds invest principally in other mutual funds (“Underlying Funds”) managed by Lord, Abbett & Co. LLC (“Lord Abbett”).

Each class of shares has different expenses and dividends. A front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. There is no front-end sales charge in the case of Class C, F, F3, I, P, R2, R3, R4, R5 and R6 shares, although there may be a contingent deferred sales charge (“CDSC”) in certain cases as follows: Class A shares purchased without a sales charge and redeemed before the first day of the month in which the one-year anniversary of the purchase falls (subject to certain exceptions as set forth in each Fund’s prospectus); Class C shares redeemed before the first anniversary of purchase. Class C shares automatically convert to Class A shares on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the month on which the purchase order was accepted, provided that the Fund or financial intermediary through which a shareholder purchased Class C shares has records verifying that the C shares have been held at least eight years.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. These Funds are considered investment companies under U.S. GAAP and follow the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Funds’ Board of Trustees (the “Board”), Lord Abbett, the Funds’ investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

36

Notes to Financial Statements (continued)

Investments in the Underlying Funds are valued at their NAV each business day at the close of regular trading on the New York Stock Exchange, normally 4:00 p.m. Eastern time. Exchange traded futures contracts are valued at the last sales price in the market in which they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and ask prices is used. Forward foreign currency exchange contracts are valued using daily forward exchange rates. Swaps, options and options on swaps (“swaptions”) are valued daily using independent pricing services or quotations from broker/dealers to the extent available.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and may employ techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c)	Investment Income–Dividend income and capital gain distributions are recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other income on the Statements of Operations. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)	Income Taxes–It is the policy of each Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s filed U.S. federal tax returns remains open for the fiscal years ended November 30, 2018 through November 30, 2021. The statutes of limitations on the Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Trust that do not specifically relate to an individual fund are generally allocated to the Funds within the Trust on a pro rata basis by relative net assets. Expenses, excluding class-specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. In addition, Class F3 and R6 bear only their class-specific shareholder servicing expenses. Class A, C, F, P, R2, R3 and R4 shares bear their class-specific share of all expenses and fees relating to the Funds’ 12b-1 Distribution Plan.

37

Notes to Financial Statements (continued)

(f)	Foreign Transactions–The books and records of each Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in each Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss), if applicable, is included in Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies in each Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions, if applicable, are included in Net realized gain (loss) on foreign currency related transactions in each Fund’s Statement of Operations. The Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

The Funds use foreign currency exchange contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

(g)	Forward Foreign Currency Exchange Contracts–Each Fund may enter into forward foreign currency exchange contracts in order to reduce its exposure to changes in foreign currency exchange rates on their foreign portfolio holdings, or gain or reduce exposure to foreign currency solely for investment purposes. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The contracts are valued daily at forward exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on foreign currency exchange contracts in each Fund’s Statement of Operations. The gain (loss) arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contracts is included in Net realized gain (loss) on foreign currency exchange contracts in each Fund’s Statement of Operations.

(h)	Futures Contracts–Each Fund may purchase and sell futures contracts to manage cash, to adjust exposure to the direction of interest rates or as a substitute position in lieu of holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by a Fund called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. Each Fund will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract.

(i)	Credit Default Swaps–Each Fund may enter into credit default swap contracts in order to hedge credit risk or for speculation purposes. As a seller of a credit default swap contract (“seller of protection”), a Fund is required to pay the notional amount or other agreed-upon value of a referenced debt obligation to the counterparty in the event of a default by or other credit event involving the referenced issuer, obligation or index. In return, a Fund receives from the counterparty a periodic stream of payments over the term of the contract.

As a purchaser of a credit default swap contract (“buyer of protection”), a Fund would receive the notional amount or other agreed upon value of a referenced debt obligation from the counterparty in the event of default by or other credit event involving the referenced issuer, obligation or index. In return, a Fund would make periodic payments to the counterparty over the term of the contracts, provided no event of default has occurred.

38

Notes to Financial Statements (continued)

These credit default swaps may have as a reference obligation corporate or sovereign issuers or credit indices. These credit indices are comprised of a basket of securities representing a particular sector of the market.

Credit default swaps are fair valued based upon quotations from counterparties, brokers or market-makers and the change in value, if any, is recorded as an unrealized appreciation or depreciation. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities. For a credit default swap sold by a Fund, payment of the agreed-upon amount made by a Fund in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation purchased/received. For a credit default swap purchased by a Fund, the agreed-upon amount received by a Fund in the event of default of the referenced debt obligation is recorded as proceeds from sale/delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by a Fund.

Any upfront payments made or received upon entering a credit default swap contract would be amortized or accreted over the life of the swap and recorded as realized gains or losses. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the swap agreement. The value and credit rating of each credit default swap where a Fund is the seller of protection, are both measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Funds for the same referenced entity or entities.

Entering into credit default swaps involves credit and market risk. Such risks involve the possibility that there will be no liquid market for these agreements, that there may be unfavorable changes in interest rates, and that Lord Abbett does not correctly predict the creditworthiness of the issuers of the reference obligation on which the credit default swap is based.

(j)	Options–Each Fund may purchase and write exchange-listed and over-the-counter put or call options on securities, stock indices, currencies and other financial instruments for hedging purposes, to enhance portfolio returns and reduce overall volatility.

When a Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying

39

Notes to Financial Statements (continued)

investment. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Realized and Change in Unrealized gains and losses on purchased options are included in realized and change in unrealized gains and losses on investments.

(k)	Total Return Swaps–Each Fund may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market. Each Fund may agree to make payments that are the equivalent of interest in exchange for the right to receive payments equivalent to any appreciation in the value of an underlying security, index or other asset, as well as receive payments equivalent to any distributions made on that asset, over the term of the swap. If the value of the asset underlying a total return swap declines over the term of the swap, each Fund also may be required to pay an amount equal to that decline in value to their counterparty.

(l)	Repurchase Agreements–Each Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. Each Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, a Fund may incur a loss upon disposition of the securities.

(m)	Fair Value Measurements–Fair value is defined as the price that each Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk–for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

40

Notes to Financial Statements (continued)

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing each Fund’s investments and other financial instruments as of November 30, 2021 and, if applicable, Level 3 rollforwards for the fiscal year then ended is included in each Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Trust has a management agreement with Lord Abbett, pursuant to which Lord Abbett provides each Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of each Fund’s investment portfolio.

The management fee is based on each Fund’s average daily net assets at an annual rate of .10%.

For the fiscal year ended November 30, 2021, the effective management fee, net of waivers, was based on each Fund’s average daily net assets at the following annualized rates:

Net Effective Management Fee
Multi-Asset Balanced Opportunity Fund	.10%
Multi-Asset Income Fund	.10%

In addition, Lord Abbett provides certain administrative services to each Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of each Funds’ average daily net assets. Lord Abbett voluntarily waived the following Funds’ administration fees during the fiscal year ended November 30, 2021:

Fund	Fund Administration Fee
Multi-Asset Balanced Opportunity Fund	$56,778
Multi-Asset Income Fund	43,923

12b-1 Distribution Plan

Each Fund has adopted a distribution plan with respect to Class A, C, F, P, R2, R3 and R4 shares pursuant to Rule 12b-1 under the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC (the “Distributor”), an affiliate of Lord Abbett. The following annual rates have been authorized by the Board pursuant to the plan:

Fees*	Class A	Class C	Class F(1)	Class P	Class R2	Class R3	Class R4
Service	.25%	.25%	–	.25%	.25%	.25%	.25%
Distribution	–	.75%	.10%	.20%	.35%	.25%	–

*	The Funds may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. (“FINRA”) sales charge limitations.
(1)	The Class F Share Rule 12b-1 fee may be designated as a service fee in limited circumstances as described in the Funds’ prospectus.

41

Notes to Financial Statements (continued)

Class F3, Class I, Class R5 and Class R6 shares do not have a distribution plan.

Commissions

Distributor received the following commissions on sales of shares of the Funds, after concessions were paid to authorized dealers, for the fiscal year ended November 30, 2021:

	Distributor Commissions	Dealers’ Concessions
Multi-Asset Balanced Opportunity Fund	$245,500	$1,586,279
Multi-Asset Income Fund	110,133	705,133

Distributor received the following amount of CDSCs for the fiscal year ended November 30, 2021:

	Class A	Class C
Multi-Asset Balanced Opportunity Fund	$7,387	$9,574
Multi-Asset Income Fund	4,384	5,351

One Trustee and certain of the Trust’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid monthly for Multi-Asset Balanced Opportunity Fund and Multi-Asset Income Fund. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal year ended November 30, 2021 and fiscal year ended November 30, 2020 was as follows:

	Multi-Asset Balanced Opportunity Fund		Multi-Asset Income Fund
	Year Ended 11/30/2021	Year Ended 11/30/2020	Year Ended 11/30/2021	Year Ended 11/30/2020
Distributions paid from:
Tax Exempt Income	$324,743	$783,207	$1,454,134	$1,133,710
Ordinary income	93,819,030	45,820,935	41,891,075	25,865,680
Net long-term capital gains	53,919,159	30,376,355	–	–
Total distributions paid	$148,062,932	$76,980,497	$43,345,209	$26,999,390

42

Notes to Financial Statements (continued)

As of November 30, 2021, the components of accumulated gains (losses) on a tax-basis were as follows:

	Multi-Asset Balanced Opportunity Fund	Multi-Asset Income Fund
Undistributed ordinary income – net	$127,896,173	$38,681,107
Undistributed long-term capital gains	271,701,274	–
Total undistributed earnings	399,597,447	38,681,107
Capital loss carryforwards*	(6,383,073)	(8,440,777)
Temporary differences	(439,230)	(197,386)
Unrealized gains (losses) – net	80,798,865	13,761,952
Total accumulated gains (losses) - net	$473,574,009	$43,804,896

*	The capital losses will carry forward indefinitely.

As of November 30, 2021, the aggregate unrealized security gains and losses on investments and other financial instruments based on cost for U.S. federal income tax purposes were as follows:

	Multi-Asset Balanced Opportunity Fund	Multi-Asset Income Fund
Tax cost	$2,636,367,611	$1,270,814,030
Gross unrealized gain	102,095,135	25,378,167
Gross unrealized loss	(21,296,276)	(11,616,173)
Net unrealized security gain (loss)	$80,798,859	$13,761,994

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of certain distributions, other financial instruments and wash sales.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended November 30, 2021 were as follows:

	Purchases	Sales
Multi-Asset Balanced Opportunity Fund	$1,366,842,901	$1,247,872,536
Multi-Asset Income Fund	545,945,506	503,852,978

There were no purchases or sales of U.S. Government securities for the fiscal year ended November 30, 2021.

6.	DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

The Funds entered into forward foreign currency exchange contracts for the fiscal year ended November 30, 2021 (as described in Note 2(g)). A forward foreign currency exchange contract reduces each Fund’s exposure to changes in the value of the currency it will deliver (or settle in cash) and increases its exposure to changes in the value of the currency it will receive (or settle in cash) for the duration of the contract. Each Fund’s use of forward foreign currency exchange contracts involves the risk that Lord Abbett will not accurately predict currency movements, and each Fund’s returns could be reduced as a result. Forward foreign currency exchange contracts are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. Each Fund’s risk of loss from counterparty credit risk is the unrealized appreciation on forward foreign currency exchange contracts.

43

Notes to Financial Statements (continued)

The Funds entered into domestic and foreign equity index futures contracts for the fiscal year ended November 30, 2021 (as described in Note 2(h)) to manage cash and economically hedge against changes in interest rates. The Funds bear the risk of interest rates moving unexpectedly, in which case the Funds may not achieve the anticipated benefits of the futures contracts and realize a loss. There is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

The Funds entered into swaptions and options on indexes and foreign currencies for the fiscal year ended November 30, 2021 (as described in Note 2(j)) to obtain exposure to an issuer (the Reference Entity). The Funds’ use of swaptions and options involves the risk that Lord Abbett will not accurately predict expectations of market value of the Reference Entity, and the Funds’ returns could be reduced as a result. The Funds’ risk of loss from counterparty credit risk is the notional value of the contract.

The Funds entered into total return swaps on indexes and foreign currencies for the fiscal year ended November 30, 2021 (as described in Note 2(k)) to hedge credit risk. The Funds may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market. The Funds may agree to make payments that are the equivalent of interest in exchange for the right to receive payments equivalent to any appreciation in the value of an underlying security, index or other asset, as well as receive payments equivalent to any distributions made on that asset, over the term of the swap. If the value of the asset underlying a total return swap declines over the term of the swap, the Funds also may be required to pay an amount equal to that decline in value to their counterparty.

The Funds entered into credit default swaps for the fiscal year ended November 30, 2021 (as described in Note 2(i)) for investment purposes, to economically hedge credit risk or for speculative purposes. Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy. Under a credit default swap one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statements of Operations. Each Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. For the centrally cleared credit default swaps, there is minimal counterparty credit risk to the Funds since these credit default swaps are traded through a central clearinghouse. As a counterparty to all centrally cleared credit default swaps, the clearinghouse guarantees credit default swaps against default.

As of November 30, 2021 the Funds had the following derivatives at fair value, grouped into risk categories that illustrate the Funds’ use of derivative instruments:

Multi-Asset Balanced Opportunity Fund
Asset Derivatives	Equity Contracts
Futures Contracts(1)	$1,853,261

Multi-Asset Income Fund
Asset Derivatives	Equity Contracts
Futures Contracts(1)	$ 871,878

44

Notes to Financial Statements (continued)

(1)	Statements of Assets and Liabilities location: Includes cumulative unrealized appreciation/depreciation on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin reported is within the Statements of Assets and Liabilities.

Transactions in derivative instruments for the fiscal year ended November 30, 2021 were as follows:

Multi-Asset Balanced Opportunity Fund

	Equity Contracts	Inflation Linked/ Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Index Contracts
Net Realized Gain (Loss)
Credit Default Swaps Contracts(1)	–	–	–	$(166,180)	–
Forward Foreign Currency Exchange Contracts(2)	–	–	$(857)	–	–
Futures Contracts(3)	$(22,386,014)	$(11,070,971)	–	–	$(8,485,963)
Interest Rate Swaps Contracts(1)	–	$(2,890,854)	–	–	–
Purchased Options(4)	$(54,218,551)	–	$(6,938,188)	–	–
OTC Written Options(5)	$27,934,791	–	$4,000,038	–	–
Total Return Swaps Contracts(1)	$34,591,684	$(31,880,119)	–	–	–
Net Change in Unrealized Appreciation/Depreciation
Forward Foreign Currency Exchange Contracts(6)	–	–	$851	–	–
Futures Contracts(7)	$(2,179,957)	$(604,803)	–	–	–
Purchased Options(8)	$40,636,049	–	$5,638,334	–	–
Total Return Swap Contracts(9)	$(1,184,295)	$111,770	–	–	–
OTC Written Options(10)	$(21,754,443)	–	$(3,992,359)	–	–
Average Number of Contracts/Notional Amounts*
CPI/Interest Rate Swap Contracts(11)	–	42,307,692	–	–	–
Credit Default Swap Contracts(11)	–	–	–	6,447,692	–
Total Return Swap Contracts(11)	6,781,080	140,766,618	–	–	–
Forward Foreign Currency Exchange Contracts(12)	–	–	$669,547	–	–
Futures Contracts(11)	785	1,080	–	–	251
Purchased Options(11)	121,302	–	37,500,000	–	–
OTC Written Options(11)	121,302	–	40,429,577	–	–

45

Notes to Financial Statements (continued)

Multi-Asset Income Fund

	Equity Contracts	Inflation Linked/ Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Index Contracts
Net Realized Gain (Loss)
Credit Default Swaps Contracts(1)	–	–	–	$(78,235)	–
Forward Foreign Currency Exchange Contracts(2)	–	–	$(857)	–	–
Futures Contracts(3)	$(13,591,081)	$(5,397,653)	–	–	$(4,037,663)
Interest Rate Swap Contracts(1)	–	$(1,419,146)	–	–	–
Purchased Options(4)	$(19,916,116)	–	$(5,949,835)	–	–
OTC Written Options(5)	$9,847,432	–	$4,480,929	–	–
Total Return Swap Contracts(1)	$16,907,896	$(14,734,758)	–	–	–
Net Change in Unrealized Appreciation/Depreciation
Forward Foreign Currency Exchange Contracts(6)	–	–	$851	–	–
Futures Contracts(7)	$127,496	$(296,501)	–	–	–
Purchased Options(8)	$14,342,596	–	$5,638,334	–	–
Total Return Swap Contracts(9)	$(583,294)	$55,051	–	–	–
OTC Written Options(10)	$(7,767,683)	–	$(3,992,359)	–	–
Average Number of Contracts/Notional Amounts*
CPI/Interest Rate Swap Contracts(11)	–	20,769,231	–	–	–
Credit Default Swap Contracts(11)	–	–	–	3,045,692	–
Total Return Swap Contracts(11)	3,342,457	65,525,962	–	–	–
Forward Foreign Currency Exchange Contracts(12)	–	–	$669,547	–	–
Futures Contracts(11)	340	511	–	–	119
Purchased Options(11)	43,743	–	42,700,251	–	–
OTC Written Options(11)	43,743	–	40,429,577	–	–

*	Calculated based on the number of contracts or notional amounts for the fiscal year ended November 30, 2021.
(1)	Statements of Operations location: Net realized gain (loss) on swap contracts.
(2)	Statements of Operations location: Net realized gain (loss) on forward foreign currency exchange contracts.
(3)	Statements of Operations location: Net realized gain (loss) on futures contracts.
(4)	Statements of Operations location: Net realized gain (loss) on investments includes options purchased.
(5)	Statements of Operations location: Net realized gain (loss) on OTC written options.
(6)	Statements of Operations location: Net change in unrealized appreciation/depreciation on forward foreign currency exchange contracts.
(7)	Statements of Operations location: Net change in unrealized appreciation/depreciation on futures contracts.
(8)	Statements of Operations location: Net change in unrealized appreciation/depreciation on investments includes options purchased.
(9)	Statements of Operations location: Net change in unrealized appreciation/depreciation on swap contracts.
(10)	Statements of Operations location: Net change in unrealized appreciation/depreciation on OTC written options.
(11)	Amount represents number of contracts.
(12)	Amount represents notional amounts in U.S. dollars.

46

Notes to Financial Statements (continued)

7.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the Statements of Assets and Liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by a counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Funds’ accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the Statements of Assets and Liabilities across transactions between the Funds and the applicable counterparty:

Multi-Asset Balanced Opportunity Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreements	$1,012,088	$–	$1,012,088
Total	$1,012,088	$–	$1,012,088

	Net Amount of	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$1,012,088	$–	$–	$(1,012,088)	$–
Total	$1,012,088	$–	$–	$(1,012,088)	$–

Multi-Asset Income Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreements	$387,082	$–	$387,082
Total	$387,082	$–	$387,082

	Net Amount of	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$387,082	$–	$–	$(387,082)	$–
Total	$387,082	$–	$–	$(387,082)	$–

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets (liabilities) presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of November 30, 2021.

47

Notes to Financial Statements (continued)

8.	TRUSTEES’ REMUNERATION

The Trust’s officers and one Trustee, who are associated with Lord Abbett, do not receive any compensation from the Trust for serving in such capacities. Independent Trustees’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Trustees under which Independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Trustees’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Trustees’ fees on the Statements of Operations and in Trustees’ fees payable on the Statements of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

9.	EXPENSE REDUCTIONS

The Trust has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of each Fund’s expenses.

10.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC exemptive order”) certain registered open-end management investment companies managed by Lord Abbett, including each Fund, participate in a joint lending and borrowing program (the “Interfund Lending Program”). The SEC exemptive order allows the Funds to borrow money from and lend money to each other for temporary or emergency purposes subject to the limitations and conditions.

For the fiscal year ended November 30, 2021, the Funds did not participate as a borrower or lender in the Interfund Lending Program.

11.	TRANSACTIONS WITH AFFILIATED ISSUERS

An affiliated issuer is one in which a Fund has ownership of at least 5% of the outstanding voting securities of the underlying issuer at any point during the fiscal year or any company which is under common ownership or control. Multi-Asset Balanced Opportunity Fund and Multi-Asset Income Fund had the following transactions with affiliated issuers during the fiscal year ended November 30, 2021:

48

Notes to Financial Statements (continued)

						Multi-Asset Balanced Opportunity Fund
Affiliated Issuer	Value at 11/30/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss	)	Change in Appreciation (Depreciation )	Value at 11/30/2021	Shares as of 11/30/2021	Dividend Income
Lord Abbett Convertible Fund–Class I	$100,197,430	$17,744,611	$(75,274,783)	$40,021,347	(a)	$(30,664,108)	$38,141,381	1,967,065	$861,496
Lord Abbett Core Fixed Income Fund–Class I	72,451,949	42,414,477	(23,608,828)	2,095,395	(b)	(3,428,952)	87,721,578	7,881,543	1,066,485
Lord Abbett Durable Growth Fund–Class I	138,510,505	138,777,343	(101,192,323)	59,148,527	(c)	(27,578,815)	177,699,338	8,362,322	–
Lord Abbett Emerging Markets Bond Fund–Class I	186,825,204	6,777,888	(64,401,300)	(3,379,120)		(6,805,803)	119,016,869	24,388,702	6,242,664
Lord Abbett Floating Rate Loan Fund–Class I	49,064,070	10,080,331	(48,932,390)	1,460,609		(200,396)	11,472,224	1,370,636	1,488,896
Lord Abbett Focused Large Cap Value Fund–Class I	438,857,261	250,011,632	(209,918,159)	193,151,398	(d)	(76,100,299)	492,032,108	33,933,249	9,906,683
Lord Abbett Focused Small Cap Value Fund–Class I	–	46,742,643	(43,681,433)	11,059,789	(e)	1,226,896	13,971,351	481,273	29,409
Lord Abbett Fundamental Equity Fund–Class I	202,672,063	45,646,652	(100,968,764)	23,683,357	(f)	13,476,269	166,762,679	12,700,890	2,011,547
Lord Abbett Growth Leaders Fund–Class I	334,403,698	88,348,983	(126,928,283)	115,076,694	(g)	(55,484,583)	299,984,032	6,786,969	–
Lord Abbett Growth Opportunities Fund–Class I	141,506,517	72,529,800	(52,006,977)	35,256,336	(h)	(21,700,305)	158,387,442	4,280,742	–
Lord Abbett High Yield Fund–Class I	357,137,949	105,105,410	(16,017,750)	(479,842)		5,621,270	451,367,037	60,504,965	20,998,715
Lord Abbett Inflation Focused Fund–Class I	67,895,463	82,009,284	(20,428,657)	469,284		7,306,915	137,252,289	11,033,142	2,689,386
Lord Abbett Intermediate Tax Free–Class I	39,023,370	1,160,869	(40,367,926)	1,021,851		(838,164)	–	–	390,987
Lord Abbett International Equity Fund–Class I	133,084,907	1,862,489	(43,906,720)	7,223,563		7,803,155	106,067,394	6,188,296	1,862,489
Lord Abbett International Value Fund–Class I	141,905,738	86,995,045	(23,040,011)	2,051,498		2,164,371	210,076,641	27,569,113	5,935,312
Lord Abbett Mid Cap Stock Fund–Class I	113,248,950	1,678,229	(22,374,127)	2,319,691		25,685,325	120,558,068	3,453,396	1,678,228
Lord Abbett Short Duration Income Fund–Class I	–	237,589,439	(221,701,516)	(172,923)		(44,634)	15,670,366	3,766,915	371,662
Lord Abbett Value Opportunities Fund–Class I	–	117,625,955	–	12,792,004	(i)	(9,505,631)	108,120,324	5,017,184	240,008
Total				$502,799,458		$(169,067,489)	$2,714,301,121		$55,773,967

(a)	Includes $13,883,116 of distributed capital gains.
(b)	Includes $2,202,463 of distributed capital gains.
(c)	Includes $29,965,899 of distributed capital gains.
(d)	Includes $103,969,725 of distributed capital gains.
(e)	Includes $1,376,544 of distributed capital gains.
(f)	Includes $17,746,898 of distributed capital gains.
(g)	Includes $55,432,477 of distributed capital gains.
(h)	Includes $17,197,929 of distributed capital gains.
(i)	Includes $12,792,004 of distributed capital gains.

49

Notes to Financial Statements (continued)

							Multi-Asset Income Fund
Affiliated Issuer	Value at 11/30/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss	)	Change in Appreciation (Depreciation )	Value at 11/30/2021	Shares as of 11/30/2021	Dividend Income
Lord Abbett Convertible Fund–Class I	$37,508,242	$6,650,408	$(29,748,360)	$14,618,179	(a)	$(10,896,410)	$12,935,007	667,097	$298,491
Lord Abbett Core Fixed Income Fund–Class I	150,689,362	29,280,261	(8,560,526)	4,898,167	(b)	(7,411,364)	164,060,863	14,740,419	2,355,932
Lord Abbett Durable Growth Fund–Class I	42,273,949	62,117,064	(37,282,333)	23,454,107	(c)	(11,845,837)	67,358,168	3,169,796	–
Lord Abbett Emerging Markets Bond Fund–Class I	85,644,633	3,039,900	(21,012,414)	(1,331,795)		(3,578,959)	62,761,365	12,860,935	3,047,553
Lord Abbett Floating Rate Loan Fund–Class I	23,806,638	24,225,106	(10,307,317)	289,356		171,019	38,184,802	4,562,103	1,339,868
Lord Abbett Focused Large Cap Value Fund–Class I	164,189,573	61,836,575	(90,151,085)	69,914,016	(d)	(27,610,927)	147,095,808	10,144,538	3,013,637
Lord Abbett Focused Small Cap Value Fund–Class I	–	12,702,032	(9,780,414)	2,461,971	(e)	496,860	5,353,035	184,397	11,268
Lord Abbett Fundamental Equity Fund–Class I	47,162,659	15,560,087	(9,075,869)	6,349,265	(f)	3,549,442	57,433,506	4,374,220	692,783
Lord Abbett Growth Leaders Fund–Class I	101,241,583	30,587,866	(44,720,938)	32,691,825	(g)	(14,325,970)	89,024,074	2,014,119	–
Lord Abbett Growth Opportunities Fund–Class I	43,934,930	31,444,244	(24,363,792)	13,273,650	(h)	(9,701,288)	49,248,133	1,331,031	–
Lord Abbett High Yield Fund–Class I	185,846,007	49,583,957	(5,847,026)	(186,145)		2,890,925	232,287,718	31,137,764	10,621,953
Lord Abbett Inflation Focused Fund–Class I	61,409,479	44,151,894	(4,915,475)	120,435		6,380,852	107,147,185	8,613,118	2,153,270
Lord Abbett Intermediate Tax Free–Class I	95,365,566	1,579,047	(75,924,755)	2,974,473		(2,173,022)	21,821,309	1,920,890	1,613,896
Lord Abbett International Equity Fund–Class I	66,271,678	909,482	(20,585,718)	4,907,360		2,570,197	54,072,999	3,154,784	909,482
Lord Abbett International Value Fund–Class I	68,496,306	28,876,913	(10,156,815)	(408,169)		3,605,352	90,413,587	11,865,300	2,611,053
Lord Abbett Mid Cap Stock Fund–Class I	36,482,855	540,637	(8,611,614)	1,207,005		7,833,177	37,452,060	1,072,818	540,637
Lord Abbett Short Duration Income Fund–Class I	–	99,813,252	(86,590,179)	(36,971)		(99,852)	13,086,250	3,145,733	225,565
Lord Abbett Value Opportunities Fund–Class I	–	36,535,040	–	3,973,080	(i)	(2,953,845)	33,581,195	1,558,292	74,545
Total				$179,169,809		$(63,099,650)	$1,283,317,064		$29,509,933

(a)	Includes $5,197,052 of distributed capital gains.
(b)	Includes $4,835,037 of distributed capital gains.
(c)	Includes $11,358,782 of distributed capital gains.
(d)	Includes $31,082,344 of distributed capital gains.
(e)	Includes $527,414 of distributed capital gains.
(f)	Includes $6,112,078 of distributed capital gains.
(g)	Includes $5,339,611 of distributed capital gains.
(h)	Includes $16,450,292 of distributed capital gains.
(i)	Includes $3,973,080 of distributed capital gains.

50

Notes to Financial Statements (continued)

12.	CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company (“SSB”) is the Trust’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating each Fund’s NAV.

13.	INVESTMENT RISKS

The Funds invest principally in the Underlying Funds and, as a result, a Fund’s performance is directly related to the Underlying Fund’s performance. Each Fund’s ability to meet its investment objective depends on the ability of the Underlying Funds to achieve their investment objectives and on the Fund’s particular allocation of assets among the Underlying Funds and the asset classes they represent. Consequently, a Fund is subject to the particular risks of the Underlying Funds in the proportion in which the Fund invests in them. The value of the Underlying Funds’ investments and the NAVs of the shares of both the Funds and their Underlying Funds will fluctuate in response to various market and economic factors related to the domestic and foreign equity and fixed income markets, as well as the financial condition and prospects of issuers in which the Underlying Funds invest.

Certain instruments in which the Funds may invest may rely in some fashion upon LIBOR. On March 5, 2021 the United Kingdom Financial Conduct Authority (FCA) and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. Abandonment of or modification to LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments which reference LIBOR and lead to significant short-term and long-term uncertainty and market instability.

Multi-Asset Balanced Opportunity Fund and Multi-Asset Income Fund are subject to the general risks and considerations associated with investing in fixed income securities. The value of an investment will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of fixed income securities are likely to decline; when rates fall, such prices tend to rise. Longer-term securities are usually more sensitive to interest rate changes. There is also the risk that an issuer of a fixed income security will fail to make timely payments of principal and/or interest to an Underlying Fund, a risk that is greater with high-yield bonds (sometimes called “junk bonds”) in which one or more of the Underlying Funds may invest. Some issuers, particularly of high-yield bonds, may default as to principal and/or interest payments after an Underlying Fund purchases their securities. A default, or concerns in the market about an increase in risk of default, may result in losses to the Underlying Fund. High- yield bonds are subject to greater price fluctuations, as well as additional risks. The market for below investment grade securities may be less liquid due to such factors as interest rate sensitivity, negative perceptions of the junk bond markets generally, and less secondary market liquidity. This may make such securities more difficult to sell at an acceptable price, especially during periods of financial distress, increased market volatility, or significant market decline.

Each Fund is subject to the general risks and considerations associated with equity investing. The value of an investment will fluctuate in response to movements in the equity securities market in general, a particular industry or sector, or to the changing prospects of individual companies in which the Underlying Funds invest. If an Underlying Fund’s assessment of market conditions or companies held in the Underlying Fund fails to produce the intended result, a Fund could suffer losses or produce poor performance relative to other funds, even in a rising market. Each Fund’s investment exposure to foreign (which may include emerging market) companies generally is

51

Notes to Financial Statements (continued)

subject to the risk that the value of securities issued by foreign companies may be adversely affected by political, economic and social volatility and subject to less government supervision, lack of transparency, or inadequate regulatory and accounting standards, inadequate exchange control regulations, foreign taxes, higher transaction and other costs, and delays in settlement.

The cost of a Fund’s potential use of forward currency exchange contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions prevailing. The Underlying Fund’s investments in emerging market companies generally are subject to more risks than investments in developed market companies.

Because Multi-Asset Income Fund will be more heavily invested in fixed income funds than equity funds, it will be more affected by the risks associated with fixed income securities. Given Multi-Asset Balanced Opportunity Fund’s more balanced allocation among fixed income funds and equity funds, each will be affected by risks associated with both equity and fixed income investments.

Each Fund may invest in derivatives, either directly or through its Underlying Funds. Each Fund is subject to the risks associated with derivatives, which may be different from and greater than the risks associated with investing directly in securities and other investments. Derivatives may be subject to risks such as liquidity risk, leveraging risk, interest rate risk, market risk, heightened counterparty risk, credit risk, and volatility. Illiquid securities may lower the Funds’ returns since the Funds may be unable to sell these securities at their desired time or price. Derivatives also may involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the value of the underlying asset, rate or index. Whether a Fund’s use of derivatives is successful will depend on, among other things, the Fund’s ability to correctly forecast market movements, changes in foreign exchange and interest rates, and other factors. If a Fund incorrectly forecasts these and other factors, its performance could suffer. A Fund’s use of derivatives could result in a loss exceeding the amount of the Fund’s investment in these instruments.

Geopolitical and other events (e.g., wars, terrorism, natural disasters, epidemics or pandemics such as the COVID-19 outbreak which began in late 2019) may disrupt securities markets and adversely affect global economies and markets, thereby decreasing the value of each Fund’s investments. Market disruptions can also prevent the Funds from implementing their investment strategies and achieving their investment objectives.

The transmission of COVID-19 and efforts to contain its spread have resulted in, among other things, border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, event cancellations and restrictions, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, and prolonged quarantines, as well as general concern and uncertainty. The impact of the COVID-19 outbreak could negatively affect the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways.

The COVID-19 pandemic and its effects may last for an extended period of time, and in either case could result in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn or recession.

52

Notes to Financial Statements (continued)

The foregoing could disrupt the operations of each Fund and its service providers, adversely affect the value and liquidity of each Fund’s investments, and negatively impact each Fund’s performance and your investment in each Fund.

These factors, and others, can affect each Fund’s performance.

14.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of beneficial interest were as follows:

Multi-Asset Balanced Opportunity Fund	Year Ended November 30, 2021		Year Ended November 30, 2020
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	15,718,373	$219,093,643	11,691,588	$134,775,665
Converted from Class C*	1,813,202	25,251,677	5,206,781	61,124,085
Reinvestment of distributions	9,172,348	121,436,320	5,294,475	62,047,591
Shares reacquired	(21,736,270)	(301,735,617)	(33,568,230)	(378,469,363)
Increase (decrease)	4,967,653	$64,046,023	(11,375,386)	$(120,522,022)
Class C Shares
Shares sold	1,591,251	$21,981,160	1,483,646	$16,941,994
Reinvestment of distributions	980,150	12,783,991	668,460	7,795,530
Shares reacquired	(4,142,411)	(57,084,175)	(6,690,342)	(75,546,252)
Converted to Class A*	(1,827,445)	(25,251,677)	(5,245,720)	(61,124,085)
Decrease	(3,398,455)	$(47,570,701)	(9,783,956)	$(111,932,813)
Class F Shares
Shares sold	1,588,190	$22,203,336	1,182,438	$13,842,080
Reinvestment of distributions	321,440	4,264,437	197,262	2,308,512
Shares reacquired	(1,255,877)	(17,384,631)	(2,340,195)	(26,277,009)
Increase (decrease)	653,753	$9,083,142	(960,495)	$(10,126,417)
Class F3 Shares
Shares sold	137,517	$1,887,594	1,560	$19,006
Reinvestment of distributions	293	4,059	108	1,253
Shares reacquired	(139,369)	(1,964,324)	(11)	(137)
Increase (decrease)	(1,559)	$(72,671)	1,657	$20,122
Class I Shares
Shares sold	267,686	$3,705,542	667,086	$7,940,349
Reinvestment of distributions	104,562	1,379,207	58,255	680,608
Shares reacquired	(252,535)	(3,512,697)	(436,374)	(4,871,749)
Increase	119,713	$1,572,052	288,967	$3,749,208
Class P Shares
Shares sold	4,640	$64,269	4,200	$48,055
Reinvestment of distributions	3,207	42,190	1,605	18,781
Shares reacquired	(4,346)	(58,636)	(1,353)	(13,627)
Increase	3,501	$47,823	4,452	$53,209
Class R2 Shares
Shares sold	4,536	$65,309	3,160	$36,787
Reinvestment of distributions	2,401	32,495	1,777	21,262
Shares reacquired	(3,292)	(46,418)	(31,360)	(373,591)
Increase (decrease)	3,645	$51,386	(26,423)	$(315,542)

53

Notes to Financial Statements (continued)

Multi-Asset Balanced Opportunity Fund	Year Ended November 30, 2021		Year Ended November 30, 2020
Class R3 Shares	Shares	Amount	Shares	Amount
Shares sold	442,079	$6,133,938	473,149	$5,339,277
Reinvestment of distributions	201,349	2,654,458	125,156	1,464,205
Shares reacquired	(760,649)	(10,480,650)	(1,456,070)	(16,551,665)
Decrease	(117,221)	$(1,692,254)	(857,765)	$(9,748,183)
Class R4 Shares
Shares sold	186,341	$2,581,625	294,189	$3,378,470
Reinvestment of distributions	61,262	810,680	34,358	402,700
Shares reacquired	(280,367)	(3,908,608)	(320,713)	(3,642,900)
Increase (decrease)	(32,764)	$(516,303)	7,834	$138,270
Class R5 Shares
Shares sold	1,014	$13,711	31,373	$376,697
Reinvestment of distributions	813	10,816	781	8,941
Shares reacquired	(2,104)	(29,641)	(36,186)	(418,900)
Decrease	(277)	$(5,114)	(4,032)	$(33,262)
Class R6 Shares
Shares sold	73,060	$998,649	110,870	$1,271,012
Reinvestment of distributions	23,894	317,966	27,549	319,844
Shares reacquired	(40,122)	(566,495)	(719,679)	(8,417,485)
Increase (decrease)	56,832	$750,120	(581,260)	$(6,826,629)

Multi-Asset Income Fund	Year Ended November 30, 2021		Year Ended November 30, 2020
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	7,457,828	$130,130,309	5,353,420	$80,839,530
Converted from Class C*	2,175,517	37,996,319	3,913,724	59,706,716
Reinvestment of distributions	1,545,618	26,231,442	1,014,056	15,295,085
Shares reacquired	(7,219,942)	(125,560,967)	(10,174,760)	(149,884,930)
Increase	3,959,021	$68,797,103	106,440	$5,956,401
Class C Shares
Shares sold	858,462	$15,189,649	656,960	$9,967,968
Reinvestment of distributions	364,735	6,232,416	291,117	4,456,012
Shares reacquired	(2,768,395)	(48,922,317)	(5,074,397)	(76,259,978)
Converted to Class A*	(2,140,904)	(37,996,319)	(3,853,689)	(59,706,716)
Decrease	(3,686,102)	$(65,496,571)	(7,980,009)	$(121,542,714)
Class F Shares
Shares sold	1,903,789	$33,202,909	1,356,269	$20,574,817
Reinvestment of distributions	317,538	5,391,024	252,352	3,789,872
Shares reacquired	(2,118,074)	(36,836,058)	(4,868,625)	(71,842,526)
Increase (decrease)	103,253	$1,757,875	(3,260,004)	$(47,477,837)
Class F3 Shares
Shares sold	–	$–	1,338	$18,115
Reinvestment of distributions	4,445	75,006	3,918	58,861
Shares reacquired	(27,021)	(469,109)	(118,480)	(1,796,489)
Decrease	(22,576)	$(394,103)	(113,224)	$(1,719,513)

54

Notes to Financial Statements (concluded)

Multi-Asset Income Fund	Year Ended November 30, 2021		Year Ended November 30, 2020
Class I Shares	Shares	Amount	Shares	Amount
Shares sold	301,493	$5,206,794	172,402	$2,584,452
Reinvestment of distributions	83,323	1,406,639	64,257	960,922
Shares reacquired	(368,965)	(6,366,664)	(962,789)	(14,080,418)
Increase (decrease)	15,851	$246,769	(726,130)	$(10,535,044)
Class R2 Shares
Shares sold	246	$4,388	186	$2,808
Reinvestment of distributions	234	4,068	158	2,452
Shares reacquired	(5)	(92)	(1,963)	(26,635)
Increase (decrease)	475	$8,364	(1,619)	$(21,375)
Class R3 Shares
Shares sold	177,658	$3,100,204	151,218	$2,255,111
Reinvestment of distributions	38,389	650,157	28,104	423,592
Shares reacquired	(181,132)	(3,117,936)	(455,970)	(6,663,135)
Increase (decrease)	34,915	$632,425	(276,648)	$(3,984,432)
Class R4 Shares
Shares sold	42,548	$739,053	63,570	$927,308
Reinvestment of distributions	6,706	113,809	4,153	62,614
Shares reacquired	(33,077)	(576,138)	(47,528)	(715,578)
Increase	16,177	$276,724	20,195	$274,344
Class R5 Shares
Shares sold	149	$2,592	399	$5,998
Reinvestment of distributions	81	1,368	61	914
Shares reacquired	(19)	(335)	(29)	(437)
Increase	211	$3,625	431	$6,475
Class R6 Shares
Shares sold	3,972	$67,983	14,011	$207,362
Reinvestment of distributions	2,137	36,155	3,415	50,595
Shares reacquired	(1,979)	(34,928)	(146,850)	(2,225,690)
Increase (decrease)	4,130	$69,210	(129,424)	$(1,967,733)

*	Automatic conversion of Class C shares occurs on the 25th day of the month (or, if the 25th day was not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted. Prior to June 30, 2020, conversion occurred following the tenth anniversary of the day on which the purchase was accepted.

55

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Lord Abbett Investment Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Lord Abbett Multi-Asset Balanced Opportunity Fund and Lord Abbett Multi-Asset Income Fund, two of the funds constituting the Lord Abbett Investment Trust (the “Trust”), as of November 30, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the funds listed above constituting the Trust as of November 30, 2021, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Trust’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP
New York, New York
January 28, 2022

We have served as the auditor of one or more Lord Abbett Family of Funds’ investment companies since 1932.

56

Investments in Underlying Funds (unaudited)

The Funds invest in Underlying Funds managed by Lord Abbett. As of November 30, 2021, each Fund’s long-term investments were allocated among the Underlying Funds as follows:

Multi-Asset Balanced Opportunity Fund

Underlying Fund Name	% of Investments
Lord Abbett Investment Trust – Convertible Fund – Class I	1.41%
Lord Abbett Investment Trust – Core Fixed Income Fund – Class I	3.23%
Lord Abbett Securities Trust – Durable Growth Fund – Class I	6.55%
Lord Abbett Global Fund, Inc. – Emerging Markets Bond Fund – Class I	4.38%
Lord Abbett Investment Trust – Floating Rate Fund – Class I	0.42%
Lord Abbett Securities Trust – Focused Large Cap Value Fund – Class I	18.13%
Lord Abbett Securities Trust – Focused Small Cap Value Fund – Class I	0.51%
Lord Abbett Securities Trust – Fundamental Equity Fund – Class I	6.14%
Lord Abbett Securities Trust – Growth Leaders Fund – Class I	11.05%
Lord Abbett Research Fund, Inc. – Growth Opportunities Fund – Class I	5.84%
Lord Abbett Investment Trust – High Yield Fund – Class I	16.63%
Lord Abbett Investment Trust – Inflation Focused Fund – Class I	5.06%
Lord Abbett Securities Trust – International Equity Fund – Class I	3.91%
Lord Abbett Securities Trust – International Value Fund – Class I	7.74%
Lord Abbett Mid Cap Stock Fund, Inc. – Class I	4.44%
Lord Abbett Investment Trust – Short Duration Income Fund – Class I	0.58%
Lord Abbett Securities Trust – Value Opportunities Fund – Class I	3.98%

Multi-Asset Income Fund

Underlying Fund Name	% of Investments
Lord Abbett Investment Trust – Convertible Fund – Class I	1.01%
Lord Abbett Investment Trust – Core Fixed Income Fund – Class I	12.78%
Lord Abbett Securities Trust – Durable Growth Fund – Class I	5.25%
Lord Abbett Global Fund, Inc. – Emerging Markets Bond Fund – Class I	4.89%
Lord Abbett Investment Trust – Floating Rate Fund – Class I	2.98%
Lord Abbett Securities Trust – Focused Large Cap Value Fund – Class I	11.46%
Lord Abbett Securities Trust – Focused Small Cap Value Fund – Class I	0.42%
Lord Abbett Securities Trust – Fundamental Equity Fund – Class I	4.47%
Lord Abbett Securities Trust – Growth Leaders Fund – Class I	6.94%
Lord Abbett Research Fund, Inc. – Growth Opportunities Fund – Class I	3.84%
Lord Abbett Investment Trust – High Yield Fund – Class I	18.10%
Lord Abbett Investment Trust – Inflation Focused Fund – Class I	8.35%
Lord Abbett Municipal Income Fund, Inc. - Intermediate Tax-Free Fund – Class I	1.70%
Lord Abbett Securities Trust – International Equity Fund – Class I	4.21%
Lord Abbett Securities Trust – International Value Fund – Class I	7.04%
Lord Abbett Mid Cap Stock Fund, Inc. – Class I	2.92%
Lord Abbett Investment Trust – Short Duration Income Fund – Class I	1.02%
Lord Abbett Securities Trust – Value Opportunities Fund – Class I	2.62%

57

Investments in Underlying Funds (unaudited) (continued)

The Ten Largest Holdings and the Holdings by Sector or Credit Rating, as of November 30, 2021, for each Underlying Fund are presented below. Each Underlying Fund’s annual and semiannual reports, which are sent to shareholders and filed with the SEC, contain information about the Underlying Fund’s portfolio holdings, including a complete schedule of holdings. A complete schedule of holdings for each Underlying Fund is also filed with the SEC on Form N-PORT as of the end of each respective Underlying Fund’s first and third quarters. In addition, on or about the first day of the second month following each calendar quarter-end, each Fund makes publicly available a complete schedule of its portfolio holdings as of the last day of each such quarter. The information for the most recently ended calendar quarter may be viewed at www.lordabbett.com or requested at no charge by calling Lord Abbett at 888-522-2388.

Lord Abbett Investment Trust – Convertible Fund

Ten Largest Holdings	% of Investments
Canopy Growth Corp., 4.250%, 7/15/2023	3.43%
Broadcom, Inc., 8.000%, 9/30/2022	3.04%
Scorpio Tankers, Inc., 3.000%, 5/15/2025	2.77%
Etsy, Inc., 0.250%, 6/15/2028	2.74%
NextEra Energy, Inc., 4.872%, 9/1/2022	2.65%
Danaher Corp., 4.750%, 4/15/2022	2.61%
Western Digital Corp., 1.500%, 2/1/2024	2.33%
Mandiant, Inc., 1.625%, 6/1/2035	2.26%
Airbnb, Inc., Zero Coupon, 3/15/2026	2.19%
Dexcom, Inc., 0.750%, 12/1/2023	2.12%

Holdings by Sector*	% of Investments
Basic Materials	1.01%
Communications	19.12%
Consumer Cyclical	12.46%
Consumer Non-Cyclical	22.18%
Energy	6.10%
Financials	3.85%
Industrials	9.89%
Technology	17.55%
Utilities	2.65%
Repurchase Agreements	4.61%
Time Deposits	0.06%
Money Markets	0.52%
Total	100.00%
*	A sector may comprise several industries.

58

Investments in Underlying Funds (unaudited) (continued)

Lord Abbett Investment Trust – Core Fixed Income Fund

Ten Largest Holdings	% of Investments
U.S. Treasury Note, 1.125%, 10/31/2026	11.46%
U.S. Treasury Bill, Zer Coupon, 4/21/2022	7.13%
Fannie Mae or Freddie Mac, 3.000%, 12/13/2051	5.98%
U.S. Treasury Note, 0.125%, 8/31/2023	5.04%
U.S. Treasury Bill, Zero Coupon, 1/27/2022	4.84%
U.S. Treasury Note, 0.750%, 11/15/2024	4.21%
U.S. Treasury Note, 1.250%, 8/15/2031	3.62%
U.S. Treasury Note, 0.375%, 10/31/2023	3.22%
U.S. Treasury Bond, 1.750%, 8/15/2041	2.37%
U.S. Treasury Bond, 2.000%, 8/15/2051	2.23%

Holdings by Sector*	% of Investments
Asset Backed Securities	14.28%
Basic Materials	0.82%
Communications	1.62%
Consumer Cyclical	1.85%
Consumer Non-Cyclical	1.12%
Energy	3.20%
Financials	9.13%
Health Care	0.26%
Industrial	1.18%
Mortgage-Backed Securities	12.45%
Technology	1.75%
U.S. Government	47.01%
Utilities	2.32%
Repurchase Agreement	3.01%
Total	100.00%
*	A sector may comprise several industries.

Lord Abbett Securities Trust – Durable Growth Fund

Ten Largest Holdings	% of Investments
Microsoft Corp.	10.86%
Amazon.com, Inc.	7.62%
Alphabet, Inc.	7.34%
Apple, Inc.	5.32%
NVIDIA Corp.	4.72%
Tesla, Inc.	3.95%
Meta Platforms, Inc.	3.66%
Home Depot, Inc. (The)	2.36%
NIKE, Inc.	1.96%
salesforce.com, Inc.	1.89%

59

Investments in Underlying Funds (unaudited) (continued)

Holdings by Sector*	% of Investments
Communication Services	14.58%
Consumer Discretionary	19.36%
Consumer Staples	4.11%
Financials	1.82%
Health Care	12.22%
Industrials	6.19%
Information Technology	35.18%
Materials	3.28%
Real Estate	1.56%
Repurchase Agreements	1.70%
Total	100.00%
*	A sector may comprise several industries.

Lord Abbett Global Fund, Inc. – Emerging Markets Bond Fund

Ten Largest Holdings	% of Investments
Petroleos Mexicanos, 5.350%, 2/12/2028	1.86%
Oman Government International Bond, 4.750%, 6/15/2026	1.78%
Republic of Egypt, 3.875%, 2/16/2026	1.53%
Republic of South Africa, 4.300%, 10/12/2028	1.42%
Saudi International Bond, 3.450%, 2/2/2061	1.33%
Philippine Government International Bond, 2.650%, 12/10/2045	1.28%
Russian Federation, 5.250%, 6/23/2047	1.25%
State of Qatar, 3.250%, 6/2/2026	1.25%
Petronas Capital Ltd., 3.404%, 4/28/2061	1.13%
Republic of Angola, 8.250%, 5/9/2028	1.12%

Holdings by Sector*	% of Investments
Basic Materials	1.53%
Communications	0.40%
Consumer Non-Cyclical	1.83%
Energy	14.56%
Financials	5.55%
Foreign Government	70.10%
Industrial	0.97%
Technology	0.61%
Utilities	3.67%
Repurchase Agreements	0.78%
Total	100.00%
*	A sector may comprise several industries.

60

Investments in Underlying Funds (unaudited) (continued)

Lord Abbett Investment Trust – Floating Rate Fund

Ten Largest Holdings	% of Investments
ICON Luxembourg S.A.R.L., 3.000%, 7/3/2028	0.78%
AAdvantage Loyalty IP Ltd., 5.500%, 4/20/2028	0.59%
Invesco Senior Loan ETF	0.57%
Medline Industries, Inc., 3.750%, 10/23/2028	0.52%
WP CityMD Bidco LLC, 4.500%, 8/13/2026	0.51%
Univision Communications, Inc., 5/5/2028	0.51%
United Airlines, Inc., 4.500%, 4/21/2028	0.47%
Jazz Financing Lux S.a.r.l., 4.000%, 5/5/2028	0.46%
Parexel International Corporation, 11/15/2028	0.46%
Cornerstone OnDemand, Inc., 4.250%, 10/16/2028	0.45%

Holdings by Sector*	% of Investments
Aerospace	4.79%
Chemicals	1.71%
Consumer Discretionary	0.27%
Consumer Durables	0.13%
Consumer Non-Durables	1.13%
Energy	3.90%
Financial	7.53%
Food/Tobacco	1.23%
Gaming/Leisure	6.25%
Healthcare	14.85%
Housing	2.45%
Information Technology	13.96%
Manufacturing	9.73%
Media/Telecom	2.72%
Metals/Minerals	1.36%
Retail	3.97%
Service	8.5%
Transportation	1.88%
Utility	1.93%
Repurchase Agreement	11.71%
Total	100.00%
*	A sector may comprise several industries.

Lord Abbett Securities Trust – Focused Large Cap Value Fund

Ten Largest Holdings	% of Investments
Ameriprise Financial, Inc.	4.17%
KKR & Co., Inc.	4.01%
Alphabet, Inc.	3.80%
Lowe’s Cos., Inc.	3.74%
Wells Fargo & Co.	3.56%
Fidelity National Financial, Inc.	3.54%
Raytheon Technologies Corp.	3.51%
CIT Group, Inc.	3.48%
Caesars Entertainment, Inc.	3.33%
General Motors Co.	3.28%

61

Investments in Underlying Funds (unaudited) (continued)

Holdings by Sector*	% of Investments
Communication Services	9.35%
Consumer Discretionary	12.95%
Consumer Staples	5.73%
Energy	7.15%
Financials	24.21%
Health Care	13.24%
Industrials	13.54%
Information Technology	7.01%
Materials	2.49%
Utilities	3.01%
Repurchase Agreements	1.32%
Total	100.00%
*	A sector may comprise several industries.

Lord Abbett Securities Trust – Focused Small Cap Value Fund

Ten Largest Holdings	% of Investments
Customers Bancorp, Inc.	3.32%
Eagle Materials, Inc.	3.26%
Victory Capital Holdings, Inc.	2.97%
RR Donnelley & Sons Co.	2.94%
Silicon Motion Technology Corp.	2.77%
Cars.com, Inc.	2.73%
Axos Financial, Inc.	2.70%
International Money Express, Inc.	2.70%
Stewart Information Services Corp.	2.66%
Sally Beauty Holdings, Inc.	2.61%

Holdings by Sector*	% of Investments
Communication Services	5.28%
Consumer Discretionary	7.54%
Consumer Staples	4.25%
Energy	10.15%
Financials	30.18%
Health Care	4.85%
Industrials	16.33%
Information Technology	8.33%
Materials	7.24%
Real Estate	5.63%
Repurchase Agreements	0.22%
Total	100.00%
*	A sector may comprise several industries.

62

Investments in Underlying Funds (unaudited) (continued)

Lord Abbett Securities Trust – Fundamental Equity Fund

Ten Largest Holdings	% of Investments
UnitedHealth Group, Inc.	3.77%
Alphabet, Inc.	3.26%
Procter & Gamble Co. (The)	3.08%
Pfizer, Inc.	2.65%
General Motors Co.	2.20%
Microsoft Corp.	2.11%
Comcast Corp.	2.07%
Wells Fargo & Co.	2.04%
Raytheon Technologies Corp.	2.00%
BJ’s Wholesale Club Holdings, Inc.	1.99%

Holdings by Sector*	% of Investments
Communication Services	6.14%
Consumer Discretionary	6.97%
Consumer Staples	6.36%
Energy	6.29%
Financials	22.81%
Health Care	15.57%
Industrials	12.22%
Information Technology	12.73%
Materials	4.96%
Real Estate	3.26%
Utilities	2.48%
Repurchase Agreements	0.21%
Total	100.00%
*	A sector may comprise several industries.

Lord Abbett Securities Trust – Growth Leaders Fund

Ten Largest Holdings	% of Investments
Microsoft Corp.	7.94%
Tesla, Inc.	7.33%
Alphabet, Inc.	5.87%
NVIDIA Corp.	4.97%
Apple, Inc.	4.57%
Advanced Micro Devices, Inc.	2.65%
Netflix, Inc.	2.63%
Coinbase Global, Inc.	2.07%
SVB Financial Group	1.91%
Applied Materials, Inc.	1.80%

63

Investments in Underlying Funds (unaudited) (continued)

Holdings by Sector*	% of Investments
Communication Services	11.89%
Consumer Discretionary	15.34%
Consumer Staples	0.53%
Financials	7.10%
Health Care	8.22%
Industrials	3.02%
Information Technology	51.57%
Materials	1.06%
Repurchase Agreements	1.27%
Total	100.00%
*	A sector may comprise several industries.

Lord Abbett Research Fund, Inc. – Growth Opportunities Fund

Ten Largest Holdings	% of Investments
Cadence Design Systems, Inc.	2.65%
Palo Alto Networks, Inc.	2.32%
Old Dominion Freight Line, Inc.	2.26%
DexCom, Inc.	2.16%
Etsy, Inc.	2.08%
Datadog, Inc.	1.93%
Amphenol Corp.	1.91%
HubSpot, Inc.	1.91%
Chipotle Mexican Grill, Inc.	1.88%
Enphase Energy, Inc.	1.84%

Holdings by Sector*	% of Investments
Communication Services	3.82%
Consumer Discretionary	13.30%
Consumer Staples	3.70%
Financials	4.51%
Health Care	19.91%
Industrials	12.24%
Information Technology	34.58%
Materials	3.91%
Real Estate	1.71%
Repurchase Agreements	2.32%
Total	100.00%
*	A sector may comprise several industries.

64

Investments in Underlying Funds (unaudited) (continued)

Lord Abbett Investment Trust – High Yield Fund

Ten Largest Holdings	% of Investments
Sprint Capital Corp., 6.875%, 11/15/2028	0.98%
Occidental Petroleum Corp., 6.125%, 1/1/2031	0.82%
Kraft Heinz Foods Co., 4.375%, 6/1/2046	0.70%
Kraft Heinz Foods Co., 4.875%, 10/1/2049	0.70%
CCO Holdings LLC/CCO Holdings Capital Corp., 4.750%, 3/1/2030	0.54%
Netflix, Inc., 4.625%, 5/15/2029	0.51%
Centennial Resource Production LLC, 5.375%, 1/15/2026	0.47%
OneMain Finance Corp., 4.000%, 9/15/2030	0.45%
Ford Motor Co., 4.750%, 1/15/2043	0.44%
Matador Resources Co., 5.875%, 9/15/2026	0.43%

Holdings by Sector*	% of Investments
Asset Backed Securities	1.33%
Automotive	0.02%
Basic Material	7.13%
Communications	8.16%
Consumer Cyclical	22.69%
Consumer Non Cyclical	11.54%
Energy	21.51%
Financials	10.21%
Healthcare	0.29%
Industrials	7.87%
Mortgage Backed Securities	1.39%
Technology	5.44%
Transportation	0.15%
Service	0.10%
U.S. Government	0.24%
Utilities	1.67%
Repurchase Agreements	0.16%
Money Markets	0.01%
Time Deposits	0.09%
Total	100.00%
*	A sector may comprise several industries.

Lord Abbett Investment Trust – Inflation Focused Fund

Ten Largest Holdings	% of Investments
U.S. Treasury Note, 0.375%, 10/31/2023	5.54%
U.S. Treasury Inflation Indexed Note, 0.125%, 10/15/2026	2.07%
U.S. Treasury Bill, Zero Coupon, 1/27/2022	1.73%
U.S. Treasury Note, 1.125%, 10/31/2026	1.46%
MRA Issuance Trust 2021-8, Zer Coupon, 5/15/2022	0.85%
UBS AG, 5.125%, 5/15/2024	0.53%
Danske Bank A/S, 5.375%, 1/12/2024	0.48%
Flagship Credit Auto Trust 2021-2, 0.370%, 12/15/2026	0.45%
Credit Suisse Mortgage Capital Certificates, 1.240%, 11/15/2038	0.44%
New Economy Assets Phase 1 Sponsor LLC 2021-1, 1.910%, 10/20/2061	0.44%

65

Investments in Underlying Funds (unaudited) (continued)

Holdings by Sector*	% of Investments
Asset Backed Securities	18.37%
Basic Materials	2.08%
Communications	3.00%
Consumer Cyclical	0.14%
Consumer, Cyclical	6.41%
Consumer, Non-Cyclical	4.44%
Energy	6.85%
Financial	19.34%
Government	11.51%
Health Care	0.20%
Industrial	2.14%
Materials and Processing	0.21%
Mortgage Securities	16.51%
Technology	1.96%
Utilities	3.96%
Repurchase Agreements	2.88%
Total	100.00%
*	A sector may comprise several industries.

Lord Abbett Municipal Bond Fund, Inc. – Intermediate Tax Free Fund

Ten Largest Holdings	% of Investments
Buckeye Tobacco, 5.000%, 6/1/2055	0.89%
NYC Muni Water, 0.020%, 6/15/2045	0.78%
NJ Trans Trust Fund, 5.000%, 12/15/2033	0.65%
PEFA Gas - Goldman Sachs, 5.000%, 9/1/2049	0.56%
TEAC - Goldman Sachs, 5.000%, 5/1/2052	0.48%
KY Public Energy Auth – Peak Energy, 4.000%, 2/1/2050	0.45%
Tennergy Corp – Morgan Stanley, 4.000%, 12/1/2051	0.40%
CA State GO, 4.000%, 3/1/2036	0.38%
PR Corp Sales Tax, 4.329%, 7/1/2040	0.38%
Atlanta Arpt – PFC AMT, 4.000%, 7/1/2034	0.36%

66

Investments in Underlying Funds (unaudited) (continued)

Holding by Credit Rating	% of Investments
AAA	2.96%
AA+	4.33%
AA	10.56%
AA-	8.32%
A+	14.60%
A	17.07%
A-	8.93%
BBB+	9.79%
BBB-	4.60%
BBB	8.92%
BB+	1.54%
BB	1.38%
BB-	0.99%
B+	0.25%
B	0.85%
B-	0.17%
CCC	0.04%
NR	4.70%
Total	100.00%

Lord Abbett Securities Trust – International Equity Fund

Ten Largest Holdings	% of Investments
Nestle SA	2.27%
ASML Holding NV	1.90%
Novo Nordisk A/S	1.86%
LVMH Moet Hennessy Louis Vuitton SE	1.80%
Roche Holding AG	1.79%
Sony Group Corp.	1.78%
L’Oreal SA	1.70%
Toyota Motor Corp.	1.62%
Lonza Group AG	1.50%
Taiwan Semiconductor Manufacturing Co. Ltd.	1.50%

Holdings by Sector*	% of Investments
Communication Services	3.14%
Consumer Discretionary	13.76%
Consumer Staples	7.89%
Energy	4.37%
Financials	18.87%
Health Care	10.46%
Industrials	17.15%
Information Technology	11.79%
Materials	5.76%
Real Estate	1.23%
Utilities	2.68%
Repurchase Agreements	2.90%
Total	100.00%
*	A sector may comprise several industries.

67

Investments in Underlying Funds (unaudited) (continued)

Lord Abbett Securities Trust – International Value Fund

Ten Largest Holdings	% of Investments
Royal Dutch Shell plc	2.83%
Sanofi	2.43%
UBS Group AG	2.25%
GlaxoSmithKline plc	2.04%
Koninklijke Ahold Delhaize NV	1.89%
AXA SA	1.87%
Sumitomo Mitsui Financial Group, Inc.	1.86%
Sony Group Corp.	1.82%
BHP Group Ltd.	1.81%
Roche Holding AG	1.76%

Holdings by Sector*	% of Investments
Communication Services	1.55%
Consumer Discretionary	11.36%
Consumer Staples	6.91%
Energy	6.84%
Financials	24.57%
Health Care	8.98%
Industrials	15.73%
Information Technology	5.02%
Materials	5.08%
Real Estate	5.23%
Utilities	4.95%
Repurchase Agreements	3.78%
Total	100.00%
*	A sector may comprise several industries.

Lord Abbett Mid Cap Stock Fund, Inc.

Ten Largest Holdings	% of Investments
Pioneer Natural Resources Co.	2.02%
NetApp, Inc.	2.01%
Ameriprise Financial, Inc.	2.00%
Masco Corp.	1.99%
BJ’s Wholesale Club Holdings, Inc.	1.92%
Valvoline, Inc.	1.91%
KKR & Co., Inc.	1.86%
Williams-Sonoma, Inc.	1.85%
F5 Networks, Inc.	1.83%
CIT Group, Inc.	1.78%

68

Investments in Underlying Funds (unaudited) (continued)

Holdings by Sector*	% of Investments
Communication Services	0.98%
Consumer Discretionary	9.72%
Consumer Staples	4.66%
Energy	6.01%
Financials	20.64%
Health Care	9.54%
Industrials	16.01%
Information Technology	10.63%
Materials	8.07%
Real Estate	7.19%
Utilities	5.17%
Repurchase Agreements	1.38%
Total	100.00%
*	A sector may comprise several industries.

Lord Abbett Investment Trust – Short Duration Income Fund

Ten Largest Holdings	% of Investments
U.S. Treasury Note, 0.375%, 10/31/2023	3.17%
U.S. Treasury Note, 0.125%, 8/31/2023	1.90%
U.S. Treasury Bill, Zero Coupon, 1/27/2022	1.61%
U.S. Treasury Note, 0.750%, 11/15/2024	1.10%
MRA Issuance Trust 2021-4, 1.286%, 4/7/2022	0.63%
MRA Issuance Trust 2021-4, 1.286%, 4/7/2022	0.55%
Comcast Hulu Holdings, LLC, 0.965%, 3/15/2024	0.43%
DBWF Mortgage Trust 2018-AMXP, 3.873%, 5/5/2035	0.42%
Citigroup, Inc., 3.106%, 4/8/2026	0.40%
Invitation Homes Operating Partnership LP, 1.090%, 1/31/2025	0.39%

Holdings by Sector*	% of Investments
Asset Backed Securities	23.73%
Basic Materials	1.92%
Communications	3.33%
Consumer, Cyclical	6.41%
Consumer, Non-cyclical	4.46%
Diversified	0.02%
Energy	6.12%
Financial	17.17%
Health Care	0.13%
Industrial	2.00%
Materials and Processing	0.21%
Mortgage Securities	17.91%
Other	0.01%
Technology	1.62%
U.S. Government	9.47%
Utilities	2.74%
Repurchase Agreement	2.75%
Total	100.00%
*	A sector may comprise several industries.

69

Investments in Underlying Funds (unaudited) (concluded)

Lord Abbett Securities Trust – Value Opportunities Fund

Ten Largest Holdings	% of Investments
Entegris, Inc.	2.35%
BJ’s Wholesale Club Holdings, Inc.	2.16%
Valvoline, Inc.	2.12%
Saia, Inc.	2.09%
Carlisle Cos., Inc.	2.09%
Stewart Information Services Corp.	2.02%
Crane Co.	1.91%
Signature Bank	1.89%
Williams-Sonoma, Inc.	1.88%
Generac Holdings, Inc.	1.86%

Holdings by Sector*	% of Investments
Communication Services	3.27%
Consumer Discretionary	10.29%
Consumer Staples	3.18%
Energy	3.75%
Financials	15.06%
Health Care	11.51%
Industrials	17.41%
Information Technology	15.99%
Materials	9.90%
Real Estate	6.74%
Utilities	2.13%
Repurchase Agreements	0.77%
Total	100.00%
*	A sector may comprise several industries.

70

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Fund in accordance with the laws of the state of organization. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the investment adviser. Generally, each Board member holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund’s organizational documents.

Lord, Abbett & Co. LLC (“Lord Abbett”), a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Independent Board Members

The following Independent Board Members also are board members of each of the 14 investment companies in the Lord Abbett Family of Funds, which consist of 63 investment portfolios.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Board member since 2011	Principal Occupation: None. Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Board member since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Kathleen M. Lutito Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1963)	Board member since 2017	Principal Occupation: President and Chief Investment Officer of CenturyLink Investment Management Company (since 2006). Other Directorships: None.

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2012	Principal Occupation: Independent management advisor and consultant (since 2012). Other Directorships: Blyth, Inc., a home products company (2004–2015).

Charles O. Prince Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1950)	Board member since 2019

Principal Occupation: None. Formerly Chairman and Chief Executive Officer, Citigroup, Inc. (Retired 2007).

Other Directorships: Currently serves as director of Johnson & Johnson (2006–Present). Previously served as director of Xerox Corporation (2008–2018).

71

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Karla M. Rabusch Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2017	Principal Occupation: President and Director of Wells Fargo Funds Management, LLC (2003–2017); President of Wells Fargo Funds (2003–2016). Other Directorships: None.

Lorin Patrick Taylor Radtke Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1968)	Board member since 2021

Principal Occupation: Partner and Co-Founder of M Seven 8 Partners LLC, a venture capital firm (since 2016). Formerly partner, Goldman Sachs.

Other Directorships: Currently serves as director of Assured Guaranty (2021–Present).

Leah Song Richardson Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1966)	Board member since 2021

Principal Occupation: President of Colorado College (since 2021) and was formerly Dean at University of California, Irvine-School of Law (2017-2021) and formerly Professor of Law at University of California, Irvine (2014–2017).

Other Directorships: None.

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2016	Principal Occupation: None. Other Directorships: None.

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2006; Chairman since 2017

Principal Occupation: Chairman of Tullis Health Investors – FL LLC (since 2018); CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (1990–2016).

Other Directorships: Currently serves as director of Crane Co. (since 1998), Alphatec Spine (since 2018), electroCore, Inc. (since 2018), and Exagen Inc. (since 2019).

Interested Board Members

Mr. Sieg is affiliated with Lord Abbett and is an “interested person” of the Fund as defined in the Act. Mr. Sieg is a board member of each of the 14 investment companies in the Lord Abbett Family of Funds, which consist of 63 investment portfolios. Mr. Sieg is an officer of the Lord Abbett Family of Funds.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Douglas B. Sieg Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Board member since 2016; President and Chief Executive Officer since 2018	Principal Occupation: Managing Partner (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994. Other Directorships: None.

72

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Fund. All of the officers of the Fund also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Douglas B. Sieg (1969)	President and Chief Executive Officer	Elected as President and Chief Executive Officer in 2018	Managing Partner of Lord Abbett (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994.

Jackson C. Chan (1964)	AML Compliance Officer	Elected in 2018	Deputy Chief Compliance Officer and Director of Regulatory Affairs, joined Lord Abbett in 2014.

Pamela P. Chen (1978)	Vice President, Assistant Secretary and Privacy Officer	Elected as Vice President and Assistant Secretary in 2018 and Privacy Officer in 2019	Associate General Counsel, joined Lord Abbett in 2017 and was formerly Special Counsel at Schulte, Roth & Zabel LLP (2005–2017).

John T. Fitzgerald (1975)	Vice President and Assistant Secretary	Elected in 2018	Deputy General Counsel, joined Lord Abbett in 2018 and was formerly Deputy Head of U.S. Funds Legal, Executive Director and Assistant General Counsel at JPMorgan Chase (2005–2018).

Vito A. Fronda (1969)	Vice President and Assistant Treasurer	Elected as Vice President and Assistant Treasurer in 2021	Partner and Director of U.S. Fund Treasury & Global Taxation, joined Lord Abbett in 2003.

Michael J. Hebert (1976)	Chief Financial Officer and Treasurer	Elected as Chief Financial Officer and Treasurer in 2021	Head of Global Fund Finance, joined Lord Abbett in 2021 and was formerly Vice President at Eaton Vance Management (EVM) (2014–2021) and Calvert Research & Management (CRM) (2016-2021), and Assistant Treasurer of registered investment companies managed, advised or administered by EVM and CRM during such years.

73

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Linda Y. Kim (1980)	Vice President and Assistant Secretary	Elected in 2016	Counsel, joined Lord Abbett in 2015.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Partner and Chief Compliance Officer, joined Lord Abbett in 2014.

Amanda S. Ryan (1978)	Vice President and Assistant Secretary	Elected in 2018	Counsel, joined Lord Abbett in 2016.

Lawrence B. Stoller (1963)	Vice President, Secretary and Chief Legal Officer	Elected as Vice President and Secretary in 2007 and Chief Legal Officer in 2019	Partner and General Counsel, joined Lord Abbett in 2007.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Fund’s Board members. It is available free upon request.

74

Approval of Advisory Contract

The Board, including all of the Trustees who are not “interested persons” of the Company or of Lord Abbett, as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), annually considers whether to approve the continuation of the existing management agreement between each Fund and Lord Abbett (the “Agreement”). In connection with its most recent approval, the Board reviewed materials relating specifically to the Agreement, as well as numerous materials received throughout the course of the year, including information about each Fund’s investment performance compared to the performance of an appropriate benchmark. Before making its decision as to each Fund, the Board had the opportunity to ask questions and request further information, taking into account its knowledge of Lord Abbett gained through its meetings and discussions. These meetings and discussions included reviews of Fund performance conducted by members of the Contract Committee, the deliberations of the Contract Committee, and discussions between the Contract Committee and Lord Abbett’s management. The Independent Trustees also met with their independent legal counsel in various private sessions at which no representatives of management were present.

The materials received by the Board as to each Fund included, but were not limited to: (1) information provided by Broadridge Financial Solutions (“Broadridge”) regarding the investment performance of the Fund compared to the investment performance of certain funds with similar investment styles as determined by Broadridge, based, in part, on the Fund’s Morningstar category (the “performance peer group”), and the investment performance of one or more appropriate benchmarks; (2) information provided by Broadridge regarding the expense ratios, contractual and actual management fee rates, and other expense components for the Fund and certain funds-of-funds in the same Morningstar category, with generally the same or similar share classes and operational characteristics, including asset size (the “expense peer group”); (3) certain supplemental investment performance information provided by Lord Abbett; (4) information provided by Lord Abbett on the expense ratios, management fee rates, and other expense components for the Fund; (5) sales and redemption information for the Fund; (6) information regarding Lord Abbett’s financial condition; (7) an analysis of the relative profitability of the Agreement to Lord Abbett; and (8) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management and Related Services Generally. The Board considered the services provided by Lord Abbett to each Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all applicable legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest that may result from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to each Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other. After reviewing these and related factors, the Board concluded that each Fund was likely to continue to benefit from the nature, extent and quality of the investment services provided by Lord Abbett under the Agreement.

Investment Performance. The Board reviewed each Fund’s investment performance in relation to that of its performance peer group and one or more appropriate benchmarks as of various periods ended June 30, 2021. As to Multi-Asset Balanced Opportunity Fund, the Board observed that the Fund’s investment performance was below the median of the performance peer group for the ten-year period, but above the median of the performance peer group for the one, three-, and five-year periods. As to Multi-Asset Income Fund, the Board observed that the Fund’s investment

75

Approval of Advisory Contract (continued)

performance was above the median of the performance peer group for the one-, three- five-, and ten-year periods. With respect to each Fund, the Board took into account actions taken by Lord Abbett to attempt to improve fund performance of other Lord Abbett Funds, which would benefit the Funds through their investments in those Funds. The Board further considered Lord Abbett’s performance and reputation generally, the performance of other Lord Abbett-managed funds overseen by the Board, and the willingness of Lord Abbett to take steps intended to improve performance when appropriate. After reviewing these and other factors, including those described below, the Board concluded that each Fund’s Agreement should be continued.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to each Fund, in light of its investment objective and discipline, and other services provided to each Fund by Lord Abbett. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, and extent of compliance, administrative, and other services performed by Lord Abbett and the nature and extent of Lord Abbett’s supervision of third party service providers, including each Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of each Fund, including the contractual and actual management fee rates, and the expense levels of the Fund’s expense peer group. It also considered how the expense level of each Fund related to those of the expense peer group and the amount and nature of the fees paid by shareholders. As to each Fund, the Board observed that while the net total expense ratio of the Fund was above the median of the expense peer group, the Fund’s advisory fee (excluding underlying fund fees) was below the median of the expense peer group. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that the management fees paid by, and expense level of, each Fund were reasonable in light of all of the factors it considered and supported the continuation of the Agreement on behalf of each Fund.

Profitability. As to each Fund, the Board considered the level of Lord Abbett’s operating margin in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. It considered whether each Fund was profitable to Lord Abbett in connection with the Fund’s operation, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund. The Board considered Lord Abbett’s profit margins excluding Lord Abbett’s marketing and distribution expenses. The Board also considered Lord Abbett’s profit margins, without those exclusions, in comparison with available industry data and how those profit margins could affect Lord Abbett’s ability to recruit and retain personnel. The Board recognized that Lord Abbett’s overall profitability was a factor in enabling it to attract and retain qualified personnel to provide services to each Fund. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that Lord Abbett’s profitability with respect to each Fund was not excessive.

Economies of Scale. As to each Fund, the Board considered the extent to which there had been economies of scale in managing the Fund, whether the Fund’s shareholders had appropriately benefited from such economies of scale, and whether there was potential for realization of any further economies of scale. The Board also considered information provided by Lord Abbett

76

Approval of Advisory Contract (concluded)

regarding how it shares any potential economies of scale through its investments in its businesses supporting the Funds. The Board also considered each Fund’s existing management fee schedule. Based on these considerations, the Board concluded that economies of scale were adequately addressed in respect of each Fund.

Other Benefits to Lord Abbett. As to each Fund, the Board considered the amount and nature of the fees paid by the Fund and the Fund’s shareholders to Lord Abbett and the Distributor for services other than investment advisory services, such as the fee that Lord Abbett receives from each Fund for providing administrative services to the Fund. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with each Fund. The Board observed that the Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees it receives, and receives a portion of the sales charges on sales and redemptions of some classes of shares of the Lord Abbett Funds. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that business also benefits the Funds. The Board also considered that Lord Abbett accrues certain benefits from sponsoring funds that invest in other Lord Abbett Funds and the fees that Lord Abbett receives from the underlying Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of each Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Lord Abbett Funds. The Board also took into consideration the investment research that Lord Abbett receives as a result of client brokerage transactions.

Alternative Arrangements. As to each Fund, the Board considered whether, instead of approving continuation of the Agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. After considering all of the relevant factors, the Board unanimously found that continuation of the Agreement was in the best interests of each Fund and its shareholders and voted unanimously to approve the continuation of the Agreement on behalf of each Fund. As to each Fund, in considering whether to approve the continuation of the Agreement, the Board did not identify any single factor as paramount or controlling. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. This summary does not discuss in detail all matters considered.

77

Liquidity Risk Management Program

Pursuant to Rule 22e-4 under the 1940 Act, each Fund has adopted a Liquidity Risk Management Program and Policy (“Program”). The Program is designed to assess, manage and periodically review the Fund’s liquidity risk. Liquidity risk is defined under Rule 22e-4 as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board has appointed Lord Abbett as the administrator for the Fund’s Program. At the June 2-3, 2021 meeting, Lord Abbett provided the Board with a report addressing the operation of the Program and assessing its adequacy and effectiveness of implementation for the period March 1, 2020 through March 1, 2021. Lord Abbett reported that the Program operated effectively during the period. In particular, Lord Abbett reported that: the Fund did not breach its 15% limit on illiquid investments at any point during the period and all regulatory reporting related to Rule 22e-4 was completed on time and without issue during the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

Householding

The Trust has adopted a policy that allows it to send only one copy of each Fund’s prospectus, proxy material, annual report and semiannual report (or related notice of internet availability of annual report and semiannual report) to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to each Fund’s portfolio securities, and information on how Lord Abbett voted each Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Funds are required to file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters as an attachment to Form N-PORT. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388.

78

Tax Information (unaudited)

The percentages below reflect the portion of ordinary income distributions that are eligible for the corporate dividend received deduction (DRD) and qualified dividend income (QDI) for individual shareholders:

Fund Name	DRD	QDI
Multi-Asset Balanced Opportunity Fund	14%	19%
Multi-Asset Income Fund	11%	16%

Additionally, of the distributions paid to the shareholders during the fiscal year ended November 30, 2021, the following amount represent long-term capital gains:

Fund Name
Multi-Asset Balanced Opportunity Fund	$53,919,159

Each fund intends to pass through foreign source income and foreign taxes as follows:

Fund Name	Foreign Source Income	Foreign Taxes
Multi-Asset Balanced Opportunity Fund	$6,234,405	$412,117
Multi-Asset Income Fund	2,809,951	196,435

The percentages below reflect the portion of net investment income distributions paid during the fiscal year ended November 30, 2021 that is tax-exempt dividend income.

Multi-Asset Balanced Opportunity Fund	0.34%
Multi-Asset Income Fund	3.35%

79

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by
LORD ABBETT DISTRIBUTOR LLC.

Lord Abbett Investment Trust Lord Abbett Multi-Asset Balanced Opportunity Fund Lord Abbett Multi-Asset Income Fund	LASAF-2 (01/22)

LORD ABBETT
ANNUAL REPORT

Lord Abbett

Convertible Fund

Core Fixed Income Fund

Core Plus Bond Fund

Corporate Bond Fund

Floating Rate Fund

High Yield Fund

Income Fund

Inflation Focused Fund

Short Duration Core Bond Fund

Short Duration Income Fund

Total Return Fund

Ultra Short Bond Fund

For the fiscal year ended November 30, 2021

Table of Contents

1	A Letter to Shareholders

26	Investment Comparisons

49	Information About Your Fund’s Expenses and Holdings Presented by Sector

Schedules of Investments:

75	Convertible Fund

82	Core Fixed Income Fund

99	Core Plus Bond Fund

127	Corporate Bond Fund

137	Floating Rate Fund

174	High Yield Fund

210	Income Fund

233	Inflation Focused Fund

293	Short Duration Core Bond Fund

317	Short Duration Income Fund

382	Total Return Fund

407	Ultra Short Bond Fund

432	Statements of Assets and Liabilities

440	Statements of Operations

446	Statements of Changes in Net Assets

454	Financial Highlights

502	Notes to Financial Statements

561	Report of Independent Registered Public Accounting Firm

563	Supplemental Information to Shareholders

Lord Abbett Investment Trust

Lord Abbett Convertible Fund, Lord Abbett Core Fixed Income Fund, Lord Abbett Core Plus Bond Fund, Lord Abbett Corporate Bond Fund, Lord Abbett Floating Rate Fund, Lord Abbett High Yield Fund, Lord Abbett Income Fund, Lord Abbett Inflation Focused Fund, Lord Abbett Short Duration Core Bond Fund, Lord Abbett Short Duration Income Fund, Lord Abbett Total Return Fund, and Lord Abbett Ultra Short Bond Fund

Annual Report

For the fiscal year ended November 30, 2021

From left to right: James L.L. Tullis, Independent Chairman of the Lord Abbett Funds and Douglas B. Sieg Trustee, President, and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of the Funds for the fiscal year ended November 30, 2021. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and more timely information about the Funds, please visit our website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on each Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Douglas B. Sieg

Trustee, President and Chief Executive Officer

Lord Abbett Convertible Fund

For the fiscal year ended November 30, 2021, the Fund returned 8.83%, reflecting performance at the net asset value (“NAV”) of Class A shares with all distributions reinvested, compared to its benchmark, the

ICE BofA All Convertibles Index,1 which returned 13.76% over the same period.

The twelve-month period ending November 30, 2021 was primarily a story of the dramatic economic and market recovery that occurred within the U.S., despite the persistent presence of

COVID-19. The S&P 500® Index2 and the tech heavy Nasdaq Composite3 returned 27.92% and 28.20%, respectively. Large cap stocks4 outperformed small cap stocks5 (26.67% vs. 22.03%), while growth6 outperformed value7 (29.39% vs. 22.92%).

Following volatility throughout the fall of 2020, markets rallied in the month of December, with the S&P 500 Index gaining 3.84%. The Dow Jones Industrial Average also continued its push through the 30,000 level. The strong overall market performance was mainly attributed to vaccine approvals and a bipartisan compromise on a fifth pandemic relief package. Additionally, the U.S. Federal Reserve (“Fed”) cleared banks to resume share buybacks in the first quarter of 2021, subject to a limit, after the industry fared well in the second round of stress tests. This was a notable development considering the industry had mostly struggled throughout 2020.

To start the new year, various factors impacted markets, although the longstanding bullish narrative surrounding stimulus and vaccine optimism remained largely intact. Momentum continued behind the pro-cyclical and pro-value rotation on the back of the Democrats’ surprise victory in the Georgia U.S. Senate runoff elections. As such, value outperformed growth during the first quarter by the largest margin in two decades. Overall, the S&P 500® Index reported growth in earnings of 52% during the first quarter of 2021.

Inflation fears and renewed concerns over variants of the coronavirus did little to slow the market down during the second quarter of 2021, as the S&P 500® Index and Nasdaq Composite returned 8.55% and 9.68%, respectively, with both indexes breaching all-time highs. After lagging meaningfully since the announcement of the vaccine news, growth outperformed value during the quarter. Second quarter reported earnings were even stronger than the first quarter, with the blended growth rate for the S&P 500® Index at 88%, which was the highest year-over-year growth since the fourth quarter of 2009. In aggregate, companies were reporting earnings 17.1% ahead of consensus in the second quarter, the fourth highest on record, and revenues 4.9% ahead of consensus, the highest on record.

The bullish narrative continued into the start of the third quarter. For most of July and August, investor focus was largely centered around themes, such as a central bank liquidity tailwind, continued vaccine progress, upside in corporate earnings surprises, and reopening momentum. However, U.S. markets were met with increasing headwinds toward the latter half of the quarter, which included the increased spread of the Delta variant, and rising concerns over supply chain and input price pressures on corporate earnings. This was reflected by consumer prices rising 5.4% year-over-year, in both June and July (the fastest pace since August 2008). Inflation maintained its record pace in August as consumer prices rose 5.3% year-over-year, albeit below economist expectations for the month. Uncertainty around the Fed tapering presented additional headwinds to the market. Toward the end of the third quarter, the Fed indicated that a reduction in its $120 billion per month asset-purchase plan might soon be warranted. U.S. markets were also affected by negative headlines overseas, most notably China’s regulatory crackdown of the private education and technology sectors and broad worries about a default by Chinese real estate developer Evergrande. These headwinds culminated in a volatile September, with all major U.S. indices finishing in negative territory. Specifically, the S&P 500® Index snapped a streak of seven consecutive months of positive returns and had its worst performing month since March 2020.

The U.S. equity market continued to be strong during the fourth quarter as all major indices exhibited positive performance. The S&P 500® Index and the Nasdaq Composite returned 6.26% and 7.65%, respectively, through November. Strong consumer demand, underpinned by robust corporate and consumer balance sheets, has helped keep operating leverage and margins elevated for corporations, despite increased supply chain and input price pressures. The Friday following Thanksgiving in the U.S. saw a big market selloff with all the major indexes down over 2% on concerns that the emergence of the new Omicron variant could derail the last bout of economic normalization traction. This added to continued concerns around the shift in the transient versus persistent inflation debate.

Convertibles proved to be rather resilient despite increased volatility and large swings in both the equity and credit markets in 2021. The asset class’ exposure to growth companies detracted from performance earlier in the year when interest rates rose, and its exposure to the travel and leisure industries negatively impacted returns during the middle of the year as the spread of the Delta variant reduced demand for these services. Despite this volatility, the convertible market continued to see robust issuance, with volumes just shy of the record observed in

2020, as well as strong demand from both investors and issuers.

Among the largest detractors from the Fund’s relative performance during the period was security selection within the leisure sector, which was disproportionately impacted by novel variants of the COVID-19 spreading across the world. Underweight exposures to the technology and electronics sectors also detracted from relative performance, as interest rates stabilized and growth companies rallied in the spring of 2021.

Security selection within the retail sector was among the largest contributors to the Fund’s relative performance during the period, as companies were able to successfully grow their businesses despite global supply chain concerns. Security selection within the capital goods and real estate sectors also contributed to relative performance.

Lord Abbett Core Fixed Income Fund

For the fiscal year ended November 30, 2021, the Fund returned -0.30%, reflecting performance at the net asset value (“NAV”) of Class A shares with all distributions reinvested, compared to its benchmark, the Bloomberg U.S. Aggregate Bond Index,8 which returned -1.15%.

The twelve-month period ending November 30, 2021 was primarily a story of the dramatic economic and market recovery that occurred within the U.S. Despite the persistent presence of COVID-19, U.S. risk assets largely outperformed their higher quality counterparts over the period. U.S. Treasuries9 returned -2.05% amid rising yields across all maturities, while investment grade corporate bonds10 returned -0.53% as spreads remained rangebound and near all-time tight levels throughout the period.

Conversely, high yield bonds11 and leveraged loans12 returned 5.38% and 6.12%, respectively, over the period. Within high yield, lower quality segments of the market outperformed higher quality tiers. The strong market performance was mainly attributed to vaccine approvals and a bipartisan compromise on a fifth pandemic relief package, leading to improving credit fundamentals and low default rates.

To start the new year, various factors impacted markets. Momentum continued behind the pro-cyclical and value rotation on the back of the Democrats’ surprise victory in the Georgia U.S. Senate runoff elections. Inflation fears and renewed concerns over variants of the coronavirus did little to slow the market down during the second quarter of 2021, as the S&P 500® Index2 and Nasdaq3 both breached all-time highs. Second quarter reported earnings were even stronger than the first quarter, with the blended growth rate for earnings in the S&P 500® Index at 88%, which was the highest year-over-year growth since fourth quarter of 2009. In aggregate, companies were reporting earnings 17.1% ahead of consensus in the second quarter, the fourth highest on record, and revenues 4.9% ahead of consensus, the highest on record.

Risk assets continued to perform well into the third quarter, boosted by the reopening of the economy and strong corporate earnings. However, U.S. markets were met with increasing headwinds toward the latter half of the quarter, which included the increased spread of the Delta variant, rising concerns over supply chain issues and input price pressures on corporate earnings. This was reflected by consumer prices rising materially over the period. Uncertainty around the Fed tapering presented additional headwinds to the market. Toward the end of the third quarter, the Fed indicated that a reduction in its $120 billion per month asset-purchase plan might soon be warranted. U.S. markets were also affected by negative headlines overseas, most notably China’s regulatory crackdown of the private education and technology sectors and broad worries about a default by Chinese real estate developer Evergrande. These headwinds culminated in a volatile September, with all major U.S. indices finishing in negative territory. Specifically, the S&P 500® Index snapped a streak of seven consecutive months of positive returns and had its worst performing month since March 2020.

Markets remained resilient to start the fourth quarter amid strong consumer demand, underpinned by robust corporate and consumer balance sheets, which helped keep operating leverage and margins elevated for corporations, despite increased supply chain and input price pressures. However, the Friday following Thanksgiving in the U.S. saw a big market selloff with all the major indexes down over 2% on concerns that the emergence of the new Omicron variant could derail the last bout of economic normalization. This added to continued concerns around the shift in the transient versus persistent inflation debate.

For the 12-month period ended November 2021, the Fund’s security selection within investment grade corporate bonds was the largest contributor to performance. Specifically, security selection within investment grade financial issues drove positive performance over the period. We favored financials and, more specifically, domestic banks, as we saw improving fundamentals in the U.S. banking sector with strong management teams and healthy balance sheets.

Security selection within and an overweight allocation to commercial mortgage-backed securities (CMBS) also contributed to performance over the period. Commercial real estate valuations have been driven higher by the distribution of the COVID-19 vaccine and a shift in momentum to sectors more leveraged to the return of normalcy. We remain constructive on idiosyncratic single-asset / single-borrower (SASB) opportunities and the Fund remains underweight agency CMBS.

Lastly, an underweight allocation to agency mortgage-backed securities (MBS) contributed to performance. The asset class posted negative returns over the period as 30-year MBS spreads widened materially in November, driven by stronger inflation prints and shifts in Fed commentary that led investors to expect an accelerated taper of agency MBS purchases going into 2022.

Detracting from performance over the period was an allocation to high quality asset-backed securities (ABS) and a moderate allocation to cash and cash equivalents. These sectors underperformed risk assets over the period.

Lord Abbett Core Plus Bond Fund

For the fiscal year ended November 30, 2021, the Fund returned 1.23%, reflecting performance at the net asset value (“NAV”) of Class A shares with all distributions reinvested, compared to its benchmark, the Bloomberg U.S. Aggregate Bond Index,8 which returned -1.15%.

The twelve-month period ending November 30, 2021 was primarily a story of the dramatic economic and market recovery that occurred within the U.S. Despite the persistent presence of COVID-19, U.S. risk assets largely outperformed their higher quality counterparts over the period. U.S. Treasuries9 returned -2.05% amid rising yields across all maturities, while investment grade corporate bonds10 returned -0.53% as spreads remained rangebound and near all-time tight levels throughout the period.

Conversely, high yield bonds11 and leveraged loans12 returned 5.38% and 6.12%, respectively, over the period. Within high yield, lower quality segments of the market outperformed higher quality tiers. The strong market performance was mainly attributed to vaccine approvals and a bipartisan compromise on a fifth pandemic relief package, leading to improving credit fundamentals and low default rates.

To start the new year, various factors impacted markets. Momentum continued behind the pro-cyclical and value rotation on the back of the Democrats’ surprise victory in the Georgia U.S. Senate runoff elections. Inflation fears and renewed concerns over variants of the coronavirus did little to slow the market down during the second quarter of 2021, as the S&P 500® Index2 and Nasdaq3 both breached all-time highs. Second quarter reported earnings were even stronger than the first quarter, with the blended growth rate for earnings in the S&P 500® Index at 88%, which was the highest year-over-year growth since fourth quarter of 2009. In aggregate, companies were reporting earnings 17.1% ahead of consensus in the second quarter, the fourth highest on record, and revenues 4.9% ahead of consensus, the highest on record.

Risk assets continued to perform well into the third quarter, boosted by the reopening of the economy and strong corporate earnings. However, U.S. markets were met with increasing headwinds toward the latter half of the quarter, which included the increased spread of the Delta variant, rising concerns over supply chain issues and input price pressures on corporate earnings. This was reflected by consumer prices rising materially over the period. Uncertainty around the U.S. Federal Reserve (the “Fed”) tapering presented additional headwinds to the market. Toward the end of the third quarter, the Fed indicated that a reduction in its $120B per month asset-purchase plan might soon be warranted. U.S. markets were also affected by negative headlines overseas, most notably China’s regulatory crackdown of the private education and technology sectors and broad worries about a default by Chinese real estate developer Evergrande. These headwinds culminated in a volatile September, with all major U.S. indices finishing in negative territory. Specifically, the S&P 500® Index snapped a streak of seven consecutive months of positive returns and had its worst performing month since March 2020.

Markets remained resilient to start the fourth quarter amid strong consumer demand, underpinned by robust corporate and consumer balance sheets, which helped keep operating leverage and margins elevated for corporations, despite increased supply chain and input price pressures. However, the Friday following Thanksgiving in the U.S. saw a big market selloff with all the major indexes down over 2% on concerns that the emergence of the new Omicron variant could derail the last bout of economic normalization. This added to continued concerns around the shift in the transient versus persistent inflation debate.

For the 12-month period ended November 2021, the Fund’s allocation to high yield corporate bonds was the largest contributor to performance. Specifically, high yield allocations within the energy and consumer cyclical industries contributed to performance.

Security selection within and an overweight allocation to commercial mortgage-backed securities (CMBS) also contributed to performance over the period. Commercial real estate valuations have been driven higher by the distribution of the COVID-19 vaccine and a shift in momentum to sectors more leveraged to the return of normalcy. We remain constructive on idiosyncratic single-asset / single-borrower (SASB) opportunities and are underweight agency CMBS.

Lastly, underweight allocations to agency mortgage-backed securities (MBS) and U.S. Treasuries contributed to performance. These asset classes both posted negative returns over the period as risk assets outperformed and rates rose across the curve.

Detractors over the period included an allocation to high quality asset-backed securities (ABS) and a moderate allocation to cash and cash equivalents, as these sectors underperformed risk assets over the period.

Lord Abbett Corporate Bond Fund

For the fiscal year ended November 30, 2021, the Fund returned 0.95%, reflecting performance at the net asset value (“NAV”) of Class A shares with all distributions reinvested, compared to its benchmark, the Bloomberg U.S. Corporate Investment Grade Index,10 which returned -0.53% over the period.

The twelve-month period ending November 30, 2021 was primarily a story of the dramatic economic and market recovery that occurred within the U.S. Despite the persistent presence of COVID-19, U.S. Risk assets largely outperformed their higher quality counterparts over the period, as U.S. Treasuries9 returned -2.05% amid rising yields across all maturities.

Conversely, high yield bonds11 and leveraged loans12 returned 5.38% and 6.12%, respectively, over the period. Within high yield, lower quality segments of the market outperformed higher quality tiers. The strong market performance was mainly attributed to vaccine approvals and a bipartisan compromise on a fifth pandemic relief package. Additionally, the U.S. Federal Reserve (“Fed”) cleared banks to resume share buybacks in the first quarter of 2021, subject to a limit, after the industry fared well in the second round of stress tests-which was a notable development considering the industry had mostly struggled throughout 2020.

To start the new year, various factors impacted markets, although the longstanding bullish narrative surrounding stimulus and vaccine optimism remained largely intact. Momentum continued behind the pro-cyclical and value rotation on the back of the Democrats’ surprise victory in the Georgia U.S. Senate runoff elections. Inflation fears and renewed concerns over variants of the coronavirus did little to slow the market down during the second quarter of 2021, as the S&P 500® Index2 and Nasdaq Composite3 both breached all-time highs. Second quarter reported earnings were even stronger than the first quarter, with the blended growth rate for the S&P 500® Index at 88%, which was the highest year-over-year growth since fourth quarter of 2009. In aggregate, companies were reporting earnings 17.1% ahead of consensus in the second quarter, the fourth highest on record, and revenues 4.9% ahead of consensus, the highest on record.

The bullish narrative continued into the start of the third quarter. For most of July and August, investor focus was largely centered around themes, such as a central bank liquidity tailwind, continued vaccine progress, upside in corporate earnings surprises, and reopening momentum. However, U.S. markets were met with increasing headwinds toward the latter half of the quarter, which included the increased spread of the Delta variant, rising concerns over supply chain and input price pressures on corporate earnings. This was reflected by consumer prices rising 5.4% year-over-year, in both June and July (the fastest pace since August 2008). Inflation maintained its record pace in August as consumer prices rose 5.3% year-over-year, albeit below economist expectations for the month. Uncertainty around the Fed tapering presented additional headwinds to the market. Toward the end of the third quarter, the Fed indicated that a reduction in its $120 billion per month asset-purchase plan might soon be warranted. U.S. markets were also affected by negative headlines overseas, most notably China’s regulatory crackdown of the private education and technology sectors, and broad worries about a default by Chinese real estate developer, Evergrande. These headwinds culminated in a volatile September, with all major U.S. indices finishing in negative territory. Specifically, the S&P 500® Index snapped a streak of seven consecutive months of positive returns and had its worst performing month since March 2020.

Markets remained resilient to start the fourth quarter amid strong consumer demand, underpinned by robust corporate and consumer balance sheets, which helped keep operating leverage and margins elevated for corporations, despite increased supply chain and input price pressures. However, the Friday following Thanksgiving in the U.S. saw a big market selloff with all the major indexes down over 2% on concerns that the emergence of the new Omicron variant could derail the last bout of economic normalization traction. This added to continued concerns around the shift in the transient versus persistent inflation debate.

Over the trailing 12-month period, security selection within investment grade corporate bonds was the Fund’s primary contributor to relative performance, as risk assets continued to rally on the back of improving economic fundamentals and increased vaccine distribution. Performance was driven by an overweight to BBB-rated credit, as well as banking, insurance, and consumer cyclical exposures. An underweight to A and AA-rated credit also contributed to performance, as lower rated segments of the investment grade market outperformed higher quality tiers over the course of the period.

Although we believe corporate issuers have healthy balance sheets, we felt that valuations had remained full throughout most of the period - resulting in few significant compression opportunities. Therefore, given tight valuations, our focus was on idiosyncratic risks and the avoidance of drawdowns resulting from them. Towards the end of the period, we began to rotate out of lower-quality pandemic winners, margin squeezed industries, and high event risk names where we thought valuations looked compressed, into higher quality names - to seek to optimize carry per unit of risk.

The Fund’s modest off-benchmark allocation to U.S. Treasuries was the primary detractor over the period, as the rising interest rate environment led to negative returns within the asset class.

Lord Abbett Floating Rate Fund

For the fiscal year ended November 30, 2021, the Fund returned 6.07%, reflecting performance at the net asset value (“NAV”) of Class A shares with all distributions reinvested, compared to its benchmark, the Credit Suisse Leveraged Loan Index,12 which returned 6.12% over the same period.

The twelve-month period ending November 30, 2021 yielded heightened market volatility as the U.S. continued its steady recovery from the onset of the COVID-19 pandemic. Despite spurs of instability throughout the year, risk assets generally exhibited positive performance. Within credit, high yield bonds, as represented by the ICE BofA US High Yield Constrained Index11, returned 5.38% for the period, compared to investment grade bonds, as represented by the ICE BofA US Corporate Index13, which returned -0.29%. Investment grade bonds faced headwinds throughout the period amid rising U.S. Treasury yields.

U.S. risk assets began the period on a high note with a strong December 2020, and all major U.S. indices finished the calendar year higher. This followed a big November rally in which all the major U.S. indices posted double-digit percentage gains, with the Dow Jones Industrial

Average14 (DJIA), in particular, having its best month since 1987. The bullish finish to 2020 was driven largely by the official authorization for emergency use of two coronavirus vaccines with efficacy rates near 95%, one from Pfizer and BioNTech and the other from Moderna. Positive market sentiment was also bolstered by additional fiscal policy in the form of a $900 billion pandemic relief plan that extended many of the initial CARES Act support measures.

The bullish narrative continued into the turn of the calendar year, despite COVID-19 remaining a dominant headline across all global markets. Sentiment around the virus, however, was mostly positive as coronavirus case and hospitalization trends improved throughout much of the first quarter of 2021 and vaccine distribution ramped up following nationwide approval. This momentum led to increased focus on the U.S. economic recovery and markets moving into a more cyclical posture, highlighted by the U.S. 10-Year Treasury yield climbing up to over 1.7% by mid-March. High yield credit outperformed investment grade credit during this episode of rising U.S. Treasury yields.

One key theme around U.S. markets was the ongoing support from the U.S. Federal Reserve (“Fed”) via the central bank liquidity tailwind and additional fiscal stimulus. Markets also received a boost in the second quarter of 2021 from robust equity inflows, which were supported by a strong corporate profit backdrop. However, these tailwinds were partially offset by increased concerns regarding an inflation overshoot. Following a relatively modest increase in the first quarter of 2020, consumer prices accelerated higher, averaging gains of approximately 5.3%

year-over-year from April to September, the fastest annual increase since 2008. This upward pressure on prices was mainly caused by supply chain disruptions, higher raw-materials costs, shipping constraints and an unusually tight labor market. Despite this upward pressure, the Fed remained mostly consistent in its messaging on inflationary expectations throughout the spring and summer of 2021. The Fed indicated that price pressures would be transitory, and the peak inflation theme gained traction as the summer months progressed, despite economists’ suggestions that ‘transitory’ may be longer than expected.

Focus on inflationary expectations was the primary influence for volatility in U.S. markets until midway through the third quarter, when COVID-19 reentered the forefront of global headlines. The Delta variant of the virus caused new waves of positive cases and increased hospitalizations around the world, and this new headwind, combined with continued supply chain issues and uncertainty around Fed tapering, increased market volatility. This was evident in equity markets, as the three major U.S. indices faced their largest monthly pullbacks in September since the onset of the pandemic in March 2020. High yield credit, however, was resilient during this stretch of increased Delta cases. High yield returns were flat in September relative to other risk assets, such as investment grade credit and equities, both of which exhibited pullbacks for the month. While the Delta wave weighed on the speed of recovery in the U.S. economy, it ultimately proved less impactful overall compared to the initial onset of COVID-19. Economic fundamentals remained strong throughout the third quarter of 2021, and

U.S. Gross Domestic Product returned to, and remained, at pre-pandemic levels.

The fourth quarter began with investors shifting focus back to the debate of whether inflation may be more persistent than transitory. Despite the lack of hawkish surprises from the early November Federal Open Market Committee (FOMC) meeting, there was a notable shift in tone from the Fed as the month of November progressed. The Fed’s quick shift toward the possibility of a more aggressive taper was largely chalked up to another round of hotter-than-expected inflation data. The October Consumer Price Index (CPI) report, which saw headline consumer prices up 0.9% month-over-month and 6.2% year-over-year, came in at the highest reading in over 30 years. Fed Chair Jerome Powell, who was re-nominated by President Biden just before Thanksgiving, indicated that it may be appropriate for the Fed to consider wrapping up its taper a few months sooner than initially envisioned. However, the period culminated with a sell-off in risk assets due to the Omicron variant which was discovered in various parts of the U.S. The new variant caused a risk-off shift as investors were skeptical about the limited data available on the transmissibility and severity of the mutation. Major indices experienced their worst performing trading sessions, highlighted by the DJIA which had its worst session since October 2020.

Security selection within the utilities sector was among the largest detractors from the Fund’s relative performance. The Fund’s position in several power generation companies underperformed during the period as they faced ongoing uncertainty in the rate of recovery for power demand. An underweight allocation and security selection within the consumer non-

durables sector also detracted from relative performance. Specifically, the Fund held an underweight position in select issuers that specialized in beauty and personal care and apparel, which benefited from stronger consumer spending throughout the year. Security selection within the housing sector also detracted from relative performance. Within the sector, underperformance was primarily in the home building subsector, where builders struggled to manage surging costs for lumber and other materials throughout the year.

Security selection within the aerospace sector was among the largest contributors to the Fund’s relative performance. The Fund held securities from several U.S.-based airlines that outperformed as demand for domestic and international travel gradually recovered from 2020 levels throughout the year. Security selection within the retail sector also contributed to relative performance. The sector exhibited solid growth throughout the year as retail sales gradually increased, driven by strong U.S. households holding a record amount of cash. The Fund also benefited from an overweight allocation to and security selection within the energy sector. Specifically, the Fund’s overweight exposure to exploration and production contributed significantly behind increased global energy demand as economies continued to reopen.

Lord Abbett High Yield Fund

For the fiscal year ended November 30, 2021, the Fund returned 6.74%, reflecting performance at the net asset value (“NAV”) of Class A shares with all distributions reinvested, compared to its benchmark, the ICE BofA U.S. High Yield Constrained

Index,11 which returned 5.38% over the same period.

The twelve-month period ending November 30, 2021 yielded heightened market volatility as the U.S. continued its steady recovery from the onset of the COVID-19 pandemic. Despite spurs of instability throughout the year, risk assets generally exhibited positive performance. Within credit, high yield bonds, as represented by the ICE BofA US High Yield Constrained Index11, returned 5.38% for the period, compared to investment grade bonds, as represented by the ICE BofA US Corporate Index13, which returned -0.29%. Investment grade bonds faced headwinds throughout the period amid rising U.S. Treasury yields.

U.S. risk assets began the period on a high note with a strong December 2020, and all major U.S. indices finished the calendar year higher. This followed a big November rally in which all the major U.S. indices posted double-digit percentage gains, with the Dow Jones Industrial Average (DJIA)14, in particular, having its best month since 1987. The bullish finish to 2020 was driven largely by the official authorization for emergency use of two coronavirus vaccines with efficacy rates near 95%, one from Pfizer and BioNTech and the other from Moderna. Positive market sentiment was also bolstered by additional fiscal policy in the form of a $900 billion pandemic relief plan that extended many of the initial CARES Act support measures.

The bullish narrative continued into the turn of the calendar year, despite COVID-19 remaining a dominant headline across all global markets. Sentiment around the virus, however, was mostly positive as coronavirus case and hospitalization trends improved throughout much of the first quarter of 2021 and vaccine distribution ramped up following nationwide approval. This momentum led to increased focus on the U.S. economic recovery and markets moving into a more cyclical posture, highlighted by the U.S. 10-Year Treasury yield climbing up to over 1.7% by mid-March. High yield credit outperformed investment grade credit during this episode of rising U.S. Treasury yields.

One key theme around U.S. markets was the ongoing support from the U.S. Federal Reserve (the “Fed”) via the central bank liquidity tailwind and additional fiscal stimulus. Markets also received a boost in the second quarter of 2021 from robust equity inflows, which were supported by a strong corporate profit backdrop. However, these tailwinds were partially offset by increased concerns regarding an inflation overshoot. Following a relatively modest increase in the first quarter of 2020, consumer prices accelerated higher, averaging gains of approximately 5.3% year-over-year from April to September, the fastest annual increase since 2008. This upward pressure on prices was mainly caused by supply chain disruptions, higher raw-materials costs, shipping constraints and an unusually tight labor market. Despite this upward pressure, the Fed remained mostly consistent in its messaging on inflationary expectations throughout the spring and summer of 2021. The Fed indicated that price pressures would be transitory, and the peak inflation theme gained traction as the summer months progressed, despite economists’ suggestions that ‘transitory’ may be longer than expected.

Focus on inflationary expectations was the primary influence for volatility in U.S. markets until midway through the third quarter, when COVID-19 reentered the forefront of global headlines. The Delta variant of the virus caused new waves of positive cases and increased hospitalizations around the world, and this new headwind, combined with continued supply chain issues and uncertainty around Fed tapering, increased market volatility. This was evident in equity markets, as the three major U.S. indices faced their largest monthly pullbacks in September since the onset of the pandemic in March 2020. High yield credit, however, was resilient during this stretch of increased Delta cases. High yield returns were flat in September relative to other risk assets, such as investment grade credit and equities, both of which exhibited pullbacks for the month. While the Delta wave weighed on the speed of recovery in the U.S. economy, it ultimately proved less impactful overall compared to the initial onset of the COVID-19 pandemic. Economic fundamentals remained strong throughout the third quarter of 2021, and U.S. Gross Domestic Product returned to, and remained, at pre-pandemic levels.

The fourth quarter began with investors shifting focus back to the debate of whether inflation may be more persistent than transitory. Despite the lack of hawkish surprises from the early November Federal Open Market Committee (FOMC) meeting, there was a notable shift in tone from the Fed as the month of November progressed. The Fed’s quick shift toward the possibility of a more aggressive taper was largely chalked up to another round of hotter-than-expected inflation data. The October Consumer Price Index (CPI) report, which saw headline consumer prices up 0.9% month-over-month and 6.2% year-over-year, came in at the highest reading in over 30 years. Fed Chair

Jerome Powell, who was re-nominated by President Biden just before Thanksgiving, indicated that it may be appropriate for the Fed to consider wrapping up its taper a few months sooner than initially envisioned. However, the period culminated with a sell-off in risk assets due to the Omicron variant which was discovered in various parts of the U.S. The new variant caused a risk-off shift as investors were skeptical about the limited data available on the transmissibility and severity of the mutation. Major indices experienced their worst performing trading sessions, highlighted by the DJIA which had its worst session since October 2020.

Security selection within and an overweight allocation to the energy sector were among the largest contributors to the Fund’s relative performance. Within the energy sector, the Fund’s overweight exposure to exploration and production contributed significantly due to increased global energy demand as economies continued to reopen. The Fund’s security selection within the automotive sector also contributed to relative performance. Generally, U.S. auto sales rebounded incredibly well during the period, posting record months of sales between March and May, despite declining meaningfully during the third quarter of 2021 due the ongoing shortage of semiconductor chips for new vehicles. This followed a dip in auto sales a year ago due to the COVID-19 pandemic. While an overweight to CCC-rated credits was a positive, the Fund benefitted from positive security selection across the ratings spectrum.

Security selection within the health care sector was among the largest detractors from the Fund’s relative performance. More specifically, the Fund’s exposure to growth companies in the biotech space was achieved in large part through equities and convertible bonds, asset classes that had a tough year due to rate volatility as well as big swings in equity style performance. The Fund’s exposure to select media content issuers also detracted from relative performance due to headwinds to economic re-openings after nation-wide shelter-in-place mandates. Additionally, security selection within the utilities sector detracted from relative performance. This was primarily due to select issuers within the electric integrated subsector, which underperformed the broader sector for the period.

Lord Abbett Income Fund

For the fiscal year ended November 30, 2021, the Fund returned 2.38%, reflecting performance at the net asset value (“NAV”) of Class A shares with all distributions reinvested, compared to its benchmark, the Bloomberg U.S. Credit Bond Index,19 which returned -0.55% over the same period.

The twelve-month period ending November 30, 2021 was primarily a story of the dramatic economic and market recovery that occurred within the U.S. Despite the persistent presence of COVID-19, U.S. Risk assets largely outperformed their higher quality counterparts over the period. U.S. Treasuries9 returned -2.05% amid rising yields across all maturities; investment grade corporate bonds10 returned -0.53% as spreads remained rangebound at near all-time tight levels throughout the period.

Conversely, high yield bonds11 and leveraged loans12 returned 5.38% and 6.12%, respectively, over the period. Within high yield, lower quality segments of the market outperformed higher quality tiers. The strong market performance was mainly attributed to vaccine approvals and a bipartisan compromise on a fifth pandemic relief package. Additionally, the U.S. Federal Reserve (“Fed”) cleared banks to resume share buybacks in the first quarter of 2021, subject to a limit, after the industry fared well in the second round of stress tests –which was a notable development considering the industry had mostly struggled throughout 2020.

To start the new year, various factors impacted markets, although the longstanding bullish narrative surrounding stimulus and vaccine optimism remained largely intact. Momentum continued behind the pro-cyclical and value rotation on the back of the Democrats’ surprise victory in the Georgia U.S. Senate runoff elections. Inflation fears and renewed concerns over variants of the coronavirus did little to slow the market down during the second quarter of 2021, as the S&P 500® Index2 and Nasdaq Composite3 both breached all-time highs. Second quarter reported earnings were even stronger than the first quarter, with the blended growth rate for the S&P 500® Index at 88%, which was the highest year-over-year growth since fourth quarter of 2009. In aggregate, companies were reporting earnings 17.1% ahead of consensus in the second quarter, the fourth highest on record, and revenues 4.9% ahead of consensus, the highest on record.

The bullish narrative continued into the start of the third quarter. For most of July and August, investor focus was largely centered around themes, such as a central bank liquidity tailwind, continued vaccine progress, upside in corporate earnings surprises, and reopening momentum. However, U.S. markets were met with increasing headwinds toward the latter half of the quarter, which included the increased spread of the Delta variant, rising concerns over supply chain and input price pressures on corporate earnings. This was reflected by consumer prices rising 5.4% year-over-year, in both June and July (the fastest pace since August 2008). Inflation maintained its record pace in August as consumer prices rose 5.3% year-over-year, albeit below economist expectations for the month. Uncertainty around the Fed tapering presented additional headwinds to the market. Toward the end of the third quarter, the Fed indicated that a reduction in its $120B per month asset-purchase plan might soon be warranted. U.S. markets were also affected by negative headlines overseas, most notably China’s regulatory crackdown of the private education and technology sectors, and broad worries about a default by Chinese real estate developer, Evergrande. These headwinds culminated in a volatile September, with all major U.S. indices finishing in negative territory. Specifically, the S&P 500® Index snapped a streak of seven consecutive months of positive returns and had its worst performing month since March 2020.

Markets remained resilient to start the fourth quarter amid strong consumer demand, underpinned by robust corporate and consumer balance sheets, which helped keep operating leverage and margins elevated for corporations, despite increased supply chain and input price pressures. However, the Friday following Thanksgiving in the U.S. saw a big market selloff with all the major indexes down over 2% on concerns that the emergence of the new Omicron variant could derail the last bout of economic normalization traction. This added to continued concerns around the shift in the transient versus persistent inflation debate.

Over the trailing 12-month period, security selection within investment grade corporate bonds was the main contributor to relative performance, as risk assets continued to rally on the back of improving economic fundamentals and increased vaccine distribution. The Fund’s positive contribution from security selection was driven by banking, technology, and consumer cyclical sector exposures.

Although we believe corporate issuers have healthy balance sheets, we felt that valuations had remained full throughout most of the period – resulting in few significant compression opportunities. Therefore, given tight valuations, our focus was on idiosyncratic risks and the avoidance of drawdowns resulting from them. Towards the end of the period, we began to rotate out of lower-quality pandemic winners, margin squeezed industries, and high event risk names where we thought valuations looked compressed, into higher quality names in an effort to optimize carry per unit of risk.

Additionally, the Fund’s overweight to BBB-rated credit, as well as an off-benchmark allocation to high yield corporate bonds, contributed to relative performance over the period as rising U.S. Treasury yields caused lower rated credits to outperform their higher quality counterparts.

The Fund’s modest off-benchmark allocation to U.S. Treasuries was the primary detractor over the period, as the rising interest rate environment led to negative returns within the asset class.

Lord Abbett Inflation Focused Fund

For the fiscal year ended November 30, 2021, the Fund returned 12.59%, reflecting performance at the net asset value (NAV) of Class A shares with all distributions reinvested, compared to its benchmark, the Bloomberg U.S. 1-5 Year TIPS Index,15 which returned 6.22% over the same period.

The twelve-month period ending November 30, 2021 was primarily a story of the dramatic economic and market recovery that occurred within the U.S. Despite the persistent presence of COVID-19, U.S. Risk assets largely outperformed their higher quality counterparts over the period. U.S. Treasuries9 returned -2.05% amid rising yields across all maturities; investment grade corporate bonds10 returned -0.53% as spreads remained rangebound at near all-time tight levels throughout the period.

Conversely, high yield bonds11 and leveraged loans12 returned 5.38% and 6.12%, respectively, over the period. Within high yield, lower quality segments of the market outperformed higher quality tiers. The strong market performance was mainly attributed to vaccine approvals and a bipartisan compromise on a fifth pandemic relief package. Additionally, the U.S. Federal Reserve (“Fed”) cleared banks to resume share buybacks in the first quarter of 2021, subject to a limit, after the industry fared well in the second round of stress tests; which was a notable development considering the industry had mostly struggled throughout 2020.

To start the new year, various factors impacted markets, although the longstanding bullish narrative surrounding stimulus and vaccine optimism remained largely intact. Momentum continued behind the pro-cyclical and value rotation on the back of the Democrats’ surprise victory in the Georgia U.S. Senate runoff elections. Inflation fears and renewed concerns over variants of the coronavirus did little to slow the market down during the second quarter of 2021, as the S&P 5002 Index and Nasdaq3 both breached all-

time highs. Second quarter reported earnings were even stronger than the first quarter, with the blended growth rate for the S&P 500® Index at 88%, which was the highest year-over-year growth since fourth quarter of 2009. In aggregate, companies were reporting earnings 17.1% ahead of consensus in the second quarter, the fourth highest on record, and revenues 4.9% ahead of consensus, the highest on record.

The bullish narrative continued into the start of the third quarter. For most of July and August, investor focus was largely centered around themes, such as a central bank liquidity tailwind, continued vaccine progress, upside in corporate earnings surprises, and reopening momentum. However, U.S. markets were met with increasing headwinds toward the latter half of the quarter, which included the increased spread of the Delta variant, rising concerns over supply chain and input price pressures on corporate earnings. This was reflected by consumer prices rising 5.4% year-over-year, in both June and July (the fastest pace since August 2008). Inflation maintained its record pace in August as consumer prices rose 5.3% year-over-year, albeit below economist expectations for the month. Uncertainty around the Fed tapering presented additional headwinds to the market. Toward the end of the third quarter, the Fed indicated that a reduction in its $120 billion per month asset-purchase plan might soon be warranted. U.S. markets were also affected by negative headlines overseas, most notably China’s regulatory crackdown of the private education and technology sectors and broad worries about a default by Chinese real estate developer Evergrande. These headwinds culminated in a volatile September, with all major U.S. indices finishing in negative territory. Specifically, the S&P 500® Index snapped a streak of seven consecutive months of positive returns and had its worst performing month since March 2020.

Markets remained resilient to start the fourth quarter amid strong consumer demand, underpinned by robust corporate and consumer balance sheets, which helped keep operating leverage and margins elevated for corporations, despite increased supply chain and input price pressures. However, the Friday following Thanksgiving in the U.S. saw a big market selloff with all the major indexes down over 2% on concerns that the emergence of the new Omicron variant could derail the last bout of economic normalization traction. This added to continued concerns around the shift in the transient versus persistent inflation debate.

The Fund takes a different approach to inflation protection than its benchmark, which is comprised entirely of U.S. Treasury Inflation-Protected Securities (“TIPS”). This strategy combines a short-term bond portfolio with an overlay of consumer price index (“CPI”) swaps through which the Fund seeks to hedge against inflation over a full market cycle.

The Fund’s CPI swap overlay was a strong contributor to relative performance. Inflation expectations rose sharply over the 12-month period, driven by supply chain issues and the reopening of the economy. Rising wage growth caused longer-term inflation concerns as demand outstripped pandemic-afflicted supply during the period.

Within the underlying bond portfolio, the Fund’s allocation to short-term, high yield corporate bonds was the largest contributor to relative performance over the period. High yield as an asset class posted strong positive returns over the period as the market continued to rally on vaccine distributions and the re-opening of the economy. The low duration high yield corporate bond allocation, though modest relative to the predominantly investment grade portfolio, continues to be a key driver of alpha in the Fund.

The Fund’s allocation to commercial mortgage-backed securities (CMBS) also contributed to performance. We believe the asset class offers attractive carry and has been supported by economic growth and a supportive federal government. Specifically, performance was driven by floating rate single-asset, single-borrower deals with high quality tenants in strong geographic areas.

Security selection within investment grade corporate bonds was another main contributor to relative performance over the period. Specifically, selection within the energy and financial industries drove positive performance. The Financials sector continues to be a notable overweight in the portfolio, as we favor the industry given what we believe to be strong management teams and healthy balance sheets. We also believe that the energy industry has focused heavily on capital discipline and ESG factors, thus, we have found idiosyncratic issues with relatively strong performance.

The single detractor from performance over the period was a modest allocation to short-term U.S. Treasuries. Short-term Treasury yields rose over the period, acting as headwind to Treasury bond prices.

Lord Abbett Short Duration Core Bond Fund

For the fiscal year ended November 30, 2021, the Fund returned 0.48%, reflecting performance at the net asset value (“NAV”) of Class A shares with all distributions reinvested, compared to its benchmark, the Bloomberg 1-3 Year U.S. Government/Credit Bond Index,16 which returned -0.23% over the same period.

The twelve-month period ending November 30, 2021 was primarily a story of the dramatic economic and market recovery that occurred within the U.S. Despite the persistent presence of COVID-19, U.S. risk assets largely outperformed their higher quality counterparts over the period. U.S. Treasuries9 returned -2.05% amid rising yields across all maturities, while investment grade corporate bonds10 returned -0.53% as spreads remained rangebound and near all-time tight levels throughout the period.

Conversely, high yield bonds11 and leveraged loans12 returned 5.38% and 6.12%, respectively, over the period. Within high yield, lower quality segments of the market outperformed higher quality tiers. The strong market performance was mainly attributed to vaccine approvals and a bipartisan compromise on a fifth pandemic relief package, which led to improving credit fundamentals and declining default rates amid a strong economic backdrop.

To start the new year, momentum continued behind the pro-cyclical and value rotation on the back of the Democrats’ surprise victory in the Georgia U.S. Senate runoff elections. Inflation fears and renewed concerns over variants of the coronavirus did little to slow the market down during the second quarter of 2021, as the S&P 500® Index2 and Nasdaq3 both breached all-time highs. Second quarter reported earnings were even stronger than the first quarter, with the blended growth rate for earnings in the S&P 500® Index at 88%, which was the highest year-over-

year growth since fourth quarter of 2009. In aggregate, companies were reporting earnings 17.1% ahead of consensus in the second quarter, the fourth highest on record, and revenues 4.9% ahead of consensus, the highest on record.

Risk assets continued to perform well into the third quarter, boosted by the reopening of the economy and strong corporate earnings. However, U.S. markets were met with increasing headwinds toward the latter half of the quarter, which included the increased spread of the Delta variant, rising concerns over supply chain issues and input price pressures on corporate earnings. Inflation become a headline concern as the market saw inflation prints rising year-over-year its fastest pace since 2008. Uncertainty around the U.S. Federal Reserve (the “Fed”) tapering presented additional headwinds to the market. Toward the end of the third quarter, the Fed indicated that a reduction in its $120 billion per month asset-purchase plan might soon be warranted. U.S. markets were also affected by negative headlines overseas, most notably China’s regulatory crackdown of the private education and technology sectors and broad worries about a default by Chinese real estate developer Evergrande. These headwinds culminated in a volatile September, with all major U.S. indices finishing in negative territory. Specifically, the S&P 500® Index snapped a streak of seven consecutive months of positive returns and had its worst performing month since March 2020.

Markets remained resilient to start the fourth quarter amid strong consumer demand, underpinned by robust corporate and consumer balance sheets, which helped keep operating leverage and margins elevated for corporations, despite increased supply chain and input price pressures. However, the Friday following Thanksgiving in the U.S. saw a big market selloff with all the major indices down over 2% on concerns that the emergence of the new Omicron variant could derail the last bout of economic normalization. This added to continued concerns around the shift in the transient versus persistent inflation debate.

Consistent with the Fund’s strategy, the Fund maintained exposure to a variety of fixed income sectors in addition to the investment-grade corporate and government-related securities that are predominantly represented in the Fund’s benchmark. We believe this approach provides portfolio diversification and allows for the flexibility to take advantage of relative value opportunities across sectors.

The largest contributor to the Fund over the period was an allocation to commercial mortgage-backed securities (CMBS). We believe the asset class offers attractive carry and has benefitted from strong economic growth, a reopening of the US economy, and accommodative monetary and fiscal policies. Specifically, performance was driven by exposures to floating rate single-asset, single-borrower deals with high quality tenants in strong geographic areas.

Security selection within investment grade corporate bonds was another main contributor to relative performance over the period. More specifically, security selection within the energy and financial industries drove positive performance. The Financials sector continues to be a notable overweight in the portfolio, as we favor the industry given what we believe to be strong management teams and healthy balance sheets. We also believe that the energy industry has focused heavily on capital discipline and ESG factors and, thus, we have found idiosyncratic issues with relatively strong performance.

The Fund’s allocation to asset-backed securities (ABS) also contributed to performance. The Fund’s ABS allocation is comprised of high-quality bonds, mainly collateralized by consumer and auto loans. We are constructive on the asset class, as the U.S. consumer balance sheet remains healthy and wage pressure and a tight labor market should bode well for middle-income consumers, thereby creating a positive tailwind for ABS credit fundamentals. Additionally, investor appetite remains strong as investors seek high quality assets with additional carry over U.S. Treasuries.

A modest allocation to cash and cash equivalents, which provides a source of liquidity in the portfolio, acted as a drag on the Fund’s positive performance during the period.

Lord Abbett Short Duration Income Fund

For the fiscal year ended November 30, 2021, the Fund returned 1.40%, reflecting performance at the net asset value (“NAV”) of Class A shares with all distributions reinvested, compared to its benchmark, the ICE BofA 1-3 Year U.S. Corporate Index,17 which returned 0.27% over the same period.

The twelve-month period ending November 30, 2021 was primarily a story of the dramatic economic and market recovery that occurred within the U.S. Despite the persistent presence of COVID-19, U.S. Risk assets largely outperformed their higher quality counterparts over the period. U.S. Treasuries9 returned -2.05% amid rising yields across all maturities; investment grade corporate bonds10 returned -0.53% as spreads remained rangebound at near all-time tight levels throughout the period.

Conversely, high yield bonds11 and leveraged loans12 returned 5.38% and 6.12%, respectively, over the period. Within high yield, lower quality segments of the market outperformed higher quality tiers. The strong market performance was mainly attributed to vaccine approvals and a bipartisan compromise on a fifth pandemic relief package. Additionally, the U.S. Federal Reserve (“Fed”) cleared banks to resume share buybacks in the first quarter of 2021, subject to a limit, after the industry fared well in the second round of stress tests; which was a notable development considering the industry had mostly struggled throughout 2020.

To start the new year, various factors impacted markets, although the longstanding bullish narrative surrounding stimulus and vaccine optimism remained largely intact. Momentum continued behind the pro-cyclical and value rotation on the back of the Democrats’ surprise victory in the Georgia U.S. Senate runoff elections. Inflation fears and renewed concerns over variants of the coronavirus did little to slow the market down during the second quarter of 2021, as the S&P 5002 Index and Nasdaq3 both breached all-time highs. Second quarter reported earnings were even stronger than the first quarter, with the blended growth rate for the S&P 500® Index at 88%, which was the highest year-over-year growth since fourth quarter of 2009. In aggregate, companies were reporting earnings 17.1% ahead of consensus in the second quarter, the fourth highest on record, and revenues 4.9% ahead of consensus, the highest on record.

The bullish narrative continued into the start of the third quarter. For most of July and August, investor focus was largely centered around themes, such as a central bank liquidity tailwind, continued vaccine progress, upside in corporate earnings surprises, and reopening momentum. However, U.S. markets were met with increasing headwinds toward the latter half of the quarter, which included the increased spread of the Delta variant, rising concerns over supply chain and input price pressures on corporate earnings. This was reflected by consumer prices rising 5.4% year-over-year, in both June and July (the fastest pace since August 2008). Inflation maintained its record pace in August as consumer prices rose 5.3% year-over-year, albeit below economist expectations for the month. Uncertainty around the Fed tapering presented additional headwinds to the market. Toward the end of the third quarter, the Fed indicated that a reduction in its $120 billion per month asset-purchase plan might soon be warranted. U.S. markets were also affected by negative headlines overseas, most notably China’s regulatory crackdown of the private education and technology sectors and broad worries about a default by Chinese real estate developer Evergrande. These headwinds culminated in a volatile September, with all major U.S. indices finishing in negative territory. Specifically, the S&P 500® Index snapped a streak of seven consecutive months of positive returns and had its worst performing month since March 2020.

Markets remained resilient to start the fourth quarter amid strong consumer demand, underpinned by robust corporate and consumer balance sheets, which helped keep operating leverage and margins elevated for corporations, despite increased supply chain and input price pressures. However, the Friday following Thanksgiving in the U.S. saw a big market selloff with all the major indexes down over 2% on concerns that the emergence of the new Omicron variant could derail the last bout of economic normalization traction. This added to continued concerns around the shift in the transient versus persistent inflation debate.

Consistent with the Fund’s strategy, the Fund continues to maintain exposure to a variety of bond market sectors in addition to the investment grade corporate bonds represented in the benchmark. This provides portfolio diversification and allows for the flexibility to pursue relative value opportunities across sectors.

The Fund’s allocation to short-term, high yield corporate bonds was the largest contributor to relative performance over the period. High yield as an asset class posted strong positive returns over the period as the market continued to rally on vaccine distributions and the re-opening of the economy. The low duration high yield corporate bond allocation, though modest relative to the predominantly investment grade portfolio, continues to be a key driver of alpha in the Fund.

The Fund’s allocation to commercial mortgage-backed securities (CMBS) also contributed to performance. We believe the asset class offers attractive carry and has been supported by economic growth and a supportive federal government. Specifically, performance was driven by floating rate single-asset, single-borrower deals with high quality tenants in strong geographic areas.

Security selection within investment grade corporate bonds was another main contributor to relative performance over the period. Specifically, selection within the energy and financial industries drove positive performance. The Financials sector continues to be a notable overweight in the portfolio, as we favor the industry given what we believe to be strong management teams and healthy balance sheets. We also believe that the energy industry has focused heavily on capital discipline and ESG factors, thus, we have found idiosyncratic issues with relatively strong performance.

The single detractor from performance over the period was a modest allocation to short-term U.S. Treasuries. Short-term Treasury yields rose over the period, acting as headwind to Treasury bond prices.

Lord Abbett Total Return Fund

For the fiscal year ended November 30, 2021, the Fund returned 0.68%, reflecting performance at the net asset value (“NAV”) of Class A shares with all distributions reinvested, compared to its benchmark, the Bloomberg U.S. Aggregate Bond Index,8 which returned -1.15%.

The twelve-month period ending November 30, 2021 was primarily a story of the dramatic economic and market recovery that occurred within the U.S. Despite the persistent presence of COVID-19, U.S. risk assets largely outperformed their higher quality counterparts over the period. U.S. Treasuries9 returned -2.05% amid rising yields across all maturities, while investment grade corporate bonds10 returned -0.53% as spreads remained rangebound and near all-time tight levels throughout the period.

Conversely, high yield bonds11 and leveraged loans12 returned 5.38% and 6.12%, respectively, over the period. Within high yield, lower quality segments of the market outperformed higher quality tiers. The strong market performance was mainly attributed to vaccine approvals and a bipartisan compromise on a fifth pandemic relief package, leading to improving credit fundamentals and low default rates.

To start the new year, various factors impacted markets. Momentum continued behind the pro-cyclical and value rotation on the back of the Democrats’ surprise victory in the Georgia U.S. Senate runoff elections. Inflation fears and renewed concerns over variants of the coronavirus did little to slow the market down during the second quarter of 2021, as the S&P 500® Index2 and Nasdaq3 both breached all-time highs. Second quarter reported earnings were even stronger than the first quarter, with the blended growth rate for earnings in the S&P 500® Index at 88%, which was the highest year-over-year growth since fourth quarter of 2009. In aggregate, companies were reporting earnings 17.1% ahead of consensus in the second quarter, the fourth highest on record, and revenues 4.9% ahead of consensus, the highest on record.

Risk assets continued to perform well into the third quarter, boosted by the reopening of the economy and strong corporate earnings. However, U.S. markets were met with increasing headwinds toward the latter half of the quarter, which included the increased spread of the Delta variant, rising concerns over supply chain issues and input price pressures on corporate earnings. This was reflected by consumer prices rising materially over the period. Uncertainty around the U.S. Federal Reserve (the “Fed”) tapering presented additional headwinds to the market. Toward the end of the third quarter, the Fed indicated that a reduction in its $120 billion per month asset-purchase plan might soon be warranted. U.S. markets were also affected by negative headlines overseas, most notably China’s regulatory crackdown of the private education and technology sectors and broad worries about a default by Chinese real estate developer Evergrande. These headwinds culminated in a volatile September, with all major U.S. indices finishing in negative territory. Specifically, the S&P 500® Index snapped a streak of seven consecutive months of positive returns and had its worst performing month since March 2020.

Markets remained resilient to start the fourth quarter amid strong consumer demand, underpinned by robust corporate and consumer balance sheets, which helped keep operating leverage and margins elevated for corporations, despite increased supply chain and input price pressures. However, the Friday following Thanksgiving in the U.S. saw a big market selloff with all the major indices down over 2% on concerns that the emergence of the new Omicron variant could derail the last bout of economic normalization. This added to continued concerns around the shift in the transient versus persistent inflation debate.

For the 12-month period ended November 30, 2021, the Fund’s allocation to high yield corporate bonds was the largest contributor to performance. Specifically, high yield allocations within the energy and consumer cyclical industries contributed to performance.

Security selection within and an overweight allocation to commercial mortgage-backed securities (CMBS) also contributed to performance over the period. Commercial real estate valuations have been driven higher by the distribution of the COVID-19 vaccine and a shift in momentum to sectors more leveraged to the return of normalcy. We remain constructive on idiosyncratic single-asset / single-borrower (SASB) opportunities and are underweight agency CMBS.

Lastly, underweight allocations to agency mortgage-backed securities (MBS) and U.S. Treasuries contributed to performance. These asset classes both posted negative returns over the period as risk assets outperformed and rates rose across the curve.

Detractors included an allocation to high quality asset-backed securities (ABS) and a moderate allocation to cash and cash equivalents, as these sectors underperformed risk assets over the period.

Lord Abbett Ultra Short Bond Fund

For the fiscal year ended November 30, 2021, the Fund returned -0.03%, reflecting performance at the net asset value (“NAV”) of Class A shares with all distributions reinvested, compared to its benchmark, the ICE BofA U.S. Treasury Bill Index,18 which returned 0.05% over the same period.

The twelve-month period ending November 30, 2021 was primarily a story of the dramatic economic and market recovery that occurred within the U.S. Despite the persistent presence of COVID-19, U.S. risk assets largely outperformed their higher quality counterparts over the period. U.S. Treasuries9 returned -2.05% amid rising yields across all maturities, while investment grade corporate bonds10 returned -0.53% as spreads remained rangebound and near all-time tight levels throughout the period.

Conversely, high yield bonds11 and leveraged loans12 returned 5.38% and 6.12%, respectively, over the period. Within high yield, lower quality segments of the market outperformed higher quality tiers. The strong market performance was mainly attributed to vaccine approvals and a bipartisan compromise on a fifth pandemic relief package, which led to improving credit fundamentals and declining default rates amid a strong economic backdrop.

To start the new year, momentum continued behind the pro-cyclical and value rotation on the back of the Democrats’ surprise victory in the Georgia U.S. Senate runoff elections. Inflation fears and renewed concerns over variants of the coronavirus did little to slow the market down during the second quarter of 2021, as the S&P 500 Index2 and Nasdaq3 both breached all-time highs. Second quarter reported earnings were even stronger than the first quarter, with the blended growth rate for earnings in the S&P 500® Index at 88%, which was the highest year-over-year growth since fourth quarter of 2009. In aggregate, companies were reporting earnings 17.1% ahead of consensus in the second quarter, the fourth highest on record, and revenues 4.9% ahead of consensus, the highest on record.

Risk assets continued to perform well into the third quarter, boosted by the reopening of the economy and strong corporate earnings. However, U.S. markets were met with increasing headwinds toward the latter half of the quarter, which included the increased spread of the Delta variant, rising concerns over supply chain issues and input price pressures on corporate earnings. Inflation become a headline concern as the market saw inflation prints rising year-over-year, its fastest pace since 2008. Uncertainty around the U.S. Federal Reserve (“Fed”) tapering presented additional headwinds to the market. Toward the end of the third quarter, the Fed indicated that a reduction in its $120 billion per month asset-purchase plan might soon be warranted. U.S. markets were also affected by negative headlines overseas, most notably China’s regulatory crackdown of the private education and technology sectors and broad worries about a default by Chinese real estate developer Evergrande. These headwinds culminated in a volatile September, with all major U.S. indices finishing in negative territory. Specifically, the S&P 500® Index snapped a streak of seven consecutive months of positive returns and had its worst performing month since March 2020.

Markets remained resilient to start the fourth quarter amid strong consumer demand, underpinned by robust corporate and consumer balance sheets, which helped keep operating leverage and margins elevated for corporations, despite increased supply chain and input price pressures. However, the Friday following Thanksgiving in the U.S. saw a big market selloff with all the major indices down over 2% on concerns that the emergence of the new Omicron variant could derail the last bout of economic normalization. This added to continued concerns around the shift in the transient versus persistent inflation debate.

Consistent with the Fund’s design, the Fund maintained exposure to a variety of short maturity, investment grade bond sectors in addition to the U.S. Treasury Bills represented in the benchmark, including short-term investment grade bonds with floating and fixed rate coupons, asset-backed securities (“ABS”), commercial mortgage-backed securities (“CMBS”), and other ultra-short investment grade fixed income securities. We believe this approach provides diversification and provides the potential for higher income and total return compared to other short term U.S. government-related securities and money market funds.

The Fund’s allocation to high quality floating rate notes was the primary contributor to relative performance. Floating rate notes presented attractive carry opportunities during the period, allowing the Fund to capture higher yield over traditional short-term U.S. Treasury Bills. The majority of this allocation was in the financials sector, which we believe largely consists of companies with strong management teams and healthy balance sheets.

Also contributing to performance were allocations to securitized sectors - mainly floating rate commercial mortgage-backed securities (CMBS) and collateralized loan obligations (CLO). High quality issues within securitized sectors performed well on the back of a healthy consumer balance sheet, the reopening of the economy, and a supportive Federal Government.

Cash and cash equivalents, short-term U.S. Treasuries, and asset-backed securities (ABS) all acted as relative drags to the portfolio’s overall performance during the period.

The Funds’ portfolios are actively managed and, therefore, holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1     The ICE BofA All Convertibles Index contains issues that have a greater than $50 million aggregate market value. The issues are U.S. dollar-denominated, sold into the U.S. market and publicly traded in the United States.

2     The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

3     The Nasdaq Composite Index is the market capitalization-weighted index of over 2,500 common equities listed on the Nasdaq stock exchange.

4     As represented by the Russell 1000® Index as of 11/30/2021.

5     As represented by the Russell 2000® Index as of 11/30/2021.

6     As represented by the Russell 3000® Growth Index as of 11/30/2021.

7     As represented by the Russell 3000® Value Index as of 11/30/2021.

8     The Bloomberg U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Total return comprises price appreciation/depreciation and income as a percentage of the original investment.

9     As represented by the U.S. Treasury component of the Bloomberg U.S. Government Index as of 11/30/2021

10     As represented by the Bloomberg US Corporate Investment Grade Index as of 11/30/2021. The Bloomberg U.S. Corporate Investment Grade Index is the corporate component of the U.S. Credit index. The U.S. Credit index is defined as publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered. The index includes both corporate and non-corporate sectors. Bonds must be an investment grade credit security and have at least $250 million par amount outstanding.

11     As represented by the ICE BofA U.S. High Yield Constrained Index as of 11/30/2021. The ICE BofA U.S. High Yield Constrained Index is a capitalization weighted index of all U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market.

12     As represented by the Credit Suisse Leveraged Loan Index as of 11/30/2021. The Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market. The Credit Suisse Leveraged Loan Index, which includes reinvested dividends, has been taken from published sources.

13     The ICE BofA U.S. Corporate Index tracks the performance of U.S. dollar-denominated investment-grade corporate debt publicly issued in the U.S. domestic market. Qualifying securities must have an investment-grade rating (based on an average of Moody’s, S&P and Fitch) and an investment-grade rated country of risk (based on an average of Moody’s, S&P and Fitch foreign currency long term sovereign debt ratings).

14     The Dow Jones Industrial Average® Index is a price-weighted measure of 30 U.S. blue-chip companies. The index covers all industries except transportation and utilities.

15     The Bloomberg U.S. 1-5 Year TIPS Index (also known as 1-5 Year U.S. Inflation-Linked Treasury Index) is an unmanaged index comprised of U.S. Treasury Inflation Protected Securities with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than five years.

16     The Bloomberg 1-3 Year U.S. Government/Credit Bond Index is an unmanaged index that is designed to represent a combination of the Government Bond Index and the Corporate Bond Index and includes U.S. government Treasury and agency securities, corporate bonds, and Yankee bonds.

17     The ICE BofA U.S. Corporate 1-3 Year Index is an unmanaged index comprised of U.S. dollar-denominated investment grade corporate debt securities publicly issued in the U.S. domestic market with between one and three years remaining to final maturity.

18     The ICE BofA U.S. Treasury Bill Index tracks the performance of U.S. dollar denominated sovereign debt publicly issued by the US government in its domestic market. Qualifying securities must have at least one year remaining term to final maturity, a fixed coupon schedule and a minimum amount outstanding of $1 billion.

19     The Bloomberg U.S. Credit Bond Index is the U.S. Credit component of the U.S. Government/Credit Index. The index includes publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered. The index includes both corporate and non-corporate sectors. The corporate sectors are Industrial, Utility, and Finance, which include both U.S. and non-U.S. corporations. The non-corporate sectors are Sovereign, Supranational, Foreign Agency, and Foreign Local Government. All returns are market value-weighted inclusive of accrued interest.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Funds will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

Except where noted, comparative Fund performance does not account for the deduction of sales charges and would be different if sales charges were included. Each Fund offers classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see each Fund’s prospectus.

During certain periods shown, expense waivers and reimbursements were in place. Without such waivers and expense reimbursements, the Funds’ returns would have been lower.

The annual commentary above discusses the views of the Funds’ management and various portfolio holdings of the Funds as of November 30, 2021. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Funds’ portfolios are actively managed and may change significantly, the Funds may no longer own the securities described above or may have otherwise changed their positions in the securities. For more recent information about the Funds’ portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with each Fund, please see each Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

Convertible Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the ICE BofA All U.S. Convertibles Index, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable Sales Charge for the Periods Ended November 30, 2021
	1 Year	5 Years	10 Years	Life of Class
Class A3	6.39%	18.23%	13.50%	–
Class C4	7.14%	18.03%	13.04%	–
Class F5	8.98%	18.90%	13.88%	–
Class F3[6]	9.18%	–	–	18.78%
Class I5	9.02%	19.01%	13.99%	–
Class P5	8.57%	18.49%	13.51%	–
Class R2[5]	8.43%	18.33%	13.31%	–
Class R3[5]	8.52%	18.44%	13.43%	–
Class R4[7]	8.80%	18.74%	–	14.37%
Class R5[7]	9.08%	19.03%	–	14.66%
Class R6[7]	9.12%	19.07%	–	14.70%

1    Reflects the deduction of the maximum initial sales charge of 2.25%.

2    Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

3    Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2021, is calculated using the SEC-required uniform method to compute such return.

4    The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5    Performance is at net asset value.

6    Commenced operations and performance for the Class began on April 4, 2017. Performance is at net asset value.

7    Commenced operations and performance for the Class began on June 30, 2015. Performance is at net asset value.

Core Fixed Income Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Bloomberg U.S. Aggregate Bond Index, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable Sales Charge for the Periods Ended November 30, 2021
	1 Year	5 Years	10 Years	Life of Class
Class A3	–2.55%	3.08%	2.80%	–
Class C4	–1.91%	2.89%	2.38%	–
Class F5	–0.21%	3.63%	3.13%	–
Class F3[6]	–0.12%	–	–	3.82%
Class I5	–0.07%	3.76%	3.25%	–
Class R2[5]	–0.70%	3.14%	2.62%	–
Class R3[5]	–0.60%	3.24%	2.73%	–
Class R4[7]	–0.36%	3.48%	–	3.07%
Class R5[7]	–0.10%	3.76%	–	3.35%
Class R6[7]	–0.03%	3.82%	–	3.42%

1    Reflects the deduction of the maximum initial sales charge of 2.25%.

2    Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

3    Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2021, is calculated using the SEC-required uniform method to compute such return.

4    The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5    Performance is at net asset value.

6    Commenced operations and performance for the Class began on April 4, 2017. Performance is at net asset value.

7    Commenced operations and performance for the Class began on June 30, 2015. Performance is at net asset value.

Core Plus Bond Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Bloomberg U.S. Aggregate Bond Index, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable Sales Charge for the Periods Ended November 30, 2021
	1 Year	5 Years	Life of Class
Class A3	–1.03%	3.79%	3.93%
Class C4	–0.40%	3.56%	3.61%
Class F5	1.32%	4.34%	4.40%
Class F3[6]	1.51%	–	4.37%
Class I5	1.42%	4.47%	4.52%
Class R3[5]	0.93%	3.96%	4.01%
Class R4[5]	1.18%	4.21%	4.27%
Class R5[5]	1.49%	4.48%	4.54%
Class R6[5]	1.53%	4.55%	4.62%

1    Reflects the deduction of the maximum initial sales charge of 2.25%.

2    Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

3    Commenced operations on December 2, 2015 and performance for the Class began on December 8, 2015. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for the period shown ended November 30, 2021, is calculated using the SEC-required uniform method to compute such return.

4    Commenced operations on December 2, 2015 and performance for the Class began on December 8, 2015. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date.

5    Commenced operations on December 2, 2015 and performance for the Class began on December 8, 2015. Performance is at net asset value.

6    Commenced operations and performance for the Class began on April 4, 2017. Performance is at net asset value.

Corporate Bond Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Bloomberg U.S. Corporate Investment Grade Index, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable Sales Charge for the Periods Ended November 30, 2021
	1 Year	Life of Class
Class A3	–1.34%	4.43%
Class C4	–0.67%	4.20%
Class F5	1.06%	5.06%
Class F3[5]	1.20%	5.22%
Class I5	1.16%	5.13%
Class R2[5]	0.65%	4.53%
Class R3[5]	0.65%	4.61%
Class R4[5]	0.91%	4.89%
Class R5[5]	1.16%	5.15%
Class R6[5]	1.20%	5.22%

1    Reflects the deduction of the maximum initial sales charge of 2.25%.

2    Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

3    Commenced operations and performance for the Class began on April 19, 2017. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for the period shown ended November 30, 2021, is calculated using the SEC-required uniform method to compute such return.

4    Commenced operations and performance for the Class began on April 19, 2017. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date.

5    Commenced operations and performance for the Class began on April 19, 2017. Performance is at net asset value.

Floating Rate Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Credit Suisse Leveraged Loan Index, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable Sales Charge for the Periods Ended November 30, 2021
	1 Year	5 Years	10 Years	Life of Class
Class A3	3.67%	2.46%	3.85%	–
Class C4	4.42%	2.28%	3.43%	–
Class F5	6.17%	3.02%	4.19%	–
Class F3[6]	6.34%	–	–	2.95%
Class I5	6.28%	3.12%	4.30%	–
Class R2[5]	5.78%	2.52%	3.69%	–
Class R3[5]	5.76%	2.62%	3.79%	–
Class R4[7]	6.02%	2.87%	–	3.18%
Class R5[7]	6.28%	3.14%	–	3.44%
Class R6[7]	6.48%	3.19%	–	3.49%

1    Reflects the deduction of the maximum initial sales charge of 2.25%.

2    Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

3    Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2021, is calculated using the SEC–required uniform method to compute such return.

4    The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5    Performance is at net asset value.

6    Commenced operations and performance for the Class began on April 4, 2017. Performance is at net asset value.

7    Commenced operations and performance for the Class began on June 30, 2015. Performance is at net asset value.

High Yield Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the ICE BofA U.S. High Yield Constrained Index, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable Sales Charge for the Periods Ended November 30, 2021
	1 Year	5 Years	10 Years	Life of Class
Class A3	4.31%	5.20%	6.85%	–
Class C4	4.94%	4.98%	6.40%	–
Class F5	6.70%	5.75%	7.18%	–
Class F3[6]	6.90%	–	–	5.33%
Class I5	6.80%	5.86%	7.30%	–
Class P5	6.46%	5.43%	6.84%	–
Class R2[5]	6.17%	5.24%	6.66%	–
Class R3[5]	6.27%	5.34%	6.77%	–
Class R4[7]	6.69%	5.64%	–	5.46%
Class R5[7]	6.95%	5.90%	–	5.72%
Class R6[7]	6.90%	5.96%	–	5.81%

1    Reflects the deduction of the maximum initial sales charge of 2.25%.

2    Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

3    Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2021, is calculated using the SEC-required uniform method to compute such return.

4    The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5    Performance is at net asset value.

6    Commenced operations and performance for the Class began on April 4, 2017. Performance is at net asset value.

7    Commenced operations and performance for the Class began on June 30, 2015. Performance is at net asset value.

Income Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Bloomberg U.S. Credit Bond Index, the Bloomberg Baa Corporate Bond Index and the Bloomberg U.S. Aggregate Bond Index, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable Sales Charge for the Periods Ended November 30, 2021
	1 Year	5 Years	10 Years	Life of Class
Class A3	0.05%	4.93%	4.98%	–
Class C4	0.75%	4.65%	4.56%	–
Class F5	2.48%	5.48%	5.33%	–
Class F3[6]	2.66%	–	–	5.32%
Class I5	2.58%	5.59%	5.44%	–
Class R2[5]	1.98%	4.88%	4.81%	–
Class R3[5]	2.08%	5.07%	4.92%	–
Class R4[7]	2.33%	5.26%	–	4.79%
Class R5[7]	2.59%	5.60%	–	5.06%
Class R6[7]	2.67%	5.69%	–	5.15%

1    Reflects the deduction of the maximum initial sales charge of 2.25%.

2    Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3    Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2021, is calculated using the SEC-required uniform method to compute such return.

4    The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5    Performance is at net asset value.

6    Commenced operations and performance for the Class began on April 4, 2017. Performance is at net asset value.

7    Commenced operations and performance for the Class began on June 30, 2015. Performance is at net asset value.

Inflation Focused Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares to the same investment in the Bloomberg U.S. 1–5 Year TIPS Index, the Consumer Price Index for All Urban Consumers (“CPI-U”) and the ICE BofA 1–3 Year U.S. Corporate Index, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable Sales Charge for the Periods Ended November 30, 2021
	1 Year	5 Years	10 Years	Life of Class
Class A3	10.07%	3.61%	2.12%	–
Class C4	10.85%	3.42%	1.68%	–
Class F5	12.68%	4.19%	2.46%	–
Class F3[6]	12.86%	–	–	4.44%
Class I5	12.73%	4.27%	2.57%	–
Class R2[5]	11.96%	3.60%	1.97%	–
Class R3[5]	12.17%	3.78%	2.09%	–
Class R4[7]	12.46%	4.04%	–	3.21%
Class R5[7]	12.75%	4.28%	–	3.46%
Class R6[7]	12.71%	4.38%	–	3.57%

1    Reflects the deduction of the maximum initial sales charge of 2.25%.

2    Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

3    Commenced operations on April 20, 2011. Performance for the Class began April 29, 2011. Total return, which is the percent change in value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for period shown ended November 30, 2021, is calculated using the SEC required uniform method to compute such return.

4    Commenced operations on April 20, 2011. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for the Class began April 29, 2011. Performance for other periods is at net asset value.

5    Commenced operations on April 20, 2011. Performance for the Class began April 29, 2011. Performance is at net asset value.

6    Commenced operations and performance for the Class began on April 4, 2017. Performance is at net asset value.

7    Commenced operations and performance for the Class began on June 30, 2015. Performance is at net asset value.

Short Duration Core Bond Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Bloomberg 1-3 Year U.S. Government/Credit Bond Index, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable Sales Charge for the Periods Ended November 30, 2021
	1 Year	Life of Class
Class A3	–1.78%	1.55%
Class C4	–1.28%	1.31%
Class F5	0.48%	2.13%
Class F3[5]	0.80%	2.33%
Class I5	0.68%	2.26%
Class R3[5]	0.09%	1.74%
Class R4[5]	0.44%	2.01%
Class R5[5]	0.68%	2.26%
Class R6[5]	0.65%	2.32%

1    Reflects the deduction of the maximum initial sales charge of 2.25%.

2    Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

3    Commenced operations and performance for the Class began on April 19, 2017. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for the period shown ended November 30, 2021, is calculated using the SEC-required uniform method to compute such return.

4    Commenced operations and performance for the Class began on April 19, 2017. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date.

5    Commenced operations and performance for the Class began on April 19, 2017. Performance is at net asset value.

Short Duration Income Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the ICE BofA 1–3 Year U.S. Corporate Index, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable Sales Charge for the Periods Ended November 30, 2021
	1 Year	5 Years	10 Years	Life of Class
Class A3	–0.95%	2.15%	2.55%	–
Class C4	0.00%	1.98%	2.13%	–
Class F5	1.74%	2.72%	2.89%	–
Class F3[6]	1.91%	–	–	2.90%
Class I5	1.85%	2.82%	2.99%	–
Class R2[5]	1.00%	2.21%	2.37%	–
Class R3[5]	1.10%	2.32%	2.47%	–
Class R4[7]	1.67%	2.59%	–	2.45%
Class R5[7]	1.67%	2.84%	–	2.66%
Class R6[7]	1.91%	2.89%	–	2.75%

1    Reflects the deduction of the maximum initial sales charge of 2.25%.

2    Performance of the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

3    Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2021, is calculated using the SEC-required uniform method to compute such return.

4    The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5    Performance is at net asset value.

6    Commenced operations and performance for the Class began on April 4, 2017. Performance is at net asset value.

7    Commenced operations and performance for the Class began on June 30, 2015. Performance is at net asset value.

Total Return Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Bloomberg U.S. Aggregate Bond Index, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable Sales Charge for the Periods Ended November 30, 2021
	1 Year	5 Years	10 Years	Life of Class
Class A3	–1.58%	3.22%	3.27%	–
Class C4	–0.93%	3.05%	2.85%	–
Class F5	0.78%	3.79%	3.60%	–
Class F3[6]	0.97%	–	–	3.93%
Class I5	0.92%	3.93%	3.72%	–
Class P5	0.43%	3.43%	3.24%	–
Class R2[5]	0.37%	3.28%	3.09%	–
Class R3[5]	0.47%	3.38%	3.19%	–
Class R4[7]	0.63%	3.64%	–	3.30%
Class R5[7]	0.88%	3.90%	–	3.53%
Class R6[7]	0.97%	4.01%	–	3.65%

1    Reflects the deduction of the maximum initial sales charge of 2.25%.

2    Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3    Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2021, is calculated using the SEC-required uniform method to compute such return.

4    The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5    Performance is at net asset value.

6    Commenced operations and performance for the Class began on April 4, 2017. Performance is at net asset value.

7    Commenced operations and performance for the Class began on June 30, 2015. Performance is at net asset value.

Ultra Short Bond Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the ICE BofA U.S. Treasury Bill Index, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable Sales Charge for the Periods Ended November 30, 2021
	1 Year	5 Years	Life of Class
Class A2	–0.03%	1.44%	1.44%
Class A1[3]	–1.60%	–	0.14%
Class F2	0.02%	1.49%	1.48%
Class F3[4]	0.16%	–	1.64%
Class I2	0.12%	1.60%	1.59%
Class R5[2]	0.12%	1.61%	1.60%
Class R6[2]	0.16%	1.64%	1.64%

1    Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

2    Commenced operations on October 12, 2016 and performance for the Class began on October 17, 2016. Performance is at net asset value.

3    Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of

1.50% applicable to Class A1 shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2021, is calculated using the SEC-required uniform method to compute such return. Commenced operations and performance for the Class began on July 31, 2019.

4    Commenced operations and performance for the Class began on April 4, 2017. Performance is at net asset value.

Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2021 through November 30, 2021).

Actual Expenses

For each class of each Fund, the first line of the applicable table on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 6/1/21 -11/30/21” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of each Fund, the second line of the applicable table on the following pages provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Convertible Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	6/1/21	11/30/21	6/1/21 – 11/30/21
Class A
Actual	$1,000.00	$1,012.20	$5.30
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.80	$5.32
Class C
Actual	$1,000.00	$1,008.50	$8.76
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.34	$8.80
Class F
Actual	$1,000.00	$1,012.70	$4.79
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.31	$4.81
Class F3
Actual	$1,000.00	$1,013.70	$3.79
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.31	$3.80
Class I
Actual	$1,000.00	$1,013.10	$4.29
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.81	$4.31
Class P
Actual	$1,000.00	$1,011.10	$6.55
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.55	$6.58
Class R2
Actual	$1,000.00	$1,010.20	$7.31
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.80	$7.33
Class R3
Actual	$1,000.00	$1,010.80	$6.81
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.30	$6.83
Class R4
Actual	$1,000.00	$1,012.10	$5.55
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.55	$5.57
Class R5
Actual	$1,000.00	$1,013.70	$4.29
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.81	$4.31
Class R6
Actual	$1,000.00	$1,013.70	$3.79
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.31	$3.80

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.05% for Class A, 1.74% for Class C, 0.95% for Class F, 0.75% for Class F3, 0.85% for Class I, 1.30% for Class P, 1.45% for Class R2, 1.35% for Class R3, 1.10% for Class R4, 0.85% for Class R5 and 0.75% for Class R6) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

November 30, 2021

Sector*	%**
Basic Materials	1.02%
Communications	19.11%
Consumer, Cyclical	12.46%
Consumer, Non-cyclical	22.18%
Energy	6.10%
Financial	3.85%
Industrial	9.89%
Sector*	%**
Technology	17.55%
Utilities	2.65%
Repurchase Agreements	4.61%
Money Market Funds(a)	0.52%
Time Deposits(a)	0.06%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.
(a)	Securities were purchased with the cash collateral from loaned securities.

Core Fixed Income Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	6/1/21	11/30/21	6/1/21 – 11/30/21
Class A
Actual	$1,000.00	$1,010.30	$2.87
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.21	$2.89
Class C
Actual	$1,000.00	$1,006.20	$6.14
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.95	$6.17
Class F
Actual	$1,000.00	$1,010.80	$2.37
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.71	$2.38
Class F3
Actual	$1,000.00	$1,010.80	$1.46
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.61	$1.47
Class I
Actual	$1,000.00	$1,011.50	$1.66
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.41	$1.67
Class R2
Actual	$1,000.00	$1,008.30	$4.88
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.21	$4.91
Class R3
Actual	$1,000.00	$1,008.80	$4.38
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.71	$4.41
Class R4
Actual	$1,000.00	$1,010.10	$3.12
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.96	$3.14
Class R5
Actual	$1,000.00	$1,011.30	$1.87
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.21	$1.88
Class R6
Actual	$1,000.00	$1,011.80	$1.46
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.61	$1.47

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.57% for Class A, 1.22% for Class C, 0.47% for Class F, 0.29% for Class F3, 0.33% for Class I, 0.97% for Class R2, 0.87% for Class R3, 0.62% for Class R4, 0.37% for Class R5 and 0.29% for Class R6) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

November 30, 2021

Sector*	%**
Asset Backed Securities	14.28%
Basic Materials	0.82%
Communications	1.62%
Consumer, Cyclical	1.85%
Consumer, Non-cyclical	1.12%
Energy	3.20%
Financial	9.13%
Health Care	0.26%
Sector*	%**
Industrial	1.18%
Mortgage Securities	12.45%
Technology	1.75%
U.S. Government	47.01%
Utilities	2.32%
Repurchase Agreements	3.01%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Core Plus Bond Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	6/1/21	11/30/21	6/1/21 – 11/30/21
Class A
Actual	$1,000.00	$1,011.00	$3.43
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.66	$3.45
Class C
Actual	$1,000.00	$1,007.80	$6.64
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.45	$6.68
Class F
Actual	$1,000.00	$1,010.80	$2.92
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.16	$2.94
Class F3
Actual	$1,000.00	$1,011.80	$1.92
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.16	$1.93
Class I
Actual	$1,000.00	$1,012.00	$2.42
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.66	$2.43
Class R3
Actual	$1,000.00	$1,009.50	$4.94
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.16	$4.96
Class R4
Actual	$1,000.00	$1,010.10	$3.68
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.41	$3.70
Class R5
Actual	$1,000.00	$1,011.90	$2.42
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.66	$2.43
Class R6
Actual	$1,000.00	$1,012.50	$1.92
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.16	$1.93

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.68% for Class A, 1.32% for Class C, 0.58% for Class F, 0.38% for Class F3, 0.48% for Class I, 0.98% for Class R3, 0.73% for Class R4, 0.48% for Class R5 and 0.38% for Class R6) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

November 30, 2021

Sector*	%**
Asset Backed Securities	15.66%
Basic Materials	2.66%
Communications	2.66%
Consumer, Cyclical	6.28%
Consumer, Non-cyclical	4.03%
Energy	6.67%
Financial	11.87%
Sector*	%**
Government	29.64%
Industrial	2.83%
Mortgage Securities	11.69%
Technology	2.05%
Utilities	1.71%
Repurchase Agreements	2.25%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Corporate Bond Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	6/1/21	11/30/21	6/1/21 – 11/30/21
Class A
Actual	$1,000.00	$1,025.50	$3.45
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.66	$3.45
Class C
Actual	$1,000.00	$1,022.20	$6.79
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.35	$6.78
Class F
Actual	$1,000.00	$1,026.00	$2.95
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.16	$2.94
Class F3
Actual	$1,000.00	$1,026.80	$2.24
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.86	$2.23
Class I
Actual	$1,000.00	$1,026.60	$2.44
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.66	$2.43
Class R2
Actual	$1,000.00	$1,023.50	$5.48
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.65	$5.47
Class R3
Actual	$1,000.00	$1,023.10	$4.97
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.16	$4.96
Class R4
Actual	$1,000.00	$1,025.30	$3.71
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.41	$3.70
Class R5
Actual	$1,000.00	$1,026.60	$2.44
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.66	$2.43
Class R6
Actual	$1,000.00	$1,026.80	$2.24
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.86	$2.23

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.68% for Class A, 1.34% for Class C, 0.58% for Class F, 0.44% for Class F3, 0.48% for Class I, 1.08% for Class R2, 0.98% for Class R3, 0.73% for Class R4, 0.48% for Class R5 and 0.44% for Class R6) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

November 30, 2021

Sector*	%**
Basic Materials	1.00%
Communications	10.07%
Consumer, Cyclical	5.68%
Consumer, Non-cyclical	8.55%
Energy	9.93%
Financial	36.42%
Sector*	%**
Government	6.12%
Industrial	3.01%
Technology	5.37%
Utilities	11.14%
Repurchase Agreements	2.71%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Floating Rate Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	6/1/21	11/30/21	6/1/21 – 11/30/21
Class A
Actual	$1,000.00	$1,014.50	$3.94
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.16	$3.95
Class C
Actual	$1,000.00	$1,010.20	$7.00
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.10	$7.03
Class F
Actual	$1,000.00	$1,013.80	$3.43
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.66	$3.45
Class F3
Actual	$1,000.00	$1,014.60	$2.63
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.46	$2.64
Class I
Actual	$1,000.00	$1,014.30	$2.93
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.16	$2.94
Class R2
Actual	$1,000.00	$1,012.50	$5.95
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.15	$5.97
Class R3
Actual	$1,000.00	$1,011.80	$5.45
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.65	$5.47
Class R4
Actual	$1,000.00	$1,014.30	$4.19
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.91	$4.20
Class R5
Actual	$1,000.00	$1,014.40	$2.93
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.16	$2.94
Class R6
Actual	$1,000.00	$1,015.90	$2.63
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.46	$2.64

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.78% for Class A, 1.39% for Class C, 0.68% for Class F, 0.52% for Class F3, 0.58% for Class I, 1.18% for Class R2, 1.08% for Class R3, 0.83% for Class R4, 0.58% for Class R5 and 0.52% for Class R6) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

November 30, 2021

Sector*	%**
Aerospace	4.82%
Chemicals	1.72%
Consumer Discretionary	0.28%
Consumer Durables	0.13%
Consumer Non-Durables	1.13%
Energy	3.92%
Financial	7.57%
Food/Tobacco	1.24%
Gaming/Leisure	6.30%
Healthcare	14.86%

*	A sector may comprise several industries.
**	Represents percent of total investments.
Sector*	%**
Housing	2.41%
Information Technology	14.05%
Manufacturing	9.57%
Media/Telecom	2.73%
Metals/Minerals	1.37%
Retail	4.00%
Service	8.29%
Transportation	1.88%
Utilities	1.94%
Repurchase Agreements	11.79%
Total	100.00%

High Yield Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	6/1/21	11/30/21	6/1/21 – 11/30/21
Class A
Actual	$1,000.00	$1,012.00	$4.39
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.71	$4.41
Class C
Actual	$1,000.00	$1,008.70	$7.55
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.55	$7.59
Class F
Actual	$1,000.00	$1,012.40	$3.88
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.21	$3.90
Class F3
Actual	$1,000.00	$1,012.20	$2.93
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.16	$2.94
Class I
Actual	$1,000.00	$1,013.00	$3.38
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.71	$3.40
Class P
Actual	$1,000.00	$1,010.90	$5.65
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.45	$5.67
Class R2
Actual	$1,000.00	$1,008.70	$6.40
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.70	$6.43
Class R3
Actual	$1,000.00	$1,010.50	$5.90
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.20	$5.92
Class R4
Actual	$1,000.00	$1,011.70	$4.64
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.46	$4.66
Class R5
Actual	$1,000.00	$1,013.00	$3.38
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.71	$3.40
Class R6
Actual	$1,000.00	$1,012.20	$2.93
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.16	$2.94

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.87% for Class A, 1.50% for Class C, 0.77% for Class F, 0.58% for Class F3, 0.67% for Class I, 1.12% for Class P, 1.27% for Class R2, 1.17% for Class R3, 0.92% for Class R4, 0.67% for Class R5 and 0.58% for Class R6) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

November 30, 2021

Sector*	%**
Asset Backed Securities	1.33%
Automotive	0.02%
Basic Materials	7.13%
Communications	8.16%
Consumer, Cyclical	22.69%
Consumer, Non-cyclical	11.54%
Energy	21.51%
Financial	10.21%
Health Care	0.29%
Industrial	7.87%
Sector*	%**
Mortgage Securities	1.39%
Service	0.10%
Technology	5.44%
Transportation	0.15%
Government	0.24%
Utilities	1.67%
Repurchase Agreements	0.16%
Money Market Funds(a)	0.09%
Time Deposits(a)	0.01%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.
(a)	Securities were purchased with the cash collateral from loaned securities.

Income Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	6/1/21	11/30/21	6/1/21 – 11/30/21
Class A
Actual	$1,000.00	$1,021.60	$3.65
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.46	$3.65
Class C
Actual	$1,000.00	$1,018.40	$6.83
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.30	$6.83
Class F
Actual	$1,000.00	$1,022.10	$3.14
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.96	$3.14
Class F3
Actual	$1,000.00	$1,023.00	$2.23
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.86	$2.23
Class I
Actual	$1,000.00	$1,022.60	$2.64
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.46	$2.64
Class R2
Actual	$1,000.00	$1,019.50	$5.67
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.45	$5.67
Class R3
Actual	$1,000.00	$1,020.10	$5.17
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.95	$5.16
Class R4
Actual	$1,000.00	$1,021.40	$3.90
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.21	$3.90
Class R5
Actual	$1,000.00	$1,022.60	$2.64
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.46	$2.64
Class R6
Actual	$1,000.00	$1,023.10	$2.23
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.86	$2.23

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.72% for Class A, 1.35% for Class C, 0.62% for Class F, 0.44% for Class F3, 0.52% for Class I, 1.12% for Class R2, 1.02% for Class R3, 0.77% for Class R4, 0.52% for Class R5 and 0.44% for Class R6) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

November 30, 2021

Sector*	%**
Asset Backed Securities	10.08%
Basic Materials	3.57%
Communications	5.93%
Consumer, Cyclical	6.22%
Consumer, Non-cyclical	6.37%
Energy	11.44%
Financial	20.09%
Sector*	%**
Government	13.22%
Industrial	4.62%
Mortgage Securities	4.52%
Technology	3.67%
Utilities	6.55%
Repurchase Agreements	3.72%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Inflation Focused Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	6/1/21	11/30/21	6/1/21 – 11/30/21
Class A
Actual	$1,000.00	$1,030.20	$3.26
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.86	$3.24
Class C
Actual	$1,000.00	$1,026.60	$6.76
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.40	$6.73
Class F
Actual	$1,000.00	$1,030.70	$2.75
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.36	$2.74
Class F3
Actual	$1,000.00	$1,031.50	$1.94
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.16	$1.93
Class I
Actual	$1,000.00	$1,031.30	$2.29
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.81	$2.28
Class R2
Actual	$1,000.00	$1,026.10	$5.18
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.95	$5.16
Class R3
Actual	$1,000.00	$1,029.50	$4.78
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.36	$4.76
Class R4
Actual	$1,000.00	$1,030.00	$3.51
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.61	$3.50
Class R5
Actual	$1,000.00	$1,031.30	$2.29
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.81	$2.28
Class R6
Actual	$1,000.00	$1,030.80	$1.93
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.16	$1.93

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.64% for Class A, 1.33% for Class C, 0.54% for Class F, 0.38% for Class F3, 0.45% for Class I, 1.02% for Class R2, 0.94% for Class R3, 0.69% for Class R4, 0.45% for Class R5 and 0.38% for Class R6) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

November 30, 2021

Sector*	%**
Asset Backed Securities	18.37%
Basic Materials	2.08%
Communications	3.00%
Consumer Cyclical	6.55%
Consumer, Non-cyclical	4.44%
Energy	6.85%
Financial	19.34%
Government	11.51%
Sector*	%**
Health Care	0.20%
Industrial	2.14%
Materials and Processing	0.21%
Mortgage Securities	16.51%
Technology	1.96%
Utilities	3.96%
Repurchase Agreements	2.88%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Short Duration Core Bond Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	6/1/21	11/30/21	6/1/21 – 11/30/21
Class A
Actual	$1,000.00	$997.40	$3.00
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.06	$3.04
Class C
Actual	$1,000.00	$994.00	$6.45
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.60	$6.53
Class F
Actual	$1,000.00	$997.90	$2.50
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.56	$2.54
Class F3
Actual	$1,000.00	$998.90	$1.70
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.36	$1.72
Class I
Actual	$1,000.00	$999.40	$2.00
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.06	$2.03
Class R3
Actual	$1,000.00	$995.90	$4.50
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.56	$4.56
Class R4
Actual	$1,000.00	$998.20	$3.26
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.81	$3.29
Class R5
Actual	$1,000.00	$999.40	$2.00
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.06	$2.03
Class R6
Actual	$1,000.00	$998.70	$1.70
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.36	$1.72

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.60% for Class A, 1.29% for Class C, 0.50% for Class F, 0.34% for Class F3, 0.40% for Class I, 0.90% for Class R3, 0.65% for Class R4, 0.40% for Class R5 and 0.34% for Class R6) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

November 30, 2021

Sector*	%**
Asset Backed Securities	26.48%
Basic Materials	1.35%
Communications	1.31%
Consumer, Cyclical	2.48%
Consumer, Non-cyclical	3.04%
Energy	5.12%
Financial	12.36%
Sector*	%**
Government	18.35%
Industrial	0.86%
Mortgage Securities	19.44%
Technology	1.69%
Utilities	4.31%
Repurchase Agreements	3.21%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Short Duration Income Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	6/1/21	11/30/21	6/1/21 – 11/30/21
Class A
Actual	$1,000.00	$999.30	$2.86
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.21	$2.89
Class C
Actual	$1,000.00	$996.10	$6.10
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.95	$6.17
Class F
Actual	$1,000.00	$999.80	$2.36
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.71	$2.38
Class F3
Actual	$1,000.00	$1,000.60	$1.55
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.51	$1.57
Class I
Actual	$1,000.00	$1,000.30	$1.86
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.21	$1.88
Class R2
Actual	$1,000.00	$997.30	$4.86
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.21	$4.91
Class R3
Actual	$1,000.00	$995.40	$4.35
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.71	$4.41
Class R4
Actual	$1,000.00	$999.40	$3.11
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.31	$3.14
Class R5
Actual	$1,000.00	$1,000.60	$1.86
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.56	$1.88
Class R6
Actual	$1,000.00	$1,000.60	$1.55
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.51	$1.57

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.57% for Class A, 1.22% for Class C, 0.47% for Class F, 0.31% for Class F3, 0.37% for Class I, 0.97% for Class R2, 0.87% for Class R3, 0.62% for Class R4, 0.37% for Class R5 and 0.31% for Class R6) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

November 30, 2021

Sector*	%**
Asset Backed Securities	23.73%
Basic Materials	1.92%
Communications	3.33%
Consumer, Cyclical	6.41%
Consumer, Non-cyclical	4.46%
Diversified	0.02%
Energy	6.12%
Financial	17.17%

*	A sector may comprise several industries.
**	Represents percent of total investments.
Sector*	%**
Health Care	0.13%
Industrial	2.00%
Materials and Processing	0.21%
Mortgage Securities	17.91%
Other	0.01%
Technology	1.62%
U.S. Government	9.47%
Utilities	2.74%
Repurchase Agreements	2.75%
Total	100.00%

Total Return Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	6/1/21	11/30/21	6/1/21 – 11/30/21
Class A
Actual	$1,000.00	$1,011.30	$3.18
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.91	$3.19
Class C
Actual	$1,000.00	$1,008.20	$6.34
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.75	$6.38
Class F
Actual	$1,000.00	$1,011.80	$2.67
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.41	$2.69
Class F3
Actual	$1,000.00	$1,011.90	$1.71
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.36	$1.72
Class I
Actual	$1,000.00	$1,012.60	$1.97
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.11	$1.98
Class P
Actual	$1,000.00	$1,010.10	$4.43
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.66	$4.46
Class R2
Actual	$1,000.00	$1,009.30	$5.19
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.90	$5.22
Class R3
Actual	$1,000.00	$1,009.80	$4.74
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.36	$4.76
Class R4
Actual	$1,000.00	$1,011.10	$3.43
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.66	$3.45
Class R5
Actual	$1,000.00	$1,011.40	$2.17
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.91	$2.18
Class R6
Actual	$1,000.00	$1,012.80	$1.72
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.36	$1.72

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.63% for Class A, 1.26% for Class C, 0.53% for Class F, 0.34% for Class F3, 0.39% for Class I, 0.88% for Class P, 1.03% for Class R2, 0.94% for Class R3, 0.68% for Class R4, 0.43% for Class R5 and 0.34% for Class R6) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

November 30, 2021

Sector*	%**
Asset Backed Securities	15.64%
Basic Materials	1.98%
Communications	2.11%
Consumer, Cyclical	4.95%
Consumer, Non-cyclical	2.48%
Energy	5.09%
Financial	11.31%
Sector*	%**
Government	34.29%
Industrial	1.14%
Mortgage Securities	14.50%
Technology	2.02%
Utilities	2.48%
Repurchase Agreements	2.01%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Ultra Short Bond Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	6/1/21	11/30/21	6/1/21 – 11/30/21
Class A
Actual	$1,000.00	$999.00	$2.15
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.91	$2.18
Class A1
Actual	$1,000.00	$997.50	$2.65
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.41	$2.69
Class F
Actual	$1,000.00	$998.30	$1.90
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.16	$1.93
Class F3
Actual	$1,000.00	$1,000.00	$1.15
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.92	$1.17
Class I
Actual	$1,000.00	$999.70	$1.40
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.66	$1.42
Class R5
Actual	$1,000.00	$998.80	$1.40
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.66	$1.42
Class R6
Actual	$1,000.00	$999.00	$1.15
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.92	$1.17

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.43% for Class A, 0.53% for Class A1, 0.38% for Class F, 0.23% for Class F3, 0.28% for Class I, 0.28% for Class R5 and 0.23% for Class R6) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

November 30, 2021

Sector*	%**
Asset Backed Securities	25.38%
Basic Materials	1.39%
Communications	2.42%
Consumer, Cyclical	7.15%
Consumer, Non-cyclical	4.49%
Energy	1.88%
Financial	37.04%
Sector*	%**
Government	2.56%
Industrial	2.37%
Mortgage Securities	10.72%
Technology	0.77%
Utilities	3.28%
Repurchase Agreements	0.55%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

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Schedule of Investments

CONVERTIBLE FUND November 30, 2021

			Shares		Fair
Investments			(000)		Value
LONG-TERM INVESTMENTS 95.22%

COMMON STOCKS 1.47%

Biotechnology 1.16%
Arena Pharmaceuticals, Inc.*				139	$7,574,110
Mirati Therapeutics, Inc.*				46	6,356,386
Rocket Pharmaceuticals, Inc.*				191	4,657,091
Total					18,587,587

Software 0.31%
ServiceNow, Inc.*				8	5,074,729
Total Common Stocks (cost $27,123,589)					23,662,316

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)

CONVERTIBLE BONDS 82.95%

Airlines 2.64%
JetBlue Airways Corp.†	0.50%	4/1/2026		$17,240	16,309,040
Southwest Airlines Co.	1.25%	5/1/2025		19,355	26,068,766
Total					42,377,806

Apparel 0.86%
Kering SA(a)	Zero Coupon	9/30/2022	EUR	10,300	13,878,885

Auto Manufacturers 3.43%
Ford Motor Co.†	Zero Coupon	3/15/2026		$21,330	27,755,662
Tesla, Inc.	2.00%	5/15/2024		1,482	27,330,209
Total					55,085,871

Beverages 0.71%
MGP Ingredients, Inc.†	1.875%	11/15/2041		10,530	11,396,270

Biotechnology 2.81%
Bridgebio Pharma, Inc.†	2.25%	2/1/2029		22,165	17,676,587
Gossamer Bio, Inc.	5.00%	6/1/2027		7,630	7,446,880
Insmed, Inc.	0.75%	6/1/2028		18,225	20,115,844
Total					45,239,311

See Notes to Financial Statements.	75

Schedule of Investments (continued)

CONVERTIBLE FUND November 30, 2021

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Commercial Services 4.11%
Affirm Holdings, Inc.†	Zero Coupon	11/15/2026	$10,499	$10,352,609
Chegg, Inc.	Zero Coupon	9/1/2026	40,330	33,211,755
Square, Inc.	0.25%	11/1/2027	20,205	22,591,716
Total				66,156,080

Computers 5.47%
Rapid7, Inc.†	0.25%	3/15/2027	20,970	28,046,990
Western Digital Corp.	1.50%	2/1/2024	37,455	37,642,275
Zscaler, Inc.	0.125%	7/1/2025	9,445	22,214,640
Total				87,903,905

Cosmetics/Personal Care 0.70%
Beauty Health Co. (The)†	1.25%	10/1/2026	10,208	11,305,360

Diversified Financial Services 1.03%
Coinbase Global, Inc.†	0.50%	6/1/2026	13,945	16,469,045

Energy-Alternate Sources 5.93%
Enphase Energy, Inc.†	Zero Coupon	3/1/2028	18,120	21,001,080
Green Plains, Inc.	2.25%	3/15/2027	9,550	13,747,609
Plug Power, Inc.	3.75%	6/1/2025	2,065	16,365,331
SolarEdge Technologies, Inc. (Israel)(b)	Zero Coupon	9/15/2025	13,980	19,138,620
SunPower Corp.	4.00%	1/15/2023	6,550	8,846,594
Sunrun, Inc.†	Zero Coupon	2/1/2026	18,740	16,302,075
Total				95,401,309

Engineering & Construction 0.86%
Granite Construction, Inc.	2.75%	11/1/2024	10,165	13,808,269

Entertainment 3.67%
Live Nation Entertainment, Inc.	2.50%	3/15/2023	14,910	24,309,790
Marriott Vacations Worldwide Corp.	1.50%	9/15/2022	17,095	19,552,406
Vail Resorts, Inc.†	Zero Coupon	1/1/2026	14,145	15,161,672
Total				59,023,868

Health Care-Products 3.91%
CONMED Corp.	2.625%	2/1/2024	9,245	14,491,538
Insulet Corp.	0.375%	9/1/2026	18,615	26,026,097
Natera, Inc.	2.25%	5/1/2027	3,510	8,838,619
Repligen Corp.	0.375%	7/15/2024	5,345	13,561,944
Total				62,918,198

76	See Notes to Financial Statements.

Schedule of Investments (continued)

CONVERTIBLE FUND November 30, 2021

			Principal
	Interest	Maturity	Amount		Fair
Investments	Rate	Date	(000)		Value
Internet 17.26%
Airbnb, Inc.†	Zero Coupon	3/15/2026		$35,605	$35,337,963
Booking Holdings, Inc.	0.75%	5/1/2025		9,145	12,350,323
Etsy, Inc.†	0.25%	6/15/2028		33,185	44,219,012
Expedia Group, Inc.†	Zero Coupon	2/15/2026		18,580	20,010,660
fuboTV, Inc.†	3.25%	2/15/2026		13,220	11,437,989
MakeMyTrip Ltd. (India)†(b)	Zero Coupon	2/15/2028		15,310	14,636,378
Mandiant, Inc.	1.625%	6/1/2035		36,345	36,461,780
Match Group Financeco 2, Inc.†	0.875%	6/15/2026		11,890	18,934,825
MercadoLibre, Inc. (Argentina)(b)	2.00%	8/15/2028		2,470	6,819,917
Palo Alto Networks, Inc.	0.375%	6/1/2025		16,540	30,888,450
RealReal, Inc. (The)†	1.00%	3/1/2028		13,040	11,636,896
Sea Ltd. (Singapore)(b)	2.375%	12/1/2025		3,350	10,799,563
Shopify, Inc. (Canada)(b)	0.125%	11/1/2025		12,305	15,742,709
Snap, Inc.	0.75%	8/1/2026		3,825	8,358,765
Total					277,635,230

Leisure Time 1.93%
Royal Caribbean Cruises Ltd.	4.25%	6/15/2023		25,890	30,958,656

Machinery-Diversified 2.05%
Chart Industries, Inc.†	1.00%	11/15/2024		5,700	17,164,125
Middleby Corp. (The)	1.00%	9/1/2025		10,895	15,759,618
Total					32,923,743

Media 1.38%
Liberty Media Corp-Liberty Formula One	1.00%	1/30/2023		13,300	22,200,972

Mining 1.02%
Livent Corp.	4.125%	7/15/2025		4,585	16,402,838

Miscellaneous Manufacturing 1.23%
John Bean Technologies Corp.†	0.25%	5/15/2026		17,591	19,737,102

Pharmaceuticals 6.25%
Canopy Growth Corp.†(a)	4.25%	7/15/2023	CAD	73,805	55,464,245	(e)
Dexcom, Inc.	0.75%	12/1/2023		$9,995	34,220,381
Sarepta Therapeutics, Inc.	1.50%	11/15/2024		7,960	10,855,450
Total					100,540,076

See Notes to Financial Statements.	77

Schedule of Investments (continued)

CONVERTIBLE FUND November 30, 2021

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
REITS 1.66%
IH Merger Sub LLC	3.50%	1/15/2022	$7,370	$13,081,785
IIP Operating Partnership LP†	3.75%	2/21/2024	3,495	13,674,190
Total				26,755,975

Semiconductors 1.24%
ON Semiconductor Corp.†	Zero Coupon	5/1/2027	8,874	12,199,616
ON Semiconductor Corp.	1.625%	10/15/2023	2,625	7,801,172
Total				20,000,788

Software 7.55%
Alteryx, Inc.	0.50%	8/1/2024	17,500	16,662,620
Avalara, Inc.†	0.25%	8/1/2026	20,225	19,335,100
Bill.com Holdings, Inc.†	Zero Coupon	4/1/2027	11,445	12,429,270
HubSpot, Inc.	0.375%	6/1/2025	8,315	24,524,053
MongoDB, Inc.	0.25%	1/15/2026	13,015	31,323,208
ServiceNow, Inc.	Zero Coupon	6/1/2022	3,580	17,195,844
Total				121,470,095

Transportation 4.62%
Atlas Air Worldwide Holdings, Inc.	1.875%	6/1/2024	9,580	14,825,050
CryoPort, Inc.†	0.75%	12/1/2026	15,230	14,666,917
Scorpio Tankers, Inc. (Monaco)†(b)	3.00%	5/15/2025	44,558	44,852,989
Total				74,344,956

Trucking & Leasing 0.63%
Greenbrier Cos., Inc. (The)†	2.875%	4/15/2028	9,770	10,111,950
Total Convertible Bonds (cost $1,258,226,008)				1,334,046,558

	Dividend		Shares
	Rate		(000)

CONVERTIBLE PREFERRED STOCKS 10.61%

Commercial Banks 1.18%
Bank of America Corp.	7.25%		13	19,001,200

Electric: Utilities 2.66%
NextEra Energy, Inc.	4.872%		676	42,866,809

Health Care Equipment & Supplies 2.62%
Danaher Corp.	4.75%		20	42,067,286

78	See Notes to Financial Statements.

Schedule of Investments (continued)

CONVERTIBLE FUND November 30, 2021

	Dividend		Shares	Fair
Investments	Rate		(000)	Value
Media 0.55%
ViacomCBS, Inc.(c)	5.75%		170	$8,789,174

Metals & Mining 0.55%
RBC Bearings, Inc.	5.00%		84	8,778,537

Semiconductors & Semiconductor Equipment 3.05%
Broadcom, Inc.	8.00%		28	49,058,430
Total Convertible Preferred Stocks (cost $149,443,676)				170,561,436

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)

CORPORATE BONDS 0.19%

Oil & Gas
Nabors Industries, Inc. (cost $3,124,800)	5.75%	2/1/2025	$3,720	3,116,951
Total Long-Term Investments (cost $1,437,918,073)				1,531,387,261

SHORT-TERM INVESTMENTS 5.22%

Repurchase Agreements 4.64%
Repurchase Agreement dated 11/30/2021, 0.00% due 12/1/2021 with Fixed Income Clearing Corp. collateralized by $73,396,900 of U.S. Treasury Note at 2.75% due 4/30/2023; value: $76,055,630; proceeds: $74,564,305 (cost $74,564,305)			74,564	74,564,305

			Shares
			(000)

Money Market Funds 0.52%
Fidelity Government Portfolio(d) (cost $8,367,601)			8,368	8,367,601

Time Deposits 0.06%
CitiBank N.A.(d) (cost $929,734)			930	929,734
Total Short-Term Investments (cost $83,861,640)				83,861,640
Total Investments in Securities 100.44% (cost $1,521,779,713)				1,615,248,901
Other Assets and Liabilities – Net(f) (0.44)%				(7,040,044)
Net Assets 100.00%				$1,608,208,857

See Notes to Financial Statements.	79

Schedule of Investments (continued)

CONVERTIBLE FUND November 30, 2021

CAD	Canadian Dollar.
EUR	Euro.
*	Non-income producing security.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At November 30, 2021, the total value of Rule 144A securities was $567,625,617, which represents 35.31% of net assets.
(a)	Investment in non-U.S. dollar denominated securities.
(b)	Foreign security traded in U.S. dollars.
(c)	All or a portion of this security is temporarily on loan to unaffiliated broker/dealers.
(d)	Security was purchased with the cash collateral from loaned securities.
(e)	Level 3 Investment as described in Note 2(t) in the Notes to Financials. Security valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.
(f)	Other Assets and Liabilities – Net include net unrealized appreciation/depreciation on forward foreign currency exchange contracts as follows:

Open Forward Foreign Currency Exchange Contracts at November 30, 2021:

Forward
Foreign					U.S. $
Currency					Cost on	U.S. $
Exchange	Transaction		Expiration	Foreign	Origination	Current	Unrealized
Contracts	Type	Counterparty	Date	Currency	Date	Value	Appreciation
Canadian dollar	Sell	Morgan Stanley	1/20/2022	2,119,000	$1,694,187	$1,659,569	$34,618
Canadian dollar	Sell	State Street Bank and Trust	1/20/2022	662,000	535,238	518,469	16,769
Canadian dollar	Sell	State Street Bank and Trust	1/20/2022	1,461,000	1,177,867	1,144,233	33,634
Canadian dollar	Sell	State Street Bank and Trust	1/20/2022	4,629,000	3,660,453	3,625,364	35,089
Canadian dollar	Sell	Toronto Dominion Bank	1/20/2022	65,288,000	52,805,643	51,132,586	1,673,057
Euro	Sell	State Street Bank and Trust	12/10/2021	10,624,000	12,582,503	12,050,852	531,651
Euro	Sell	State Street Bank and Trust	12/10/2021	1,663,000	1,931,361	1,886,348	45,013
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts							$2,369,831

Forward
Foreign					U.S. $
Currency					Cost on	U.S. $
Exchange	Transaction		Expiration	Foreign	Origination	Current	Unrealized
Contracts	Type	Counterparty	Date	Currency	Date	Value	Depreciation
Canadian dollar	Buy	State Street Bank and Trust	1/20/2022	2,337,000	$1,848,264	$1,830,303	$(17,961)

80	See Notes to Financial Statements.

Schedule of Investments (concluded)

CONVERTIBLE FUND November 30, 2021

The following is a summary of the inputs used as of November 30, 2021 in valuing the Fund’s investments carried at fair value(1):

Investment Type	Level 1	Level 2	Level 3	Total
Long-Term Investments
Common Stocks	$23,662,316	$–	$–	$23,662,316
Convertible Bonds	–	1,278,582,313	55,464,245	1,334,046,558
Convertible Preferred Stocks	108,693,427	61,868,009	–	170,561,436
Corporate Bonds	–	3,116,951	–	3,116,951
Short-Term Investments
Repurchase Agreements	–	74,564,305	–	74,564,305
Money Market Funds	8,367,601	–	–	8,367,601
Time Deposits	–	929,734	–	929,734
Total	$140,723,344	$1,419,061,312	$55,464,245	$1,615,248,901

Other Financial Instruments
Forward Foreign Currency Exchange Contracts
Assets	$–	$2,369,831	$–	$2,369,831
Liabilities	–	(17,961)	–	(17,961)
Total	$–	$2,351,870	$–	$2,351,870

(1)	Refer to Note 2(t) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. When applicable each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

Convertible
Investment Type	Bonds
Balance as of December 1, 2020	$–
Accrued Discounts (Premiums)	1,111,888
Realized Gain (Loss)	8,505,534
Change in Unrealized Appreciation (Depreciation)	(10,273,998)
Purchases	30,804,913
Sales	(33,168,615)
Transfers into Level 3	58,484,523
Transfers out of Level 3	–
Balance as of November 30, 2021	$55,464,245
Change in unrealized appreciation/depreciation for the year ended November 30, 2021, related to Level 3 investments held at November 30, 2021	$(10,273,998)

See Notes to Financial Statements.	81

Schedule of Investments

CORE FIXED INCOME FUND November 30, 2021

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
LONG-TERM INVESTMENTS 106.23%

ASSET-BACKED SECURITIES 15.29%

Auto Floor Plan 0.24%
Ford Credit Floorplan Master Owner Trust 2018-4 A	4.06%	11/15/2030	$4,263	$4,813,913

Automobiles 4.09%
Avid Automobile Receivables Trust 2019-1 A†	2.62%	2/15/2024	11	11,239
Avid Automobile Receivables Trust 2019-1 B†	2.82%	7/15/2026	653	659,053
Carmax Auto Owner Trust 2021-1 A2A	0.22%	2/15/2024	8,831	8,828,531
CPS Auto Receivables Trust 2018-B D†	4.26%	3/15/2024	603	611,599
Flagship Credit Auto Trust 2020-2 A†	1.49%	7/15/2024	394	394,517
Flagship Credit Auto Trust 2021-1 A†	0.31%	6/16/2025	3,324	3,316,726
Ford Credit Auto Lease Trust 2021-A A2	0.19%	7/15/2023	9,492	9,490,392
Ford Credit Auto Owner Trust 2020-B A2	0.50%	2/15/2023	110	109,557
Ford Credit Auto Owner Trust REV1 2021-1 C†	1.91%	10/17/2033	1,800	1,788,577
Foursight Capital Automobile Receivables Trust 2018-1 C†	3.68%	8/15/2023	406	406,481
GM Financial Consumer Automobile Receivables Trust 2018-4 A3	3.21%	10/16/2023	889	895,006
Hertz Vehicle Financing III LP 2021-2A A†	1.68%	12/27/2027	13,526	13,518,769
Honda Auto Receivables Owner Trust 2020-2 A2	0.74%	11/15/2022	37	37,316
Mercedes-Benz Auto Lease Trust 2021-A A2	0.18%	3/15/2023	7,846	7,844,799
OneMain Direct Auto Receivables Trust 2019-1A B†	3.95%	11/14/2028	3,150	3,388,297
Santander Drive Auto Receivables Trust 2021-1 A2	0.29%	11/15/2023	2,566	2,566,176
Toyota Auto Receivables Owner Trust 2021-A A2	0.16%	7/17/2023	12,124	12,119,946
Westlake Automobile Receivables Trust 2019-2A D†	3.20%	11/15/2024	1,285	1,311,542
Westlake Automobile Receivables Trust 2020-2A A2A†	0.93%	2/15/2024	2,913	2,916,321
Westlake Automobile Receivables Trust 2020-3A E†	3.34%	6/15/2026	3,875	3,962,479
World Omni Auto Receivables Trust 2018-B A3	2.87%	7/17/2023	269	269,460
World Omni Auto Receivables Trust 2021-A A2	0.17%	2/15/2024	9,256	9,252,005
Total				83,698,788

82	See Notes to Financial Statements.

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Credit Card 0.77%
Capital One Multi-Asset Execution Trust 2005-B3 B3	0.674% (3 Mo. LIBOR + .55%	)#	5/15/2028	$2,677	$2,661,509
Continental Finance Credit Card ABS Master Trust 2020-1A A†	2.24%		12/15/2028	9,100	9,085,796
Genesis Sales Finance Master Trust 2020-AA B†	2.24%		9/22/2025	4,000	4,015,378
Total					15,762,683

Other 10.00%
AMMC CLO Ltd. 2020-23A CR†	2.123% (3 Mo. LIBOR + 2.00%	)#	10/17/2031	3,200	3,200,692
AMMC CLO Ltd. 2021-24A B†(a)	Zero Coupon	#(b)	1/20/2035	4,250	4,250,000
Apidos CLO XXXV 2021-35A A†	1.182% (3 Mo. LIBOR + 1.05%	)#	4/20/2034	2,250	2,250,277
Aqua Finance Trust 2021-A C†	3.14%		7/17/2046	9,564	9,534,858
Arbor Realty Collateralized Loan Obligation Ltd. 2021-FL2 AS†	1.49% (1 Mo. LIBOR + 1.40%	)#	5/15/2036	5,760	5,737,651
Arbor Realty Commercial Real Estate Notes Ltd. 2021-FL3 D†	2.29% (1 Mo. LIBOR + 2.20%	)#	8/15/2034	3,805	3,779,640
Ares LVII CLO Ltd. 2020-57A D†	4.474% (3 Mo. LIBOR + 4.35%	)#	10/25/2031	2,000	2,005,285
Bain Capital Credit CLO 2019-2A AR†	1.222% (3 Mo. LIBOR + 1.10%	)#	10/17/2032	5,160	5,163,857
Barings CLO Ltd. 2019-3A BR†	1.732% (3 Mo. LIBOR + 1.60%	)#	4/20/2031	3,080	3,082,508
BlueMountain CLO Ltd. 2015-2A A1R†	1.052% (3 Mo. LIBOR + .93%	)#	7/18/2027	239	239,285
Carlyle Global Market Strategies CLO Ltd. 2015-5A BRR†	2.432% (3 Mo. LIBOR + 2.30%	)#	1/20/2032	2,400	2,403,615
CBAM Ltd. 2017-1A D†	3.882% (3 Mo. LIBOR + 3.75%	)#	7/20/2030	2,850	2,854,851
CIFC Funding I Ltd. 2021-1A A1†	1.234% (3 Mo. LIBOR + 1.11%	)#	4/25/2033	8,040	8,044,013
Dell Equipment Finance Trust 2019-2 A3†	1.91%		10/22/2024	3,345	3,361,392
Diamond Resorts Owner Trust 2017-1A B†	4.11%		10/22/2029	335	336,641
Dryden 61 CLO Ltd. 2018-61A A1R†	1.112% (3 Mo. LIBOR + .99%	)#	1/17/2032	5,060	5,058,906
Dryden Senior Loan Fund 2017-47A BR†	1.594% (3 Mo. LIBOR + 1.47%	)#	4/15/2028	6,200	6,210,985
Eaton Vance CLO Ltd. 2013-1A A13R†	1.374% (3 Mo. LIBOR + 1.25%	)#	1/15/2034	4,510	4,523,088

See Notes to Financial Statements.	83

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Other (continued)
Elmwood CLO VIII Ltd. 2021-1A A1†	1.372% (3 Mo. LIBOR + 1.24%	)#	1/20/2034	$3,490	$3,503,300
Encina Equipment Finance LLC 2021-1A D†	1.69%		11/15/2027	4,500	4,475,009
Galaxy XXI CLO Ltd. 2015-21A AR†	1.152% (3 Mo. LIBOR + 1.02%	)#	4/20/2031	485	485,281
Hardee’s Funding LLC 2018-1A A2II†	4.959%		6/20/2048	693	733,421
HGI CRE CLO Ltd. 2021-FL2 B†	1.589% (1 Mo. LIBOR + 1.50%	)#	9/17/2036	5,900	5,904,508
Invesco CLO Ltd. 2021-3A B†(a)	Zero Coupon	#(b)	10/22/2034	1,890	1,890,000	(c)
Kayne CLO 5 Ltd. 2019-5A A†	1.474% (3 Mo. LIBOR + 1.35%	)#	7/24/2032	4,000	4,004,992
Kayne CLO Ltd. 2020-7A A1†	1.322% (3 Mo. LIBOR + 1.20%	)#	4/17/2033	4,578	4,585,141
Kayne CLO Ltd. 2021-10A A†	Zero Coupon	#(b)	4/23/2034	6,640	6,664,443
KKR CLO Ltd.18 D†	3.722% (3 Mo. LIBOR + 3.60%	)#	7/18/2030	332	332,855
KKR CLO Ltd.-29A A†	1.324% (3 Mo. LIBOR + 1.20%	)#	1/15/2032	2,950	2,955,960
Lending Funding Trust 2020-2A A†	2.32%		4/21/2031	5,712	5,749,487
Lendmark Funding Trust 2021-1A C†	3.41%		11/20/2031	2,000	2,046,554
Lendmark Funding Trust 2021-2A B†	2.37%		4/20/2032	6,945	6,984,981
Marble Point CLO XVII Ltd. 2020-1A A†	1.432% (3 Mo. LIBOR + 1.30%	)#	4/20/2033	2,824	2,824,058
Mariner Finance Issuance Trust 2021-AA D†	3.83%		3/20/2036	2,600	2,644,665
Marlette Funding Trust 2020-2A D†	4.65%		9/16/2030	5,750	6,015,254
ME Funding LLC 2019-1 A2†	6.448%		7/30/2049	5,503	5,810,485
Mountain View CLO 2014-1 Ltd. 2014-1A CRR†	2.124% (3 Mo. LIBOR + 2.00%	)#	10/15/2026	1,700	1,701,541
Mountain View CLO LLC 2017-1A AR†	1.212% (3 Mo. LIBOR + 1.09%	)#	10/16/2029	2,645	2,646,184
Mountain View CLO X Ltd. 2015-10A AR†	0.942% (3 Mo. LIBOR + .82%	)#	10/13/2027	749	750,193
Oaktree CLO Ltd. 2019-4A CR†	4.169% (3 Mo. LIBOR + 2.25%	)#	10/20/2032	3,360	3,328,920
OCP CLO Ltd. 2019-16A AR†	1.121% (3 Mo. LIBOR + 1.00%	)#	4/10/2033	4,860	4,863,313
OCP CLO Ltd. 2019-17A A1R†	1.172% (3 Mo. LIBOR + 1.04%	)#	7/20/2032	5,030	5,036,286
OneMain Financial Issuance Trust 2018-2A A†	3.57%		3/14/2033	5,645	5,857,174

84	See Notes to Financial Statements.

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Other (continued)
Palmer Square CLO Ltd. 2021-2A A†	1.274% (3 Mo. LIBOR + 1.15%	)#	7/15/2034	$5,340	$5,343,913
Planet Fitness Master Issuer LLC 2019-1A A2†	3.858%		12/5/2049	1,397	1,452,094
SCF Equipment Leasing LLC 2019-2A B†	2.76%		8/20/2026	3,285	3,359,063
SCF Equipment Leasing LLC 2021-1A C†	1.54%		10/21/2030	4,325	4,239,987
Sunrun Demeter Issuer 2021-2A A†	2.27%		1/30/2057	2,307	2,310,398	(c)
TCI-Flatiron CLO Ltd. 2016-1A AR2†	1.272% (3 Mo. LIBOR + 1.15%	)#	1/17/2032	4,410	4,414,954
THL Credit Wind River Clo Ltd. 2017-3A DR†	3.974% (3 Mo. LIBOR + 3.85%	)#	4/15/2035	2,000	2,014,730
Upstart Securitization Trust 2021-2 B†	1.75%		6/20/2031	3,898	3,877,076
VERDE CLO Ltd. 2019-1A AR†	1.224% (3 Mo. LIBOR + 1.10%	)#	4/15/2032	5,340	5,340,668
Voya CLO Ltd. 2019-3A BR†(a)	1.763% (3 Mo. LIBOR + 1.65%	)#	10/17/2032	5,460	5,460,000
Westgate Resorts LLC 2018-1A A†	3.38%		12/20/2031	251	252,251
Wind River CLO Ltd. 2021-4A B†(a)	Zero Coupon	#(b)	1/20/2035	2,970	2,970,147
Total					204,866,830

Student Loan 0.19%
Massachusetts Educational Financing Authority 2008-1 A1	1.074% (3 Mo. LIBOR + .95%	)#	4/25/2038	699	700,655
Pennsylvania Higher Education Assistance Agency 2006-1 B	0.394% (3 Mo. LIBOR + .27%	)#	4/25/2038	552	527,169
SLC Student Loan Trust 2008-1 A4A	1.716% (3 Mo. LIBOR + 1.60%	)#	12/15/2032	1,872	1,907,510
Towd Point Asset Trust 2018-SL1 A†	0.689% (1 Mo. LIBOR + .60%	)#	1/25/2046	785	781,995
Total					3,917,329
Total Asset-Backed Securities (cost $312,078,158)					313,059,543

CORPORATE BONDS 21.53%

Airlines 0.43%
American Airlines 2021-1 Class A Pass Through Trust	2.875%		7/11/2034	5,602	5,456,669
British Airways 2020-1 Class A Pass Through Trust (United Kingdom)†(d)	4.25%		11/15/2032	3,088	3,341,142
Total					8,797,811

See Notes to Financial Statements.	85

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Auto Manufacturers 0.45%
Ford Motor Co.	3.25%		2/12/2032	$4,121	$4,127,758
General Motors Co.	6.60%		4/1/2036	3,723	5,008,209
Total					9,135,967

Banks 6.03%
Bank of America Corp.	2.687% (SOFR + 1.32%	)#	4/22/2032	14,182	14,369,462
Bank of America Corp.	3.593% (3 Mo. LIBOR + 1.37%	)#	7/21/2028	4,807	5,172,494
Bank of America Corp.	3.97% (3 Mo. LIBOR + 1.07%	)#	3/5/2029	1,698	1,868,206
Bank of America Corp.	4.00%		1/22/2025	1,716	1,836,572
Bank of America Corp.	4.45%		3/3/2026	5,231	5,759,993
BNP Paribas SA (France)†(d)	4.375% (5 Yr. Swap rate + 1.48%	)#	3/1/2033	4,783	5,214,375
Citigroup, Inc.	2.666% (SOFR + 1.15%	)#	1/29/2031	9,393	9,544,199
Citigroup, Inc.	3.887% (3 Mo. LIBOR + 1.56%	)#	1/10/2028	7,031	7,627,990
Citigroup, Inc.	3.98% (3 Mo. LIBOR + 1.34%	)#	3/20/2030	6,228	6,904,118
Goldman Sachs Group, Inc. (The)	2.383% (SOFR + 1.25%	)#	7/21/2032	7,749	7,608,840
Goldman Sachs Group, Inc. (The)	6.75%		10/1/2037	1,071	1,513,963
JPMorgan Chase & Co.	2.58% (SOFR + 1.25%	)#	4/22/2032	7,324	7,390,116
JPMorgan Chase & Co.	3.782% (3 Mo. LIBOR + 1.34%	)#	2/1/2028	12,969	14,064,515
Macquarie Bank Ltd. (Australia)†(d)	3.052% (5 Yr. Treasury CMT + 1.70%	)#	3/3/2036	4,585	4,529,889
Macquarie Group Ltd. (Australia)†(d)	4.654% (3 Mo. LIBOR + 1.73%	)#	3/27/2029	3,121	3,537,924
Morgan Stanley	2.239% (SOFR + 1.18%	)#	7/21/2032	4,126	4,046,472
Morgan Stanley	2.484% (SOFR + 1.36%	)#	9/16/2036	3,165	3,065,040
Morgan Stanley	3.625%		1/20/2027	1,033	1,118,888
Morgan Stanley	4.431% (3 Mo. LIBOR + 1.63%	)#	1/23/2030	2,424	2,767,118
National Australia Bank Ltd. (Australia)†(d)	2.99%		5/21/2031	2,374	2,390,121
Santander Holdings USA, Inc.	4.40%		7/13/2027	3,813	4,208,433

86	See Notes to Financial Statements.

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2021

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Banks (continued)
UBS AG (Switzerland)(d)	5.125%	5/15/2024	$1,694	$1,823,167
Wells Fargo Bank NA	5.85%	2/1/2037	5,275	7,055,022
Total				123,416,917

Building Materials 0.10%
Builders FirstSource, Inc.†	4.25%	2/1/2032	2,032	2,044,039

Computers 0.50%
Crowdstrike Holdings, Inc.	3.00%	2/15/2029	2,030	1,960,269
Dell International LLC/EMC Corp.	8.35%	7/15/2046	4,948	8,270,526
Total				10,230,795

Diversified Financial Services 2.21%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)(d)	3.50%	1/15/2025	2,732	2,856,351
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)(d)	3.875%	1/23/2028	6,194	6,595,010
Aircastle Ltd.†	2.85%	1/26/2028	6,257	6,294,298
Ally Financial, Inc.	8.00%	11/1/2031	5,040	7,134,431
Aviation Capital Group LLC†	1.95%	1/30/2026	3,877	3,807,243
Avolon Holdings Funding Ltd. (Ireland)†(d)	5.25%	5/15/2024	4,791	5,157,782
Navient Corp.	6.75%	6/15/2026	1,795	1,943,249
Neuberger Berman Group LLC/Neuberger Berman Finance Corp.†	4.50%	3/15/2027	1,164	1,297,632
Neuberger Berman Group LLC/Neuberger Berman Finance Corp.†	4.875%	4/15/2045	690	831,651
OneMain Finance Corp.	6.125%	3/15/2024	1,755	1,844,935
Park Aerospace Holdings Ltd. (Ireland)†(d)	5.50%	2/15/2024	3,956	4,261,665
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc.†	3.625%	3/1/2029	1,239	1,213,569
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc.†	3.875%	3/1/2031	2,053	2,030,520
Total				45,268,336

Electric 2.17%
AES Corp. (The)†	3.95%	7/15/2030	2,586	2,794,522
Alfa Desarrollo S.p.A. (Chile)†(d)	4.55%	9/27/2051	2,892	2,759,474
American Transmission Systems, Inc.	2.65%	1/15/2032	4,221	4,269,438
Calpine Corp.†	5.00%	2/1/2031	1,850	1,783,271
Emera US Finance LP	4.75%	6/15/2046	3,338	3,969,839

See Notes to Financial Statements.	87

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2021

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Electric (continued)
Exelon Generation Co. LLC	6.25%	10/1/2039	$4,321	$5,545,807
IPALCO Enterprises, Inc.	4.25%	5/1/2030	3,909	4,346,009
Minejesa Capital BV (Netherlands)†(d)	4.625%	8/10/2030	3,750	3,890,625
Oglethorpe Power Corp.	5.95%	11/1/2039	3,719	5,007,274
Ohio Edison Co.	8.25%	10/15/2038	2,655	4,343,448
Pacific Gas and Electric Co.	4.55%	7/1/2030	3,676	4,017,541
Pennsylvania Electric Co.†	3.60%	6/1/2029	1,682	1,780,517
Total				44,507,765

Engineering & Construction 0.21%
Cellnex Finance Co. S.A. (Spain)†(d)	3.875%	7/7/2041	4,365	4,254,915

Food 0.05%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC†	4.625%	1/15/2027	938	973,616

Gas 0.37%
National Fuel Gas Co.	3.95%	9/15/2027	7,200	7,565,480

Health Care-Services 0.22%
Centene Corp.	2.45%	7/15/2028	1,541	1,514,587
Centene Corp.	2.625%	8/1/2031	1,299	1,254,685
DaVita, Inc.†	3.75%	2/15/2031	1,990	1,848,710
Total				4,617,982

Home Builders 0.47%
NVR, Inc.	3.00%	5/15/2030	2,664	2,778,478
PulteGroup, Inc.	6.375%	5/15/2033	2,137	2,780,130
Shea Homes LP/Shea Homes Funding Corp.†	4.75%	4/1/2029	1,965	1,958,054
Toll Brothers Finance Corp.	3.80%	11/1/2029	1,916	2,028,268
Total				9,544,930

Insurance 0.21%
Assurant, Inc.	2.65%	1/15/2032	1,685	1,664,205
First American Financial Corp.	2.40%	8/15/2031	2,703	2,633,894
Total				4,298,099

Internet 0.30%
Netflix, Inc.†	4.875%	6/15/2030	2,158	2,502,471
Netflix, Inc.	6.375%	5/15/2029	2,971	3,690,576
Total				6,193,047

88	See Notes to Financial Statements.

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2021

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Investment Companies 0.11%
Owl Rock Capital Corp.	2.875%	6/11/2028	$2,396	$2,342,684

Machinery-Diversified 0.36%
nVent Finance Sarl (Luxembourg)(d)	4.55%	4/15/2028	6,513	7,282,823

Media 0.33%
CCO Holdings LLC/CCO Holdings Capital Corp.†	4.75%	3/1/2030	1,875	1,923,872
Time Warner Cable LLC	7.30%	7/1/2038	3,385	4,863,308
Total				6,787,180

Mining 0.64%
Alcoa Nederland Holding BV (Netherlands)†(d)	4.125%	3/31/2029	1,986	2,028,560
Freeport-McMoRan, Inc.	4.25%	3/1/2030	1,940	2,014,447
Freeport-McMoRan, Inc.	4.625%	8/1/2030	1,903	2,012,765
Glencore Finance Canada Ltd. (Canada)†(d)	5.55%	10/25/2042	3,084	3,914,213
Glencore Funding LLC†	2.85%	4/27/2031	3,165	3,151,708
Total				13,121,693

Oil & Gas 1.82%
Apache Corp.	4.75%	4/15/2043	4,176	4,458,298
Continental Resources, Inc.	4.90%	6/1/2044	4,782	5,312,539
Diamondback Energy, Inc.	3.50%	12/1/2029	4,851	5,094,972
Diamondback Energy, Inc.	4.75%	5/31/2025	3,700	4,056,770
Eni S.p.A. (Italy)†(d)	5.70%	10/1/2040	5,053	6,569,088
Helmerich & Payne, Inc.†	2.90%	9/29/2031	2,691	2,633,092
Qatar Petroleum (Qatar)†(d)	3.125%	7/12/2041	2,800	2,814,154
SA Global Sukuk Ltd.†	2.694%	6/17/2031	5,000	5,001,530
Tengizchevroil Finance Co. International Ltd. (Kazakhstan)†(d)	3.25%	8/15/2030	1,400	1,384,012
Total				37,324,455

Oil & Gas Services 0.85%
Halliburton Co.	5.00%	11/15/2045	3,601	4,413,305
Halliburton Co.	7.45%	9/15/2039	2,595	3,834,263
NOV, Inc.	3.60%	12/1/2029	8,885	9,130,802
Total				17,378,370

Pharmaceuticals 0.39%
Bayer Corp.†	6.65%	2/15/2028	1,425	1,739,375
Bayer US Finance II LLC†	4.375%	12/15/2028	5,525	6,210,312
Total				7,949,687

See Notes to Financial Statements.	89

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Pipelines 0.83%
Abu Dhabi Crude Oil Pipeline LLC (United Arab Emirates)†(d)	4.60%		11/2/2047	$3,460	$4,046,297
Eastern Gas Transmission & Storage, Inc.†	3.00%		11/15/2029	4,411	4,598,000
Galaxy Pipeline Assets Bidco Ltd. (United Arab Emirates)†(d)	3.25%		9/30/2040	4,400	4,411,920
NGPL PipeCo LLC†	3.25%		7/15/2031	3,973	4,029,636
Total					17,085,853

REITS 1.07%
American Campus Communities Operating Partnership LP	3.875%		1/30/2031	5,489	6,104,807
American Homes 4 Rent LP	2.375%		7/15/2031	2,457	2,433,951
EPR Properties	3.75%		8/15/2029	4,303	4,411,650
Invitation Homes Operating Partnership LP	2.00%		8/15/2031	5,218	4,954,849
Physicians Realty LP	2.625%		11/1/2031	3,938	3,939,008
Total					21,844,265

Retail 0.10%
Gap, Inc. (The)†	3.875%		10/1/2031	2,110	2,022,583

Semiconductors 0.32%
Skyworks Solutions, Inc.	3.00%		6/1/2031	4,155	4,218,387
TSMC Arizona Corp.	3.25%		10/25/2051	2,150	2,316,605
Total					6,534,992

Software 0.72%
MSCI, Inc.†	3.25%		8/15/2033	2,034	2,031,417
Oracle Corp.	2.875%		3/25/2031	2,500	2,560,399
Oracle Corp.	6.125%		7/8/2039	1,391	1,899,594
Twilio, Inc.	3.875%		3/15/2031	1,955	1,944,336
VMware, Inc.	4.70%		5/15/2030	5,527	6,422,556
Total					14,858,302

Telecommunications 0.27%
AT&T, Inc.	3.50%		9/15/2053	5,532	5,598,059
Total Corporate Bonds (cost $432,032,672)					440,980,645

FLOATING RATE LOANS(e) 4.19%

Advertising 0.35%
Lamar Media Corporation 2020 Term Loan B	1.589% 1 Mo. Libor + 1.50%	)	2/5/2027	7,263	7,233,800

90	See Notes to Financial Statements.

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Chemicals 0.25%
Nutrition & Biosciences, Inc. 5 Year Delayed Draw Term Loan	–	(f)	1/17/2025	$5,150	$5,146,781

Computer Software 0.37%
Vmware, Inc. 3 Year Term Loan	–	(f)	9/2/2024	7,619	7,611,940

Drugs 0.20%
Horizon Therapeutics USA Inc. 2021 Term Loan B	2.50% (1 Mo. LIBOR + 2.00%	)	3/15/2028	4,090	4,073,305

Entertainment 0.21%
Churchill Downs Incorporated 2021 Incremental Term Loan B1	2.10% (1 Mo. LIBOR + 2.00%	)	3/17/2028	4,390	4,360,676

Financial Services 0.37%
Avolon TLB Borrower 1 (US) LLC 2021 Term Loan B5	–	(f)	12/1/2027	7,619	7,612,931

Food 0.37%
JBS USA Lux S.A. 2019 Term Loan B	–	(f)	5/1/2026	7,619	7,591,452

Government 0.26%
Seminole Tribe of Florida 2018 Term Loan B	–	(f)	7/8/2024	5,333	5,323,722

Health Care Services 0.29%
Humana Inc. Term Loan	–	(f)	10/30/2023	6,000	5,921,280	(g)

Leasing 0.37%
Setanta Aircraft Leasing Designated Activity
Company Term Loan B (Ireland)(d)	–	(f)	11/5/2028	7,619	7,615,902

Lodging 0.37%
Hilton Worldwide Finance, LLC 2019 Term Loan B	–	(f)	6/22/2026	7,619	7,522,614

Miscellaneous 0.52%
Charter Communications Operating, LLC 2019
Term Loan B1	–	(f)	4/30/2025	10,576	10,539,688

Transportation: Miscellaneous 0.26%
XPO Logistics, Inc. 2018 Term Loan B	1.831% (1 Mo. LIBOR + 1.75%	)	2/24/2025	5,333	5,299,402
Total Floating Rate Loans (cost $86,201,085)					85,853,493

See Notes to Financial Statements.	91

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
FOREIGN GOVERNMENT OBLIGATIONS(d) 0.74%

Japan 0.46%
Japan Finance Organization for Municipalities	2.00%		4/21/2022	$9,350	$9,423,398

Qatar 0.28%
State of Qatar†	4.00%		3/14/2029	5,175	5,817,362
Total Foreign Government Obligations (cost $15,396,479)					15,240,760

GOVERNMENT SPONSORED ENTERPRISES COLLATERALIZED MORTGAGE OBLIGATIONS 0.07%
Federal Home Loan Mortgage Corp. Q001 XA	2.141%	#(h)	2/25/2032	11,311	1,193,988
Government National Mortgage Assoc. 2015-73 AC	2.90%	#(h)	2/16/2053	210	215,028
Total Government Sponsored Enterprises Collateralized Mortgage Obligations (cost $1,412,260)					1,409,016

GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS 7.42%
Fannie Mae or Freddie Mac(i)	3.00%		TBA	129,176	134,141,204
Federal National Mortgage Assoc.	3.50%		9/1/2047	10,286	10,971,203
Federal National Mortgage Assoc.	3.50%		3/1/2050	6,397	6,833,217
Total Government Sponsored Enterprises Pass-Throughs (cost $151,663,365)					151,945,624

MUNICIPAL BONDS 0.78%

Miscellaneous
County of Miami-Dade FL	2.786%		10/1/2037	1,295	1,308,018
Foothill-Eastern Transportation Corridor Agency	4.094%		1/15/2049	1,567	1,701,361
New Jersey Educational Facilities Authority	3.636%		9/1/2029	1,319	1,437,778
New Jersey Educational Facilities Authority	3.836%		9/1/2036	1,592	1,713,000
New York City Transitional Finance Authority Future Tax Secured Revenue	2.69%		5/1/2033	8,450	8,784,499
Regents of the University of California Medical Ce	3.006%		5/15/2050	950	1,006,238
Total Municipal Bonds (cost $15,728,386)					15,950,894

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 6.50%
Angel Oak Mortgage Trust 2020-1 A1†	2.466%	#(h)	12/25/2059	344	344,986
Atrium Hotel Portfolio Trust 2018-ATRM A†	1.04% (1 Mo. LIBOR + .95%	)#	6/15/2035	1,141	1,140,302
BBCMS Mortgage Trust 2019-BWAY A†	1.046% (1 Mo. LIBOR + .96%	)#	11/15/2034	1,510	1,507,760
BBCMS Mortgage Trust 2019-BWAY B†	1.40% (1 Mo. LIBOR + 1.31%	)#	11/15/2034	664	660,836
BHMS 2018-ATLS A†	1.34% (1 Mo. LIBOR + 1.25%	)#	7/15/2035	3,290	3,295,805
BX Trust 2018-GW A†	0.89% (1 Mo. LIBOR + .80%	)#	5/15/2035	5,060	5,058,069

92	See Notes to Financial Statements.

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
BX Trust 2021-ARIA E†	2.335% (1 Mo. LIBOR + 2.24%	)#	10/15/2036	$4,120	$4,107,745
CF Trust 2019-BOSS A1	4.75% (1 Mo. LIBOR + 3.25%	)	12/15/2021	1,690	1,560,614	(c)
Citigroup Commercial Mortgage Trust 2014-GC21 XA IO	1.315%	#(h)	5/10/2047	15,345	365,798
Citigroup Commercial Mortgage Trust 2016-GC36 D†	2.85%		2/10/2049	3,025	2,167,023
Citigroup Commercial Mortgage Trust 2016-P3 D†	2.804%	#(h)	4/15/2049	709	586,517
Commercial Mortgage Pass-Through Certificates 2014-CR19 XA IO	1.111%	#(h)	8/10/2047	2,735	57,587
Commercial Mortgage Pass-Through Certificates 2014-UBS4 D†	4.869%	#(h)	8/10/2047	4,440	3,969,731
Commercial Mortgage Pass-Through Certificates 2015-DC1 D†	4.451%	#(h)	2/10/2048	3,741	3,216,304
Commercial Mortgage Pass-Through Certificates 2015-PC1 B	4.463%	#(h)	7/10/2050	620	661,517
Commercial Mortgage Pass-Through Certificates 2015-PC1 C	4.463%	#(h)	7/10/2050	3,385	3,534,783
Commercial Mortgage Pass-Through Certificates 2015-PC1 D	4.463%	#(h)	7/10/2050	1,471	1,340,320
Connecticut Avenue Securities Trust 2021-R01 1M2†	1.60% (1 Mo. SOFR + 1.55%	)#	10/25/2041	2,570	2,585,272
Credit Suisse Mortgage Capital Certificates	1.59%		11/15/2038	5,635	5,690,248
Credit Suisse Mortgage Capital Certificates 2020-AFC1 A1†	2.24%	#(h)	2/25/2050	1,167	1,172,180
Credit Suisse Mortgage Capital Certificates 2020-SPT1 A1†	1.616%		4/25/2065	1,675	1,679,684
CSAIL Commercial Mortgage Trust 2015-C2 C	4.327%	#(h)	6/15/2057	325	312,458
CSAIL Commercial Mortgage Trust 2016-C7 D†	4.529%	#(h)	11/15/2049	1,875	1,483,823
DBWF Mortgage Trust 2018-GLKS A†	1.119% (1 Mo. LIBOR + 1.03%	)#	12/19/2030	2,000	2,003,074
Deephaven Residential Mortgage Trust 2020-1 A1†	2.339%	#(h)	1/25/2060	499	499,995
Deephaven Residential Mortgage Trust 2020-2 A1†	1.692%		5/25/2065	1,083	1,084,174
Deephaven Residential Mortgage Trust 2021-3 A1†	1.194%	#(h)	8/25/2066	5,025	5,000,775
Ellington Financial Mortgage Trust 2020-1 A1†	2.006%	#(h)	5/25/2065	1,632	1,640,500

See Notes to Financial Statements.	93

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Extended Stay America Trust 2021-ESH C†	1.79% (1 Mo. LIBOR + 1.70%	)#	7/15/2038	$3,492	$3,497,740
Fannie Mae Connecticut Avenue Securities 2021-R02 2M2†	2.05% (1 Mo. SOFR + 2.00%	)#	11/25/2041	2,460	2,464,613
Freddie Mac STACR REMIC Trust 2021-DNA6 M2†	1.55% (1 Mo. SOFR + 1.50%	)#	10/25/2041	3,080	3,087,756
Freddie Mac STACR REMIC Trust 2021-HQA3 M2†	2.15% (1 Mo. SOFR + 2.10%	)#	9/25/2041	6,085	6,090,262
Freddie Mac Structured Agency Credit Risk Debt Notes 2021-DNA7 M2†	1.848% (1 Mo. SOFR + 1.80%	)#	11/25/2041	3,100	3,109,673
GCAT Trust 2020-NQM1 A1†	2.247%		1/25/2060	285	286,158
GCAT Trust 2020-NQM2 A1†	1.555%		4/25/2065	1,844	1,850,002
Great Wolf Trust 2019-WOLF A†	1.124% (1 Mo. LIBOR + 1.03%	)#	12/15/2036	6,000	5,995,375
GS Mortgage Securities Corp. Trust 2018-RIVR A†	1.04% (1 Mo. LIBOR + .95%	)#	7/15/2035	1,346	1,337,546
GS Mortgage Securities Trust 2015-GC32 C	4.574%	#(h)	7/10/2048	685	715,547
Hilton Orlando Trust 2018-ORL A†	1.01% (1 Mo. LIBOR + .92%	)#	12/15/2034	2,060	2,058,309
HONO Mortgage Trust 2021-LULU B†	1.54% (1 Mo. LIBOR + 1.45%	)#	10/15/2036	1,490	1,492,876
HONO Mortgage Trust 2021-LULU C†	1.94% (1 Mo. LIBOR + 1.85%	)#	10/15/2036	916	917,999
Hudsons Bay Simon JV Trust 2015-HB7 B7†	4.666%		8/5/2034	2,410	2,189,840
Hudsons Bay Simon JV Trust 2015-HB7 D7†	5.331%	#(h)	8/5/2034	2,231	1,696,495
JPMorgan Chase Commercial Mortgage Securities Trust 2015-C30 C	4.406%	#(h)	7/15/2048	2,629	2,687,182
JPMorgan Chase Commercial Mortgage Securities Trust 2018-LAQ B†	1.39% (1 Mo. LIBOR + 1.30%	)#	6/15/2032	2,290	2,290,025
JPMorgan Chase Commercial Mortgage Securities Trust 2018-MINN A†	2.27% (1 Mo. LIBOR + 1.02%	)#	11/15/2035	1,026	1,030,374
JPMorgan Chase Commercial Mortgage Securities Trust 2018-WPT AFL†	1.286% (1 Mo. LIBOR + 1.20%	)#	7/5/2033	4,703	4,710,244

94	See Notes to Financial Statements.

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
MF1 Ltd. 2020-FL3 B†	3.912% (1 Mo. SOFR + 3.86%	)#	7/15/2035	$6,610	$6,692,263
New Residential Mortgage Loan Trust 2020-NQM1 A1†	2.464%	#(h)	1/26/2060	314	316,162
PFP Ltd. 2019-6 A†	1.141% (1 Mo. LIBOR + 1.05%	)#	4/14/2037	675	672,758
ReadyCap Commercial Mortgage Trust 2019-6 A†	2.833%		10/25/2052	839	849,087
Residential Mortgage Loan Trust 2020-1 A1†	2.376%	#(h)	1/26/2060	253	254,336
Starwood Mortgage Residential Trust 2020-1 A1†	2.275%	#(h)	2/25/2050	417	419,853
Starwood Mortgage Residential Trust 2020-3 A1†	1.486%	#(h)	4/25/2065	2,515	2,524,893
Verus Securitization Trust 2020-1 A1†	2.417%		1/25/2060	846	851,396
Verus Securitization Trust 2020-4 A1†	1.502%		5/25/2065	2,261	2,263,356
Verus Securitization Trust 2020-INV1 A1†	1.977%	#(h)	3/25/2060	1,827	1,836,246
Vista Point Securitization Trust 2020-1 A1†	1.763%	#(h)	3/25/2065	1,928	1,936,227
Vista Point Securitization Trust 2020-2 A1†	1.475%	#(h)	4/25/2065	1,734	1,735,196
Wells Fargo Commercial Mortgage Trust 2016-C35 C	4.176%	#(h)	7/15/2048	2,139	2,178,029
WFRBS Commercial Mortgage Trust 2014-C23 XA	0.708%	#(h)	10/15/2057	19,833	266,482
ZH Trust 2021-2 A†	2.349%		10/17/2027	6,070	6,018,193	(c)
Total Non-Agency Commercial Mortgage-Backed Securities (cost $133,254,872)					133,050,373

U.S. TREASURY OBLIGATIONS 49.71%
U.S. Treasury Bill	Zero Coupon		1/27/2022	108,517	108,509,698
U.S. Treasury Bill	Zero Coupon		4/21/2022	160,044	160,001,688
U.S. Treasury Bond	1.125%		5/15/2040	21,393	18,981,273
U.S. Treasury Bond	1.75%		8/15/2041	54,081	53,109,232
U.S. Treasury Bond	2.00%		8/15/2051	47,765	50,033,837
U.S. Treasury Bond	2.25%		8/15/2049	8,310	9,138,079
U.S. Treasury Note	0.125%		8/31/2023	113,792	113,098,580
U.S. Treasury Note	0.375%		10/31/2023	72,404	72,211,677
U.S. Treasury Note	0.75%		11/15/2024	94,745	94,526,642
U.S. Treasury Note	1.125%		10/31/2026	257,383	257,061,271
U.S. Treasury Note	1.25%		8/15/2031	82,490	81,181,760
Total U.S. Treasury Obligations (cost $1,015,555,807)					1,017,853,737
Total Long-Term Investments (cost $2,163,323,084)					2,175,344,085

See Notes to Financial Statements.	95

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2021

Investments	Principal Amount (000)	Fair Value
SHORT-TERM INVESTMENTS 3.30%

REPURCHASE AGREEMENTS 3.30%
Repurchase Agreement dated 11/30/2021, 0.00% due 12/1/2021 with Fixed Income Clearing Corp. collateralized by $14,182,000 of U.S. Treasury Note at 0.125% due 05/15/2023; $20,095,200 of U.S. Treasury Note at 0.125% due 04/30/2023;$34,000,000 of U.S. Treasury Note at 1.625% due 04/30/2023; value: $68,837,256; proceeds: $67,487,439 (cost $67,487,439)	$67,487	$67,487,439
Total Investments in Securities 109.53% (cost $2,230,810,523)		2,242,831,524
Other Assets and Liabilities – Net(j) (9.53)%		(195,082,230)
Net Assets 100.00%		$2,047,749,294

CMT	Constant Maturity Rate.
IO	Interest Only.
LIBOR	London Interbank Offered Rate.
SOFR	Secured Over Night Financing Rate.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At November 30, 2021, the total value of Rule 144A securities was $499,540,563, which represents 24.39% of net assets.
#	Variable rate security. The interest rate represents the rate in effect at November 30, 2021.
(a)	Securities purchased on a when-issued basis (See Note 2(j)).
(b)	Variable Rate is Fixed to Float: Rate remains fixed or at Zero Coupon until designated future date.
(c)	Level 3 Investment as described in Note 2(t) in the Notes to Financials. Security valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.
(d)	Foreign security traded in U.S. dollars.
(e)	Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the London Interbank Offered Rate (“LIBOR”) or the prime rate offered by major U.S. banks. The rate(s) shown is the rate(s) in effect at November 30, 2021.
(f)	Interest rate to be determined.
(g)	Level 3 Investment as described in Note 2(t) in the Notes to Financials. Floating Rate Loans categorized as Level 3 are valued based on a single quotation obtained from a dealer. Accounting principles generally accepted in the United States of America do not require the Fund to create quantitative unobservable inputs that were not developed by the Fund. Therefore, the Fund does not have access to unobservable inputs and cannot disclose such inputs in the valuation.
(h)	Interest rate is based on the weighted average interest rates of the underlying mortgages within the mortgage pool.
(i)	To-be-announced (“TBA”). Security purchased on a forward commitment basis with an approximate principal and maturity date. Actual principal and maturity will be determined upon settlement when the specific mortgage pools are assigned.
(j)	Other Assets and Liabilities – Net include net unrealized appreciation/depreciation on futures contracts and swaps as follows:

96	See Notes to Financial Statements.

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2021

Credit Default Swaps on Indexes - Sell Protection at November 30, 2021(1):

Referenced Index*	Swap Counterparty	Fund Receives (Quarterly	)	Termination Date	Notional Amount	Payments Upfront(2)	Unrealized Appreciation/ (Depreciation)	(3)	Credit Default Swap Agreements Payable at Fair Value(4)
Markit CMBX.NA.BBB-.10	Citibank	3.000%		11/17/2059	$6,600,000	$(579,024)	$ (84,143)		$(663,167)
Markit CMBX.NA.BBB-.12	Goldman Sachs	3.000%		8/17/2061	2,050,000	(180,229)	45,316		(134,913)
Markit CMBX.NA.BBB-.12	Goldman Sachs	3.000%		8/17/2061	2,050,000	(167,963)	33,050		(134,913)
Markit CMBX.NA.BBB-.12	Morgan Stanley	3.000%		8/17/2061	5,700,000	(460,169)	85,046		(375,123)
Markit CMBX.NA.BBB-.12	Morgan Stanley	3.000%		8/17/2061	4,100,000	(335,725)	65,899		(269,826)
Markit CMBX.NA.BBB-.12	Morgan Stanley	3.000%		8/17/2061	2,000,000	(160,055)	28,432		(131,623)
Total						$(1,883,165)	$173,600		$(1,709,565)

*	The Referenced Index is for the Credit Default Swaps on Indexes, which is comprised of a basket of commercial mortgage-backed securities.
(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities.
(2)	Upfront payments received/paid are presented net of amortization.
(3)	Total unrealized appreciation on Credit Default Swaps on Indexes amounted to $257,743. Total unrealized depreciation on Credit Default Swaps on Indexes amounted to $84,143.
(4)	Includes upfront payments received.

Open Futures Contracts at November 30, 2021:

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation
U.S. 10-Year Ultra Treasury Bond	March 2022	105	Long	$15,158,756	$15,423,515	$264,759
U.S. Ultra Treasury Bond	March 2022	764	Long	148,265,217	153,229,750	4,964,533
Total Unrealized Appreciation on Open Futures Contracts						$5,229,292

See Notes to Financial Statements.	97

Schedule of Investments (concluded)

CORE FIXED INCOME FUND November 30, 2021

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Depreciation
U.S. 2-Year Treasury Note	March 2022	219	Short	$(47,815,149)	$(47,902,828)	$(87,679)
U.S. 5-Year Treasury Note	March 2022	384	Short	(46,259,408)	(46,617,000)	(357,592)
U.S. Long Bond	March 2022	301	Short	(47,801,472)	(48,799,625)	(998,153)
Total Unrealized Depreciation on Open Futures Contracts						$(1,443,424)

The following is a summary of the inputs used as of November 30, 2021 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Asset-Backed Securities
Other	$–	$200,666,432	$4,200,398	$204,866,830
Remaining Industries	–	108,192,713	–	108,192,713
Corporate Bonds	–	440,980,645	–	440,980,645
Floating Rate Loans
Health Care Services	–	–	5,921,280	5,921,280
Remaining Industries	–	79,932,213	–	79,932,213
Foreign Government Obligations	–	15,240,760	–	15,240,760
Government Sponsored Enterprises Collateralized Mortgage Obligations	–	1,409,016	–	1,409,016
Government Sponsored Enterprises Pass-Throughs	–	151,945,624	–	151,945,624
Municipal Bonds	–	15,950,894	–	15,950,894
Non-Agency Commercial Mortgage-Backed Securities	–	125,471,566	7,578,807	133,050,373
U.S. Treasury Obligations	–	1,017,853,737	–	1,017,853,737
Short-Term Investments
Repurchase Agreements	–	67,487,439	–	67,487,439
Total	$–	$2,225,131,039	$17,700,485	$2,242,831,524

Other Financial Instruments
Credit Default Swap Contracts
Assets	$–	$–	$–	$–
Liabilities	–	(1,709,565)	–	(1,709,565)
Futures Contracts
Assets	5,229,292	–	–	5,229,292
Liabilities	(1,443,424)	–	–	(1,443,424)
Total	$3,785,868	$(1,709,565)	$–	$2,076,303

(1)	Refer to Note 2(t) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuer and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three- tier fair value hierarchy. When applicable each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets. Management has determined not to provide a reconciliation as the balance of Level 3 investments was not considered to be material to the Fund’s net assets at the beginning or end of the year.

98	See Notes to Financial Statements.

Schedule of Investments

CORE PLUS BOND FUND November 30, 2021

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
LONG-TERM INVESTMENTS 100.85%

ASSET-BACKED SECURITIES 16.14%

Auto Floor Plan 0.17%
Ford Credit Floorplan Master Owner Trust 2018-4 A	4.06%	11/15/2030	$603	$680,926

Automobiles 6.09%
ACC Trust 2019-1 B†	4.47%	10/20/2022	35	35,016
Avid Automobile Receivables Trust 2019-1 A†	2.62%	2/15/2024	3	2,563
Avid Automobile Receivables Trust 2019-1 B†	2.82%	7/15/2026	500	504,635
Avid Automobile Receivables Trust 2019-1 C†	3.14%	7/15/2026	500	509,247
Avid Automobile Receivables Trust 2021-1 E†	3.39%	4/17/2028	950	944,022
Carmax Auto Owner Trust 2021-1 A2A	0.22%	2/15/2024	1,295	1,294,851
Carvana Auto Receivables Trust 2020-P1†	2.84%	9/8/2027	35	34,563
Carvana Auto Receivables Trust 2021-P1†	2.16%	12/10/2027	123	123,430
Chesapeake Funding II LLC 2019-1A A1†	2.94%	4/15/2031	347	350,595
CPS Auto Receivables Trust 2017-C D†	3.79%	6/15/2023	7	6,948
CPS Auto Receivables Trust 2019-D C†	2.54%	8/15/2024	361	363,080
CPS Auto Receivables Trust 2020-B D†	4.75%	4/15/2026	293	306,104
CPS Auto Receivables Trust 2020-B E†	7.38%	6/15/2027	1,300	1,422,712
Drive Auto Receivables Trust 2017-3 D†	3.53%	12/15/2023	9	9,290
Drive Auto Receivables Trust 2019-1 D	4.09%	6/15/2026	797	815,695
Drive Auto Receivables Trust 2019-4 C	2.51%	11/17/2025	243	244,533
First Investors Auto Owner Trust 2019-2A A†	2.21%	9/16/2024	39	39,159
Flagship Credit Auto Trust 2019-3 E†	3.84%	12/15/2026	800	820,838
Flagship Credit Auto Trust 2020-3 E†	4.98%	12/15/2027	422	445,428
Flagship Credit Auto Trust 2021-1 A†	0.31%	6/16/2025	475	473,818
Ford Credit Auto Lease Trust 2021-A A2	0.19%	7/15/2023	1,378	1,377,638
Foursight Capital Automobile Receivables Trust 2018-1 E†	5.56%	1/16/2024	451	451,978
Hertz Vehicle Financing III LP 2021-2A A†	1.68%	12/27/2027	880	879,530
Mercedes-Benz Auto Lease Trust 2021-A A2	0.18%	3/15/2023	1,139	1,138,761
OneMain Direct Auto Receivables Trust 2019-1A C†	4.19%	11/14/2028	1,487	1,600,124
Prestige Auto Receivables Trust 2017-1A D†	3.61%	10/16/2023	290	290,424
Prestige Auto Receivables Trust 2021-1A E†	3.47%	3/15/2029	1,620	1,617,961
Santander Consumer Auto Receivables Trust 2020-BA F†	7.03%	8/15/2028	1,738	1,894,926
Santander Consumer Auto Receivables Trust 2021-AA F†	5.79%	8/15/2028	750	790,528
Santander Drive Auto Receivables Trust 2021-1 A2	0.29%	11/15/2023	374	373,813

See Notes to Financial Statements.	99

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Automobiles (continued)
Toyota Auto Receivables Owner Trust 2021-A A2	0.16%		7/17/2023	$1,724	$1,723,215
Tricolor Auto Securitization Trust 2021-1A E†	3.23%		9/15/2026	500	496,057
Westlake Automobile Receivables Trust 2018-2A D†	4.00%		1/16/2024	202	202,552
Westlake Automobile Receivables Trust 2019-1A C†	3.45%		3/15/2024	42	42,099
Westlake Automobile Receivables Trust 2019-2A D†	3.20%		11/15/2024	57	58,177
Westlake Automobile Receivables Trust 2019-3A B†	2.41%		10/15/2024	125	124,863
Westlake Automobile Receivables Trust 2020-3A E†	3.34%		6/15/2026	500	511,288
Westlake Automobile Receivables Trust 2021-1A F†	3.91%		9/15/2027	1,100	1,096,689
World Omni Auto Receivables Trust 2021-A A2	0.17%		2/15/2024	1,331	1,330,354
Total					24,747,504

Credit Card 0.56%
Genesis Sales Finance Master Trust 2020-AA B†	2.24%		9/22/2025	1,000	1,003,845
Perimeter Master Note Business Trust 2019-2A C†	7.06%		5/15/2024	750	776,008	(a)
Perimeter Master Note Business Trust 2021-1A B†	4.17%		5/15/2024	500	498,135	(a)
Total					2,277,988

Other 9.31%
AMMC CLO Ltd. 2016-19A BR†	1.924% (3 Mo. LIBOR + 1.80%	)#	10/16/2028	500	500,437
AMMC CLO Ltd. 2016-19A CR†	2.674% (3 Mo. LIBOR + 2.55%	)#	10/16/2028	500	500,690
AMMC CLO Ltd. 2020-23A CR†	2.123% (3 Mo. LIBOR + 2.00%	)#	10/17/2031	610	610,132
AMMC CLO Ltd. 2021-24A B†(b)	Zero Coupon	#(c)	1/20/2035	840	840,000
Amur Equipment Finance Receivables IX LLC 2021-1A D†	2.30%		11/22/2027	1,000	995,532
Arbor Realty Collateralized Loan Obligation Ltd. 2021-FL2 D†	2.59% (1 Mo. LIBOR + 2.50%	)#	5/15/2036	510	507,539
Arbor Realty Collateralized Loan Obligation Ltd. 2021-FL2 E†	3.04% (1 Mo. LIBOR + 2.95%	)#	5/15/2036	130	129,297
Arbor Realty Commercial Real Estate Notes Ltd. 2021-FL3 D†	2.29% (1 Mo. LIBOR + 2.20%	)#	8/15/2034	630	625,801
Arbor Realty Commercial Real Estate Notes Ltd. 2021-FL4 D†(b)	2.99% (1 Mo. LIBOR + 2.90%	)#	11/15/2036	800	801,136
Avant Loans Funding Trust 2021-REV1 D†	4.30%		7/15/2030	825	824,531
Bain Capital Credit CLO 2018-2A A1†	1.204% (3 Mo. LIBOR + 1.08%	)#	7/19/2031	1,000	1,000,538

100	See Notes to Financial Statements.

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)		Fair Value
Other (continued)
Bain Capital Credit CLO 2019-2A AR†	1.222% (3 Mo. LIBOR + 1.10%	)#	10/17/2032		$870	$870,650
Barings CLO Ltd. 2018-3A D†	3.032% (3 Mo. LIBOR + 2.90%	)#	7/20/2029		350	345,430
Carlyle Global Market Strategies CLO Ltd. 2015-5A BRR†	2.432% (3 Mo. LIBOR + 2.30%	)#	1/20/2032		400	400,603
CARLYLE US CLO Ltd. 2019-1A CR†	3.482% (3 Mo. LIBOR + 3.35%	)#	4/20/2031		440	438,204
CARLYLE US CLO Ltd. 2019-3A C2†	4.332% (3 Mo. LIBOR + 4.20%	)#	10/20/2032		1,000	998,750
CBAM Ltd. 2017-1A D†	3.882% (3 Mo. LIBOR + 3.75%	)#	7/20/2030		800	801,362
CIFC Funding I Ltd. 2021-1A A1†	1.234% (3 Mo. LIBOR + 1.11%	)#	4/25/2033		1,180	1,180,589
CoreVest American Finance Trust 2018-1 A†	3.804%		6/15/2051		56	57,411
Diamond Resorts Owner Trust 2017-1A B†	4.11%		10/22/2029		17	16,790
Dryden 61 CLO Ltd. 2018-61A A1R†	1.112% (3 Mo. LIBOR + .99%	)#	1/17/2032		740	739,840
Fairstone Financial Issuance Trust I 2020-1A D†(d)	6.873%		10/20/2039	CAD	781	646,240	(a)
GreatAmerica Leasing Receivables Funding LLC Series 2019-1 A4†	3.21%		2/18/2025		$110	111,927
HGI CRE CLO Ltd. 2021-FL2 B†	1.589% (1 Mo. LIBOR + 1.50%	)#	9/17/2036		980	980,749
Invesco CLO Ltd. 2021-3A B†(b)	Zero Coupon	#(c)	10/22/2034		360	360,000	(a)
Jamestown CLO VI-R Ltd. 2018-6RA A1†	1.274% (3 Mo. LIBOR + 1.15%	)#	4/25/2030		400	399,709
Kayne CLO Ltd. 2020-7A A1†	1.322% (3 Mo. LIBOR + 1.20%	)#	4/17/2033		721	721,886
Kayne CLO Ltd. 2021-10A A†	Zero Coupon	#(c)	4/23/2034		960	963,534
KKR CLO Ltd. 10 BR†	1.816% (3 Mo. LIBOR + 1.70%	)#	9/15/2029		1,250	1,249,815
KKR CLO Ltd. 30A CR†	3.246% (3 Mo. LIBOR + 2.00%	)#	10/17/2031		2,000	1,999,285
Lending Funding Trust 2020-2A D†	6.77%		4/21/2031		315	345,657
Lendmark Funding Trust 2019-1A D†	5.34%		12/20/2027		675	687,590
Lendmark Funding Trust 2021-2A D†	4.46%		4/20/2032		725	733,006
M360 LLC 2019-CRE2 AS†	2.012% (1 Mo. SOFR + 1.96%	)#	9/15/2034		519	519,749
M360 LLC 2019-CRE2 B†	2.412% (1 Mo. SOFR + 2.36%	)#	9/15/2034		258	258,383

See Notes to Financial Statements.	101

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Other (continued)
Marble Point CLO XVII Ltd. 2020-1A A†	1.432% (3 Mo. LIBOR + 1.30%	)#	4/20/2033	$429	$428,920
Mariner Finance Issuance Trust 2021-AA E†	5.40%		3/20/2036	550	583,438
Mariner Finance Issuance Trust 2021-BA E†	4.68%		11/20/2036	400	401,763
ME Funding LLC 2019-1 A2†	6.448%		7/30/2049	825	871,314
Mountain View CLO LLC 2017-1A BR†	1.872% (3 Mo. LIBOR + 1.75%	)#	10/16/2029	250	250,511
Niagara Park Clo Ltd. 2019-1A BR†	1.722% (3 Mo. LIBOR + 1.60%	)#	7/17/2032	850	850,115
Oaktree CLO Ltd. 2019-4A CR†	4.169% (3 Mo. LIBOR + 2.25%	)#	10/20/2032	570	564,728
OCP CLO Ltd. 2019-17A A1R†	1.172% (3 Mo. LIBOR + 1.04%	)#	7/20/2032	940	941,175
OCP CLO Ltd. 2019-17A BR†	1.732% (3 Mo. LIBOR + 1.60%	)#	7/20/2032	720	719,115
OneMain Financial Issuance Trust 2018-2A A†	3.57%		3/14/2033	100	103,759
OneMain Financial Issuance Trust 2019-1A A†	3.48%		2/14/2031	39	38,735
OneMain Financial Issuance Trust 2020-2A D†	3.45%		9/14/2035	280	292,966
Orange Lake Timeshare Trust 2015-AA A†	2.88%		9/8/2027	5	4,560
Orange Lake Timeshare Trust 2019-A A†	3.06%		4/9/2038	22	22,201
Planet Fitness Master Issuer LLC 2018-1A A2II†	4.666%		9/5/2048	102	104,603
Romark CLO Ltd. 2017-1A A2R†	1.774% (3 Mo. LIBOR + 1.65%	)#	10/23/2030	830	828,465
SCF Equipment Leasing LLC 2019-2A B†	2.76%		8/20/2026	402	411,063
SCF Equipment Leasing LLC 2021-1A E†	3.56%		8/20/2032	1,000	976,117
SEB Funding LLC 2021-1A A2†	4.969%		1/30/2052	850	853,046
Signal Peak CLO 2 LLC 2015-1A DR2†	2.982% (3 Mo. LIBOR + 2.85%	)#	4/20/2029	250	249,539
Sunrun Demeter Issuer 2021-2A A†	2.27%		1/30/2057	700	701,031	(a)
THL Credit Wind River Clo Ltd. 2017-3A DR†	3.974% (3 Mo. LIBOR + 3.85%	)#	4/15/2035	800	805,892
TRTX Issuer Ltd. 2019-FL3 C†	2.262% (1 Mo. SOFR + 2.21%	)#	10/15/2034	411	408,966
Upstart Securitization Trust 2021-2 B†	1.75%		6/20/2031	500	497,316
VERDE CLO Ltd. 2019-1A AR†	1.224% (3 Mo. LIBOR + 1.10%	)#	4/15/2032	1,040	1,040,130
Voya CLO Ltd. 2019-3A DR†(b)	3.263% (3 Mo. LIBOR + 3.15%	)#	10/17/2032	1,120	1,120,000
Wind River CLO Ltd. 2021-4A B†(b)	Zero Coupon	#(c)	1/20/2035	590	590,029
Total					37,822,289

102	See Notes to Financial Statements.

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Student Loan 0.01%
Pennsylvania Higher Education Assistance Agency 2006-1 B	0.394% (3 Mo. LIBOR + .27%	)#	4/25/2038	$24	$22,587
Total Asset-Backed Securities (cost $65,545,963)					65,551,294

CORPORATE BONDS 39.11%

Advertising 0.17%
Clear Channel Outdoor Holdings, Inc.†	7.75%		4/15/2028	292	305,049
National CineMedia LLC†	5.875%		4/15/2028	431	386,512
Total					691,561

Aerospace/Defense 0.89%
Boeing Co. (The)	4.875%		5/1/2025	1,230	1,348,912
Boeing Co. (The)	5.04%		5/1/2027	794	894,798
Boeing Co. (The)	5.15%		5/1/2030	451	523,837
Bombardier, Inc. (Canada)†(e)	6.00%		2/15/2028	597	593,573
TransDigm, Inc.	6.375%		6/15/2026	239	246,148
Total					3,607,268

Agriculture 0.32%
MHP Lux SA (Luxembourg)†(e)	6.25%		9/19/2029	400	377,000
MHP Lux SA (Luxembourg)†(e)	6.95%		4/3/2026	200	200,213
Viterra Finance BV (Netherlands)†(e)	3.20%		4/21/2031	708	722,308
Total					1,299,521

Airlines 0.75%
Air Canada (Canada)†(e)	3.875%		8/15/2026	348	345,698
American Airlines Group, Inc.†	3.75%		3/1/2025	297	265,010
American Airlines, Inc.†	11.75%		7/15/2025	458	556,184
British Airways 2020-1 Class A Pass Through Trust (United Kingdom)†(e)	4.25%		5/15/2034	469	506,949
Delta Air Lines, Inc.†	7.00%		5/1/2025	517	594,359
Delta Air Lines, Inc./SkyMiles IP Ltd.†	4.50%		10/20/2025	247	259,061
Delta Air Lines, Inc./SkyMiles IP Ltd.†	4.75%		10/20/2028	251	275,300
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd.†	5.75%		1/20/2026	249	254,973
Total					3,057,534

Apparel 0.07%
Levi Strauss & Co.†	3.50%		3/1/2031	293	298,318

See Notes to Financial Statements.	103

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Auto Manufacturers 0.96%
Ford Motor Co.	3.25%		2/12/2032	$1,817	$1,819,980
General Motors Financial Co., Inc.	3.60%		6/21/2030	1,938	2,056,890
Total					3,876,870

Auto Parts & Equipment 0.13%
American Axle & Manufacturing, Inc.	6.50%		4/1/2027	270	280,462
Tenneco, Inc.	5.375%		12/15/2024	257	254,541
Total					535,003

Banks 6.49%
AIB Group plc (Ireland)†(e)	4.75%		10/12/2023	1,050	1,116,534
Bank of America Corp.	2.087% (SOFR + 1.06%	)#	6/14/2029	609	601,170
Bank of America Corp.	2.687% (SOFR + 1.32%	)#	4/22/2032	1,032	1,045,641
Bank of America Corp.	3.593% (3 Mo. LIBOR + 1.37%	)#	7/21/2028	1,956	2,104,722
Bank of America Corp.	3.97% (3 Mo. LIBOR + 1.07%	)#	3/5/2029	1,014	1,115,642
BankUnited, Inc.	5.125%		6/11/2030	962	1,106,651
BNP Paribas SA (France)†(e)	4.375% (5 Yr. Swap rate + 1.48%	)#	3/1/2033	815	888,504
CIT Group, Inc.	6.125%		3/9/2028	230	271,668
Citigroup, Inc.	3.887% (3 Mo. LIBOR + 1.56%	)#	1/10/2028	1,040	1,128,305
Citigroup, Inc.	3.98% (3 Mo. LIBOR + 1.34%	)#	3/20/2030	1,539	1,706,075
Danske Bank A/S (Denmark)†(e)	5.375%		1/12/2024	200	216,202
Discover Bank	4.682% (5 Yr. Swap rate + 1.73%	)#	8/9/2028	750	787,253
Goldman Sachs Group, Inc. (The)	2.383% (SOFR + 1.25%	)#	7/21/2032	1,451	1,424,755
Macquarie Bank Ltd. (Australia)†(e)	3.624%		6/3/2030	696	722,089
Macquarie Group Ltd. (Australia)†(e)	2.691% (SOFR + 1.44%	)#	6/23/2032	980	976,253
Macquarie Group Ltd. (Australia)†(e)	4.654% (3 Mo. LIBOR + 1.73%	)#	3/27/2029	284	321,939
Morgan Stanley	2.239% (SOFR + 1.18%	)#	7/21/2032	579	567,840
Morgan Stanley	2.484% (SOFR + 1.36%	)#	9/16/2036	1,170	1,133,048

104	See Notes to Financial Statements.

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2021

Investments	Interest Rate		Maturity Date		Principal Amount (000)	Fair Value
Banks (continued)
Morgan Stanley	4.431% (3 Mo. LIBOR + 1.63%	)#	1/23/2030		$1,046	$1,194,062
Morgan Stanley	5.875% (3 Mo. LIBOR + 4.44%	)#	–	(f)	306	345,057
National Australia Bank Ltd. (Australia)†(e)	2.99%		5/21/2031		394	396,675
National Australia Bank Ltd. (Australia)†(e)	3.933% (5 Yr. Treasury CMT + 1.88%	)#	8/2/2034		925	992,295
Santander Holdings USA, Inc.	4.40%		7/13/2027		1,025	1,131,299
UBS AG (Switzerland)(e)	5.125%		5/15/2024		2,045	2,200,931
Western Alliance Bancorp	3.00% (SOFR + 2.25%	)#	6/15/2031		595	608,895
Westpac Banking Corp. (Australia)(e)	2.894% (5 Yr. Treasury CMT + 1.35%	)#	2/4/2030		458	469,010
Westpac Banking Corp. (Australia)(e)	4.11% (5 Yr. Treasury CMT + 2.00%	)#	7/24/2034		550	596,976
Westpac Banking Corp. (Australia)(e)	4.322% (5 Yr. ICE Swap rate + 2.24%	)#	11/23/2031		1,088	1,181,077
Total						26,350,568

Beverages 0.10%
Triton Water Holdings, Inc.†	6.25%		4/1/2029		408	396,923

Building Materials 0.21%
Builders FirstSource, Inc.†	4.25%		2/1/2032		397	399,352
Cemex SAB de CV (Mexico)†(e)	5.45%		11/19/2029		410	430,107
Total						829,459

Chemicals 0.77%
Ashland LLC	6.875%		5/15/2043		60	75,882
Braskem Netherlands Finance BV (Netherlands)†(e)	4.50%		1/31/2030		380	380,648
CVR Partners LP/CVR Nitrogen Finance Corp.†	6.125%		6/15/2028		487	505,974
OCP SA (Malaysia)†(e)	3.75%		6/23/2031		590	570,471
Phosagro OAO Via Phosagro Bond Funding DAC (Ireland)†(e)	2.60%		9/16/2028		1,230	1,207,225
Unifrax Escrow Issuer Corp.†	7.50%		9/30/2029		408	396,343
Total						3,136,543

Coal 0.18%
SunCoke Energy, Inc.†	4.875%		6/30/2029		617	600,508
Warrior Met Coal, Inc.†	8.00%		11/1/2024		111	113,611
Total						714,119

See Notes to Financial Statements.	105

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Commercial Services 0.42%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.†	5.375%		3/1/2029	$334	$342,293
Rent-A-Center, Inc.†	6.375%		2/15/2029	538	552,677
United Rentals North America, Inc.	3.875%		11/15/2027	525	545,330
United Rentals North America, Inc.	4.00%		7/15/2030	268	273,403
Total					1,713,703

Computers 0.53%
CA Magnum Holdings (Mauritius)†(e)	5.375%		10/31/2026	380	389,025
Dell International LLC/EMC Corp.	6.02%		6/15/2026	115	133,957
Dell International LLC/EMC Corp.	8.35%		7/15/2046	972	1,624,687
Total					2,147,669

Cosmetics/Personal Care 0.10%
Coty, Inc.†	5.00%		4/15/2026	387	395,005

Diversified Financial Services 3.24%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)(e)	3.30%		1/30/2032	308	310,586
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)(e)	4.875%		1/16/2024	1,050	1,122,467
Aircastle Ltd.†	2.85%		1/26/2028	1,551	1,560,246
Ally Financial, Inc.	4.70% (5 Yr. Treasury CMT + 3.87%	)#	5/15/2026	263	272,041
Ally Financial, Inc.	8.00%		11/1/2031	1,282	1,814,750
Aviation Capital Group LLC†	1.95%		1/30/2026	315	309,332
Aviation Capital Group LLC†	5.50%		12/15/2024	1,177	1,296,531
Avolon Holdings Funding Ltd. (Ireland)†(e)	2.125%		2/21/2026	660	646,564
Avolon Holdings Funding Ltd. (Ireland)†(e)	3.95%		7/1/2024	500	524,447
Avolon Holdings Funding Ltd. (Ireland)†(e)	4.25%		4/15/2026	1,084	1,158,190
Avolon Holdings Funding Ltd. (Ireland)†(e)	5.25%		5/15/2024	418	450,001
Brightsphere Investment Group, Inc.	4.80%		7/27/2026	87	90,220
Coinbase Global, Inc.†	3.375%		10/1/2028	409	385,121
Global Aircraft Leasing Co. Ltd. PIK 7.25%†	6.50%		9/15/2024	412	394,344
Nationstar Mortgage Holdings, Inc.†	5.50%		8/15/2028	269	268,416
Navient Corp.	6.75%		6/25/2025	879	949,149
Neuberger Berman Group LLC/Neuberger Berman Finance Corp.†	4.50%		3/15/2027	20	22,296
Neuberger Berman Group LLC/Neuberger Berman Finance Corp.†	4.875%		4/15/2045	303	365,203
OneMain Finance Corp.	5.375%		11/15/2029	345	363,759

106	See Notes to Financial Statements.

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2021

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Diversified Financial Services (continued)
Park Aerospace Holdings Ltd. (Ireland)†(e)	5.50%	2/15/2024	$382	$411,516
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc.†	3.625%	3/1/2029	429	420,195
Total				13,135,374

Electric 1.43%
Alfa Desarrollo S.p.A. (Chile)†(e)	4.55%	9/27/2051	469	447,508
Ausgrid Finance Pty Ltd. (Australia)†(e)	4.35%	8/1/2028	772	872,247
Calpine Corp.†	5.00%	2/1/2031	439	423,165
Cikarang Listrindo Tbk PT (Indonesia)†(e)	4.95%	9/14/2026	550	560,797
FirstEnergy Corp.	4.40%	7/15/2027	556	594,954
IPALCO Enterprises, Inc.	4.25%	5/1/2030	779	866,089
NRG Energy, Inc.†	4.45%	6/15/2029	1,100	1,201,043
Oglethorpe Power Corp.	5.95%	11/1/2039	340	457,777
Pennsylvania Electric Co.†	3.60%	6/1/2029	375	396,964
Total				5,820,544

Energy-Alternate Sources 0.16%
Renewable Energy Group, Inc.†	5.875%	6/1/2028	375	382,222
TerraForm Power Operating LLC†	4.75%	1/15/2030	245	249,211
Total				631,433

Engineering & Construction 0.47%
Cellnex Finance Co. S.A. (Spain)†(e)	3.875%	7/7/2041	500	487,390
Fluor Corp.	4.25%	9/15/2028	1,015	1,036,929
IEA Energy Services LLC†	6.625%	8/15/2029	409	397,654
Total				1,921,973

Entertainment 0.68%
Affinity Gaming†	6.875%	12/15/2027	540	554,710
Caesars Entertainment, Inc.†	4.625%	10/15/2029	271	264,607
Caesars Entertainment, Inc.†	8.125%	7/1/2027	456	500,950
Live Nation Entertainment, Inc.†	3.75%	1/15/2028	404	389,052
Live Nation Entertainment, Inc.†	4.75%	10/15/2027	283	283,320
Mohegan Gaming & Entertainment†	8.00%	2/1/2026	251	254,813
Scientific Games International, Inc.†	7.25%	11/15/2029	336	371,088
Scientific Games International, Inc.†	8.25%	3/15/2026	145	152,803
Total				2,771,343

See Notes to Financial Statements.	107

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2021

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Environmental Control 0.20%
Madison IAQ LLC†	5.875%	6/30/2029	$598	$576,269
Stericycle, Inc.†	3.875%	1/15/2029	226	220,671
Total				796,940

Food 0.36%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC†	4.875%	2/15/2030	263	280,013
FAGE International SA/FAGE USA Dairy Industry, Inc. (Luxembourg)†(b)(e)	5.625%	8/15/2026	200	204,130
Kraft Heinz Foods Co.	4.375%	6/1/2046	510	591,012
SEG Holding LLC/SEG Finance Corp.†	5.625%	10/15/2028	375	394,204
Total				1,469,359

Forest Products & Paper 0.09%
Mercer International, Inc. (Canada)(e)	5.125%	2/1/2029	346	342,381

Gas 0.33%
National Fuel Gas Co.	3.95%	9/15/2027	689	723,974
National Fuel Gas Co.	5.50%	1/15/2026	558	632,683
Total				1,356,657

Health Care-Services 1.34%
Acadia Healthcare Co., Inc.†	5.00%	4/15/2029	253	257,304
Centene Corp.	2.45%	7/15/2028	218	214,263
Centene Corp.	2.625%	8/1/2031	182	175,791
Centene Corp.	3.375%	2/15/2030	271	273,287
Centene Corp.	4.25%	12/15/2027	292	303,302
CHS/Community Health Systems, Inc.†	4.75%	2/15/2031	331	326,552
DaVita, Inc.†	3.75%	2/15/2031	298	276,842
Encompass Health Corp.	4.50%	2/1/2028	270	273,212
HCA, Inc.	4.125%	6/15/2029	888	977,043
HCA, Inc.	4.50%	2/15/2027	354	389,750
HCA, Inc.	5.25%	6/15/2026	130	146,364
Radiology Partners, Inc.†	9.25%	2/1/2028	713	728,016
Surgery Center Holdings, Inc.†	6.75%	7/1/2025	44	44,478
Surgery Center Holdings, Inc.†	10.00%	4/15/2027	197	210,205
Tenet Healthcare Corp.†	6.25%	2/1/2027	223	231,340
Tenet Healthcare Corp.	6.75%	6/15/2023	140	149,013
Universal Health Services, Inc.†	2.65%	10/15/2030	489	474,968
Total				5,451,730

108	See Notes to Financial Statements.

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2021

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Home Builders 0.70%
Century Communities, Inc.	6.75%	6/1/2027	$260	$273,244
Installed Building Products, Inc.†	5.75%	2/1/2028	266	278,815
NVR, Inc.	3.00%	5/15/2030	754	786,401
PulteGroup, Inc.	6.375%	5/15/2033	597	776,667
Toll Brothers Finance Corp.	3.80%	11/1/2029	530	561,055
Toll Brothers Finance Corp.	4.35%	2/15/2028	121	130,996
Toll Brothers Finance Corp.	4.875%	3/15/2027	43	47,493
Total				2,854,671

Housewares 0.16%
Newell Brands, Inc.	5.875%	4/1/2036	207	253,114
SWF Escrow Issuer Corp.†	6.50%	10/1/2029	421	404,760
Total				657,874

Insurance 0.39%
Assurant, Inc.	2.65%	1/15/2032	283	279,508
Assurant, Inc.	3.70%	2/22/2030	312	337,692
First American Financial Corp.	2.40%	8/15/2031	529	515,475
Protective Life Corp.	8.45%	10/15/2039	275	444,390
Total				1,577,065

Internet 0.69%
GrubHub Holdings, Inc.†	5.50%	7/1/2027	527	529,498
Match Group Holdings II LLC†	4.125%	8/1/2030	520	516,675
Match Group Holdings II LLC†	5.625%	2/15/2029	156	167,235
Netflix, Inc.†	4.875%	6/15/2030	234	271,352
Netflix, Inc.	6.375%	5/15/2029	559	694,390
Uber Technologies, Inc.†	4.50%	8/15/2029	351	348,148
Uber Technologies, Inc.†	8.00%	11/1/2026	270	287,825
Total				2,815,123

Investment Companies 0.12%
Owl Rock Capital Corp.	2.875%	6/11/2028	492	481,052

Iron-Steel 0.41%
Steel Dynamics, Inc.	5.00%	12/15/2026	990	1,011,686
United States Steel Corp.	6.875%	3/1/2029	631	662,250
Total				1,673,936

See Notes to Financial Statements.	109

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2021

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Leisure Time 0.28%
Life Time, Inc.†	5.75%	1/15/2026	$589	$597,791
NCL Finance Ltd.†	6.125%	3/15/2028	379	370,323
Royal Caribbean Cruises Ltd.†	11.50%	6/1/2025	141	157,614
Total				1,125,728

Lodging 0.22%
Boyd Gaming Corp.	4.75%	12/1/2027	162	164,643
Boyd Gaming Corp.†	4.75%	6/15/2031	215	214,194
Hilton Domestic Operating Co., Inc.	4.875%	1/15/2030	114	119,871
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.†	5.25%	5/15/2027	390	383,229
Total				881,937

Machinery: Construction & Mining 0.10%
Vertiv Group Corp.†	4.125%	11/15/2028	409	408,585

Machinery-Diversified 0.50%
nVent Finance Sarl (Luxembourg)(e)	4.55%	4/15/2028	1,279	1,430,175
TK Elevator US Newco, Inc.†	5.25%	7/15/2027	582	592,747
Total				2,022,922

Media 1.04%
CCO Holdings LLC/CCO Holdings Capital Corp.†	4.75%	3/1/2030	413	423,765
Charter Communications Operating LLC/Charter Communications Operating Capital	2.25%	1/15/2029	1,925	1,867,150
Diamond Sports Group LLC/Diamond Sports Finance Co.†	5.375%	8/15/2026	621	276,305
Nexstar Media, Inc.†	5.625%	7/15/2027	247	256,556
Time Warner Cable LLC	7.30%	7/1/2038	981	1,409,426
Total				4,233,202

Mining 1.47%
Alcoa Nederland Holding BV (Netherlands)†(e)	4.125%	3/31/2029	381	389,165
FMG Resources August 2006 Pty Ltd. (Australia)†(e)	4.375%	4/1/2031	438	444,649
FMG Resources August 2006 Pty Ltd. (Australia)†(e)	4.50%	9/15/2027	320	332,202
Freeport-McMoRan, Inc.	4.125%	3/1/2028	673	692,217
Freeport-McMoRan, Inc.	4.625%	8/1/2030	543	574,320
Glencore Funding LLC†	2.85%	4/27/2031	621	618,392
Glencore Funding LLC†	4.875%	3/12/2029	2,071	2,358,412
Hecla Mining Co.	7.25%	2/15/2028	164	175,781
Novelis Corp.†	3.875%	8/15/2031	414	400,162
Total				5,985,300

110	See Notes to Financial Statements.

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2021

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Miscellaneous Manufacturing 0.08%
Amsted Industries, Inc.†	4.625%	5/15/2030	$312	$315,278

Oil & Gas 4.55%
Apache Corp.	4.375%	10/15/2028	345	364,216
Apache Corp.	4.625%	11/15/2025	273	288,999
California Resources Corp.†	7.125%	2/1/2026	296	305,516
Callon Petroleum Co.†	8.00%	8/1/2028	567	556,094
Cenovus Energy, Inc. (Canada)(e)	3.75%	2/15/2052	384	377,686
Civitas Resources, Inc.†	5.00%	10/15/2026	400	396,000
Colgate Energy Partners III LLC†	7.75%	2/15/2026	560	596,439
Comstock Resources, Inc.†	6.75%	3/1/2029	474	493,939
Continental Resources, Inc.†	5.75%	1/15/2031	333	388,533
Diamondback Energy, Inc.	3.50%	12/1/2029	1,838	1,930,439
Diamondback Energy, Inc.	4.75%	5/31/2025	103	112,932
Eni S.p.A. (Italy)†(e)	5.70%	10/1/2040	300	390,011
Gulfport Energy Operating Corp.†	8.00%	5/17/2026	704	757,836
Helmerich & Payne, Inc.†	2.90%	9/29/2031	644	630,142
Hilcorp Energy I LP/Hilcorp Finance Co.†	5.75%	2/1/2029	637	628,044
Hilcorp Energy I LP/Hilcorp Finance Co.†	6.25%	11/1/2028	163	165,812
Laredo Petroleum, Inc.	9.50%	1/15/2025	920	917,291
Lundin Energy Finance BV (Netherlands)†(e)	3.10%	7/15/2031	300	303,529
MEG Energy Corp. (Canada)†(e)	5.875%	2/1/2029	585	581,388
MEG Energy Corp. (Canada)†(e)	7.125%	2/1/2027	715	732,231
Murphy Oil Corp.	5.875%	12/1/2027	436	444,722
Occidental Petroleum Corp.	6.125%	1/1/2031	788	919,478
Ovintiv, Inc.	6.50%	2/1/2038	363	463,179
PBF Holding Co. LLC/PBF Finance Corp.†	9.25%	5/15/2025	408	381,480
Petroleos Mexicanos (Mexico)(e)	4.50%	1/23/2026	614	602,392
Petroleos Mexicanos (Mexico)(e)	5.35%	2/12/2028	346	333,395
Qatar Petroleum (Qatar)†(e)	3.125%	7/12/2041	800	804,044
Range Resources Corp.†	8.25%	1/15/2029	595	656,600
SA Global Sukuk Ltd.†	2.694%	6/17/2031	800	800,245
SM Energy Co.	5.625%	6/1/2025	334	331,450
SM Energy Co.	6.75%	9/15/2026	178	178,845
Southwestern Energy Co.	7.75%	10/1/2027	340	365,075
Tengizchevroil Finance Co. International Ltd. (Kazakhstan)†(e)	3.25%	8/15/2030	450	444,861
Transocean Guardian Ltd.†	5.875%	1/15/2024	304	286,598
Viper Energy Partners LP†	5.375%	11/1/2027	531	548,080
Total				18,477,521

See Notes to Financial Statements.	111

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Oil & Gas Services 0.27%
NOV, Inc.	3.60%		12/1/2029	$671	$689,563
Weatherford International Ltd.†	8.625%		4/30/2030	400	392,740
Total					1,082,303

Packaging & Containers 0.15%
Ball Corp.	2.875%		8/15/2030	657	625,218

Pharmaceuticals 1.09%
180 Medical, Inc.†	3.875%		10/15/2029	616	605,824
Bayer Corp.†	6.65%		2/15/2028	203	247,785
Bayer US Finance II LLC†	4.25%		12/15/2025	1,694	1,845,213
Bayer US Finance II LLC†	4.375%		12/15/2028	992	1,115,046
Becton Dickinson & Co.	1.148% (3 Mo. LIBOR + 1.03%	)#	6/6/2022	617	619,920
Total					4,433,788

Pipelines 1.46%
Buckeye Partners LP	6.375% (3 Mo. LIBOR + 4.02%	)#	1/22/2078	361	319,714
Cheniere Corpus Christi Holdings LLC	3.70%		11/15/2029	511	546,323
Galaxy Pipeline Assets Bidco Ltd. (United Arab Emirates)†(e)	3.25%		9/30/2040	802	804,173
NGPL PipeCo LLC†	3.25%		7/15/2031	805	816,475
NGPL PipeCo LLC†	4.875%		8/15/2027	600	670,347
Sabine Pass Liquefaction LLC	5.875%		6/30/2026	1,578	1,815,753
Venture Global Calcasieu Pass LLC†	4.125%		8/15/2031	386	395,419
Western Midstream Operating LP	5.30%		2/1/2030	521	561,534
Total					5,929,738

REITS 2.01%
American Campus Communities Operating Partnership LP	3.875%		1/30/2031	1,005	1,117,750
American Homes 4 Rent LP	2.375%		7/15/2031	597	591,400
Blackstone Mortgage Trust, Inc.†	3.75%		1/15/2027	618	609,614
EPR Properties	3.75%		8/15/2029	748	766,887
EPR Properties	4.95%		4/15/2028	823	901,717
Goodman US Finance Three LLC†	3.70%		3/15/2028	1,120	1,213,628
Invitation Homes Operating Partnership LP	2.00%		8/15/2031	937	889,746
Invitation Homes Operating Partnership LP	2.30%		11/15/2028	399	396,172
MPT Operating Partnership LP/MPT Finance Corp.	4.625%		8/1/2029	879	918,946
Physicians Realty LP	2.625%		11/1/2031	735	735,188
Total					8,141,048

112	See Notes to Financial Statements.

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2021

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Retail 1.06%
Carvana Co.†	5.875%	10/1/2028	$626	$629,346
CEC Entertainment LLC†	6.75%	5/1/2026	569	555,438
Gap, Inc. (The)†	3.875%	10/1/2031	395	378,635
L Brands, Inc.†	6.625%	10/1/2030	262	291,064
LBM Acquisition LLC†	6.25%	1/15/2029	399	382,613
Macy’s Retail Holdings LLC	4.50%	12/15/2034	400	394,014
Murphy Oil USA, Inc.	4.75%	9/15/2029	500	519,323
Party City Holdings, Inc.†	8.75%	2/15/2026	506	511,156
Staples, Inc.†	7.50%	4/15/2026	395	392,780
Yum! Brands, Inc.†	7.75%	4/1/2025	235	247,961
Total				4,302,330

Semiconductors 0.48%
Microchip Technology, Inc.	4.333%	6/1/2023	598	626,307
Skyworks Solutions, Inc.	3.00%	6/1/2031	872	885,303
TSMC Arizona Corp.	3.25%	10/25/2051	410	441,771
Total				1,953,381

Software 0.70%
MSCI, Inc.†	3.625%	11/1/2031	397	404,539
Oracle Corp.	2.875%	3/25/2031	1,110	1,136,817
Twilio, Inc.	3.875%	3/15/2031	260	258,582
VMware, Inc.	4.70%	5/15/2030	905	1,051,640
Total				2,851,578

Telecommunications 0.39%
Frontier Communications Holdings LLC†	5.00%	5/1/2028	475	477,209
LogMeIn, Inc.†	5.50%	9/1/2027	270	269,047
Sprint Capital Corp.	6.875%	11/15/2028	212	262,066
Xiaomi Best Time International Ltd. (Hong Kong)†(e)	4.10%	7/14/2051	570	591,916
Total				1,600,238

Toys/Games/Hobbies 0.14%
Hasbro, Inc.	3.00%	11/19/2024	395	412,929
Mattel, Inc.	5.45%	11/1/2041	137	161,822
Total				574,751

See Notes to Financial Statements.	113

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Transportation 0.16%
Seaspan Corp. (Hong Kong)†(e)	5.50%		8/1/2029	$409	$406,522
Watco Cos LLC/Watco Finance Corp.†	6.50%		6/15/2027	238	249,871
Total					656,393

Trucking & Leasing 0.10%
Fortress Transportation and Infrastructure Investors LLC†	5.50%		5/1/2028	415	407,605
Total Corporate Bonds (cost $158,231,102)					158,816,363

FLOATING RATE LOANS(g) 3.00%

Advertising 0.34%
Lamar Media Corporation 2020 Term Loan B	1.589% (1 Mo. LIBOR + 1.5%	)	2/5/2027	1,397	1,391,694

Aerospace/Defense 0.07%
WP CPP Holdings, LLC 2018 Term Loan	4.75% (3 Mo. LIBOR + 3.75% (3 Mo. LIBOR + 3.75%	) )	4/30/2025	288	277,707

Air Transportation 0.27%
AAdvantage Loyalty IP Ltd. 2021 Term Loan	5.50% (3 Mo. LIBOR + 4.75%	)	4/20/2028	515	530,128
United Airlines, Inc. 2021 Term Loan B	4.50% (3 Mo. LIBOR + 3.75%	)	4/21/2028	578	578,059
Total					1,108,187

Auto Parts: Original Equipment 0.15%
Truck Hero, Inc. 2021 Term Loan B	4.00% (1 Mo. LIBOR + 3.25%	)	1/31/2028	600	596,304

Automotive 0.07%
American Trailer World Corp. Term Loan B	4.50% (1 Mo. LIBOR + 3.75%	)	3/3/2028	274	272,027

Business Services 0.29%
Employbridge LLC 2021 Term Loan B	5.50% (3 Mo. LIBOR + 4.75%	)	7/14/2028	734	725,948
Trans Union, LLC 2021 2nd Lien Term Loan	–	(h)	11/16/2029	99	98,806	(i)
Trans Union, LLC 2021 Term Loan B6(j)	–	(h)	11/16/2028	368	365,868
Total					1,190,622

114	See Notes to Financial Statements.

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Computer Software 0.25%
Polaris Newco LLC USD Term Loan B	4.50% (6 Mo. LIBOR + 4.00%	)	6/2/2028	$415	$414,439
Red Planet Borrower, LLC Term Loan B	4.25% (3 Mo. LIBOR + 3.75%	)	10/2/2028	590	586,165
Total					1,000,604

Entertainment 0.34%
Playtika Holding Corp 2021 Term Loan	2.84% (1 Mo. LIBOR + 2.75%	)	3/13/2028	619	616,371
Scientific Games International, Inc. 2018 Term Loan B5	–	(h)	8/14/2024	790	785,228
Total					1,401,599

Gaming 0.10%
Twin River Worldwide Holdings, Inc. 2021 Term Loan B	3.75% (6 Mo. LIBOR + 3.25%	)	8/6/2028	400	398,500

Health Care Services 0.07%
MED ParentCo LP 1st Lien Term Loan	4.34% (1 Mo. LIBOR + 4.25%	)	8/31/2026	300	298,925

Household Furnishings 0.10%
Springs Windows Fashions, LLC 2021 Term Loan B	4.75% (1 Mo. LIBOR + 4.00%	)	10/6/2028	400	395,334

Oil 0.15%
Brazos Delaware II, LLC Term Loan B	4.091% (1 Mo. LIBOR + 4.00%	)	5/21/2025	621	607,827

Oil: Integrated Domestic 0.12%
BCP Raptor II, LLC 1st Lien Term Loan	4.84% (1 Mo. LIBOR + 4.75%	)	11/3/2025	479	477,862

Retail 0.29%
Foundation Building Materials Holding Company LLC 2021 Term Loan	–	(h)	2/3/2028	600	593,925
Harbor Freight Tools USA, Inc. 2021 Term Loan B	3.25% (1 Mo. LIBOR + 2.75%	)	10/19/2027	598	594,153
Total					1,188,078

Retail: Specialty 0.15%
Restoration Hardware, Inc. Term Loan B	–	(h)	10/20/2028	600	597,498

See Notes to Financial Statements.	115

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Services 0.07%
KUEHG Corp. 2018 Incremental Term Loan	4.75% (3 Mo. LIBOR + 3.75%	)	2/21/2025	$301	$295,871

Technology 0.10%
PUG LLC USD Term Loan	3.59% (1 Mo. LIBOR + 3.50%	)	2/12/2027	400	394,000

Telecommunications 0.07%
SSH Group Holdings, Inc. 2018 1st Lien Term Loan	4.382% (3 Mo. LIBOR + 4.25%	)	7/30/2025	304	292,269
Total Floating Rate Loans (cost $12,177,501)					12,184,908

FOREIGN GOVERNMENT OBLIGATIONS(e) 1.25%

Egypt 0.21%
Egypt Government International Bond†	5.80%		9/30/2027	930	867,783

Nigeria 0.19%
Republic of Nigeria†	7.143%		2/23/2030	800	762,328

Qatar 0.55%
Qatar Government International Bond†	3.75%		4/16/2030	2,000	2,229,680

Saudi Arabia 0.24%
Saudi International Bond†	3.625%		3/4/2028	900	980,151

Sri Lanka 0.06%
Republic of Sri Lanka†	5.875%		7/25/2022	290	220,035
Total Foreign Government Obligations (cost $5,211,474)					5,059,977

GOVERNMENT SPONSORED ENTERPRISES COLLATERALIZED MORTGAGE OBLIGATIONS 0.00%
Government National Mortgage Assoc. 2017-76 AS (cost $7,980)	2.65%		11/16/2050	8	8,186

GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS 2.72%
Fannie Mae or Freddie Mac(k)	3.00%		TBA	7,997	8,304,385
Federal National Mortgage Assoc.	3.50%		9/1/2047	1,588	1,693,622
Federal National Mortgage Assoc.	3.50%		3/1/2050	961	1,026,793
Total Government Sponsored Enterprises Pass-Throughs (cost $10,948,959)					11,024,800

MUNICIPAL BONDS 0.39%

Miscellaneous
County of Miami-Dade FL	2.786%		10/1/2037	315	318,167
Foothill-Eastern Transportation Corridor Agency	4.094%		1/15/2049	221	239,950

116	See Notes to Financial Statements.

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Miscellaneous (continued)
New Jersey Educational Facilities Authority	3.636%		9/1/2029	$182	$198,389
State of Illinois	5.10%		6/1/2033	710	830,660
Total Municipal Bonds (cost $1,492,498)					1,587,166

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 9.33%
1345 Avenue of the Americas & Park Avenue Plaza Trust 2005-1 A3†	5.278%		8/10/2035	34	36,459
Angel Oak Mortgage Trust 2020-1 A1†	2.466%	#(l)	12/25/2059	51	51,062
Atrium Hotel Portfolio Trust 2018-ATRM A†	1.04% (1 Mo. LIBOR + .95%	)#	6/15/2035	450	449,725
BAMLL Commercial Mortgage Securities Trust 2019-AHT B†	1.69% (1 Mo. LIBOR + 1.60%	)#	3/15/2034	100	100,013
BBCMS Mortgage Trust 2018-TALL E†	2.527% (1 Mo. LIBOR + 2.44%	)#	3/15/2037	64	61,369
BBCMS Mortgage Trust 2019-BWAY A†	1.046% (1 Mo. LIBOR + .96%	)#	11/15/2034	311	310,539
BBCMS Mortgage Trust 2019-BWAY B†	1.40% (1 Mo. LIBOR + 1.31%	)#	11/15/2034	87	86,585
BBCMS Mortgage Trust 2019-BWAY C†	1.70% (1 Mo. LIBOR + 1.61%	)#	11/15/2034	350	345,765
BB-UBS Trust 2012-SHOW A†	3.43%		11/5/2036	175	182,064
BFLD 2019-DPLO E†	2.33% (1 Mo. LIBOR + 2.24%	)#	10/15/2034	650	638,236
BFLD 2019-DPLO F†	2.63% (1 Mo. LIBOR + 2.54%	)#	10/15/2034	410	399,945
BHMS 2018-ATLS A†	1.34% (1 Mo. LIBOR + 1.25%	)#	7/15/2035	550	550,970
BHMS 2018-ATLS C†	1.99% (1 Mo. LIBOR + 1.90%	)#	7/15/2035	2,000	1,994,904
BX Commercial Mortgage Trust 2019-XL C†	1.34% (1 Mo. LIBOR + 1.25%	)#	10/15/2036	128	127,286
BX Commercial Mortgage Trust 2019-XL D†	1.54% (1 Mo. LIBOR + 1.45%	)#	10/15/2036	145	144,183
BX Commercial Mortgage Trust 2019-XL E†	1.89% (1 Mo. LIBOR + 1.80%	)#	10/15/2036	85	84,770
BX Commercial Mortgage Trust 2021-VOLT A†	0.79% (1 Mo. LIBOR + .70%	)#	9/15/2036	690	687,532
BX Trust 2018-GW A†	0.89% (1 Mo. LIBOR + .80%	)#	5/15/2035	55	54,979
BX Trust 2021-ARIA E†	2.335% (1 Mo. LIBOR + 2.24%	)#	10/15/2036	2,000	1,994,051

See Notes to Financial Statements.	117

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
BX Trust 2021-ARIA F†	2.684% (1 Mo. LIBOR + 2.59%	)#	10/15/2036	$1,000	$997,362
CF Trust 2019-BOSS A1	4.75% (1 Mo. LIBOR + 3.25%	)	12/15/2021	222	205,004	(a)
CHT 2017-COSMO Mortgage Trust F†	3.831% (1 Mo. LIBOR + 3.74%	)#	11/15/2036	1,000	1,002,756
CIM Retail Portfolio Trust 2021-RETL E†	3.84% (1 Mo. LIBOR + 3.75%	)#	8/15/2036	1,150	1,144,319
Citigroup Commercial Mortgage Trust 2016-GC36 AS	3.849%		2/10/2049	98	104,183
Citigroup Commercial Mortgage Trust 2016-GC36 D†	2.85%		2/10/2049	485	347,440
Citigroup Commercial Mortgage Trust 2016-P3 D†	2.804%	#(l)	4/15/2049	25	20,681
Commercial Mortgage Pass-Through Certificates 2012-LTRT A2†	3.40%		10/5/2030	100	99,497
Commercial Mortgage Pass-Through Certificates 2014-UBS4 D†	4.869%	#(l)	8/10/2047	835	746,560
Commercial Mortgage Pass-Through Certificates 2014-UBS6 B	4.349%	#(l)	12/10/2047	50	52,840
Commercial Mortgage Pass-Through Certificates 2015-DC1 D†	4.451%	#(l)	2/10/2048	707	607,780
Commercial Mortgage Pass-Through Certificates 2015-PC1 AM	4.29%	#(l)	7/10/2050	53	56,912
Commercial Mortgage Pass-Through Certificates 2015-PC1 B	4.463%	#(l)	7/10/2050	50	53,348
Commercial Mortgage Pass-Through Certificates 2015-PC1 C	4.463%	#(l)	7/10/2050	10	10,443
Commercial Mortgage Pass-Through Certificates 2015-PC1 D	4.463%	#(l)	7/10/2050	425	387,244
Connecticut Avenue Securities Trust 2021-R01 1B1†	3.15% (1 Mo. SOFR + 3.10%	)#	10/25/2041	400	402,122
Credit Suisse Commercial Mortgage Securities Corp.	2.09%		11/15/2038	1,020	1,030,001
Credit Suisse Commercial Mortgage Securities Corp. 2019-SKLZ A†	1.34% (1 Mo. LIBOR + 1.25%	)#	1/15/2034	116	116,850
Credit Suisse Mortgage Capital Certificates 2020-AFC1 A1†	2.24%	#(l)	2/25/2050	148	148,404
Credit Suisse Mortgage Capital Certificates 2020-SPT1 A1†	1.616%		4/25/2065	235	235,511

118	See Notes to Financial Statements.

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
CS Master Trust 2021-AHP A†	4.449% (1 Mo. LIBOR + 3.95%	)#	4/15/2025	$400	$401,190	(a)
CS Master Trust 2021-BLUF A†	4.527% (1 Mo. LIBOR + 4.18%	)#	4/15/2023	200	201,951	(a)
CSAIL Commercial Mortgage Trust 2016-C7 D†	4.529%	#(l)	11/15/2049	1,250	989,215
CSAIL Commercial Mortgage Trust 2019-C18 AS	3.321%		12/15/2052	214	228,785
DBWF Mortgage Trust 2018-GLKS A†	1.119% (1 Mo. LIBOR + 1.03%	)#	12/19/2030	500	500,768
Deephaven Residential Mortgage Trust 2020-1 A1†	2.339%	#(l)	1/25/2060	76	76,332
Deephaven Residential Mortgage Trust 2021-3 A1†	1.194%	#(l)	8/25/2066	847	843,043
Ellington Financial Mortgage Trust 2020-2 A1†	1.178%	#(l)	10/25/2065	94	94,643
Extended Stay America Trust 2021-ESH C†	1.79% (1 Mo. LIBOR + 1.70%	)#	7/15/2038	487	488,289
Fannie Mae Connecticut Avenue Securities R02 2B1†(b)	3.35% (1 Mo. SOFR + 3.30%	)#	11/25/2041	400	401,500
Fontainebleau Miami Beach Trust 2019-FBLU A†	3.144%		12/10/2036	614	632,431
Fontainebleau Miami Beach Trust 2019-FBLU B†	3.447%		12/10/2036	600	615,908
Freddie Mac STACR REMIC Trust 2021-DNA6 B1†	3.45% (1 Mo. SOFR + 3.40%	)#	10/25/2041	790	792,047
Freddie Mac STACR REMIC Trust 2021-HQA3 M2†	2.15% (1 Mo. SOFR + 2.10%	)#	9/25/2041	1,070	1,070,925
Freddie Mac Structured Agency Credit Risk Debt Notes B1†	3.698% (1 Mo. SOFR + 3.65%	)#	11/25/2041	680	684,460
GCAT Trust 2020-NQM1 A1†	2.247%		1/25/2060	45	45,101
Great Wolf Trust 2019-WOLF A†	1.124% (1 Mo. LIBOR + 1.03%	)#	12/15/2036	512	511,605
GS Mortgage Securities Corp. II 2021-ARDN B†	1.75% (1 Mo. LIBOR + 1.65%	)#	11/15/2026	870	871,088
GS Mortgage Securities Corp. Trust 2018-RIVR A†	1.04% (1 Mo. LIBOR + .95%	)#	7/15/2035	100	99,224
GS Mortgage Securities Corp. Trust 2019-70P B†	1.41% (1 Mo. LIBOR + 1.32%	)#	10/15/2036	813	797,597
GS Mortgage Securities Corp. Trust 2019-70P XCP IO†	Zero Coupon	#(l)	10/15/2036	86,776	1,736
GS Mortgage Securities Corp. Trust 2019-SMP B†	1.59% (1 Mo. LIBOR + 1.50%	)#	8/15/2032	525	525,471
GS Mortgage Securities Corp. Trust 2019-SMP XCP IO†	Zero Coupon	#(l)	8/15/2032	36,803	784
GS Mortgage Securities Trust 2013-G1 A2†	3.557%	#(l)	4/10/2031	154	154,127

See Notes to Financial Statements.	119

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
GS Mortgage Securities Trust 2014-GC26 C	4.66%	#(l)	11/10/2047	$50	$49,038
HONO Mortgage Trust 2021-LULU B†	1.54% (1 Mo. LIBOR + 1.45%	)#	10/15/2036	250	250,483
HONO Mortgage Trust 2021-LULU C†	1.94% (1 Mo. LIBOR + 1.85%	)#	10/15/2036	150	150,327
JP Morgan Chase Commercial Mortgage Securities Trust 2020-MKST E†	2.34% (1 Mo. LIBOR + 2.25%	)#	12/15/2036	1,000	971,764
JPMorgan Chase Commercial Mortgage Securities Trust	1.84%		9/15/2029	244	242,832
JPMorgan Chase Commercial Mortgage Securities Trust	2.74%		9/15/2029	325	323,554
JPMorgan Chase Commercial Mortgage Securities Trust	3.44%		9/15/2029	325	323,000
JPMorgan Chase Commercial Mortgage Securities Trust	4.44%		9/15/2029	325	322,428
JPMorgan Chase Commercial Mortgage Securities Trust	5.44%		9/15/2029	325	323,690	(a)
JPMorgan Chase Commercial Mortgage Securities Trust 2014-DSTY D†	3.931%	#(l)	6/10/2027	100	6,825
JPMorgan Chase Commercial Mortgage Securities Trust 2015-C30 C	4.406%	#(l)	7/15/2048	10	10,221
JPMorgan Chase Commercial Mortgage Securities Trust 2017-MARK A†	3.392%		6/5/2032	275	276,374
JPMorgan Chase Commercial Mortgage Securities Trust 2018-LAQ B†	1.39% (1 Mo. LIBOR + 1.30%	)#	6/15/2032	293	293,347
JPMorgan Chase Commercial Mortgage Securities Trust 2018-LAQ C†	1.69% (1 Mo. LIBOR + 1.60%	)#	6/15/2032	30	29,600
JPMorgan Chase Commercial Mortgage Securities Trust 2018-MINN A†	2.27% (1 Mo. LIBOR + 1.02%	)#	11/15/2035	10	10,043
JPMorgan Chase Commercial Mortgage Securities Trust 2018-MINN B†	2.60% (1 Mo. LIBOR + 1.35%	)#	11/15/2035	10	9,471
JPMorgan Chase Commercial Mortgage Securities Trust 2018-WPT AFL†	1.286% (1 Mo. LIBOR + 1.20%	)#	7/5/2033	10	9,694
JPMorgan Chase Commercial Mortgage Securities Trust 2018-WPT BFL†	1.586% (1 Mo. LIBOR + 1.50%	)#	7/5/2033	26	26,062
JPMorgan Chase Commercial Mortgage Securities Trust 2018-WPT BFX†	4.549%		7/5/2033	10	10,384
JPMorgan Chase Commercial Mortgage Securities Trust 2018-WPT CFX†	4.95%		7/5/2033	10	10,384
KIND Trust 2021-KIND D†	2.39% (1 Mo. LIBOR + 2.30%	)#	8/15/2038	470	469,154

120	See Notes to Financial Statements.

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Natixis Commercial Mortgage Securities Trust 2018-285M A†	3.917%	#(l)	11/15/2032	$50	$50,921
Natixis Commercial Mortgage Securities Trust 2018-285M B†	3.917%	#(l)	11/15/2032	50	50,869
Natixis Commercial Mortgage Securities Trust 2019-1776 XCP†	0.634%	#(l)	10/15/2036	36,272	19,224
New Residential Mortgage Loan Trust 2020-NQM1 A1†	2.464%	#(l)	1/26/2060	46	46,254
PFP Ltd. 2019-6 C†	2.191% (1 Mo. LIBOR + 2.10%	)#	4/14/2037	332	331,502
Prima Capital CRE Securitization Ltd. 2019-RK1 AG†	4.00%		4/15/2038	165	169,321	(a)
Prima Capital CRE Securitization Ltd. 2019-RK1 AT†	4.45%		4/15/2038	100	98,145
ReadyCap Commercial Mortgage Trust 2018-4 A†	3.39%		2/27/2051	14	13,933
ReadyCap Commercial Mortgage Trust 2019-6 A†	2.833%		10/25/2052	583	589,355
Residential Mortgage Loan Trust 2020-1 A1†	2.376%	#(l)	1/26/2060	43	43,555
SG Commercial Mortgage Securities Trust 2019-787E X†	0.456%	#(l)	2/15/2041	1,217	28,180
Starwood Mortgage Residential Trust 2020-1 A1†	2.275%	#(l)	2/25/2050	63	63,768
Verus Securitization Trust 2020-1 A1†	2.417%		1/25/2060	120	120,896
Verus Securitization Trust 2020-5 A1†	1.218%		5/25/2065	397	397,113
Vista Point Securitization Trust 2020-2 A1†	1.475%	#(l)	4/25/2065	243	243,475
VMC Finance LLC 2019-FL3 A†	1.189% (1 Mo. LIBOR + 1.10%	)#	9/15/2036	985	985,336
Wells Fargo Commercial Mortgage Trust 2013-LC12 B	4.441%	#(l)	7/15/2046	494	492,360
Wells Fargo Commercial Mortgage Trust 2015-C28 D	4.23%	#(l)	5/15/2048	60	57,838
Wells Fargo Commercial Mortgage Trust 2016-C35 C	4.176%	#(l)	7/15/2048	1,270	1,293,173
Wells Fargo Commercial Mortgage Trust 2017-C41 AS	3.785%	#(l)	11/15/2050	146	156,737
Wells Fargo Commercial Mortgage Trust 2017-HSDB A†	0.94% (1 Mo. LIBOR + .85%	)#	12/13/2031	200	198,629
West Town Mall Trust 2017-KNOX A†	3.823%		7/5/2030	95	95,366
WF-RBS Commercial Mortgage Trust 2012-C8 C	5.046%	#(l)	8/15/2045	50	50,546
WF-RBS Commercial Mortgage Trust 2013-C12 B	3.863%	#(l)	3/15/2048	25	25,642
WF-RBS Commercial Mortgage Trust 2013-C12 C	4.437%	#(l)	3/15/2048	50	51,217
ZH Trust 2021-2 A†	2.349%		10/17/2027	1,020	1,011,294	(a)
Total Non-Agency Commercial Mortgage-Backed Securities (cost $38,283,577)					37,901,238

See Notes to Financial Statements.	121

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2021

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
U.S. TREASURY OBLIGATIONS 28.91%
U.S. Treasury Bill	Zero Coupon	1/27/2022	$6,070	$6,069,592
U.S. Treasury Bill	Zero Coupon	4/21/2022	15,851	15,846,809
U.S. Treasury Bond	1.125%	5/15/2040	5,757	5,107,988
U.S. Treasury Bond	1.75%	8/15/2041	19,951	19,592,505
U.S. Treasury Bond	2.00%	8/15/2051	12,234	12,815,115
U.S. Treasury Bond	2.25%	8/15/2049	2,543	2,796,406
U.S. Treasury Note	0.125%	8/31/2023	15,720	15,624,206
U.S. Treasury Note	0.375%	10/31/2023	2,504	2,497,349
U.S. Treasury Note	0.75%	11/15/2024	7,000	6,983,867
U.S. Treasury Note	1.125%	10/31/2026	18,604	18,580,745
U.S. Treasury Note	1.25%	8/15/2031	11,696	11,510,509
Total U.S. Treasury Obligations (cost $116,551,726)				117,425,091
Total Long-Term Investments (cost $408,450,780)				409,559,023

SHORT-TERM INVESTMENTS 2.32%

REPURCHASE AGREEMENTS 2.32%
Repurchase Agreement dated 11/30/2021, 0.00% due 12/1/2021 with Fixed Income Clearing Corp. collateralized by $9,270,400 of U.S. Treasury Note at 2.75% due 04/30/2023; value: $9,606,211; proceeds: $9,417,831 (cost $9,417,831)			9,418	9,417,831
Total Investments in Securities 103.17% (cost $417,868,611)				418,976,854
Less Unfunded Loan Commitments (0.09%) (cost $366,671)(m)				(365,868)
Net Investments in Securities 103.08% (cost $417,501,940)				418,610,986
Other Assets and Liabilities – Net(n) (3.08)%				(12,499,013)
Net Assets 100.00%				$406,111,973

CAD	Canadian dollar.
CMT	Constant Maturity Rate.
IO	Interest Only.
LIBOR	London Interbank Offered Rate.
PIK	Payment-in-kind.
SOFR	Secured Over Night Financing Rate.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At November 30, 2021, the total value of Rule 144A securities was $169,640,263, which represents 41.77% of net assets.
#	Variable rate security. The interest rate represents the rate in effect at November 30, 2021.
(a)	Level 3 Investment as described in Note 2(t) in the Notes to Financials. Security valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.
(b)	Securities purchased on a when-issued basis (See Note 2(j)).
(c)	Variable Rate is Fixed to Float: Rate remains fixed or at Zero Coupon until designated future date.
(d)	Investment in non-U.S. dollar denominated securities.

122	See Notes to Financial Statements.

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2021

(e)	Foreign security traded in U.S. dollars.
(f)	Security is perpetual in nature and has no stated maturity.
(g)	Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the London Interbank Offered Rate (“LIBOR”) or the prime rate offered by major U.S. banks. The rate(s) shown is the rate(s) in effect at November 30, 2021.
(h)	Interest rate to be determined.
(i)	Level 3 Investment as described in Note 2(t) in the Notes to Financials. Floating Rate Loans categorized as Level 3 are valued based on a single quotation obtained from a dealer. Accounting principles generally accepted in the United States of America do not require the Fund to create quantitative unobservable inputs that were not developed by the Fund. Therefore, the Fund does not have access to unobservable inputs and cannot disclose such inputs in the valuation.
(j)	Security partially/fully unfunded. See Note (2(o)).
(k)	To-be-announced (“TBA”). Security purchased on a forward commitment basis with an approximate principal and maturity date. Actual principal and maturity will be determined upon settlement when the specific mortgage pools are assigned.
(l)	Interest rate is based on the weighted average interest rates of the underlying mortgages within the mortgage pool.
(m)	See Note (2(o)).
(n)	Other Assets and Liabilities - Net include net unrealized appreciation/depreciation on forward foreign currency exchange contracts, futures contracts and swaps as follows:

Credit Default Swaps on Indexes - Sell Protection at November 30, 2021(1):

									Credit
									Default
									Swap
		Fund					Unrealized		Agreements
Referenced	Swap	Receives		Termination	Notional	Payments	Appreciation/		Payable at
Index*	Counterparty	(Quarterly	)	Date	Amount	Upfront(2)	(Depreciation	)(3)	Fair Value(4)
Markit CMBX.NA.BBB-9	Citibank	3.000%		9/17/2058	$875,000	$(68,616)	$(14,571)		$(83,187)
Markit CMBX.NA.BBB-.12	Goldman Sachs	3.000%		8/17/2061	750,000	(28,910)	(20,448)		(49,358)
Markit CMBX.NA.BBB-9	Morgan Stanley	3.000%		9/17/2058	625,000	(49,387)	(10,032)		(59,419)
Markit CMBX.NA.BBB-9	Morgan Stanley	3.000%		9/17/2058	750,000	(62,121)	(9,182)		(71,303)
Markit CMBX.NA.BBB-.9	Citibank	3.000%		9/17/2058	300,000	(23,835)	(4,687)		(28,522)
Markit CMBX.NA.BBB-.9	Citibank	3.000%		9/17/2058	750,000	(62,385)	(8,918)		(71,303)
Markit CMBX.NA.BBB-.12	Morgan Stanley	3.000%		8/17/2061	350,000	(17,029)	(6,004)		(23,033)
Markit CMBX.NA.BBB-.10	Morgan Stanley	3.000%		11/17/2059	650,000	(56,393)	(8,919)		(65,312)
						$(368,676)	$(82,761)		$(451,437)

*	The Referenced Index is for the Credit Default Swaps on Indexes, which is comprised of a basket of commercial mortgage-backed securities.
(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities.

See Notes to Financial Statements.	123

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2021

(2)	Upfront payments received/paid are presented net of amortization.
(3)	Total unrealized appreciation on Credit Default Swaps on Indexes amounted to $0. Total unrealized depreciation on Credit Default Swaps on Indexes amounted to $82,761.
(4)	Includes upfront payments received.

Open Forward Foreign Currency Exchange Contracts at November 30, 2021:

Forward
Foreign					U.S. $
Currency					Cost on	U.S. $
Exchange	Transaction		Expiration	Foreign	Origination	Current	Unrealized
Contracts	Type	Counterparty	Date	Currency	Date	Value	Appreciation
Canadian dollar	Sell	Toronto Dominion Bank	1/20/2022	832,000	$672,931	$651,610	$21,321
Euro	Sell	State Street Bank and Trust	12/10/2021	270,000	319,773	306,262	13,511
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts							$34,832

Forward
Foreign					U.S. $
Currency					Cost on	U.S. $
Exchange	Transaction		Expiration	Foreign	Origination	Current	Unrealized
Contracts	Type	Counterparty	Date	Currency	Date	Value	Depreciation
Euro	Buy	Bank of America	12/10/2021	120,000	$139,314	$136,117	$(3,197)
Euro	Buy	Morgan Stanley	12/10/2021	150,000	$173,510	$170,146	$(3,364)
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts							$(6,561)

Open Futures Contracts at November 30, 2021:

				Notional	Notional	Unrealized
Type	Expiration	Contracts	Position	Amount	Value	Appreciation
U.S. Ultra Treasury Bond	March 2022	58	Long	11,255,736	11,632,625	376,889

124	See Notes to Financial Statements.

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2021

The following is a summary of the inputs used as of November 30, 2021 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Asset-Backed Securities
Credit Card	$–	$1,003,845	$1,274,143	$2,277,988
Others	–	36,115,018	1,707,271	37,822,289
Remaining Industries	–	25,451,017	–	25,451,017
Corporate Bonds	–	158,816,363	–	158,816,363
Floating Rate Loans
Business Services	–	1,091,816	98,806	1,190,622
Remaining Industries	–	10,994,286	–	10,994,286
Less Unfunded Commitments	–	(365,868)	–	(365,868)
Foreign Government Obligations	–	5,059,977	–	5,059,977
Government Sponsored Enterprises Collateralized Mortgage Obligations	–	8,186	–	8,186
Government Sponsored Enterprises Pass-Throughs	–	11,024,800	–	11,024,800
Municipal Bonds	–	1,587,166	–	1,587,166
Non-Agency Commercial Mortgage-Backed Securities	–	35,588,788	2,312,450	37,901,238
U.S. Treasury Obligations	–	117,425,091	–	117,425,091
Short-Term Investments
Repurchase Agreements	–	9,417,831	–	9,417,831
Total	$–	$413,218,316	$5,392,670	$418,610,986

Other Financial Instruments
Credit Default Swap Contracts
Assets	$–	$–	$–	$–
Liabilities	–	(451,437)	–	(451,437)
Forward Foreign Currency Exchange Contracts
Assets	–	34,832	–	34,832
Liabilities	–	(6,561)	–	(6,561)
Futures Contracts
Assets	376,889	–	–	376,889
Liabilities	–	–	–	–
Total	$376,889	$(423,166)	$–	$(46,277)

(1)	Refer to Note 2(t) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuer and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three- tier fair value hierarchy. When applicable each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

See Notes to Financial Statements.	125

Schedule of Investments (concluded)

CORE PLUS BOND FUND November 30, 2021

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

			Non-Agency
			Commercial
	Asset-Backed	Floating	Mortgage-Backed
Investment Type	Securities	Rate Loans	Securities
Balance as of December 1, 2020	$718,162	$–	$2,280,591
Accrued Discounts (Premiums)	(1,707)	–	(388)
Realized Gain (Loss)	7,477	–	–
Change in Unrealized Appreciation (Depreciation)	59,648	494	25,278
Purchases	1,559,602	98,312	1,619,999
Sales	(119,832)	–	–
Transfers into Level 3	758,064	–	170,333
Transfers out of Level 3	–	–	(1,783,363)
Balance as of November 30, 2021	$2,981,414	$98,806	$2,312,450
Change in unrealized appreciation/depreciation for the year ended November 30, 2021, related to Level 3 investments held at November 30, 2021	$64,271	$494	$25,278

126	See Notes to Financial Statements.

Schedule of Investments

CORPORATE BOND FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
LONG-TERM INVESTMENTS 96.92%

CORPORATE BONDS 81.45%

Aerospace/Defense 0.63%
Boeing Co. (The)	5.805%		5/1/2050	$54	$72,943

Airlines 0.89%
American Airlines 2021-1 Class A Pass Through Trust	2.875%		1/11/2036	63	61,366
British Airways 2020-1 Class A Pass Through Trust (United Kingdom)†(a)	4.25%		5/15/2034	38	41,601
Total					102,967

Auto Manufacturers 1.77%
American Honda Finance Corp.	0.406% (3 Mo. LIBOR + .29%	)#	12/10/2021	115	115,005
General Motors Co.	6.75%		4/1/2046	63	91,290
Total					206,295

Banks 21.66%
Bank of America Corp.	2.482% (5 Yr. Treasury CMT + 1.20%	)#	9/21/2036	20	19,327
Bank of America Corp.	2.687% (SOFR + 1.32%	)#	4/22/2032	69	69,912
Bank of America Corp.	3.593% (3 Mo. LIBOR + 1.37%	)#	7/21/2028	274	294,833
Bank of Montreal (Canada)(a)	3.803% (5 Yr. Swap rate + 1.43%	)#	12/15/2032	96	103,320
BankUnited, Inc.	5.125%		6/11/2030	53	60,969
Citigroup, Inc.	2.561% (SOFR + 1.17%	)#	5/1/2032	99	99,494
Citigroup, Inc.	3.668% (3 Mo. LIBOR + 1.39%	)#	7/24/2028	145	156,116
Commonwealth Bank of Australia (Australia)†(a)	1.875%		9/15/2031	75	73,263
Goldman Sachs Group, Inc. (The)	2.383% (SOFR + 1.25%	)#	7/21/2032	70	68,734
Goldman Sachs Group, Inc. (The)	6.75%		10/1/2037	60	84,816
JPMorgan Chase & Co.	2.58% (SOFR + 1.25%	)#	4/22/2032	140	141,264
JPMorgan Chase & Co.	8.00%		4/29/2027	120	156,374
Macquarie Group Ltd. (Australia)†(a)	4.654% (3 Mo. LIBOR + 1.73%	)#	3/27/2029	100	113,359
Morgan Stanley	2.484% (SOFR + 1.36%	)#	9/16/2036	48	46,484
Morgan Stanley	4.431% (3 Mo. LIBOR + 1.63%	)#	1/23/2030	164	187,214
Santander Holdings USA, Inc.	4.40%		7/13/2027	107	118,097
SVB Financial Group	1.80%		2/2/2031	54	51,269
UBS AG (Switzerland)(a)	5.125%		5/15/2024	200	215,250

See Notes to Financial Statements.	127

Schedule of Investments (continued)

CORPORATE BOND FUND November 30, 2021

Investments	Interest Rate		Maturity Date		Principal Amount (000)	Fair Value
Banks (continued)
Wells Fargo & Co.	2.393% (SOFR + 2.10%	)#	6/2/2028		$260	$263,547
Western Alliance Bancorp	3.00% (SOFR + 2.25%	)#	6/15/2031		74	75,728
Westpac Banking Corp. (Australia)(a)	4.11% (5 Yr. Treasury CMT + 2.00%	)#	7/24/2034		69	74,893
Westpac Banking Corp. (Australia)(a)	4.322% (5 Yr. ICE Swap rate + 2.24%	)#	11/23/2031		41	44,508
Total						2,518,771

Biotechnology 1.90%
Amgen, Inc.	6.375%		6/1/2037		80	113,320
Gilead Sciences, Inc.	4.80%		4/1/2044		85	107,178
Total						220,498

Commercial Services 0.39%
CoStar Group, Inc.†	2.80%		7/15/2030		45	45,691

Computers 1.55%
Dell International LLC/EMC Corp.	6.02%		6/15/2026		82	95,517
Dell International LLC/EMC Corp.	8.35%		7/15/2046		24	40,116
Leidos Holdings, Inc.	5.95%		12/1/2040		35	44,522
Total						180,155

Diversified Financial Services 3.40%
Air Lease Corp.	3.125%		12/1/2030		55	56,086
Aircastle Ltd.†	2.85%		1/26/2028		46	46,274
Ally Financial, Inc.	8.00%		11/1/2031		53	75,025
Aviation Capital Group LLC†	1.95%		1/30/2026		56	54,992
Brightsphere Investment Group, Inc.	4.80%		7/27/2026		17	17,629
Charles Schwab Corp. (The)	5.375% (5 Yr. Treasury CMT + 4.97%	)#	–	(b)	16	17,346
Neuberger Berman Group LLC/Neuberger Berman Finance Corp.†	4.50%		3/15/2027		38	42,362
Neuberger Berman Group LLC/Neuberger Berman Finance Corp.†	4.875%		4/15/2045		26	31,338
Park Aerospace Holdings Ltd. (Ireland)†(a)	5.50%		2/15/2024		50	53,863
Total						394,915

Electric 8.71%
AES Corp. (The)	2.45%		1/15/2031		20	19,606
Ausgrid Finance Pty Ltd. (Australia)†(a)	4.35%		8/1/2028		46	51,973
Cleco Power LLC	6.00%		12/1/2040		20	27,878
Duquesne Light Holdings, Inc.†	2.775%		1/7/2032		38	38,036

128	See Notes to Financial Statements.

Schedule of Investments (continued)

CORPORATE BOND FUND November 30, 2021

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Electric (continued)
El Paso Electric Co.	6.00%	5/15/2035	$35	$46,684
Emera US Finance LP	4.75%	6/15/2046	35	41,625
Entergy Texas, Inc.	1.75%	3/15/2031	90	85,032
Exelon Generation Co. LLC	6.25%	10/1/2039	75	96,259
FirstEnergy Transmission LLC†	4.55%	4/1/2049	10	11,716
Georgia Power Co.	4.75%	9/1/2040	80	94,897
IPALCO Enterprises, Inc.	4.25%	5/1/2030	44	48,919
NRG Energy, Inc.†	4.45%	6/15/2029	44	48,042
Oglethorpe Power Corp.	5.95%	11/1/2039	55	74,052
Ohio Edison Co.	8.25%	10/15/2038	33	53,986
Pacific Gas and Electric Co.	4.55%	7/1/2030	115	125,682
Puget Energy, Inc.	4.10%	6/15/2030	50	54,386
Puget Sound Energy, Inc.	5.764%	7/15/2040	18	24,867
San Diego Gas & Electric Co.	1.914%	2/1/2022	1	1,074
Tampa Electric Co.	6.15%	5/15/2037	12	16,562
Vistra Operations Co. LLC†	3.55%	7/15/2024	50	51,859
Total				1,013,135

Engineering & Construction 0.44%
Fluor Corp.	4.25%	9/15/2028	50	51,080

Gas 2.38%
National Fuel Gas Co.	3.95%	9/15/2027	54	56,741
National Fuel Gas Co.	7.395%	3/30/2023	15	15,915
NiSource, Inc.	5.95%	6/15/2041	36	49,816
Piedmont Natural Gas Co., Inc.	2.50%	3/15/2031	115	114,753
Southwest Gas Corp.	4.15%	6/1/2049	34	40,022
Total				277,247

Health Care-Products 0.66%
Abbott Laboratories	4.75%	11/30/2036	60	77,095

Health Care-Services 0.90%
Centene Corp.	4.25%	12/15/2027	33	34,277
Centene Corp.	4.625%	12/15/2029	20	21,430
Universal Health Services, Inc.†	2.65%	10/15/2030	50	48,565
Total				104,272

See Notes to Financial Statements.	129

Schedule of Investments (continued)

CORPORATE BOND FUND November 30, 2021

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Home Builders 0.70%
NVR, Inc.	3.00%	5/15/2030	$44	$45,891
Toll Brothers Finance Corp.	3.80%	11/1/2029	16	16,938
Toll Brothers Finance Corp.	4.875%	3/15/2027	17	18,776
Total				81,605

Insurance 4.28%
Assurant, Inc.	3.70%	2/22/2030	57	61,694
CNO Financial Group, Inc.	5.25%	5/30/2025	40	44,622
CNO Financial Group, Inc.	5.25%	5/30/2029	35	40,482
First American Financial Corp.	2.40%	8/15/2031	34	33,131
New York Life Insurance Co.†	4.45%	5/15/2069	60	79,017
Protective Life Corp.	8.45%	10/15/2039	33	53,327
Securian Financial Group, Inc.†	4.80%	4/15/2048	26	32,818
Selective Insurance Group, Inc.	5.375%	3/1/2049	39	53,469
Teachers Insurance & Annuity Association of America†	4.90%	9/15/2044	45	59,329
Transatlantic Holdings, Inc.	8.00%	11/30/2039	25	39,832
Total				497,721

Internet 0.67%
Expedia Group, Inc.	2.95%	3/15/2031	19	19,207
Netflix, Inc.†	5.375%	11/15/2029	50	59,228
Total				78,435

Iron-Steel 0.13%
Steel Dynamics, Inc.	5.00%	12/15/2026	15	15,329

Machinery-Diversified 1.03%
Flowserve Corp.	2.80%	1/15/2032	50	49,287
nVent Finance Sarl (Luxembourg)(a)	4.55%	4/15/2028	63	70,446
Total				119,733

Media 1.73%
Charter Communications Operating LLC/Charter Communications Operating Capital	6.484%	10/23/2045	111	151,965
Comcast Corp.†	2.887%	11/1/2051	50	48,962
Total				200,927

Mining 0.57%
Glencore Finance Canada Ltd. (Canada)†(a)	5.55%	10/25/2042	52	65,998

130	See Notes to Financial Statements.

Schedule of Investments (continued)

CORPORATE BOND FUND November 30, 2021

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Miscellaneous Manufacturing 0.26%
Pentair Finance Sarl (Luxembourg)(a)	3.15%	9/15/2022	$30	$30,375

Oil & Gas 5.07%
Apache Corp.	5.10%	9/1/2040	15	16,297
Canadian Natural Resources Ltd. (Canada)(a)	7.20%	1/15/2032	31	41,722
Cenovus Energy, Inc. (Canada)(a)	3.75%	2/15/2052	26	25,573
Continental Resources, Inc.	4.90%	6/1/2044	42	46,660
Diamondback Energy, Inc.	3.50%	12/1/2029	47	49,364
Diamondback Energy, Inc.	4.75%	5/31/2025	3	3,289
Endeavor Energy Resources LP/EER Finance, Inc.†	5.75%	1/30/2028	4	4,166
Eni USA, Inc.	7.30%	11/15/2027	50	63,971
Helmerich & Payne, Inc.†	2.90%	9/29/2031	83	81,214
Hess Corp.	5.60%	2/15/2041	57	70,371
Ovintiv, Inc.	6.625%	8/15/2037	10	12,738
Patterson-UTI Energy, Inc.	3.95%	2/1/2028	71	69,419
Suncor Energy Ventures Corp. (Canada)†(a)	4.50%	4/1/2022	10	10,033
Suncor Energy, Inc. (Canada)(a)	7.875%	6/15/2026	23	28,289
Viper Energy Partners LP†	5.375%	11/1/2027	65	67,091
Total				590,197

Oil & Gas Services 1.48%
Halliburton Co.	7.45%	9/15/2039	61	90,131
NOV, Inc.	3.60%	12/1/2029	80	82,213
Total				172,344

Pharmaceuticals 2.79%
Bayer Corp.†	6.65%	2/15/2028	63	76,899
Cigna Corp.	6.125%	11/15/2041	75	106,936
CVS Health Corp.	4.875%	7/20/2035	115	141,242
Total				325,077

Pipelines 3.00%
Eastern Gas Transmission & Storage, Inc.†	3.00%	11/15/2029	60	62,544
Eastern Gas Transmission & Storage, Inc.†	4.60%	12/15/2044	55	66,218
NGPL PipeCo LLC†	4.875%	8/15/2027	77	86,028
Sabal Trail Transmission LLC†	4.246%	5/1/2028	43	48,433
Sabine Pass Liquefaction LLC	5.875%	6/30/2026	75	86,300
Total				349,523

See Notes to Financial Statements.	131

Schedule of Investments (continued)

CORPORATE BOND FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
REITS 5.10%
American Campus Communities Operating Partnership LP	2.25%		1/15/2029	$10	$9,920
American Campus Communities Operating Partnership LP	3.875%		1/30/2031	50	55,609
American Homes 4 Rent LP	4.25%		2/15/2028	23	25,673
American Homes 4 Rent LP	4.90%		2/15/2029	45	52,665
American Tower Corp.	3.80%		8/15/2029	55	59,754
CyrusOne LP/CyrusOne Finance Corp.	3.45%		11/15/2029	65	69,411
EPR Properties	4.95%		4/15/2028	64	70,121
GLP Capital LP/GLP Financing II, Inc.	5.75%		6/1/2028	50	57,825
Goodman US Finance Three LLC†	3.70%		3/15/2028	80	86,688
Invitation Homes Operating Partnership LP	2.00%		8/15/2031	33	31,336
Invitation Homes Operating Partnership LP	2.30%		11/15/2028	12	11,915
MPT Operating Partnership LP/MPT Finance Corp.	4.625%		8/1/2029	37	38,682
Physicians Realty LP	2.625%		11/1/2031	24	24,006
Total					593,605

Semiconductors 1.22%
Broadcom, Inc.	4.15%		11/15/2030	95	103,955
Skyworks Solutions, Inc.	3.00%		6/1/2031	37	37,565
Total					141,520

Software 2.59%
MSCI, Inc.†	3.25%		8/15/2033	40	39,949
Oracle Corp.	6.125%		7/8/2039	145	198,017
VMware, Inc.	4.70%		5/15/2030	54	62,750
Total					300,716

Telecommunications 5.55%
AT&T, Inc.	3.50%		9/15/2053	25	25,299
AT&T, Inc.	4.30%		2/15/2030	263	297,163
Orange SA (France)(a)	9.00%		3/1/2031	65	100,033
Verizon Communications, Inc.†	2.355%		3/15/2032	225	222,891
Total					645,386
Total Corporate Bonds (cost $9,336,309)					9,473,555

FLOATING RATE LOANS(c) 10.70%

Advertising 0.43%
Lamar Media Corporation 2020 Term Loan B	1.589% (1 Mo. LIBOR + 1.5%	)	2/5/2027	50	49,800

132	See Notes to Financial Statements.

Schedule of Investments (continued)

CORPORATE BOND FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Business Services 0.75%
Global Payments Inc. 2019 Term Loan	1.467% (1 Mo. LIBOR + 1.38%	)	7/9/2024	$21	$21,078
Trans Union, LLC 2019 Term Loan B5	1.84% (1 Mo. LIBOR + 1.75%	)	11/16/2026	67	65,932
Total					87,010

Chemicals 0.30%
Nutrition & Biosciences, Inc. 3 Year Delayed Draw Term Loan	1.407% (3 Mo. LIBOR + 1.25%	)	1/17/2023	7	7,467
Nutrition & Biosciences, Inc. 5 Year Delayed Draw Term Loan	1.41% (3 Mo. LIBOR + 1.25%	)	1/17/2025	27	27,069
Total					34,536

Entertainment 0.56%
Churchill Downs Incorporated 2021 Incremental Term Loan B1	2.10% (1 Mo. LIBOR + 2.00%	)	3/17/2028	65	64,703

Financial Services 1.59%
Avolon TLB Borrower 1 (US) LLC 2021 Term Loan B5	–	(d)	12/1/2027	115	114,832
Delos Finance Sarl 2018 Term Loan B (Luxembourg)(a)	1.882% (3 Mo. LIBOR + 1.75%	)	10/6/2023	70	69,944
Total					184,776

Food 0.80%
JBS USA Lux S.A. 2019 Term Loan B (Luxembourg)(a)	2.092% (1 Mo. LIBOR + 2.00%	)	5/1/2026	93	92,960

Gaming 0.26%
GLP Capital L.P. 2020 Term Loan A2	1.589% (1 Mo. LIBOR + 1.50%	)	5/21/2023	30	29,775	(e)

Government 1.33%
Seminole Tribe of Florida 2018 Term Loan B	1.84% (1 Mo. LIBOR + 1.75%	)	7/8/2024	155	154,276

Leasing 0.64%
Setanta Aircraft Leasing Designated Activity Company Term Loan B (Ireland)(a)	2.14% (3 Mo. LIBOR + 2.00%	)	11/5/2028	75	74,969

Lodging 0.86%
Hilton Worldwide Finance, LLC 2019 Term Loan B2	1.842% (1 Mo. LIBOR + 1.75%	)	6/22/2026	101	100,121

See Notes to Financial Statements.	133

Schedule of Investments (continued)

CORPORATE BOND FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Media 0.86%
Nielsen Finance LLC USD Term Loan B4	2.089% (1 Mo. LIBOR + 2.00%	)	10/4/2023	$100	$99,875

Miscellaneous 0.49%
Charter Communications Operating, LLC 2019 Term Loan B1	1.85% (1 Mo. LIBOR + 1.75%	)	4/30/2025	19	18,972
HCA Inc. 2021 Term Loan B14	1.84% (1 Mo. LIBOR + 1.75%	)	6/30/2028	38	38,100
Total					57,072

Oil: Crude Producers 0.32%
Cheniere Corpus Christi Holdings, LLC Delayed Draw Term Loan Tranche 2	–	(d)	6/30/2024	38	37,869

Retail 0.88%
Murphy USA Inc. Term Loan B	2.25% (1 Mo. LIBOR + 1.75%	)	1/31/2028	102	102,756

Technology 0.43%
Comcast Hulu Holdings, LLC Term Loan A	0.965% (1 Mo. LIBOR + .88%	)	3/15/2024	50	49,563

Telecommunications 0.20%
CenturyLink, Inc. 2020 Term Loan A	2.09% (1 Mo. LIBOR + 2.00%	)	1/31/2025	24	23,904
Total Floating Rate Loans (cost $1,247,743)					1,243,965

MUNICIPAL BONDS 1.95%

Miscellaneous
California State University	3.899%		11/1/2047	25	29,609
City of Chicago IL	6.314%		1/1/2044	20	27,245
County of Miami-Dade FL	2.786%		10/1/2037	10	10,100
County of Miami-Dade FL Aviation Revenue	4.28%		10/1/2041	25	27,602
Metropolitan Transportation Authority	6.668%		11/15/2039	20	28,734
New Jersey Transportation Trust Fund Authority	4.131%		6/15/2042	15	17,515
New York City Transitional Finance Authority Futur	1.95%		8/1/2034	40	38,196
Regents of the University of California Medical Ce	3.006%		5/15/2050	15	15,888
State of Illinois	4.95%		6/1/2023	3	2,663
State of Illinois	5.10%		6/1/2033	25	29,249
Total Municipal Bonds (cost $215,128)					226,801

134	See Notes to Financial Statements.

Schedule of Investments (continued)

CORPORATE BOND FUND November 30, 2021

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
U. S. TREASURY OBLIGATIONS 2.82%
U. S. Treasury Bond (cost $315,071)	2.00%	8/15/2051	$313	$327,867
Total Long-Term Investments (cost $11,114,251)				11,272,188

SHORT-TERM INVESTMENTS 2.70%

REPURCHASE AGREEMENTS 2.70%
Repurchase Agreement dated 11/30/2021, 0.00% due 12/1/2021 with Fixed Income Clearing Corp. collateralized by $309,400 of U.S. Treasury Note at 2.75% due 4/30/2023; value: $320,608; proceeds: $314,281 (cost $314,281)			314	314,281
Total Investments in Securities 99.62% (cost $11,428,532)				11,586,469
Other Assets and Liabilities – Net(f) 0.38%				43,968
Net Assets 100.00%				$11,630,437

CMT	Constant Maturity Rate.
LIBOR	London Interbank Offered Rate.
SOFR	Secured Over Night Financing Rate.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At November 30, 2021, the total value of Rule 144A securities was $1,950,441, which represents 16.77% of net assets.
#	Variable rate security. The interest rate represents the rate in effect at November 30, 2021.
(a)	Foreign security traded in U.S. dollars.
(b)	Security is perpetual in nature and has no stated maturity.
(c)	Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the London Interbank Offered Rate (“LIBOR”) or the prime rate offered by major U.S. banks. The rate(s) shown is the rate(s) in effect at November 30, 2021.
(d)	Interest rate to be determined.
(e)	Level 3 Investment as described in Note 2(t) in the Notes to Financials. Floating Rate Loans categorized as Level 3 are valued based on a single quotation obtained from a dealer. Accounting principles generally accepted in the United States of America do not require the Fund to create quantitative unobservable inputs that were not developed by the Fund. Therefore, the Fund does not have access to unobservable inputs and cannot disclose such inputs in the valuation.
(f)	Other Assets and Liabilities - Net include net unrealized appreciation/depreciation on futures contracts as follows:

Open Futures Contracts at November 30, 2021:

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation
U.S. 2-Year Treasury Note	March 2022	4	Long	$873,330	$874,937	$1,607
U.S. 5-Year Treasury Note	March 2022	5	Long	602,627	606,992	4,365
U.S. Ultra Treasury Bond	March 2022	5	Long	970,322	1,002,813	32,491
Total Unrealized Appreciation on Open Futures Contracts						$38,463

See Notes to Financial Statements.	135

Schedule of Investments (concluded)

CORPORATE BOND FUND November 30, 2021

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Depreciation
U.S. 10-Year Treasury Note	March 2022	12	Short	$(1,547,789)	$(1,569,750)	$(21,961)
U.S. 10-Year Ultra Treasury Note	March 2022	2	Short	(288,715)	(293,781)	(5,066)
U.S. Long Bond	March 2022	1	Short	(158,809)	(162,125)	(3,316)
Total Unrealized Depreciation on Open Futures Contracts						$(30,343)

The following is a summary of the inputs used as of November 30, 2021 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Corporate Bonds	$–	$9,473,555	$–	$9,473,555
Floating Rate Loans
Gaming	–	–	29,775	29,775
Remaining Industries	–	1,214,190	–	1,214,190
Municipal Bonds	–	226,801	–	226,801
U.S. Treasury Obligations	–	327,867	–	327,867
Short-Term Investments
Repurchase Agreements	–	314,281	–	314,281
Total	$–	$11,556,694	$29,775	$11,586,469

Other Financial Instruments
Futures Contracts
Assets	$38,463	$–	$–	$38,463
Liabilities	(30,343)	–	–	(30,343)
Total	$8,120	$–	$–	$8,120

(1)	Refer to Note 2(t) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. When applicable each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets. Management has determined not to provide a reconciliation as the balance of Level 3 investments was not considered to be material to the Fund’s net assets at the beginning or end of the year.

136	See Notes to Financial Statements.

Schedule of Investments

FLOATING RATE FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
LONG-TERM INVESTMENTS 93.77%

ASSET-BACKED SECURITIES 0.18%

Other
AMMC CLO Ltd. 2021-24A D†(a)	Zero Coupon	#(b)	1/20/2035	$10,000	$10,000,000
Signal Peak CLO Ltd. 2018-5A E†	5.774% (3 Mo. LIBOR + 5.65%	)#	4/25/2031	1,050	1,032,671
THL Credit Wind River CLO Ltd. 2018-3A D†	3.082% (3 Mo. LIBOR + 2.95%	)#	1/20/2031	1,736	1,712,532
Total Asset-Backed Securities (cost $12,764,965)					12,745,203

				Shares (000)

COMMON STOCKS 0.76%

Electric-Generation 0.01%
Frontera Generation				210	458,673

Machinery 0.14%
TNT Crane & Rigging, Inc.				529	9,892,435

Media 0.07%
iHeartMedia, Inc. Class A*				250	4,911,285

Miscellaneous Financials 0.21%
UTEX Industries, Inc.				298	14,281,680

Specialty Retail 0.29%
Chinos Intermediate				1,169	18,991,017
Chinos Intermediate				147	1,031,380
Total					20,022,397

Transportation Infrastructure 0.04%
ACBL Holdings Corp.				95	2,642,078
Total Common Stocks (cost $42,439,686)					52,208,548

	Interest Rate		Maturity Date	Principal Amount (000)

CONVERTIBLE BONDS 0.69%

Entertainment 0.10%
Vail Resorts, Inc.†	Zero Coupon		1/1/2026	$6,103	6,541,653

See Notes to Financial Statements.	137

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2021

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Internet 0.30%
Airbnb, Inc.†	Zero Coupon	3/15/2026	$6,782	$6,731,135
Etsy, Inc.†	0.25%	6/15/2028	5,153	6,866,373
RealReal, Inc. (The)†	1.00%	3/1/2028	7,863	7,016,941
Total				20,614,449

Miscellaneous Manufacturing 0.10%
John Bean Technologies Corp.†	0.25%	5/15/2026	6,212	6,969,864

Pharmaceuticals 0.10%
Dexcom, Inc.	0.25%	11/15/2025	5,755	6,967,147

Trucking & Leasing 0.09%
Greenbrier Cos., Inc. (The)†	2.875%	4/15/2028	6,250	6,468,750
Total Convertible Bonds (cost $46,876,654)				47,561,863

CORPORATE BONDS 11.16%

Advertising 0.41%
Clear Channel Outdoor Holdings, Inc.†	7.50%	6/1/2029	5,254	5,407,390
Clear Channel Outdoor Holdings, Inc.†	7.75%	4/15/2028	1,910	1,995,353
Midas OpCo Holdings LLC†	5.625%	8/15/2029	11,152	11,250,305
National CineMedia LLC†	5.875%	4/15/2028	11,024	9,886,103
Total				28,539,151

Auto Parts & Equipment 0.05%
Dornoch Debt Merger Sub, Inc.†	6.625%	10/15/2029	3,356	3,309,855

Beverages 0.12%
Triton Water Holdings, Inc.†	6.25%	4/1/2029	8,624	8,389,858

Chemicals 0.55%
CVR Partners LP/CVR Nitrogen Finance Corp.†	6.125%	6/15/2028	9,445	9,812,977
EverArc Escrow Sarl (Luxembourg)†(c)	5.00%	10/30/2029	7,149	6,978,746
LSF11 A5 HoldCo LLC†	6.625%	10/15/2029	4,903	4,780,646
Unifrax Escrow Issuer Corp.†	5.25%	9/30/2028	11,360	11,186,050
Unifrax Escrow Issuer Corp.†	7.50%	9/30/2029	5,741	5,576,980
Total				38,335,399

Coal 0.30%
SunCoke Energy, Inc.†	4.875%	6/30/2029	5,682	5,530,120
Warrior Met Coal, Inc.†(a)	7.875%	12/1/2028	7,576	7,659,109
Warrior Met Coal, Inc.†	8.00%	11/1/2024	7,548	7,725,566
Total				20,914,795

138	See Notes to Financial Statements.

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2021

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value
Commercial Services 0.72%
Ahern Rentals, Inc.†	7.375%	5/15/2023		$10,203	$9,641,835
Alta Equipment Group, Inc.†	5.625%	4/15/2026		7,344	7,519,008
Metis Merger Sub LLC†	6.50%	5/15/2029		6,940	6,795,509
Prime Security Services Borrower LLC/Prime Finance, Inc.†	3.375%	8/31/2027		10,052	9,526,230
Team Health Holdings, Inc.†	6.375%	2/1/2025		6,683	5,865,134
WASH Multifamily Acquisition, Inc.†	5.75%	4/15/2026		5,868	6,055,424
WW International, Inc.†	4.50%	4/15/2029		5,004	4,663,128
Total					50,066,268

Computers 0.11%
Ahead DB Holdings LLC†	6.625%	5/1/2028		7,464	7,471,613

Distribution/Wholesale 0.17%
Resideo Funding, Inc.†	4.00%	9/1/2029		12,080	11,549,990

Diversified Financial Services 1.18%
Armor Holdco, Inc.†	8.50%	11/15/2029		7,474	7,694,857
Coinbase Global, Inc.†	3.375%	10/1/2028		14,042	13,222,158
Global Aircraft Leasing Co. Ltd. PIK 7.25%†	6.50%	9/15/2024		14,114	13,517,785
Jefferson Capital Holdings LLC†	6.00%	8/15/2026		9,237	9,209,705
Jerrold Finco plc†(d)	5.25%	1/15/2027	GBP	4,489	6,037,608
LFS Topco LLC†	5.875%	10/15/2026		$6,464	6,701,552
Midcap Financial Issuer Trust†	6.50%	5/1/2028		7,347	7,509,258
PHH Mortgage Corp.†	7.875%	3/15/2026		9,089	9,315,407
PRA Group, Inc.†	5.00%	10/1/2029		8,240	8,151,090
Total					81,359,420

Electric 0.07%
Pattern Energy Operations LP/Pattern Energy Operations, Inc.†	4.50%	8/15/2028		1,017	1,035,845
Talen Energy Supply LLC	6.50%	6/1/2025		7,270	4,087,158
Total					5,123,003

Energy-Alternate Sources 0.22%
Sunnova Energy Corp.†	5.875%	9/1/2026		7,464	7,572,340
TerraForm Power Operating LLC†	4.75%	1/15/2030		7,583	7,713,333
Total					15,285,673

Entertainment 0.52%
Affinity Gaming†	6.875%	12/15/2027		8,939	9,182,499
ASR Media and Sponsorship SpA(d)	5.125%	8/1/2024	EUR	8,372	9,225,894

See Notes to Financial Statements.	139

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2021

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value
Entertainment (continued)
Mohegan Gaming & Entertainment†	8.00%	2/1/2026		$10,027	$10,179,310
Peninsula Pacific Entertainment LLC/Peninsula Pacific Entertainment Finance In†	8.50%	11/15/2027		6,669	7,228,529
Total					35,816,232

Environmental Control 0.08%
Madison IAQ LLC†	5.875%	6/30/2029		6,007	5,788,706

Health Care-Services 0.21%
Global Medical Response, Inc.†	6.50%	10/1/2025		8,790	8,808,942
US Acute Care Solutions LLC†	6.375%	3/1/2026		5,363	5,501,768
Total					14,310,710

Home Builders 0.32%
Brookfield Residential Properties, Inc./Brookfield Residential US Corp. (Canada)†(c)	4.875%	2/15/2030		9,659	9,643,908
Shea Homes LP/Shea Homes Funding Corp.†	4.75%	2/15/2028		12,201	12,193,557
Total					21,837,465

Housewares 0.19%
SWF Escrow Issuer Corp.†	6.50%	10/1/2029		13,454	12,935,012

Insurance 0.11%
Ardonagh Midco 2 plc PIK 12.75% (United Kingdom)†(c)	11.50%	1/15/2027		7,008	7,349,589

Internet 0.14%
Millennium Escrow Corp.†	6.625%	8/1/2026		9,578	9,587,482

Investment Companies 0.12%
Hightower Holding LLC†	6.75%	4/15/2029		8,077	8,176,872

Iron-Steel 0.33%
Allegheny Technologies, Inc.	5.125%	10/1/2031		9,615	9,508,899
Baffinland Iron Mines Corp./Baffinland Iron Mines LP (Canada)†(c)	8.75%	7/15/2026		6,442	6,729,764
TMS International Corp/DE†	6.25%	4/15/2029		6,200	6,240,765
Total					22,479,428

Leisure Time 0.09%
Deuce Finco plc†(d)	5.50%	6/15/2027	GBP	4,542	5,989,940

Media 0.10%
Urban One, Inc.†	7.375%	2/1/2028		$7,004	7,145,060

140	See Notes to Financial Statements.

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Mining 0.30%
Coeur Mining, Inc.†	5.125%		2/15/2029	$6,250	$5,986,312
Hecla Mining Co.	7.25%		2/15/2028	8,017	8,592,901
Hudbay Minerals, Inc. (Canada)†(c)	6.125%		4/1/2029	6,204	6,463,948
Mirabela Nickel Ltd. (Australia)(c)	1.00%		9/10/2044	51	5	(e)
Total					21,043,166

Miscellaneous Manufacturing 0.15%
LSB Industries, Inc.†	6.25%		10/15/2028	10,098	10,440,928

Oil & Gas 1.66%
Aethon United BR LP/Aethon United Finance Corp.†	8.25%		2/15/2026	8,535	9,045,222
Berry Petroleum Co. LLC†	7.00%		2/15/2026	951	910,759
California Resources Corp.†	7.125%		2/1/2026	9,817	10,132,617
Callon Petroleum Co.†	8.00%		8/1/2028	9,920	9,729,189
Centennial Resource Production LLC†	6.875%		4/1/2027	5,767	5,721,008
Colgate Energy Partners III LLC†	7.75%		2/15/2026	7,268	7,740,929
Comstock Resources, Inc.†	5.875%		1/15/2030	1,916	1,922,294
Comstock Resources, Inc.†	6.75%		3/1/2029	4,050	4,220,363
Encino Acquisition Partners Holdings LLC†	8.50%		5/1/2028	7,348	7,415,344
Gulfport Energy Operating Corp.†	8.00%		5/17/2026	5,781	6,226,858
Hilcorp Energy I LP/Hilcorp Finance Co.†	5.75%		2/1/2029	5,780	5,698,733
Independence Energy Finance LLC†	7.25%		5/1/2026	6,106	6,345,752
Laredo Petroleum, Inc.	9.50%		1/15/2025	9,713	9,684,395
Nabors Industries, Inc.†	7.375%		5/15/2027	6,928	6,802,811
Precision Drilling Corp. (Canada)†(c)	6.875%		1/15/2029	6,237	6,081,231
Rockcliff Energy II LLC†	5.50%		10/15/2029	7,671	7,754,767
SM Energy Co.	6.50%		7/15/2028	2,558	2,587,315
SM Energy Co.	6.75%		9/15/2026	6,256	6,285,716
Total					114,305,303

Oil & Gas Services 0.10%
Welltec International ApS (Denmark)†(c)	8.25%		10/15/2026	5,296	5,385,634
Welltec International ApS (Denmark)(c)	8.25%		10/15/2026	1,243	1,264,038
Total					6,649,672

Pipelines 0.15%
Buckeye Partners LP	6.375% (3 Mo. LIBOR + 4.02%	)#	1/22/2078	11,884	10,524,886

See Notes to Financial Statements.	141

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2021

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value
Real Estate 0.34%
Hunt Cos., Inc.†	5.25%	4/15/2029		$9,678	$9,436,195
Kennedy-Wilson, Inc.	4.75%	3/1/2029		4,807	4,878,240
Kennedy-Wilson, Inc.	4.75%	2/1/2030		1,923	1,934,538
Signa Development Finance SCS†(d)	5.50%	7/23/2026	EUR	7,100	7,087,133
Total					23,336,106

REITS 0.39%
Blackstone Mortgage Trust, Inc.†	3.75%	1/15/2027		$9,228	9,102,776
IIP Operating Partnership LP	5.50%	5/25/2026		8,084	8,708,478
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.†	4.25%	2/1/2027		9,506	9,469,022
Total					27,280,276

Retail 1.45%
Asbury Automotive Group, Inc.†	4.625%	11/15/2029		4,793	4,830,769
Foundation Building Materials, Inc.†	6.00%	3/1/2029		6,974	6,673,769
GPS Hospitality Holding Co. LLC/GPS Finco, Inc.†	7.00%	8/15/2028		9,592	8,702,870
Ken Garff Automotive LLC†	4.875%	9/15/2028		5,952	5,915,752
LBM Acquisition LLC†	6.25%	1/15/2029		6,888	6,605,110
LCM Investments Holdings II LLC†	4.875%	5/1/2029		6,239	6,226,304
Maxeda DIY Holding BV†(d)	5.875%	10/1/2026	EUR	6,942	7,983,462
Park River Holdings, Inc.†	6.75%	8/1/2029		$9,396	9,348,691
Party City Holdings, Inc.†	6.625%	8/1/2026		5,440	4,596,800
Party City Holdings, Inc.†	8.75%	2/15/2026		2,407	2,431,527
Punch Finance plc†(d)	6.125%	6/30/2026	GBP	5,109	6,815,505
Punch Finance plc(d)	6.125%	6/30/2026	GBP	1,800	2,401,235
SRS Distribution, Inc.†	6.00%	12/1/2029		$13,499	13,371,164
Staples, Inc.†	10.75%	4/15/2027		5,321	4,854,987
Stonegate Pub Co. Financing 2019 plc(d)	8.25%	7/31/2025	GBP	6,728	9,125,161
Total					99,883,106

Telecommunications 0.14%
Frontier Communications Holdings LLC†	6.00%	1/15/2030		$6,592	6,496,713
Frontier Communications Holdings LLC†	6.75%	5/1/2029		3,257	3,357,967
Total					9,854,680

Transportation 0.24%
Carriage Purchaser, Inc.†	7.875%	10/15/2029		9,775	9,289,280
Seaspan Corp. (Hong Kong)†(c)	5.50%	8/1/2029		7,077	7,034,114
Total					16,323,394

142	See Notes to Financial Statements.

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Trucking & Leasing 0.13%
Fortress Transportation and Infrastructure Investors LLC†	5.50%		5/1/2028	$9,230	$9,065,521
Total Corporate Bonds (cost $778,649,459)					770,468,559

				Shares (000)

EXCHANGE-TRADED FUNDS 0.61%

Financials
Invesco Senior Loan ETF (cost $42,492,664)				1,921	41,877,299

	Interest Rate		Maturity Date	Principal Amount (000)

FLOATING RATE LOANS(f) 80.04%

Aerospace 5.09%
AAdvantage Loyalty IP Ltd. 2021 Term Loan	5.50% (3 Mo. LIBOR + 4.75%	)	4/20/2028	$41,921	43,152,432
Air Canada 2021 Term Loan B (Canada)(c)	4.25% (3 Mo. LIBOR + 3.50%	)	8/11/2028	19,139	19,063,705
Alloy Finco Limited 2020 USD Term Loan B2 (Jersey)(c)	8.50% (3 Mo. LIBOR + 6.50%	)	3/6/2024	7,148	7,152,291
Alloy Finco Limited USD Holdco Term Loan PIK 13.50% (Jersey)(c)	0.50%		3/6/2025	15,859	15,888,945
Amentum Government Services Holdings LLC 2020 Term Loan B	5.50% (3 Mo. LIBOR + 4.75%	)	1/29/2027	13,074	13,083,626
Amentum Government Services Holdings LLC Term Loan B	3.59% (1 Mo. LIBOR + 3.50%	)	1/29/2027	7,224	7,169,587
Arcline FM Holdings, LLC 2021 1st Lien Term Loan	5.50% (3 Mo. LIBOR + 4.75%	)	6/23/2028	20,570	20,512,588
Atlas CC Acquisition Corp Term Loan B	5.00% (3 Mo. LIBOR + 4.25%	)	5/25/2028	20,086	20,137,835
Atlas CC Acquisition Corp Term Loan C	5.00% (3 Mo. LIBOR + 4.25%	)	5/25/2028	4,085	4,095,831
Bleriot US Bidco, Inc. 2021 Term Loan B	4.132% (3 Mo. LIBOR + 4.00%	)	10/31/2026	9,414	9,414,792

See Notes to Financial Statements.	143

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Aerospace (continued)
Cobham Ultra SeniorCo. S.a.r.l USD Term Loan B (Luxembourg)(c)	–	(g)	11/16/2028	$15,579	$15,560,022
Jazz Acquisition, Inc. 2019 1st Lien Term Loan	4.34% (1 Mo. LIBOR + 4.25%	)	6/19/2026	14,094	13,839,772
Jazz Acquisition, Inc. 2019 2nd Lien Term Loan	8.09% (1 Mo. LIBOR + 8.00%	)	6/18/2027	5,291	4,834,997
Kestrel Bidco Inc. Term Loan B (Canada)(c)	4.00% (6 Mo. LIBOR + 3.00%	)	12/11/2026	13,000	12,626,457
KKR Apple Bidco, LLC 2021 2nd Lien Term Loan	6.25% (1 Mo. LIBOR + 5.75%	)	9/21/2029	1,436	1,455,154
KKR Apple Bidco, LLC 2021 Term Loan	3.50% (1 Mo. LIBOR + 3.00%	)	9/22/2028	12,436	12,353,478
MHI Holdings, LLC Term Loan B	5.092% (1 Mo. LIBOR + 5.00%	)	9/21/2026	20,215	20,272,239
Mileage Plus Holdings LLC 2020 Term Loan B	6.25% (3 Mo. LIBOR + 5.25%	)	6/21/2027	10,398	10,896,879
Peraton Corp. 2nd Lien Term Loan B1	8.50% (1 Mo. LIBOR + 7.75%	)	2/1/2029	4,783	4,859,150
Peraton Corp. Term Loan B	4.50% (1 Mo. LIBOR + 3.75%	)	2/1/2028	33,260	33,224,041
Spirit Aerosystems, Inc. 2021 Term Loan B	–	(g)	1/15/2025	8,022	8,029,672
United Airlines, Inc. 2021 Term Loan B	4.50% (3 Mo. LIBOR + 3.75%	)	4/21/2028	34,875	34,884,425
WP CPP Holdings, LLC 2018 2nd Lien Term Loan	8.75% (3 Mo. LIBOR + 7.75%	)	4/30/2026	4,806	4,759,546
WP CPP Holdings, LLC 2018 Term Loan	4.75% (1 Mo. LIBOR + 3.75% (3 Mo. LIBOR + 3.75%	) )	4/30/2025	14,661	14,143,696
Total					351,411,160

Automotive 1.44%
American Trailer World Corp. Term Loan B	4.50% (1 Mo. LIBOR + 3.75%	)	3/3/2028	10,040	9,955,891
Autokiniton US Holdings, Inc. 2021 Term Loan B	5.00% (3 Mo. LIBOR + 4.50%	)	4/6/2028	9,339	9,340,364
Avis Budget Car Rental, LLC 2020 Term Loan B	1.85% (1 Mo. LIBOR + 1.75%	)	8/6/2027	22,031	21,638,560
Belron Finance US LLC 2018 Term Loan B	2.438% (3 Mo. LIBOR + 2.25%	)	11/13/2025	9,735	9,637,713	(h)
Belron Finance US LLC 2019 USD Term Loan B3	2.438% (3 Mo. LIBOR + 2.25%	)	10/30/2026	7,057	6,990,951

144	See Notes to Financial Statements.

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Automotive (continued)
Belron Finance US LLC 2021 USD Term Loan B	3.25% (3 Mo. LIBOR + 2.75%	)	4/13/2028	$6,762	$6,752,858
DexKo Global Inc. 2021 USD Delayed Draw Term Loan(i)	4.25% (1 Mo. LIBOR + 3.75%	)	10/4/2028	2,292	2,277,332
DexKo Global Inc. 2021 USD Term Loan B	4.25% (3 Mo. LIBOR + 3.75%	)	10/4/2028	12,035	11,955,992
Mavis Tire Express Services Corp. 2021 Term Loan B	4.75% (1 Mo. LIBOR + 4.00%	)	5/4/2028	3,997	3,999,764
RVR Dealership Holdings, LLC Term Loan B	4.75% (3 Mo. LIBOR + 4.00%	)	2/8/2028	17,125	17,072,050
Total					99,621,475

Chemicals 1.17%
Aruba Investments, Inc. 2020 2nd Lien Term Loan	8.50% (6 Mo. LIBOR + 7.75%	)	11/24/2028	3,908	3,947,238
Aruba Investments, Inc. 2020 USD Term Loan	4.75% (6 Mo. LIBOR + 4.00%	)	11/24/2027	9,722	9,733,685
INEOS Styrolution US Holding LLC 2021 USD Term Loan B	3.25% (1 Mo. LIBOR + 2.75%	)	1/29/2026	23,022	22,989,408
Lonza Group AG USD Term Loan B (Switzerland)(c)	4.75% (6 Mo. LIBOR + 4.00%	)	7/3/2028	7,496	7,501,996
LSF11 A5 Holdco LLC Term Loan	4.25% (3 Mo. LIBOR + 3.75%	)	10/15/2028	9,109	9,071,795
Polar US Borrower, LLC 2018 1st Lien Term Loan	4.75% - 7.00% (Prime Rate + 3.75% (3 Mo. LIBOR + 4.75%	) )	10/15/2025	14,133	14,138,527
Sparta U.S. HoldCo LLC 2021 Term Loan	4.25% (3 Mo. LIBOR + 3.50%	)	8/2/2028	9,746	9,755,596
Starfruit Finco B.V 2018 USD Term Loan B (Netherlands)(c)	3.092% (1 Mo. LIBOR + 3.00%	)	10/1/2025	4,113	4,067,910
Total					81,206,155

Consumer Durables 0.14%
Springs Windows Fashions, LLC 2021 Term Loan B	4.75% (1 Mo. LIBOR + 4.00%	)	10/6/2028	9,778	9,663,786

See Notes to Financial Statements.	145

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Consumer Non-Durables 0.94%
AI Aqua Merger Sub, Inc. 2021 1st Lien Delayed Draw Term Loan	–	(g)	7/31/2028	$2,120	$2,124,142
AI Aqua Merger Sub, Inc. 2021 1st Lien Term Loan B	4.50% (1 Mo. LIBOR + 4.00%	)	7/31/2028	16,958	16,993,135
Anastasia Parent, LLC 2018 Term Loan B	3.882% (3 Mo. LIBOR + 3.75%	)	8/11/2025	23,883	20,756,672
Pretium PKG Holdings, Inc. 2021 2nd Lien Term Loan	7.25% (6 Mo. LIBOR + 6.75%	)	10/1/2029	9,106	9,199,568
WW International, Inc. 2021 Term Loan B	4.00% (1 Mo. LIBOR + 3.50%	)	4/13/2028	16,114	15,946,550
Total					65,020,067

Energy 2.12%
AL NGPL Holdings, LLC Term Loan B	4.75% (3 Mo. LIBOR + 3.75%	)	4/14/2028	19,362	19,374,106
BCP Raptor II, LLC 1st Lien Term Loan	4.84% (1 Mo. LIBOR + 4.75%	)	11/3/2025	18,763	18,711,088
Brazos Delaware II, LLC Term Loan B	4.091% (1 Mo. LIBOR + 4.00%	)	5/21/2025	10,501	10,271,496
CQP Holdco LP 2021 Term Loan B	4.25% (1 Mo. LIBOR + 3.75%	)	6/5/2028	22,436	22,374,739
Freeport LNG Investments, LLLP Term Loan B	–	(g)	11/17/2028	17,952	17,814,567
ITT Holdings LLC 2021 Term Loan	3.25% (1 Mo. LIBOR + 2.75%	)	7/10/2028	6,534	6,528,149
Medallion Midland Acquisition, LLC 2021 Term Loan	4.50% (3 Mo. LIBOR + 3.75%	)	10/18/2028	15,706	15,649,044
Oryx Midstream Services Permian Basin LLC Term Loan B	3.75% (3 Mo. LIBOR + 3.25%	)	10/5/2028	22,285	22,109,526
Ulterra Drilling Technologies, LP Term Loan B	5.34% (1 Mo. LIBOR + 5.25%	)	11/26/2025	14,856	13,908,477
Total					146,741,192

Financial 4.88%
Advisor Group, Inc. 2021 Term Loan	4.59% (1 Mo. LIBOR + 4.50%	)	7/31/2026	23,187	23,167,642
AllSpring Buyer LLC Term Loan B	3.75% (2 Mo. LIBOR + 3.25%	)	11/1/2028	17,211	17,196,888
AqGen Island Holdings, Inc. Term Loan	4.00% (3 Mo. LIBOR + 3.50%	)	8/2/2028	19,131	19,019,540

146	See Notes to Financial Statements.

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Financial (continued)
Armor Holding II LLC 2021 Term Loan B	–	(g)	10/29/2028	$15,592	$15,646,010
Asurion LLC 2021 2nd Lien Term Loan B3	5.34% (1 Mo. LIBOR + 5.25%	)	1/31/2028	12,866	12,772,429
Asurion LLC 2021 Second Lien Term Loan B4	5.34% (1 Mo. LIBOR + 5.25%	)	1/20/2029	24,144	23,944,150
Claros Mortgage Trust, Inc. Term Loan B	6.00% (1 Mo. LIBOR + 5.00%	)	8/9/2026	11,395	11,394,813
CoreLogic, Inc. Term Loan	4.00% (1 Mo. LIBOR + 3.50%	)	6/2/2028	28,236	27,953,935
Cushman & Wakefield U.S. Borrower, LLC 2020 Term Loan B	2.84% (1 Mo. LIBOR + 2.75%	)	8/21/2025	20,183	20,067,931
Edelman Financial Center, LLC 2018 2nd Lien Term Loan	6.84% (1 Mo. LIBOR + 6.75%	)	7/20/2026	2,915	2,919,394
Edelman Financial Center, LLC 2021 Term Loan B	4.25% (1 Mo. LIBOR + 3.50%	)	4/7/2028	26,214	26,134,779
HighTower Holdings LLC 2021 Term Loan B	4.75% (3 Mo. LIBOR + 4.00%	)	4/21/2028	14,469	14,463,516
Hudson River Trading LLC 2021 Term Loan	3.09% (1 Mo. LIBOR + 3.00%	)	3/20/2028	32,352	32,085,154
Jane Street Group, LLC 2021 Term Loan	2.84% (1 Mo. LIBOR + 2.75%	)	1/26/2028	26,667	26,386,928
Minotaur Acquisition, Inc. Term Loan B	4.84% (1 Mo. LIBOR + 4.75%	)	3/27/2026	24,325	24,184,955
NEXUS Buyer LLC 2021 Second Lien Term Loan	6.75% (3 Mo. LIBOR + 6.25%	)	10/29/2029	11,430	11,444,706
OneDigital Borrower LLC 2020 Term Loan	5.25% (3 Mo. LIBOR + 4.50%	)	11/16/2027	18,434	18,391,912
Walker & Dunlop, Inc. 2021 Term Loan	–	(g)	10/13/2028	9,542	9,559,458
Total					336,734,140

Food/Tobacco 1.06%
City Brewing Company, LLC Closing Date Term Loan	4.25% (3 Mo. LIBOR + 3.50%	)	4/5/2028	8,889	8,795,898
Flynn Restaurant Group LP 1st Lien Term Loan	3.59% (1 Mo. LIBOR + 3.50%	)	6/27/2025	3,890	3,863,529
Flynn Restaurant Group LP 2nd Lien Term Loan	9.25% (3 Mo. LIBOR + 6.00%	)	6/29/2026	6,148	6,086,197
Miller’s Ale House, Inc. 2018 Term Loan	4.841% (1 Mo. LIBOR + 4.75%	)	5/30/2025	10,724	10,449,584

See Notes to Financial Statements.	147

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Food/Tobacco (continued)
NPC International, Inc. 2nd Lien Term Loan(j)	–	(g)	4/18/2025	$9,531	$190,620	(h)
Panera Bread Company Term Loan A	2.375% (1 Mo. LIBOR + 2.25%	)	7/18/2022	12,049	11,928,675
Pretium PKG Holdings, Inc. 2021 1st Lien Term Loan	4.50% (6 Mo. LIBOR + 4.00%	)	10/2/2028	11,462	11,442,504
Proampac PG Borrower LLC 2020 Term Loan	4.50% - 6.00% (Prime Rate + 2.75% (3 Mo. LIBOR + 3.75%	) )	11/3/2025	13,620	13,586,328
Triton Water Holdings, Inc Term Loan (Spain)(c)	4.00% (3 Mo. LIBOR + 3.50%	)	3/31/2028	6,627	6,607,974
Total					72,951,309

Gaming/Leisure 6.16%
AVSC Holding Corp. 2018 2nd Lien Term Loan	8.25% (6 Mo. LIBOR + 7.25%	)	9/1/2025	5,525	4,496,123
AVSC Holding Corp. 2020 Term Loan B1	–	(g)	3/3/2025	6,814	6,213,965
Caesars Resort Collection, LLC 2017 1st Lien Term Loan B	2.84% (1 Mo. LIBOR + 2.75%	)	12/23/2024	26,548	26,319,007
Carnival Corporation 2021 Incremental Term Loan B	4.00% (6 Mo. LIBOR + 3.25%	)	10/18/2028	15,083	14,875,571
Carnival Corporation USD Term Loan B	3.75% (1 Mo. LIBOR + 3.00%	)	6/30/2025	19,241	19,014,833
City Football Group Limited Term Loan (United Kingdom)(c)	4.00% (6 Mo. LIBOR + 3.50%	)	7/21/2028	16,415	16,332,710
ECL Entertainment, LLC Term Loan	8.25% (1 Mo. LIBOR + 7.50%	)	3/31/2028	7,049	7,201,774
Equinox Holdings, Inc. 2017 1st Lien Term Loan	4.00% (3 Mo. LIBOR + 3.00%	)	3/8/2024	5,974	5,698,390
Equinox Holdings, Inc. 2017 2nd Lien Term Loan	8.00% (3 Mo. LIBOR + 7.00%	)	9/6/2024	7,044	6,357,645
Equinox Holdings, Inc. 2020 Term Loan B2	10.00% (3 Mo. LIBOR + 9.00%	)	3/8/2024	4,667	4,713,830	(h)
Hilton Grand Vacations Borrower LLC 2021 Term Loan B	3.50% (1 Mo. LIBOR + 3.00%	)	8/2/2028	16,915	16,800,954
Hoya Midco, LLC 2017 1st Lien Term Loan	4.50% (1 Mo. LIBOR + 3.50%	)	6/30/2024	11,241	11,255,045

148	See Notes to Financial Statements.

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)			Fair Value
Gaming/Leisure (continued)
Kingpin Intermediate Holdings LLC 2018 Term Loan B	4.50% (1 Mo. LIBOR + 3.50%	)	7/3/2024		$19,734		$19,635,407
Life Time Fitness, Inc. 2017 Term Loan B	–	(g)	6/10/2022		–	(k)	6
Life Time Fitness, Inc. 2021 Term Loan B	5.75% (3 Mo. LIBOR + 4.75%	)	12/16/2024		5,422		5,472,832
Lucid Energy Group II Borrower, LLC 2021 Term Loan	–	(g)	11/24/2028		28,380		27,989,286
Lucky Bucks, LLC Term Loan	6.25% (3 Mo. LIBOR + 5.50%	)	7/30/2027		13,373		13,139,321
NASCAR Holdings, Inc Term Loan B	2.59% (1 Mo. LIBOR + 2.50%	)	10/19/2026		13,977		13,835,275
PCI Gaming Authority Term Loan	2.59% (1 Mo. LIBOR + 2.50%	)	5/29/2026		11,625		11,540,866
PUG LLC USD Term Loan	3.59% (1 Mo. LIBOR + 3.50%	)	2/12/2027		23,133		22,786,429
Raptor Acquisition Corp. 2021 Term Loan (Canada)(c)	4.75% (3 Mo. LIBOR + 4.00%	)	11/1/2026		16,820		16,812,491
Sabre GLBL Inc. 2021 Term Loan B1	4.00% (1 Mo. LIBOR + 3.50%	)	12/17/2027		6,351		6,267,859
Sabre GLBL Inc. 2021 Term Loan B2	4.00% (1 Mo. LIBOR + 3.50%	)	12/17/2027		10,124		9,991,339
Scientific Games International, Inc. 2018 Term Loan B5	2.84% (1 Mo. LIBOR + 2.75%	)	8/14/2024		21,188		21,060,332
Silk Bidco AS EUR Term Loan B(d)	4.00% (6 Mo. EURIBOR + 4.00%	)	2/24/2025	EUR	15,423		16,421,639
Spectacle Gary Holdings LLC 2021 Term Loan B	–	(g)	11/19/2028		$14,275		14,292,571	(h)
Spectacle Gary Holdings LLC Delayed Draw Term Loan	11.00% (1 Mo. LIBOR + 9.00%	)	12/23/2025		721		787,825
Spectacle Gary Holdings LLC Term Loan B	11.00% (1 Mo. LIBOR + 9.00%	)	12/23/2025		9,944		10,871,992
The Enterprise Development Authority Term Loan B	5.00% (1 Mo. LIBOR + 4.25%	)	2/18/2028		9,478		9,513,162
Travel Leaders Group, LLC 2018 Term Loan B	4.09% (1 Mo. LIBOR + 4.00%	)	1/25/2024		12,568		11,782,299
Twin River Worldwide Holdings, Inc. 2021 Term Loan B	3.75% (6 Mo. LIBOR + 3.25%	)	8/6/2028		23,911		23,821,659

See Notes to Financial Statements.	149

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)		Fair Value
Gaming/Leisure (continued)
UFC Holdings, LLC 2021 Term Loan B	3.50% (6 Mo. LIBOR + 2.75%	)	4/29/2026		$10,855	$10,712,941
United PF Holdings, LLC 2019 1st Lien Term Loan	4.132% (3 Mo. LIBOR + 4.00%	)	12/30/2026		16,084	15,574,291
United PF Holdings, LLC 2019 2nd Lien Term Loan	8.632% (3 Mo. LIBOR + 8.50%	)	12/30/2027		4,000	4,000,000
Total						425,589,669

Healthcare 15.38%
ADMI Corp. 2021 Incremental Term Loan B3	4.00% (1 Mo. LIBOR + 3.50%	)	12/23/2027		4,675	4,657,949
ADMI Corp. 2021 Term Loan B2	3.875% (1 Mo. LIBOR + 3.38%	)	12/23/2027		17,461	17,224,540
AEA International Holdings S.a.r.l. Term Loan B (Luxembourg)(c)	4.25% (3 Mo. LIBOR + 3.75%	)	9/7/2028		14,347	14,394,571
Air Methods Corporation 2017 Term Loan B	4.50% (3 Mo. LIBOR + 3.50%	)	4/22/2024		6,500	6,234,573
Amneal Pharmaceuticals LLC 2018 Term Loan B	3.625% (1 Mo. LIBOR + 3.50%	)	5/4/2025		27,579	27,114,207
Athenahealth, Inc. 2021 Term Loan B1	4.339% - 4.40% (1 Mo. LIBOR + 4.25% (3 Mo. LIBOR + 4.25%	) )	2/11/2026		17,774	17,780,368
Bausch Health Companies Inc. Term Loan B (Canada)(c)	2.84% (1 Mo. LIBOR + 2.75%	)	11/27/2025		10,321	10,218,901
Cano Health LLC Term Loan	5.25% (3 Mo. LIBOR + 4.50%	)	11/23/2027		13,772	13,796,274
Canopy Growth Corporation Term Loan (Canada)(c)	9.50% (6 Mo. LIBOR + 8.50%	)	3/18/2026		8,737	9,206,144
CCRR Parent, Inc Term Loan B	4.50% (3 Mo. LIBOR + 3.75%	)	3/6/2028		8,217	8,196,044
CHG Healthcare Services Inc. 2021 Term Loan	4.00% (3 Mo. LIBOR + 3.50%	)	9/29/2028		14,327	14,277,768
CNT Holdings I Corp 2020 2nd Lien Term Loan	7.50% (6 Mo. LIBOR + 6.75%	)	11/6/2028		5,864	5,911,768
CNT Holdings I Corp 2020 Term Loan	4.50% (6 Mo. LIBOR + 3.75%	)	11/8/2027		14,583	14,574,831
Da Vinci Purchaser Corp. 2019 Term Loan	5.00% (2 Mo. LIBOR + 4.00%	)	1/8/2027		24,889	24,943,482
Dedalus Finance GmbH 2021 EUR Term Loan B2(d)	3.75% (3 Mo. EURIBOR + 3.75%	)	5/4/2027	EUR	10,667	12,079,397

150	See Notes to Financial Statements.

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Healthcare (continued)
Electron BidCo Inc. 2021 Term Loan	3.75% (3 Mo. LIBOR + 3.25%	)	11/1/2028	$7,022	$6,993,864
Emerald TopCo, Inc. Term Loan	3.59% - 3.63% (1 Mo. LIBOR + 3.50% (3 Mo. LIBOR + 3.50%	) )	7/24/2026	18,326	18,165,771
eResearchTechnology, Inc. 2020 1st Lien Term Loan	5.50% (1 Mo. LIBOR + 4.50%	)	2/4/2027	13,664	13,692,056
EyeCare Partners, LLC 2020 Term Loan	3.882% (3 Mo. LIBOR + 3.75%	)	2/18/2027	21,774	21,550,573
EyeCare Partners, LLC 2021 Delayed Draw Term Loan(i)	–	(g)	11/15/2028	2,315	2,308,660
EyeCare Partners, LLC 2021 Incremental Term Loan	4.25% (1 Mo. LIBOR + 3.75%	)	11/15/2028	9,260	9,234,627
Gainwell Acquisition Corp. Term Loan B	4.75% (3 Mo. LIBOR + 4.00%	)	10/1/2027	31,086	31,105,531
Global Medical Response, Inc. 2017 Incremental Term Loan	5.25% (6 Mo. LIBOR + 4.25%	)	3/14/2025	2,930	2,912,969
Global Medical Response, Inc. 2020 Term Loan B	5.25% (3 Mo. LIBOR + 4.25%	)	10/2/2025	20,695	20,591,163
Horizon Therapeutics USA Inc. 2021 Term Loan B	2.50% (1 Mo. LIBOR + 2.00%	)	3/15/2028	24,662	24,558,673
Hunter Holdco 3 Limited USD Term Loan B (United Kingdom)(c)	4.75% (3 Mo. LIBOR + 4.25%	)	8/19/2028	23,911	23,956,278
ICON Luxembourg S.A.R.L. LUX Term Loan (Luxembourg)(c)	3.00% (3 Mo. LIBOR + 2.50%	)	7/3/2028	57,562	57,454,061
ICON Luxembourg S.A.R.L. US Term Loan	3.00% (3 Mo. LIBOR + 2.50%	)	7/3/2028	14,342	14,314,714
Insulet Corporation Term Loan B	3.75% (1 Mo. LIBOR + 3.25%	)	5/4/2028	10,635	10,642,185
Jazz Financing Lux S.a.r.l. USD Term Loan (Luxembourg)(c)	4.00% (1 Mo. LIBOR + 3.50%	)	5/5/2028	33,868	33,847,069
Kindred Healthcare LLC 2018 1st Lien Term Loan	4.625% (1 Mo. LIBOR + 4.50%	)	7/2/2025	12,208	12,210,733
LSCS Holdings, Inc. 2021 1st Lien Term Loan	–	(g)	11/23/2028	14,625	14,619,184
Maravai Intermediate Holdings, LLC 2020 Term Loan B	4.75% (1 Mo. LIBOR + 3.75%	)	10/19/2027	6,662	6,666,336

See Notes to Financial Statements.	151

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Healthcare (continued)
MDVIP, Inc. 2021 Term Loan	4.25% (1 Mo. LIBOR + 3.75%	)	10/16/2028	$9,551	$9,543,319
MED ParentCo LP 1st Lien Term Loan	4.34% (1 Mo. LIBOR + 4.25%	)	8/31/2026	24,636	24,576,049
MedAssets Software Intermediate Holdings, Inc. 2021 1st Lien Term Loan	4.50% (3 Mo. LIBOR + 3.75%	)	1/28/2028	11,667	11,683,080
MedAssets Software Intermediate Holdings, Inc. 2021 Term Loan	–	(g)	11/17/2028	14,988	14,913,522
Medical Solutions L.L.C. 2021 2nd Lien Term Loan	7.50% (3 Mo. LIBOR + 7.00%	)	11/1/2029	8,000	8,146,680
Medical Solutions L.L.C. 2021 Delayed Draw Term Loan(i)	–	(g)	11/1/2028	1,656	1,649,227
Medical Solutions L.L.C. 2021 First Lien Term Loan	4.00% (3 Mo. LIBOR + 3.50%	)	11/1/2028	8,696	8,658,416
Medline Industries, Inc. USD Term Loan B	3.75% (1 Mo. LIBOR + 3.25%	)	10/23/2028	38,202	38,115,215
MedRisk, Inc. 2021 Term Loan B	4.50% (1 Mo. LIBOR + 3.75%	)	5/10/2028	16,599	16,576,681
National Mentor Holdings, Inc. 2021 2nd Lien Term Loan	8.00% (3 Mo. LIBOR + 7.25%	)	3/2/2029	5,832	5,832,027
Navicure, Inc. 2019 Term Loan B	4.09% (1 Mo. LIBOR + 4.00%	)	10/22/2026	20,074	20,074,387
Option Care Health, Inc. 2021 Term Loan B	3.25% (1 Mo. LIBOR + 2.75%	)	10/27/2028	10,483	10,461,319
Organon & Co USD Term Loan	3.50% (3 Mo. LIBOR + 3.00%	)	6/2/2028	24,214	24,180,949
Pacific Dental Services,LLC 2021 Term Loan	4.00% (1 Mo. LIBOR + 3.25%	)	5/5/2028	12,578	12,567,847
Packaging Coordinators Midco, Inc. 2020 1st Lien Term Loan	4.25% (3 Mo. LIBOR + 3.50%	)	11/30/2027	24,249	24,215,772
Parexel International Corporation 2021 1st Lien Term Loan	–	(g)	11/15/2028	33,467	33,377,745
Pathway Vet Alliance LLC 2021 Term Loan	3.84% (1 Mo. LIBOR + 3.75%	)	3/31/2027	21,206	21,105,428
Press Ganey Holdings, Inc. 2021 Term Loan B	4.50% (1 Mo. LIBOR + 3.75% (3 Mo. LIBOR + 3.75%	) )	7/24/2026	2,901	2,898,749

152	See Notes to Financial Statements.

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Healthcare (continued)
RegionalCare Hospital Partners Holdings, Inc. 2018 Term Loan B	3.842% (1 Mo. LIBOR + 3.75%	)	11/16/2025	$20,373	$20,232,137
Revint Intermediate II, LLC 2020 Term Loan B	4.75% (1 Mo. LIBOR + 4.25%	)	10/15/2027	11,667	11,681,615
SCP Eye Care Services, LLC 2021 Delayed Draw Term Loan(i)	4.50% (3 Mo. LIBOR + 4.50%	)	3/16/2028	1,493	1,492,684
SCP Eye Care Services, LLC 2021 Term Loan	5.25% (6 Mo. LIBOR + 4.50%	)	3/16/2028	8,590	8,590,079
Select Medical Corporation 2017 Term Loan B	2.35% (1 Mo. LIBOR + 2.25%	)	3/6/2025	10,229	10,154,507
Southern Veterinary Partners, LLC Delayed Draw Term Loan	5.00% (6 Mo. LIBOR + 4.00%	)	10/5/2027	1,638	1,642,145
Southern Veterinary Partners, LLC Term Loan	5.00% (3 Mo. LIBOR + 4.00%	)	10/5/2027	16,566	16,612,843
Summit Behavioral Healthcare LLC 1st Lien Term Loan	5.50% (3 Mo. LIBOR + 4.75%	)	11/8/2028	14,292	14,005,860
Sunshine Luxembourg VII SARL 2021 Term Loan B3 (Luxembourg)(c)	4.50% (3 Mo. LIBOR + 3.75%	)	10/1/2026	10,538	10,518,483
Surgery Center Holdings, Inc. 2021 Term Loan	4.50% (1 Mo. LIBOR + 3.75%	)	8/31/2026	22,862	22,806,001
Team Health Holdings, Inc. 1st Lien Term Loan	3.75% (1 Mo. LIBOR + 2.75%	)	2/6/2024	13,250	12,620,794
Unified Physician Management, LLC 2020 Term Loan	5.00% (1 Mo. LIBOR + 4.25%	)	12/16/2027	13,543	13,519,460
Verscend Holding Corp. 2021 Term Loan B	4.09% (1 Mo. LIBOR + 4.00%	)	8/27/2025	18,253	18,251,081
Wellpath Holdings, Inc. 2018 1st Lien Term Loan	5.59% - 5.63% (1 Mo. LIBOR + 5.50% (3 Mo. LIBOR + 5.50%	) )	10/1/2025	23,687	23,357,925
Western Dental Services Inc. 2021 Delayed Draw Term Loan(i)	5.25% (1 Mo. LIBOR + 4.50%	)	8/18/2028	1,328	1,326,141
Western Dental Services Inc. 2021 Term Loan B	5.25% (1 Mo. LIBOR + 4.50%	)	8/18/2028	13,015	12,996,176

See Notes to Financial Statements.	153

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Healthcare (continued)
WP CityMD Bidco LLC 2021 Term Loan B	4.50% (6 Mo. LIBOR + 3.75%	)	8/13/2026	$37,834	$37,723,451
Zelis Healthcare Corporation 2021 Term Loan	3.586% (1 Mo. LIBOR + 3.50%	)	9/30/2026	10,521	10,412,333
Total					1,061,955,391

Housing 1.89%
ACProducts, Inc. 2021 Term Loan B	4.75% (3 Mo. LIBOR + 4.25%	)	5/17/2028	19,892	19,693,524
Foundation Building Materials Holding Company LLC 2021 Term Loan	–	(g)	2/3/2028	11,191	11,077,325
Groupe Solmax Inc. Term Loan (Canada)(c)	5.50% (2 Mo. LIBOR + 4.75% (3 Mo. LIBOR + 4.75%	) )	5/29/2028	14,352	14,333,881
GYP Holdings III Corp. 2021 Term Loan B	–	(g)	6/1/2025	4,786	4,765,836
LBM Acquisition LLC 2021 Incremental Delayed Draw Term Loan B2(i)	–	(g)	12/17/2027	4,801	4,734,722
LBM Acquisition LLC 2021 Incremental Term Loan B2	3.879% (3 Mo. LIBOR + 3.75%	)	12/17/2027	9,578	9,445,710
LBM Acquisition LLC Term Loan B	4.50% (1 Mo. LIBOR + 3.75%	)	12/17/2027	3,092	3,049,577
MI Windows and Doors, LLC 2020 Term Loan	4.50% (1 Mo. LIBOR + 3.75%	)	12/18/2027	9,681	9,672,653
Park River Holdings, Inc. Term Loan	4.00% (3 Mo. LIBOR + 3.25%	)	12/28/2027	10,090	10,017,321
Quikrete Holdings, Inc. 2016 1st Lien Term Loan	2.59% (1 Mo. LIBOR + 2.50%	)	2/1/2027	5,964	5,900,992
Quikrete Holdings, Inc. 2021 Term Loan B1	–	(g)	6/11/2028	28,842	28,684,053
White Cap Buyer LLC Term Loan B	–	(g)	10/19/2027	9,512	9,496,259
Total					130,871,853

Information Technology 14.48%
Adevinta ASA USD Term Loan B (Norway)(c)	3.75% (3 Mo. LIBOR + 3.00%	)	6/26/2028	11,698	11,696,074
AP Core Holdings, II LLC Amortization Term Loan B1	6.25% (1 Mo. LIBOR + 5.50%	)	9/1/2027	9,672	9,661,008
AP Core Holdings, II LLC High-Yield Term Loan B2	6.25% (1 Mo. LIBOR + 5.50%	)	9/1/2027	7,180	7,174,418
Apttus Corporation 2021 Term Loan	5.00% (3 Mo. LIBOR + 4.25%	)	5/8/2028	19,219	19,206,489

154	See Notes to Financial Statements.

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Information Technology (continued)
Arches Buyer Inc. 2021 Term Loan B	3.75% (1 Mo. LIBOR + 3.25%	)	12/6/2027	$23,681	$23,503,041
Ascend Learning, LLC 2021 Term Loan	–	(g)	11/18/2028	19,035	18,951,792
Banff Merger Sub Inc 2021 USD 2nd Lien Term Loan	6.00% (3 Mo. LIBOR + 5.50%	)	2/27/2026	7,139	7,220,860
Banff Merger Sub Inc 2021 USD Term Loan	3.882% (3 Mo. LIBOR + 3.75%	)	10/2/2025	21,932	21,737,042
Barracuda Networks, Inc. 2020 2nd Lien Term Loan	7.50% (3 Mo. LIBOR + 6.75%	)	10/30/2028	9,772	9,903,718
Brooks Automation, Inc. 2021 2nd Lien Term Loan	–	(g)	11/4/2029	5,037	5,055,812
Brooks Automation, Inc. 2021 Term Loan	–	(g)	11/17/2028	18,972	18,883,311
Castle US Holding Corporation USD Term Loan B	3.882% (3 Mo. LIBOR + 3.75%	)	1/29/2027	7,204	7,126,301
Cloudera, Inc. 2021 Second Lien Term Loan	6.50% (1 Mo. LIBOR + 6.00%	)	10/8/2029	8,998	9,020,495
Cloudera, Inc. 2021 Term Loan	4.25% (1 Mo. LIBOR + 3.75%	)	10/8/2028	24,189	24,053,535
Cologix, Inc. 2021 Term Loan B	4.50% (1 Mo. LIBOR + 3.75%	)	5/1/2028	12,106	12,123,958
ConnectWise, LLC 2021 Term Loan B	4.00% (3 Mo. LIBOR + 3.50%	)	9/29/2028	16,715	16,607,227
Constant Contact, Inc. Second Lien Term Loan	8.25% (6 Mo. LIBOR + 7.50%	)	2/12/2029	8,000	7,920,000
Constant Contact, Inc. Term Loan	4.75% (3 Mo. LIBOR + 4.00%	)	2/10/2028	14,326	14,281,269
Cornerstone OnDemand, Inc. 2021 Term Loan	4.25% (3 Mo. LIBOR + 3.75%	)	10/16/2028	33,430	33,312,135
Cyxtera DC Holdings, Inc. Term Loan B	4.00% (6 Mo. LIBOR + 3.00%	)	5/1/2024	13,531	13,479,770
Delta TopCo, Inc. 2020 2nd Lien Term Loan	8.00% (3 Mo. LIBOR + 7.25%	)	12/1/2028	5,429	5,482,943
Delta TopCo, Inc. 2020 Term Loan B	4.50% (3 Mo. LIBOR + 3.75%	)	12/1/2027	12,964	12,946,050
ECI Macola Max Holdings LLC 2020 Term Loan	4.50% (3 Mo. LIBOR + 3.75%	)	11/9/2027	14,547	14,533,545
Endure Digital Inc. Term Loan	4.25% (6 Mo. LIBOR + 3.50%	)	2/10/2028	15,721	15,436,160
Ensono, LP 2021 Term Loan	4.75% (1 Mo. LIBOR + 4.00%	)	5/19/2028	16,109	16,079,041

See Notes to Financial Statements.	155

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Information Technology (continued)
Epicor Software Corporation 2020 2nd Lien Term Loan	8.75% (1 Mo. LIBOR + 7.75%	)	7/31/2028	$3,888	$3,985,152
Epicor Software Corporation 2020 Term Loan	4.00% (1 Mo. LIBOR + 3.25%	)	7/30/2027	22,336	22,271,818
Escape Velocity Holdings, Inc. 2021 Term Loan	4.75% (3 Mo. LIBOR + 4.25%	)	10/8/2028	12,605	12,557,545
ETA Australia Holdings III Pty Ltd. Term Loan (Australia)(c)	4.09% (1 Mo. LIBOR + 4.00%	)	5/6/2026	11,348	11,248,605	(h)
Finastra USA, Inc. USD 1st Lien Term Loan	4.50% (6 Mo. LIBOR + 3.50%	)	6/13/2024	19	19,035
Flexential Intermediate Corporation 2017 1st Lien Term Loan	5.75% (3 Mo. LIBOR + 2.50%	)	8/1/2024	8,702	8,619,972
Grab Holdings Inc Term Loan B (Singapore)(c)	5.50% (1 Mo. LIBOR + 4.50%	)	1/29/2026	11,870	11,999,078
Greeneden U.S. Holdings II, LLC 2020 USD Term Loan B4	4.75% (1 Mo. LIBOR + 4.00%	)	12/1/2027	21,755	21,750,792
Imperva, Inc. 1st Lien Term Loan	5.00% (3 Mo. LIBOR + 4.00%	)	1/12/2026	17,929	17,906,803
Imprivata, Inc. Term Loan	4.00% (3 Mo. LIBOR + 3.50%	)	12/1/2027	12,634	12,630,998
Informatica LLC 2021 USD Term Loan B	2.875% (1 Mo. LIBOR + 2.75%	)	10/27/2028	19,084	19,007,422
Ingram Micro Inc. 2021 Term Loan B	4.00% (3 Mo. LIBOR + 3.50%	)	6/30/2028	14,528	14,532,089
ION Trading Finance Limited 2021 USD Term Loan (Ireland)(c)	4.917% (3 Mo. LIBOR + 4.75%	)	4/1/2028	12,020	12,016,574
LogMeIn, Inc. Term Loan B	4.839% (1 Mo. LIBOR + 4.75%	)	8/31/2027	29,443	29,305,430
Magenta Buyer LLC 2021 USD 1st Lien Term Loan	5.75% (3 Mo. LIBOR + 5.00%	)	7/27/2028	30,151	29,749,576
Magenta Buyer LLC 2021 USD 2nd Lien Term Loan	9.00% (3 Mo. LIBOR + 8.25%	)	7/27/2029	6,699	6,649,147
MeridianLink, Inc. 2021 Term Loan B	–	(g)	10/27/2028	16,673	16,641,669
MH Sub I, LLC 2020 Incremental Term Loan	–	(g)	9/13/2024	11,896	11,870,329
Perforce Software, Inc. 2020 Term Loan B	3.84% (1 Mo. LIBOR + 3.75%	)	7/1/2026	20,234	20,023,198

156	See Notes to Financial Statements.

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)		Fair Value
Information Technology (continued)
Polaris Newco LLC USD Term Loan B	4.50% (6 Mo. LIBOR + 4.00%	)	6/2/2028		$26,980	$26,912,887
Project Alpha Intermediate Holding, Inc. 2021 Term Loan B	4.10% (1 Mo. LIBOR + 4.00%	)	4/26/2024		12,273	12,242,321
Project Boost Purchaser, LLC 2019 Term Loan B	3.59% (1 Mo. LIBOR + 3.50%	)	6/1/2026		11,348	11,269,765
Proofpoint, Inc. 1st Lien Term Loan	3.75% (3 Mo. LIBOR + 3.25%	)	8/31/2028		32,430	32,164,027
RealPage, Inc 1st Lien Term Loan	3.75% (1 Mo. LIBOR + 3.25%	)	4/24/2028		23,990	23,801,171
Rocket Software, Inc. 2018 Term Loan	4.34% (1 Mo. LIBOR + 4.25%	)	11/28/2025		8,654	8,594,609
Rocket Software, Inc. 2021 USD Incremental Term Loan B	4.75% (1 Mo. LIBOR + 4.25%	)	11/28/2025		10,601	10,562,786
Storable, Inc Term Loan B	3.75% (6 Mo. LIBOR + 3.25%	)	4/17/2028		12,680	12,585,291
Surf Holdings, LLC USD Term Loan	3.616% (3 Mo. LIBOR + 3.50%	)	3/5/2027		24,971	24,757,941
Synaptics Incorporated Term Loan B	–	(g)	10/21/2028		17,165	17,118,224
team.blue Finco SARL EUR Delayed Draw Term Loan(d)	3.75% (3 Mo. EURIBOR + 3.75%	)	3/27/2028	EUR	497	561,972
team.blue Finco SARL EUR Term Loan(d)	3.75% (3 Mo. EURIBOR + 3.75%	)	3/27/2028	EUR	10,185	11,518,067
Tenable Holdings, Inc. Term Loan B	3.25% (3 Mo. LIBOR + 2.75%	)	7/7/2028		$9,544	9,520,442
Tibco Software Inc. 2020 Term Loan B3	3.85% (1 Mo. LIBOR + 3.75%	)	6/30/2026		23,678	23,445,073
Toruk AS 2021 USD Term Loan B (Norway)(c)	–	(g)	11/2/2028		19,061	18,715,873
Uber Technologies, Inc. 2021 1st Lien Term Loan B	3.59% (1 Mo. LIBOR + 3.50%	)	4/4/2025		11,456	11,432,077
Ultimate Software Group Inc (The) 2020 2nd Lien Incremental Term Loan	7.50% (3 Mo. LIBOR + 6.75%	)	5/3/2027		4,453	4,505,213
Ultimate Software Group Inc (The) 2021 Incremental Term Loan	4.00% (3 Mo. LIBOR + 3.25%	)	5/4/2026		14,424	14,370,597
Ultimate Software Group Inc (The) 2021 Term Loan	–	(g)	5/4/2026		19,035	18,965,117
Ultimate Software Group Inc (The) Term Loan B	3.84% (1 Mo. LIBOR + 3.75%	)	5/4/2026		13,550	13,506,476

See Notes to Financial Statements.	157

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Information Technology (continued)
Ultimate Software Group, Inc. (The) 2021 2nd Lien Term Loan	–	(g)	5/3/2027	$11,055	$11,134,651
Veritas US Inc. 2021 USD Term Loan B	6.00% (3 Mo. LIBOR + 5.00%	)	9/1/2025	13,211	13,157,507
Vertiv Group Corporation 2021 Term Loan B	2.838% (1 Mo. LIBOR + 2.75%	)	3/2/2027	18,619	18,481,181
VS Buyer, LLC Term Loan B	3.09% (1 Mo. LIBOR + 3.00%	)	2/28/2027	12,841	12,793,354
Total					1,000,297,848

Manufacturing 9.16%
AMC Entertainment Holdings, Inc. 2019 Term Loan B	3.09% (1 Mo. LIBOR + 3.00%	)	4/22/2026	24,616	22,240,817
Array Technologies, Inc. Term Loan B	3.75% (3 Mo. LIBOR + 3.25%	)	10/14/2027	7,821	7,742,616
ASP Unifrax Holdings Inc. Term Loan B	3.882% (3 Mo. LIBOR + 3.75%	)	12/12/2025	10,336	10,165,565
Banijay Entertainment S.A.S USD Term Loan (France)(c)	3.838% (1 Mo. LIBOR + 3.75%	)	3/1/2025	13,398	13,335,600
Bright Bidco B.V. 2018 Term Loan B (Netherlands)(c)	4.50% (6 Mo. LIBOR + 3.50%	)	6/30/2024	8,047	6,224,990
CenturyLink, Inc. 2020 Term Loan B	2.34% (1 Mo. LIBOR + 2.25%	)	3/15/2027	16,709	16,400,619
Chamberlain Group Inc. Term Loan B	4.00% (1 Mo. LIBOR + 3.50%	)	11/3/2028	9,531	9,483,307
Cinemark USA, Inc. 2018 Term Loan B	1.85% (1 Mo. LIBOR + 1.75%	)	3/31/2025	14,204	13,617,930
Clear Channel Outdoor Holdings, Inc. Term Loan B	3.601% - 3.63% (2 Mo. LIBOR + 3.50% (3 Mo. LIBOR + 3.50%	) )	8/21/2026	23,576	23,106,304
CMBF LLC Delayed Draw Term Loan(i)	3.00% (3 Mo. LIBOR + 3.00%	)	8/2/2028	3,296	3,263,282
CMBF LLC Term Loan	6.50% (1 Mo. LIBOR + 6.00%	)	8/2/2028	11,075	10,964,660
Consolidated Communications, Inc. 2021 Term Loan B	4.25% (1 Mo. LIBOR + 3.50%	)	10/2/2027	14,547	14,498,892
Crown Finance US, Inc. 2018 USD Term Loan	–	(g)	2/28/2025	11,249	9,141,435

158	See Notes to Financial Statements.

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Manufacturing (continued)
CSC Holdings, LLC 2017 Term Loan B1	2.339% (1 Mo. LIBOR + 2.25%	)	7/17/2025	$18,285	$17,964,809
CSC Holdings, LLC 2018 Incremental Term Loan	2.339% (1 Mo. LIBOR + 2.25%	)	1/15/2026	2,372	2,329,017
Deliver Buyer, Inc. Term Loan B	5.132% (3 Mo. LIBOR + 5.00%	)	5/1/2024	10,827	10,800,093	(h)
DirecTV Financing, LLC Term Loan	5.75% (3 Mo. LIBOR + 5.00%	)	8/2/2027	23,937	23,925,733
Dotdash Meredith Inc Term Loan B	–	(g)	11/22/2026	23,662	23,528,999	(h)
E.W. Scripps Company (The) 2019 Term Loan B2	3.313% (1 Mo. LIBOR + 2.56%	)	5/1/2026	18,670	18,651,946
Electrical Components International, Inc. 2018 1st Lien Term Loan	4.351% (3 Mo. LIBOR + 4.25%	)	6/26/2025	8,588	8,538,816
Electrical Components International, Inc. 2021 Term Loan B	10.75% (Prime Rate + 7.50%	)	6/26/2025	4,645	4,656,376
Engineered Machinery Holdings, Inc. 2021 USD 2nd Lien Incremental Term Loan	7.25% (3 Mo. LIBOR + 6.50%	)	5/21/2029	4,633	4,665,305
Engineered Machinery Holdings, Inc. 2021 USD Incremental Term Loan	4.50% (3 Mo. LIBOR + 3.75%	)	5/19/2028	14,346	14,338,927
Esdec Solar Group B.V. Term Loan B (Netherlands)(c)	5.75% (6 Mo. LIBOR + 5.00%	)	8/30/2028	16,329	16,328,579
Frontier Communications Corp. 2021 DIP Term Loan B	4.50% (3 Mo. LIBOR + 3.75%	)	5/1/2028	9,227	9,229,622
GOGO Intermediate Holdings LLC Term Loan B	4.50% (3 Mo. LIBOR + 3.75%	)	4/30/2028	12,095	12,065,786
Gray Television, Inc. 2018 Term Loan C	2.586% (1 Mo. LIBOR + 2.50%	)	1/2/2026	17,852	17,688,583
Gray Television, Inc. 2021 Second Lien Bridge Term Loan(i)	–	(g)	8/12/2022	9,930	9,930,292	(h)
Gray Television, Inc. 2021 Term Loan D	–	(g)	10/20/2028	21,122	21,025,635
iHeartCommunications, Inc. 2020 Term Loan	3.09% (1 Mo. LIBOR + 3.00%	)	5/1/2026	20,532	20,300,918
Madison IAQ LLC Term Loan	3.75% (6 Mo. LIBOR + 3.25%	)	6/21/2028	19,174	19,041,128
Nexstar Broadcasting, Inc. 2019 Term Loan B4	2.586% (1 Mo. LIBOR + 2.50%	)	9/18/2026	32,953	32,770,232

See Notes to Financial Statements.	159

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)		Fair Value
Manufacturing (continued)
Playtika Holding Corp 2021 Term Loan (Israel)(c)	2.84% (1 Mo. LIBOR + 2.75%	)	3/13/2028		$25,972	$25,842,312
Refficiency Holdings LLC 2021 Delayed Draw Term Loan(i)	4.00% (3 Mo. LIBOR + 4.00%	)	12/31/2027		3,213	3,215,344
Rexnord LLC 2021 Term Loan B	2.75% (1 Mo. LIBOR + 2.25%	)	10/4/2028		9,490	9,482,046
Tiger Acquisition, LLC 2021 Term Loan	3.75% (3 Mo. LIBOR + 3.25%	)	6/1/2028		17,831	17,710,207
Univision Communications Inc. 2021 Term Loan B	–	(g)	5/5/2028		37,276	37,235,955
UTEX Industries Inc. 2020 First Out Exit Term Loan A	–	(g)	12/3/2024		1,585	1,597,848
UTEX Industries Inc. 2020 Second Out Term Loan PIK 5.75%	5.25% (1 Mo. LIBOR + 3.75%	)	12/3/2025		1,841	1,816,330
Vertical US Newco Inc Term Loan B	4.00% (6 Mo. LIBOR + 3.50%	)	7/30/2027		23,516	23,477,870
Virgin Media Bristol LLC USD Term Loan N	2.589% (1 Mo. LIBOR + 2.50%	)	1/31/2028		33,146	32,751,910
Vue International Bidco p.l.c. 2019 EUR Term Loan B(d)	4.75% (6 Mo. EURIBOR + 4.75%	)	7/3/2026	EUR	6,500	6,858,992
Watlow Electric Manufacturing Company Term Loan B	4.50% (3 Mo. LIBOR + 4.00%	)	3/2/2028		$10,053	10,023,264
WideOpenWest Finance LLC 2017 Term Loan B	4.25% (1 Mo. LIBOR + 3.25%	)	8/18/2023		6,767	6,766,080
Windstream Services, LLC 2020 Exit Term Loan B	7.25% (1 Mo. LIBOR + 6.25%	)	9/21/2027		7,728	7,766,600
Total						632,511,571

Metals/Minerals 0.65%
Alpha Metallurgical Resources, Inc. 2019 Term Loan	10.00% (3 Mo. LIBOR + 8.00%	)	6/14/2024		10,011	9,957,909
Grinding Media Inc. 2021 Term Loan B	4.75% (3 Mo. LIBOR + 4.00%	)	10/12/2028		24,782	24,735,557
Peabody Energy Corporation 2018 Term Loan	2.842% (1 Mo. LIBOR + 2.75%	)	3/31/2025		11,577	10,129,784
Total						44,823,250

160	See Notes to Financial Statements.

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)		Fair Value
Retail 3.48%
Academy, Ltd. 2021 Term Loan	4.50% (1 Mo. LIBOR + 3.75%	)	11/5/2027		$7,981	$7,993,329
Amer Sports Oyj EUR Term Loan B(d)	4.50% (6 Mo. EURIBOR + 4.50%	)	3/30/2026	EUR	10,771	12,223,931
Birkenstock GmbH & Co. KG USD Term Loan B (Germany)(c)	3.75% (3 Mo. LIBOR + 3.25%	)	4/27/2028		$15,793	15,707,234
Canada Goose Inc. 2021 Term Loan (Canada)(c)	4.25% (3 Mo. LIBOR + 3.50%	)	10/7/2027		11,611	11,618,350
Chinos Intermediate Holdings A, Inc. Exit Term Loan	11.00% (3 Mo. LIBOR + 10.00%	)	9/10/2027		3,665	4,002,906
Evergreen Acqco 1 LP 2021 USD Term Loan	6.50% (3 Mo. LIBOR + 5.75%	)	4/21/2028		13,506	13,430,472
Great Outdoors Group, LLC 2021 Term Loan B1	4.50% (3 Mo. LIBOR + 3.75%	)	3/6/2028		13,625	13,641,695
Harbor Freight Tools USA, Inc. 2021 Term Loan B	3.25% (1 Mo. LIBOR + 2.75%	)	10/19/2027		24,638	24,459,347
Petco Health and Wellness Company, Inc. 2021 Term Loan B	4.00% (3 Mo. LIBOR + 3.25%	)	3/3/2028		24,189	24,093,512
PetSmart, Inc. 2021 Term Loan B	4.50% (3 Mo. LIBOR + 3.75%	)	2/11/2028		23,694	23,625,421
Rent-A-Center, Inc. 2021 First Lien Term Loan B	3.75% (1 Mo. LIBOR + 3.25%	)	2/17/2028		11,941	11,856,036
Restoration Hardware, Inc. Term Loan B	–	(g)	10/20/2028		18,129	18,053,293
Staples, Inc. 7 Year Term Loan	5.132% (3 Mo. LIBOR + 5.00%	)	4/16/2026		$5,121	$4,924,305
Sweetwater Borrower, LLC Term Loan B	5.50% (3 Mo. LIBOR + 4.75%	)	8/7/2028		16,738	16,716,852
Torrid LLC 2021 Term Loan B	6.25% (1 Mo. LIBOR + 5.50%	)	5/19/2028		22,124	22,261,994
Tory Burch LLC Term Loan B	4.00% (1 Mo. LIBOR + 3.50%	)	4/16/2028		15,488	15,468,997
Total						240,077,674

Service 8.04%
Aegion Corporation Term Loan	5.50% (3 Mo. LIBOR + 4.75%	)	5/17/2028		12,136	12,151,495
A-L Parent LLC 2016 1st Lien Term Loan	4.25% (1 Mo. LIBOR + 3.25%	)	12/1/2023		10,097	9,559,012
APi Group DE, Inc. 2021 Incremental Term Loan B	–	(g)	10/7/2028		9,549	9,523,596

See Notes to Financial Statements.	161

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)			Fair Value
Service (continued)
AppLovin Corporation 2018 Term Loan B	3.34% (1 Mo. LIBOR + 3.25%	)	8/15/2025		$8,995		$8,966,543
AppLovin Corporation 2021 Term Loan B	–	(g)	10/25/2028		14,303		14,228,807
Astra Acquisition Corp. 2021 1st Lien Term Loan	5.75% (1 Mo. LIBOR + 5.25%	)	10/25/2028		19,062		18,585,374
BCP V Modular Services Holdings IV Limited EUR Term Loan B(d)	–	(g)	10/7/2028	EUR	17,189		19,480,565
Bingo Industries Ltd. Term Loan (Australia)(c)	4.00% (3 Mo. LIBOR + 3.50%	)	7/8/2028		$9,545		9,496,877
Blackhawk Network Holdings, Inc. 2018 2nd Lien Term Loan	7.125% (1 Mo. LIBOR + 7.00%	)	6/15/2026		6,366		6,338,281
Brand Energy & Infrastructure Services, Inc. 2017 Term Loan	5.25% (3 Mo. LIBOR + 4.25%	)	6/21/2024		14,815		14,635,632
Cengage Learning, Inc. 2021 Term Loan B	5.75% (3 Mo. LIBOR + 4.75%	)	6/29/2026		18,710		18,673,583
CMI Marketing, Inc. 2021 First Lien Term Loan B	4.75% (1 Mo. LIBOR + 4.25%	)	3/23/2028		16,446		16,425,935
DTI Holdco, Inc. 2018 Term Loan B	5.75% (2 Mo. LIBOR + 4.75% (3 Mo. LIBOR + 4.75%	) )	9/30/2023		19,680		19,477,348
Employbridge LLC 2021 Term Loan B	5.50% (3 Mo. LIBOR + 4.75%	)	7/14/2028		29,810		29,493,037
Instructure Holdings, Inc. 2021 Term Loan B	3.25% (1 Mo. LIBOR + 2.75%	)	10/30/2028		8,105		8,064,249
KUEHG Corp. 2018 Incremental Term Loan	4.75% (3 Mo. LIBOR + 3.75%	)	2/21/2025		28,459		27,949,622
Learning Care Group, Inc. 2018 1st Lien Term Loan	4.25% (3 Mo. LIBOR + 3.25%	)	3/13/2025		16,391		16,096,392
Liftoff Mobile Inc Term Loan	4.25% (3 Mo. LIBOR + 3.50%	)	3/17/2028		–	(k)	2
Magnite Inc Term Loan	5.75% (6 Mo. LIBOR + 5.00%	)	4/28/2028		17,535		17,502,061
Priority Payment Systems Holdings, LLC 2021 Term Loan	6.75% (1 Mo. LIBOR + 5.75% (3 Mo. LIBOR + 5.75%	) )	4/27/2027		13,736		13,701,276
Red Planet Borrower, LLC Term Loan B	4.25% (3 Mo. LIBOR + 3.75%	)	10/2/2028		23,975		23,819,230
Refficiency Holdings LLC 2021 Term Loan	4.50% (1 Mo. LIBOR + 3.75%	)	12/16/2027		16,581		16,594,398

162	See Notes to Financial Statements.

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Service (continued)
Renaissance Holding Corp. 2018 1st Lien Term Loan	3.34% (1 Mo. LIBOR + 3.25%	)	5/30/2025	$20,962	$20,755,959
Renaissance Holding Corp. 2018 2nd Lien Term Loan	7.09% (1 Mo. LIBOR + 7.00%	)	5/29/2026	6,000	6,032,340
Resideo Funding Inc. 2021 Term Loan	2.75% (2 Mo. LIBOR + 2.25% (3 Mo. LIBOR + 2.25%	) )	2/8/2028	6,316	6,315,958
Service Logic Acquisition, Inc Delayed Draw Term Loan(i)	4.00% - 4.75% (1 Mo. LIBOR + 4.00% (3 Mo. LIBOR + 4.00%	) )	10/29/2027	744	743,837	(h)
Service Logic Acquisition, Inc Term Loan	4.75% (2 Mo. LIBOR + 4.00% (3 Mo. LIBOR + 4.00%	) )	10/29/2027	8,988	8,988,338
Severin Acquisition, LLC 2018 Term Loan B	3.341% (1 Mo. LIBOR + 3.25%	)	8/1/2025	17,576	17,491,507
Sophia, L.P. 2021 Term Loan B	4.50% (3 Mo. LIBOR + 3.50%	)	10/7/2027	13,578	13,568,265
SSH Group Holdings, Inc. 2018 1st Lien Term Loan	4.382% (3 Mo. LIBOR + 4.25%	)	7/30/2025	18,625	17,885,777
Taboola.com Ltd Term Loan B	4.50% (3 Mo. LIBOR + 4.00%	)	8/17/2028	14,326	14,236,610
Thermostat Purchaser III, Inc. Delayed Draw Term Loan(i)	2.25%		8/24/2028	2,172	2,169,393
Thermostat Purchaser III, Inc. Term Loan	4.675% (3 Mo. LIBOR + 4.50%	)	8/31/2028	9,289	9,277,008
Think & Learn Private Limited Term Loan B (India)(c)	–	(g)	11/5/2026	19,197	19,184,506
Trans Union, LLC 2021 2nd Lien Term Loan	–	(g)	11/16/2029	3,435	3,435,083	(h)
Trans Union, LLC 2021 Term Loan B6(i)	–	(g)	11/16/2028	17,305	17,223,543
Verifone Systems, Inc. 2018 1st Lien Term Loan	4.178% (3 Mo. LIBOR + 4.00%	)	8/20/2025	26,158	25,573,730
Weld North Education, LLC 2021 Term Loan B	4.25% (1 Mo. LIBOR + 3.75%	)	12/21/2027	10,132	10,100,771
WEX Inc. 2021 Term Loan	2.34% (1 Mo. LIBOR + 2.25%	)	3/31/2028	12,083	12,002,906
Yak Access, LLC 2018 1st Lien Term Loan B	5.09% - 5.18% (1 Mo. LIBOR + 5.00% (3 Mo. LIBOR + 5.00%	) )	7/11/2025	22,247	19,311,835
Total					555,060,681

See Notes to Financial Statements.	163

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Telecommunications 2.10%
AIT Worldwide Logistics, Inc 2021 Term Loan	5.50% (3 Mo. LIBOR + 4.75%	)	3/31/2028	$7,986	$7,998,424
Carriage Purchaser, Inc. 2021 Term Loan B	5.00% (2 Mo. LIBOR + 4.25%	)	9/30/2028	9,962	9,983,830
Chassix Inc. 2017 1st Lien Term Loan	6.50% - 7.75% (Prime Rate + 4.50% (6 Mo. LIBOR + 5.50%	) )	11/15/2023	14,079	13,011,433
CWGS Group, LLC 2021 Term Loan B	3.25% (1 Mo. LIBOR + 2.50%	)	6/3/2028	19,262	19,132,415
Drive Chassis HoldCo, LLC 2019 2nd Lien Term Loan	6.874% (3 Mo. LIBOR + 6.00%	)	4/10/2026	14,827	14,938,116	(h)
Echo Global Logistics, Inc. Term Loan	4.25% (3 Mo. LIBOR + 3.75%	)	11/4/2028	9,100	9,068,053
Fastlane Parent Company, Inc. 2018 Add On 1st Lien Term Loan	4.593% (1 Mo. LIBOR + 4.50%	)	2/4/2026	15,570	15,580,839
Kenan Advantage Group, Inc. 2021 Term Loan B1	4.50% (1 Mo. LIBOR + 3.75%	)	3/24/2026	12,055	12,058,370
LaserShip, Inc. 2021 Term Loan	5.25% (3 Mo. LIBOR + 4.50%	)	5/7/2028	28,951	29,035,494
Truck Hero, Inc. 2021 Term Loan B	4.00% (1 Mo. LIBOR + 3.25%	)	1/31/2028	14,367	14,278,667
Total					145,085,641

Utility 1.86%
Astoria Energy LLC 2020 Term Loan B	4.50% (3 Mo. LIBOR + 3.50%	)	12/10/2027	10,294	10,288,565
Centuri Group, Inc Term Loan B	3.00% (1 Mo. LIBOR + 2.50% (3 Mo. LIBOR + 2.50%	) )	8/27/2028	19,225	19,128,965
Edgewater Generation, L.L.C. Term Loan	3.84% (1 Mo. LIBOR + 3.75%	)	12/13/2025	10,121	9,639,837
EFS Cogen Holdings I LLC 2020 Term Loan B	4.50% (3 Mo. LIBOR + 3.50%	)	10/1/2027	16,259	16,160,264
ExGen Renewables IV, LLC 2020 Term Loan	3.50% (3 Mo. LIBOR + 2.50%	)	12/15/2027	11,367	11,384,571
Frontera Generation Holdings LLC 2021 2nd Lien Term Loan	2.50% (3 Mo. LIBOR + 1.50%	)	7/28/2028	2,864	1,625,314
Frontera Generation Holdings LLC 2021 Term Loan	14.00% (3 Mo. LIBOR + 13.00%	)	7/28/2026	2,966	3,143,501	(h)

164	See Notes to Financial Statements.

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Utility (continued)
Generation Bridge Acquisition, LLC Term Loan B	–	(g)	8/5/2028	$9,369	$9,416,185
Generation Bridge Acquisition, LLC Term Loan C	–	(g)	8/5/2028	195	196,170
Helix Gen Funding, LLC Term Loan B	4.75% (1 Mo. LIBOR + 3.75%	)	6/3/2024	10,434	10,144,800
Pacific Gas & Electric Company 2020 Term Loan	3.50% (3 Mo. LIBOR + 3.00%	)	6/23/2025	13,304	13,169,282
USIC Holdings, Inc. 2021 2nd Lien Term Loan	7.25% (1 Mo. LIBOR + 6.50%	)	5/7/2029	6,540	6,618,619
USIC Holdings, Inc. 2021 Term Loan	4.25% (1 Mo. LIBOR + 3.50%	)	5/12/2028	17,487	17,429,868
Total					128,345,941
Total Floating Rate Loans (cost $5,515,462,252)					5,527,968,803

	Dividend Rate			Shares (000)

PREFERRED STOCKS 0.33%

Transportation Infrastructure
ACBL Holdings Corp. Series A	Zero Coupon			354	9,388,155
ACBL Holdings Corp. Series B	Zero Coupon			445	13,564,966
Total Preferred Stocks (cost $19,975,575)					22,953,121

	Exercise Price		Expiration Date

WARRANTS 0.00%

Machinery 0.00%
TNT Crane & Rigging, Inc.*	$4.00		10/16/2025	13	25,302

Miscellaneous Financials 0.00%
UTEX Industries, Inc.*	114.76		12/3/2025	57	143,350
Total Warrants (cost $136,614)					168,652
Total Long-Term Investments (cost $6,458,797,869)					6,475,952,048

See Notes to Financial Statements.	165

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2021

Investments	Principal Amount (000)	Fair Value
SHORT-TERM INVESTMENTS 12.44%

REPURCHASE AGREEMENTS 12.44%
Repurchase Agreement dated 11/30/2021, 0.00% due 12/1/2021 with Fixed Income Clearing Corp. collateralized by $18,000,000 of U.S. Treasury Note at 2.625% due 12/31/2023; $798,536,800 of U.S. Treasury Note at 0.50% due 11/30/2023; $25,000,000 of U.S. Treasury Note at 0.125% due 12/15/2023; $34,222,600 of U.S. Treasury Note at 0.125% due 1/15/2024; value: $875,972,002; proceeds: $858,796,061 (cost $858,796,061)	$858,796	$858,796,061
Total Investments in Securities 106.21% (cost $7,317,593,930)		7,334,748,109
Less Unfunded Loan Commitments (0.70%) (cost $48,125,682)(l)		(48,029,379)
Net Investments in Securities 105.51% (cost $7,269,468,248)		7,286,718,730
Other Assets and Liabilities – Net(m) (5.51)%		(380,599,878)
Net Assets 100.00%		$6,906,118,852

EUR	Euro.
GBP	British Pound.
ETF	Exchange Traded Fund.
EURIBOR	Euro Interbank Offered Rate.
LIBOR	London Interbank Offered Rate.
PIK	Payment-in-kind.

†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At November 30, 2021, the total value of Rule 144A securities was $734,999,619, which represents 10.64% of net assets.
#	Variable rate security. The interest rate represents the rate in effect at November 30, 2021.
*	Non-income producing security.
(a)	Securities purchased on a when-issued basis (See Note 2(j)).
(b)	Variable Rate is Fixed to Float: Rate remains fixed or at Zero Coupon until designated future date.
(c)	Foreign security traded in U.S. dollars.
(d)	Investment in non-U.S. dollar denominated securities.
(e)	Level 3 Investment as described in Note 2(t) in the Notes to Financials. Security fair valued by the Pricing Committee.
(f)	Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the London Interbank Offered Rate (“LIBOR”) or the prime rate offered by major U.S. banks. The rate(s) shown is the rate(s) in effect at November 30, 2021.
(g)	Interest rate to be determined.
(h)	Level 3 Investment as described in Note 2(t) in the Notes to Financials. Floating Rate Loans categorized as Level 3 are valued based on a single quotation obtained from a dealer. Accounting principles generally accepted in the United States of America do not require the Fund to create quantitative unobservable inputs that were not developed by the Fund. Therefore, the Fund does not have access to unobservable inputs and cannot disclose such inputs in the valuation.

166	See Notes to Financial Statements.

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2021

(i)	Security partially/fully unfunded. See Note (2(o)).
(j)	Defaulted (non-income producing security).
(k)	Amount is less than $1,000.
(l)	See Note (2(o)).
(m)	Other Assets and Liabilities – Net include net unrealized appreciation/depreciation on forward foreign currency exchange contracts, futures contracts and swaps as follows:

Centrally Cleared Credit Default Swaps on Indexes - Buy Protection at November 30, 2021(1):

Referenced Indexes	Central Clearing Party	Fund Pays (Quarterly)	Termination Date	Notional Amount	Payments Upfront(2)	Value/ Unrealized Appreciation(3)
Markit CDX.NA.HY.37(4)(5)	Bank of America	5.00%	12/20/2026	$165,309,000	$(14,398,048)	$1,825,272

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities.
(2)	Upfront payments received/paid by Central Clearing Party are presented net of amortization.
(3)	Total unrealized appreciation on Credit Default Swaps on Indexes amounted to $1,825,272. Total unrealized depreciation on Credit Default Swaps on Indexes amounted to $0.
(4)	Central Clearinghouse: Intercontinental Exchange (ICE).
(5)	The Referenced Index is for the Centrally Cleared Credit Default Swaps on Indexes, which is comprised of a basket of high yield securities.

Centrally Cleared Interest Rate Swap Contracts at November 30, 2021:

Central Clearingparty	Periodic Payments to be Made By The Fund (Quarterly)	Periodic Payments to be Received By The Fund (Quarterly)	Termination Date	Notional Amount	Value/ Unrealized Appreciation
Bank of America(1)	0.619%	3-Month USD LIBOR Index	2/15/2028	$10,017,000	$451,987
Bank of America(1)	0.611%	3-Month USD LIBOR Index	2/15/2028	8,594,000	392,015
Bank of America(1)	0.493%	3-Month USD LIBOR Index	9/15/2024	21,286,000	308,238
Bank of America(1)	0.451%	3-Month USD LIBOR Index	5/15/2023	20,744,000	31,818
Bank of America(1)	0.184%	3-Month USD MFEDL Index	10/21/2025	32,990	1,007
Bank of America(2)	0.051%	3-Month USD MFEDL Index	10/21/2022	345,082	531
Unrealized Appreciation on Centrally Cleared Interest Rate Swap Contracts					$1,185,596

See Notes to Financial Statements.	167

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2021

Central Clearingparty	Periodic Payments to be Made By The Fund (Quarterly)	Periodic Payments to be Received By The Fund (Quarterly)	Termination Date	Notional Amount	Value/ Unrealized Depreciation
Bank of America(1)	1.225%	12-Month USD SOFR Index	1/15/2030	$12,445,000	$(33,747)
Bank of America(1)	1.220%	12-Month USD SOFR Index	10/15/2029	9,775,000	(28,616)
Bank of America(1)	1.211%	12-Month USD SOFR Index	9/1/2029	12,080,000	(30,189)
Bank of America(1)	1.209%	12-Month USD SOFR Index	8/15/2029	11,152,000	(28,046)
Bank of America(1)	1.209%	12-Month USD SOFR Index	10/1/2029	13,454,000	(29,503)
Bank of America(1)	1.152%	12-Month USD SOFR Index	10/15/2028	10,098,000	(6,390)
Bank of America(1)	1.150%	12-Month USD SOFR Index	9/30/2028	11,360,000	(7,261)
Bank of America(1)	1.150%	12-Month USD SOFR Index	10/1/2028	14,042,000	(8,626)
Bank of America(1)	3-Month USD SOFR Index	0.173%	10/21/2025	32,990	(981)
Bank of America(1)	3-Month USD SOFR Index	0.049%	10/21/2022	345,082	(420)
Unrealized Depreciation on Centrally Cleared Interest Rate Swap Contracts					$(173,779)

LIBOR	London Interbank Offered Rate.
SOFR	Secured Over Night Financing Rate.
(1)	Central clearinghouse: Chicago Mercantile Exchange (CME).
(2)	Central clearinghouse: London Clearing House (LCH).

168	See Notes to Financial Statements.

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2021

Open Total Return Swap Contracts at November 30, 2021:

Swap Counterparty	Referenced Index*	Referenced Spread	Units	Position	Termination Date	Notional Amount	Value/ Unrealized Depreciation
Barclays Bank plc	IBOXX	3 Mo. LIBOR + .00%	391,305	Long	12/20/2021	$72,000,000	$(727,337)
Barclays Bank plc	IBOXX	3 Mo. LIBOR + .00%	270,709	Long	6/20/2022	50,000,000	(481,862)
Barclays Bank plc	IBOXX	3 Mo. LIBOR + .00%	259,628	Long	6/20/2022	48,000,000	(508,870)
Barclays Bank plc	IBOXX	3 Mo. LIBOR + .00%	92,091	Long	6/20/2022	17,000,000	(154,712)
Barclays Bank plc	IBOXX	3 Mo. LIBOR + .00%	135,450	Long	6/20/2022	25,000,000	(223,493)
Barclays Bank plc	IBOXX	3 Mo. LIBOR + .00%	70,434	Long	6/20/2022	13,000,000	(116,216)
Morgan Stanley	IBOXX	3 Mo. LIBOR + .00%	136,355	Long	12/20/2021	24,966,516	(130,730)
Morgan Stanley	IBOXX	3 Mo. LIBOR + .00%	361,402	Long	3/20/2022	66,543,143	(572,370)
Morgan Stanley	IBOXX	3 Mo. LIBOR + .00%	278,010	Long	3/20/2022	51,334,589	(586,254)
Morgan Stanley	IBOXX	3 Mo. LIBOR + .00%	97,508	Long	6/20/2022	18,000,000	(163,813)
Morgan Stanley	IBOXX	3 Mo. LIBOR + .00%	264,110	Long	6/20/2022	48,807,537	(496,527)
Morgan Stanley	IBOXX	3 Mo. LIBOR + .00%	264,110	Long	6/20/2022	48,807,536	(496,527)
Morgan Stanley	IBOXX	3 Mo. LIBOR + .00%	134,954	Long	6/20/2022	24,966,516	(280,705)
Total						$508,425,837	$(4,939,416)

*	iBoxx Leverage Loan Index

LIBOR	London Interbank Offered Rate.

See Notes to Financial Statements.	169

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2021

Open Forward Foreign Currency Exchange Contracts at November 30, 2021:

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation
Euro	Buy	Bank of America	12/10/2021	4,976,000	$5,575,006	$5,644,300	$69,294
British pound	Sell	Bank of America	12/7/2021	2,027,000	2,805,925	2,695,823	110,102
British pound	Sell	Barclays Bank plc	12/7/2021	28,281,000	39,208,524	37,612,516	1,596,008
Euro	Sell	Bank of America	12/10/2021	2,685,000	3,124,097	3,045,608	78,489
Euro	Sell	Morgan Stanley	12/10/2021	314,000	362,991	356,172	6,819
Euro	Sell	Morgan Stanley	12/10/2021	1,931,000	2,243,774	2,190,342	53,432
Euro	Sell	State Street Bank and Trust	12/10/2021	68,708,000	81,374,114	77,935,797	3,438,317
Euro	Sell	State Street Bank and Trust	12/10/2021	6,091,000	7,072,493	6,909,049	163,444
Euro	Sell	Toronto Dominion Bank	12/10/2021	3,156,000	3,735,389	3,579,865	155,524
Euro	Sell	Toronto Dominion Bank	12/10/2021	1,758,569	2,070,014	1,994,752	75,262
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts							$5,746,691

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Depreciation
British pound	Buy	Morgan Stanley	12/7/2021	927,000	$1,246,604	$1,232,870	$(13,734)
British pound	Buy	State Street Bank and Trust	12/7/2021	2,679,000	3,569,026	3,562,955	(6,071)
British pound	Buy	UBS AG	12/7/2021	3,095,000	4,174,746	4,116,217	(58,529)
Euro	Buy	Bank of America	12/10/2021	620,000	720,181	703,269	(16,912)
Euro	Buy	Morgan Stanley	12/10/2021	4,702,000	5,495,793	5,333,500	(162,293)
Euro	Buy	Standard Chartered Bank	12/10/2021	7,321,000	8,611,405	8,304,244	(307,161)
Euro	Sell	Morgan Stanley	12/10/2021	6,000,000	6,760,762	6,805,827	(45,065)
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts							$(609,765)

170	See Notes to Financial Statements.

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2021

Open Futures Contracts at November 30, 2021:

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Depreciation
U.S. 5-Year Treasury Note	March 2022	3,023	Short	$(364,172,373)	$(366,987,478)	$(2,815,105)

The following is a summary of the inputs used as of November 30, 2021 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Asset-Backed Securities	$–	$12,745,203	$–	$12,745,203
Common Stocks
Media	4,911,285	–	–	4,911,285
Remaining Industries	–	47,297,263	–	47,297,263
Convertible Bonds	–	47,561,863	–	47,561,863
Corporate Bonds
Mining	–	21,043,161	5	21,043,166
Remaining Industries	–	749,425,393	–	749,425,393
Exchange-Traded Funds	41,877,299	–	–	41,877,299
Floating Rate Loans
Automotive	–	89,983,762	9,637,713	99,621,475
Food/Tobacco	–	72,760,689	190,620	72,951,309
Gaming/Leisure	–	406,583,268	19,006,401	425,589,669
Information Technology	–	989,049,243	11,248,605	1,000,297,848
Manufacturing	–	588,252,187	44,259,384	632,511,571
Service	–	550,881,761	4,178,920	555,060,681
Telecommunications	–	130,147,525	14,938,116	145,085,641
Utility	–	125,202,440	3,143,501	128,345,941
Remaining Industries	–	2,468,504,668	–	2,468,504,668
Less Unfunded Commitments	–	(37,355,250)	(10,674,129)	(48,029,379)
Preferred Stocks	–	22,953,121	–	22,953,121
Warrants	–	168,652	–	168,652
Short-Term Investments
Repurchase Agreements	–	858,796,061	–	858,796,061
Total	$46,788,584	$7,144,001,010	$95,929,136	$7,286,718,730

See Notes to Financial Statements.	171

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2021

Investment Type(2)	Level 1	Level 2	Level 3	Total
Other Financial Instruments
Centrally Cleared Credit Default Swap Contracts
Assets	$–	$1,825,272	$–	$1,825,272
Liabilities	–	–	–	–
Centrally Cleared Interest Rate Swap Contracts
Assets	–	1,185,596	–	1,185,596
Liabilities	–	(173,779)	–	(173,779)
Total Return Swap Contracts
Assets	–	–	–	–
Liabilities	–	(4,939,416)	–	(4,939,416)
Forward Foreign Currency Exchange Contracts
Assets	–	5,746,691	–	5,746,691
Liabilities	–	(609,765)	–	(609,765)
Futures Contracts
Assets	–	–	–	–
Liabilities	(2,815,105)	–	–	(2,815,105)
Total	$(2,815,105)	$3,034,599	$–	$219,494

(1)	Refer to Note 2(t) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. When applicable each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in

172	See Notes to Financial Statements.

Schedule of Investments (concluded)

FLOATING RATE FUND November 30, 2021

determining fair value:

Investment Type	Asset- Backed Securities	Common Stocks	Corporate Bonds		Floating Rate Loans	Preferred Stocks	Warrants
Balance as of December 1, 2020	$7,790,465	$1,963,955		$5	$227,870,190	$25,086,404	$31,628
Accrued Discounts (Premiums)	–	–		–	358,078	–	–
Realized Gain (Loss)	–	(7,469,305)		–	1,689,979	–	–
Change in Unrealized Appreciation (Depreciation)	369,535	7,409,550		–	(392,263)	–	–
Purchases	–	–		–	52,466,492	–	–
Sales	(8,160,000)	–		–	(112,595,314)	–	–
Transfers into Level 3	–	–		–	53,962,620	–	–
Transfers out of Level 3	–	(1,904,200)		–	(127,430,651)	(25,086,404)	(31,628)
Balance as of November 30, 2021	$–	$–		$5	$95,929,131	$–	$–
Change in unrealized appreciation/ depreciation for the year ended November 30, 2021, related to Level 3 investments held at November 30, 2021	$–	$–	$		$278,697	$–	$–

See Notes to Financial Statements.	173

Schedule of Investments

HIGH YIELD FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)		Fair Value
LONG-TERM INVESTMENTS 99.50%

ASSET-BACKED SECURITIES 1.32%

Other
AMMC CLO Ltd. 24A E†(a)	Zero Coupon	#(b)	1/20/2035		$12,000	$11,850,000
Carlyle US CLO Ltd. 2021-4A E†	6.732% (3 Mo. LIBOR + 6.60%	)#	4/20/2034		11,750	11,639,522
CIFC Funding III Ltd. 2021-3A D†	3.124% (3 Mo. LIBOR + 3.00%	)#	7/15/2036		5,800	5,807,761
Neuberger Berman Loan Advisers CLO Ltd. 2021-45A D†	Zero Coupon	#(b)	10/14/2035		11,000	10,956,817
OCP CLO Ltd. 2021-21A D†	3.082% (3 Mo. LIBOR + 2.95%	)#	7/20/2034		13,000	12,902,500
OCP CLO Ltd. 2021-22A D†(a)	Zero Coupon	#(b)	12/2/2034		10,000	9,959,727
Perimeter Master Note Business	5.19%		5/15/2027		12,000	12,026,172	(c)
Perimeter Master Note Business	8.13%		5/15/2027		5,000	4,988,225	(c)
SEB Funding LLC 2021-1A A2†	4.969%		1/30/2052		15,790	15,846,575
Total Asset-Backed Securities (cost $96,160,480)						95,977,299

				Shares (000)

COMMON STOCKS 3.01%

Auto Components 0.12%
Chassix Holdings, Inc.					160	1,635,859
Fox Factory Holding Corp.*					41	7,287,600
Total						8,923,459

Automobiles 0.10%
Ford Motor Co.					363	6,966,834

Banks 0.15%
Byline Bancorp, Inc.					129	3,350,052
Metropolitan Bank Holding Corp.*					77	7,272,018
Total						10,622,070

Building Products 0.10%
Trex Co., Inc.*					56	7,387,323

Capital Markets 0.19%
Allfunds Group plc*(d)				EUR	393	6,487,367
FactSet Research Systems, Inc.					16	7,343,898
Total						13,831,265

174	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2021

Investments	Shares (000)	Fair Value
Communications Equipment 0.10%
Arista Networks, Inc.*	58	$7,142,382

Construction & Engineering 0.10%
Ameresco, Inc. Class A*	77	6,995,697

Consumer Finance 0.09%
Atlanticus Holdings Corp.*	113	6,742,452

Electric-Generation 0.00%
Frontera Generation	88	191,673

Entertainment 0.10%
ROBLOX Corp. Class A*	59	7,462,346

Food & Staples Retailing 0.21%
Albertsons Cos., Inc. Class A	211	7,427,659
United Natural Foods, Inc.*	149	7,421,207
Total		14,848,866

Food Products 0.26%
B&G Foods, Inc.(e)	247	7,434,849
Hershey Co. (The)	40	7,185,860
Vital Farms, Inc.*	230	3,895,015
Total		18,515,724

Health Care Providers & Services 0.11%
Cross Country Healthcare, Inc.*	302	7,890,118

Machinery 0.10%
Illinois Tool Works, Inc.	31	7,214,758
TNT Crane & Rigging, Inc.	15	277,701
Total		7,492,459

Miscellaneous Financials 0.03%
UTEX Industries, Inc.	49	2,362,512

Oil, Gas & Consumable Fuels 0.03%
Civitas Resources, Inc.	48	2,472,446

Personal Products 0.12%
Britax Child Safety, Inc.	2	–	(f)(g)
Gibson Brands, Inc.	57	8,750,673
Revlon, Inc. Class A	702	134,630
Total		8,885,303

See Notes to Financial Statements.	175

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2021

Investments	Shares (000)	Fair Value
Road & Rail 0.10%
Old Dominion Freight Line, Inc.	21	$7,405,650

Semiconductors & Semiconductor Equipment 0.35%
Advanced Micro Devices, Inc.*	70	11,067,371
ASML Holding NV (Netherlands)(h)	9	7,251,815
Synaptics, Inc.*	26	7,277,558
Total		25,596,744

Software 0.20%
Atlassian Corp. plc Class A (Australia)*(h)	19	7,144,435
Trade Desk, Inc. (The) Class A*	70	7,240,124
Total		14,384,559

Specialty Retail 0.25%
Chinos Intermediate	48	776,896
Chinos Intermediate	56	393,722
Claires Holdings LLC	7	2,450,227	(c)
Murphy USA, Inc.	41	7,116,410
Tractor Supply Co.	33	7,492,673
Total		18,229,928

Textiles, Apparel & Luxury Goods 0.19%
Canada Goose Holdings, Inc. (Canada)*(h)	148	6,596,422
Lululemon Athletica, Inc. (Canada)*(h)	16	7,309,639
Total		13,906,061

Transportation Infrastructure 0.01%
ACBL Holdings Corp.	22	616,799
Total Common Stocks (cost $218,567,829)		218,872,670

	Interest Rate	Maturity Date	Principal Amount (000)

CONVERTIBLE BONDS 1.92%

Auto Manufacturers 0.31%
Tesla, Inc.	2.00%	5/15/2024	$1,224	22,572,318

Diversified Financial Services 0.10%
Upstart Holdings, Inc.†	0.25%	8/15/2026	6,715	7,299,073

Energy-Alternate Sources 0.09%
SolarEdge Technologies, Inc. (Israel)(h)	Zero Coupon	9/15/2025	5,011	6,860,059

176	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2021

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Entertainment 0.10%
Vail Resorts, Inc.†	Zero Coupon	1/1/2026	$6,737	$7,221,222

Internet 0.24%
Airbnb, Inc.†	Zero Coupon	3/15/2026	7,086	7,032,855
Shopify, Inc. (Canada)(h)	0.125%	11/1/2025	8,265	10,574,034
Total				17,606,889

Mining 0.10%
Livent Corp.	4.125%	7/15/2025	2,044	7,312,410

Miscellaneous Manufacturing 0.10%
John Bean Technologies Corp.†	0.25%	5/15/2026	6,541	7,339,002

Oil & Gas 0.09%
Centennial Resource Production LLC	3.25%	4/1/2028	5,222	6,684,160

Pharmaceuticals 0.10%
Dexcom, Inc.	0.75%	12/1/2023	2,046	7,004,992

REITS 0.10%
IIP Operating Partnership LP†	3.75%	2/21/2024	1,767	6,913,389

Retail 0.09%
Dick’s Sporting Goods, Inc.	3.25%	4/15/2025	1,886	6,800,209

Software 0.40%
Bill.com Holdings, Inc.†	Zero Coupon	4/1/2027	6,818	7,404,348
Cloudflare, Inc.†	Zero Coupon	8/15/2026	5,766	7,142,633
HubSpot, Inc.	0.375%	6/1/2025	2,556	7,538,602
New Relic, Inc.	0.50%	5/1/2023	5,967	7,097,412
Total				29,182,995

Transportation 0.10%
Atlas Air Worldwide Holdings, Inc.	1.875%	6/1/2024	4,464	6,908,040
Total Convertible Bonds (cost $135,258,676)				139,704,758

CORPORATE BONDS 84.02%

Advertising 0.97%
Clear Channel Outdoor Holdings, Inc.†	7.50%	6/1/2029	7,369	7,584,138
Clear Channel Outdoor Holdings, Inc.†	7.75%	4/15/2028	16,696	17,442,103
Lamar Media Corp.	4.875%	1/15/2029	4,210	4,376,463
Midas OpCo Holdings LLC†	5.625%	8/15/2029	8,078	8,149,208
National CineMedia LLC†	5.875%	4/15/2028	16,685	14,962,774

See Notes to Financial Statements.	177

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2021

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value
Advertising (continued)
Outfront Media Capital LLC/Outfront Media Capital Corp.†	4.25%	1/15/2029		$7,315	$7,122,067
Summer BC Bidco B LLC†	5.50%	10/31/2026		3,374	3,405,631
Summer BC Holdco A Sarl(d)	9.25%	10/31/2027	EUR	6,317	7,717,826
Total					70,760,210

Aerospace/Defense 1.13%
Bombardier, Inc. (Canada)†(h)	6.00%	2/15/2028		$14,916	14,830,382
Bombardier, Inc. (Canada)†(h)	7.125%	6/15/2026		25,061	25,928,111
TransDigm, Inc.	4.625%	1/15/2029		11,038	10,592,506
TransDigm, Inc.	5.50%	11/15/2027		18,986	19,138,458
Triumph Group, Inc.	7.75%	8/15/2025		11,824	11,766,772
Total					82,256,229

Agriculture 0.25%
MHP Lux SA (Luxembourg)†(h)	6.25%	9/19/2029		11,204	10,559,770
Turning Point Brands, Inc.†	5.625%	2/15/2026		7,119	7,242,088
Total					17,801,858

Airlines 1.32%
Air Canada (Canada)†(h)	3.875%	8/15/2026		14,865	14,766,668
American Airlines Group, Inc.†	3.75%	3/1/2025		17,325	15,458,924
American Airlines, Inc.†	11.75%	7/15/2025		22,489	27,310,079
Azul Investments LLP†	7.25%	6/15/2026		7,564	6,768,986
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd.†	5.75%	1/20/2026		14,231	14,572,884
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd.†	8.00%	9/20/2025		7,608	8,329,517
Transportes Aereos Portugueses SA†(d)	5.625%	12/2/2024	EUR	2,800	2,566,468
Transportes Aereos Portugueses SA(d)	5.625%	12/2/2024	EUR	6,700	6,141,192
Total					95,914,718

Apparel 0.79%
BK LC Lux Finco1 Sarl(d)	5.25%	4/30/2029	EUR	6,000	7,006,190
Crocs, Inc.†	4.125%	8/15/2031		$7,859	7,829,607
Crocs, Inc.†	4.25%	3/15/2029		15,024	14,983,210
Kontoor Brands, Inc.†	4.125%	11/15/2029		6,677	6,670,590
Levi Strauss & Co.†	3.50%	3/1/2031		10,943	11,141,616
William Carter Co. (The)†	5.625%	3/15/2027		2,857	2,947,410
Wolverine World Wide, Inc.†	4.00%	8/15/2029		7,355	7,142,808
Total					57,721,431

178	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2021

Investments	Interest Rate		Maturity Date		Principal Amount (000)	Fair Value
Auto Manufacturers 1.29%
Allison Transmission, Inc.†	3.75%		1/30/2031		$8,420	$8,062,150
Aston Martin Capital Holdings Ltd. (Jersey)†(h)	10.50%		11/30/2025		10,635	11,532,381
Ford Motor Co.	3.25%		2/12/2032		14,615	14,638,969
Ford Motor Co.	4.75%		1/15/2043		29,532	31,656,089
Ford Motor Credit Co. LLC	4.00%		11/13/2030		6,602	6,935,137
Jaguar Land Rover Automotive plc (United Kingdom)†(h)	4.50%		10/1/2027		8,919	8,552,162
Wabash National Corp.†	4.50%		10/15/2028		12,958	12,650,247
Total						94,027,135

Auto Parts & Equipment 0.88%
Dana, Inc.	4.25%		9/1/2030		9,357	9,316,157
Dornoch Debt Merger Sub, Inc.†	6.625%		10/15/2029		7,575	7,470,844
Goodyear Tire & Rubber Co.	4.875%		3/15/2027		7,142	7,463,390
Meritor, Inc.†	4.50%		12/15/2028		8,162	8,139,840
Real Hero Merger Sub 2, Inc.†	6.25%		2/1/2029		14,416	14,483,106
Tenneco, Inc.	5.00%		7/15/2026		11,575	11,076,002
Tenneco, Inc.†	5.125%		4/15/2029		6,493	6,265,745
Total						64,215,084

Banks 1.37%
CIT Group, Inc.	6.125%		3/9/2028		15,761	18,616,341
Credit Suisse Group AG (Switzerland)†(h)	7.25% (5 Yr. U.S. CMT + 4.33%	)#	–	(i)	10,437	11,428,515
Macquarie Bank Ltd. (United Kingdom)†(h)	6.125% (5 Yr. Swap rate + 3.70%	)#	–	(i)	9,021	9,626,174
SVB Financial Group	4.25% (5 Yr. Treasury CMT + 3.07%	)#	–	(i)	10,702	10,655,179
Synovus Financial Corp.	5.90% (5 Yr. Swap rate + 3.38%	)#	2/7/2029		21,205	22,538,612
Texas Capital Bancshares, Inc.	4.00% (5 Yr. Treasury CMT + 3.15%	)#	5/6/2031		14,075	14,766,785
Texas Capital Bank NA	5.25%		1/31/2026		10,952	11,922,222
Total						99,553,828

Beverages 0.15%
Triton Water Holdings, Inc.†	6.25%		4/1/2029		11,004	10,705,241

Building Materials 0.70%
Builders FirstSource, Inc.†	4.25%		2/1/2032		18,262	18,370,202
PGT Innovations, Inc.†	4.375%		10/1/2029		7,573	7,516,846

See Notes to Financial Statements.	179

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2021

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Building Materials (continued)
SRM Escrow Issuer LLC†	6.00%	11/1/2028	$7,171	$7,430,877
Victors Merger Corp.†	6.375%	5/15/2029	18,437	17,283,213
Total				50,601,138

Chemicals 2.45%
Ashland LLC	6.875%	5/15/2043	6,343	8,021,961
Braskem Idesa SAPI (Mexico)†(h)	7.45%	11/15/2029	14,337	14,652,414
Chemours Co. (The)	5.375%	5/15/2027	9,094	9,523,146
CVR Partners LP/CVR Nitrogen Finance Corp.†	6.125%	6/15/2028	11,291	11,730,897
Element Solutions, Inc.†	3.875%	9/1/2028	7,236	7,174,603
EverArc Escrow Sarl (Luxembourg)†(h)	5.00%	10/30/2029	7,962	7,772,385
Illuminate Buyer LLC/Illuminate Holdings IV, Inc.†	9.00%	7/1/2028	6,660	7,105,854
Ingevity Corp.†	3.875%	11/1/2028	11,339	10,880,564
LSF11 A5 HoldCo LLC†	6.625%	10/15/2029	11,362	11,078,461
Minerals Technologies, Inc.†	5.00%	7/1/2028	7,655	7,734,765
NOVA Chemicals Corp. (Canada)†(h)	4.25%	5/15/2029	8,895	8,733,867
SCIH Salt Holdings, Inc.†	6.625%	5/1/2029	14,851	13,737,175
SPCM SA (France)†(h)	3.375%	3/15/2030	8,255	7,901,108
Tianqi Finco Co. Ltd.	3.75%	11/28/2022	17,771	16,793,571
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. (Luxembourg)†(h)	5.125%	4/1/2029	9,533	9,560,455
Unifrax Escrow Issuer Corp.†	5.25%	9/30/2028	7,458	7,343,799
Unifrax Escrow Issuer Corp.†	7.50%	9/30/2029	11,438	11,111,216
Valvoline, Inc.†	4.25%	2/15/2030	7,491	7,444,743
Total				178,300,984

Coal 0.95%
Coronado Finance Pty Ltd. (Australia)†(h)	10.75%	5/15/2026	12,941	14,000,803
Indika Energy Capital IV Pte Ltd. (Singapore)(h)	8.25%	10/22/2025	6,910	7,115,987
Peabody Energy Corp.†	6.375%	3/31/2025	17,190	15,683,039
SunCoke Energy, Inc.†	4.875%	6/30/2029	7,646	7,441,622
Warrior Met Coal, Inc.†(a)	7.875%	12/1/2028	8,207	8,297,031
Warrior Met Coal, Inc.†	8.00%	11/1/2024	16,387	16,772,504
Total				69,310,986

Commercial Services 2.69%
Ahern Rentals, Inc.†	7.375%	5/15/2023	9,694	9,160,830
Alta Equipment Group, Inc.†	5.625%	4/15/2026	9,405	9,629,121
AMN Healthcare, Inc.†	4.00%	4/15/2029	7,120	7,184,080
APi Escrow Corp.†	4.75%	10/15/2029	8,787	8,912,918

180	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2021

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value
Commercial Services (continued)
APi Group DE, Inc.†	4.125%	7/15/2029		$7,356	$7,217,523
Arena Luxembourg Finance Sarl(d)	1.875%	2/1/2028	EUR	6,215	6,616,465
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.†	4.75%	4/1/2028		$3,874	3,944,158
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.†	5.375%	3/1/2029		4,320	4,427,266
CPI CG, Inc.†	8.625%	3/15/2026		2,100	2,235,103
Hertz Corp. (The)†	4.625%	12/1/2026		3,199	3,157,029
Hertz Corp. (The)†	5.00%	12/1/2029		11,482	11,271,650
Hertz Corp. (The)	6.00%	1/15/2028		6,517	456,190
Legends Hospitality Holding Co. LLC/Legends Hospitality Co-Issuer, Inc.†	5.00%	2/1/2026		7,112	7,194,961
Limak Iskenderun Uluslararasi Liman Isletmeciligi AS (Turkey)†(h)	9.50%	7/10/2036		15,034	14,412,585
Metis Merger Sub LLC†	6.50%	5/15/2029		7,478	7,322,308
NESCO Holdings II, Inc.†	5.50%	4/15/2029		7,347	7,467,858
PeopleCert Wisdom Issuer plc†(d)	5.75%	9/15/2026	EUR	2,753	3,225,445
PeopleCert Wisdom Issuer plc(d)	5.75%	9/15/2026	EUR	6,476	7,587,353
Port of Newcastle Investments Financing Pty Ltd. (Australia)†(h)	5.90%	11/24/2031		$9,736	9,750,604
Prime Security Services Borrower LLC/Prime Finance, Inc.†	3.375%	8/31/2027		8,463	8,020,343
Rent-A-Center, Inc.†	6.375%	2/15/2029		9,636	9,898,870
Sabre GLBL, Inc.†	9.25%	4/15/2025		10,290	11,463,523
Square, Inc.†	3.50%	6/1/2031		11,104	11,277,500
Team Health Holdings, Inc.†	6.375%	2/1/2025		8,449	7,415,011
TransJamaican Highway Ltd. (Jamaica)†(h)	5.75%	10/10/2036		10,580	10,561,858
United Rentals North America, Inc.	4.00%	7/15/2030		5,304	5,410,929
Total					195,221,481

Computers 0.81%
Ahead DB Holdings LLC†	6.625%	5/1/2028		7,112	7,119,254
Austin BidCo, Inc.†	7.125%	12/15/2028		8,421	8,657,504
CA Magnum Holdings (Mauritius)†(h)	5.375%	10/31/2026		6,532	6,687,135
Crowdstrike Holdings, Inc.	3.00%	2/15/2029		22,502	21,729,057
Science Applications International Corp.†	4.875%	4/1/2028		8,027	8,230,725
Western Digital Corp.	4.75%	2/15/2026		6,274	6,783,480
Total					59,207,155

See Notes to Financial Statements.	181

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2021

Investments	Interest Rate		Maturity Date		Principal Amount (000)		Fair Value
Cosmetics/Personal Care 0.09%
Coty, Inc.†	5.00%		4/15/2026			$6,326	$6,456,853

Distribution/Wholesale 0.45%
BCPE Empire Holdings, Inc.†	7.625%		5/1/2027			8,189	8,201,120
H&E Equipment Services, Inc.†	3.875%		12/15/2028			10,963	10,669,191
Resideo Funding, Inc.†	4.00%		9/1/2029			14,167	13,545,423
Total							32,415,734

Diversified Financial Services 4.33%
Advisor Group Holdings, Inc.†	10.75%		8/1/2027			8,113	8,844,428
AG Issuer LLC†	6.25%		3/1/2028			11,113	11,497,677
Air Lease Corp.	4.65% (5 Yr. Treasury CMT + 4.07%	)#	–	(i)		8,408	8,618,200
Aircastle Ltd.†	5.25% (5 Yr. Treasury CMT + 4.41%	)#	–	(i)		7,457	7,662,068
Ally Financial, Inc.	4.70% (5 Yr. Treasury CMT + 3.87%	)#	–	(i)		13,225	13,679,609
Armor Holdco, Inc.†	8.50%		11/15/2029			11,178	11,508,310
Coinbase Global, Inc.†	3.375%		10/1/2028			10,805	10,174,150
Coinbase Global, Inc.†	3.625%		10/1/2031			21,744	20,203,764
Curo Group Holdings Corp.†	7.50%		8/1/2028			7,566	7,571,107
Global Aircraft Leasing Co. Ltd. PIK 7.25%†	6.50%		9/15/2024			11,834	11,333,658
Jane Street Group/JSG Finance, Inc.†	4.50%		11/15/2029			9,036	9,035,684
Jefferson Capital Holdings LLC†	6.00%		8/15/2026			9,419	9,391,167
Jerrold Finco plc†(d)	5.25%		1/15/2027		GBP	5,266	7,082,656
LFS Topco LLC†	5.875%		10/15/2026			$7,675	7,957,056
Midcap Financial Issuer Trust†	6.50%		5/1/2028			13,294	13,587,598
Nationstar Mortgage Holdings, Inc.†	5.125%		12/15/2030			6,474	6,234,462
Nationstar Mortgage Holdings, Inc.†	5.50%		8/15/2028			7,499	7,482,727
Navient Corp.	5.00%		3/15/2027			320	321,829
Navient Corp.	6.125%		3/25/2024			6,806	7,148,308
Navient Corp.	6.75%		6/25/2025			25,699	27,749,909
Navient Corp.	6.75%		6/15/2026			10,548	11,419,159
OneMain Finance Corp.	4.00%		9/15/2030			33,485	32,363,420
OneMain Finance Corp.	5.375%		11/15/2029			14,410	15,193,544
PHH Mortgage Corp.†	7.875%		3/15/2026			14,195	14,548,597
PRA Group, Inc.†	5.00%		10/1/2029			7,369	7,289,488
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc.†	3.625%		3/1/2029			6,142	6,015,935
SCF Preferred Equity LLC†	7.50% (5 Yr. Treasury CMT + 6.73%	)#	–	(i)		10,000	9,959,748
VistaJet Malta Finance plc/XO Management Holding, Inc. (Malta)†(h)	10.50%		6/1/2024			10,235	10,973,404
Total							314,847,662

182	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2021

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value
Electric 1.41%
Calpine Corp.†	4.625%	2/1/2029		$5,762	$5,525,499
Calpine Corp.†	5.00%	2/1/2031		11,188	10,784,449
Elwood Energy LLC	8.159%	7/5/2026		4,557	4,686,045
JSW Hydro Energy Ltd. (India)†(h)	4.125%	5/18/2031		8,023	7,947,072
Leeward Renewable Energy Operations LLC†	4.25%	7/1/2029		7,252	7,192,098
Mong Duong Finance Holdings BV (Vietnam)†(h)	5.125%	5/7/2029		11,225	10,870,346
NextEra Energy Operating Partners LP†	4.50%	9/15/2027		10,535	11,170,419
NSG Holdings LLC/NSG Holdings, Inc.†	7.75%	12/15/2025		6,328	6,769,048
Pattern Energy Operations LP/Pattern Energy Operations, Inc.†	4.50%	8/15/2028		16,419	16,723,244
Pike Corp.†	5.50%	9/1/2028		10,685	10,796,236
Talen Energy Supply LLC	6.50%	6/1/2025		17,841	10,030,121
Total					102,494,577

Electrical Components & Equipment 0.10%
EnerSys†	4.375%	12/15/2027		6,862	7,087,863

Electronics 0.30%
Atkore, Inc.†	4.25%	6/1/2031		14,393	14,454,746
TTM Technologies, Inc.†	4.00%	3/1/2029		7,427	7,218,524
Total					21,673,270

Energy-Alternate Sources 0.83%
Cullinan Holdco Scsp(d)	4.625%	10/15/2026	EUR	3,241	3,692,528
Cullinan Holdco Scsp†(d)	4.625%	10/15/2026	EUR	2,959	3,371,240
Empresa Generadora de Electricidad Haina SA (Dominican Republic)†(h)	5.625%	11/8/2028		$7,658	7,732,665
Investment Energy Resources Ltd.†	6.25%	4/26/2029		8,699	9,074,797
Renewable Energy Group, Inc.†	5.875%	6/1/2028		7,970	8,123,502
Sunnova Energy Corp.†	5.875%	9/1/2026		8,753	8,880,050
TerraForm Power Operating LLC†	4.75%	1/15/2030		13,087	13,311,933
TerraForm Power Operating LLC†	5.00%	1/31/2028		6,161	6,421,179
Total					60,607,894

Engineering & Construction 0.93%
Arcosa, Inc.†	4.375%	4/15/2029		8,502	8,590,208
Brundage-Bone Concrete Pumping Holdings, Inc.†	6.00%	2/1/2026		6,852	7,120,701
Dycom Industries, Inc.†	4.50%	4/15/2029		10,624	10,713,295
Great Lakes Dredge & Dock Corp.†	5.25%	6/1/2029		9,388	9,597,165
IEA Energy Services LLC†	6.625%	8/15/2029		7,547	7,337,646
MasTec, Inc.†	4.50%	8/15/2028		7,035	7,257,095

See Notes to Financial Statements.	183

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2021

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value
Engineering & Construction (continued)
Promontoria Holding 264 BV(d)	6.75%	8/15/2023	EUR	7,633	$8,530,636
Weekley Homes LLC/Weekley Finance Corp.†	4.875%	9/15/2028		$8,150	8,403,180
Total					67,549,926

Entertainment 3.71%
Affinity Gaming†	6.875%	12/15/2027		12,779	13,127,100
AMC Entertainment Holdings, Inc. PIK 12.00%†	12.00%	6/15/2026		7,602	7,318,994
ASR Media and Sponsorship SpA(d)	5.125%	8/1/2024	EUR	5,946	6,552,905
Boyne USA, Inc.†	4.75%	5/15/2029		$5,913	5,966,306
Buena Vista Gaming Authority†	13.00%	4/1/2023		14,440	15,597,438
Caesars Entertainment, Inc.†	4.625%	10/15/2029		7,899	7,712,663
Caesars Entertainment, Inc.†	8.125%	7/1/2027		6,501	7,141,836
CCM Merger, Inc.†	6.375%	5/1/2026		6,531	6,813,498
Cedar Fair LP	5.25%	7/15/2029		10,715	11,009,984
Churchill Downs, Inc.†	4.75%	1/15/2028		16,191	16,500,572
Cinemark USA, Inc.†	5.25%	7/15/2028		11,603	11,013,220
Empire Resorts, Inc.†	7.75%	11/1/2026		7,566	7,629,176
Everi Holdings, Inc.†	5.00%	7/15/2029		7,310	7,314,569
International Game Technology plc†	5.25%	1/15/2029		10,996	11,454,808
Lions Gate Capital Holdings LLC†	5.50%	4/15/2029		9,282	9,414,268
Live Nation Entertainment, Inc.†	3.75%	1/15/2028		12,739	12,267,657
Live Nation Entertainment, Inc.†	4.75%	10/15/2027		8,549	8,558,660
Merlin Entertainments Ltd. (United Kingdom)†(h)	5.75%	6/15/2026		6,691	6,921,003
Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp†	4.875%	5/1/2029		8,689	8,625,570
Mohegan Gaming & Entertainment†	8.00%	2/1/2026		19,309	19,602,304
Peninsula Pacific Entertainment LLC/Peninsula Pacific Entertainment Finance In†	8.50%	11/15/2027		7,462	8,088,062
Pinewood Finance Co. Ltd.(a)(d)	3.625%	11/15/2027	GBP	2,114	2,799,917
Pinewood Finance Co. Ltd.†(a)(d)	3.625%	11/15/2027	GBP	3,140	4,158,817
Raptor Acquisition Corp./Raptor Co-Issuer LLC†	4.875%	11/1/2026		$8,194	8,315,107
Resorts World Las Vegas LLC/RWLV Capital, Inc.†	4.625%	4/6/2031		10,700	10,697,365
Scientific Games International, Inc.†	7.25%	11/15/2029		7,549	8,337,342
SeaWorld Parks & Entertainment, Inc.†	5.25%	8/15/2029		10,902	10,882,267
WMG Acquisition Corp.†	3.00%	2/15/2031		5,605	5,287,561
WMG Acquisition Corp.†	3.75%	12/1/2029		10,353	10,291,710
Total					269,400,679

184	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2021

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value
Environmental Control 0.20%
Madison IAQ LLC†	5.875%	6/30/2029		$14,893	$14,351,788

Food 2.36%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC†	3.50%	3/15/2029		15,178	15,065,379
Arcor SAIC (Argentina)†(h)	6.00%	7/6/2023		4,047	3,987,003
Bellis Finco plc(d)	4.00%	2/16/2027	GBP	9,100	11,269,647
Chobani LLC/ hobani Finance Corp., Inc.†	4.625%	11/15/2028		$8,105	8,236,220
Ingles Markets, Inc.†	4.00%	6/15/2031		10,986	10,968,862
Kraft Heinz Foods Co.	4.375%	6/1/2046		43,764	50,715,757
Kraft Heinz Foods Co.	4.875%	10/1/2049		40,462	50,515,922
SEG Holding LLC/SEG Finance Corp.†	5.625%	10/15/2028		8,121	8,536,877
Tonon Luxembourg SA PIK 6.50% (Luxembourg)†(h)	6.50%	10/31/2024		1,854	834
Ulker Biskuvi Sanayi AS (Turkey)†(h)	6.95%	10/30/2025		11,879	12,168,254
Total					171,464,755

Forest Products & Paper 0.30%
Resolute Forest Products, Inc. (Canada)†(h)	4.875%	3/1/2026		8,309	8,304,929
Sylvamo Corp.†	7.00%	9/1/2029		13,065	13,510,516
Total					21,815,445

Hand/Machine Tools 0.12%
Sofima Holding SPA†(d)	3.75%	1/15/2028	EUR	7,617	8,486,624

Health Care-Products 0.04%
Mozart Debt Merger Sub, Inc.†	3.875%	4/1/2029		$3,083	3,049,133

Health Care-Services 4.27%
Acadia Healthcare Co., Inc.†	5.00%	4/15/2029		10,571	10,750,813
AHP Health Partners, Inc.†	5.75%	7/15/2029		7,383	7,247,559
Air Methods Corp.†	8.00%	5/15/2025		21,417	16,677,311
Catalent Pharma Solutions, Inc.†	3.50%	4/1/2030		12,924	12,554,891
Centene Corp.	2.50%	3/1/2031		22,452	21,553,920
Centene Corp.	2.625%	8/1/2031		5,433	5,247,653
Centene Corp.	3.00%	10/15/2030		16,846	16,840,736
Centene Corp.	3.375%	2/15/2030		16,584	16,723,927
Centene Corp.	4.625%	12/15/2029		14,430	15,461,240
Charles River Laboratories International, Inc.†	4.00%	3/15/2031		7,885	7,917,210
Charles River Laboratories International, Inc.†	4.25%	5/1/2028		11,503	11,675,545
CHS/Community Health Systems, Inc.†	4.75%	2/15/2031		30,864	30,449,265
CHS/Community Health Systems, Inc.†	6.125%	4/1/2030		21,617	20,752,644

See Notes to Financial Statements.	185

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Health Care-Services (continued)
HCA, Inc.	5.50%		6/15/2047	$8,352	$11,017,321
HCA, Inc.	5.875%		2/1/2029	14,877	17,480,921
Legacy LifePoint Health LLC†	4.375%		2/15/2027	7,537	7,434,384
ModivCare Escrow Issuer, Inc.†	5.00%		10/1/2029	7,254	7,208,082
Molina Healthcare, Inc.†	3.875%		11/15/2030	16,178	16,291,650
Radiology Partners, Inc.†	9.25%		2/1/2028	12,320	12,579,459
Rede D’or Finance Sarl (Luxembourg)†(h)	4.95%		1/17/2028	6,824	6,779,235
Tenet Healthcare Corp.†	6.125%		10/1/2028	21,037	21,514,540
US Acute Care Solutions LLC†	6.375%		3/1/2026	8,569	8,790,723
US Renal Care, Inc.†	10.625%		7/15/2027	7,492	7,676,940
Total					310,625,969

Home Builders 1.32%
Brookfield Residential Properties, Inc./Brookfield Residential US Corp. (Canada)†(h)	4.875%		2/15/2030	8,270	8,257,078
Forestar Group, Inc.†	3.85%		5/15/2026	6,993	6,952,685
Forestar Group, Inc.†	5.00%		3/1/2028	10,769	10,965,534
Installed Building Products, Inc.†	5.75%		2/1/2028	6,800	7,127,590
New Home Co., Inc. (The)†	7.25%		10/15/2025	8,056	8,295,626
Shea Homes LP/Shea Homes Funding Corp.†	4.75%		4/1/2029	7,561	7,534,272
Toll Brothers Finance Corp.	4.35%		2/15/2028	19,098	20,675,686
Tri Pointe Homes, Inc.	5.25%		6/1/2027	11,135	11,937,555
Tri Pointe Homes, Inc.	5.70%		6/15/2028	7,602	8,187,506
Williams Scotsman International, Inc.†	4.625%		8/15/2028	5,800	5,908,112
Total					95,841,644

Household Products/Wares 0.10%
Central Garden & Pet Co.	4.125%		10/15/2030	7,554	7,559,288

Housewares 0.48%
Newell Brands, Inc.	5.875%		4/1/2036	17,651	21,583,202
SWF Escrow Issuer Corp.†	6.50%		10/1/2029	14,114	13,569,552
Total					35,152,754

Insurance 0.35%
Acrisure LLC/Acrisure Finance, Inc.†	6.00%		8/1/2029	3,389	3,249,204
Ardonagh Midco 2 plc PIK 12.75% (United Kingdom)†(h)	11.50%		1/15/2027	11,933	12,513,701
Global Atlantic Fin Co.†	4.70% (5 Yr. Treasury CMT + 3.80%	)#	10/15/2051	9,203	9,428,164
Total					25,191,069

186	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2021

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value
Internet 2.08%
Arches Buyer, Inc.†	6.125%	12/1/2028		$7,139	$7,224,739
Cablevision Lightpath LLC†	3.875%	9/15/2027		3,856	3,753,045
Cablevision Lightpath LLC†	5.625%	9/15/2028		5,345	5,234,278
GrubHub Holdings, Inc.†	5.50%	7/1/2027		6,914	6,946,772
Match Group Holdings II LLC†	4.125%	8/1/2030		14,673	14,579,166
Mercadolibre, Inc. (Argentina)(h)	2.375%	1/14/2026		13,203	12,654,547
Netflix, Inc.(d)	3.625%	5/15/2027	EUR	7,331	9,503,065
Netflix, Inc.†(d)	3.625%	6/15/2030	EUR	11,539	15,441,989
Netflix, Inc.(d)	4.625%	5/15/2029	EUR	26,406	37,131,692
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc.†	10.75%	6/1/2028		$10,969	12,099,246
Uber Technologies, Inc.†	4.50%	8/15/2029		18,320	18,171,150
Uber Technologies, Inc.†	6.25%	1/15/2028		7,610	8,173,406
Total					150,913,095

Investment Companies 0.37%
Compass Group Diversified Holdings LLC†	5.00%	1/15/2032		9,066	9,078,874
Compass Group Diversified Holdings LLC†	5.25%	4/15/2029		10,337	10,654,708
Hightower Holding LLC†	6.75%	4/15/2029		7,111	7,198,927
Total					26,932,509

Iron-Steel 0.63%
CSN Resources SA (Brazil)†(h)	4.625%	6/10/2031		7,920	7,170,530
TMS International Corp/DE†	6.25%	4/15/2029		8,373	8,428,053
United States Steel Corp.	6.65%	6/1/2037		13,709	14,664,997
United States Steel Corp.	6.875%	3/1/2029		15,006	15,749,172
Total					46,012,752

Leisure Time 1.54%
Carnival Corp.†	4.00%	8/1/2028		20,015	19,498,313
Carnival Corp.†	5.75%	3/1/2027		8,624	8,447,424
Carnival Corp.†	9.875%	8/1/2027		12,515	14,110,662
Life Time, Inc.†	5.75%	1/15/2026		14,167	14,378,442
NCL Corp. Ltd.†	12.25%	5/15/2024		4,531	5,360,853
NCL Finance Ltd.†	6.125%	3/15/2028		6,062	5,923,211
Pinnacle Bidco plc(d)	6.375%	2/15/2025	GBP	6,558	8,799,828
Royal Caribbean Cruises Ltd.	3.70%	3/15/2028		$19,482	17,818,724
Royal Caribbean Cruises Ltd.†	9.125%	6/15/2023		6,707	7,127,395
Vista Outdoor, Inc.†	4.50%	3/15/2029		10,181	10,167,205
Total					111,632,057

See Notes to Financial Statements.	187

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2021

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Lodging 1.62%
Boyd Gaming Corp.	4.75%	12/1/2027	$8,053	$8,184,385
Boyd Gaming Corp.†	4.75%	6/15/2031	6,074	6,051,223
Full House Resorts, Inc.†	8.25%	2/15/2028	15,554	16,213,645
Genting New York LLC/GENNY Capital, Inc.†	3.30%	2/15/2026	9,360	9,259,108
Hilton Domestic Operating Co., Inc.	4.875%	1/15/2030	7,085	7,449,877
Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Esc†	5.00%	6/1/2029	7,421	7,381,576
MGM Resorts International	4.625%	9/1/2026	10,121	10,244,527
MGM Resorts International	5.50%	4/15/2027	9,882	10,310,335
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp.†	5.875%	5/15/2025	7,294	7,294,000
Travel and Leisure Co.†	6.625%	7/31/2026	12,472	13,519,648
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.†	5.25%	5/15/2027	22,095	21,711,431
Total				117,619,755

Machinery: Construction & Mining 0.21%
Vertiv Group Corp.†	4.125%	11/15/2028	15,398	15,382,371

Machinery-Diversified 0.58%
ATS Automation Tooling Systems, Inc. (Canada)†(h)	4.125%	12/15/2028	7,462	7,526,621
Mueller Water Products, Inc.†	4.00%	6/15/2029	13,114	13,129,212
TK Elevator US Newco, Inc.†	5.25%	7/15/2027	14,427	14,693,395
Vertical Holdco GmbH (Germany)†(h)	7.625%	7/15/2028	6,735	7,044,237
Total				42,393,465

Media 2.07%
AMC Networks, Inc.	4.25%	2/15/2029	7,408	7,243,802
Belo Corp.	7.25%	9/15/2027	11,082	12,850,909
Block Communications, Inc.†	4.875%	3/1/2028	7,065	7,154,266
Cable One, Inc.†	4.00%	11/15/2030	8,152	7,858,691
CCO Holdings LLC / CCO Holdings Capital Corp.†	4.75%	3/1/2030	37,995	38,985,340
Diamond Sports Group LLC/Diamond Sports Finance Co.†	5.375%	8/15/2026	13,284	5,910,516
Entercom Media Corp.†	6.50%	5/1/2027	8,522	8,345,254
Gray Escrow II, Inc.†	5.375%	11/15/2031	10,384	10,426,055
iHeartCommunications, Inc.†	4.75%	1/15/2028	8,225	8,179,516
Radiate Holdco LLC/Radiate Finance, Inc.†	4.50%	9/15/2026	7,833	7,798,848
Radiate Holdco LLC/Radiate Finance, Inc.†	6.50%	9/15/2028	7,055	6,853,862
Urban One, Inc.†	7.375%	2/1/2028	7,025	7,166,483
Virgin Media Secured Finance plc (United Kingdom)†(h)	5.50%	5/15/2029	20,965	21,771,943
Total				150,545,485

188	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2021

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Metal Fabricate-Hardware 0.10%
Roller Bearing Co. of America, Inc.†	4.375%	10/15/2029	$7,406	$7,398,594

Mining 3.44%
Alcoa Nederland Holding BV (Netherlands)†(h)	4.125%	3/31/2029	14,000	14,300,020
Alcoa Nederland Holding BV (Netherlands)†(h)	5.50%	12/15/2027	8,837	9,396,205
Arconic Corp.†	6.125%	2/15/2028	7,769	8,096,036
Century Aluminum Co.†	7.50%	4/1/2028	7,609	8,082,813
Coeur Mining, Inc.†	5.125%	2/15/2029	15,689	15,027,081
Compass Minerals International, Inc.†	4.875%	7/15/2024	9,384	9,566,800
Compass Minerals International, Inc.†	6.75%	12/1/2027	11,682	11,955,651
FMG Resources August 2006 Pty Ltd. (Australia)†(h)	4.375%	4/1/2031	6,977	7,082,911
FMG Resources August 2006 Pty Ltd. (Australia)†(h)	4.50%	9/15/2027	21,671	22,497,315
Freeport-McMoRan, Inc.	4.25%	3/1/2030	27,788	28,854,364
Freeport-McMoRan, Inc.	4.375%	8/1/2028	6,504	6,792,680
Freeport-McMoRan, Inc.	5.25%	9/1/2029	22,564	24,405,335
Freeport-McMoRan, Inc.	5.45%	3/15/2043	8,972	11,074,902
Hecla Mining Co.	7.25%	2/15/2028	10,069	10,792,307
Hudbay Minerals, Inc. (Canada)†(h)	4.50%	4/1/2026	10,489	10,326,893
Hudbay Minerals, Inc. (Canada)†(h)	6.125%	4/1/2029	9,655	10,059,545
Joseph T Ryerson & Son, Inc.†	8.50%	8/1/2028	562	614,918
Minsur SA (Peru)†(h)	4.50%	10/28/2031	7,744	7,679,531
Mirabela Nickel Ltd.	1.00%	9/10/2044	51	5	(f)
Novelis Corp.†	3.875%	8/15/2031	11,443	11,060,518
Taseko Mines Ltd. (Canada)†(h)	7.00%	2/15/2026	7,785	7,920,654
Vedanta Resources Finance II plc (United Kingdom)†(h)	8.95%	3/11/2025	15,365	14,718,134
Total				250,304,618

Miscellaneous Manufacturing 0.21%
Amsted Industries, Inc.†	4.625%	5/15/2030	7,138	7,212,984
LSB Industries, Inc.†	6.25%	10/15/2028	7,682	7,942,881
Total				15,155,865

Oil & Gas 14.59%
Aethon United BR LP/Aethon United Finance Corp.†	8.25%	2/15/2026	15,246	16,157,406
Antero Resources Corp.†	7.625%	2/1/2029	7,309	8,027,475
Antero Resources Corp.†	8.375%	7/15/2026	3,898	4,326,936
Apache Corp.	4.375%	10/15/2028	22,448	23,698,184
Apache Corp.	4.625%	11/15/2025	12,920	13,677,177
Apache Corp.	4.75%	4/15/2043	16,923	18,066,995
Apache Corp.	5.10%	9/1/2040	14,777	16,054,546

See Notes to Financial Statements.	189

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2021

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Oil & Gas (continued)
Berry Petroleum Co. LLC†	7.00%	2/15/2026	$7,192	$6,887,671
California Resources Corp.†	7.125%	2/1/2026	14,199	14,655,498
Callon Petroleum Co.	6.125%	10/1/2024	5,101	4,920,374
Callon Petroleum Co.	6.375%	7/1/2026	9,172	8,551,422
Callon Petroleum Co.†	8.00%	8/1/2028	14,565	14,284,842
Callon Petroleum Co.†	9.00%	4/1/2025	17,295	18,510,666
Canacol Energy Ltd. (Canada)†(h)	5.75%	11/24/2028	7,379	7,191,758
Cenovus Energy, Inc. (Canada)(h)	5.40%	6/15/2047	8,804	10,870,382
Centennial Resource Production LLC†	5.375%	1/15/2026	34,198	33,667,931
Centennial Resource Production LLC†	6.875%	4/1/2027	14,218	14,104,611
Civitas Resources, Inc.†	5.00%	10/15/2026	11,771	11,653,290
CNX Resources Corp.†	6.00%	1/15/2029	8,198	8,403,999
Colgate Energy Partners III LLC†	5.875%	7/1/2029	16,442	16,346,472
Colgate Energy Partners III LLC†	7.75%	2/15/2026	8,654	9,217,116
Comstock Resources, Inc.†	5.875%	1/15/2030	12,253	12,293,251
Comstock Resources, Inc.†	6.75%	3/1/2029	8,634	8,997,189
Continental Resources, Inc.†	5.75%	1/15/2031	15,483	18,065,022
CrownRock LP/CrownRock Finance, Inc.†	5.00%	5/1/2029	8,523	8,587,860
Diamondback Energy, Inc.	3.50%	12/1/2029	7,040	7,394,063
Encino Acquisition Partners Holdings LLC†	8.50%	5/1/2028	16,201	16,349,482
Endeavor Energy Resources LP/EER Finance, Inc.†	5.75%	1/30/2028	13,223	13,770,763
EQT Corp.	5.00%	1/15/2029	8,097	8,881,194
EQT Corp.	6.625%	2/1/2025	24,287	27,139,387
EQT Corp.	7.50%	2/1/2030	9,609	12,141,020
Gulfport Energy Operating Corp.†	8.00%	5/17/2026	13,871	14,941,843
Hilcorp Energy I LP/Hilcorp Finance Co.†	5.75%	2/1/2029	8,644	8,522,465
Hilcorp Energy I LP/Hilcorp Finance Co.†	6.00%	2/1/2031	8,362	8,344,440
Hilcorp Energy I LP/Hilcorp Finance Co.†	6.25%	11/1/2028	10,280	10,457,330
Independence Energy Finance LLC†	7.25%	5/1/2026	10,498	10,910,204
Kosmos Energy Ltd.†	7.50%	3/1/2028	13,693	12,615,635
Laredo Petroleum, Inc.†	7.75%	7/31/2029	10,693	10,136,162
Laredo Petroleum, Inc.	10.125%	1/15/2028	23,524	24,049,526
Magnolia Oil & Gas Operating LLC/Magnolia Oil & Gas Finance Corp.†	6.00%	8/1/2026	14,161	14,511,485
Matador Resources Co.	5.875%	9/15/2026	30,905	31,385,542
MC Brazil Downstream Trading Sarl (Brazil)†(h)	7.25%	6/30/2031	10,814	10,414,369
Medco Bell Pte Ltd. (Singapore)†(h)	6.375%	1/30/2027	5,690	5,491,874
Medco Laurel Tree Pte Ltd. (Singapore)†(h)	6.95%	11/12/2028	8,168	7,919,634
Medco Oak Tree Pte Ltd. (Singapore)†(h)	7.375%	5/14/2026	4,959	5,056,767

190	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2021

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Oil & Gas (continued)
MEG Energy Corp. (Canada)†(h)	5.875%	2/1/2029	$13,947	$13,860,877
MEG Energy Corp. (Canada)†(h)	7.125%	2/1/2027	29,625	30,338,962
Murphy Oil Corp.	5.875%	12/1/2027	25,196	25,700,046
Murphy Oil Corp.	6.375%	7/15/2028	8,096	8,363,937
Nabors Industries Ltd.†	7.25%	1/15/2026	14,048	12,113,239
Nabors Industries, Inc.	5.75%	2/1/2025	11,888	9,960,836
Nabors Industries, Inc.†	7.375%	5/15/2027	7,195	7,064,986
Oasis Petroleum, Inc.†	6.375%	6/1/2026	10,189	10,489,830
Occidental Petroleum Corp.	3.50%	8/15/2029	18,049	17,704,806
Occidental Petroleum Corp.	4.10%	2/15/2047	9,791	9,351,139
Occidental Petroleum Corp.	4.40%	8/15/2049	5,123	5,041,237
Occidental Petroleum Corp.	6.125%	1/1/2031	50,478	58,900,254
Occidental Petroleum Corp.	6.45%	9/15/2036	12,879	16,012,074
Occidental Petroleum Corp.	6.625%	9/1/2030	4,222	5,071,614
Occidental Petroleum Corp.	7.50%	5/1/2031	3,439	4,342,116
Ovintiv, Inc.	6.50%	8/15/2034	13,838	17,678,620
Ovintiv, Inc.	6.50%	2/1/2038	13,750	17,544,657
Patterson-UTI Energy, Inc.	3.95%	2/1/2028	12,862	12,575,661
PBF Holding Co. LLC/PBF Finance Corp.†	9.25%	5/15/2025	18,399	17,203,065
Precision Drilling Corp. (Canada)†(h)	6.875%	1/15/2029	7,390	7,205,435
Precision Drilling Corp. (Canada)†(h)	7.125%	1/15/2026	10,731	10,826,721
Range Resources Corp.	4.875%	5/15/2025	14,259	14,579,827
Range Resources Corp.†	8.25%	1/15/2029	8,033	8,864,656
Rockcliff Energy II LLC†	5.50%	10/15/2029	10,329	10,441,793
SierraCol Energy Andina LLC†	6.00%	6/15/2028	11,155	10,252,951
SM Energy Co.	5.625%	6/1/2025	8,718	8,651,438
SM Energy Co.	6.625%	1/15/2027	8,583	8,645,828
SM Energy Co.	6.75%	9/15/2026	14,967	15,038,093
Southwestern Energy Co.	5.375%	2/1/2029	11,282	11,636,593
Southwestern Energy Co.	6.45%	1/23/2025	10,561	11,472,309
Southwestern Energy Co.	8.375%	9/15/2028	15,515	17,118,553
Tap Rock Resources LLC†	7.00%	10/1/2026	3,924	3,951,586
Transocean Guardian Ltd.†	5.875%	1/15/2024	10,575	9,964,029
Tullow Oil plc (United Kingdom)†(h)	10.25%	5/15/2026	9,907	9,871,285
Viper Energy Partners LP†	5.375%	11/1/2027	14,224	14,681,515
Total				1,060,171,826

See Notes to Financial Statements.	191

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2021

Investments	Interest Rate		Maturity Date		Principal Amount (000)	Fair Value
Oil & Gas Services 0.97%
Bristow Group, Inc.†	6.875%		3/1/2028		$10,728	$10,835,280
Oceaneering International, Inc.	4.65%		11/15/2024		7,706	7,836,925
Oceaneering International, Inc.	6.00%		2/1/2028		16,681	16,408,432
USA Compression Partners LP/USA Compression Finance Corp.	6.875%		9/1/2027		6,383	6,561,373
Weatherford International Ltd.†	6.50%		9/15/2028		8,887	9,142,590
Weatherford International Ltd.†	8.625%		4/30/2030		12,056	11,837,184
Welltec International ApS (Denmark)†(h)	8.25%		10/15/2026		5,931	6,031,382
Welltec International ApS (Denmark)(h)	8.25%		10/15/2026		1,474	1,498,947
Total						70,152,113

Packaging & Containers 0.75%
Ball Corp.	2.875%		8/15/2030		18,672	17,768,742
Intertape Polymer Group, Inc. (Canada)†(h)	4.375%		6/15/2029		11,735	11,637,834
Pactiv LLC	7.95%		12/15/2025		9,754	10,831,915
Sealed Air Corp.†	6.875%		7/15/2033		11,508	14,474,302
Total						54,712,793

Pharmaceuticals 0.33%
180 Medical, Inc.†	3.875%		10/15/2029		7,320	7,199,074
Option Care Health, Inc.†	4.375%		10/31/2029		9,012	8,979,827
Owens & Minor, Inc.†	4.50%		3/31/2029		7,652	7,764,389
Total						23,943,290

Pipelines 2.53%
Antero Midstream Partners LP/Antero Midstream Finance Corp.†	5.375%		6/15/2029		7,460	7,556,868
Antero Midstream Partners LP/Antero Midstream Finance Corp.†	7.875%		5/15/2026		6,314	6,775,175
Buckeye Partners LP	3.95%		12/1/2026		12,394	12,184,046
Buckeye Partners LP	4.125%		12/1/2027		9,654	9,555,191
Buckeye Partners LP	6.375% (3 Mo. LIBOR + 4.02%	)#	1/22/2078		17,697	15,673,083
Cheniere Energy Partners LP†	3.25%		1/31/2032		8,324	8,098,919
CNX Midstream Partners LP†	4.75%		4/15/2030		7,415	7,314,082
CQP Holdco LP/BIP-V Chinook Holdco LLC†	5.50%		6/15/2031		12,891	13,086,814
Delek Logistics Partners LP/Delek Logistics Finance Corp.†	7.125%		6/1/2028		7,247	7,513,907
Energy Transfer LP	6.50% (5 Yr. Treasury CMT + 5.69%	)#	–	(i)	7,974	8,173,350
Northriver Midstream Finance LP (Canada)†(h)	5.625%		2/15/2026		14,046	14,512,046
Oasis Midstream Partners LP/OMP Finance Corp.†	8.00%		4/1/2029		10,115	10,787,799

192	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2021

Investments	Interest Rate		Maturity Date		Principal Amount (000)		Fair Value
Pipelines (continued)
Plains All American Pipeline LP	6.125% (3 Mo. LIBOR + 4.11%	)#	–	(i)		$8,854	$7,520,322
Targa Resources Partners LP/Targa Resources Partners Finance Corp.	4.875%		2/1/2031			6,899	7,411,630
Venture Global Calcasieu Pass LLC†	3.875%		8/15/2029			5,164	5,194,080
Venture Global Calcasieu Pass LLC†	3.875%		11/1/2033			6,494	6,526,470
Venture Global Calcasieu Pass LLC†	4.125%		8/15/2031			5,164	5,290,002
Western Midstream Operating LP	5.30%		2/1/2030			21,385	23,048,753
Western Midstream Operating LP	6.50%		2/1/2050			6,394	7,315,599
Total							183,538,136

Real Estate 1.37%
Canary Wharf Group Investment Holdings plc†(d)	3.375%		4/23/2028		GBP	9,006	12,254,780
Country Garden Holdings Co. Ltd. (China)(h)	4.80%		8/6/2030			$8,106	7,395,627
Cushman & Wakefield US Borrower LLC†	6.75%		5/15/2028			7,019	7,521,104
Howard Hughes Corp. (The)†	4.125%		2/1/2029			5,053	4,989,964
Howard Hughes Corp. (The)†	4.375%		2/1/2031			4,958	4,912,733
Howard Hughes Corp. (The)†	5.375%		8/1/2028			6,370	6,668,976
Hunt Cos., Inc.†	5.25%		4/15/2029			12,833	12,512,368
Kennedy-Wilson, Inc.	4.75%		3/1/2029			5,827	5,913,356
Kennedy-Wilson, Inc.	5.00%		3/1/2031			7,262	7,430,006
Logan Group Co. Ltd. (China)(h)	4.50%		1/13/2028			10,033	8,778,875
Shimao Group Holdings Ltd. (Hong Kong)(h)	5.20%		1/16/2027			8,621	6,035,346
Signa Development Finance SCS†(d)	5.50%		7/23/2026		EUR	8,300	8,284,958
Vivion Investments Sarl(d)	3.00%		8/8/2024		EUR	6,300	6,829,532
Total							99,527,625

REITS 1.42%
Apollo Commercial Real Estate Finance, Inc.†	4.625%		6/15/2029			$15,160	14,421,329
HAT Holdings I LLC/HAT Holdings II LLC†	3.375%		6/15/2026			13,038	12,852,600
HAT Holdings I LLC/HAT Holdings II LLC†	3.75%		9/15/2030			12,765	12,537,783
IIP Operating Partnership LP	5.50%		5/25/2026			10,342	11,140,906
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.†	4.25%		2/1/2027			17,304	17,236,687
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.†	4.75%		6/15/2029			7,445	7,420,953
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer†	5.875%		10/1/2028			6,912	7,134,566
VICI Properties LP/VICI Note Co., Inc.†	4.125%		8/15/2030			9,332	9,763,885
XHR LP†	4.875%		6/1/2029			10,856	10,953,704
Total							103,462,413

See Notes to Financial Statements.	193

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)		Fair Value
Retail 6.09%
Asbury Automotive Group, Inc.†	4.625%		11/15/2029		$3,959	$3,990,197
Asbury Automotive Group, Inc.†	5.00%		2/15/2032		4,742	4,779,367
Bath & Body Works, Inc.	6.875%		11/1/2035		18,920	22,756,314
BCPE Ulysses Intermediate, Inc. PIK 8.50%†	7.75%		4/1/2027		7,103	6,880,463
BlueLinx Holdings, Inc.†	6.00%		11/15/2029		11,002	10,855,288
Carvana Co.†	5.50%		4/15/2027		9,044	9,046,397
Carvana Co.†	5.625%		10/1/2025		3,434	3,443,684
Carvana Co.†	5.875%		10/1/2028		5,626	5,656,071
CEC Entertainment LLC†	6.75%		5/1/2026		8,248	8,051,409
Dutch Lion BV(d)	11.25%		6/15/2020	EUR	9,153	1,038	(f)
Foot Locker, Inc.†	4.00%		10/1/2029		$11,942	11,839,717
Foundation Building Materials, Inc.†	6.00%		3/1/2029		7,733	7,400,094
Gap, Inc. (The)†	3.625%		10/1/2029		3,619	3,468,413
Gap, Inc. (The)†	3.875%		10/1/2031		7,160	6,863,361
Golden Goose SpA†(d)	4.875% (3 Mo. EURIBOR + 4.88%	)#	5/14/2027	EUR	10,875	12,223,824
GPS Hospitality Holding Co. LLC/GPS Finco, Inc.†	7.00%		8/15/2028		$8,794	7,978,840
Group 1 Automotive, Inc.†	4.00%		8/15/2028		8,136	8,062,898
Guitar Center, Inc.†	8.50%		1/15/2026		11,915	12,657,007
Ken Garff Automotive LLC†	4.875%		9/15/2028		8,212	8,161,989
L Brands, Inc.†	6.625%		10/1/2030		9,030	10,031,698
LBM Acquisition LLC†	6.25%		1/15/2029		19,656	18,848,728
LCM Investments Holdings II LLC†	4.875%		5/1/2029		10,461	10,439,712
Lithia Motors, Inc.†	3.875%		6/1/2029		7,181	7,278,518
Macy’s Retail Holdings LLC	4.50%		12/15/2034		9,115	8,978,594
Macy’s Retail Holdings LLC†	5.875%		4/1/2029		8,705	9,292,587
Magic Mergeco, Inc.†	7.875%		5/1/2029		17,867	17,771,858
Murphy Oil USA, Inc.†	3.75%		2/15/2031		7,956	7,677,540
Murphy Oil USA, Inc.	4.75%		9/15/2029		8,530	8,859,642
NMG Holding Co., Inc./Neiman Marcus Group LLC†	7.125%		4/1/2026		10,028	10,508,843
Papa John’s International, Inc.†	3.875%		9/15/2029		11,485	11,270,575
Park River Holdings, Inc.†	5.625%		2/1/2029		11,637	11,056,663
Park River Holdings, Inc.†	6.75%		8/1/2029		12,584	12,520,639
Party City Holdings, Inc.†	6.625%		8/1/2026		11,500	9,717,500
Party City Holdings, Inc.†	8.75%		2/15/2026		19,610	19,809,826
PetSmart, Inc./PetSmart Finance Corp.†	4.75%		2/15/2028		10,410	10,552,617
PetSmart, Inc./PetSmart Finance Corp.†	7.75%		2/15/2029		8,708	9,325,310
Punch Finance plc†(d)	6.125%		6/30/2026	GBP	6,001	8,005,450

194	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2021

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value
Retail (continued)
Sonic Automotive, Inc.†	4.625%	11/15/2029		$3,984	$3,929,578
Sonic Automotive, Inc.†	4.875%	11/15/2031		3,984	3,910,236
SRS Distribution, Inc.†	6.00%	12/1/2029		13,811	13,680,210
Staples, Inc.†	7.50%	4/15/2026		3,894	3,872,116
Staples, Inc.†	10.75%	4/15/2027		11,202	10,220,929
Stonegate Pub Co. Financing 2019 plc(d)	8.25%	7/31/2025	GBP	10,826	14,683,263
Victoria’s Secret & Co.†	4.625%	7/15/2029		$10,844	10,720,704
Wendy’s International LLC	7.00%	12/15/2025		8,091	9,136,074
White Cap Buyer LLC†	6.875%	10/15/2028		8,027	8,206,203
Yum! Brands, Inc.	5.35%	11/1/2043		7,487	8,160,680
Total					442,582,664

Savings & Loans 0.00%
Washington Mutual Bank(j)	6.875%	6/15/2011		10,000	1,000	(f)

Semiconductors 0.56%
Entegris, Inc.†	3.625%	5/1/2029		11,060	10,992,423
ON Semiconductor Corp.†	3.875%	9/1/2028		18,003	18,339,566
Synaptics, Inc.†	4.00%	6/15/2029		10,894	11,018,464
Total					40,350,453

Software 1.76%
Castle US Holding Corp.†	9.50%	2/15/2028		6,793	7,151,093
Elastic NV†	4.125%	7/15/2029		7,814	7,669,832
Fair Isaac Corp.†	4.00%	6/15/2028		7,451	7,447,051
MSCI, Inc.†	3.25%	8/15/2033		14,043	14,025,166
MSCI, Inc.†	3.625%	11/1/2031		1,184	1,206,484
MSCI, Inc.†	3.875%	2/15/2031		13,695	14,116,395
Playtika Holding Corp. (Israel)†(h)	4.25%	3/15/2029		11,064	10,515,336
Rackspace Technology Global, Inc.†	5.375%	12/1/2028		7,762	7,503,254
ROBLOX Corp.†	3.875%	5/1/2030		13,567	13,623,574
Rocket Software, Inc.†	6.50%	2/15/2029		2,476	2,339,820
Twilio, Inc.	3.625%	3/15/2029		21,359	21,519,406
Twilio, Inc.	3.875%	3/15/2031		13,138	13,066,332
ZoomInfo Technologies LLC/ZoomInfo Finance Corp.†	3.875%	2/1/2029		7,821	7,662,136
Total					127,845,879

See Notes to Financial Statements.	195

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Telecommunications 2.18%
Avaya, Inc.†	6.125%		9/15/2028	$7,149	$7,412,369
Connect Finco SARL/Connect US Finco LLC (Luxembourg)†(h)	6.75%		10/1/2026	7,150	7,464,100
Frontier Communications Holdings LLC†	5.875%		10/15/2027	10,251	10,602,404
Frontier Communications Holdings LLC†	6.00%		1/15/2030	7,423	7,315,701
Frontier Communications Holdings LLC†	6.75%		5/1/2029	6,913	7,127,303
LogMeIn, Inc.†	5.50%		9/1/2027	14,205	14,154,856
Sprint Capital Corp.	6.875%		11/15/2028	57,063	70,538,998
Switch Ltd.†	3.75%		9/15/2028	14,300	14,178,664
Viavi Solutions, Inc.†	3.75%		10/1/2029	4,700	4,601,535
Vmed O2 UK Financing I plc (United Kingdom)†(h)	4.75%		7/15/2031	6,780	6,726,235
Windstream Escrow LLC/Windstream Escrow Finance Corp.†	7.75%		8/15/2028	8,181	8,536,874
Total					158,659,039

Toys/Games/Hobbies 0.15%
Mattel, Inc.	5.45%		11/1/2041	9,276	10,956,672

Transportation 0.71%
Carriage Purchaser, Inc.†	7.875%		10/15/2029	11,217	10,659,627
Seaspan Corp. (Hong Kong)†(h)	5.50%		8/1/2029	14,024	13,939,015
Watco Cos LLC/Watco Finance Corp.†	6.50%		6/15/2027	6,581	6,909,260
XPO CNW, Inc.	6.70%		5/1/2034	16,239	19,789,982
Total					51,297,884

Trucking & Leasing 0.20%
Fortress Transportation and Infrastructure Investors LLC†	5.50%		5/1/2028	14,981	14,714,039

Water 0.12%
Solaris Midstream Holdings LLC†	7.625%		4/1/2026	8,402	8,802,019
Total Corporate Bonds (cost $5,986,036,447)					6,106,678,816

FLOATING RATE LOANS(k) 7.54%

Aerospace/Defense 0.37%
Alloy Finco Limited 2020 USD Term Loan B2 (Jersey)(h)	8.50% (3 Mo. LIBOR + 6.50%	)	3/6/2024	3,857	3,859,266
Alloy Finco Limited USD Holdco PIK Term Loan PIK 13.50% (Jersey)(h)	0.50%		3/6/2025	6,682	6,694,555
Cobham Ultra SeniorCo. S.a.r.l USD Term Loan B (Luxembourg)(h)	–	(l)	11/16/2028	8,123	8,113,169

196	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Aerospace/Defense (continued)
WP CPP Holdings, LLC 2018 Term Loan	4.75% (1 Mo. LIBOR + 3.75% (3 Mo. LIBOR + 3.75%	) )	4/30/2025	$8,270	$7,977,504
Total					26,644,494

Automakers 0.25%
Drive Chassis HoldCo, LLC 2019 2nd Lien Term Loan	6.874% (3 Mo. LIBOR + 6.00%	)	4/10/2026	18,411	18,549,465	(m)

Building & Construction 0.28%
Aegion Corporation Term Loan	5.50% (3 Mo. LIBOR + 4.75%	)	5/17/2028	7,621	7,630,842
Refficiency Holdings LLC 2021 Term Loan	4.50% (1 Mo. LIBOR + 3.75%	)	12/16/2027	4,174	4,177,246
Refficiency Holdings LLC 2021 Delayed Draw Term Loan(n)	4.00%		12/31/2027	809	809,392
USIC Holdings, Inc. 2021 2nd Lien Term Loan	7.25% (1 Mo. LIBOR + 6.50%	)	5/7/2029	7,760	7,853,684
Total					20,471,164

Building Materials 0.11%
Associated Asphalt Partners, LLC 2017 Term Loan B	6.25% (1 Mo. LIBOR + 5.25%	)	4/5/2024	8,996	7,848,628

Chemicals 0.16%
ASP Unifrax Holdings Inc Term Loan B	3.882% (3 Mo. LIBOR + 3.75%	)	12/12/2025	11,721	11,527,666

Discount Stores 0.17%
Claire’s Stores, Inc. 2019 Term Loan B	6.59% (1 Mo. LIBOR + 6.50%	)	12/18/2026	4,369	4,347,799
Torrid LLC 2021 Term Loan B	6.25% (1 Mo. LIBOR + 5.50%	)	5/19/2028	8,123	8,173,296
Total					12,521,095

Diversified Capital Goods 0.01%
UTEX Industries Inc. 2020 First Out Exit Term Loan A	8.50% (1 Mo. LIBOR + 7.00%	)	12/3/2025	284	286,395
UTEX Industries Inc. 2020 Second Out Term Loan PIK 5.75%	5.25% (1 Mo. LIBOR + 3.75%	)	12/3/2025	330	325,556
Total					611,951

See Notes to Financial Statements.	197

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Electric: Generation 0.03%
Frontera Generation Holdings LLC 2021 Term Loan	14.00% (3 Mo. LIBOR + 13.00%	)	7/28/2026	$1,239	$1,313,628	(m)
Frontera Generation Holdings LLC 2021 2nd Lien Term Loan	2.50% (3 Mo. LIBOR + 1.50%	)	7/28/2028	1,197	679,198
Total					1,992,826

Electronics 0.19%
Brooks Automation, Inc. 2021 2nd Lien Term Loan	–	(l)	11/4/2029	5,453	5,473,431
Electrical Components International, Inc. 2018 1st Lien Term Loan	4.351% (3 Mo. LIBOR + 4.25%	)	6/26/2025	8,296	8,248,500
Total					13,721,931

Environmental 0.12%
Robertshaw US Holding Corp 2018 1st Lien Term Loan	4.50% (6 Mo. LIBOR + 3.50%	)	2/28/2025	9,461	8,994,045

Gaming 0.46%
Spectacle Gary Holdings LLC Delayed Draw Term Loan	11.00% (1 Mo. LIBOR + 9.00%	)	12/23/2025	475	519,523
Spectacle Gary Holdings LLC Term Loan B	11.00% (1 Mo. LIBOR + 9.00%	)	12/23/2025	6,557	7,169,432
The Enterprise Development Authority Term Loan B	5.00% (1 Mo. LIBOR + 4.25%	)	2/18/2028	11,936	11,980,779
TopGolf International, Inc. Term Loan B	7.00% (3 Mo. LIBOR + 6.25%	)	2/9/2026	13,528	13,757,927
Total					33,427,661

Gas Distribution 0.51%
BCP Raptor II, LLC 1st Lien Term Loan	4.84% (1 Mo. LIBOR + 4.75%	)	11/3/2025	9,898	9,870,389
Brazos Delaware II, LLC Term Loan B	4.091% (1 Mo. LIBOR + 4.00%	)	5/21/2025	7,524	7,359,564
Freeport LNG Investments, LLLP Term Loan B	–	(l)	11/17/2028	7,691	7,631,883
Lucid Energy Group II Borrower, LLC 2021 Term Loan	–	(l)	11/24/2028	12,030	11,865,010
Total					36,726,846

198	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Health Facilities 0.26%
Electron BidCo Inc. 2021 Term Loan	3.75% (3 Mo. LIBOR + 3.25%	)	11/1/2028	$7,602	$7,572,088
Global Medical Response, Inc. 2017 Incremental Term Loan	5.25% (6 Mo. LIBOR + 4.25%	)	3/14/2025	2,692	2,676,182
Medical Solutions L.L.C. 2021 Delayed Draw Term Loan(n)	–	(l)	11/1/2028	1,411	1,405,302
Medical Solutions L.L.C. 2021 First Lien Term Loan	4.00% (3 Mo. LIBOR + 3.50%	)	11/1/2028	7,410	7,377,835
Total					19,031,407

Health Services 0.10%
Pathway Vet Alliance LLC 2021 Term Loan	3.84% (1 Mo. LIBOR + 3.75%	)	3/31/2027	7,382	7,347,051

Integrated Energy 0.10%
Esdec Solar Group B.V. Term Loan B (Netherlands)(h)	5.75% (6 Mo. LIBOR + 5.00%	)	8/30/2028	7,351	7,351,381

Investments & Miscellaneous Financial Services 0.20%
Armor Holding II LLC 2021 Term Loan B	–	(l)	10/29/2028	7,921	7,948,148
Fender Musical Instruments Corporation 2021 Term Loan B	–	(l)	12/1/2028	6,477	6,469,288	(m)
Total					14,417,436

Machinery 0.21%
Array Technologies, Inc. Term Loan B	3.75% (3 Mo. LIBOR + 3.25%	)	10/14/2027	6,825	6,756,436
CMBF LLC Term Loan	6.50% (1 Mo. LIBOR + 6.00%	)	8/2/2028	6,584	6,517,805
CMBF LLC Delayed Draw Term Loan(n)	3.00%		8/2/2028	1,959	1,939,824
Total					15,214,065

Media: Content 0.52%
AppLovin Corporation 2021 Term Loan B	–	(l)	10/25/2028	7,465	7,426,983
ECL Entertainment, LLC Term Loan	8.25% (1 Mo. LIBOR + 7.50%	)	3/31/2028	8,510	8,693,974
Gray Television, Inc. 2021 Second Lien Bridge Term Loan(n)	–	(l)	8/12/2022	$21,523	21,523,310	(m)
Total					37,644,267

See Notes to Financial Statements.	199

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Media: Diversified 0.11%
Sweetwater Borrower, LLC Term Loan B	5.50% (3 Mo. LIBOR + 4.75%	)	8/7/2028	$7,731	$7,721,259

Medical Products 0.22%
Insulet Corporation Term Loan B	3.75% (1 Mo. LIBOR + 3.25%	)	5/4/2028	8,407	8,412,070
MedAssets Software Intermediate Holdings, Inc. 2021 Term Loan	–	(l)	11/17/2028	7,438	7,400,476
Total					15,812,546

Metals/Mining (Excluding Steel) 0.54%
Alpha Metallurgical Resources, Inc. 2019 Term Loan	10.00% (3 Mo. LIBOR + 8.00%	)	6/14/2024	19,785	19,680,013
Peabody Energy Corporation 2018 Term Loan	2.842% (1 Mo. LIBOR + 2.75%	)	3/31/2025	22,477	19,667,596
Total					39,347,609

Oil Field Equipment & Services 0.17%
Ulterra Drilling Technologies, LP Term Loan B	5.34% (1 Mo. LIBOR + 5.25%	)	11/26/2025	12,847	12,027,811

Personal & Household Products 0.18%
Britax Child Safety, Inc. Junior PIK Term Loan PIK 12.00%	–	(l)	3/31/2025	1,354	1,218,593	(m)
FGI Operating Company, LLC Exit Term Loan	10.132% (3 Mo. LIBOR + 10.00%	)	5/16/2022	655	82,260	(m)
MND Holdings III Corp 2018 1st Lien Term Loan	4.50% (3 Mo. LIBOR + 3.50%	)	6/19/2024	11,659	11,425,425
Revlon Consumer Products Corporation 2020 Additional Term Loan B2	4.25% (3 Mo. LIBOR + 3.50%	)	6/30/2025	31	22,288
Total					12,748,566

Pharmaceuticals 0.08%
LSCS Holdings, Inc. 2021 1st Lien Term Loan	–	(l)	11/23/2028	5,969	5,966,317

Real Estate Investment Trusts 0.26%
Claros Mortgage Trust, Inc. Term Loan B	6.00% (1 Mo. LIBOR + 5.00%	)	8/9/2026	7,782	7,782,016
Washington Prime Group, L.P. 2018 Revolver(n)	–	(l)	12/30/2021	5,183	5,273,314	(m)
Washington Prime Group, L.P. 2018 Term Loan	–	(l)	12/30/2022	3,654	3,685,697
Washington Prime Group, L.P. Term Loan	–	(l)	1/10/2023	2,404	2,425,053
Total					19,166,080

200	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Software/Services 0.78%
Anastasia Parent, LLC 2018 Term Loan B	3.882% (3 Mo. LIBOR + 3.75%	)	8/11/2025	$13,080	$11,367,882
Banff Merger Sub Inc 2021 USD 2nd Lien Term Loan	6.00% (3 Mo. LIBOR + 5.50%	)	2/27/2026	7,437	7,522,679
Escape Velocity Holdings, Inc. 2021 Term Loan	4.75% (3 Mo. LIBOR + 4.25%	)	10/8/2028	6,261	6,237,414
Grab Holdings Inc Term Loan B	5.50% (1 Mo. LIBOR + 4.50%	)	1/29/2026	7,202	7,280,000
Magenta Buyer LLC 2021 USD 1st Lien Term Loan	5.75% (3 Mo. LIBOR + 5.00%	)	7/27/2028	9,206	9,082,963
Red Planet Borrower, LLC Term Loan B	4.25% (3 Mo. LIBOR + 3.75%	)	10/2/2028	11,686	11,610,299
Ultimate Software Group Inc (The) 2021 2nd Lien Term Loan	–	(l)	5/3/2027	3,503	3,528,645
Total					56,629,882

Specialty Retail 0.02%
Chinos Intermediate Holdings A, Inc. Exit Term Loan	11.00% (3 Mo. LIBOR + 10.00%	)	9/10/2027	1,399	1,528,088

Support: Services 0.41%
AVSC Holding Corp. 2020 Term Loan B1	–	(l)	3/3/2025	7,368	6,718,422
SSH Group Holdings, Inc. 2018 1st Lien Term Loan	4.382% (3 Mo. LIBOR + 4.25%	)	7/30/2025	7,745	7,437,523
Think & Learn Private Limited Term Loan B (India)(h)	–	(l)	11/5/2026	13,600	13,591,524
Trans Union, LLC 2021 2nd Lien Term Loan	–	(l)	11/16/2029	2,183	2,183,377	(m)
Total					29,930,846

Technology Hardware & Equipment 0.11%
Delta TopCo, Inc. 2020 2nd Lien Term Loan	8.00% (3 Mo. LIBOR + 7.25%	)	12/1/2028	8,146	8,227,435

Theaters & Entertainment 0.42%
AMC Entertainment Holdings, Inc. 2019 Term Loan B	3.09% (1 Mo. LIBOR + 3.00%	)	4/22/2026	8,307	7,505,151
Cinemark USA, Inc. 2018 Term Loan B	1.85% (1 Mo. LIBOR + 1.75%	)	3/31/2025	4,676	4,482,696
City Football Group Limited Term Loan (United Kingdom)(h)	4.00% (6 Mo. LIBOR + 3.50%	)	7/21/2028	7,401	7,364,136
Equinox Holdings, Inc. 2017 1st Lien Term Loan	4.00% (3 Mo. LIBOR + 3.00%	)	3/8/2024	5,864	5,593,673
Equinox Holdings, Inc. 2020 Term Loan B2	10.00% (3 Mo. LIBOR + 9.00%	)	3/8/2024	5,761	5,818,677	(m)
Total					30,764,333

See Notes to Financial Statements.	201

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Transportation: Infrastructure/Services 0.06%
Echo Global Logistics, Inc. Term Loan	4.25% (3 Mo. LIBOR + 3.75%	)	11/4/2028	$4,725	$4,707,794

Trucking & Delivery 0.13%
Carriage Purchaser, Inc. 2021 Term Loan B	5.00% (2 Mo. LIBOR + 4.25%	)	9/30/2028	9,093	9,112,939
Total Floating Rate Loans (cost $530,851,985)					547,734,884

FOREIGN GOVERNMENT OBLIGATIONS(h) 0.24%

Bahamas 0.13%
Bahamas Government International Bond†	8.95%		10/15/2032	9,731	9,251,845

Sri Lanka 0.11%
Republic of Sri Lanka†	5.875%		7/25/2022	10,289	7,806,676
Total Foreign Government Obligations (cost $19,052,746)					17,058,521

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 1.38%
BFLD 2019-DPLO F†	2.63% (1 Mo. LIBOR + 2.54%	)#	10/15/2034	13,940	13,598,123
Credit Suisse Mortgage Capital Certificates Trust 2021-BPNY A†	3.804% (1 Mo. LIBOR + 3.71%	)#	8/15/2023	15,000	14,982,403
Fontainebleau Miami Beach Trust 2019-FBLU F†	4.095%	#(o)	12/10/2036	16,117	16,042,425
Great Wolf Trust 2019-WOLF E†	2.822% (1 Mo. LIBOR + 2.73%	)#	12/15/2036	17,457	16,934,184
Great Wolf Trust 2019-WOLF F†	3.221% (1 Mo. LIBOR + 3.13%	)#	12/15/2036	4,399	4,277,393
GS Mortgage Securities Corp. Trust 2021-RSMZ MZ†	9.59% (1 Mo. LIBOR + 9.50%	)#	6/15/2026	20,000	20,032,934
JP Morgan Chase Commercial Mortgage Securities Trust 2021-1440 E†	3.94% (1 Mo. LIBOR + 3.85%	)#	3/15/2036	14,650	14,639,763
Total Non-Agency Commercial Mortgage-Backed Securities (cost $100,741,128)					100,507,225

	Dividend Rate	Shares (000)

PREFERRED STOCKS 0.07%

Transportation Infrastructure
ACBL Holdings Corp. Series A	Zero Coupon	83	2,191,656
ACBL Holdings Corp. Series B	Zero Coupon	102	3,111,427
Total Preferred Stocks (cost $4,617,950)			5,303,083

202	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2021

Investments	Exercise Price		Expiration Date	Shares (000)	Fair Value
WARRANTS 0.00%

Machinery 0.00%
TNT Crane & Rigging, Inc.*	$4.00		10/16/2025	26	$52,638

Miscellaneous Financials 0.00%
Sable Permian Resources†*(j)	–	(p)	2/1/2024	6	163,158
Total Warrants (cost $138,888)					215,796
Total Long-Term Investments (cost $7,091,426,129)					7,232,053,052

				Principal Amount (000)

SHORT-TERM INVESTMENTS 0.26%

REPURCHASE AGREEMENTS 0.16%
Repurchase Agreement dated 11/30/2021, 0.00% due 12/1/2021 with Fixed Income Clearing Corp. collateralized by $11,150,400 of U.S. Treasury Note at 2.75% due 04/30/2023; value: $11,554,312; proceeds: $11,327,717 (cost $11,327,717)				$11,328	11,327,717

				Shares
Money Market Funds 0.09%
Fidelity Government Portfolio(q) (cost $6,675,019)				6,675,019	6,675,019

Time Deposits 0.01%
CitiBank N.A.(q) (cost $741,669)				741,669	741,669
Total Short-Term Investments (cost $18,744,405)					18,744,405
Total Investments in Securities 99.76% (cost $7,110,170,534)					7,250,797,457
Less Unfunded Loan Commitments (0.35%) (cost $25,720,409)(r)					(25,702,166)
Net Investments in Securities 99.41% (cost $7,084,450,125)					7,225,095,291
Other Assets and Liabilities – Net(s) 0.59%					43,230,936
Net Assets 100.00%					$7,268,326,227

EUR	Euro.
GBP	British Pound.
CMT	Constant Maturity Rate.
EURIBOR	Euro Interbank Offered Rate.
LIBOR	London Interbank Offered Rate.
PIK	Payment-in-kind.

See Notes to Financial Statements.	203

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2021

†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At November 30, 2021, the total value of Rule 144A securities was $4,416,289,466, which represents 60.76% of net assets.
#	Variable rate security. The interest rate represents the rate in effect at November 30, 2021.
*	Non-income producing security.
(a)	Securities purchased on a when-issued basis (See Note 2(j)).
(b)	Variable Rate is Fixed to Float: Rate remains fixed or at Zero Coupon until designated future date.
(c)	Level 3 Investment as described in Note 2(t) in the Notes to Financials. Security valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.
(d)	Investment in non-U.S. dollar denominated securities.
(e)	All or a portion of this security is temporarily on loan to unaffiliated broker/dealers.
(f)	Level 3 Investment as described in Note 2(t) in the Notes to Financials. Security fair valued by the Pricing Committee.
(g)	Amount is less than $1,000.
(h)	Foreign security traded in U.S. dollars.
(i)	Security is perpetual in nature and has no stated maturity.
(j)	Defaulted (non-income producing security).
(k)	Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the London Interbank Offered Rate (“LIBOR”) or the prime rate offered by major U.S. banks. The rate(s) shown is the rate(s) in effect at November 30, 2021.
(l)	Interest rate to be determined.
(m)	Level 3 Investment as described in Note 2(t) in the Notes to Financials. Floating Rate Loans categorized as Level 3 are valued based on a single quotation obtained from a dealer. Accounting principles generally accepted in the United States of America do not require the Fund to create quantitative unobservable inputs that were not developed by the Fund. Therefore, the Fund does not have access to unobservable inputs and cannot disclose such inputs in the valuation.
(n)	Security partially/fully unfunded. See Note (2(o)).
(o)	Interest rate is based on the weighted average interest rates of the underlying mortgages within the mortgage pool.
(p)	Cashless strike price.
(q)	Security was purchased with the cash collateral from loaned securities.
(r)	See Note (2(o)).
(s)	Other Assets and Liabilities - Net include net unrealized appreciation/depreciation on forward foreign currency exchange contracts, futures contracts and swaps as follows:

Centrally Cleared Credit Default Swaps on Indexes - Buy Protection at November 30, 2021(1):

Referenced Indexes/Issuers	Central Clearing Party	Fund Pays (Quarterly)	Termination Date	Notional Amount	Payments Upfront(2)	Value/ Unrealized Appreciation(3)
Markit.CDX.NA.EM.36(4)(6)	Bank of America	1.00%	12/20/2026	$302,340,000	$10,700,151	$5,456,089
Republic of Brazil(4)(5)	Bank of America	1.00%	12/20/2026	31,896,357	2,019,287	328,374
					$12,719,438	$5,784,463

Centrally Cleared Credit Default Swaps on Indexes - Sell Protection at November 30, 2021(1):

Referenced Indexes	Central Clearing Party	Fund Pays (Quarterly)	Termination Date	Notional Amount	Payments Upfront(2)	Value/ Unrealized Depreciation(3)
Markit.CDX.NA.HY.37(4)(7)	Bank of America	5.00%	12/20/2026	$62,496,000	$4,818,029	$(64,820)

204	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2021

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities.
(2)	Upfront payments received/paid by Central Clearing Party are presented net of amortization.
(3)	Total unrealized appreciation on Credit Default Swaps on Indexes amounted to $5,784,463. Total unrealized depreciation on Credit Default Swaps on Indexes amounted to $64,820.
(4)	Central Clearinghouse: Intercontinental Exchange (ICE).
(5)	Moody’s Credit Rating: Ba2
(6)	The Referenced Index is for the Centrally Cleared Credit Default Swaps on Indexes, which is comprised of a basket of emerging markets sovereign issuers.
(7)	The Referenced Index is for the Centrally Cleared Credit Default Swaps on Indexes, which is comprised of a basket of high yield securities.

Credit Default Swaps on Indexes - Sell Protection at November 30, 2021(1):

Referenced Index*	Swap Counterparty	Fund Receives (Quarterly)	Termination Date	Notional Amount	Payments Upfront(2)	Unrealized Appreciation/ (Depreciation)(3)	Credit Default Swap Agreements Payable at Fair Value(4)
Markit CMBX.NA.BBB-.10	Goldman	3.000%	11/17/2059	$5,460,000	$(827,534)	$278,913	$(548,621)
Markit CMBX.NA.A.6	JPMorgan	2.000%	5/11/2063	10,000,000	(980,343)	(7,552)	(987,895)
Markit CMBX.NA.A.6	JPMorgan	2.000%	5/11/2063	10,000,000	(980,279)	(7,616)	(987,895)
Markit CMBX.NA.BBB-.10	Merrill Lynch	3.000%	11/17/2059	10,000,000	(1,674,339)	669,539	(1,004,800)
Markit CMBX.NA.BBB-.10	Morgan Stanley	3.000%	11/17/2059	3,426,000	(558,143)	213,899	(344,244)
Markit CMBX.NA.BBB-.10	Morgan Stanley	3.000%	11/17/2059	7,278,000	(1,200,837)	469,544	(731,293)
Markit CMBX.NA.BBB-.10	Morgan Stanley	3.000%	11/17/2059	12,055,000	(2,014,338)	803,052	(1,211,286)
Markit CMBX.NA.BBB-.10	Morgan Stanley	3.000%	11/17/2059	7,413,000	(1,338,632)	593,774	(744,858)
Markit CMBX.NA.BBB-.10	Morgan Stanley	3.000%	11/17/2059	7,214,000	(962,159)	237,296	(724,863)
Markit CMBX.NA.BBB-.10	Morgan Stanley	3.000%	11/17/2059	14,423,000	(1,858,921)	409,699	(1,449,222)
Markit CMBX.NA.BBB-.10	Morgan Stanley	3.000%	11/17/2059	3,607,000	(456,103)	93,672	(362,431)
Markit CMBX.NA.BBB-.10	Morgan Stanley	3.000%	11/17/2059	7,212,000	(929,525)	204,864	(724,661)
Markit CMBX.NA.BBB-.10	Morgan Stanley	3.000%	11/17/2059	2,470,000	(356,928)	108,742	(248,186)

See Notes to Financial Statements.	205

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2021

Referenced Index*	Swap Counterparty	Fund Receives (Quarterly)	Termination Date	Notional Amount	Payments Upfront(2)	Unrealized Appreciation/ (Depreciation)(3)	Credit Default Swap Agreements Payable at Fair Value(4)
Markit CMBX.NA.BBB-.9	Citibank	3.000%	9/17/2058	$9,545,000	$(2,131,630)	$1,224,181	$(907,449)
Markit CMBX.NA.BBB-.9	Citibank	3.000%	9/17/2058	4,430,000	(966,879)	545,716	(421,163)
Markit CMBX.NA.BBB-.9	Citibank	3.000%	9/17/2058	4,350,000	(566,783)	153,226	(413,557)
Markit CMBX.NA.BBB-.9	Citibank	3.000%	9/17/2058	4,050,000	(465,880)	80,844	(385,036)
Markit CMBX.NA.BBB-.9	Citibank	3.000%	9/17/2058	28,290,000	(2,218,445)	(471,102)	(2,689,547)
Markit CMBX.NA.BBB-.9	Goldman	3.000%	9/17/2058	5,125,000	(1,135,901)	648,664	(487,237)
Markit CMBX.NA.BBB-.9	Goldman	3.000%	9/17/2058	1,000,000	(145,439)	50,368	(95,071)
Markit CMBX.NA.BBB-.9	Goldman	3.000%	9/17/2058	2,630,000	(297,481)	47,445	(250,036)
Markit CMBX.NA.BBB-.9	JPMorgan	3.000%	9/17/2058	15,000,000	(2,462,789)	1,036,730	(1,426,059)
Markit CMBX.NA.BBB-.9	Morgan Stanley	3.000%	9/17/2058	4,595,000	(563,921)	127,072	(436,849)
Markit CMBX.NA.BBB-.9	Morgan Stanley	3.000%	9/17/2058	7,240,000	(888,529)	200,218	(688,311)
Markit CMBX.NA.BBB-.9	Morgan Stanley	3.000%	9/17/2058	10,095,000	(1,102,918)	143,180	(959,738)
Markit CMBX.NA.BBB-.9	Morgan Stanley	3.000%	9/17/2058	12,815,000	(1,792,410)	574,080	(1,218,330)
Markit CMBX.NA.BBB-.9	Morgan Stanley	3.000%	9/17/2058	10,749,000	(1,111,811)	89,897	(1,021,914)
Markit CMBX.NA.BBB-.9	Morgan Stanley	3.000%	9/17/2058	20,210,000	(1,596,986)	(324,391)	(1,921,377)
Markit CMBX.NA.A.6	Citibank	2.000%	5/11/2063	9,361,000	(917,639)	(7,130)	(924,769)
					$(32,503,522)	$8,186,824	$(24,316,698)

*	The Referenced Index is for the Credit Default Swaps on Indexes, which is comprised of a basket of commercial mortgage-backed securities.
(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities.
(2)	Upfront payments received/paid are presented net of amortization.
(3)	Total unrealized appreciation on Credit Default Swaps on Indexes amounted to $9,004,615. Total unrealized depreciation on Credit Default Swaps on Indexes amounted to $817,791.
(4)	Includes upfront payments received.

206	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2021

Open Forward Foreign Currency Exchange Contracts at November 30, 2021:

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation
Euro	Buy	BNP Paribas S.A.	12/10/2021	1,063,000	$1,191,239	$1,205,766	$14,527
Euro	Buy	Standard Chartered Bank	12/10/2021	6,549,000	7,414,571	7,428,561	13,990
British pound	Sell	Bank of America	12/7/2021	2,785,000	3,729,274	3,703,931	25,343
British pound	Sell	Bank of America	12/7/2021	4,664,000	6,270,426	6,202,920	67,506
British pound	Sell	Barclays Bank plc	12/7/2021	52,485,000	72,764,732	69,802,798	2,961,934
British pound	Sell	Goldman Sachs	12/7/2021	3,140,000	4,238,710	4,176,065	62,645
British pound	Sell	Morgan Stanley	12/7/2021	1,306,000	1,741,941	1,736,924	5,017
British pound	Sell	Morgan Stanley	12/7/2021	1,099,000	1,462,075	1,461,623	452
Euro	Sell	Goldman Sachs	12/10/2021	3,312,000	3,837,053	3,756,817	80,236
Euro	Sell	State Street Bank and Trust	12/10/2021	232,000,000	274,768,504	263,158,657	11,609,847
Unrealized Appreciation on Forward Foreign Currrency Exchange Contracts							$14,841,497

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Depreciation
British pound	Buy	Bank of America	12/7/2021	5,494,000	$7,594,664	$7,306,784	$(287,880)
British pound	Buy	Bank of America	12/7/2021	6,221,000	8,556,824	8,273,663	(283,161)
British pound	Buy	Morgan Stanley	12/7/2021	1,493,000	2,063,776	1,985,626	(78,150)
Euro	Buy	Bank of America	12/10/2021	7,715,000	8,965,386	8,751,160	(214,226)
Euro	Buy	Bank of America	12/10/2021	2,596,000	3,015,467	2,944,655	(70,812)
Euro	Buy	Bank of America	12/10/2021	9,632,000	11,223,062	10,925,622	(297,440)
Euro	Buy	Bank of America	12/10/2021	6,345,000	7,402,553	7,197,163	(205,390)
Euro	Buy	Bank of America	12/10/2021	2,110,000	2,461,495	2,393,383	(68,112)
Euro	Buy	Bank of America	12/10/2021	3,252,000	3,753,743	3,688,759	(64,984)
Euro	Buy	Goldman Sachs	12/10/2021	8,426,000	9,802,195	9,557,650	(244,545)
Euro	Buy	Goldman Sachs	12/10/2021	5,872,000	6,795,859	6,660,636	(135,223)
Euro	Buy	Goldman Sachs	12/10/2021	11,021,000	12,723,759	12,501,171	(222,588)
Euro	Buy	Goldman Sachs	12/10/2021	3,948,000	4,489,862	4,478,234	(11,628)
Euro	Buy	Morgan Stanley	12/10/2021	623,000	731,602	706,672	(24,930)
Euro	Buy	Morgan Stanley	12/10/2021	9,962,000	11,523,351	11,299,942	(223,409)
Euro	Buy	Morgan Stanley	12/10/2021	1,753,000	2,049,258	1,988,436	(60,822)
Euro	Buy	State Street Bank and Trust	12/10/2021	3,890,000	4,508,785	4,412,445	(96,340)
Euro	Sell	Standard Chartered Bank	12/10/2021	523,000	591,614	593,241	(1,627)
Unrealized Depreciation on Forward Foreign Currrency Exchange Contracts							$(2,591,267)

See Notes to Financial Statements.	207

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2021

Open Futures Contracts at November 30, 2021:

Type	Expiration	Contracts	Position	Notional Amount		Notional Value		Unrealized Appreciation
U.S. 10-Year Treasury Note	March 2022	2,757	Long		$355,679,831		$360,650,062	$4,970,231
U.S. Treasury Long Bond	March 2022	516	Long		83,509,464		83,656,500	147,036
U.S. Ultra Treasury Bond	March 2022	947	Long		184,041,506		189,932,688	5,891,182
Total Unrealized Appreciation on Open Futures Contracts								$11,008,449

Type	Expiration	Contracts	Position	Notional Amount		Notional Value		Unrealized Depreciation
Euro- Bund	March 2022	294	Short	EUR	(50,995,879)	EUR	(51,182,460)	$(211,602)
U.S. 10-Year Ultra Treasury Note	March 2022	1,360	Short		$(196,326,139)		$(199,771,250)	(3,445,111)
U.S. 2-Year Treasury Note	March 2022	4,473	Long		979,955,092		978,398,971	(1,556,121)
U.S. 5-Year Treasury Note	March 2022	9,168	Short		(1,104,443,372)		(1,112,980,880)	(8,537,508)
Total Unrealized Depreciation on Open Futures Contracts								$(13,750,342)

The following is a summary of the inputs used as of November 30, 2021 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Asset-Backed Securities	$–	$78,962,902	$17,014,397	$95,977,299
Common Stocks
Auto Components	7,287,600	1,635,859	–	8,923,459
Electric-Generation	–	191,673	–	191,673
Machinery	7,214,758	277,702	–	7,492,460
Miscellaneous Financials	–	2,362,512	–	2,362,512
Personal Products	–	8,885,303	–	8,885,303
Specialty Retail	14,609,083	1,170,618	2,450,227	18,229,928
Transportation Infrastructure	–	616,799	–	616,799
Remaining Industries	172,170,536	–	–	172,170,536
Convertible Bonds	–	139,704,758	–	139,704,758
Corporate Bonds
Mining	–	250,304,613	5	250,304,618
Retail	–	442,581,626	1,038	442,582,664
Savings & Loans	–	–	1,000	1,000
Remaining Industries	–	5,413,790,534	–	5,413,790,534
Floating Rate Loans
Automakers	–	–	18,549,465	18,549,465
Electric: Generation	–	679,198	1,313,628	1,992,826
Investments & Miscellaneous Financial Services	–	7,948,148	6,469,288	14,417,436
Media: Content	–	16,120,957	21,523,310	37,644,267
Personal & Household Products	–	11,447,713	1,300,853	12,748,566
Real Estate Investment Trusts	–	13,892,766	5,273,314	19,166,080
Support: Services	–	27,747,469	2,183,377	29,930,846
Theaters & Entertainment	–	24,945,656	5,818,677	30,764,333
Remaining Industries	–	382,521,065	–	382,521,065
Less Unfunded Commitments	–	(4,154,518)	(21,547,648)	(25,702,166)
Foreign Government Obligations	–	17,058,521	–	17,058,521
Non-Agency Commercial Mortgage-Backed Securities	–	100,507,225	–	100,507,225
Preferred Stocks	–	5,303,083	–	5,303,083
Warrants	–	215,796	–	215,796
Short-Term Investments
Repurchase Agreements	–	11,327,717	–	11,327,717
Money Market Funds	6,675,019	–	–	6,675,019
Time Deposits	–	741,669	–	741,669
Total	$207,956,996	$6,956,787,364	$60,350,931	$7,225,095,291

208	See Notes to Financial Statements.

Schedule of Investments (concluded)

HIGH YIELD FUND November 30, 2021

Investment Type(2)	Level 1	Level 2	Level 3	Total
Other Financial Instruments
Centrally Cleared Credit Default Swap Contracts
Assets	$–	$5,784,463	$–	$5,784,463
Liabilities	–	(64,820)	–	(64,820)
Credit Default Swap Contracts
Assets	–	–	–	–
Liabilities	–	(24,316,698)	–	(24,316,698)
Forward Foreign Currency Exchange Contracts
Assets	–	14,841,497	–	14,841,497
Liabilities	–	(2,591,267)	–	(2,591,267)
Futures Contracts
Assets	11,008,449	–	–	11,008,449
Liabilities	(13,750,342)	–	–	(13,750,342)
Total	$(2,741,893)	$(6,346,825)	$–	$(9,088,718)

(1)	Refer to Note 2(t) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuer and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three- tier fair value hierarchy. When applicable each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets. Management has determined not to provide a reconciliation as the balance of Level 3 investments was not considered to be material to the Fund’s net assets at the beginning or end of the year.

See Notes to Financial Statements.	209

Schedule of Investments

INCOME FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
LONG-TERM INVESTMENTS 97.25%

ASSET-BACKED SECURITIES 10.18%

Automobiles 2.02%
Avis Budget Rental Car Funding AESOP LLC 2021-1A D†	3.71%		8/20/2027	$12,750	$12,663,336
Carvana Auto Receivables Trust 2019-4A E†	4.70%		10/15/2026	7,250	7,512,802
Exeter Automobile Receivables Trust 2020-3A E†	3.44%		8/17/2026	7,500	7,741,493
Exeter Automobile Receivables Trust 2020-3A F†	5.56%		6/15/2027	6,900	7,243,752
Flagship Credit Auto Trust 2019-1 D†	4.08%		2/18/2025	4,000	4,147,057
Foursight Capital Automobile Receivables Trust 2018-1 D†	4.19%		11/15/2023	3,500	3,505,394
Hertz Vehicle Financing LLC 2021-1A D†	3.98%		12/26/2025	5,000	4,957,731
Santander Consumer Auto Receivables Trust 2020-BA F†	7.03%		8/15/2028	8,452	9,215,143
Santander Consumer Auto Receivables Trust 2021-AA F†	5.79%		8/15/2028	3,100	3,267,515
Westlake Automobile Receivables Trust 2021-1A F†	3.91%		9/15/2027	4,150	4,137,507
Total					64,391,730

Credit Card 0.28%
Continental Finance Credit Card ABS Master Trust 2020-1A B†	3.66%		12/15/2028	4,000	3,999,267
Perimeter Master Note Business Trust 2019-2A A†	4.23%		5/15/2024	2,831	2,913,985	(a)
Synchrony Credit Card Master Note Trust 2017-2 B	2.82%		10/15/2025	1,844	1,879,727
Total					8,792,979

Other 7.88%
AMMC CLO Ltd. 2020-23A DR†	3.173% (3 Mo. LIBOR + 3.05%	)#	10/17/2031	4,500	4,493,725
AMMC CLO Ltd. 2021-24A B†(b)	Zero Coupon	#(c)	1/20/2035	6,400	6,400,000
Arbor Realty Collateralized Loan Obligation Ltd. 2021-FL2 AS†	1.49% (1 Mo. LIBOR + 1.40%	)#	5/15/2036	8,470	8,437,136
Avant Loans Funding Trust 2021-REV1 D†	4.30%		7/15/2030	7,135	7,130,946
Bain Capital Credit CLO Ltd. 2017-1A A1R†	1.102% (3 Mo. LIBOR + .97%	)#	7/20/2030	9,000	9,002,573
Barings CLO Ltd. 2019-3A BR†	1.732% (3 Mo. LIBOR + 1.60%	)#	4/20/2031	4,480	4,483,648
Benefit Street Partners CLO XII Ltd. 2017-12A C†	3.174% (3 Mo. LIBOR + 3.05%	)#	10/15/2030	1,950	1,930,500

210	See Notes to Financial Statements.

Schedule of Investments (continued)

INCOME FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)		Fair Value
Other (continued)
BlueMountain CLO Ltd. 2021-28A B†	1.624% (3 Mo. LIBOR + 1.50%	)#	4/15/2034		$12,000	$12,011,945
Carlyle Global Market Strategies CLO Ltd. 2015-5A BRR†	2.432% (3 Mo. LIBOR + 2.30%	)#	1/20/2032		3,600	3,605,423
CARLYLE US CLO Ltd. 2019-1A CR†	3.482% (3 Mo. LIBOR + 3.35%	)#	4/20/2031		3,870	3,854,206
CBAM Ltd. 2017-1A D†	3.882% (3 Mo. LIBOR + 3.75%	)#	7/20/2030		8,530	8,544,517
CIFC Funding I Ltd. 2021-1A B†	1.674% (3 Mo. LIBOR + 1.55%	)#	4/25/2033		13,000	13,010,728
CIFC Funding Ltd. 2021-4A A†	1.174% (3 Mo. LIBOR + 1.05%	)#	7/15/2033		7,000	6,994,799
Elevation CLO Ltd. 2014-2A DR†	3.324% (3 Mo. LIBOR + 3.20%	)#	10/15/2029		1,000	991,084
Elmwood CLO VIII Ltd. 2021 1A B1†	1.682% (3 Mo. LIBOR + 1.55%	)#	1/20/2034		10,000	10,001,896
Fairstone Financial Issuance Trust I 2020-1A C†(d)	5.162%		10/20/2039	CAD	15,535	12,453,159	(a)
Galaxy XXI CLO Ltd. 2015-21A AR†	1.152% (3 Mo. LIBOR + 1.02%	)#	4/20/2031		$1,012	1,012,587
Hardee’s Funding LLC 2018-1A A2II†	4.959%		6/20/2048		1,801	1,904,289
Invesco CLO Ltd. 2021-3A B†	Zero Coupon	#(c)	10/22/2034		2,880	2,880,000	(a)
JFIN CLO Ltd. 2013-1A A1NR†	1.522% (3 Mo. LIBOR + 1.39%	)#	1/20/2030		2,000	2,002,027
Kayne CLO Ltd. 2018 2A BR†	1.624% (3 Mo. LIBOR + 1.50%	)#	10/15/2031		6,500	6,515,570
Kayne CLO Ltd. 2020-7A A1†	1.322% (3 Mo. LIBOR + 1.20%	)#	4/17/2033		7,851	7,862,797
Lending Funding Trust 2020-2A D†	6.77%		4/21/2031		3,415	3,747,365
Lendmark Funding Trust 2019-1A D†	5.34%		12/20/2027		7,413	7,551,263
Lendmark Funding Trust 2021-2A D†	4.46%		4/20/2032		5,675	5,737,670
Madison Park Funding Ltd. 2015-17A BR2†	1.63% (3 Mo. LIBOR + 1.50%	)#	7/21/2030		10,000	10,008,151
Marble Point CLO XVII Ltd. 2020-1A A†	1.432% (3 Mo. LIBOR + 1.30%	)#	4/20/2033		4,860	4,859,946
Marble Point CLO XVII Ltd. 2020-1A D†	3.882% (3 Mo. LIBOR + 3.75%	)#	4/20/2033		5,000	5,020,963
Mariner Finance Issuance Trust 2021-AA E†	5.40%		3/20/2036		5,340	5,664,652
Mariner Finance Issuance Trust 2021-BA E†	4.68%		11/20/2036		3,075	3,088,552
Mountain View CLO LLC 2017-1A AR†	1.212% (3 Mo. LIBOR + 1.09%	)#	10/16/2029		4,505	4,506,142

See Notes to Financial Statements.	211

Schedule of Investments (continued)

INCOME FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)		Fair Value
Other (continued)
Niagara Park Clo Ltd. 2019-1A BR†	1.722% (3 Mo. LIBOR + 1.60%	)#	7/17/2032		$9,150	$9,151,239
Oaktree CLO Ltd. 2019-4A CR†	4.169% (3 Mo. LIBOR + 2.25%	)#	10/20/2032		5,070	5,023,103
OCP CLO Ltd. 2019-17A BR†	1.732% (3 Mo. LIBOR + 1.60%	)#	7/20/2032		7,720	7,710,515
Octagon Loan Funding Ltd. 2014-1A ARR†	1.34% (3 Mo. LIBOR + 1.18%	)#	11/18/2031		5,000	5,006,736
Planet Fitness Master Issuer LLC 2019-1A A2†	3.858%		12/5/2049		2,141	2,225,114
Romark CLO Ltd. 2017-1A A2R†	1.774% (3 Mo. LIBOR + 1.65%	)#	10/23/2030		8,890	8,873,561
Signal Peak CLO 2 LLC 2015-1A DR2†	2.982% (3 Mo. LIBOR + 2.85%	)#	4/20/2029		2,000	1,996,316
Voya CLO Ltd. 2018-4A A1AR†	1.164% (3 Mo. LIBOR + 1.04%	)#	1/15/2032		3,950	3,950,435
Voya CLO Ltd. 2019-3A DR†	3.263% (3 Mo. LIBOR + 3.15%	)#	10/17/2032		8,660	8,660,000
Wind River CLO Ltd. 2015-2A DR†	2.724% (3 Mo. LIBOR + 2.60%	)#	10/15/2027		3,750	3,757,048
Wind River CLO Ltd. 2021-4A B†(b)	Zero Coupon	#(c)	1/20/2035		4,570	4,570,227
Zaxby’s Funding LLC 2021-1A A2†	3.238%		7/30/2051		3,615	3,713,596
Total						250,346,149
Total Asset-Backed Securities (cost $322,936,997)						323,530,858

				Shares (000)

COMMON STOCKS 0.08%

Miscellaneous Financials 0.01%
UTEX Industries, Inc.					7	352,704

Oil, Gas & Consumable Fuels 0.07%
Dommo Energia SA*(d)				BRL	64	6,947
Oasis Petroleum, Inc.					18	2,098,250
Total						2,105,197
Total Common Stocks (cost $1,764,346)						2,457,901

212	See Notes to Financial Statements.

Schedule of Investments (continued)

INCOME FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
CORPORATE BONDS 58.78%

Aerospace/Defense 0.87%
Boeing Co. (The)	5.15%		5/1/2030	$9,572	$11,117,887
Boeing Co. (The)	5.705%		5/1/2040	4,000	5,114,360
Boeing Co. (The)	5.805%		5/1/2050	6,144	8,299,290
Bombardier, Inc. (Canada)†(e)	6.00%		2/15/2028	3,100	3,082,206
Total					27,613,743

Agriculture 0.34%
Viterra Finance BV (Netherlands)†(e)	3.20%		4/21/2031	10,555	10,768,309

Airlines 0.65%
Air Canada 2015-2 Class B Pass-Through Trust (Canada)†(e)	5.00%		6/15/2025	1,554	1,582,773
American Airlines 2014-1 Class B Pass-Through Trust	4.375%		4/1/2024	4,515	4,526,624
American Airlines 2021-1 Class A Pass Through Trust	2.875%		7/11/2034	8,538	8,316,501
American Airlines Group, Inc.†	3.75%		3/1/2025	3,424	3,055,201
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd.†	5.75%		1/20/2026	3,003	3,075,052
Total					20,556,151

Apparel 0.21%
PVH Corp.	7.75%		11/15/2023	5,967	6,728,809

Auto Manufacturers 1.00%
Ford Motor Co.	3.25%		2/12/2032	7,100	7,111,644
General Motors Co.	6.75%		4/1/2046	17,093	24,768,727
Total					31,880,371

Banks 8.82%
Bank Hapoalim BM (Israel)†(e)	3.255% (5 Yr. Treasury CMT + 2.16%	)#	1/21/2032	4,800	4,798,656
Bank of America Corp.	2.482% (5 Yr. Treasury CMT + 1.20%	)#	9/21/2036	10,000	9,663,599
Bank of America Corp.	2.687% (SOFR + 1.32%	)#	4/22/2032	18,612	18,858,019
Bank of Ireland Group plc (Ireland)(e)	4.125% (5 Yr. Treasury CMT + 2.50%	)#	9/19/2027	12,794	12,962,135
BankUnited, Inc.	5.125%		6/11/2030	9,962	11,459,933
BBVA Bancomer SA†	5.125% (5 Yr. Treasury CMT + 2.65%	)#	1/18/2033	4,300	4,388,795

See Notes to Financial Statements.	213

Schedule of Investments (continued)

INCOME FUND November 30, 2021

Investments	Interest Rate		Maturity Date		Principal Amount (000)	Fair Value
Banks (continued)
BNP Paribas SA (France)†(e)	4.375% (5 Yr. Swap rate + 1.48%	)#	3/1/2033		$7,230	$7,882,067
BNP Paribas SA (France)†(e)	4.50% (5 Yr. Treasury CMT + 2.94%	)#	–	(f)	4,153	4,036,280
BPCE SA (France)†(e)	3.116% (SOFR + 1.73%	)#	10/19/2032		10,000	10,039,863
Citigroup, Inc.	2.561% (SOFR + 1.17%	)#	5/1/2032		18,611	18,703,956
Danske Bank A/S (Denmark)†(e)	4.375%		6/12/2028		875	979,789
Danske Bank A/S (Denmark)†(e)	5.375%		1/12/2024		12,000	12,972,095
Discover Bank	4.682% (5 Yr. Swap rate + 1.73%	)#	8/9/2028		7,750	8,134,945
Goldman Sachs Group, Inc. (The)	2.383% (SOFR + 1.25%	)#	7/21/2032		5,104	5,011,682
Goldman Sachs Group, Inc. (The)	6.75%		10/1/2037		8,237	11,643,802
Intesa Sanpaolo S.p.A. (Italy)†(e)	4.198% (1 Yr Treasury CMT+ 2.60%	)#	6/1/2032		2,014	2,021,627
Macquarie Bank Ltd. (Australia)†(e)	3.052% (5 Yr.Treasury CMT + 1.70%	)#	3/3/2036		9,790	9,672,325
Macquarie Bank Ltd. (Australia)†(e)	4.875%		6/10/2025		1,850	2,033,332
Macquarie Group Ltd. (Australia)†(e)	2.691% (SOFR + 1.44%	)#	6/23/2032		3,724	3,709,761
Morgan Stanley	2.239% (SOFR + 1.18%	)#	7/21/2032		6,125	6,006,942
Morgan Stanley	2.484% (SOFR + 1.36%	)#	9/16/2036		9,129	8,840,679
Morgan Stanley	4.431% (3 Mo. LIBOR + 1.63%	)#	1/23/2030		1,395	1,592,462
Morgan Stanley	5.00%		11/24/2025		4,496	5,029,512
Morgan Stanley	5.875% (3 Mo. LIBOR + 4.44%	)#	–	(f)	4,747	5,352,898
National Australia Bank Ltd. (Australia)†(e)	2.99%		5/21/2031		3,443	3,466,380
National Australia Bank Ltd. (Australia)†(e)	3.933% (5 Yr. Treasury CMT + 1.88%	)#	8/2/2034		11,000	11,800,264
NatWest Group plc (United Kingdom)(e)	3.032% (5 Yr. Treasury CMT + 2.35%	)#	11/28/2035		7,000	6,936,989
Santander Holdings USA, Inc.	4.40%		7/13/2027		9,963	10,996,229
Texas Capital Bancshares, Inc.	4.00% (5 Yr. Treasury CMT + 3.15%	)#	5/6/2031		8,000	8,393,199
UBS AG (Switzerland)(e)	5.125%		5/15/2024		13,800	14,852,250
UBS AG	7.625%		8/17/2022		8,750	9,140,923

214	See Notes to Financial Statements.

Schedule of Investments (continued)

INCOME FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Banks (continued)
Western Alliance Bancorp	3.00% (SOFR + 2.25%	)#	6/15/2031	$7,578	$7,754,965
Westpac Banking Corp. (Australia)(e)	2.668% (5 Yr. Treasury CMT + 1.75%	)#	11/15/2035	8,000	7,850,685
Westpac Banking Corp. (Australia)(e)	4.11% (5 Yr. Treasury CMT + 2.00%	)#	7/24/2034	9,061	9,834,909
Westpac Banking Corp. (Australia)(e)	4.322% (5 Yr. Treasury CMT + 2.24%	)#	11/23/2031	3,197	3,470,500
Total					280,292,447

Beverages 0.23%
Central American Bottling Corp. (Guatemala)†(e)	5.75%		1/31/2027	7,000	7,171,395

Chemicals 0.47%
Braskem Netherlands Finance BV (Netherland)†(e)	4.50%		1/31/2030	12,000	12,020,460
Unifrax Escrow Issuer Corp.†	7.50%		9/30/2029	3,150	3,060,004
Total					15,080,464

Coal 0.14%
Peabody Energy Corp.†	6.375%		3/31/2025	5,000	4,561,675

Commercial Services 0.67%
CoStar Group, Inc.†	2.80%		7/15/2030	5,328	5,409,761
United Rentals North America, Inc.	3.875%		11/15/2027	15,375	15,970,397
Total					21,380,158

Computers 1.22%
Ahead DB Holdings LLC†	6.625%		5/1/2028	2,228	2,230,273
CA Magnum Holdings (Mauritius)†(e)	5.375%		10/31/2026	2,736	2,800,980
Dell International LLC/EMC Corp.	8.35%		7/15/2046	12,237	20,454,007
Leidos Holdings, Inc.	5.95%		12/1/2040	1,325	1,685,471
Leidos, Inc.	4.375%		5/15/2030	2,052	2,307,597
Leidos, Inc.	7.125%		7/1/2032	6,806	9,146,549
Total					38,624,877

Diversified Financial Services 4.13%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)(e)	3.30%		1/30/2032	2,431	2,451,412
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)(e)	3.50%		1/15/2025	7,107	7,430,487
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)(e)	3.875%		1/23/2028	5,000	5,323,708

See Notes to Financial Statements.	215

Schedule of Investments (continued)

INCOME FUND November 30, 2021

Investments	Interest Rate		Maturity Date		Principal Amount (000)	Fair Value
Diversified Financial Services (continued)
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)(e)	4.875%		1/16/2024		$2,674	$2,858,549
Aircastle Ltd.†	2.85%		1/26/2028		17,689	17,794,445
Ally Financial, Inc.	4.70% (5 Yr. Treasury CMT + 3.87%	)#	–	(f)	3,182	3,291,381
Ally Financial, Inc.	8.00%		11/1/2031		7,990	11,310,337
Aviation Capital Group LLC†	3.50%		11/1/2027		3,918	4,075,800
Avolon Holdings Funding Ltd. (Ireland)†(e)	5.125%		10/1/2023		3,587	3,798,484
Brightsphere Investment Group, Inc.	4.80%		7/27/2026		2,033	2,108,254
Charles Schwab Corp. (The)	5.375% (5 Yr. Treasury CMT + 4.97%	)#	–	(f)	11,517	12,485,580
Coinbase Global, Inc.†	3.375%		10/1/2028		12,000	11,299,380
Global Aircraft Leasing Co. Ltd. PIK 7.25%†	6.50%		9/15/2024		4,239	4,059,940
Midcap Financial Issuer Trust†	6.50%		5/1/2028		4,000	4,088,340
Nationstar Mortgage Holdings, Inc.†	5.50%		8/15/2028		2,900	2,893,707
Navient Corp.	6.75%		6/25/2025		7,825	8,449,474
Neuberger Berman Group LLC/Neuberger Berman Finance Corp.†	4.50%		3/15/2027		6,115	6,817,029
Neuberger Berman Group LLC/Neuberger Berman Finance Corp.†	4.875%		4/15/2045		5,679	6,844,851
OneMain Finance Corp.	4.00%		9/15/2030		2,955	2,856,022
Park Aerospace Holdings Ltd. (Ireland)†(e)	5.50%		2/15/2024		8,146	8,775,410
VistaJet Malta Finance plc/XO Management Holding, Inc. (Malta)†(e)	10.50%		6/1/2024		2,181	2,338,348
Total						131,350,938

Electric 6.40%
AES Corp. (The)	2.45%		1/15/2031		5,975	5,857,265
Alfa Desarrollo S.p.A. (Chile)†(e)	4.55%		9/27/2051		4,000	3,816,700
Ausgrid Finance Pty Ltd. (Australia)†(e)	4.35%		8/1/2028		10,702	12,091,693
Cleco Power LLC	6.00%		12/1/2040		4,904	6,835,618
Duquesne Light Holdings, Inc.†	2.775%		1/7/2032		9,962	9,971,447
Duquesne Light Holdings, Inc.	6.25%		8/15/2035		2,650	3,339,808
El Paso Electric Co.	6.00%		5/15/2035		9,281	12,379,141
Emera US Finance LP	4.75%		6/15/2046		6,840	8,134,721
Exelon Generation Co. LLC	6.25%		10/1/2039		15,191	19,496,959
FirstEnergy Corp.	4.40%		7/15/2027		5,500	5,885,334
FirstEnergy Transmission LLC†	4.55%		4/1/2049		6,480	7,591,691
IPALCO Enterprises, Inc.	4.25%		5/1/2030		10,206	11,346,986
Metropolitan Edison Co.†	4.00%		4/15/2025		2,007	2,130,426

216	See Notes to Financial Statements.

Schedule of Investments (continued)

INCOME FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Electric (continued)
NRG Energy, Inc.†	4.45%		6/15/2029	$14,584	$15,923,652
Oglethorpe Power Corp.	5.95%		11/1/2039	9,881	13,303,811
Pacific Gas and Electric Co.	4.55%		7/1/2030	29,451	32,186,635
Pike Corp.†	5.50%		9/1/2028	2,799	2,828,139
Puget Energy, Inc.	4.10%		6/15/2030	15,309	16,651,983
Vistra Operations Co. LLC†	3.55%		7/15/2024	13,009	13,492,776
Total					203,264,785

Energy-Alternate Sources 0.13%
Topaz Solar Farms LLC†	5.75%		9/30/2039	3,395	4,100,037

Engineering & Construction 0.72%
Cellnex Finance Co. S.A. (Spain)†(e)	3.875%		7/7/2041	8,563	8,347,041
Fluor Corp.	4.25%		9/15/2028	14,240	14,547,655
Total					22,894,696

Forest Products & Paper 0.39%
Suzano Austria GmbH (Brazil)(e)	3.75%		1/15/2031	12,600	12,316,752

Gas 0.22%
Centrica plc (United Kingdom)†(e)	5.375%		10/16/2043	5,224	6,982,621

Hand/Machine Tools 0.21%
Stanley Black & Decker, Inc.	4.00% (5 Yr. Treasury CMT + 2.66%	)#	3/15/2060	6,548	6,653,979

Health Care-Services 0.96%
Centene Corp.	4.625%		12/15/2029	12,218	13,091,159
Fresenius Medical Care US Finance II, Inc.†	4.75%		10/15/2024	2,208	2,394,997
Universal Health Services, Inc.†	2.65%		10/15/2030	12,786	12,419,106
US Renal Care, Inc.†	10.625%		7/15/2027	2,404	2,463,343
Total					30,368,605

Home Builders 1.09%
NVR, Inc.	3.00%		5/15/2030	10,854	11,320,421
PulteGroup, Inc.	6.375%		5/15/2033	6,069	7,895,465
Shea Homes LP/Shea Homes Funding Corp.†	4.75%		2/15/2028	2,400	2,398,536
Toll Brothers Finance Corp.	3.80%		11/1/2029	4,224	4,471,505
Toll Brothers Finance Corp.	4.875%		3/15/2027	7,738	8,546,544
Total					34,632,471

See Notes to Financial Statements.	217

Schedule of Investments (continued)

INCOME FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Insurance 2.61%
Aon Corp.	8.205%		1/1/2027	$5,545	$7,063,768
Assurant, Inc.	2.65%		1/15/2032	3,049	3,011,372
Assurant, Inc.	3.70%		2/22/2030	9,896	10,710,878
CNO Financial Group, Inc.	5.25%		5/30/2025	10,855	12,109,421
CNO Financial Group, Inc.	5.25%		5/30/2029	9,239	10,686,183
First American Financial Corp.	2.40%		8/15/2031	8,976	8,746,515
Global Atlantic Fin Co.†	4.70% (5 Yr. Treasury CMT + 3.80%	)#	10/15/2051	5,469	5,602,807
Protective Life Corp.	8.45%		10/15/2039	5,103	8,246,269
Selective Insurance Group, Inc.	5.375%		3/1/2049	5,081	6,966,012
Teachers Insurance & Annuity Association of America†	4.90%		9/15/2044	7,365	9,710,217
Total					82,853,442

Internet 0.75%
Expedia Group, Inc.	2.95%		3/15/2031	4,981	5,035,149
Netflix, Inc.†	5.375%		11/15/2029	13,450	15,932,332
Uber Technologies, Inc.†	6.25%		1/15/2028	2,715	2,916,005
Total					23,883,486

Iron-Steel 0.16%
Steel Dynamics, Inc.	5.00%		12/15/2026	4,985	5,094,198

Leisure Time 0.18%
NCL Corp. Ltd.†	3.625%		12/15/2024	3,100	2,852,589
Royal Caribbean Cruises Ltd.	3.70%		3/15/2028	3,050	2,789,606
Total					5,642,195

Machinery-Diversified 0.93%
CNH Industrial Capital LLC	4.375%		4/5/2022	6,102	6,176,013
Flowserve Corp.	2.80%		1/15/2032	8,450	8,329,436
nVent Finance Sarl (Luxembourg)(e)	4.55%		4/15/2028	13,500	15,095,672
Total					29,601,121

Media 1.41%
Charter Communications Operating LLC/Charter Communications Operating Capital	6.484%		10/23/2045	11,029	15,099,269
Time Warner Cable LLC	7.30%		7/1/2038	15,865	22,793,613
Time Warner Entertainment Co. LP	8.375%		7/15/2033	4,675	6,899,714
Total					44,792,596

218	See Notes to Financial Statements.

Schedule of Investments (continued)

INCOME FUND November 30, 2021

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Mining 2.20%
Alcoa Nederland Holding BV (Netherlands)†(e)	4.125%	3/31/2029	$10,000	$10,214,300
Anglo American Capital plc (United Kingdom)†(e)	5.625%	4/1/2030	9,500	11,282,275
FMG Resources August 2006 Pty Ltd. (Australia)†(e)	4.375%	4/1/2031	12,291	12,477,578
Freeport-McMoRan, Inc.	4.25%	3/1/2030	3,071	3,188,850
Freeport-McMoRan, Inc.	5.25%	9/1/2029	12,250	13,249,661
Glencore Finance Canada Ltd. (Canada)†(e)	5.55%	10/25/2042	5,774	7,328,361
Glencore Funding LLC†	2.85%	4/27/2031	12,117	12,066,113
Total				69,807,138

Oil & Gas 8.45%
Aethon United BR LP/Aethon United Finance Corp.†	8.25%	2/15/2026	2,770	2,935,591
Berry Petroleum Co. LLC†	7.00%	2/15/2026	5,441	5,210,764
California Resources Corp.†	7.125%	2/1/2026	2,183	2,253,183
Callon Petroleum Co.†	8.00%	8/1/2028	9,000	8,826,885
Canacol Energy Ltd. (Canada)†(e)	5.75%	11/24/2028	4,909	4,784,434
Canadian Natural Resources Ltd. (Canada)(e)	7.20%	1/15/2032	6,558	8,826,325
Cenovus Energy, Inc. (Canada)(e)	3.75%	2/15/2052	1,697	1,669,099
Cenovus Energy, Inc. (Canada)(e)	5.375%	7/15/2025	7,184	7,986,762
Centennial Resource Production LLC†	6.875%	4/1/2027	5,000	4,960,125
Continental Resources, Inc.†	2.875%	4/1/2032	5,000	4,850,075
Continental Resources, Inc.	4.90%	6/1/2044	10,404	11,558,272
Diamondback Energy, Inc.	3.125%	3/24/2031	5,000	5,102,995
Diamondback Energy, Inc.	3.50%	12/1/2029	9,539	10,018,746
Diamondback Energy, Inc.	4.75%	5/31/2025	1,354	1,484,559
Encino Acquisition Partners Holdings LLC†	8.50%	5/1/2028	5,587	5,638,205
Endeavor Energy Resources LP/EER Finance, Inc.†	5.75%	1/30/2028	2,812	2,928,487
Eni S.p.A. (Italy)†(e)	5.70%	10/1/2040	11,398	14,817,825
Gulfport Energy Operating Corp.†	8.00%	5/17/2026	2,864	3,085,129
Helmerich & Payne, Inc.†	2.90%	9/29/2031	9,079	8,883,626
Hess Corp.	5.60%	2/15/2041	13,097	16,169,225
Hilcorp Energy I LP/Hilcorp Finance Co.†	6.25%	11/1/2028	8,899	9,052,508
Independence Energy Finance LLC†	7.25%	5/1/2026	7,000	7,274,855
Kosmos Energy Ltd.†	7.75%	5/1/2027	1,750	1,622,311
Laredo Petroleum, Inc.†	7.75%	7/31/2029	2,750	2,606,794
Laredo Petroleum, Inc.	10.125%	1/15/2028	6,000	6,134,040
Lundin Energy Finance BV (Netherlands)†(e)	3.10%	7/15/2031	10,000	10,117,640
Matador Resources Co.	5.875%	9/15/2026	3,000	3,046,647
MEG Energy Corp. (Canada)†(e)	5.875%	2/1/2029	8,000	7,950,600
MEG Energy Corp. (Canada)†(e)	7.125%	2/1/2027	1,943	1,989,826

See Notes to Financial Statements.	219

Schedule of Investments (continued)

INCOME FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Oil & Gas (continued)
Nabors Industries Ltd.†	7.25%		1/15/2026	$3,210	$2,767,903
Occidental Petroleum Corp.	6.20%		3/15/2040	8,500	10,093,878
Occidental Petroleum Corp.	6.625%		9/1/2030	7,433	8,928,780
OGX Austria GmbH (Brazil)†(e)(g)	8.50%		6/1/2018	1,800	36
Ovintiv, Inc.	6.50%		2/1/2038	2,362	3,013,853
Ovintiv, Inc.	6.625%		8/15/2037	4,000	5,095,392
Patterson-UTI Energy, Inc.	3.95%		2/1/2028	11,982	11,715,252
PDC Energy, Inc.	5.75%		5/15/2026	3,000	3,035,640
Precision Drilling Corp. (Canada)†(e)	6.875%		1/15/2029	3,250	3,168,831
SM Energy Co.	6.625%		1/15/2027	2,426	2,443,758
SM Energy Co.	6.75%		9/15/2026	2,324	2,335,039
Southwestern Energy Co.	5.375%		3/15/2030	12,000	12,517,620
Suncor Energy Ventures Corp. (Canada)†(e)	4.50%		4/1/2022	8,775	8,803,798
Suncor Energy, Inc. (Canada)(e)	7.875%		6/15/2026	8,027	9,872,996
Viper Energy Partners LP†	5.375%		11/1/2027	2,935	3,029,404
Total					268,607,713

Oil & Gas Services 0.56%
Halliburton Co.	7.45%		9/15/2039	4,869	7,194,229
NOV, Inc.	3.60%		12/1/2029	5,632	5,787,809
Weatherford International Ltd.†	8.625%		4/30/2030	5,000	4,909,250
Total					17,891,288

Pharmaceuticals 1.62%
Bayer Corp.†	6.65%		2/15/2028	12,162	14,845,109
Bayer US Finance II LLC†	4.375%		12/15/2028	7,450	8,374,086
Cigna Corp.	6.125%		11/15/2041	10,439	14,884,052
CVS Health Corp.	5.05%		3/25/2048	10,000	13,232,015
Total					51,335,262

Pipelines 2.12%
Buckeye Partners LP	6.375% (3 Mo. LIBOR + 4.02%	)#	1/22/2078	6,000	5,313,810
Cheniere Corpus Christi Holdings LLC	3.70%		11/15/2029	2,500	2,672,812
Cheniere Corpus Christi Holdings LLC	5.125%		6/30/2027	7,707	8,732,212
Eastern Gas Transmission & Storage, Inc.†	4.60%		12/15/2044	4,529	5,452,748
NGPL PipeCo LLC†	4.875%		8/15/2027	20,258	22,633,149
Oleoducto Central SA (Colombia)†(e)	4.00%		7/14/2027	12,000	11,978,580
Williams Cos., Inc. (The)	8.75%		3/15/2032	7,000	10,510,685
Total					67,293,996

220	See Notes to Financial Statements.

Schedule of Investments (continued)

INCOME FUND November 30, 2021

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value
Real Estate 0.06%
Kennedy-Wilson, Inc.	4.75%	3/1/2029		$2,044	$2,074,292

REITS 3.72%
American Campus Communities Operating Partnership LP	2.25%	1/15/2029		2,605	2,584,048
American Campus Communities Operating Partnership LP	3.875%	1/30/2031		12,342	13,726,640
American Homes 4 Rent LP	2.375%	7/15/2031		3,712	3,677,178
American Homes 4 Rent LP	4.25%	2/15/2028		5,564	6,210,647
American Homes 4 Rent LP	4.90%	2/15/2029		3,352	3,922,965
CyrusOne LP/CyrusOne Finance Corp.	2.15%	11/1/2030		7,000	6,878,480
CyrusOne LP/CyrusOne Finance Corp.	3.45%	11/15/2029		7,200	7,688,628
EPR Properties	3.75%	8/15/2029		5,913	6,062,302
EPR Properties	4.95%	4/15/2028		10,915	11,958,980
GLP Capital LP/GLP Financing II, Inc.	5.75%	6/1/2028		7,325	8,471,289
Goodman US Finance Three LLC†	3.70%	3/15/2028		12,900	13,978,396
HAT Holdings I LLC/HAT Holdings II LLC†	3.75%	9/15/2030		5,372	5,276,378
Invitation Homes Operating Partnership LP	2.00%	8/15/2031		8,674	8,236,559
Invitation Homes Operating Partnership LP	2.30%	11/15/2028		3,131	3,108,811
MPT Operating Partnership LP/MPT Finance Corp.	4.625%	8/1/2029		9,632	10,069,726
Physicians Realty LP	2.625%	11/1/2031		6,495	6,496,662
Total					118,347,689

Retail 0.56%
Bath & Body Works, Inc.	6.875%	11/1/2035		2,345	2,820,484
Carvana Co.†	5.625%	10/1/2025		1,592	1,596,490
Carvana Co.†	5.875%	10/1/2028		1,613	1,621,622
CEC Entertainment LLC†	6.75%	5/1/2026		3,000	2,928,495
LBM Acquisition LLC†	6.25%	1/15/2029		3,125	2,996,656
Party City Holdings, Inc.†	8.75%	2/15/2026		2,875	2,904,296
Stonegate Pub Co. Financing 2019 plc(d)	8.00%	7/13/2025	GBP	2,200	2,950,701
Total					17,818,744

Semiconductors 0.51%
Broadcom, Inc.	4.15%	11/15/2030		$8,955	9,799,165
Skyworks Solutions, Inc.	3.00%	6/1/2031		6,174	6,268,187
Total					16,067,352

Shipbuilding 0.30%
Huntington Ingalls Industries, Inc.	3.844%	5/1/2025		9,000	9,577,489

See Notes to Financial Statements.	221

Schedule of Investments (continued)

INCOME FUND November 30, 2021

Investments	Interest Rate		Maturity Date		Principal Amount (000)		Fair Value
Software 1.98%
MSCI, Inc.†	3.25%		8/15/2033			$10,460	$10,446,716
Oracle Corp.	2.875%		3/25/2031			3,614	3,701,313
Oracle Corp.	6.125%		7/8/2039			23,745	32,426,936
Twilio, Inc.	3.625%		3/15/2029			2,003	2,018,042
Twilio, Inc.	3.875%		3/15/2031			2,271	2,258,612
VMware, Inc.	4.70%		5/15/2030			10,471	12,167,647
Total							63,019,266

Telecommunications 1.59%
AT&T, Inc.(d)	2.875% (5 Yr. EUR CMT + 3.14%	)#	–	(f)	EUR	12,500	14,142,433
AT&T, Inc.	3.50%		9/15/2053			$33,908	34,312,905
Switch Ltd.†	3.75%		9/15/2028			2,247	2,227,934
Total							50,683,272

Transportation 0.10%
Seaspan Corp. (Hong Kong)†(e)	5.50%		8/1/2029			3,100	3,081,214

Trucking & Leasing 0.10%
Fortress Transportation and Infrastructure Investors LLC†	5.50%		5/1/2028			3,150	3,093,867
Total Corporate Bonds (cost $1,816,843,261)							1,867,788,903

FLOATING RATE LOANS(h) 11.59%

Advertising 0.65%
Lamar Media Corporation 2020 Term Loan B	1.589% (1 Mo. LIBOR + 1.50%	)	2/5/2027			20,585	20,502,909

Automotive 0.10%
Ford Motor Company Unsecured Term Loan	1.85% (1 Mo. LIBOR + 1.75%	)	12/31/2022			3,315	3,290,054

Business Services 0.76%
Global Payments, Inc. 2019 Term Loan	1.467% (1 Mo. LIBOR + 1.38%	)	7/9/2024			5,483	5,469,788
Trans Union, LLC 2019 Term Loan B5	1.84% (1 Mo. LIBOR + 1.75%	)	11/16/2026			18,079	17,845,430
Trans Union, LLC 2021 2nd Lien Term Loan	–	(i)	11/16/2029			909	909,090	(j)
Total							24,224,308

222	See Notes to Financial Statements.

Schedule of Investments (continued)

INCOME FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Chemicals 0.38%
Nutrition & Biosciences, Inc. 5 Year Delayed Draw Term Loan	1.41% (3 Mo. LIBOR +1.25%	)	1/17/2025	$12,223	$12,215,275

Containers 0.31%
Owens-Illinois, Inc. 2019 Tranche A Term Loan A	1.592% (1 Mo. LIBOR + 1.50%	)	6/25/2024	9,945	9,908,017

Entertainment 0.64%
Churchill Downs Incorporated 2021 Incremental Term Loan B1	2.10% (1 Mo. LIBOR + 2.00%	)	3/17/2028	14,279	14,183,899
Scientific Games International, Inc. 2018 Term Loan B5	2.84% (1 Mo. LIBOR + 2.75%	)	8/14/2024	6,238	6,200,784
Total					20,384,683

Financial Services 0.73%
Avolon TLB Borrower 1 (US) LLC 2021 Term Loan B5	–	(i)	12/1/2027	16,947	16,933,183
Delos Finance Sarl 2018 Term Loan B (Luxembourg)(e)	1.882% (3 Mo. LIBOR + 1.75%	)	10/6/2023	6,295	6,289,978
Total					23,223,161

Food 0.93%
JBS USA Lux S.A. 2019 Term Loan B	2.092% (1 Mo. LIBOR + 2.0%	)	5/1/2026	29,790	29,682,316

Government 1.30%
Seminole Tribe of Florida 2018 Term Loan B	1.84% (1 Mo. LIBOR + 1.75%	)	7/8/2024	41,389	41,314,964

Health Care Services 0.62%
DaVita, Inc. 2019 Delayed Draw Term Loan A	1.59% (1 Mo. LIBOR + 1.50%	)	8/12/2024	10,824	10,785,385
DaVita, Inc. 2020 Term Loan B	1.84% (1 Mo. LIBOR + 1.75%	)	8/12/2026	8,948	8,860,920
Total					19,646,305

Leasing 0.63%
Setanta Aircraft Leasing Designated Activity Company Term Loan B (Ireland)(e)	2.14% (3 Mo. LIBOR + 2.0%	)	11/5/2028	19,925	19,916,731

See Notes to Financial Statements.	223

Schedule of Investments (continued)

INCOME FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Lodging 0.97%
Hilton Worldwide Finance, LLC 2019 Term Loan B2	1.842% (1 Mo. LIBOR + 1.75%	)	6/22/2026	$23,817	$23,515,236
Resorts World Las Vegas LLC Term Loan A	1.60% (1 Mo. LIBOR + 1.50%	)	4/16/2024	1,088	1,071,188
Wyndham Hotels & Resorts, Inc. Term Loan B	1.84% (1 Mo. LIBOR + 1.75%	)	5/30/2025	6,336	6,238,719
Total					30,825,143

Media 0.64%
Banijay Entertainment S.A.S USD Term Loan (France)(e)	3.838% (1 Mo. LIBOR + 3.75%	)	3/1/2025	5,742	5,715,099
Nielsen Finance LLC USD Term Loan B4	2.089% (1 Mo. LIBOR + 2.00%	)	10/4/2023	14,575	14,556,467
Total					20,271,566

Miscellaneous 0.56%
Charter Communications Operating, LLC 2019 Term Loan B1	1.85% (1 Mo. LIBOR + 1.75%	)	4/30/2025	7,947	7,920,012
HCA, Inc. 2021 Term Loan B14	1.84% (1 Mo. LIBOR + 1.75%	)	6/30/2028	9,937	9,988,321
Total					17,908,333

Oil 0.08%
Hess Corporation Term Loan	2.10% (1 Mo. LIBOR + 2.00%	)	3/16/2023	2,500	2,493,750

Real Estate 0.21%
Invitation Homes Operating Partnership LP 2020 Term Loan A	1.09% (1 Mo. LIBOR + 1.00%	)	1/31/2025	6,658	6,658,380

Retail 0.88%
Murphy USA, Inc. Term Loan B	2.25% (1 Mo. LIBOR + 1.75%	)	1/31/2028	27,783	27,863,528

Technology 0.20%
Comcast Hulu Holdings, LLC Term Loan A	0.965% (1 Mo. LIBOR + 0.88%	)	3/15/2024	6,331	6,275,164

224	See Notes to Financial Statements.

Schedule of Investments (continued)

INCOME FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)		Fair Value
Telecommunications 0.51%
CenturyLink, Inc. 2020 Term Loan A	2.09% (1 Mo. LIBOR + 2.00%	)	1/31/2025	$8,554		$8,515,597
LogMeIn, Inc. Term Loan B	4.839% (1 Mo. LIBOR + 4.75%	)	8/31/2027	7,579		7,543,716
UTEX Industries Inc. 2020 Second Out Term Loan PIK 5.75%	5.25% (1 Mo. LIBOR + 5.75%	)	12/3/2025	–	(k)	204
Total						16,059,517

Transportation: Miscellaneous 0.49%
XPO Logistics, Inc. 2018 Term Loan B	1.831% (1 Mo. LIBOR + 1.75%	)	2/24/2025	15,814		15,713,485
Total Floating Rate Loans (cost $369,244,074)						368,377,589

FOREIGN GOVERNMENT OBLIGATIONS 0.07%

Sri Lanka
Republic of Sri Lanka†(e) (cost $2,445,021)	5.875%		7/25/2022	2,840		2,154,822

GOVERNMENT SPONSORED ENTERPRISES COLLATERALIZED MORTGAGE OBLIGATIONS 0.01%
Federal Home Loan Mortgage Corp. 1200 IB	1,007.00%		2/15/2022	–	(k)	1	(a)
Federal Home Loan Mortgage Corp. 1241 X	982.654%		4/15/2022	–	(k)	2	(a)
Federal Home Loan Mortgage Corp. 1363 B Zero Coupon			8/15/2022	2		1,584
Government National Mortgage Assoc. 2013-48 IO	0.495%	#(l)	7/16/2054	10,440		196,903
Total Government Sponsored Enterprises Collateralized Mortgage Obligations (cost $373,189)						198,490

MUNICIPAL BONDS 0.69%

Miscellaneous
Metropolitan Transportation Authority	6.668%		11/15/2039	6,470		9,295,415
New Jersey Transportation Trust Fund Authority	4.081%		6/15/2039	725		837,459
New Jersey Transportation Trust Fund Authority	4.131%		6/15/2042	2,665		3,111,751
State of Illinois	4.95%		6/1/2023	659		689,639
State of Illinois	5.10%		6/1/2033	6,855		8,019,967
Total Municipal Bonds (cost $20,423,391)						21,954,231

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 4.56%
Angel Oak Mortgage Trust 2020-1 A1†	2.466%	#(l)	12/25/2059	607		609,692
Angel Oak Mortgage Trust 2021-7 A1†	1.978%	#(l)	10/25/2066	3,750		3,776,314
BBCMS Mortgage Trust 2019-BWAY C†	1.70% (1 Mo. LIBOR + 1.61%	)#	11/15/2034	3,950		3,902,203
Benchmark Mortgage Trust 2020-B22 E†	2.00%		1/15/2054	5,750		4,409,704

See Notes to Financial Statements.	225

Schedule of Investments (continued)

INCOME FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
BFLD 2019-DPLO E†	2.33% (1 Mo. LIBOR + 2.24%	)#	10/15/2034	$8,000	$7,855,213
BX Commercial Mortgage Trust 2019-IMC E†	2.239% (1 Mo. LIBOR + 2.15%	)#	4/15/2034	4,000	3,938,196
BX Commercial Mortgage Trust 2019-XL D†	1.54% (1 Mo. LIBOR + 1.45%	)#	10/15/2036	5,976	5,962,399
BX Commercial Mortgage Trust 2019-XL E†	1.89% (1 Mo. LIBOR + 1.80%	)#	10/15/2036	5,058	5,043,794
BX Commercial Mortgage Trust 2019-XL F†	2.09% (1 Mo. LIBOR + 2.00%	)#	10/15/2036	5,623	5,596,070
Citigroup Commercial Mortgage Trust 2016-P3 C	5.052%	#(l)	4/15/2049	5,960	6,181,200
Commercial Mortgage Pass-Through Certificates 2015-PC1 C	4.463%	#(l)	7/10/2050	3,018	3,151,161
Credit Suisse Mortgage Capital Certificates 2020-AFC1 A1†	2.24%	#(l)	2/25/2050	1,674	1,681,514
CS Master Trust 2021-AHP A†	4.449% (1 Mo. LIBOR + 3.95%	)#	4/15/2025	4,200	4,212,495	(a)
CS Master Trust 2021-BLUF A†	4.527% (1 Mo. LIBOR + 4.18%	)#	4/15/2023	2,400	2,423,414	(a)
Deephaven Residential Mortgage Trust 2020-1 A1†	2.339%	#(l)	1/25/2060	859	860,868
Fannie Mae Connecticut Avenue Securities 2021-R02 2M2†(b)	2.05% (1 Mo. SOFR + 2.00%	)#	11/25/2041	3,780	3,787,088
Freddie Mac Structured Agency Credit Risk Debt Notes 2021-DNA7 M1†	0.898% (1 Mo. SOFR + .85%	)#	11/25/2041	9,500	9,509,294
Freddie Mac Structured Agency Credit Risk Debt Notes 2021-DNA7 M2†	1.848% (1 Mo. SOFR + 1.80%	)#	11/25/2041	4,770	4,784,884
GCAT Trust 2020-NQM1 A1†	2.247%		1/25/2060	491	492,940
Great Wolf Trust 2019-WOLF A†	1.124% (1 Mo. LIBOR + 1.03%	)#	12/15/2036	8,100	8,093,756
Great Wolf Trust 2019-WOLF E†	2.822% (1 Mo. LIBOR + 2.73%	)#	12/15/2036	1,902	1,845,037
GS Mortgage Securities Corp. Trust 2021-ROSS G†	4.74% (1 Mo. LIBOR + 4.65%	)#	5/15/2026	5,160	5,188,772
GS Mortgage Securities Trust 2013-GC12 XA IO	1.531%	#(l)	6/10/2046	20,699	300,933
GS Mortgage Securities Trust 2013-GC12 XB	0.655%	#(l)	6/10/2046	47,400	306,090
GS Mortgage Securities Trust 2015-GC32 C	4.574%	#(l)	7/10/2048	1,022	1,067,575

226	See Notes to Financial Statements.

Schedule of Investments (continued)

INCOME FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
GS Mortgage Securities Trust 2015-GS1 XB	0.328%	#(l)	11/10/2048	$30,000	$254,400
HPLY Trust 2019-HIT A†	1.09% (1 Mo. LIBOR + 1.00%	)#	11/15/2036	3,051	3,050,241
Hudsons Bay Simon JV Trust 2015-HB10 XB10†	0.723%	#(l)	8/5/2034	16,028	322,804
Hudsons Bay Simon JV Trust 2015-HB7 XB7†	0.665%	#(l)	8/5/2034	18,308	51,446
JPMorgan Chase Commercial Mortgage Securities Trust 2015-C30 C	4.406%	#(l)	7/15/2048	1,674	1,711,047
JPMorgan Chase Commercial Mortgage Securities Trust 2017-MARK A†	3.392%		6/5/2032	2,700	2,713,490
Merrill Lynch Mortgage Investors Trust 2006-AF2 AF1	6.25%		10/25/2036	439	273,438
New Residential Mortgage Loan Trust 2020-NQM1 A1†	2.464%	#(l)	1/26/2060	567	569,683
One Bryant Park Trust 2019-OBP A†	2.516%		9/15/2054	10,000	10,253,276
One New York Plaza Trust 2020-1NYP B†	1.59% (1 Mo. LIBOR + 1.50%	)#	1/15/2026	7,330	7,355,809
PFP Ltd. 2019-6 C†	2.191% (1 Mo. LIBOR + 2.10%	)#	4/14/2037	4,576	4,568,637
Ready Capital Mortgage Financing LLC 2021-FL5 D†	3.092% (1 Mo. LIBOR + 3.00%	)#	4/25/2038	8,160	8,172,036
Residential Mortgage Loan Trust 2020-1 A1†	2.376%	#(l)	1/26/2060	435	438,222
Starwood Mortgage Residential Trust 2020-1 A1†	2.275%	#(l)	2/25/2050	716	720,788
Verus Securitization Trust 2020-1 A1†	2.417%		1/25/2060	690	693,714
VMC Finance LLC 2019-FL3 A†	1.189% (1 Mo. LIBOR + 1.10%	)#	9/15/2036	1,653	1,653,302
Wells Fargo Commercial Mortgage Trust 2013-LC12 D†	4.441%	#(l)	7/15/2046	2,256	1,272,867
Wells Fargo Commercial Mortgage Trust 2015-SG1 B	4.603%	#(l)	9/15/2048	3,451	3,505,600
Wells Fargo Commercial Mortgage Trust 2017-C41 AS	3.785%	#(l)	11/15/2050	2,089	2,242,628
Total Non-Agency Commercial Mortgage-Backed Securities (cost $144,831,478)					144,804,034

See Notes to Financial Statements.	227

Schedule of Investments (continued)

INCOME FUND November 30, 2021

Investments	Exercise Price	Expiration Date	Shares (000)	Fair Value
RIGHTS 0.00%

Oil & Gas
Dommo Energia SA*(d)	$0.70	12/23/2021	BRL 41	$293

	Interest Rate	Maturity Date	Principal Amount (000)

U.S. TREASURY OBLIGATIONS 11.29%
U.S. Treasury Bond	1.125%	5/15/2040	$14,526	12,888,420
U.S. Treasury Bond	1.75%	8/15/2041	83,129	81,635,276
U.S. Treasury Bond	2.00%	8/15/2051	61,182	64,088,145
U.S. Treasury Bond	2.25%	8/15/2049	13,950	15,340,096
U.S. Treasury Note	1.125%	10/31/2026	104,729	104,598,089
U.S. Treasury Note	1.25%	8/15/2031	81,403	80,111,999
Total U.S. Treasury Obligations (cost $352,092,628)				358,662,025

	Exercise Price	Expiration Date	Shares (000)

WARRANTS 0.00%

Miscellaneous Financials
UTEX Industries, Inc.*	$114.76	12/3/2025	3	7,968
Total Long-Term Investments (cost $3,030,959,165)				3,089,937,114

			Principal Amount (000)
SHORT-TERM INVESTMENTS 3.76%

REPURCHASE AGREEMENTS 3.76%
Repurchase Agreement dated 11/30/2021, 0.00% due 12/1/2021 with Fixed Income Clearing Corp. collateralized by $122,159,100 of U.S. Treasury Note at 0.125% due 04/30/2023; value: $121,790,007; proceeds: $119,401,923 (cost $119,401,923)			$119,402	119,401,923
Total Investments in Securities 101.01% (cost $3,150,361,088)				3,209,339,037
Other Assets and Liabilities – Net(m) (1.01)%				(32,017,354)
Net Assets 100.00%				$3,177,321,683

228	See Notes to Financial Statements.

Schedule of Investments (continued)

INCOME FUND November 30, 2021

BRL	Brazilian Real.
CAD	Canadian Dollar.
EUR	Euro.
GBP	British Pound.
CMT	Constant Maturity Rate.
IO	Interest Only.
LIBOR	London Interbank Offered Rate.
PIK	Payment-in-kind.
SOFR	Secured Over Night Financing Rate.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At November 30, 2021, the total value of Rule 144A securities was $1,102,259,575, which represents 34.69% of net assets.
#	Variable rate security. The interest rate represents the rate in effect at November 30, 2021.
*	Non-income producing security.
(a)	Level 3 Investment as described in Note 2(t) in the Notes to Financials. Security valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.
(b)	Securities purchased on a when-issued basis (See Note 2(j)).
(c)	Variable Rate is Fixed to Float: Rate remains fixed or at Zero Coupon until designated future date.
(d)	Investment in non-U.S. dollar denominated securities.
(e)	Foreign security traded in U.S. dollars.
(f)	Security is perpetual in nature and has no stated maturity.
(g)	Defaulted (non-income producing security).
(h)	Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the London Interbank Offered Rate (“LIBOR”) or the prime rate offered by major U.S. banks. The rate(s) shown is the rate(s) in effect at November 30, 2021.
(i)	Interest rate to be determined.
(j)	Level 3 Investment as described in Note 2(t) in the Notes to Financials. Floating Rate Loans categorized as Level 3 are valued based on a single quotation obtained from a dealer. Accounting principles generally accepted in the United States of America do not require the Fund to create quantitative unobservable inputs that were not developed by the Fund. Therefore, the Fund does not have access to unobservable inputs and cannot disclose such inputs in the valuation.
(k)	Amount is less than $1,000.
(l)	Interest rate is based on the weighted average interest rates of the underlying mortgages within the mortgage pool.
(m)	Other Assets and Liabilities – Net include net unrealized appreciation/depreciation on forward foreign currency exchange contracts, futures contracts and swaps as follows:

See Notes to Financial Statements.	229

Schedule of Investments (continued)

INCOME FUND November 30, 2021

Credit Default Swaps on Indexes - Sell Protection at November 30, 2021(1):

Referenced Index*	Swap Counterparty	Fund Receives (Quarterly)	Termination Date	Notional Amount	Payments Upfront(2)	Unrealized Appreciation/ (Depreciation)	(3)	Credit Default Swap Agreements Payable at Fair Value(4)
Markit CMBX.NA.BBB-.12	Morgan Stanley	3.000%	8/17/2061	$3,000,000	$(240,082)	$42,649		$(197,433)
Markit CMBX.NA.BBB-.10	Citibank	3.000%	11/17/2059	9,800,000	(859,764)		(124,940)	(984,704)
Markit CMBX.NA.BBB-.12	Goldman Sachs	3.000%	8/17/2061	2,950,000	(259,353)	65,210		(194,143)
Markit CMBX.NA.BBB-.12	Goldman Sachs	3.000%	8/17/2061	2,950,000	(241,703)	47,560		(194,143)
Markit CMBX.NA.BBB-.12	Morgan Stanley	3.000%	8/17/2061	7,900,000	(637,779)	117,871		(519,908)
Markit CMBX.NA.BBB-.12	Morgan Stanley	3.000%	8/17/2061	5,900,000	(483,116)	94,830		(388,286)
					$(2,721,797)	$243,180		$(2,478,617)

*	The Referenced Index is for the Credit Default Swaps on Indexes, which is comprised of a basket of commercial mortgage-backed securities.
(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities.
(2)	Upfront payments received/paid are presented net of amortization.
(3)	Total unrealized appreciation on Credit Default Swaps on Indexes amounted to $368,120. Total unrealized depreciation on Credit Default Swaps on Indexes amounted to $124,940.
(4)	Includes upfront payments received.

Open Forward Foreign Currency Exchange Contracts at November 30, 2021:

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation
Euro	Buy	Bank of America	12/10/2021	107,000	$120,811	$121,371	$560
Euro	Buy	Standard Chartered Bank	12/10/2021	8,433,000	9,480,196	9,565,590	85,394
British pound	Sell	State Street Bank and Trust	12/7/2021	2,316,000	3,154,156	3,080,181	73,975
Canadian dollar	Sell	Toronto Dominion Bank	1/20/2022	16,042,000	12,974,944	12,563,855	411,089
Euro	Sell	State Street Bank and Trust	12/10/2021	27,837,000	32,968,667	31,575,636	1,393,031
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts							$1,964,049

230	See Notes to Financial Statements.

Schedule of Investments (continued)

INCOME FUND November 30, 2021

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Depreciation
Euro	Buy	Goldman Sachs	12/10/2021	6,771,000	$7,701,836	$7,680,376	$(21,460)

Open Futures Contracts at November 30, 2021:

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation
U.S. 2-Year Treasury Note	March 2022	1,067	Long	$232,960,826	$233,389,579	$428,753
U.S. 5-Year Treasury Note	March 2022	941	Long	113,414,361	114,235,930	821,569
U.S. Treasury Long Bond	March 2022	106	Long	16,831,017	17,185,250	354,233
U.S. Ultra Treasury Bond	March 2022	356	Long	69,086,934	71,400,250	2,313,316
Total Unrealized Appreciation on Open Futures Contracts						$3,917,871

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Depreciation
Euro-Bobl	March 2022	65	Short	EUR (8,722,875)	EUR (8,729,500)	$(7,513)

See Notes to Financial Statements.	231

Schedule of Investments (concluded)

INCOME FUND November 30, 2021

The following is a summary of the inputs used as of November 30, 2021 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Asset-Backed Securities
Credit Card	$–	$5,878,994	$2,913,985	$8,792,979
Other	–	235,012,990	15,333,159	250,346,149
Remaining Industries	–	64,391,730	–	64,391,730
Common Stocks
Miscellaneous Financials	–	352,704	–	352,704
Remaining Industries	2,105,197	–	–	2,105,197
Corporate Bonds	–	1,867,788,903	–	1,867,788,903
Floating Rate Loans
Business Services	–	23,315,218	909,090	24,224,308
Remaining Industries	–	344,153,281	–	344,153,281
Foreign Government Obligations	–	2,154,822	–	2,154,822
Government Sponsored Enterprises Collateralized Mortgage Obligations	–	198,487	3	198,490
Municipal Bonds	–	21,954,231	–	21,954,231
Non-Agency Commercial Mortgage-Backed Securities	–	138,168,125	6,635,909	144,804,034
Rights	–	293	–	293
U.S. Treasury Obligations	–	358,662,025	–	358,662,025
Warrants	–	7,968	–	7,968
Short-Term Investments
Repurchase Agreements	–	119,401,923	–	119,401,923
Total	$2,105,197	$3,181,441,694	$25,792,146	$3,209,339,037
Other Financial Instruments
Credit Default Swap Contracts
Assets	$–	$–	$–	$–
Liabilities	–	(2,478,617)	–	(2,478,617)
Forward Foreign Currency Exchange Contracts
Assets	–	1,964,049	–	1,964,049
Liabilities	–	(21,460)	–	(21,460)
Futures Contracts
Assets	3,917,871	–	–	3,917,871
Liabilities	(7,513)	–	–	(7,513)
Total	$3,910,358	$(536,028)	$–	$3,374,330

(1)	Refer to Note 2(t) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three- tier fair value hierarchy. When applicable each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets. Management has determined not to provide a reconciliation as the balance of Level 3 investments was not considered to be material to the Fund’s net assets at the beginning or end of the year.

232	See Notes to Financial Statements.

Schedule of Investments

INFLATION FOCUSED FUND November 30, 2021

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
LONG-TERM INVESTMENTS 95.50%

ASSET-BACKED SECURITIES 18.26%

Automobiles 6.20%
Ally Auto Receivables Trust 2019-3 A3	1.93%	5/15/2024	$3,438	$3,461,088
American Credit Acceptance Receivables Trust 2020-3 A†	0.62%	10/13/2023	215	215,479
AmeriCredit Automobile Receivables Trust 2020-1 B	1.48%	1/21/2025	583	587,900
ARI Fleet Lease Trust 2020-A A2†	1.77%	8/15/2028	207	207,563
Arivo Acceptance Auto Loan Receivables Trust 2019-1 A†	2.99%	7/15/2024	160	161,027
Avis Budget Rental Car Funding AESOP LLC D†	3.34%	8/20/2026	5,000	4,949,185
Avis Budget Rental Car Funding AESOP LLC 2019-2A A†	3.35%	9/22/2025	5,000	5,270,723
Bank of The West Auto Trust 2017-1 A4†	2.33%	9/15/2023	293	294,089
Capital One Prime Auto Receivables Trust 2021-1 A2	0.32%	2/18/2025	3,690	3,685,915
CarMax Auto Owner Trust 2020-2 A3	1.70%	11/15/2024	166	167,543
Carvana Auto Receivables Trust 2019-2A C†	3.00%	6/17/2024	591	596,445
Carvana Auto Receivables Trust 2021-N1 A	0.70%	1/10/2028	470	468,365
Carvana Auto Receivables Trust 2021-N2 A1	0.32%	3/10/2028	3,637	3,634,712
CPS Auto Receivables Trust 2017-B E†	5.75%	12/15/2023	313	314,986
CPS Auto Receivables Trust 2017-D D†	3.73%	9/15/2023	72	72,205
CPS Auto Receivables Trust 2019-C C†	2.84%	6/16/2025	90	90,161
CPS Auto Receivables Trust 2019-C D†	3.17%	6/16/2025	281	286,505
CPS Auto Receivables Trust 2019-D C†	2.54%	8/15/2024	586	589,232
CPS Auto Receivables Trust 2020-C B†	1.01%	1/15/2025	5,500	5,506,899
Credit Acceptance Auto Loan Trust 2021-3A A†	1.00%	5/15/2030	1,325	1,317,733
Donlen Fleet Lease Funding 2 LLC 2021-2 A2†	0.56%	12/11/2034	6,225	6,205,008
Drive Auto Receivables Trust 2018-4 D	4.09%	1/15/2026	515	524,728
Drive Auto Receivables Trust 2019-2 C	3.42%	6/16/2025	685	690,386
Drive Auto Receivables Trust 2019-2 D	3.69%	8/17/2026	717	735,429
Drive Auto Receivables Trust 2019-4 C	2.51%	11/17/2025	1,139	1,146,194
Drive Auto Receivables Trust 2019-4 D	2.70%	2/16/2027	1,030	1,050,276
Drive Auto Receivables Trust 2020-2 D	3.05%	5/15/2028	1,800	1,846,991
Drive Auto Receivables Trust 2021-1 C	1.02%	6/15/2027	875	876,641
Drive Auto Receivables Trust 2021-1 D	1.45%	1/16/2029	830	828,549
Drive Auto Receivables Trust 2021-2 A2	0.36%	5/15/2024	4,425	4,423,346
Drive Auto Receivables Trust 2021-2 D	1.39%	3/15/2029	3,772	3,710,229
Exeter Automobile Receivables Trust 2021-2A A2	0.27%	1/16/2024	757	756,873

See Notes to Financial Statements.	233

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2021

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Automobiles (continued)
Exeter Automobile Receivables Trust 2021-2A C	0.98%	6/15/2026	$960	$958,832
Exeter Automobile Receivables Trust 2021-2A D	1.40%	4/15/2027	1,675	1,658,944
Exeter Automobile Receivables Trust 2021-3A A2	0.34%	1/16/2024	3,135	3,133,933
Exeter Automobile Receivables Trust 2021-3A D	1.55%	6/15/2027	2,545	2,512,076
Exeter Automobile Receivables Trust 2021-3A E†	3.04%	12/15/2028	1,680	1,663,535
Flagship Credit Auto Trust 2021-2 A†	0.37%	12/15/2026	16,859	16,796,673
Ford Credit Auto Lease Trust 2021-A A2	0.19%	7/15/2023	1,137	1,136,398
Ford Credit Auto Lease Trust 2021-A A3	0.26%	2/15/2024	1,403	1,400,751
Ford Credit Auto Lease Trust 2021-A A4	0.30%	4/15/2024	2,369	2,358,845
Ford Credit Auto Owner Trust 2017-2 A†	2.36%	3/15/2029	1,417	1,438,765
Ford Credit Auto Owner Trust 2019-REV1 A†	3.52%	7/15/2030	1,143	1,203,756
Ford Credit Auto Owner Trust 2020-C A3	0.41%	7/15/2025	921	918,494
Ford Credit Auto Owner Trust 2021-A A2	0.17%	10/15/2023	1,596	1,595,583
Ford Credit Auto Owner Trust REV1 2018-1 A†	3.19%	7/15/2031	4,225	4,466,607
Ford Credit Auto Owner Trust REV1 2021-1 A†	1.37%	10/17/2033	1,785	1,776,565
Foursight Capital Automobile Receivables Trust 2020-1 A3†	2.05%	10/15/2024	127	128,059
GLS Auto Receivables Issuer Trust 2019-4 A†	2.47%	11/15/2023	1,808	1,812,233
GLS Auto Receivables Issuer Trust 2021-3A A†	0.42%	1/15/2025	5,518	5,516,623
GM Financial Automobile Leasing Trust 2020-2 A3	0.80%	7/20/2023	2,000	2,004,403
GM Financial Consumer Automobile Receivables Trust 2019-1 B	3.37%	8/16/2024	416	424,610
GM Financial Consumer Automobile Receivables Trust 2020-4 A3	0.38%	8/18/2025	1,187	1,184,822
GM Financial Consumer Automobile Receivables Trust 2021-1 A2	0.23%	11/16/2023	501	501,033
GM Financial Consumer Automobile Receivables Trust 2021-1 A3	0.35%	10/16/2025	823	819,939
GM Financial Leasing Trust 2021-1 A2	0.17%	4/20/2023	1,768	1,767,728
GM Financial Leasing Trust 2021-1 A3	0.26%	2/20/2024	2,017	2,012,827
Hertz Vehicle Financing III LP 2021-2A A†	1.68%	12/27/2027	3,397	3,395,184
Hertz Vehicle Financing LLC 2021-1A A†	1.21%	12/26/2025	3,385	3,364,296
Hertz Vehicle Financing LLC 2021-1A D†	3.98%	12/26/2025	5,000	4,957,731
Honda Auto Receivables Owner Trust 2020-2 A3	0.82%	7/15/2024	510	511,353
Honda Auto Receivables Owner Trust 2021-1 A2	0.16%	7/21/2023	1,184	1,183,754
Honda Auto Receivables Owner Trust 2021-2 A2	0.17%	11/15/2023	4,380	4,377,218
Hyundai Auto Lease Securitization Trust 2021-A A2†	0.25%	4/17/2023	484	484,245
Mercedes-Benz Auto Lease Trust 2021-A A2	0.18%	3/15/2023	430	430,199

234	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2021

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Automobiles (continued)
Mercedes-Benz Auto Lease Trust 2021-A A3	0.25%	1/16/2024	$934	$932,314
OneMain Direct Auto Receivables Trust 2019-1A B†	3.95%	11/14/2028	6,674	7,178,887
OneMain Direct Auto Receivables Trust 2021-1A A†	0.87%	7/14/2028	5,545	5,486,024
Santander Drive Auto Receivables Trust 2019-3 C	2.49%	10/15/2025	943	947,454
Santander Drive Auto Receivables Trust 2020-4 D	1.48%	1/15/2027	6,325	6,350,335
Santander Drive Auto Receivables Trust 2021-1 C	0.75%	2/17/2026	806	806,546
Santander Drive Auto Receivables Trust 2021-2 A2	0.28%	4/15/2024	2,015	2,014,203
Santander Drive Auto Receivables Trust 2021-2 C	0.90%	6/15/2026	8,860	8,854,913
Santander Drive Auto Receivables Trust 2021-2 D	1.35%	7/15/2027	4,040	4,028,735
Santander Drive Auto Receivables Trust 2021-3 A2	0.29%	5/15/2024	6,850	6,848,435
Santander Drive Auto Receivables Trust 2021-4 C	1.26%	2/16/2027	3,185	3,176,395
Santander Drive Auto Receivables Trust 2021-4 D	1.67%	10/15/2027	4,070	4,062,382
Santander Retail Auto Lease Trust 2019-B D†	3.31%	6/20/2024	989	1,007,427
Santander Retail Auto Lease Trust 2021-A A3†	0.51%	7/22/2024	2,915	2,899,444
Santander Retail Auto Lease Trust 2021-C A2†	0.29%	4/22/2024	3,055	3,051,576
Santander Retail Auto Lease Trust 2021-C A3†	0.50%	3/20/2025	3,190	3,174,733
Toyota Auto Receivables Owner Trust 2020-D A2	0.23%	5/15/2023	325	324,945
Toyota Auto Receivables Owner Trust 2020-D A3	0.35%	1/15/2025	978	976,540
Volkswagen Auto Loan Enhanced Trust 2020-1 A3	0.98%	11/20/2024	897	900,081
Westlake Automobile Receivables Trust 2019-2A D†	3.20%	11/15/2024	1,216	1,241,117
Westlake Automobile Receivables Trust 2019-3A B†	2.41%	10/15/2024	519	519,886
Westlake Automobile Receivables Trust 2019-3A C†	2.49%	10/15/2024	1,114	1,122,880
Westlake Automobile Receivables Trust 2020-1A B†	1.94%	4/15/2025	10,500	10,564,359
Westlake Automobile Receivables Trust 2020-2A A2A†	0.93%	2/15/2024	2,388	2,391,095
Westlake Automobile Receivables Trust 2021-1A C†	0.95%	3/16/2026	4,175	4,156,295
Westlake Automobile Receivables Trust 2021-2A A2A†	0.32%	4/15/2025	5,505	5,502,007
Westlake Automobile Receivables Trust 2021-2A C†	0.89%	7/15/2026	1,865	1,852,200
Westlake Automobile Receivables Trust 2021-2A D†	1.23%	12/15/2026	6,000	5,921,779
World Omni Automobile Lease Securitization Trust 2020-B A3	0.45%	2/15/2024	554	553,224
World Omni Select Auto Trust 2018-1A D†	4.13%	1/15/2025	1,190	1,199,697
World Omni Select Auto Trust 2019-A C	2.38%	12/15/2025	226	229,944
World Omni Select Auto Trust 2019-A D	2.59%	12/15/2025	572	580,056
Total				231,424,327

See Notes to Financial Statements.	235

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Credit Card 0.22%
Capital One Multi-Asset Execution Trust 2017-A6 A6	2.29%		7/15/2025	$1,107	$1,124,026
Capital One Multi-Asset Execution Trust 2019-A2 A2	1.72%		8/15/2024	289	291,965
Master Credit Card Trust II Series 2018-1A A†	0.581% (1 Mo. LIBOR + .49%	)#	7/21/2024	1,254	1,258,119
Synchrony Credit Card Master Note Trust 2017-2 B	2.82%		10/15/2025	999	1,018,355
World Financial Network Credit Card Master Trust 2019-A A	3.14%		12/15/2025	939	944,657
World Financial Network Credit Card Master Trust 2019-B A	2.49%		4/15/2026	2,551	2,579,873
World Financial Network Credit Card Master Trust 2019-C A	2.21%		7/15/2026	1,051	1,066,048
Total					8,283,043

Home Equity 0.00%
New Century Home Equity Loan Trust 2005-A A6	4.713%		8/25/2035	15	15,015

Other 11.84%
ACREC Ltd. 2021-FL1 A†	1.239% (1 Mo. LIBOR + 1.15%	)#	10/16/2036	8,500	8,491,562
Affirm Asset Securitization Trust 2021-B A†	1.03%		8/17/2026	3,550	3,534,918
AMMC CLO Ltd. 2016-19A CR†	2.674% (3 Mo. LIBOR + 2.55%	)#	10/16/2028	750	751,035
AMMC CLO Ltd. 2020-23A A1R†	1.163% (3 Mo. LIBOR + 1.04%	)#	10/17/2031	15,000	15,001,317
Amur Equipment Finance Receivables VI LLC 2018-2A A2†	3.89%		7/20/2022	201	202,611
Amur Equipment Finance Receivables VII LLC 2019-1A A2†	2.63%		6/20/2024	490	494,880
Anchorage Capital CLO 3-R Ltd. 2014-3RA A†	1.186% (3 Mo. LIBOR + 1.05%	)#	1/28/2031	970	970,608
Anchorage Capital CLO 4-R Ltd. 2014-4RA A†	1.186% (3 Mo. LIBOR + 1.05%	)#	1/28/2031	1,212	1,212,306
Apidos CLO XXIV 2016-24A A1AL†	1.082% (3 Mo. LIBOR + .95%	)#	10/20/2030	510	509,872
Apidos CLO XXXI 2019-31A A1R†	1.224% (3 Mo. LIBOR + 1.10%	)#	4/15/2031	5,000	5,011,057
Aqua Finance Trust 2021-A A†	1.54%		7/17/2046	5,235	5,198,924
Arbor Realty Commercial Real Estate Notes Ltd. 2018-FL1 A†	1.24% (1 Mo. LIBOR + 1.15%	)#	6/15/2028	1,020	1,020,357

236	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Other (continued)
Arbor Realty Commercial Real Estate Notes Ltd. 2019-FL1 A†	1.24% (1 Mo. LIBOR + 1.15%	)#	5/15/2037	$955	$954,713
Arbor Realty Commercial Real Estate Notes Ltd. 2021-FL2 A†	1.19% (1 Mo. LIBOR + 1.10%	)#	5/15/2036	1,980	1,976,812
Arbor Realty Commercial Real Estate Notes Ltd. 2021-FL3 A†	1.16% (1 Mo. LIBOR + 1.07%	)#	8/15/2034	6,890	6,875,212
Arbor Realty Commercial Real Estate Notes Ltd. 2021-FL4 A†(a)	1.44% (1 Mo. LIBOR + 1.35%	)#	11/15/2036	10,940	10,949,325
ARES L CLO Ltd. 2018-50A AR†	1.174% (3 Mo. LIBOR + 1.05%	)#	1/15/2032	4,180	4,177,781
Atalaya Equipment Leasing Trust 2021-1A A2†	1.23%		5/15/2026	6,250	6,264,750
Bain Capital Credit CLO 2018-2A A1†	1.204% (3 Mo. LIBOR + 1.08%	)#	7/19/2031	850	850,457
Bain Capital Credit CLO 2019-2A AR†	1.222% (3 Mo. LIBOR + 1.10%	)#	10/17/2032	7,000	7,005,233
Bain Capital Credit CLO Ltd. 2017-1A A1R†	1.102% (3 Mo. LIBOR + .97%	)#	7/20/2030	6,000	6,001,716
Ballyrock CLO Ltd. 2019-1A A1R†	Zero Coupon	#(b)	7/15/2032	10,000	9,974,611
Barings CLO Ltd. 2019-3A A1R†	1.202% (3 Mo. LIBOR + 1.07%	)#	4/20/2031	3,020	3,019,238
BDS Ltd. 2021-FL7 A†	1.159% (1 Mo. LIBOR + 1.07%	)#	6/16/2036	5,210	5,206,666
Benefit Street Partners CLO ILtd. 2013-IIIA A1R2†	1.132% (3 Mo. LIBOR + 1.00%	)#	7/20/2029	3,647	3,646,930
BlueMountain Fuji US CLO I Ltd. 2017-1A A1R†	1.112% (3 Mo. LIBOR + .98%	)#	7/20/2029	1,190	1,189,883
Carlyle Global Market Strategies CLO Ltd. 2015-1A AR3†	1.112% (3 Mo. LIBOR + .98%	)#	7/20/2031	2,160	2,161,267
Carlyle US CLO Ltd. 2017-2A A1R†	1.184% (3 Mo. LIBOR + 1.05%	)#	7/20/2031	4,000	4,001,999
Carlyle US CLO Ltd. 2017-3A A1AR†	1.032% (3 Mo. LIBOR + .90%	)#	7/20/2029	830	830,250
Carlyle US CLO Ltd. 2019-1A A1AR†	1.212% (3 Mo. LIBOR + 1.08%	)#	4/20/2031	12,000	12,009,167
Cedar Funding V CLO Ltd. A1R†	1.222% (3 Mo. LIBOR + 1.10%	)#	7/17/2031	3,400	3,401,901
Cedar Funding X CLO Ltd. 2019-10A AR†	Zero Coupon	#(b)	10/20/2032	4,000	4,000,303
Cedar Funding XI Clo Ltd. 2019-11A A1R†	1.226% (3 Mo. LIBOR + 1.05%	)#	5/29/2032	3,220	3,215,979
Cedar Funding XIV CLO Ltd. 2021-14A A†	1.224% (3 Mo. LIBOR + 1.10%	)#	7/15/2033	2,340	2,338,011

See Notes to Financial Statements.	237

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Other (continued)
CF Hippolyta LLC 2021-1A B1†	1.98%		3/15/2061	$4,757	$4,718,327
CIFC Funding II Ltd. 2013-2A A1L2†	Zero Coupon	#(b)	10/18/2030	4,000	3,999,605
Colombia Cent CLO Ltd. 2018-27A A2A†	1.724% (3 Mo. LIBOR + 1.60%	)#	10/25/2028	281	281,490
Dell Equipment Finance Trust 2021-2 A2†	0.33%		12/22/2026	2,760	2,751,881
Diamond Resorts Owner Trust 2018-1 A†	3.70%		1/21/2031	663	682,215
Diamond Resorts Owner Trust 2018-1 B†	4.19%		1/21/2031	397	408,417
Dryden CLO Ltd. 2019 72A AR†	1.236% (3 Mo. LIBOR + 1.08%	)#	5/15/2032	13,720	13,713,166
Dryden Senior Loan Fund 2017-47A A1R†	1.104% (3 Mo. LIBOR + .98%	)#	4/15/2028	6,000	5,998,212
Elmwood CLO X Ltd. 2021-3A A†	1.13% (3 Mo. LIBOR + 1.04%	)#	10/20/2034	4,880	4,881,830
Galaxy XIX CLO Ltd. 2015-19A A1RR†	1.074% (3 Mo. LIBOR + .95%	)#	7/24/2030	950	949,952
Grand Avenue CRE 2019-FL1 AS†	1.589% (1 Mo. LIBOR + 1.50%	)#	6/15/2037	2,055	2,057,094
Greystone Commercial Real Estate Notes Ltd. 2018-HC1 A†	1.64% (1 Mo. LIBOR + 1.55%	)#	9/15/2028	1,776	1,779,244
Greystone Commercial Real Estate Notes Ltd. 2018-HC1 AS†	2.24% (1 Mo. LIBOR + 2.15%	)#	9/15/2028	824	820,863
Greystone CRE Notes Ltd. 2021-FL3 A†	1.11% (1 Mo. LIBOR + 1.02%	)#	7/15/2039	6,150	6,130,169
Halcyon Loan Advisors Funding Ltd. 2015-2A AR†	1.204% (3 Mo. LIBOR + 1.08%	)#	7/25/2027	30	29,656
Halcyon Loan Advisors Funding Ltd. 2015-2A BR†	1.774% (3 Mo. LIBOR + 1.65%	)#	7/25/2027	667	667,517
HGI CRE CLO Ltd. 2021-FL2 A†	1.089% (1 Mo. LIBOR + 1.00%	)#	9/17/2036	6,890	6,893,375
HPEFS Equipment Trust 2020-1A A3†	1.76%		2/20/2030	786	788,773
HPEFS Equipment Trust 2020-1A B†	1.89%		2/20/2030	157	158,238
Hyundai Floorplan Master Owner Trust 2019-1 A†	2.68%		4/15/2024	2,664	2,686,650
JFIN CLO Ltd. 2013-1A A1NR†	1.522% (3 Mo. LIBOR + 1.39%	)#	1/20/2030	1,380	1,381,538
JFIN CLO Ltd. 2013-1A A2R†	2.332% (3 Mo. LIBOR + 2.20%	)#	1/20/2030	690	691,183
KKR CLO Ltd. 24 A1R†	1.212% (3 Mo. LIBOR + 1.08%	)#	4/20/2032	4,980	4,981,867
KKR CLO Ltd. 30A A1R†	2.266% (3 Mo. LIBOR + 1.02%	)#	10/17/2031	10,000	10,004,993

238	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Other (continued)
KREF Ltd. 2021-FL2 A†	1.159% (1 Mo. LIBOR + 1.07%	)#	2/15/2039	$4,930	$4,930,016
KREF Ltd. 2021-FL2 AS†	1.389% (1 Mo. LIBOR + 1.30%	)#	2/15/2039	4,830	4,836,036
Lendmark Funding Trust 2021-2A A†	2.00%		4/20/2032	6,685	6,678,213
LFT CRE Ltd. 2021-FL1 A†	1.26% (1 Mo. LIBOR + 1.17%	)#	6/15/2039	2,230	2,230,491
LFT CRE Ltd. 2021-FL1 B†	1.84% (1 Mo. LIBOR + 1.75%	)#	6/15/2039	3,520	3,519,754
Madison Park Funding XI Ltd. 2013-11A AR2†	1.024% (3 Mo. LIBOR + .90%	)#	7/23/2029	2,989	2,988,839
Magnetite Ltd. 2021-29A A†	1.114% (3 Mo. LIBOR + .99%	)#	1/15/2034	1,110	1,111,374
Magnetite XXII Ltd. 2019-22A AR†	1.184% (3 Mo. LIBOR + 1.06%	)#	4/15/2031	4,000	4,000,555
Mariner Finance Issuance Trust 2021-BA A†	2.10%		11/20/2036	3,340	3,343,178
Marlette Funding Trust 2021-3A B†	1.30%		12/15/2031	5,555	5,499,658
Mercedes-Benz Master Owner Trust 2019-BA A†	2.61%		5/15/2024	2,181	2,203,321
MF1 Ltd. 2021-FL6 AS†	1.539% (1 Mo. LIBOR + 1.45%	)#	7/16/2036	7,030	7,035,694
MF1 Ltd. 2021-FL7 A†	1.169% (1 Mo. LIBOR + 1.08%	)#	10/16/2036	5,500	5,472,775
MF1 Ltd. 2021-FL7 AS†	1.539% (1 Mo. LIBOR + 1.45%	)#	10/16/2036	5,400	5,374,890
Mountain View CLO X Ltd. 2015-10A AR†	0.942% (3 Mo. LIBOR + .82%	)#	10/13/2027	292	292,817
MVW Owner Trust 2017-1A A†	2.42%		12/20/2034	75	76,044
Navient Private Education Refi Loan Trust 2020-FA A†	1.22%		7/15/2069	834	833,776
Navient Private Education Refi Loan Trust 2021-CA A†	1.06%		10/15/2069	4,427	4,382,702
Navient Private Education Refi Loan Trust 2021-FA A†	1.11%		2/18/2070	4,508	4,449,577
Nelnet Student Loan Trust 2021-A APT1†	1.36%		4/20/2062	5,075	5,014,789
New Economy Assets Phase 1 Sponsor LLC 2021-1 A1†	1.91%		10/20/2061	16,590	16,330,994
Newark BSL CLO 2 Ltd. 2017-1A A1R†	1.094% (3 Mo. LIBOR + .97%	)#	7/25/2030	3,000	2,999,740
NextGear Floorplan Master Owner Trust 2019-2A A2†	2.07%		10/15/2024	6,561	6,649,642

See Notes to Financial Statements.	239

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Other (continued)
N-Star REL CDO VIII Ltd. 2006-8A B†	0.506% (1 Mo. LIBOR + .42%	)#	2/1/2041	$885	$853,291	(c)
Oaktree CLO Ltd. 2015-1A A1R†	1.002% (3 Mo. LIBOR + .87%	)#	10/20/2027	204	204,298
OCP CLO Ltd. 2015-10A A2AR†	1.425% (3 Mo. LIBOR + 1.30%	)#	10/26/2027	645	645,518
OCP CLO Ltd. 2016-12A A1R†	1.242% (3 Mo. LIBOR + 1.12%	)#	10/18/2028	1,757	1,757,986
OCP CLO Ltd. 2016-12A A2R†	1.722% (3 Mo. LIBOR + 1.60%	)#	10/18/2028	1,103	1,103,906
OCP CLO Ltd. 2019-17A A1R†	1.172% (3 Mo. LIBOR + 1.04%	)#	7/20/2032	5,700	5,707,123
Octagon Investment Partners 32 Ltd. 2017-1A A1R†	1.074% (3 Mo. LIBOR + .95%	)#	7/15/2029	5,000	5,000,501
Octagon Investment Partners XIV Ltd. 2012-1A AARR†	1.074% (3 Mo. LIBOR + .95%	)#	7/15/2029	720	719,700
Octagon Investment Partners XXI Ltd. 2014-1A AAR3†	1.156% (3 Mo. LIBOR + 1.00%	)#	2/14/2031	1,960	1,961,765
Octane Receivables Trust 2021-1A A†	0.93%		3/22/2027	914	911,396
OneMain Financial Issuance Trust 2018-2A A†	3.57%		3/14/2033	210	217,893
OneMain Financial Issuance Trust 2019-2A A†	3.14%		10/14/2036	3,060	3,239,998
Orange Lake Timeshare Trust 2019-A A†	3.06%		4/9/2038	209	213,570
OZLM VIII Ltd. 2014-8A A1RR†	1.292% (3 Mo. LIBOR + 1.17%	)#	10/17/2029	712	712,857
PFS Financing Corp. 2020-E A†	1.00%		10/15/2025	904	903,298
PFS Financing Corp. 2020-G A†	0.97%		2/15/2026	647	645,263
Planet Fitness Master Issuer LLC 2018-1A A2II†	4.666%		9/5/2048	635	652,524
Prima Capital CRE Securitization 2015-5A C†	4.50%		12/24/2050	710	711,656
Prima Capital CRE Securitization Ltd. 2013-3A A†	2.214%		10/24/2035	68	67,796	(c)
Rad CLO Ltd. 2021-15A A†(a)	Zero Coupon	#(b)	1/20/2034	12,610	12,610,000	(c)
Romark CLO Ltd. 2017-1A A1R†	1.154% (3 Mo. LIBOR + 1.03%	)#	10/23/2030	10,000	10,002,604
Romark CLO Ltd. 2017-1A A2R†	1.774% (3 Mo. LIBOR + 1.65%	)#	10/23/2030	10,000	9,981,509
SCF Equipment Leasing LLC 2019-2A A1†	2.22%		6/20/2024	176	176,773
SCF Equipment Leasing LLC 2019-2A A2†	2.47%		4/20/2026	2,107	2,141,213
SCF Equipment Leasing LLC 2019-2A B†	2.76%		8/20/2026	2,350	2,402,983
SCF Equipment Leasing LLC 2021-1A A3†	0.83%		8/21/2028	1,800	1,787,166
SCF Equipment Leasing LLC 2021-1A B†	1.37%		8/20/2029	1,000	981,887

240	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)			Fair Value
Other (continued)
SMB Private Education Loan Trust 2021-A A1†	0.59% (1 Mo. LIBOR + .50%	)#	1/15/2053		$185		$185,014
TCI-Flatiron CLO Ltd. 2017-1A AR†	1.118% (3 Mo. LIBOR + .96%	)#	11/18/2030		4,000		3,999,146
TCI-Flatiron CLO Ltd. 2018-1A ANR†	1.189% (3 Mo. LIBOR + 1.06%	)#	1/29/2032		500		500,849
TICP CLO XIV Ltd. 2019-14A A1R†(a)	Zero Coupon	#(b)	10/20/2032		7,780		7,780,000
Towd Point Asset Trust 2018-SL1 A†	0.689% (1 Mo. LIBOR + .60%	)#	1/25/2046		814		809,977
Upstart Securitization Trust 2021-2 A†	0.91%		6/20/2031		1,585		1,583,696
Upstart Securitization Trust 2021-5 A†	1.31%		11/20/2031		7,260		7,246,734
Venture CLO Ltd. 2018-33A A1LR†	1.184% (3 Mo. LIBOR + 1.06%	)#	7/15/2031		3,500		3,500,999
VERDE CLO Ltd. 2019-1A AR†	1.224% (3 Mo. LIBOR + 1.10%	)#	4/15/2032		8,660		8,661,082
Verizon Owner Trust 2020-B A	0.47%		2/20/2025		827		826,235
Verizon Owner Trust 2020-C A	0.41%		4/21/2025		1,220		1,216,775
Voya CLO Ltd. 2018-4A A1AR†	1.164% (3 Mo. LIBOR + 1.04%	)#	1/15/2032		8,000		8,000,881
Wind River CLO Ltd. 2013-1A A1RR†	1.112% (3 Mo. LIBOR + .98%	)#	7/20/2030		10,000		10,006,478
York CLO Ltd. 2015-1A AR†	1.278% (3 Mo. LIBOR + 1.15%	)#	1/22/2031		1,320		1,323,215
Total							442,118,336
Total Asset-Backed Securities (cost $682,861,754)							681,840,721

				Shares (000)

COMMON STOCKS 0.00%

Miscellaneous Financials 0.00%
UTEX Industries, Inc.					–	(d)	5,328

Oil, Gas & Consumable Fuels 0.00%
Dommo Energia SA*(e)				BRL	8		866
Total Common Stocks (cost $5,251)							6,194

See Notes to Financial Statements.	241

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2021

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
CONVERTIBLE BONDS 0.02%

Internet 0.02%
Weibo Corp. (China)(f) (cost $787,634)	1.25%	11/15/2022	$798	$776,055

CORPORATE BONDS 42.53%

Advertising 0.10%
Clear Channel International BV (United Kingdom)†(f)	6.625%	8/1/2025	3,557	3,676,088

Aerospace/Defense 0.83%
Boeing Co. (The)	2.196%	2/4/2026	1,200	1,198,175
Boeing Co. (The)	4.508%	5/1/2023	2,372	2,477,164
Boeing Co. (The)	4.875%	5/1/2025	8,640	9,475,282
Bombardier, Inc. (Canada)†(f)	7.125%	6/15/2026	3,107	3,214,502
Howmet Aerospace, Inc.	5.125%	10/1/2024	429	459,489
Howmet Aerospace, Inc.	6.875%	5/1/2025	2,965	3,398,216
Kratos Defense & Security Solutions, Inc.†	6.50%	11/30/2025	615	634,428
TransDigm, Inc.†	6.25%	3/15/2026	5,500	5,714,170
TransDigm, Inc.†	8.00%	12/15/2025	4,035	4,257,288
Total				30,828,714

Agriculture 0.56%
BAT Capital Corp.	3.222%	8/15/2024	5,957	6,207,040
Imperial Brands Finance plc (United Kingdom)†(f)	3.125%	7/26/2024	1,871	1,940,644
Imperial Brands Finance plc (United Kingdom)†(f)	3.50%	2/11/2023	3,250	3,323,647
Reynolds American, Inc.	4.45%	6/12/2025	1,850	2,002,270
Viterra Finance BV (Netherlands)†(f)	2.00%	4/21/2026	7,352	7,338,360
Total				20,811,961

Airlines 0.25%
Air Canada 2015-1 Class B Pass-Through Trust (Canada)†(f)	3.875%	9/15/2024	215	216,750
Air Canada 2015-2 Class B Pass-Through Trust (Canada)†(f)	5.00%	6/15/2025	2,667	2,716,741
American Airlines 2014-1 Class B Pass-Through Trust	4.375%	4/1/2024	744	745,635
American Airlines Group, Inc.†	3.75%	3/1/2025	2,743	2,447,551
British Airways 2013-1 Class A Pass Through Trust (United Kingdom)†(f)	4.625%	12/20/2025	903	944,884
Hawaiian Airlines 2013-1 Class B Pass-Through Certificates	4.95%	7/15/2023	356	356,703

242	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Airlines (continued)
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd.†	8.00%		9/20/2025	$653	$714,838
United Airlines 2014-1 Class B Pass-Through Trust	4.75%		10/11/2023	114	114,993
United Airlines, Inc.†	4.375%		4/15/2026	1,136	1,142,731
Total					9,400,826

Apparel 0.21%
PVH Corp.	4.625%		7/10/2025	5,561	6,108,303
William Carter Co. (The)†	5.50%		5/15/2025	1,826	1,900,400
Total					8,008,703

Auto Manufacturers 2.91%
Daimler Finance North America LLC†	3.65%		2/22/2024	2,775	2,930,375
Ford Motor Credit Co. LLC	1.221% (3 Mo. LIBOR + 1.08%	)#	8/3/2022	200	199,814
Ford Motor Credit Co. LLC	2.979%		8/3/2022	5,800	5,849,358
Ford Motor Credit Co. LLC	3.087%		1/9/2023	468	474,491
Ford Motor Credit Co. LLC	3.219%		1/9/2022	475	476,199
Ford Motor Credit Co. LLC	5.584%		3/18/2024	12,461	13,320,498
Ford Motor Credit Co. LLC	5.596%		1/7/2022	5,870	5,899,291
General Motors Co.	5.40%		10/2/2023	8,747	9,426,407
General Motors Co.	6.125%		10/1/2025	6,167	7,118,957
General Motors Financial Co., Inc.	2.75%		6/20/2025	1,378	1,424,994
General Motors Financial Co., Inc.	3.70%		5/9/2023	557	576,382
General Motors Financial Co., Inc.	3.95%		4/13/2024	2,837	2,991,574
General Motors Financial Co., Inc.	4.25%		5/15/2023	280	293,099
General Motors Financial Co., Inc.	5.10%		1/17/2024	6,578	7,081,049
General Motors Financial Co., Inc.	5.25%		3/1/2026	1,639	1,843,668
Hyundai Capital America†	0.80%		1/8/2024	1,383	1,372,362
Hyundai Capital America†	0.875%		6/14/2024	3,034	2,998,407
Hyundai Capital America†	1.00%		9/17/2024	1,088	1,074,029
Hyundai Capital America†	1.15%		11/10/2022	10,000	10,032,481
Hyundai Capital America†	1.25%		9/18/2023	2,272	2,276,915
Hyundai Capital America†	1.30%		1/8/2026	5,478	5,334,819
Hyundai Capital America†	1.50%		6/15/2026	1,692	1,648,163
Hyundai Capital America†	2.85%		11/1/2022	3,637	3,706,102
Hyundai Capital America†	3.00%		6/20/2022	213	215,393
Hyundai Capital America	3.40%		6/20/2024	6,181	6,489,550
Hyundai Capital America†	5.875%		4/7/2025	960	1,088,580
Kia Corp. (South Korea)†(f)	3.00%		4/25/2023	5,000	5,152,219

See Notes to Financial Statements.	243

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Auto Manufacturers (continued)
Stellantis N.V. (Netherlands)(f)	5.25%		4/15/2023	$6,090	$6,449,858
Volkswagen Group of America Finance LLC†	2.90%		5/13/2022	861	869,905
Volkswagen Group of America Finance LLC†	3.35%		5/13/2025	212	223,752
Total					108,838,691

Auto Parts & Equipment 0.16%
IHO Verwaltungs GmbH PIK 5.50% (Germany)†(f)	4.75%		9/15/2026	2,273	2,323,638
ZF North America Capital, Inc.†	4.75%		4/29/2025	3,325	3,546,761
Total					5,870,399

Banks 12.17%
ABN AMRO Bank NV (Netherlands)†(f)	4.75%		7/28/2025	3,635	3,979,464
ABN AMRO Bank NV (Netherlands)†(f)	4.80%		4/18/2026	1,000	1,108,837
ABN AMRO Bank NV (Netherlands)(f)	6.25%		4/27/2022	2,533	2,590,676
AIB Group plc (Ireland)†(f)	4.263% (3 Mo. LIBOR + 1.87%	)#	4/10/2025	6,313	6,683,886
AIB Group plc (Ireland)†(f)	4.75%		10/12/2023	4,165	4,428,920
Akbank T.A.S. (Turkey)†(f)	5.00%		10/24/2022	600	606,192
ASB Bank Ltd. (New Zealand)†(f)	3.75%		6/14/2023	1,018	1,064,856
Australia & New Zealand Banking Group Ltd. (Australia)†(f)	4.40%		5/19/2026	2,317	2,541,876
Australia & New Zealand Banking Group Ltd. (Australia)†(f)	4.50%		3/19/2024	2,516	2,694,156
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand (Mexico)†(f)	4.125%		11/9/2022	6,582	6,757,838
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand (Mexico)†(f)	5.375%		4/17/2025	5,279	5,732,651
Bancolombia SA (Colombia)(f)	3.00%		1/29/2025	407	405,207
Bank of America Corp.	0.523% (SOFR + .41%	)#	6/14/2024	2,758	2,737,824
Bank of America Corp.	1.197% (SOFR + 1.01%	)#	10/24/2026	4,724	4,627,744
Bank of America Corp.	1.319% (SOFR + 1.15%	)#	6/19/2026	605	599,497
Bank of America Corp.	2.816% (3 Mo. LIBOR + .93%	)#	7/21/2023	3,978	4,028,969
Bank of America Corp.	3.124% (3 Mo. LIBOR + 1.16%	)#	1/20/2023	4,228	4,242,304
Bank of America Corp.	3.95%		4/21/2025	3,513	3,771,654
Bank of Ireland Group plc (Ireland)†(f)	2.029% (1 Yr. Treasury CMT + 1.10%	)#	9/30/2027	5,505	5,441,237

244	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Banks (continued)
Bank of Ireland Group plc (Ireland)†(f)	4.50%		11/25/2023	$5,242	$5,578,351
BankUnited, Inc.	4.875%		11/17/2025	1,804	1,993,997
Barclays plc (United Kingdom)(f)	3.684%		1/10/2023	5,000	5,015,844
Barclays plc (United Kingdom)(f)	4.375%		9/11/2024	2,325	2,488,986
Barclays plc (United Kingdom)(f)	4.61% (3 Mo. LIBOR + 1.40%	)#	2/15/2023	12,074	12,167,924
Barclays plc (United Kingdom)(f)	5.20%		5/12/2026	3,881	4,365,291
BBVA Bancomer SA†	4.375%		4/10/2024	2,250	2,405,340
BNP Paribas SA (France)†(f)	1.323% (SOFR + 1.00%	)#	1/13/2027	246	239,792
BNP Paribas SA (France)†(f)	3.375%		1/9/2025	934	985,157
BNP Paribas SA (France)†(f)	4.375%		9/28/2025	200	217,229
BNP Paribas SA (France)†(f)	4.375%		5/12/2026	636	692,695
BNP Paribas SA (France)†(f)	4.705% (3 Mo. LIBOR + 2.24%	)#	1/10/2025	1,050	1,123,492
BPCE SA (France)†(f)	2.375%		1/14/2025	696	710,231
BPCE SA (France)†(f)	4.50%		3/15/2025	1,324	1,431,121
BPCE SA (France)†(f)	5.15%		7/21/2024	5,000	5,450,384
CIT Group, Inc.	3.929% (SOFR + 3.83%	)#	6/19/2024	266	274,478
CIT Group, Inc.	4.75%		2/16/2024	1,408	1,488,143
CIT Group, Inc.	5.00%		8/15/2022	1,054	1,083,148
CIT Group, Inc.	5.00%		8/1/2023	3,159	3,337,025
Citigroup, Inc.	1.281% (SOFR + .53%	)#	11/3/2025	1,014	1,011,759
Citigroup, Inc.	3.106% (SOFR + 2.84%	)#	4/8/2026	8,551	8,969,292
Citigroup, Inc.	3.875%		3/26/2025	2,023	2,166,653
Citigroup, Inc.	4.40%		6/10/2025	1,854	2,014,717
Citigroup, Inc.	5.50%		9/13/2025	11,700	13,249,197
Credit Agricole SA (France)†(f)	4.375%		3/17/2025	2,818	3,044,341
Credit Suisse AG/New York NY	3.625%		9/9/2024	4,111	4,374,393
Credit Suisse Group AG (Switzerland)†(f)	1.305% (SOFR + .98%	)#	2/2/2027	436	422,457
Credit Suisse Group AG (Switzerland)†(f)	2.193% (SOFR + 2.04%	)#	6/5/2026	529	534,218
Credit Suisse Group AG (Switzerland)†(f)	2.593% (SOFR + 1.56%	)#	9/11/2025	2,557	2,615,505
Credit Suisse Group AG (Switzerland)†(f)	2.997% (3 Mo. LIBOR + 1.20%	)#	12/14/2023	5,000	5,096,886

See Notes to Financial Statements.	245

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Banks (continued)
Credit Suisse Group AG (Switzerland)†(f)	3.574%		1/9/2023	$6,701	$6,719,734
Credit Suisse Group AG (Switzerland)(f)	3.75%		3/26/2025	1,536	1,638,170
Credit Suisse Group AG (Switzerland)†(f)	4.207% (3 Mo. LIBOR + 1.24%	)#	6/12/2024	785	820,241
Danske Bank A/S (Denmark)†(f)	0.976% (1 Yr. Treasury CMT + .55%	)#	9/10/2025	2,040	2,012,896
Danske Bank A/S (Denmark)†(f)	1.171% (1 Yr. Treasury CMT + 1.03%	)#	12/8/2023	5,059	5,062,588
Danske Bank A/S (Denmark)†(f)	1.226%		6/22/2024	3,037	3,044,713
Danske Bank A/S (Denmark)†(f)	1.621% (1 Yr. Treasury CMT + 1.35%	)#	9/11/2026	608	601,882
Danske Bank A/S (Denmark)†(f)	3.244% (3 Mo. LIBOR + 1.59%	)#	12/20/2025	11,328	11,798,726
Danske Bank A/S (Denmark)†(f)	5.00%		1/12/2022	909	913,521
Danske Bank A/S (Denmark)†(f)	5.00% (1 Yr. Treasury CMT + 1.73%	)#	1/12/2023	200	200,888
Danske Bank A/S (Denmark)†(f)	5.375%		1/12/2024	16,478	17,812,849
Emirates NBD Bank PJSC (United Arab Emirates)(f)	3.25%		11/14/2022	1,725	1,763,812
FNB Corp.	2.20%		2/24/2023	510	516,135
Goldman Sachs Group, Inc. (The)	0.657% (SOFR + .51%	)#	9/10/2024	2,758	2,737,285
Goldman Sachs Group, Inc. (The)	1.124% (3 Mo. LIBOR + 1.00%	)#	7/24/2023	424	425,707
Goldman Sachs Group, Inc. (The)	1.948% (SOFR + .91%	)#	10/21/2027	3,494	3,487,951
Goldman Sachs Group, Inc. (The)	2.905% (3 Mo. LIBOR + .99%	)#	7/24/2023	9,558	9,683,419
Goldman Sachs Group, Inc. (The)	3.272% (3 Mo. LIBOR + 1.20%	)#	9/29/2025	320	335,830
HSBC Holdings plc (United Kingdom)(f)	0.732% (SOFR + .53%	)#	8/17/2024	1,219	1,210,580
HSBC Holdings plc (United Kingdom)(f)	0.976% (SOFR + .71%	)#	5/24/2025	679	671,578
HSBC Holdings plc (United Kingdom)(f)	3.262% (3 Mo. LIBOR + 1.06%	)#	3/13/2023	4,361	4,391,935
Intesa Sanpaolo SpA (Italy)†(f)	3.125%		7/14/2022	888	900,796
Intesa Sanpaolo SpA (Italy)†(f)	3.25%		9/23/2024	3,928	4,103,392
Intesa Sanpaolo SpA (Italy)†(f)	3.375%		1/12/2023	1,966	2,016,625
Intesa Sanpaolo SpA (Italy)†(f)	5.017%		6/26/2024	8,728	9,326,790
Intesa Sanpaolo SpA (Italy)†(f)	5.71%		1/15/2026	2,302	2,553,376
Itau Unibanco Holding SA†	2.90%		1/24/2023	3,200	3,234,512

246	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Banks (continued)
JPMorgan Chase & Co.	0.768% (SOFR + .49%	)#	8/9/2025	$3,156	$3,113,904
JPMorgan Chase & Co.	0.824% (SOFR + .54%	)#	6/1/2025	2,899	2,865,295
JPMorgan Chase & Co.	2.776% (3 Mo. LIBOR + .94%	)#	4/25/2023	5,669	5,715,416
JPMorgan Chase & Co.	3.875%		9/10/2024	1,015	1,083,562
Lloyds Banking Group plc (United Kingdom)(f)	1.326% (1 Yr. Treasury CMT + 1.10%	)#	6/15/2023	14,146	14,184,929
Lloyds Banking Group plc (United Kingdom)(f)	2.858% (3 Mo. LIBOR + 1.25%	)#	3/17/2023	8,256	8,306,960
Lloyds Banking Group plc (United Kingdom)(f)	4.582%		12/10/2025	5,156	5,658,868
Lloyds Banking Group plc (United Kingdom)(f)	4.65%		3/24/2026	3,048	3,366,756
Macquarie Group Ltd. (Australia)†(f)	1.196% (3 Mo. LIBOR + 1.02%	)#	11/28/2023	4,881	4,913,607
Macquarie Group Ltd. (Australia)†(f)	1.201% (SOFR + .69%	)#	10/14/2025	6,843	6,793,301
Macquarie Group Ltd. (Australia)†(f)	1.34% (SOFR + 1.07%	)#	1/12/2027	403	394,428
Macquarie Group Ltd. (Australia)†(f)	3.189% (3 Mo. LIBOR + 1.02%	)#	11/28/2023	871	891,743
Mitsubishi UFJ Financial Group, Inc. (Japan)(f)	0.953% (1 Yr. Treasury CMT + .55%	)#	7/19/2025	2,237	2,215,408
Morgan Stanley	0.79% (SOFR + .53%	)#	5/30/2025	2,968	2,923,566
Morgan Stanley	0.791% (SOFR + .51%	)#	1/22/2025	3,835	3,794,111
Morgan Stanley	4.10%		5/22/2023	769	804,103
Morgan Stanley	5.00%		11/24/2025	500	559,332
Natwest Group plc (United Kingdom)(f)	3.498% (3 Mo. LIBOR + 1.48%	)#	5/15/2023	2,602	2,633,162
Natwest Group plc (United Kingdom)(f)	3.875%		9/12/2023	8,004	8,370,113
Natwest Group plc (United Kingdom)(f)	5.125%		5/28/2024	2,528	2,735,866
NatWest Markets plc (United Kingdom)†(f)	0.80%		8/12/2024	613	604,922
Nordea Bank Abp (Finland)†(f)	4.25%		9/21/2022	505	519,468
People’s United Bank NA	4.00%		7/15/2024	1,000	1,053,306
Popular, Inc.	6.125%		9/14/2023	504	536,853
Santander Holdings USA, Inc.	3.244%		10/5/2026	1,051	1,100,668
Santander Holdings USA, Inc.	3.40%		1/18/2023	3,651	3,743,133
Santander Holdings USA, Inc.	3.45%		6/2/2025	7,064	7,457,987
Santander Holdings USA, Inc.	3.50%		6/7/2024	1,131	1,184,114

See Notes to Financial Statements.	247

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Banks (continued)
Santander UK Group Holdings plc (United Kingdom)(f)	1.089% (SOFR + .79%	)#	3/15/2025	$200	$198,298
Santander UK Group Holdings plc (United Kingdom)(f)	3.373% (3 Mo. LIBOR + 1.08%	)#	1/5/2024	2,115	2,170,025
Santander UK Group Holdings plc (United Kingdom)†(f)	4.75%		9/15/2025	200	218,692
Santander UK Group Holdings plc (United Kingdom)(f)	4.796% (3 Mo. LIBOR + 1.57%	)#	11/15/2024	5,776	6,177,243
Standard Chartered plc (United Kingdom)†(f)	0.991% (1 Yr. Treasury CMT + .78%	)#	1/12/2025	2,093	2,073,170
Standard Chartered plc (United Kingdom)†(f)	1.214% (1 Yr. Treasury CMT + .88%	)#	3/23/2025	200	199,112
Standard Chartered plc (United Kingdom)†(f)	1.319% (1 Yr. Treasury CMT + 1.17%	)#	10/14/2023	284	284,706
Standard Chartered plc (United Kingdom)†(f)	2.819% (3 Mo. LIBOR + 1.21%	)#	1/30/2026	2,530	2,598,517
Standard Chartered plc (United Kingdom)†(f)	3.20%		4/17/2025	3,246	3,394,244
Standard Chartered plc (United Kingdom)†(f)	3.785% (3 Mo. LIBOR + 1.56%	)#	5/21/2025	1,940	2,044,106
Standard Chartered plc (United Kingdom)†(f)	3.885% (3 Mo. LIBOR + 1.08%	)#	3/15/2024	2,377	2,457,485
Standard Chartered plc (United Kingdom)†(f)	4.247% (3 Mo. LIBOR + 1.15%	)#	1/20/2023	3,568	3,584,565
Standard Chartered plc (United Kingdom)†(f)	5.20%		1/26/2024	3,559	3,810,375
Swedbank AB (Sweden)†(f)	1.30%		6/2/2023	793	800,579
Swedbank AB (Sweden)†(f)	2.80%		3/14/2022	837	843,079
Synovus Bank/Columbus GA	2.289% (SOFR + .95%	)#	2/10/2023	250	250,496
Synovus Financial Corp.	3.125%		11/1/2022	2,497	2,537,802
Turkiye Vakiflar Bankasi TAO (Turkey)†(f)	5.625%		5/30/2022	1,267	1,279,575
Turkiye Vakiflar Bankasi TAO (Turkey)†(f)	5.75%		1/30/2023	364	367,940
UBS AG (Switzerland)(f)	5.125%		5/15/2024	18,374	19,775,017
UBS AG	7.625%		8/17/2022	6,094	6,366,261
UBS Group AG (Switzerland)†(f)	1.008% (1 Yr. Treasury CMT + .83%	)#	7/30/2024	521	520,801
UBS Group AG (Switzerland)†(f)	1.384% (3 Mo. LIBOR + 1.22%	)#	5/23/2023	1,085	1,090,750
UBS Group AG (Switzerland)†(f)	3.491%		5/23/2023	4,067	4,120,777

248	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Banks (continued)
UBS Group Funding Switzerland AG (Switzerland)†(f)	2.859% (3 Mo. LIBOR + .95%	)#	8/15/2023	$11,130	$11,292,355
UniCredit SpA (Italy)†(f)	4.027% (3 Mo. LIBOR + 3.90%	)#	1/14/2022	1,555	1,561,439
UniCredit SpA (Italy)†(f)	6.572%		1/14/2022	11,088	11,159,919
UniCredit SpA (Italy)†(f)	7.83%		12/4/2023	8,170	9,209,511
Total					454,489,485

Beverages 0.14%
Central American Bottling Corp. (Guatemala)†(f)	5.75%		1/31/2027	5,004	5,126,523

Biotechnology 0.19%
Gilead Sciences, Inc.	0.75%		9/29/2023	7,246	7,225,144

Building Materials 0.16%
Builders FirstSource, Inc.†	6.75%		6/1/2027	5,785	6,094,758

Chemicals 0.04%
Braskem Finance Ltd.	6.45%		2/3/2024	600	650,676
Orbia Advance Corp. SAB de CV (Mexico)†(f)	1.875%		5/11/2026	710	695,338
Total					1,346,014

Commercial Services 1.13%
Adani Ports & Special Economic Zone Ltd. (India)†(f)	3.375%		7/24/2024	1,400	1,448,603
Ashtead Capital, Inc.†	4.00%		5/1/2028	7,005	7,318,885
Ashtead Capital, Inc.†	4.375%		8/15/2027	2,696	2,806,819
IHS Markit Ltd. (United Kingdom)(f)	4.125%		8/1/2023	1,523	1,594,414
IHS Markit Ltd. (United Kingdom)†(f)	4.75%		2/15/2025	1,304	1,425,461
Nielsen Co. Luxembourg S.a.r.l. (The) (Luxembourg)†(f)	5.00%		2/1/2025	1,690	1,714,184
Ritchie Bros Auctioneers, Inc. (Canada)†(f)	5.375%		1/15/2025	4,400	4,471,500
Sabre GLBL, Inc.†	7.375%		9/1/2025	2,870	2,974,784
Triton Container International Ltd.†	0.80%		8/1/2023	3,076	3,053,350
Triton Container International Ltd.†	1.15%		6/7/2024	2,518	2,490,432
Triton Container International Ltd.†	2.05%		4/15/2026	7,217	7,162,040
United Rentals North America, Inc.	3.875%		11/15/2027	5,602	5,818,937
Total					42,279,409

Computers 0.41%
CA Magnum Holdings (Mauritius)†(f)	5.375%		10/31/2026	2,931	3,000,611
Dell International LLC/EMC Corp.	4.00%		7/15/2024	1,725	1,836,954
Dell International LLC/EMC Corp.	5.45%		6/15/2023	6,079	6,449,575

See Notes to Financial Statements.	249

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2021

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Computers (continued)
Dell International LLC/EMC Corp.	5.85%	7/15/2025	$1,634	$1,870,566
Dell International LLC/EMC Corp.	6.02%	6/15/2026	1,850	2,154,964
Total				15,312,670

Cosmetics/Personal Care 0.07%
Coty, Inc.†	5.00%	4/15/2026	2,402	2,451,685

Diversified Financial Services 3.60%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)(f)	1.75%	10/29/2024	1,596	1,594,198
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)(f)	3.15%	2/15/2024	1,224	1,264,275
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)(f)	4.50%	9/15/2023	1,392	1,466,878
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)(f)	4.875%	1/16/2024	4,400	4,703,670
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)(f)	6.50%	7/15/2025	5,376	6,153,961
Air Lease Corp.	3.00%	9/15/2023	2,000	2,057,242
Air Lease Corp.	4.25%	2/1/2024	527	558,069
Aircastle Ltd.	4.40%	9/25/2023	2,715	2,855,108
Aircastle Ltd.	5.00%	4/1/2023	1,840	1,933,019
Aircastle Ltd.†	5.25%	8/11/2025	5,959	6,574,973
Alliance Data Systems Corp.†	4.75%	12/15/2024	7,213	7,320,329
Alliance Data Systems Corp.†	7.00%	1/15/2026	3,486	3,669,799
Ally Financial, Inc.	1.45%	10/2/2023	4,223	4,243,639
Ally Financial, Inc.	3.875%	5/21/2024	6,186	6,522,996
Ally Financial, Inc.	4.625%	3/30/2025	402	439,169
Ally Financial, Inc.	5.125%	9/30/2024	1,504	1,648,745
Ally Financial, Inc.	5.75%	11/20/2025	5,200	5,892,722
Aviation Capital Group LLC†	1.95%	1/30/2026	346	339,775
Aviation Capital Group LLC†	2.875%	1/20/2022	899	899,997
Aviation Capital Group LLC†	3.875%	5/1/2023	9,000	9,319,786
Aviation Capital Group LLC†	4.375%	1/30/2024	1,000	1,055,772
Aviation Capital Group LLC†	5.50%	12/15/2024	2,287	2,519,259
Avolon Holdings Funding Ltd. (Ireland)†(f)	3.625%	5/1/2022	170	171,678
Avolon Holdings Funding Ltd. (Ireland)†(f)	3.95%	7/1/2024	444	465,709
Avolon Holdings Funding Ltd. (Ireland)†(f)	4.25%	4/15/2026	8,247	8,811,434
Avolon Holdings Funding Ltd. (Ireland)†(f)	4.375%	5/1/2026	1,000	1,072,287
Avolon Holdings Funding Ltd. (Ireland)†(f)	5.125%	10/1/2023	6,298	6,669,320

250	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Diversified Financial Services (continued)
Avolon Holdings Funding Ltd. (Ireland)†(f)	5.25%		5/15/2024	$1,754	$1,888,280
Citigroup Global Markets Holdings, Inc.	0.75%		6/7/2024	2,146	2,123,672
Global Aircraft Leasing Co. Ltd. PIK 7.25%†	6.50%		9/15/2024	829	794,395
Muthoot Finance Ltd. (India)†(f)	4.40%		9/2/2023	416	423,800
Muthoot Finance Ltd. (India)†(f)	6.125%		10/31/2022	500	512,500
Navient Corp.	5.50%		1/25/2023	249	258,337
Navient Corp.	5.875%		10/25/2024	5,921	6,201,123
Navient Corp.	6.125%		3/25/2024	2,510	2,636,240
Navient Corp.	6.50%		6/15/2022	1,600	1,650,440
Navient Corp.	7.25%		9/25/2023	2,472	2,662,233
OneMain Finance Corp.	5.625%		3/15/2023	211	219,100
OneMain Finance Corp.	6.125%		5/15/2022	177	181,359
OneMain Finance Corp.	6.125%		3/15/2024	2,346	2,466,221
OneMain Finance Corp.	8.25%		10/1/2023	1,927	2,120,191
OneMain Finance Corp.	8.875%		6/1/2025	1,060	1,137,910
Park Aerospace Holdings Ltd. (Ireland)†(f)	4.50%		3/15/2023	4,399	4,564,397
Park Aerospace Holdings Ltd. (Ireland)†(f)	5.50%		2/15/2024	8,742	9,417,460
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc.†	2.875%		10/15/2026	5,024	4,905,484
Total					134,386,951

Electric 2.78%
AES Corp. (The)†	3.30%		7/15/2025	4,791	5,021,136
Alexander Funding Trust†	1.841%		11/15/2023	2,465	2,490,725
American Transmission Systems, Inc.†	5.25%		1/15/2022	6,500	6,533,725
Ausgrid Finance Pty Ltd. (Australia)†(f)	3.85%		5/1/2023	2,235	2,304,973
Calpine Corp.†	5.25%		6/1/2026	2,720	2,787,150
Cemig Geracao e Transmissao SA (Brazil)†(f)	9.25%		12/5/2024	250	278,045
CenterPoint Energy, Inc.	0.70% (SOFR + .65%	)#	5/13/2024	1,000	1,000,319
Cikarang Listrindo Tbk PT (Indonesia)†(f)	4.95%		9/14/2026	4,049	4,128,482
Cleco Corporate Holdings LLC	3.743%		5/1/2026	1,009	1,076,661
Cleco Power LLC†	0.616% (3 Mo. LIBOR + .50%	)#	6/15/2023	5,308	5,307,679
Cleveland Electric Illuminating Co. (The)	5.50%		8/15/2024	2,650	2,940,901
Comision Federal de Electricidad (Mexico)†(f)	4.875%		1/15/2024	3,002	3,192,372
Dominion Energy, Inc.	0.646% (3 Mo. LIBOR + .53%	)#	9/15/2023	4,387	4,389,991
Edison International	3.125%		11/15/2022	3,845	3,910,115
FirstEnergy Corp.	3.35%		7/15/2022	1,917	1,927,543

See Notes to Financial Statements.	251

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Electric (continued)
FirstEnergy Transmission LLC†	4.35%		1/15/2025	$3,000	$3,184,022
IPALCO Enterprises, Inc.	3.70%		9/1/2024	1,500	1,577,926
Israel Electric Corp. Ltd. (Israel)†(f)	5.00%		11/12/2024	244	266,189
Israel Electric Corp. Ltd. (Israel)†(f)	6.875%		6/21/2023	1,135	1,233,634
Jersey Central Power & Light Co.†	4.70%		4/1/2024	865	921,148
Monongahela Power Co.†	4.10%		4/15/2024	4,000	4,234,281
NextEra Energy Capital Holdings, Inc.	0.43% (3 Mo. LIBOR + .27%	)#	2/22/2023	9,600	9,587,027
Niagara Mohawk Power Corp.†	3.508%		10/1/2024	2,337	2,456,813
NRG Energy, Inc.†	3.75%		6/15/2024	4,197	4,385,620
OGE Energy Corp.	0.703%		5/26/2023	2,295	2,283,839
Pacific Gas and Electric Co.	1.367%		3/10/2023	4,016	3,994,785
Pacific Gas and Electric Co.	3.15%		1/1/2026	4,375	4,486,516
Pacific Gas and Electric Co.	3.25%		6/15/2023	1,352	1,378,229
Pacific Gas and Electric Co.	3.75%		2/15/2024	1,742	1,804,464
Puget Energy, Inc.	3.65%		5/15/2025	4,587	4,862,031
Puget Energy, Inc.	5.625%		7/15/2022	703	716,116
San Diego Gas & Electric Co.	1.914%		2/1/2022	39	38,866
Sempra Energy	4.05%		12/1/2023	465	492,641
Trans-Allegheny Interstate Line Co.†	3.85%		6/1/2025	2,520	2,677,982
TransAlta Corp. (Canada)(f)	4.50%		11/15/2022	1,861	1,890,032
Vistra Operations Co. LLC†	3.55%		7/15/2024	3,863	4,006,656
Total					103,768,634

Electronics 0.09%
Flex Ltd.	3.75%		2/1/2026	3,209	3,430,716

Energy-Alternate Sources 0.05%
Enviva Partners LP/Enviva Partners Finance Corp.†	6.50%		1/15/2026	472	487,755
Greenko Dutch BV (Netherlands)†(f)	3.85%		3/29/2026	609	615,700
Greenko Mauritius Ltd. (India)†(f)	6.25%		2/21/2023	695	710,645
Total					1,814,100

Engineering & Construction 0.02%
Fluor Corp.	3.50%		12/15/2024	877	900,175

Entertainment 0.41%
Caesars Entertainment, Inc.†	6.25%		7/1/2025	838	872,266
Caesars Entertainment, Inc.†	8.125%		7/1/2027	4,535	4,982,038
Caesars Resort Collection LLC/CRC Finco, Inc.†	5.75%		7/1/2025	135	140,391
International Game Technology plc†	4.125%		4/15/2026	1,729	1,762,482

252	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Entertainment (continued)
International Game Technology plc†	6.50%		2/15/2025	$404	$438,855
Live Nation Entertainment, Inc.†	4.875%		11/1/2024	3,644	3,672,733
Scientific Games International, Inc.†	8.625%		7/1/2025	2,552	2,719,679
Vail Resorts, Inc.†	6.25%		5/15/2025	775	811,495
Total					15,399,939

Food 0.25%
Chobani LLC/Chobani Finance Corp., Inc.†	7.50%		4/15/2025	2,407	2,492,473
FAGE International SA/FAGE USA Dairy Industry, Inc. (Luxembourg)†(f)	5.625%		8/15/2026	1,461	1,491,170
Fresh Market, Inc. (The)†	9.75%		5/1/2023	474	487,023
JBS USA LUX SA/JBS USA Finance, Inc.†	6.75%		2/15/2028	1,947	2,102,244
Pilgrim’s Pride Corp.†	5.875%		9/30/2027	2,237	2,351,780
US Foods, Inc.†	6.25%		4/15/2025	485	505,724
Total					9,430,414

Food Service 0.07%
Aramark Services, Inc.†	5.00%		4/1/2025	2,413	2,447,759

Forest Products & Paper 0.05%
Suzano Austria GmbH (Brazil)†(f)	5.75%		7/14/2026	984	1,110,060
West Fraser Timber Co., Ltd. (Canada)†(f)	4.35%		10/15/2024	871	933,676
Total					2,043,736

Gas 1.07%
Atmos Energy Corp.	0.496% (3 Mo. LIBOR + .38%	)#	3/9/2023	3,053	3,053,234
Atmos Energy Corp.	0.625%		3/9/2023	10,302	10,284,344
CenterPoint Energy Resources Corp.	0.673% (3 Mo. LIBOR + .50%	)#	3/2/2023	2,804	2,800,405
Centrica PLC (United Kingdom)†(f)	4.00%		10/16/2023	2,450	2,557,690
National Fuel Gas Co.	3.75%		3/1/2023	2,802	2,877,199
National Fuel Gas Co.	5.50%		1/15/2026	1,183	1,341,333
ONE Gas, Inc.	0.724% (3 Mo. LIBOR + .61%	)#	3/11/2023	3,551	3,551,099
ONE Gas, Inc.	0.85%		3/11/2023	7,323	7,313,758
ONE Gas, Inc.	1.10%		3/11/2024	6,389	6,301,247
Total					40,080,309

Health Care-Services 0.67%
Centene Corp.	4.25%		12/15/2027	5,948	6,178,217
Fresenius Medical Care US Finance II, Inc.†	5.875%		1/31/2022	3,051	3,075,527

See Notes to Financial Statements.	253

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2021

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Health Care-Services (continued)
Fresenius Medical Care US Finance III, Inc.†	1.875%	12/1/2026	$872	$863,236
HCA, Inc.	5.00%	3/15/2024	2,724	2,940,441
HCA, Inc.	5.25%	4/15/2025	3,416	3,800,043
HCA, Inc.	5.375%	2/1/2025	2,391	2,610,972
HCA, Inc.	8.36%	4/15/2024	275	315,653
Humana, Inc.	0.65%	8/3/2023	904	899,506
Legacy LifePoint Health LLC†	6.75%	4/15/2025	1,997	2,078,548
Select Medical Corp.†	6.25%	8/15/2026	2,158	2,268,500
Total				25,030,643

Holding Companies-Diversified 0.01%
KOC Holding AS (Turkey)†(f)	5.25%	3/15/2023	212	214,216

Home Builders 0.40%
Lennar Corp.	4.50%	4/30/2024	1,610	1,719,625
Lennar Corp.	4.75%	11/15/2022	813	836,191
Lennar Corp.	4.75%	5/30/2025	2,574	2,828,749
Lennar Corp.	4.875%	12/15/2023	66	70,303
Lennar Corp.	5.875%	11/15/2024	4,800	5,334,888
Toll Brothers Finance Corp.	4.375%	4/15/2023	615	637,786
Toll Brothers Finance Corp.	4.875%	11/15/2025	3,067	3,364,621
Total				14,792,163

Housewares 0.03%
Newell Brands, Inc.	4.35%	4/1/2023	926	960,318

Insurance 0.40%
Aon Corp.	8.205%	1/1/2027	1,183	1,507,022
Assurant, Inc.	4.20%	9/27/2023	830	876,126
CNO Financial Group, Inc.	5.25%	5/30/2025	2,103	2,346,026
CNO Global Funding †	1.75%	10/7/2026	1,313	1,302,174
F&G Global Funding†	0.90%	9/20/2024	1,368	1,350,789
F&G Global Funding†	1.75%	6/30/2026	1,080	1,077,175
GA Global Funding Trust†	0.80%	9/13/2024	1,032	1,016,884
Kemper Corp.	4.35%	2/15/2025	2,101	2,255,367
Peachtree Corners Funding Trust†	3.976%	2/15/2025	442	475,692
USI, Inc.†	6.875%	5/1/2025	2,834	2,847,079
Total				15,054,334

Internet 0.82%
Baidu, Inc. (China)(f)	3.075%	4/7/2025	200	208,558

254	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2021

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Internet (continued)
Baidu, Inc. (China)(f)	3.875%	9/29/2023	$2,248	$2,357,722
Baidu, Inc. (China)(f)	4.375%	5/14/2024	3,200	3,429,959
Expedia Group, Inc.†	6.25%	5/1/2025	4,161	4,726,210
Netflix, Inc.†	3.625%	6/15/2025	1,025	1,082,410
Netflix, Inc.	4.375%	11/15/2026	2,347	2,590,302
Uber Technologies, Inc.†	7.50%	5/15/2025	5,262	5,550,989
Uber Technologies, Inc.†	8.00%	11/1/2026	739	787,789
VeriSign, Inc.	4.75%	7/15/2027	7,645	7,966,434
VeriSign, Inc.	5.25%	4/1/2025	646	715,232
Weibo Corp. (China)(f)	3.50%	7/5/2024	1,000	1,030,749
Total				30,446,354

Iron-Steel 0.25%
Baffinland Iron Mines Corp./Baffinland Iron Mines LP (Canada)†(f)	8.75%	7/15/2026	2,491	2,602,273
CSN Resources SA (Brazil)†(f)	7.625%	4/17/2026	2,899	3,000,117
POSCO (South Korea)†(f)	2.375%	11/12/2022	450	456,534
Steel Dynamics, Inc.	5.00%	12/15/2026	2,152	2,199,140
Vale Overseas Ltd. (Brazil)(f)	6.25%	8/10/2026	1,059	1,206,656
Total				9,464,720

Leisure Time 0.16%
NCL Corp. Ltd.†	5.875%	3/15/2026	3,833	3,741,966
Royal Caribbean Cruises Ltd.†	11.50%	6/1/2025	1,851	2,069,104
Total				5,811,070

Lodging 0.36%
Hyatt Hotels Corp.	1.30%	10/1/2023	3,682	3,684,258
Hyatt Hotels Corp.	1.80%	10/1/2024	3,213	3,216,398
MGM Resorts International	5.75%	6/15/2025	2,573	2,720,600
MGM Resorts International	6.75%	5/1/2025	550	573,933
Travel + Leisure Co.	6.60%	10/1/2025	550	600,696
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.†	4.25%	5/30/2023	965	967,065
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.†	5.50%	3/1/2025	1,669	1,674,626
Total				13,437,576

Machinery-Diversified 0.28%
CNH Industrial NV (United Kingdom)(f)	4.50%	8/15/2023	767	809,619
Granite US Holdings Corp.†	11.00%	10/1/2027	2,910	3,169,601
Nvent Finance S.a.r.l. (Luxembourg)(f)	3.95%	4/15/2023	1,308	1,362,419
Wabtec Corp.	4.375%	8/15/2023	1,937	2,023,367

See Notes to Financial Statements.	255

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2021

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Machinery-Diversified (continued)
Westinghouse Air Brake Technologies Corp.	3.20%	6/15/2025	$113	$118,570
Westinghouse Air Brake Technologies Corp.	4.40%	3/15/2024	2,724	2,901,368
Total				10,384,944

Media 0.45%
CCO Holdings LLC/CCO Holdings Capital Corp.†	5.125%	5/1/2027	482	496,942
CCO Holdings LLC/CCO Holdings Capital Corp.†	5.50%	5/1/2026	47	48,581
DISH DBS Corp.	5.875%	7/15/2022	5,149	5,219,258
iHeartCommunications, Inc.	6.375%	5/1/2026	440	456,265
Nexstar Media, Inc.†	5.625%	7/15/2027	5,189	5,389,762
Univision Communications, Inc.†	5.125%	2/15/2025	2,802	2,845,291
Ziggo BV (Netherlands)†(f)	5.50%	1/15/2027	2,282	2,352,377
Total				16,808,476

Mining 1.51%
Alcoa Nederland Holding BV (Netherlands)†(f)	5.50%	12/15/2027	3,757	3,994,743
Alcoa Nederland Holding BV (Netherlands)†(f)	6.125%	5/15/2028	1,013	1,080,344
Anglo American Capital plc (United Kingdom)†(f)	3.625%	9/11/2024	4,500	4,750,034
Anglo American Capital plc (United Kingdom)†(f)	4.125%	9/27/2022	2,113	2,168,388
Anglo American Capital plc (United Kingdom)†(f)	4.875%	5/14/2025	1,542	1,698,817
First Quantum Minerals Ltd. (Canada)†(f)	7.25%	4/1/2023	5,450	5,559,082
First Quantum Minerals Ltd. (Zambia)†(f)	7.50%	4/1/2025	293	301,371
FMG Resources August 2006 Pty Ltd. (Australia)†(f)	5.125%	5/15/2024	2,501	2,639,843
Freeport-McMoRan, Inc.	3.875%	3/15/2023	117	120,531
Freeport-McMoRan, Inc.	4.55%	11/14/2024	858	919,287
Glencore Finance Canada Ltd. (Canada)†(f)	4.25%	10/25/2022	2,600	2,681,276
Glencore Funding LLC†	1.625%	4/27/2026	670	658,465
Glencore Funding LLC†	4.00%	4/16/2025	1,567	1,673,055
Glencore Funding LLC†	4.00%	3/27/2027	3,214	3,463,615
Glencore Funding LLC†	4.125%	5/30/2023	4,134	4,323,245
Glencore Funding LLC†	4.125%	3/12/2024	4,797	5,065,761
Glencore Funding LLC†	4.625%	4/29/2024	10,553	11,293,859
Kinross Gold Corp. (Canada)(f)	5.95%	3/15/2024	1,044	1,138,774
Novelis Corp.†	3.25%	11/15/2026	2,714	2,715,764
Total				56,246,254

Miscellaneous Manufacturing 0.01%
Gates Global LLC/Gates Corp.†	6.25%	1/15/2026	270	277,274

256	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2021

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Oil & Gas 4.68%
Callon Petroleum Co.	6.125%	10/1/2024	$1,000	$964,590
Cenovus Energy, Inc. (Canada)(f)	5.375%	7/15/2025	2,194	2,439,164
Comstock Resources, Inc.†	7.50%	5/15/2025	4,534	4,660,453
Continental Resources, Inc.†	2.268%	11/15/2026	2,035	2,013,012
Continental Resources, Inc.	3.80%	6/1/2024	7,037	7,344,165
Continental Resources, Inc.	4.50%	4/15/2023	2,153	2,226,008
Coterra Energy, Inc.†	4.375%	6/1/2024	1,878	1,997,096
CrownRock LP/CrownRock Finance, Inc.†	5.625%	10/15/2025	7,239	7,281,710
Devon Energy Corp.†	5.25%	9/15/2024	2,711	2,942,800
Devon Energy Corp.†	5.25%	10/15/2027	5,729	6,056,995
Devon Energy Corp.†	5.875%	6/15/2028	2,055	2,242,474
Devon Energy Corp.†	8.25%	8/1/2023	5,532	6,090,233
Diamondback Energy, Inc.	2.875%	12/1/2024	4,016	4,168,761
Diamondback Energy, Inc.	4.75%	5/31/2025	321	351,952
Endeavor Energy Resources LP/EER Finance, Inc.†	6.625%	7/15/2025	3,389	3,566,465
Eni SpA (Italy)†(f)	4.00%	9/12/2023	660	692,563
EQT Corp.†	3.125%	5/15/2026	486	486,452
EQT Corp.	6.625%	2/1/2025	1,980	2,212,541
Gazprom PJSC Via Gaz Capital SA (Luxembourg)†(f)	6.51%	3/7/2022	7,397	7,507,422
Hess Corp.	3.50%	7/15/2024	1,046	1,094,269
Laredo Petroleum, Inc.	9.50%	1/15/2025	3,016	3,007,118
Lukoil Capital DAC (Ireland)†(f)	2.80%	4/26/2027	1,200	1,187,728
Lukoil International Finance BV (Netherlands)†(f)	4.563%	4/24/2023	3,000	3,117,735
Lundin Energy Finance BV (Netherlands)†(f)	2.00%	7/15/2026	6,429	6,391,989
Magnolia Oil & Gas Operating LLC/Magnolia Oil & Gas Finance Corp.†	6.00%	8/1/2026	1,750	1,793,312
Matador Resources Co.	5.875%	9/15/2026	6,321	6,419,285
MEG Energy Corp. (Canada)†(f)	6.50%	1/15/2025	6,742	6,833,051
Murphy Oil Corp.	6.875%	8/15/2024	350	354,863
Newfield Exploration Co.	5.625%	7/1/2024	554	603,100
Occidental Petroleum Corp.	2.90%	8/15/2024	1,878	1,885,700
Occidental Petroleum Corp.	5.55%	3/15/2026	4,646	4,977,260
Occidental Petroleum Corp.	6.95%	7/1/2024	3,243	3,574,791
OGX Austria GmbH (Brazil)†(f)(g)	8.50%	6/1/2018	225	4
Parsley Energy LLC/Parsley Finance Corp.†	4.125%	2/15/2028	1,930	1,976,465
Parsley Energy LLC/Parsley Finance Corp.†	5.625%	10/15/2027	3,081	3,232,601
PDC Energy, Inc.	5.75%	5/15/2026	3,443	3,483,903
PDC Energy, Inc.	6.125%	9/15/2024	241	243,456

See Notes to Financial Statements.	257

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Oil & Gas (continued)
Petroleos Mexicanos (Mexico)(f)	3.764% (3 Mo. LIBOR + 3.65%	)#	3/11/2022	$2,776	$2,774,473
Petroleos Mexicanos (Mexico)(f)	4.25%		1/15/2025	1,650	1,643,672
Petroleos Mexicanos (Mexico)(f)	5.375%		3/13/2022	1,827	1,839,442
Petroleos Mexicanos (Mexico)†(f)	6.875%		10/16/2025	974	1,040,967
Petroleos Mexicanos (Mexico)(f)	6.875%		8/4/2026	3,301	3,506,784
PT Pertamina Persero (Indonesia)†(f)	4.875%		5/3/2022	2,000	2,032,089
Range Resources Corp.	9.25%		2/1/2026	5,697	6,127,893
Reliance Industries Ltd. (India)†(f)	5.40%		2/14/2022	1,350	1,361,736
Rosneft Oil Co. Via Rosneft International Finance DAC (Ireland)†(f)	4.199%		3/6/2022	11,950	12,024,843
Saudi Arabian Oil Co. (South Africa)†(f)	2.875%		4/16/2024	425	440,064
SM Energy Co.†	10.00%		1/15/2025	3,100	3,395,879
Suncor Energy Ventures Corp. (Canada)†(f)	4.50%		4/1/2022	12,375	12,415,613
Suncor Energy, Inc. (Canada)(f)	7.875%		6/15/2026	1,213	1,491,958
Tengizchevroil Finance Co. International Ltd. (Kazakhstan)†(f)	2.625%		8/15/2025	3,500	3,527,125
Valero Energy Corp.	2.85%		4/15/2025	2,000	2,076,660
Viper Energy Partners LP†	5.375%		11/1/2027	3,480	3,591,934
Total					174,712,618

Oil & Gas Services 0.06%
Oceaneering International, Inc.	4.65%		11/15/2024	2,076	2,111,271

Pharmaceuticals 0.35%
Bayer US Finance II LLC†	1.126% (3 Mo. LIBOR + 1.01%	)#	12/15/2023	1,325	1,337,914
Bayer US Finance II LLC†	3.375%		7/15/2024	3,000	3,129,756
Bayer US Finance II LLC†	3.875%		12/15/2023	4,207	4,420,378
Bayer US Finance II LLC†	4.25%		12/15/2025	3,750	4,084,740
Total					12,972,788

Pipelines 1.71%
Cheniere Corpus Christi Holdings LLC	5.875%		3/31/2025	10,180	11,345,906
Cheniere Corpus Christi Holdings LLC	7.00%		6/30/2024	3,102	3,448,421
Energy Transfer Operating LP	4.25%		3/15/2023	2,187	2,258,620
Energy Transfer Operating LP	5.875%		1/15/2024	1,193	1,286,262
Florida Gas Transmission Co. LLC†	3.875%		7/15/2022	10,740	10,869,542
MPLX LP	4.875%		12/1/2024	2,387	2,596,427
NOVA Gas Transmission Ltd. (Canada)(f)	7.875%		4/1/2023	500	543,988
ONEOK, Inc.	7.50%		9/1/2023	672	735,344

258	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Pipelines (continued)
Plains All American Pipeline LP / PAA Finance Corp.	3.85%		10/15/2023	$2,036	$2,119,726
Plains All American Pipeline LP/PAA Finance Corp.	4.50%		12/15/2026	2,500	2,735,235
Plains All American Pipeline LP/PAA Finance Corp.	4.65%		10/15/2025	3,900	4,258,880
Sabine Pass Liquefaction LLC	5.625%		4/15/2023	5,665	5,956,440
Sabine Pass Liquefaction LLC	5.75%		5/15/2024	3,694	4,036,174
Sabine Pass Liquefaction LLC	5.875%		6/30/2026	8,000	9,205,340
Texas Eastern Transmission LP†	2.80%		10/15/2022	223	225,523
Western Midstream Operating LP	2.222% (3 Mo. LIBOR + 2.10%	)#	1/13/2023	493	490,517
Western Midstream Operating LP	3.95%		6/1/2025	1,800	1,864,710
Total					63,977,055

REITS 1.34%
American Campus Communities Operating Partnership LP	3.30%		7/15/2026	2,785	2,966,495
Brixmor Operating Partnership LP	3.65%		6/15/2024	424	447,244
CyrusOne LP/CyrusOne Finance Corp.	2.90%		11/15/2024	2,150	2,234,108
EPR Properties	4.50%		4/1/2025	1,620	1,733,170
EPR Properties	4.50%		6/1/2027	5,750	6,146,483
EPR Properties	4.75%		12/15/2026	4,125	4,454,532
GLP Capital LP/GLP Financing II, Inc.	5.25%		6/1/2025	1,275	1,404,559
HAT Holdings I LLC/HAT Holdings II LLC†	3.375%		6/15/2026	2,299	2,266,308
HAT Holdings I LLC/HAT Holdings II LLC†	6.00%		4/15/2025	1,207	1,251,575
iStar, Inc.	5.50%		2/15/2026	4,428	4,577,733
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.†	5.25%		10/1/2025	1,345	1,354,751
MPT Operating Partnership LP/MPT Finance Corp.	5.00%		10/15/2027	7,000	7,315,805
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer†	7.50%		6/1/2025	1,416	1,489,533
SL Green Realty Corp.	4.50%		12/1/2022	1,530	1,566,756
Vornado Realty LP	2.15%		6/1/2026	1,350	1,355,985
Vornado Realty LP	3.50%		1/15/2025	3,565	3,740,824
WEA Finance LLC/Westfield UK & Europe Finance plc†	3.75%		9/17/2024	5,314	5,600,351
Total					49,906,212

Retail 0.22%
Arcos Dorados Holdings, Inc. (Uruguay)†(f)	5.875%		4/4/2027	300	309,877
Arcos Dorados Holdings, Inc. (Uruguay)†(f)	6.625%		9/27/2023	2,640	2,800,499
Bath & Body Works, Inc.†	9.375%		7/1/2025	443	538,759

See Notes to Financial Statements.	259

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2021

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Retail (continued)
Brinker International, Inc.†	5.00%	10/1/2024	$1,574	$1,659,602
Carvana Co.†	5.625%	10/1/2025	2,589	2,596,301
IRB Holding Corp.†	6.75%	2/15/2026	466	473,922
Total				8,378,960

Savings & Loans 0.09%
People’s United Financial, Inc.	3.65%	12/6/2022	3,276	3,348,451

Semiconductors 0.42%
Microchip Technology, Inc.†	0.972%	2/15/2024	5,640	5,589,889
Microchip Technology, Inc.	2.67%	9/1/2023	1,525	1,565,289
Microchip Technology, Inc.	4.25%	9/1/2025	579	601,509
Microchip Technology, Inc.	4.333%	6/1/2023	4,111	4,305,602
SK Hynix, Inc. (South Korea)†(f)	1.00%	1/19/2024	3,090	3,067,979
SK Hynix, Inc. (South Korea)†(f)	1.50%	1/19/2026	716	704,116
Total				15,834,384

Software 0.16%
Ascend Learning LLC†	6.875%	8/1/2025	3,677	3,748,536
Boxer Parent Co., Inc.†	9.125%	3/1/2026	708	740,773
VMware, Inc.	2.95%	8/21/2022	1,652	1,675,518
Total				6,164,827

Telecommunications 0.17%
Altice France SA (France)†(f)	8.125%	2/1/2027	6,033	6,441,525

Toys/Games/Hobbies 0.05%
Hasbro, Inc.	3.00%	11/19/2024	188	196,533
Mattel, Inc.	3.15%	3/15/2023	1,250	1,258,550
Mattel, Inc.†	3.375%	4/1/2026	341	346,777
Total				1,801,860

Transportation 0.12%
Indian Railway Finance Corp. Ltd. (India)(f)	3.73%	3/29/2024	568	595,204
Pelabuhan Indonesia III Persero PT (Indonesia)†(f)	4.50%	5/2/2023	1,220	1,274,192
Rumo Luxembourg S.a.r.l. (Luxembourg)†(f)	5.875%	1/18/2025	1,772	1,818,462
XPO Logistics, Inc.†	6.25%	5/1/2025	750	780,840
Total				4,468,698

Trucking & Leasing 0.01%
Fortress Transportation and Infrastructure Investors LLC†	6.50%	10/1/2025	512	522,880

260	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Water 0.08%
Aquarion Co.†	4.00%		8/15/2024	$2,955	$3,138,615
Total Corporate Bonds (cost $1,593,366,916)					1,588,172,289

FLOATING RATE LOANS(h) 6.49%

Advertising 0.06%
ABG Intermediate Holdings 2 LLC 2021 Term Loan B	4.00% (3 Mo. LIBOR + 3.25%	)	9/27/2024	2,421	2,415,971

Air Transportation 0.04%
AAdvantage Loyalty IP Ltd. 2021 Term Loan	5.50% (3 Mo. LIBOR + 4.75%	)	4/20/2028	820	844,410
American Airlines, Inc. 2017 Incremental Term Loan	2.089% (1 Mo. LIBOR + 2.00%	)	12/15/2023	282	275,570
American Airlines, Inc. 2018 Term Loan B	1.842% (1 Mo. LIBOR + 1.75%	)	6/27/2025	379	358,235
Total					1,478,215

Automotive 0.03%
Ford Motor Company Unsecured Term Loan	1.85% (1 Mo. LIBOR + 1.75%	)	12/31/2022	1,194	1,185,198

Building Materials 0.01%
Forterra Finance, LLC 2017 Term Loan B	4.00% (1 Mo. LIBOR + 3.00%	)	10/25/2023	367	367,227

Business Services 0.33%
APi Group DE, Inc. 2021 Incremental Term Loan B	–	(i)	10/7/2028	874	871,265
Global Payments, Inc. 2019 Term Loan	1.467% (1 Mo. LIBOR + 1.38%	)	7/9/2024	2,495	2,488,612
Syniverse Holdings, Inc. 2018 1st Lien Term Loan	6.00% (3 Mo. LIBOR + 5.00%	)	3/9/2023	2,845	2,840,366
Syniverse Holdings, Inc. 2018 2nd Lien Term Loan	–	(i)	3/11/2024	1,920	1,922,553
Trans Union, LLC 2019 Term Loan B5	1.84% (1 Mo. LIBOR + 1.75%	)	11/16/2026	4,084	4,030,817
Total					12,153,613

Chemicals 0.21%
Axalta Coating Systems US Holdings Inc. USD Term Loan B3	1.882% (3 Mo. LIBOR + 1.75%	)	6/1/2024	4,679	4,666,544
Nutrition & Biosciences, Inc. 3 Year Delayed Draw Term Loan	1.395% (3 Mo. LIBOR + 1.25%	)	1/17/2023	496	495,379

See Notes to Financial Statements.	261

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Chemicals (continued)
Nutrition & Biosciences, Inc. 5 Year Delayed Draw Term Loan	1.749% (3 Mo. LIBOR + 1.625%	)	1/17/2025	$2,878	$2,876,084
Total					8,038,007

Computer Software 0.56%
Applied Systems, Inc. 2017 1st Lien Term Loan	3.75% (Prime Rate + 2.25% (3Mo. LIBOR + 3.25%	) )	9/19/2024	3,940	3,932,861
Athenahealth, Inc. 2021 Term Loan B1	4.339% (1 Mo. LIBOR + 4.25% (3 Mo. LIBOR + 4.25%	) )	2/11/2026	2,729	2,729,938
McAfee, LLC 2018 USD Term Loan B	–	(i)	9/30/2024	4,909	4,908,800
Vmware, Inc. 3 Year Term Loan	1.05% (3 Mo. LIBOR + 8.75%	)	9/2/2024	9,514	9,505,420
Total					21,077,019

Drugs 0.10%
Change Healthcare Holdings LLC 2017 Term Loan B	3.50% (1 Mo. LIBOR + 2.50% (3 Mo. LIBOR + 2.50%	) )	3/1/2024	3,804	3,799,808

Entertainment 0.24%
Churchill Downs Incorporated 2017 Term Loan B	2.10% (1 Mo. LIBOR + 2.00%	)	12/27/2024	995	990,485
Scientific Games International, Inc. 2018 Term Loan B5	2.84% (1 Mo. LIBOR + 2.75%	)	8/14/2024	8,003	7,954,737
Total					8,945,222

Environmental Services 0.05%
Filtration Group Corporation 2018 1st Lien Term Loan	–	(i)	3/29/2025	2,060	2,037,155

Financial Services 0.28%
Delos Finance Sarl 2018 Term Loan B (Luxembourg)(f)	1.882% (3 Mo. LIBOR + 1.75%	)	10/6/2023	10,433	10,424,352

Food 0.14%
JBS USA Lux S.A. 2019 Term Loan B (Luxembourg)(f)	2.092% (1 Mo. LIBOR + 2.00%	)	5/1/2026	5,071	5,053,121

262	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Gaming 0.07%
GLP Capital L.P. 2020 Term Loan A2	1.589% (1 Mo. LIBOR + 1.50%	)	5/21/2023	$2,495	$2,476,002	(j)

Government 0.11%
Seminole Tribe of Florida 2018 Term Loan B	1.84% (1 Mo. LIBOR + 1.75%	)	7/8/2024	4,178	4,170,988

Health Care Services 0.71%
DaVita, Inc. 2020 Term Loan B	1.84% (1 Mo. LIBOR + 1.75%	)	8/12/2026	8,104	8,025,007
Humana Inc. Delayed Draw Term Loan	1.34% (1 Mo. LIBOR + 1.25%	)	5/28/2024	1,723	1,700,301	(j)
Humana Inc. Term Loan	–	(i)	10/30/2023	7,320	7,224,254	(j)
PPD, Inc. Initial Term Loan	2.50% (1 Mo. LIBOR + 2.00%	)	1/13/2028	9,726	9,716,250
Total					26,665,812

Insurance 0.10%
Asurion LLC 2018 Term Loan B6	3.215% (1 Mo. LIBOR + 3.13%	)	11/3/2023	3,716	3,706,589

Leasing 0.17%
Avolon TLB Borrower 1 (US) LLC Term Loan B3	2.50% (1 Mo. LIBOR + 1.75%	)	1/15/2025	6,538	6,520,058

Leisure 0.10%
Carnival Corporation USD Term Loan B (Panama)(f)	3.75% (1 Mo. LIBOR + 3.00%	)	6/30/2025	2,771	2,738,927
Life Time Fitness, Inc. 2021 Term Loan B	5.75% (3 Mo. LIBOR + 4.75%	)	12/16/2024	962	970,639
Total					3,709,566

Lodging 0.56%
Boyd Gaming Corporation Term Loan B3	2.328% (1 Wk. LIBOR + 2.25%	)	9/15/2023	3,753	3,749,815
Caesars Resort Collection, LLC 2017 1st Lien Term Loan B	2.84% (1 Mo. LIBOR + 2.75%	)	12/23/2024	5,625	5,576,627
Four Seasons Hotels Limited New 1st Lien Term Loan (Canada)(f)	2.00% (1 Mo. LIBOR + 2.00%	)	11/30/2023	4,165	4,144,299
Hilton Worldwide Finance, LLC 2019 Term Loan B2	1.842% (1 Mo. LIBOR + 1.75%	)	6/22/2026	7,375	7,281,183
Total					20,751,924

See Notes to Financial Statements.	263

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Machinery: Industrial/Specialty 0.20%
Welbilt, Inc. 2018 Term Loan B	2.59% (1 Mo. LIBOR + 2.50%	)	10/23/2025	$7,414	$7,386,936

Media 0.67%
Gray Television, Inc. 2021 Second Lien Bridge Term Loan(k)	–	(i)	8/12/2022	3,956	3,956,314	(j)
Meredith Corporation 2020 Term Loan B2	4.75%		1/31/2025	1,093	1,093,220
Nexstar Broadcasting, Inc. 2018 Term Loan A4	1.586% (1 Mo. LIBOR + 1.50%	)	10/26/2023	1,247	1,242,011
Nexstar Broadcasting, Inc. 2018 Term Loan B3	2.34% (1 Mo. LIBOR + 2.25%	)	1/17/2024	5,195	5,180,181
Nexstar Broadcasting, Inc. Term Loan A5	1.586% (1 Mo. LIBOR + 1.50%	)	9/19/2024	2,256	2,246,304
Nielsen Finance LLC USD Term Loan B4	2.089% (1 Mo. LIBOR + 2.00%	)	10/4/2023	7,126	7,117,332
Univision Communications Inc. Term Loan C5	3.75% (1 Mo. LIBOR + 2.75%	)	3/15/2024	4,044	4,037,355
Total					24,872,717

Miscellaneous 0.51%
Charter Communications Operating, LLC 2017 Term Loan A2	1.60% (1 Mo. LIBOR + 1.50%	)	3/31/2023	2,578	2,578,320
Charter Communications Operating, LLC 2019 Term Loan B1	1.85% (1 Mo. LIBOR + 1.75%	)	4/30/2025	14,799	14,748,203
Clean Harbors Inc. 2017 Term Loan B	1.84% (1 Mo. LIBOR + 1.75%	)	6/28/2024	777	776,535
WideOpenWest Finance LLC 2017 Term Loan B	4.25% (1 Mo. LIBOR + 3.25%	)	8/18/2023	783	782,497
Total					18,885,555

Oil 0.05%
Hess Corporation Term Loan	2.10% (1 Mo. LIBOR + 2.00%	)	3/16/2023	2,017	2,011,669

Oil: Crude Producers 0.26%
Buckeye Partners, L.P. 2021 Term Loan B	2.336% (1 Mo. LIBOR + 2.25%	)	11/1/2026	3,070	3,056,600
Cheniere Corpus Christi Holdings, LLC Delayed Draw Term Loan Tranche 2	1.84% (1 Mo. LIBOR + 1.75%	)	6/30/2024	6,478	6,476,153
Total					9,532,753

264	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Real Estate 0.11%
Crown Castle International Corporation 2016 Term Loan A	1.225% (1 Mo. LIBOR + 1.13%	)	6/21/2024	$1,911	$1,907,912
Invitation Homes Operating Partnership LP 2020 Term Loan A	1.09% (1 Mo. LIBOR + 1.00%	)	1/31/2025	2,246	2,245,570
Total					4,153,482

Retail 0.18%
BJ’s Wholesale Club, Inc. 2017 1st Lien Term Loan	2.089% (1 Mo. LIBOR + 0.02%	)	2/3/2024	4,453	4,450,248
Panera Bread Company Term Loan A	2.375% (1 Mo. LIBOR + 2.25%	)	7/18/2022	2,257	2,234,738
Total					6,684,986

Technology 0.10%
ProQuest LLC 2019 Term Loan	5.75%		10/23/2026	3,691	3,691,044

Telecommunications 0.24%
AT&T Inc. 2021 Delayed Draw Term Loan	1.091% (1 Mo. LIBOR + 1.00%	)	3/23/2022	4,950	4,952,648	(j)
CenturyLink, Inc. 2020 Term Loan A	2.09% (1 Mo. LIBOR + 2.00%	)	1/31/2025	3,171	3,156,322
NeuStar, Inc. 2018 Term Loan B4	–	(i)	8/8/2024	772	772,596
Total					8,881,566

Transportation: Miscellaneous 0.30%
XPO Logistics, Inc. 2018 Term Loan B	1.831% (1 Mo. LIBOR + 1.75%	)	2/24/2025	11,148	11,077,460
Total Floating Rate Loans (cost $242,898,667)					242,154,015

FOREIGN GOVERNMENT OBLIGATIONS(f) 0.25%

Egypt 0.10%
Republic of Egypt	6.125%		1/31/2022	375	376,187
Republic of Egypt†	6.125%		1/31/2022	3,190	3,200,096
Total					3,576,283

Indonesia 0.01%
Perusahaan Penerbit SBSN†	3.75%		3/1/2023	405	420,497

Kenya 0.09%
Republic of Kenya†	6.875%		6/24/2024	3,170	3,366,778

See Notes to Financial Statements.	265

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Morocco 0.04%
Morocco Government International Bond†	4.25%		12/11/2022	$1,500	$1,536,819

Romania 0.01%
Republic of Romania†	4.875%		1/22/2024	432	460,942
Total Foreign Government Obligations (cost $9,443,920)					9,361,319

GOVERNMENT SPONSORED ENTERPRISES COLLATERALIZED MORTGAGE OBLIGATIONS 0.02%
Federal Home Loan Mortgage Corp. K061 X1 IO	0.297%	#(l)	11/25/2026	14,837	126,511
Federal Home Loan Mortgage Corp. Q001 XA	2.141%	#(l)	2/25/2032	1,296	136,810
Government National Mortgage Assoc. 2013-171 IO	0.545%	#(l)	6/16/2054	370	26,229
Government National Mortgage Assoc. 2013-193 IO	0.32%	#(l)	1/16/2055	99	8,556
Government National Mortgage Assoc. 2014-112 A	3.00%	#(l)	1/16/2048	170	173,468
Government National Mortgage Assoc. 2014-15 IO	0.266%	#(l)	8/16/2054	333	17,244
Government National Mortgage Assoc. 2014-64 IO	0.794%	#(l)	12/16/2054	2,225	128,562
Government National Mortgage Assoc. 2015-19 AD	2.90%		10/16/2055	29	29,412
Total Government Sponsored Enterprises Collateralized Mortgage Obligations (cost $1,292,657)					646,792

GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS 0.06%
Federal Home Loan Mortgage Corp.	1.89% (12 Mo. LIBOR + 1.64%	)#	11/1/2043	314	328,501
Federal Home Loan Mortgage Corp.	2.031% (12 Mo. LIBOR + 1.66%	)#	2/1/2038	119	125,768
Federal Home Loan Mortgage Corp.	2.033% (12 Mo. LIBOR + 1.72%	)#	4/1/2037	31	32,999
Federal Home Loan Mortgage Corp.	2.051% (12 Mo. LIBOR + 1.78%	)#	12/1/2036	85	90,210
Federal Home Loan Mortgage Corp.	2.107% (12 Mo. LIBOR + 1.80%	)#	10/1/2038	23	23,831
Federal Home Loan Mortgage Corp.	2.123% (12 Mo. LIBOR + 1.79%	)#	5/1/2036	27	28,779
Federal Home Loan Mortgage Corp.	2.217% (12 Mo. LIBOR + 1.92%	)#	9/1/2036	87	92,081
Federal Home Loan Mortgage Corp.	2.258% (12 Mo. LIBOR + 1.96%	)#	2/1/2037	77	81,892	(c)
Federal National Mortgage Assoc.	1.786% (12 Mo. LIBOR + 1.52%	)#	10/1/2035	87	90,609
Federal National Mortgage Assoc.	1.836% (12 Mo. LIBOR + 1.51%	)#	3/1/2039	54	56,353
Federal National Mortgage Assoc.	1.861% (12 Mo. LIBOR + 1.56%	)#	6/1/2038	68	71,928
Federal National Mortgage Assoc.	1.911% (12 Mo. LIBOR + 1.64%	)#	9/1/2038	61	64,500
Federal National Mortgage Assoc.	1.914% (12 Mo. LIBOR + 1.62%	)#	8/1/2037	7	7,339

266	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS (continued)
Federal National Mortgage Assoc.	1.981% (12 Mo. LIBOR + 1.66%	)#	8/1/2038	$18	$18,431
Federal National Mortgage Assoc.	2.054% (12 Mo. LIBOR + 1.80%	)#	10/1/2040	20	21,235
Federal National Mortgage Assoc.	2.075% (12 Mo. LIBOR + 1.79%	)#	3/1/2042	347	366,030
Federal National Mortgage Assoc.	2.10% (12 Mo. LIBOR + 1.80%	)#	12/1/2040	77	81,020
Federal National Mortgage Assoc.	2.137% (12 Mo. LIBOR + 1.81%	)#	12/1/2040	33	35,114
Federal National Mortgage Assoc.	2.17% (12 Mo. LIBOR + 1.81%	)#	4/1/2040	34	35,841
Federal National Mortgage Assoc.	2.19% (12 Mo. LIBOR + 1.88%	)#	12/1/2038	31	33,397
Federal National Mortgage Assoc.	2.267% (1 Yr. Treasury CMT + 2.17%	)#	3/1/2038	9	9,243
Federal National Mortgage Assoc.	2.322% (1 Yr. Treasury CMT + 2.21%	)#	1/1/2038	47	50,492
Federal National Mortgage Assoc.	2.722% (12 Mo. LIBOR + 1.60%	)#	12/1/2045	117	122,508
Federal National Mortgage Assoc.	2.735% (12 Mo. LIBOR + 1.60%	)#	12/1/2045	355	371,719
Federal National Mortgage Assoc.	2.776% (12 Mo. LIBOR + 1.60%	)#	10/1/2045	100	104,375
Total Government Sponsored Enterprises Pass-Throughs (cost $2,317,891)					2,344,195

MUNICIPAL BONDS 0.02%

Miscellaneous
New York Transportation Development Corp.	1.36%		12/1/2021	110	110,000
New York Transportation Development Corp.	1.61%		12/1/2022	110	110,784
State of Illinois	4.95%		6/1/2023	587	614,551
Total Municipal Bonds (cost $815,800)					835,335

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 16.78%
Angel Oak Mortgage Trust 2020-1 A1†	2.466%	#(l)	12/25/2059	216	216,450
Angel Oak Mortgage Trust 2020-6 A1†	1.261%	#(l)	5/25/2065	242	242,197
Angel Oak Mortgage Trust 2021-4 A1†	1.035%	#(l)	1/20/2065	3,011	2,984,625
Angel Oak Mortgage Trust 2021-6 A1†	1.458%	#(l)	9/25/2066	4,946	4,915,888
AOA 2021-1177 Mortgage Trust A†	0.964% (1 Mo. LIBOR + .87%	)#	10/15/2038	12,075	12,079,084
Atrium Hotel Portfolio Trust 2017-ATRM B†	1.59% (1 Mo. LIBOR + 1.50%	)#	12/15/2036	842	834,775

See Notes to Financial Statements.	267

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Atrium Hotel Portfolio Trust 2018-ATRM B†	1.52% (1 Mo. LIBOR + 1.43%	)#	6/15/2035	$907	$899,365
Atrium Hotel Portfolio Trust 2018-ATRM C†	1.74% (1 Mo. LIBOR + 1.65%	)#	6/15/2035	288	284,907
Bayview MSR Opportunity Master Fund Trust 2021-INV4 A11†	0.90% (1 Mo. SOFR + .85%	)#	10/25/2051	9,865	9,811,717
BBCMS Mortgage Trust 2018-TALL A†	0.812% (1 Mo. LIBOR + .72%	)#	3/15/2037	3,400	3,367,873
BBCMS Mortgage Trust 2018-TALL C†	1.211% (1 Mo. LIBOR + 1.12%	)#	3/15/2037	3,350	3,221,921
BBCMS Trust 2015-VFM A1†	2.466%		3/10/2036	246	247,671
BBCMS Trust 2015-VFM X IO X†	0.465%	#(l)	3/12/2036	84,801	864,967
BBCMS Trust 2018-BXH A†	1.089% (1 Mo. LIBOR + 1.00%	)#	10/15/2037	1,492	1,494,294
BB-UBS Trust 2012-TFT B†	3.678%	#(l)	6/5/2030	2,149	2,022,702
BB-UBS Trust 2012-TFT C†	3.678%	#(l)	6/5/2030	3,000	2,633,902
BDS Ltd. 2021-FL8 A†	1.009% (1 Mo. LIBOR + .92%	)#	1/18/2036	4,910	4,883,977
Benchmark Mortgage Trust 2021 B23 A2	1.62%		2/15/2054	400	397,321
BFLD 2019-DPLO A†	1.18% (1 Mo. LIBOR + 1.09%	)#	10/15/2034	2,780	2,779,549
BFLD 2019-DPLO E†	2.33% (1 Mo. LIBOR + 2.24%	)#	10/15/2034	6,100	5,989,600
BHMS 2018-ATLS A†	1.34% (1 Mo. LIBOR + 1.25%	)#	7/15/2035	2,640	2,644,560
BHMS 2018-ATLS C†	1.99% (1 Mo. LIBOR + 1.90%	)#	7/15/2035	12,254	12,222,779
BHMS 2018-ATLS D†	2.34% (1 Mo. LIBOR + 2.25%	)#	7/15/2035	8,630	8,562,652
BWAY Mortgage Trust 2013-1515 XB IO†	0.534%	#(l)	3/10/2033	47,800	605,578
BWAY Mortgage Trust 2015-1740 C†	3.342%		1/10/2035	3,350	3,309,344
BX 2021-MFM1 A†	0.79% (1 Mo. LIBOR + .70%	)#	1/15/2034	140	139,604
BX Commercial Mortgage Trust 2019-IMC A†	1.089% (1 Mo. LIBOR + 1.00%	)#	4/15/2034	5,881	5,874,960
BX Commercial Mortgage Trust 2019-XL D†	1.54% (1 Mo. LIBOR + 1.45%	)#	10/15/2036	5,287	5,275,409
BX Commercial Mortgage Trust 2021-ACNT A†	0.95% (1 Mo. LIBOR + .85%	)#	11/15/2026	6,750	6,743,806
BX Commercial Mortgage Trust 2021-ACNT D†	1.95% (1 Mo. LIBOR + 1.85%	)#	11/15/2026	2,840	2,840,204

268	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
BX Commercial Mortgage Trust 2021-XL2 A†	0.779% (1 Mo. LIBOR + .69%	)#	10/15/2038	$6,110	$6,088,960
BX Trust 2017-SLCT D†	2.14% (1 Mo. LIBOR + 2.05%	)#	7/15/2034	721	722,027
BX Trust 2017-SLCT F†	4.34% (1 Mo. LIBOR + 4.25%	)#	7/15/2034	1,939	1,953,119
BX Trust 2018-GW A†	0.89% (1 Mo. LIBOR + .80%	)#	5/15/2035	8,200	8,196,870
BX Trust 2021-ARIA E†	2.335% (1 Mo. LIBOR + 2.24%	)#	10/15/2036	10,070	10,040,048
BX Trust 2021-ARIA F†	2.684% (1 Mo. LIBOR + 2.59%	)#	10/15/2036	3,320	3,311,242
BX Trust 2021-RISE A†(a)	0.848% (1 Mo. LIBOR + .75%	)#	11/15/2036	14,300	14,434,274
BXHPP Trust 2021-FILM A†	0.74% (1 Mo. LIBOR + .65%	)#	8/15/2036	13,000	12,964,555
BXHPP Trust 2021-FILM B†	0.99% (1 Mo. LIBOR + .90%	)#	8/15/2036	6,380	6,350,567
CFCRE Commercial Mortgage Trust 2016-C4 XA IO	1.798%	#(l)	5/10/2058	937	55,004
CFCRE Commercial Mortgage Trust 2016-C6 XA IO	1.24%	#(l)	11/10/2049	2,641	119,025
CFCRE Commercial Mortgage Trust 2016-C7 XA IO	0.828%	#(l)	12/10/2054	3,572	110,025
CFCRE Commercial Mortgage Trust 2018-TAN A†	4.236%		2/15/2033	3,500	3,590,419
CGRBS Commercial Mortgage Trust 2013-VN05 A†	3.369%		3/13/2035	1,000	1,022,784
CHT 2017-COSMO Mortgage Trust F†	3.831% (1 Mo. LIBOR + 3.74%	)#	11/15/2036	2,800	2,807,718
CHT Mortgage Trust 2017-CSMO B†	1.489% (1 Mo. LIBOR + 1.40%	)#	11/15/2036	2,768	2,770,749
Citigroup Commercial Mortgage Trust 2014-GC23 XB IO	0.304%	#(l)	7/10/2047	3,452	19,457
Citigroup Commercial Mortgage Trust 2015-GC31 XA IO	0.477%	#(l)	6/10/2048	5,558	62,686
COLT Mortgage Loan Trust 2021-2 A1†	0.924%	#(l)	8/25/2066	6,900	6,847,545
Commercial Mortgage Pass-Through Certificates 2010-C1 C†	5.807%	#(l)	7/10/2046	5	5,195
Commercial Mortgage Pass-Through Certificates 2012-CR1 B	4.612%		5/15/2045	4,600	4,617,060
Commercial Mortgage Pass-Through Certificates 2012-CR3 B†	3.922%		10/15/2045	617	611,590
Commercial Mortgage Pass-Through Certificates 2012-CR4 XA IO	1.839%	#(l)	10/15/2045	4,259	41,223
Commercial Mortgage Pass-Through Certificates 2012-LTRT A1†	2.15%		10/5/2030	157	156,801

See Notes to Financial Statements.	269

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Commercial Mortgage Pass-Through Certificates 2012-LTRT A2†	3.40%		10/5/2030	$1,080	$1,074,564
Commercial Mortgage Pass-Through Certificates 2013-CR7 XA IO	1.32%	#(l)	3/10/2046	4,281	50,243
Commercial Mortgage Pass-Through Certificates 2013-CR8 XA IO	0.426%	#(l)	6/10/2046	11,079	40,950
Commercial Mortgage Pass-Through Certificates 2013-GAM A2†	3.367%		2/10/2028	86	85,181
Commercial Mortgage Pass-Through Certificates 2013-SFS A1†	1.873%		4/12/2035	161	161,459
Commercial Mortgage Pass-Through Certificates 2014-CR19 XA IO	1.111%	#(l)	8/10/2047	2,251	47,406
Commercial Mortgage Pass-Through Certificates 2016-CD1 XA IO	1.524%	#(l)	8/10/2049	848	43,957
Commercial Mortgage Pass-Through Certificates 2020-SBX A†	1.67%		1/10/2038	255	254,600
Credit Suisse Mortgage Capital Certificates	1.24%		11/15/2038	16,330	16,489,591
Credit Suisse Mortgage Capital Certificates 2016-NXSR XB IO XB	0.248%	#(l)	12/15/2049	20,135	240,156
Credit Suisse Mortgage Capital Certificates 2017-MOON B†	3.303%	#(l)	7/10/2034	200	201,117
Credit Suisse Mortgage Capital Certificates 2020-AFC1 A1†	2.24%	#(l)	2/25/2050	576	578,504
Credit Suisse Mortgage Capital Certificates 2020-SPT1 A1†	1.616%		4/25/2065	292	293,098
Credit Suisse Mortgage Capital Certificates Trust 2014-USA X1 IO†	0.686%	#(l)	9/15/2037	39,135	691,234
Credit Suisse Mortgage Capital Certificates Trust 2017-PFHP A†	1.04% (1 Mo. LIBOR + .95%	)#	12/15/2030	502	502,230
Credit Suisse Mortgage Capital Certificates Trust 2021-ADV A†	1.49% (1 Mo. LIBOR + 1.40%	)#	7/15/2038	6,130	6,141,075
Credit Suisse Mortgage Capital Certificates Trust 2021-AFC1 A1†	0.83%	#(l)	3/25/2056	709	702,645
Credit Suisse Mortgage Capital Certificates Trust 2021-NQM1 A1†	0.809%	#(l)	5/25/2065	3,692	3,683,703
Credit Suisse Mortgage Capital Certificates Trust 2021-NQM3 A1†	1.015%	#(l)	4/25/2066	1,219	1,210,196
CSAIL Commercial Mortgage Trust 2015-C2 XB IO XB†	0.119%	#(l)	6/15/2057	82,732	142,299

270	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
CSAIL Commercial Mortgage Trust 2016-C7 XA IO	1.09%	#(l)	11/15/2049	$4,250	$155,780
CSMC 2021-NQM6 A1†	1.174%	#(l)	7/25/2066	6,733	6,686,979
CSMC 2021-NQM6 A2†	1.379%	#(l)	7/25/2066	4,409	4,378,564
CSMC 2021-NQM7 A1†	1.756%	#(l)	10/25/2066	3,291	3,279,936
CSMC 2021-NQM7 A3†	2.064%	#(l)	10/25/2066	1,196	1,192,296
DBGS 2021-W52 Mortgage Trust C†	2.391% (1 Mo. LIBOR + 2.30%	)#	10/15/2036	9,905	10,012,454
DBGS Mortgage Trust 2018 5BP A†	0.885% (1 Mo. LIBOR + .80%	)#	6/15/2033	1,120	1,119,487
DBGS Mortgage Trust 2018-BIOD A†	0.893% (1 Mo. LIBOR + .80%	)#	5/15/2035	1,259	1,258,919
DBGS Mortgage Trust 2021-W52 A†	1.486% (1 Mo. LIBOR + 1.39%	)#	10/15/2036	4,750	4,801,507
DBJPM Mortgage Trust 2016-C3 XA IO	1.584%	#(l)	8/10/2049	9,411	533,283
DBWF Mortgage Trust 2015-LCM A1†	2.998%		6/10/2034	270	272,606
DBWF Mortgage Trust 2015-LCM XA†	0.537%	#(l)	6/10/2034	540	5,681
DBWF Mortgage Trust 2016-85T XA IO XA†	0.116%	#(l)	12/10/2036	61,529	150,746
DBWF Mortgage Trust 2018-AMXP B†	4.122%	#(l)	5/5/2035	1,500	1,501,355
DBWF Mortgage Trust 2018-AMXP C†	3.956%	#(l)	5/5/2035	1,000	999,005
DBWF Mortgage Trust 2018-GLKS A†	1.119% (1 Mo. LIBOR + 1.03%	)#	12/19/2030	2,989	2,993,324
Deephaven Residential Mortgage Trust 2020-1 A1†	2.339%	#(l)	1/25/2060	296	296,646
Deephaven Residential Mortgage Trust 2021-3 A1†	1.194%	#(l)	8/25/2066	6,709	6,677,280
Ellington Financial Mortgage Trust 2021-1 A1†	0.797%	#(l)	2/25/2066	161	160,014
ELP Commercial Mortgage Trust 2021-ELP D†	1.619% (1 Mo. LIBOR + 1.52%	)#	11/15/2038	2,470	2,463,510
EQUS Mortgage Trust 2021-EQAZ B†	1.19% (1 Mo. LIBOR + 1.10%	)#	10/15/2038	2,640	2,629,978
EQUS Mortgage Trust 2021-EQAZ C†	1.44% (1 Mo. LIBOR + 1.35%	)#	10/15/2038	8,270	8,239,696
EQUS Mortgage Trust 2021-EQAZ D†	1.74% (1 Mo. LIBOR + 1.65%	)#	10/15/2038	3,970	3,956,217
Extended Stay America Trust 2021-ESH E†	2.94% (1 Mo. LIBOR + 2.85%	)#	7/15/2038	5,472	5,497,948
Fontainebleau Miami Beach Trust 2019-FBLU A†	3.144%		12/10/2036	761	784,383
Fontainebleau Miami Beach Trust 2019-FBLU B†	3.447%		12/10/2036	335	344,240
Freddie Mac STACR REMIC Trust 2021-DNA5 M2†	1.70% (1 Mo. SOFR + 1.65%	)#	1/25/2034	5,385	5,416,299
Freddie Mac STACR REMIC Trust 2021-HQA3 M1†	0.90% (1 Mo. SOFR + .85%	)#	9/25/2041	2,925	2,928,023

See Notes to Financial Statements.	271

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
GCAT Trust 2020-NQM1 A1†	2.247%		1/25/2060	$168	$168,060
Great Wolf Trust 2019-WOLF B†	1.424% (1 Mo. LIBOR + 1.33%	)#	12/15/2036	10,000	9,950,261
Great Wolf Trust 2019-WOLF C†	1.723% (1 Mo. LIBOR + 1.63%	)#	12/15/2036	2,945	2,927,079
Great Wolf Trust 2019-WOLF E†	2.822% (1 Mo. LIBOR + 2.73%	)#	12/15/2036	2,620	2,541,534
GS Mortgage Securities Corp. II 2012-TMSQ A†	3.007%		12/10/2030	1,300	1,316,610
GS Mortgage Securities Corp. II 2021-ARDN A†	1.35% (1 Mo. LIBOR + 1.25%	)#	11/15/2026	11,500	11,407,926
GS Mortgage Securities Corp. Trust 2017-GPTX A†	2.856%		5/10/2034	1,159	1,156,139
GS Mortgage Securities Corp. Trust 2017-GPTX B†	3.104%		5/10/2034	1,060	1,048,018
GS Mortgage Securities Corp. Trust 2017-SLP A†	3.419%		10/10/2032	1,300	1,321,595
GS Mortgage Securities Corp. Trust 2017-STAY A†	1.44% (1 Mo. LIBOR + 1.35%	)#	7/15/2032	888	889,699
GS Mortgage Securities Corp. Trust 2017-STAY B†	1.69% (1 Mo. LIBOR + 1.60%	)#	7/15/2032	313	313,970
GS Mortgage Securities Corp. Trust 2017-STAY C†	1.94% (1 Mo. LIBOR + 1.85%	)#	7/15/2032	225	225,351
GS Mortgage Securities Corp. Trust 2018-RIVR A†	1.04% (1 Mo. LIBOR + .95%	)#	7/15/2035	2,356	2,341,697
GS Mortgage Securities Corp. Trust 2019-70P B†	1.41% (1 Mo. LIBOR + 1.32%	)#	10/15/2036	657	644,292
GS Mortgage Securities Corp. Trust 2021-RENT B†	1.191% (1 Mo. LIBOR + 1.10%	)#	11/21/2035	16,021	15,963,060
GS Mortgage Securities Corp. Trust 2021-ROSS A†	1.24% (1 Mo. LIBOR + 1.15%	)#	5/15/2026	5,000	5,013,503
GS Mortgage Securities Corp. Trust 2021-ROSS H†	5.99% (1 Mo. LIBOR + 5.90%	)#	5/15/2026	560	564,806
GS Mortgage Securities Trust 2012-GCJ7 B	4.74%		5/10/2045	259	262,122
GS Mortgage Securities Trust 2012-GCJ9 XA IO	2.076%	#(l)	11/10/2045	1,317	12,276
GS Mortgage Securities Trust 2013-G1 A2†	3.557%	#(l)	4/10/2031	2,584	2,586,156
GS Mortgage Securities Trust 2013-GC12 B	3.777%	#(l)	6/10/2046	3,450	3,548,779
GS Mortgage Securities Trust 2013-GC12 XA IO	1.531%	#(l)	6/10/2046	17,531	254,869
GS Mortgage Securities Trust 2015-GS1 XA IO	0.908%	#(l)	11/10/2048	1,037	27,514
HMH Trust 2017-NSS A†	3.062%		7/5/2031	974	975,694
HMH Trust 2017-NSS B†	3.343%		7/5/2031	629	616,970
HMH Trust 2017-NSS C†	3.787%		7/5/2031	469	460,490
HMH Trust 2017-NSS D†	4.723%		7/5/2031	618	609,012

272	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
HONO Mortgage Trust 2021-LULU A†	1.24% (1 Mo. LIBOR + 1.15%	)#	10/15/2036	$13,950	$13,974,224
Hudson Yards 2016-10HY Mortgage Trust A†	2.835%		8/10/2038	6,310	6,567,363
Hudsons Bay Simon JV Trust 2015-HB7 B7†	4.666%		8/5/2034	1,200	1,090,377
Hudsons Bay Simon JV Trust 2015-HB7 D7†	5.331%	#(l)	8/5/2034	559	425,074
Hudsons Bay Simon JV Trust 2015-HBFL CFL†	2.886% (1 Mo. LIBOR + 2.80%	)#	8/5/2034	1,961	1,686,676
Irvine Core Office Trust 2013-IRV A2†	3.279%	#(l)	5/15/2048	1,532	1,576,172
JP Morgan Chase Commercial Mortgage Securities Trust 2020-MKST E†	2.34% (1 Mo. LIBOR + 2.25%	)#	12/15/2036	5,800	5,636,229
JPMorgan Chase Commercial Mortgage Securities Corp. 2018 AON XA IO XA†	0.639%	#(l)	7/5/2031	129,394	965,654
JPMorgan Chase Commercial Mortgage Securities Corp. 2018 AON XB IO XB†	0.308%	#(l)	7/5/2031	50,413	144,847
JPMorgan Chase Commercial Mortgage Securities Corp. 2018-AON A†	4.128%		7/5/2031	9,500	9,899,743
JPMorgan Chase Commercial Mortgage Securities Trust 2012-C6 B	4.819%	#(l)	5/15/2045	253	255,695
JPMorgan Chase Commercial Mortgage Securities Trust 2012-WLDN A†	3.905%		5/5/2030	5,625	4,829,843
JPMorgan Chase Commercial Mortgage Securities Trust 2012-WLDN B†	4.488%	#(l)	5/5/2030	1,254	899,045	(c)
JPMorgan Chase Commercial Mortgage Securities Trust 2013-C10 XA IO	1.076%	#(l)	12/15/2047	7,765	61,014
JPMorgan Chase Commercial Mortgage Securities Trust 2013-C12 XA IO	0.562%	#(l)	7/15/2045	4,418	22,395
JPMorgan Chase Commercial Mortgage Securities Trust 2013-LC11 XA IO	1.369%	#(l)	4/15/2046	1,248	15,245
JPMorgan Chase Commercial Mortgage Securities Trust 2014-C24 XA IO	1.011%	#(l)	11/15/2047	2,406	46,984
JPMorgan Chase Commercial Mortgage Securities Trust 2014-DSTY A†	3.429%		6/10/2027	5,000	2,825,000
JPMorgan Chase Commercial Mortgage Securities Trust 2014-DSTY XA IO†	0.503%	#(l)	6/10/2027	2,906	116
JPMorgan Chase Commercial Mortgage Securities Trust 2014-DSTY XB IO†	0.16%	#(l)	6/10/2027	1,292	13
JPMorgan Chase Commercial Mortgage Securities Trust 2015-C29 XA IO	0.759%	#(l)	5/15/2048	1,590	27,739
JPMorgan Chase Commercial Mortgage Securities Trust 2016-JP4 XA IO	0.765%	#(l)	12/15/2049	3,385	78,719

See Notes to Financial Statements.	273

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Chase Commercial Mortgage Securities Trust 2016-NINE A†	2.949%	#(l)	9/6/2038	$4,340	$4,520,226
JPMorgan Chase Commercial Mortgage Securities Trust 2017-JP7 XA IO	1.184%	#(l)	9/15/2050	8,160	347,619
JPMorgan Chase Commercial Mortgage Securities Trust 2017-MARK B†	3.795%		6/5/2032	608	607,801
JPMorgan Chase Commercial Mortgage Securities Trust 2017-MARK C†	4.171%	#(l)	6/5/2032	452	449,410
JPMorgan Chase Commercial Mortgage Securities Trust 2017-MARK X IO X†	0.661%	#(l)	6/5/2032	32,692	43,281
JPMorgan Chase Commercial Mortgage Securities Trust 2018 WPT XBFX IO XBFX†	0.555%	#(l)	7/5/2033	95,152	560,445
JPMorgan Chase Commercial Mortgage Securities Trust 2018-LAQ B†	1.39% (1 Mo. LIBOR + 1.30%	)#	6/15/2032	997	997,539
JPMorgan Chase Commercial Mortgage Securities Trust 2018-LAQ C†	1.69% (1 Mo. LIBOR + 1.60%	)#	6/15/2032	804	803,999
JPMorgan Chase Commercial Mortgage Securities Trust 2018-PTC A†	1.54% (1 Mo. LIBOR + 1.45%	)#	4/15/2031	658	651,042
JPMorgan Chase Commercial Mortgage Securities Trust 2018-PTC B†	2.24% (1 Mo. LIBOR + 2.15%	)#	4/15/2031	449	445,204
JPMorgan Chase Commercial Mortgage Securities Trust 2018-PTC C†	2.64% (1 Mo. LIBOR + 2.55%	)#	4/15/2031	332	329,637
JPMorgan Chase Commercial Mortgage Securities Trust 2018-WPT AFL†	1.286% (1 Mo. LIBOR + 1.20%	)#	7/5/2033	901	902,498
JPMorgan Chase Commercial Mortgage Securities Trust 2018-WPT AFX†	4.248%		7/5/2033	4,760	4,965,441
JPMorgan Chase Commercial Mortgage Securities Trust 2018-WPT CFL†	1.986% (1 Mo. LIBOR + 1.90%	)#	7/5/2033	323	323,903
KIND Trust 2021-KIND A†	1.04% (1 Mo. LIBOR + .95%	)#	8/15/2038	6,110	6,122,169
KKR Industrial Portfolio Trust 2021-KDIP A†	0.64% (1 Mo. LIBOR + .55%	)#	12/15/2037	423	418,947
Life 2021-BMR Mortgage Trust 2021-BMR A†	0.79% (1 Mo. LIBOR + .70%	)#	3/15/2038	5,400	5,395,782
LSTAR Commercial Mortgage Trust 2016-4 XA IO†	1.92%	#(l)	3/10/2049	1,207	44,853

274	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
LSTAR Commercial Mortgage Trust 2016-4 XB IO XB†	0.787%	#(l)	3/10/2049	$19,753	$496,788
LSTAR Commercial Mortgage Trust 2017-5 A2†	2.776%		3/10/2050	280	279,916
LSTAR Commercial Mortgage Trust 2017-5 A3†	4.50%		3/10/2050	2,100	2,165,404
LUXE Trust 2021-TRIP C†	1.84% (1 Mo. LIBOR + 1.75%	)#	10/15/2038	1,000	1,002,120
MF1 Ltd. 2020-FL3 B†	3.912% (1 Mo. SOFR + 3.86%	)#	7/15/2035	2,305	2,333,686
Morgan Stanley Bank of America Merrill Lynch Trust XA	0.698%	#(l)	7/15/2050	5,559	95,711
Morgan Stanley Bank of America Merrill Lynch Trust 2012-CKSV A2†	3.277%		10/15/2030	2,090	2,079,509
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C8 B	3.659%	#(l)	12/15/2048	1,000	1,020,121
Morgan Stanley Bank of America Merrill Lynch Trust 2016-C29 A4	3.325%		5/15/2049	1,000	1,063,242
Morgan Stanley Bank of America Merrill Lynch Trust 2016-C31 XA IO	1.462%	#(l)	11/15/2049	4,302	214,220
Morgan Stanley Capital Barclays Bank Trust 2016-MART XCP IO XCP†	Zero Coupon	#(l)	9/13/2031	188,074	2
Morgan Stanley Capital I Trust 2012-C4 XA IO†	2.002%	#(l)	3/15/2045	3,781	185
Morgan Stanley Capital I Trust 2012-STAR A1†	2.084%		8/5/2034	142	142,409
Morgan Stanley Capital I Trust 2014-150E A†	3.912%		9/9/2032	11,430	12,010,754
Morgan Stanley Capital I Trust 2016-UB11 XA IO	1.634%	#(l)	8/15/2049	4,000	212,252
Mortgage Repurchase Agreement Financing Trust Series 2021-S1 A1†	0.591% (1 Mo. LIBOR + .50%	)#	9/10/2022	9,500	9,511,832
Motel Trust 2021-MTL6 D†	2.19% (1 Mo. LIBOR + 2.10%	)#	9/15/2038	4,385	4,386,334
Motel Trust 2021-MTL6 E†	2.79% (1 Mo. LIBOR + 2.70%	)#	9/15/2038	5,150	5,152,793
MRA Issuance Trust 2021-8 A2Y†	Zero Coupon	#(l)	5/15/2022	31,300	31,533,091	(c)
MSCG Trust 2015-ALDR A1†	2.612%		6/7/2035	262	265,965
New Residential Mortgage Loan Trust 2020-NQM1 A1†	2.464%	#(l)	1/26/2060	216	217,104
NYO Commercial Mortgage Trust 2021-1290 A†	1.175% (1 Mo. LIBOR + 1.10%	)#	11/15/2038	10,340	10,321,369
One New York Plaza Trust 2020-1NYP A†	1.04% (1 Mo. LIBOR + .95%	)#	1/15/2026	5,000	4,996,921
One New York Plaza Trust 2020-1NYP AJ†	1.34% (1 Mo. LIBOR + 1.25%	)#	1/15/2026	3,250	3,255,837

See Notes to Financial Statements.	275

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
One New York Plaza Trust 2020-1NYP B†	1.59% (1 Mo. LIBOR + 1.50%	)#	1/15/2026	$1,990	$1,997,007
PFP Ltd. 2019-6 A†	1.141% (1 Mo. LIBOR + 1.05%	)#	4/14/2037	513	511,864
PFP Ltd. 2021-7 A†	0.94% (1 Mo. LIBOR + .85%	)#	4/14/2038	5,790	5,764,121
RBS Commercial Funding, Inc. Trust 2013-GSP A†	3.961%	#(l)	1/15/2032	592	615,878
Ready Capital Mortgage Financing LLC 2021-FL6 A†	1.042% (1 Mo. LIBOR + .95%	)#	7/25/2036	6,200	6,210,354
ReadyCap Commercial Mortgage Trust 2018-4 A†	3.39%		2/27/2051	784	798,960
ReadyCap Commercial Mortgage Trust 2019-6 A†	2.833%		10/25/2052	651	658,949
Residential Mortgage Loan Trust 2020-1 A1†	2.376%	#(l)	1/26/2060	151	151,866
SFO Commercial Mortgage Trust 2021 555 A†	1.24% (1 Mo. LIBOR + 1.15%	)#	5/15/2038	1,750	1,753,007
SLIDE 2018-FUN A†	1.24% (1 Mo. LIBOR + 1.15%	)#	6/15/2031	3,206	3,201,410
SLIDE 2018-FUN B†	1.59% (1 Mo. LIBOR + 1.50%	)#	6/15/2031	321	317,774
SLIDE 2018-FUN C†	1.89% (1 Mo. LIBOR + 1.80%	)#	6/15/2031	252	248,597
SLIDE 2018-FUN D†	2.19% (1 Mo. LIBOR + 2.10%	)#	6/15/2031	7,463	7,322,317
SLIDE 2018-FUN XCP IO XCP†	Zero Coupon	#(l)	12/15/2020	33,631	336
SREIT Trust 2021-MFP A†	0.831% (1 Mo. LIBOR + .73%	)#	11/15/2038	11,500	11,451,618
SREIT Trust 2021-MFP D†	1.678% (1 Mo. LIBOR + 1.58%	)#	11/15/2038	2,500	2,490,957
Starwood Mortgage Residential Trust 2020-1 A1†	2.275%	#(l)	2/25/2050	247	248,580
Starwood Mortgage Residential Trust 2021-2 A1†	0.943%	#(l)	5/25/2065	2,555	2,543,931
Structured Asset Securities Corp. 2006-3H 1A3	5.75%		12/25/2035	34	35,310
UBS-BAMLL Trust 2012-WRM A†	3.663%		6/10/2030	1,250	1,253,883
UBS-Barclays Commercial Mortgage Trust 2012-C2 A4	3.525%		5/10/2063	305	307,254
UBS-Barclays Commercial Mortgage Trust 2013-C5 B†	3.649%	#(l)	3/10/2046	635	638,067
UBS-Barclays Commercial Mortgage Trust 2013-C5 XA†	1.038%	#(l)	3/10/2046	8,429	52,164
UBS-Barclays Commercial Mortgage Trust 2013-C6 XA IO†	1.232%	#(l)	4/10/2046	16,211	147,707

276	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
VASA Trust 2021-VASA B†	1.34% (1 Mo. LIBOR + 1.25%	)#	7/15/2039	$6,000	$6,011,394
Verus Securitization Trust 2020-1 A1†	2.417%		1/25/2060	242	243,322
Verus Securitization Trust 2020-4 A1†	1.502%		5/25/2065	311	311,497
Verus Securitization Trust 2020-5 A1†	1.218%		5/25/2065	251	250,744
Verus Securitization Trust 2021-1 A1†	0.815%	#(l)	1/25/2066	525	520,340
Verus Securitization Trust 2021-3 A1†	1.046%	#(l)	6/25/2066	3,780	3,752,245
Verus Securitization Trust 2021-5 A1†	1.013%	#(l)	9/25/2066	3,858	3,808,621
Verus Securitization Trust 2021-R2 A1†	0.918%	#(l)	2/25/2064	902	899,732
Verus Securitization Trust 2021-R3 A1†	1.02%	#(l)	4/25/2064	1,611	1,604,192
Waikiki Beach Hotel Trust 2019-WBM D†	2.119% (1 Mo. LIBOR + 2.03%	)#	12/15/2033	1,100	1,093,092
Wells Fargo Commercial Mortgage Trust 2010-C1 C IO XB	0.095%	#(l)	6/15/2048	58,000	96,187
Wells Fargo Commercial Mortgage Trust 2015-C29 XA IO	0.745%	#(l)	6/15/2048	3,373	62,824
Wells Fargo Commercial Mortgage Trust 2016-BNK1 XA IO	1.863%	#(l)	8/15/2049	1,655	109,253
Wells Fargo Commercial Mortgage Trust 2016-C32 A4	3.56%		1/15/2059	1,000	1,070,997
Wells Fargo Commercial Mortgage Trust 2016-LC24 XB IO XB	1.127%	#(l)	10/15/2049	7,057	308,035
West Town Mall Trust 2017-KNOX B†	4.322%		7/5/2030	679	680,420
West Town Mall Trust 2017-KNOX C†	4.491%	#(l)	7/5/2030	500	497,370
West Town Mall Trust 2017-KNOX D†	4.491%	#(l)	7/5/2030	625	619,119
West Town Mall Trust 2017-KNOX B IO X†	0.515%	#(l)	7/5/2030	33,747	14,744
WF-RBS Commercial Mortgage Trust 2012-C2 XA IO†	1.436%	#(l)	6/15/2045	9,541	12,095
WF-RBS Commercial Mortgage Trust 2012-C7 A2	3.431%		6/15/2045	790	794,653
WF-RBS Commercial Mortgage Trust 2012-C7 B	4.881%	#(l)	6/15/2045	300	288,629
WF-RBS Commercial Mortgage Trust 2013-C11 AS	3.311%		3/15/2045	1,166	1,190,003
WF-RBS Commercial Mortgage Trust 2013-C13 XA IO†	1.314%	#(l)	5/15/2045	8,867	107,418
WF-RBS Commercial Mortgage Trust 2014-C21 XB IO	0.791%	#(l)	8/15/2047	15,000	244,531
ZH Trust 2021-2 A†	2.349%		10/17/2027	7,790	7,723,512	(c)
Total Non-Agency Commercial Mortgage-Backed Securities (cost $632,584,293)					626,560,878

See Notes to Financial Statements.	277

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2021

Investments	Exercise Price		Expiration Date	Shares (000)			Fair Value
RIGHTS 0.00%

Oil & Gas
Dommo Energia SA*(e)	0.70%		12/23/2021	BRL	5		$37

	Interest Rate		Maturity Date	Principal Amount (000)

U.S. TREASURY OBLIGATIONS 11.07%
U.S. Treasury Bill	Zero Coupon		1/27/2022		$64,321		64,316,672
U.S. Treasury Inflation Indexed Note	0.125%		10/15/2026		70,263		76,734,271
U.S. Treasury Note	0.125%		8/31/2023		12,380		12,304,559
U.S. Treasury Note	0.375%		10/31/2023		206,269		205,721,098
U.S. Treasury Note	1.125%		10/31/2026		54,275		54,207,156
Total U.S. Treasury Obligations (cost $413,798,927)							413,283,756

	Exercise Price		Expiration Date	Shares (000)

WARRANTS 0.00%

Miscellaneous Financials
Sable Permian Resources†*(g)	$ –	(m)	2/1/2024		–	(d)	11,592
UTEX Industries, Inc.*	$114.76		12/3/2025		–	(d)	695
Total Warrants (cost $2,805)							12,287
Total Long-Term Investments (cost $3,580,176,515)							3,565,993,873

	Interest Rate		Maturity Date	Principal Amount (000)

SHORT-TERM INVESTMENTS 4.03%

COMMERCIAL PAPER 1.17%

Chemicals 0.21%
FMC Corp.	0.456%		12/30/2021		$4,031		4,029,539
FMC Corp.	0.507%		12/30/2021		3,846		3,844,451
Total							7,873,990

Computers 0.27%
Fidelity National Information Services, Inc.	0.233%		12/8/2021		10,000		9,999,553

Electronics 0.36%
Flex Ltd.	0.385%		12/7/2021		13,633		13,632,136

278	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2021

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Finance 0.19%
Brookfield Infrastructure Holdings Canada, Inc.	0.254%	12/7/2021	$7,000	$6,999,708

Retail 0.14%
Autonation, Inc	0.223%	12/1/2021	5,225	5,225,000
Total Commercial Paper (cost $43,730,387)				43,730,387

REPURCHASE AGREEMENTS 2.86%
Repurchase Agreement dated 11/30/2021, 0.00% due 12/1/2021 with Fixed Income Clearing Corp. collateralized by $108,975,600 of U.S. Treasury Note at 0.50% due 11/30/2023; value: $108,941,600; proceeds: $106,805,451 (cost $106,805,451)			106,805	106,805,451
Total Short-Term Investments (cost $150,535,838)				150,535,838
Total Investments in Securities 99.53% (cost $3,730,712,353)				3,716,529,711
Less Unfunded Loan Commitments (0.11%) (cost $3,956,314)(n)				(3,956,314)
Net Investments in Securities 99.42% (cost $3,726,756,039)				3,712,573,397
Other Assets and Liabilities – Net(o) 0.58%				21,445,540
Net Assets 100.00%				$3,734,018,937

BRL	Brazilian Real.
CMT	Constant Maturity Rate.
IO	Interest Only.
LIBOR	London Interbank Offered Rate.
PIK	Payment-in-kind.
SOFR	Secured Over Night Financing Rate.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At November 30, 2021, the total value of Rule 144A securities was $1,983,958,131, which represents 53.13% of net assets.
#	Variable rate security. The interest rate represents the rate in effect at November 30, 2021.
*	Non-income producing security.
(a)	Securities purchased on a when-issued basis (See Note 2(j)).
(b)	Variable Rate is Fixed to Float: Rate remains fixed or at Zero Coupon until designated future date.
(c)	Level 3 Investment as described in Note 2(t) in the Notes to Financials. Security valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.
(d)	Amount represents less than 1,000 shares.
(e)	Investment in non-U.S. dollar denominated securities.
(f)	Foreign security traded in U.S. dollars.
(g)	Defaulted (non-income producing security).
(h)	Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the London Interbank Offered Rate (“LIBOR”) or the prime rate offered by major U.S. banks. The rate(s) shown is the rate(s) in effect at November 30, 2021.
(i)	Interest rate to be determined.
(j)	Level 3 Investment as described in Note 2(t) in the Notes to Financials. Floating Rate Loans categorized as Level 3 are valued based on a single quotation obtained from a dealer. Accounting principles generally accepted in the United States of America do not require the Fund to create quantitative unobservable inputs that were not developed by the Fund. Therefore, the Fund does not have access to unobservable inputs and cannot disclose such inputs in the valuation.

See Notes to Financial Statements.	279

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2021

(k)	Security partially/fully unfunded. See Note (2(o)).
(l)	Interest rate is based on the weighted average interest rates of the underlying mortgages within the mortgage pool.
(m)	Cashless strike price.
(n)	See Note (2(o)).
(o)	Other Assets and Liabilities - Net include net unrealized appreciation/depreciation on futures contracts and swaps as follows:

Centrally Cleared Interest Rate Swap Contracts at November 30, 2021:

Central Clearingparty	Periodic Payments to be Made By The Fund (Quarterly)	Periodic Payments to be Received By The Fund (Quarterly)	Termination Date	Notional Amount	Value/ Unrealized Appreciation
Bank of America(1)	0.173%	3-Month USD SOFR Index	10/21/2025	$165,637	$4,927
Bank of America(1)	0.049%	3-Month USD SOFR Index	10/21/2022	593,263	722
Unrealized Appreciation on Centrally Cleared Interest Rate Swap Contracts					$5,649

Central Clearingparty	Periodic Payments to be Made By The Fund (Quarterly)	Periodic Payments to be Received By The Fund (Quarterly)	Termination Date	Notional Amount	Unrealized Depreciation
Bank of America(1)	3-Month USD FedFunds Index	0.051%	10/21/2022	$593,263	$(913)
Bank of America(1)	3-Month USD FedFunds Index	0.184%	10/21/2025	165,637	(5,056)
Unrealized Depreciation on Centrally Cleared Interest Rate Swap Contracts					$(5,969)

(1)	Central clearinghouse: Chicago Mercantile Exchange (CME).

280	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2021

Open Consumer Price Index (“CPI”) Centrally Cleared Swaps at November 30, 2021:

Swap Counterparty	Payments to be Made By The Fund at Termination Date	Payments to be Received By The Fund at Termination Date	Termination Date	Notional Amount	Value/ Unrealized Appreciation
Bank of America	0.400%	CPI Urban Consumer NSA	3/25/2025	$20,000,000	$3,003,057
Bank of America	0.690%	CPI Urban Consumer NSA	4/1/2025	20,000,000	2,714,173
Bank of America	0.760%	CPI Urban Consumer NSA	3/31/2025	15,000,000	1,982,581
Bank of America	0.903%	CPI Urban Consumer NSA	4/7/2025	15,000,000	1,880,968
Bank of America	1.675%	CPI Urban Consumer NSA	1/13/2022	20,000,000	873,576
Bank of America	1.756%	CPI Urban Consumer NSA	11/15/2024	10,000,000	827,619
Bank of America	1.888%	CPI Urban Consumer NSA	10/2/2029	5,000,000	604,105
Bank of America	1.918%	CPI Urban Consumer NSA	6/14/2029	10,000,000	1,089,977
Bank of America	1.935%	CPI Urban Consumer NSA	9/1/2029	5,000,000	605,434
Bank of America	1.953%	CPI Urban Consumer NSA	10/15/2029	7,000,000	796,525
Bank of America	1.964%	CPI Urban Consumer NSA	11/27/2029	5,000,000	559,059
Bank of America	1.976%	CPI Urban Consumer NSA	12/2/2028	10,000,000	1,050,748
Bank of America	1.980%	CPI Urban Consumer NSA	10/14/2029	5,000,000	556,345
Bank of America	2.030%	CPI Urban Consumer NSA	5/3/2022	15,000,000	768,151
Bank of America	2.085%	CPI Urban Consumer NSA	12/10/2028	10,000,000	958,467
Bank of America	2.107%	CPI Urban Consumer NSA	2/21/2031	5,000,000	487,743
Bank of America	2.112%	CPI Urban Consumer NSA	12/8/2029	5,000,000	487,012
Bank of America	2.113%	CPI Urban Consumer NSA	12/29/2027	5,000,000	439,113
Bank of America	2.119%	CPI Urban Consumer NSA	4/12/2022	25,000,000	1,129,576
Bank of America	2.119%	CPI Urban Consumer NSA	2/11/2031	15,000,000	1,422,008
Bank of America	2.229%	CPI Urban Consumer NSA	1/6/2033	5,000,000	465,297
Bank of America	2.269%	CPI Urban Consumer NSA	10/30/2030	10,000,000	715,263
Bank of America	2.285%	CPI Urban Consumer NSA	5/31/2028	10,000,000	624,722
Bank of America	2.295%	CPI Urban Consumer NSA	1/15/2046	5,000,000	488,633
Bank of America	2.302%	CPI Urban Consumer NSA	1/11/2033	5,000,000	416,659

See Notes to Financial Statements.	281

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2021

Swap Counterparty	Payments to be Made By The Fund at Termination Date	Payments to be Received By The Fund at Termination Date	Termination Date	Notional Amount	Value/ Unrealized Appreciation
Bank of America	2.309%	CPI Urban Consumer NSA	1/19/2033	$5,000,000	$411,176
Bank of America	2.310%	CPI Urban Consumer NSA	6/1/2028	10,000,000	601,171
Bank of America	2.335%	CPI Urban Consumer NSA	11/17/2036	8,000,000	517,975
Bank of America	2.335%	CPI Urban Consumer NSA	11/21/2036	10,000,000	646,047
Bank of America	2.340%	CPI Urban Consumer NSA	3/23/2032	5,000,000	298,663
Bank of America	2.341%	CPI Urban Consumer NSA	8/27/2028	10,000,000	547,069
Bank of America	2.343%	CPI Urban Consumer NSA	9/11/2028	10,000,000	549,007
Bank of America	2.344%	CPI Urban Consumer NSA	3/15/2029	5,000,000	278,839
Bank of America	2.345%	CPI Urban Consumer NSA	8/14/2028	10,000,000	539,400
Bank of America	2.353%	CPI Urban Consumer NSA	6/6/2028	10,000,000	551,710
Bank of America	2.355%	CPI Urban Consumer NSA	3/8/2032	10,000,000	585,613
Bank of America	2.358%	CPI Urban Consumer NSA	7/25/2028	10,000,000	526,748
Bank of America	2.363%	CPI Urban Consumer NSA	3/21/2032	5,000,000	279,519
Bank of America	2.363%	CPI Urban Consumer NSA	1/23/2033	5,000,000	295,708
Bank of America	2.363%	CPI Urban Consumer NSA	1/25/2033	5,000,000	295,908
Bank of America	2.365%	CPI Urban Consumer NSA	1/30/2038	10,000,000	564,387
Bank of America	2.370%	CPI Urban Consumer NSA	4/18/2030	25,000,000	1,350,123
Bank of America	2.370%	CPI Urban Consumer NSA	2/28/2038	5,000,000	276,575
Bank of America	2.375%	CPI Urban Consumer NSA	8/9/2028	10,000,000	504,839
Bank of America	2.377%	CPI Urban Consumer NSA	7/21/2034	20,000,000	1,094,518
Bank of America	2.379%	CPI Urban Consumer NSA	9/21/2028	15,000,000	767,951
Bank of America	2.380%	CPI Urban Consumer NSA	7/6/2028	10,000,000	512,206
Bank of America	2.380%	CPI Urban Consumer NSA	7/17/2028	15,000,000	759,073
Bank of America	2.384%	CPI Urban Consumer NSA	10/1/2028	10,000,000	511,134
Bank of America	2.385%	CPI Urban Consumer NSA	8/6/2028	25,000,000	1,232,291
Bank of America	2.390%	CPI Urban Consumer NSA	6/14/2028	45,000,000	2,282,818

282	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2021

Swap Counterparty	Payments to be Made By The Fund at Termination Date	Payments to be Received By The Fund at Termination Date	Termination Date	Notional Amount	Value/ Unrealized Appreciation
Bank of America	2.390%	CPI Urban Consumer NSA	8/3/2028	$10,000,000	$486,046
Bank of America	2.393%	CPI Urban Consumer NSA	5/11/2028	10,000,000	487,354
Bank of America	2.396%	CPI Urban Consumer NSA	10/9/2028	10,000,000	500,757
Bank of America	2.400%	CPI Urban Consumer NSA	4/26/2030	10,000,000	495,986
Bank of America	2.408%	CPI Urban Consumer NSA	5/21/2028	5,000,000	240,651
Bank of America	2.410%	CPI Urban Consumer NSA	3/15/2031	5,000,000	339,372
Bank of America	2.410%	CPI Urban Consumer NSA	4/12/2036	5,000,000	313,487
Bank of America	2.420%	CPI Urban Consumer NSA	9/27/2037	15,000,000	442,573
Bank of America	2.420%	CPI Urban Consumer NSA	4/23/2041	10,000,000	551,849
Bank of America	2.425%	CPI Urban Consumer NSA	3/16/2031	20,000,000	1,322,543
Bank of America	2.429%	CPI Urban Consumer NSA	7/27/2036	20,000,000	866,044
Bank of America	2.434%	CPI Urban Consumer NSA	3/23/2031	10,000,000	648,934
Bank of America	2.437%	CPI Urban Consumer NSA	9/7/2037	10,000,000	294,519
Bank of America	2.439%	CPI Urban Consumer NSA	4/13/2033	10,000,000	612,996
Bank of America	2.439%	CPI Urban Consumer NSA	8/17/2041	10,000,000	288,240
Bank of America	2.440%	CPI Urban Consumer NSA	3/18/2033	15,000,000	934,639
Bank of America	2.443%	CPI Urban Consumer NSA	4/14/2033	10,000,000	607,585
Bank of America	2.443%	CPI Urban Consumer NSA	3/26/2036	10,000,000	576,941
Bank of America	2.446%	CPI Urban Consumer NSA	4/6/2041	5,000,000	251,560
Bank of America	2.453%	CPI Urban Consumer NSA	4/19/2036	10,000,000	548,474
Bank of America	2.457%	CPI Urban Consumer NSA	4/9/2031	10,000,000	615,509
Bank of America	2.459%	CPI Urban Consumer NSA	3/29/2033	10,000,000	593,193
Bank of America	2.463%	CPI Urban Consumer NSA	4/16/2031	10,000,000	604,791
Bank of America	2.463%	CPI Urban Consumer NSA	8/27/2033	20,000,000	680,702
Bank of America	2.468%	CPI Urban Consumer NSA	4/28/2031	10,000,000	592,298
Bank of America	2.468%	CPI Urban Consumer NSA	4/7/2033	10,000,000	577,987

See Notes to Financial Statements.	283

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2021

Swap Counterparty	Payments to be Made By The Fund at Termination Date	Payments to be Received By The Fund at Termination Date	Termination Date	Notional Amount	Value/ Unrealized Appreciation
Bank of America	2.470%	CPI Urban Consumer NSA	4/7/2033	$10,000,000	$575,281
Bank of America	2.474%	CPI Urban Consumer NSA	3/22/2031	10,000,000	605,771
Bank of America	2.475%	CPI Urban Consumer NSA	3/19/2031	10,000,000	604,323
Bank of America	2.475%	CPI Urban Consumer NSA	4/21/2036	20,000,000	1,013,152
Bank of America	2.476%	CPI Urban Consumer NSA	4/27/2031	15,000,000	877,265
Bank of America	2.477%	CPI Urban Consumer NSA	6/11/2036	10,000,000	445,883
Bank of America	2.480%	CPI Urban Consumer NSA	4/1/2033	5,000,000	282,949
Bank of America	2.481%	CPI Urban Consumer NSA	7/29/2033	15,000,000	593,030
Bank of America	2.481%	CPI Urban Consumer NSA	8/12/2036	15,000,000	448,501
Bank of America	2.483%	CPI Urban Consumer NSA	4/26/2031	10,000,000	578,486
Bank of America	2.484%	CPI Urban Consumer NSA	6/25/2030	20,000,000	1,000,200
Bank of America	2.484%	CPI Urban Consumer NSA	4/6/2033	15,000,000	836,539
Bank of America	2.489%	CPI Urban Consumer NSA	9/9/2034	20,000,000	513,773
Bank of America	2.493%	CPI Urban Consumer NSA	6/28/2030	25,000,000	1,215,675
Bank of America	2.496%	CPI Urban Consumer NSA	3/31/2031	15,000,000	862,701
Bank of America	2.496%	CPI Urban Consumer NSA	3/30/2033	10,000,000	542,906
Bank of America	2.498%	CPI Urban Consumer NSA	9/1/2036	20,000,000	421,330
Bank of America	2.502%	CPI Urban Consumer NSA	9/29/2034	20,000,000	418,479
Bank of America	2.507%	CPI Urban Consumer NSA	5/10/2041	10,000,000	328,707
Bank of America	2.510%	CPI Urban Consumer NSA	6/30/2030	20,000,000	928,296
Bank of America	2.513%	CPI Urban Consumer NSA	6/17/2029	25,000,000	1,213,198
Bank of America	2.513%	CPI Urban Consumer NSA	6/18/2029	30,000,000	1,448,595
Bank of America	2.520%	CPI Urban Consumer NSA	4/29/2031	15,000,000	801,020
Bank of America	2.521%	CPI Urban Consumer NSA	5/21/2046	13,000,000	258,395
Bank of America	2.522%	CPI Urban Consumer NSA	5/28/2036	15,000,000	587,903
Bank of America	2.525%	CPI Urban Consumer NSA	10/1/2035	30,000,000	438,634

284	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2021

Swap Counterparty	Payments to be Made By The Fund at Termination Date	Payments to be Received By The Fund at Termination Date	Termination Date	Notional Amount	Value/ Unrealized Appreciation
Bank of America	2.534%	CPI Urban Consumer NSA	5/5/2032	$10,000,000	$492,172
Bank of America	2.536%	CPI Urban Consumer NSA	5/5/2032	10,000,000	489,391
Bank of America	2.540%	CPI Urban Consumer NSA	9/15/2034	20,000,000	346,759
Bank of America	2.545%	CPI Urban Consumer NSA	9/14/2034	15,000,000	252,328
Bank of America	2.554%	CPI Urban Consumer NSA	6/8/2031	15,000,000	679,370
Bank of America	2.559%	CPI Urban Consumer NSA	6/1/2030	20,000,000	941,959
Bank of America	2.560%	CPI Urban Consumer NSA	4/30/2031	15,000,000	733,683
Bank of America	2.560%	CPI Urban Consumer NSA	6/2/2031	20,000,000	914,573
Bank of America	2.564%	CPI Urban Consumer NSA	6/15/2029	30,000,000	1,331,023
Bank of America	2.564%	CPI Urban Consumer NSA	6/7/2033	20,000,000	780,642
Bank of America	2.565%	CPI Urban Consumer NSA	5/6/2031	10,000,000	478,810
Bank of America	2.566%	CPI Urban Consumer NSA	5/28/2031	15,000,000	686,466
Bank of America	2.571%	CPI Urban Consumer NSA	6/4/2033	20,000,000	774,783
Bank of America	2.581%	CPI Urban Consumer NSA	5/4/2031	25,000,000	1,161,952
Bank of America	2.585%	CPI Urban Consumer NSA	5/12/2036	15,000,000	446,924
Bank of America	2.586%	CPI Urban Consumer NSA	6/3/2031	15,000,000	639,392
Bank of America	2.593%	CPI Urban Consumer NSA	5/17/2036	10,000,000	281,851
Bank of America	2.623%	CPI Urban Consumer NSA	5/11/2031	10,000,000	411,101
Bank of America	2.748%	CPI Urban Consumer NSA	10/8/2027	50,000,000	579,930
Bank of America	2.854%	CPI Urban Consumer NSA	10/14/2027	50,000,000	235,310
Bank of America	2.354%	CPI Urban Consumer NSA	3/6/2032	5,000,000	295,370
Unrealized Appreciation on CPI Centrally Cleared Swaps					$86,997,090

See Notes to Financial Statements.	285

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2021

Open Consumer Price Index (“CPI”) Centrally Cleared Swaps at November 30, 2021:

Swap Counterparty	Payments to be Made By The Fund at Termination Date	Payments to be Received By The Fund at Termination Date	Termination Date	Notional Amount	Value/ Unrealized Depreciation
Bank of America	2.638%	CPI Urban Consumer	11/15/2051	$35,000,000	$(2,273,692)	(2)
Bank of America	2.714%	CPI Urban Consumer	10/20/2034	25,000,000	(285,050)
Bank of America	2.788%	CPI Urban Consumer	6/8/2026	5,000,000	(514,010)
Bank of America	2.823%	CPI Urban Consumer	10/22/2029	50,000,000	(35,516)
Bank of America	CPI Urban Consumer	1.668%	6/30/2026	7,000,000	(907,675)
Bank of America	CPI Urban Consumer	1.818%	8/28/2022	60,000,000	(4,124,899)
Bank of America	CPI Urban Consumer	1.924%	4/10/2022	10,000,000	(557,857)
Bank of America	CPI Urban Consumer	1.935%	6/9/2022	10,000,000	(589,647)
Bank of America	CPI Urban Consumer	2.032%	11/30/2023	30,000,000	(1,756,382)
Bank of America	CPI Urban Consumer	2.036%	11/21/2022	10,000,000	(530,678)
Bank of America	CPI Urban Consumer	2.054%	12/5/2022	10,000,000	(509,136)
Unrealized Depreciation on CPI Centrally Cleared Swaps					$(12,084,542)

(2)	Includes upfront payment of $54,960.

Open Consumer Price Index (“CPI”) OTC Swaps at November 30, 2021:

Swap Counterparty	Payments to be Made By The Fund at Termination Date	Payments to be Received By The Fund at Termination Date	Termination Date	Notional Amount	Value/ Unrealized Appreciation
Bank of America	1.676%	CPI Urban Consumer NSA	8/4/2026	$15,000,000	$1,896,094
Bank of America	1.747%	CPI Urban Consumer NSA	8/22/2026	20,000,000	2,349,997
Bank of America	2.080%	CPI Urban Consumer NSA	4/22/2025	10,000,000	660,283
Bank of America	2.100%	CPI Urban Consumer NSA	4/26/2025	10,000,000	664,119
Bank of America	2.144%	CPI Urban Consumer NSA	7/24/2029	10,000,000	899,350
Bank of America	2.148%	CPI Urban Consumer NSA	7/31/2029	10,000,000	897,270
Bank of America	2.213%	CPI Urban Consumer NSA	10/25/2032	5,000,000	454,916
Bank of America	2.275%	CPI Urban Consumer NSA	1/6/2026	20,000,000	1,122,898
Bank of America	2.298%	CPI Urban Consumer NSA	4/5/2029	5,000,000	304,440
Bank of America	2.301%	CPI Urban Consumer NSA	3/28/2029	5,000,000	302,986

286	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2021

Swap Counterparty	Payments to be Made By The Fund at Termination Date	Payments to be Received By The Fund at Termination Date	Termination Date	Notional Amount	Value/ Unrealized Appreciation
Bank of America	2.345%	CPI Urban Consumer NSA	2/13/2029	$30,000,000	$1,716,657
Bank of America	2.348%	CPI Urban Consumer NSA	3/10/2032	5,000,000	298,072
Bank of America	2.360%	CPI Urban Consumer NSA	2/8/2029	10,000,000	552,893
Bank of America	2.360%	CPI Urban Consumer NSA	2/15/2029	10,000,000	550,098
Bank of America	2.363%	CPI Urban Consumer NSA	2/1/2038	5,000,000	284,049
Bank of America	2.370%	CPI Urban Consumer NSA	1/26/2029	5,000,000	269,735
Bank of America	2.370%	CPI Urban Consumer NSA	2/27/2029	10,000,000	531,077
Bank of America	2.376%	CPI Urban Consumer NSA	2/26/2038	5,000,000	266,577
Bank of America	2.380%	CPI Urban Consumer NSA	1/13/2029	10,000,000	518,191
Bank of America	2.380%	CPI Urban Consumer NSA	1/18/2029	10,000,000	523,014
Bank of America	2.398%	CPI Urban Consumer NSA	1/24/2029	10,000,000	499,666
Bank of America	2.398%	CPI Urban Consumer NSA	2/12/2033	5,000,000	261,293
Barclays Bank plc	1.874%	CPI Urban Consumer NSA	4/11/2026	10,000,000	1,051,932
Barclays Bank plc	1.944%	CPI Urban Consumer NSA	3/22/2041	5,000,000	923,095
Barclays Bank plc	1.960%	CPI Urban Consumer NSA	2/5/2025	10,000,000	636,389
Barclays Bank plc	2.128%	CPI Urban Consumer NSA	6/22/2025	10,000,000	603,800
Barclays Bank plc	2.158%	CPI Urban Consumer NSA	12/2/2024	10,000,000	630,950
Barclays Bank plc	2.159%	CPI Urban Consumer NSA	11/25/2024	15,000,000	948,648
Barclays Bank plc	2.205%	CPI Urban Consumer NSA	12/9/2024	15,000,000	878,753
Barclays Bank plc	2.207%	CPI Urban Consumer NSA	1/11/2025	20,000,000	1,154,858
Barclays Bank plc	2.223%	CPI Urban Consumer NSA	12/30/2023	30,000,000	1,511,725
Barclays Bank plc	2.228%	CPI Urban Consumer NSA	12/5/2024	15,000,000	849,852
Barclays Bank plc	2.354%	CPI Urban Consumer NSA	12/23/2031	10,000,000	599,608
Barclays Bank plc	2.393%	CPI Urban Consumer NSA	12/13/2031	5,000,000	266,016
Barclays Bank plc	2.410%	CPI Urban Consumer NSA	2/1/2032	10,000,000	499,238
Deutsche Bank AG	1.698%	CPI Urban Consumer NSA	9/2/2022	10,000,000	686,097

See Notes to Financial Statements.	287

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2021

Swap Counterparty	Payments to be Made By The Fund at Termination Date	Payments to be Received By The Fund at Termination Date	Termination Date	Notional Amount	Value/ Unrealized Appreciation
Deutsche Bank AG	2.059%	CPI Urban Consumer NSA	5/21/2025	$20,000,000	$1,355,510
Goldman Sachs	1.568%	CPI Urban Consumer NSA	3/2/2024	8,000,000	874,638
Goldman Sachs	1.649%	CPI Urban Consumer NSA	3/4/2024	5,000,000	510,594
Goldman Sachs	2.183%	CPI Urban Consumer NSA	3/20/2022	20,000,000	826,294
Goldman Sachs	2.230%	CPI Urban Consumer NSA	12/14/2024	10,000,000	560,647
Goldman Sachs	2.317%	CPI Urban Consumer NSA	3/16/2029	5,000,000	297,076
Goldman Sachs	2.350%	CPI Urban Consumer NSA	12/16/2036	10,000,000	593,976
Goldman Sachs	2.363%	CPI Urban Consumer NSA	6/21/2027	20,000,000	1,022,634
Goldman Sachs	2.370%	CPI Urban Consumer NSA	5/16/2028	10,000,000	517,636
Goldman Sachs	2.372%	CPI Urban Consumer NSA	5/3/2030	5,000,000	268,115
Goldman Sachs	2.378%	CPI Urban Consumer NSA	4/17/2030	5,000,000	264,500
Goldman Sachs	2.380%	CPI Urban Consumer NSA	12/8/2031	10,000,000	558,563
Goldman Sachs	2.390%	CPI Urban Consumer NSA	2/7/2032	5,000,000	265,554
J.P. Morgan	1.950%	CPI Urban Consumer NSA	10/14/2026	10,000,000	979,599
J.P. Morgan	2.074%	CPI Urban Consumer NSA	11/21/2023	35,000,000	1,113,367
Unrealized Appreciation on CPI OTC Swaps					$37,073,339

Open Consumer Price Index (“CPI”) OTC Swaps at November 30, 2021:

Swap Counterparty	Payments to be Made By The Fund at Termination Date	Payments to be Received By The Fund at Termination Date	Termination Date	Notional Amount	Unrealized Depreciation
Credit Suisse	2.671%	CPI Urban Consumer NSA	4/11/2022	$30,000,000	$(1,532,737)
Credit Suisse	2.864%	CPI Urban Consumer NSA	3/22/2032	8,000,000	(1,196,312)
Bank of America	2.445%	CPI Urban Consumer NSA	4/24/2023	40,000,000	(584,638)
Bank of America	2.590%	CPI Urban Consumer NSA	6/26/2023	40,000,000	(1,259,432)
Bank of America	CPI Urban Consumer NSA	1.645%	10/1/2025	15,000,000	(1,689,392)
Bank of America	CPI Urban Consumer NSA	1.813%	3/31/2026	5,000,000	(551,593)
Bank of America	CPI Urban Consumer NSA	1.936%	5/22/2022	10,000,000	(584,367)

288	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2021

Swap Counterparty	Payments to be Made By The Fund at Termination Date	Payments to be Received By The Fund at Termination Date	Termination Date	Notional Amount	Value/ Unrealized Depreciation
Bank of America	CPI Urban Consumer NSA	2.069%	11/10/2022	$15,000,000	$(792,101)
Bank of America	CPI Urban Consumer NSA	2.140%	2/10/2022	30,000,000	(1,251,514)
Bank of America	CPI Urban Consumer NSA	2.194%	1/19/2022	30,000,000	(1,036,766)
Bank of America	CPI Urban Consumer NSA	2.195%	2/24/2022	25,000,000	(996,974)
Bank of America	2.825%	CPI Urban Consumer NSA	7/22/2023	5,000,000	(520,063)
Barclays Bank plc	2.529%	CPI Urban Consumer NSA	7/8/2022	30,000,000	(779,205)
Barclays Bank plc	2.945%	CPI Urban Consumer NSA	3/5/2038	15,000,000	(3,283,085)
Barclays Bank plc	CPI Urban Consumer NSA	1.562%	10/22/2022	10,000,000	(814,851)
Barclays Bank plc	CPI Urban Consumer NSA	2.150%	2/10/2023	30,000,000	(1,444,365)
Barclays Bank plc	CPI Urban Consumer NSA	2.193%	1/19/2022	40,000,000	(1,384,540)
Deutsche Bank AG	2.465%	CPI Urban Consumer NSA	11/30/2031	5,000,000	(197,798)
Deutsche Bank AG	2.505%	CPI Urban Consumer NSA	12/7/2031	5,000,000	(252,173)
Deutsche Bank AG	2.518%	CPI Urban Consumer NSA	4/17/2026	15,000,000	(260,513)
Deutsche Bank AG	2.745%	CPI Urban Consumer NSA	3/20/2022	30,000,000	(1,769,502)
Deutsche Bank AG	2.748%	CPI Urban Consumer NSA	2/26/2022	30,000,000	(1,872,210)
Deutsche Bank AG	2.750%	CPI Urban Consumer NSA	3/30/2032	6,000,000	(698,439)
Deutsche Bank AG	2.779%	CPI Urban Consumer NSA	3/12/2022	25,000,000	(1,589,760)
Deutsche Bank AG	3.010%	CPI Urban Consumer NSA	2/15/2033	15,000,000	(2,768,442)
Deutsche Bank AG	CPI Urban Consumer NSA	1.618%	8/25/2023	15,000,000	(1,322,847)
Deutsche Bank AG	CPI Urban Consumer NSA	1.650%	1/20/2026	10,000,000	(1,218,224)
Deutsche Bank AG	CPI Urban Consumer NSA	1.667%	4/20/2023	20,000,000	(1,829,931)
Deutsche Bank AG	CPI Urban Consumer NSA	1.673%	4/20/2023	20,000,000	(1,821,472)
Deutsche Bank AG	CPI Urban Consumer NSA	2.105%	7/10/2025	10,000,000	(626,477)
Goldman Sachs	2.448%	CPI Urban Consumer NSA	4/24/2023	30,000,000	(446,623)
Goldman Sachs	2.773%	CPI Urban Consumer NSA	4/3/2023	20,000,000	(1,352,765)
Goldman Sachs	2.945%	CPI Urban Consumer NSA	1/16/2038	15,000,000	(3,388,767)

See Notes to Financial Statements.	289

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2021

Swap Counterparty	Payments to be Made By The Fund at Termination Date	Payments to be Received By The Fund at Termination Date	Termination Date	Notional Amount	Value/ Unrealized Depreciation
Goldman Sachs	2.980%	CPI Urban Consumer NSA	2/7/2033	10,000,000	$(1,763,939)
Goldman Sachs	CPI Urban Consumer NSA	1.988%	5/25/2023	$10,000,000	(621,497)
Goldman Sachs	CPI Urban Consumer NSA	2.063%	12/8/2024	15,000,000	(631,211)
Goldman Sachs	CPI Urban Consumer NSA	2.313%	9/30/2024	30,000,000	(174,727)
J.P. Morgan	2.756%	CPI Urban Consumer NSA	3/25/2022	30,000,000	(1,793,805)
J.P. Morgan	2.815%	CPI Urban Consumer NSA	4/5/2032	5,000,000	(676,749)
J.P. Morgan	2.955%	CPI Urban Consumer NSA	7/15/2026	5,000,000	(708,152)
J.P. Morgan	CPI Urban Consumer NSA	1.645%	8/27/2023	5,000,000	(428,914)
Wells Fargo	2.745%	CPI Urban Consumer NSA	2/21/2022	25,000,000	(1,580,623)
Unrealized Depreciation on CPI OTC Swaps					$(49,497,495)

Open Futures Contracts at November 30, 2021:

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation
U.S. 2-Year Treasury Note	March 2022	2,665	Long	$581,856,235	$582,927,112	$1,070,877

290	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2021

The following is a summary of the inputs used as of November 30, 2021 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Asset-Backed Securities
Other	$–	$428,587,249	$13,531,087	$442,118,336
Remaining Industries	–	239,722,385	–	239,722,385
Common Stocks
Oil, Gas & Consumable Fuels	866	–	–	866
Remaining Industries	–	5,328	–	5,328
Convertible Bonds	–	776,055	–	776,055
Corporate Bonds	–	1,588,172,289	–	1,588,172,289
Floating Rate Loans
Gaming	–	–	2,476,002	2,476,002
Health Care Services	–	17,741,257	8,924,555	26,665,812
Less Unfunded Commitments	–	–	(3,956,314)	(3,956,314)
Media	–	20,916,403	3,956,314	24,872,717
Telecommunications	–	3,928,918	4,952,648	8,881,566
Remaining Industries	–	179,257,918	–	179,257,918
Foreign Government Obligations	–	9,361,319	–	9,361,319
Government Sponsored Enterprises Collateralized Mortgage Obligations	–	646,792	–	646,792
Government Sponsored Enterprises Pass-Throughs	–	2,262,303	81,892	2,344,195
Municipal Bonds	–	835,335	–	835,335
Non-Agency Commercial Mortgage-Backed Securities	–	586,405,230	40,155,648	626,560,878
Rights	–	37	–	37
U.S. Treasury Obligations	–	413,283,756	–	413,283,756
Warrants	–	12,287	–	12,287
Short-Term Investments
Commercial Paper	–	43,730,387	–	43,730,387
Repurchase Agreements	–	106,805,451	–	106,805,451
Total	$866	$3,642,450,699	$70,121,832	$3,712,573,397
Other Financial Instruments
Centrally Cleared Interest Rate Swap Contracts
Assets	$–	$5,649	$–	$5,649
Liabilities	–	(5,969)	–	(5,969)
Centrally Cleared CPI Swap Contracts
Assets	–	86,997,090	–	86,997,090
Liabilities	–	(12,084,542)	–	(12,084,542)
OTC CPI Swap Contracts
Assets	–	37,073,339	–	37,073,339
Liabilities	–	(49,497,495)	–	(49,497,495)
Futures Contracts
Assets	1,070,877	–	–	1,070,877
Liabilities	–	–	–	–
Total	$1,070,877	$62,488,072	$–	$63,558,949

(1)	Refer to Note 2(t) for a description of fair value measurements and the three-tier hierarchy of inputs.

See Notes to Financial Statements.	291

Schedule of Investments (concluded)

INFLATION FOCUSED FUND November 30, 2021

(2)	See Schedule of Investments for fair values in each industry. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three- tier fair value hierarchy. When applicable each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

Investment Type	Asset- Backed Securities	Common Stocks	Floating Rate Loans	Government Sponsored Enterprises Pass- Throughs	Non-Agency Commercial Mortgage- Backed Securities
Balance as of December 1, 2020	$1,865,602	$825	$4,570,990	$–	$649,590
Accrued Discounts (Premiums)	5,858	–	11,686	(189)	(3,398)
Realized Gain (Loss)	75,886	(243,905)	8,350	(785)	–
Change in Unrealized Appreciation (Depreciation)	(85,842)	243,080	(135,365)	197	227,742
Purchases	12,610,000	–	20,219,728	–	39,089,990
Sales	(940,417)	–	(5,739,902)	(16,358)	–
Transfers into Level 3	–	–	–	99,027	841,314
Transfers out of Level 3	–	–	(2,582,282)	–	(649,590
Balance as of November 30, 2021	$13,531,087	$–	$16,353,205	$81,892	$40,155,648
Change in unrealized appreciation/depreciation for the year ended November 30, 2021, related to Level 3 investments held at November 30, 2021	$(60,703)	$–	$(125,614)	$197	$227,742

292	See Notes to Financial Statements.

Schedule of Investments

SHORT DURATION CORE BOND FUND November 30, 2021

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value
LONG-TERM INVESTMENTS 104.26%

ASSET-BACKED SECURITIES 28.60%

Automobiles 8.36%
Arivo Acceptance Auto Loan Receivables Trust 2019-1 A†	2.99%	7/15/2024	$16		$16,103
Avid Automobile Receivables Trust 2019-1 A†	2.62%	2/15/2024	–	(a)	513
Avid Automobile Receivables Trust 2019-1 B†	2.82%	7/15/2026	500		504,635
Avid Automobile Receivables Trust 2021-1 C†	1.55%	5/15/2026	830		825,638
Avis Budget Rental Car Funding AESOP LLC 2018-2A A†	4.00%	3/20/2025	700		741,258
CarMax Auto Owner Trust 2020-1 D	2.64%	7/15/2026	125		127,686
Carvana Auto Receivables Trust 2019-2A C†	3.00%	6/17/2024	103		103,949
Carvana Auto Receivables Trust 2020-P1 C	1.32%	11/9/2026	400		397,440
CPS Auto Receivables Trust 2017-C D†	3.79%	6/15/2023	14		13,896
CPS Auto Receivables Trust 2018-B D†	4.26%	3/15/2024	118		119,226
CPS Auto Receivables Trust 2019-D C†	2.54%	8/15/2024	234		235,869
Credit Acceptance Auto Loan Trust 2021-3A A†	1.00%	5/15/2030	825		820,475
Drive Auto Receivables Trust 2018-4 D	4.09%	1/15/2026	168		170,668
Drive Auto Receivables Trust 2018-5 D	4.30%	4/15/2026	234		240,489
Drive Auto Receivables Trust 2019-1 D	4.09%	6/15/2026	237		242,559
Drive Auto Receivables Trust 2019-4 C	2.51%	11/17/2025	66		66,691
Drive Auto Receivables Trust 2020-2 C	2.28%	8/17/2026	875		887,470
First Investors Auto Owner Trust 2019-2A A†	2.21%	9/16/2024	9		9,461
Ford Credit Auto Owner Trust REV1 2021-1 C†	1.91%	10/17/2033	600		596,192
Foursight Capital Automobile Receivables Trust 2018-1 C†	3.68%	8/15/2023	137		137,603
Foursight Capital Automobile Receivables Trust 2018-1 E†	5.56%	1/16/2024	100		100,217
GLS Auto Receivables Issuer Trust 2021-1A B†	0.82%	4/15/2025	650		650,660
GLS Auto Receivables Issuer Trust 2021-1A C†	1.20%	1/15/2027	650		650,165
GLS Auto Receivables Issuer Trust 2021-3A B†	0.78%	11/17/2025	460		456,777
GLS Auto Receivables Issuer Trust 2021-3A C†	1.11%	9/15/2026	460		455,302
GM Financial Revolving Receivables Trust 2021-1 B†	1.49%	6/12/2034	555		547,165
GM Financial Revolving Receivables Trust 2021-1 C†	1.67%	6/12/2034	500		492,779
Hertz Vehicle Financing III LP 2021-2A A†	1.68%	12/27/2027	620		619,669
Hertz Vehicle Financing LLC 2021-1A A†	1.21%	12/26/2025	265		263,379
Hyundai Auto Lease Securitization Trust 2020-B A3†	0.51%	9/15/2023	489		489,370

See Notes to Financial Statements.	293

Schedule of Investments (continued)

SHORT DURATION CORE BOND FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Automobiles (continued)
Mercedes-Benz Auto Lease Trust 2019-B A3	2.00%		10/17/2022	$35	$35,187
OneMain Direct Auto Receivables Trust 2019-1A B†	3.95%		11/14/2028	825	887,411
OneMain Direct Auto Receivables Trust 2019-1A C†	4.19%		11/14/2028	753	810,285
OneMain Direct Auto Receivables Trust 2021-1A A†	0.87%		7/14/2028	340	336,384
OneMain Direct Auto Receivables Trust 2021-1A B†	1.26%		7/14/2028	317	314,552
Prestige Auto Receivables Trust 2017-1A D†	3.61%		10/16/2023	255	255,997
Santander Consumer Auto Receivables Trust 2020-BA C†	1.29%		4/15/2026	681	683,984
Santander Drive Auto Receivables Trust 2018-1 D	3.32%		3/15/2024	141	141,709
Santander Drive Auto Receivables Trust 2019-3 C	2.49%		10/15/2025	286	287,495
Westlake Automobile Receivables Trust 2019-1A C†	3.45%		3/15/2024	34	34,227
Westlake Automobile Receivables Trust 2019-3A B†	2.41%		10/15/2024	115	115,328
Westlake Automobile Receivables Trust 2019-3A C†	2.49%		10/15/2024	454	457,619
Total					15,343,482

Credit Card 1.61%
American Express Credit Account Master Trust 2019-1 B	3.07%		10/15/2024	142	143,113
Continental Finance Credit Card ABS Master Trust 2020-1A A†	2.24%		12/15/2028	600	599,064
Master Credit Card Trust 2021-1A B†	0.79%		11/21/2025	1,200	1,184,696
Newday Funding Master Issuer plc 2021-1A A2†	1.148% (1Mo. SOFR + 1.10%	)#	3/15/2029	400	403,375
World Financial Network Credit Card Master Trust 2019-A A	3.14%		12/15/2025	217	218,307
World Financial Network Credit Card Master Trust 2019-C A	2.21%		7/15/2026	406	411,813
Total					2,960,368

Other 18.01%
ACREC Ltd. 2021-FL1 A†	1.239% (1 Mo. LIBOR + 1.15%	)#	10/16/2036	450	449,553
AMMC CLO 19 Ltd. 2016-19A AR†	1.264% (3 Mo. LIBOR + 1.14%	)#	10/16/2028	135	135,123
AMMC CLO Ltd. 2020-23A A1R†	1.163% (3 Mo. LIBOR + 1.04%	)#	10/17/2031	750	750,066
Amur Equipment Finance Receivables IX LLC 2021-1A D†	2.30%		11/22/2027	675	671,984
Amur Equipment Finance Receivables VII LLC 2019-1A C†	3.09%		3/20/2025	100	101,243

294	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION CORE BOND FUND November 30, 2021

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
Other (continued)
Apidos CLO XXIV 2016-24A A1AL†	1.082% (3 Mo. LIBOR + .95%	)#	10/20/2030	$250	$249,938
Aqua Finance Trust 2021-A A†	1.54%		7/17/2046	328	326,185
Arbor Realty Commercial Real Estate Notes Ltd. 2021-FL3 A†	1.16% (1 Mo. LIBOR + 1.07%	)#	8/15/2034	460	459,013
Arbor Realty Commercial Real Estate Notes Ltd. 2021-FL4 A†(b)	1.44% (1 Mo. LIBOR + 1.35%	)#	11/15/2036	560	560,477
Bain Capital Credit CLO 2018-2A A1†	1.204% (3 Mo. LIBOR + 1.08%	)#	7/19/2031	750	750,403
Barings CLO II Ltd. 2016-2A AR†	1.212% (3 Mo. LIBOR + 1.08%	)#	7/20/2028	597	597,254
BDS Ltd. 2020-FL5 A†	1.312% (1 Mo. SOFR + 1.26%	)#	2/16/2037	450	448,875
BDS Ltd. 2021-FL7 A†	1.159% (1 Mo. LIBOR + 1.07%	)#	6/16/2036	500	499,680
BlueMountain CLO Ltd. 2015-2A A1R†	1.052% (3 Mo. LIBOR + .93%	)#	7/18/2027	114	114,335
BlueMountain Fuji US CLO I Ltd. 2017-1A A1R†	1.112% (3 Mo. LIBOR + .98%	)#	7/20/2029	250	249,975
Carlyle US CLO Ltd. 2017-3A A1AR†	1.032% (3 Mo. LIBOR + .90%	)#	7/20/2029	250	250,075
Carlyle US CLO Ltd. 2019-1A A1AR†	1.212% (3 Mo. LIBOR + 1.08%	)#	4/20/2031	750	750,573
CIFC Funding I Ltd. 2021-1A A1†	1.234% (3 Mo. LIBOR + 1.11%	)#	4/25/2033	570	570,285
CIFC Funding II Ltd. 2013-2A A2L2†	Zero Coupon (3 Mo. LIBOR + 1.50%	)#(c)	10/18/2030	850	850,689
Dell Equipment Finance Trust 2021-2 B†	0.81%		12/22/2026	460	455,430
Dell Equipment Finance Trust 2021-2 C†	0.94%		12/22/2026	460	455,811
Dell Equipment Finance Trust 2021-2 D†	1.21%		6/22/2027	460	456,061
Diamond Resorts Owner Trust 2018-1 B†	4.19%		1/21/2031	78	79,859
Dryden 53 CLO Ltd. 2017-53A A†	1.244% (3 Mo. LIBOR + 1.12%	)#	1/15/2031	400	399,900
Dryden XXVI Senior Loan Fund 2013-26A AR†	1.024% (3 Mo. LIBOR + .90%	)#	4/15/2029	261	261,152
Encina Equipment Finance LLC 2021-1A B†	1.21%		2/16/2027	800	793,779
Galaxy XIX CLO Ltd. 2015-19A A1RR†	1.074% (3 Mo. LIBOR + .95%	)#	7/24/2030	170	169,992
GreatAmerica Leasing Receivables Funding LLC Series 2021-2 A4†	1.04%		9/15/2027	1,145	1,133,515

See Notes to Financial Statements.	295

Schedule of Investments (continued)

SHORT DURATION CORE BOND FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Other (continued)
Greystone Commercial Real Estate Notes Ltd. 2018-HC1 A†	1.64% (1 Mo. LIBOR + 1.55%	)#	9/15/2028	$363	$364,102
Greystone Commercial Real Estate Notes Ltd. 2018-HC1 AS†	2.24% (1 Mo. LIBOR + 2.15%	)#	9/15/2028	500	498,096
Greystone CRE Notes Ltd. 2021-FL3 A†	1.11% (1 Mo. LIBOR + 1.02%	)#	7/15/2039	460	458,517
HGI CRE CLO Ltd. 2021-FL1 A†	1.139% (1 Mo. LIBOR + 1.05%	)#	6/16/2036	200	199,843
HGI CRE CLO Ltd. 2021-FL1 AS†	1.489% (1 Mo. LIBOR + 1.40%	)#	6/16/2036	100	99,161
HGI CRE CLO Ltd. 2021-FL1 B†	1.689% (1 Mo. LIBOR + 1.60%	)#	6/16/2036	100	99,974
Kayne CLO II Ltd. 2018-2A AR†	1.204% (3 Mo. LIBOR + 1.08%	)#	10/15/2031	270	270,374
Kayne CLO III Ltd. 2019-3A BR†	1.674% (3 Mo. LIBOR + 1.55%	)#	4/15/2032	610	609,500
KKR CLO Ltd.-29A A†	1.324% (3 Mo. LIBOR + 1.20%	)#	1/15/2032	250	250,505
KREF Ltd. 2021-FL2 A†	1.159% (1 Mo. LIBOR + 1.07%	)#	2/15/2039	360	360,001
KREF Ltd. 2021-FL2 AS†	1.389% (1 Mo. LIBOR + 1.30%	)#	2/15/2039	360	360,450
LCM XXII Ltd. 22A A1R†	1.292% (3 Mo. LIBOR + 1.16%	)#	10/20/2028	250	250,380
LMREC LLC 2021-CRE4 A†	1.135% (1 Mo. LIBOR + 1.05%	)#	4/22/2037	820	820,066
LoanCore Issuer Ltd. 2019-CRE2 C†	2.09% (1 Mo. LIBOR + 2.00%	)#	5/15/2036	630	629,339
Madison Park Funding XI Ltd. 2013-11A AR2†	1.024% (3 Mo. LIBOR + .90%	)#	7/23/2029	249	249,070
Magnetite Ltd. 2021-29A A†	1.114% (3 Mo. LIBOR + .99%	)#	1/15/2034	250	250,309
Marlette Funding Trust 2020-2A D†	4.65%		9/16/2030	500	523,066
Marlette Funding Trust 2021-1A B†	1.00%		6/16/2031	1,300	1,298,087
ME Funding LLC 2019-1 A2†	6.448%		7/30/2049	485	512,233
MF1 Ltd. 2021-FL7 A†	1.169% (1 Mo. LIBOR + 1.08%	)#	10/16/2036	240	238,812
MF1 Ltd. 2021-FL7 AS†	1.539% (1 Mo. LIBOR + 1.45%	)#	10/16/2036	280	278,698

296	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION CORE BOND FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Other (continued)
Mountain View CLO LLC 2017-1A AR†	1.212% (3 Mo. LIBOR + 1.09%	)#	10/16/2029	$500	$500,168
MVW Owner Trust 2017-1A A†	2.42%		12/20/2034	228	230,993
New Economy Assets Phase 1 Sponsor LLC 2021-1 A1†	1.91%		10/20/2061	930	915,481
Newark BSL CLO 1 Ltd. 2016-1A A1R†	1.235% (3 Mo. LIBOR + 1.10%	)#	12/21/2029	500	500,626
OCP CLO Ltd. 2020-18A AR†	1.222% (3 Mo. LIBOR + 1.09%	)#	7/20/2032	900	900,003
Octagon Investment Partners 30 Ltd. 2017-1A A1R†	1.132% (3 Mo. LIBOR + 1.00%	)#	3/17/2030	750	750,188
Octagon Investment Partners 49 Ltd. 2020-5A A1†	1.344% (3 Mo. LIBOR + 1.22%	)#	1/15/2033	400	400,336
Octagon Investment Partners XIV Ltd. 2012-1A AARR†	1.074% (3 Mo. LIBOR + .95%	)#	7/15/2029	250	249,896
OneMain Financial Issuance Trust 2018-2A A†	3.57%		3/14/2033	301	312,313
OneMain Financial Issuance Trust 2019-1A B†	3.79%		2/14/2031	100	100,191
OneMain Financial Issuance Trust 2020-2A C†	2.76%		9/14/2035	690	705,342
Orange Lake Timeshare Trust 2015-AA A†	2.88%		9/8/2027	5	4,560
OZLM VIII Ltd. 2014-8A A1RR†	1.292% (3 Mo. LIBOR + 1.17%	)#	10/17/2029	397	397,135
Pagaya AI Debt Selection Trust 2021-1 A†	1.18%		11/15/2027	430	429,502
PFS Financing Corp. 2020-F A†	0.93%		8/15/2024	100	100,305
Progress Residential Trust 2021-SFR8 B†	1.681%		10/17/2038	460	449,913
Regatta Funding LP 2013-2A A1R3†	0.974% (3 Mo. LIBOR + .85%	)#	1/15/2029	325	325,181
SCF Equipment Leasing LLC 2019-2A A1†	2.22%		6/20/2024	12	12,066
SCF Equipment Leasing LLC 2019-2A B†	2.76%		8/20/2026	500	511,273
SCF Equipment Leasing LLC 2020-1A B†	2.02%		3/20/2028	547	547,864
SCF Equipment Leasing LLC 2021-1A A3†	0.83%		8/21/2028	500	496,435
SCF Equipment Leasing LLC 2021-1A B†	1.37%		8/20/2029	1,000	981,887
Sound Point CLO III-R Ltd. 2013-2RA B†	1.574% (3 Mo. LIBOR + 1.45%	)#	4/15/2029	250	249,331
TICP CLO XIV Ltd. 2019-14A A1R†(b)	Zero Coupon	#(c)	10/20/2032	400	400,000
TRP LLC 2021-1 A†	2.07%		6/19/2051	348	344,696
Upstart Securitization Trust 2021-2 A†	0.91%		6/20/2031	645	644,527
Total					33,072,020

See Notes to Financial Statements.	297

Schedule of Investments (continued)

SHORT DURATION CORE BOND FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Rec Vehicle Loan ABS 0.38%
Octane Receivables Trust 2021-1A A†	0.93%		3/22/2027	$697	$694,893

Student Loan 0.24%
Massachusetts Educational Financing Authority 2008-1 A1	1.074% (3 Mo. LIBOR + .95%	)#	4/25/2038	74	74,530
Navient Private Education Refi Loan Trust 2020-FA A†	1.22%		7/15/2069	330	329,991
Towd Point Asset Trust 2018-SL1 A†	0.689% (1 Mo. LIBOR + .60%	)#	1/25/2046	30	30,088
Total					434,609
Total Asset-Backed Securities (cost $52,610,924)					52,505,372

CORPORATE BONDS 30.10%

Aerospace/Defense 0.30%
Boeing Co. (The)	4.875%		5/1/2025	500	548,338

Agriculture 0.57%
Imperial Brands Finance plc (United Kingdom)†(d)	3.125%		7/26/2024	200	207,445
Reynolds American, Inc.	4.45%		6/12/2025	410	443,746
Viterra Finance BV (Netherlands)†(d)	2.00%		4/21/2026	400	399,258
Total					1,050,449

Apparel 0.11%
PVH Corp.	7.75%		11/15/2023	186	209,747

Auto Manufacturers 1.75%
Daimler Finance North America LLC†	3.40%		2/22/2022	175	176,183
General Motors Co.	5.40%		10/2/2023	293	315,758
General Motors Financial Co., Inc.	2.75%		6/20/2025	294	304,026
General Motors Financial Co., Inc.	3.70%		5/9/2023	167	172,811
General Motors Financial Co., Inc.	3.95%		4/13/2024	140	147,628
General Motors Financial Co., Inc.	5.10%		1/17/2024	1,122	1,207,804
Hyundai Capital America†	1.00%		9/17/2024	73	72,063
Stellantis N.V. (Netherlands)(d)	5.25%		4/15/2023	575	608,977
Volkswagen Group of America Finance LLC†	2.90%		5/13/2022	200	202,069
Total					3,207,319

Banks 8.35%
ABN AMRO Bank NV (Netherlands)(d)	6.25%		4/27/2022	600	613,662
AIB Group plc (Ireland)†(d)	4.75%		10/12/2023	500	531,683

298	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION CORE BOND FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Banks (continued)
Bank of Ireland Group plc (Ireland)†(d)	4.50%		11/25/2023	$488	$519,312
Barclays plc (United Kingdom)(d)	4.375%		9/11/2024	200	214,106
Barclays plc (United Kingdom)(d)	4.61% (3 Mo. LIBOR + 1.40%	)#	2/15/2023	727	732,655
BBVA Bancomer SA†	4.375%		4/10/2024	200	213,808
CIT Group, Inc.	5.00%		8/1/2023	407	429,936
Citigroup, Inc.	1.281% (SOFR + .53%	)#	11/3/2025	56	55,876
Danske Bank A/S (Denmark)†(d)	1.171% (1 Yr. Treasury CMT + 1.03%	)#	12/8/2023	200	200,142
Danske Bank A/S (Denmark)†(d)	5.00%		1/12/2022	983	987,889
Danske Bank A/S (Denmark)†(d)	5.375%		1/12/2024	746	806,432
Emirates NBD Bank PJSC (United Arab Emirates)(d)	3.25%		11/14/2022	500	511,250
HSBC Holdings plc (United Kingdom)(d)	3.262% (3 Mo. LIBOR + 1.06%	)#	3/13/2023	633	637,490
Intesa Sanpaolo SpA (Italy)†(d)	3.375%		1/12/2023	1,250	1,282,188
Lloyds Banking Group plc (United Kingdom)(d)	1.326% (1 Yr. Treasury CMT + 1.10%	)#	6/15/2023	443	444,219
Lloyds Banking Group plc (United Kingdom)(d)	2.858% (3 Mo. LIBOR + 1.25%	)#	3/17/2023	585	588,611
Macquarie Group Ltd. (Australia)†(d)	1.196% (3 Mo. LIBOR + 1.02%	)#	11/28/2023	442	444,953
Santander Holdings USA, Inc.	3.50%		6/7/2024	450	471,133
Standard Chartered plc (United Kingdom)†(d)	0.991% (1 Yr. Treasury CMT + .78%	)#	1/12/2025	200	198,105
Standard Chartered plc (United Kingdom)†(d)	1.214% (1 Yr. Treasury CMT + .88%	)#	3/23/2025	200	199,112
Standard Chartered plc (United Kingdom)†(d)	5.20%		1/26/2024	236	252,669
Standard Chartered plc (United Kingdom)(d)	5.70%		1/25/2022	1,000	1,007,218
UBS AG (United Kingdom)†(d)	1.75%		4/21/2022	555	557,409
UBS AG (Switzerland)(d)	5.125%		5/15/2024	724	779,205
UBS AG	7.625%		8/17/2022	1,286	1,343,455
UniCredit SpA (Italy)†(d)	6.572%		1/14/2022	900	905,838
UniCredit SpA (Italy)†(d)	7.83%		12/4/2023	350	394,532
Total					15,322,888

Chemicals 0.17%
International Flavors & Fragrances, Inc.†	0.697%		9/15/2022	311	311,236

See Notes to Financial Statements.	299

Schedule of Investments (continued)

SHORT DURATION CORE BOND FUND November 30, 2021

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
Commercial Services 0.62%
IHS Markit Ltd. (United Kingdom)†(d)	5.00%		11/1/2022	$250	$257,664
Triton Container International Ltd.†	0.80%		8/1/2023	73	72,462
United Rentals North America, Inc.	3.875%		11/15/2027	775	805,012
Total					1,135,138

Computers 0.21%
Dell International LLC/EMC Corp.	5.45%		6/15/2023	365	387,250

Computer Software 0.47%
VMware, Inc.	2.95%		8/21/2022	850	862,100

Diversified Financial Services 2.57%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)(d)	1.75%		10/29/2024	150	149,831
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)(d)	4.875%		1/16/2024	900	962,114
Aircastle Ltd.	4.40%		9/25/2023	232	243,972
Aircastle Ltd.	5.00%		4/1/2023	187	196,454
Aircastle Ltd.†	5.25%		8/11/2025	59	65,099
Aviation Capital Group LLC†	3.875%		5/1/2023	100	103,553
Aviation Capital Group LLC†	5.50%		12/15/2024	347	382,240
Avolon Holdings Funding Ltd. (Ireland)†(d)	3.625%		5/1/2022	280	282,763
Avolon Holdings Funding Ltd. (Ireland)†(d)	5.125%		10/1/2023	260	275,329
Avolon Holdings Funding Ltd. (Ireland)†(d)	5.25%		5/15/2024	749	806,341
Avolon Holdings Funding Ltd. (Ireland)†(d)	5.50%		1/15/2026	60	66,672
Capital One Bank USA NA	2.014% (SOFR + .62%	)#	1/27/2023	818	819,552
Citigroup Global Markets Holdings, Inc.	0.75%		6/7/2024	177	175,158
Park Aerospace Holdings Ltd. (Ireland)†(d)	4.50%		3/15/2023	187	194,031
Total					4,723,109

Electric 3.64%
AES Corp. (The)†	3.30%		7/15/2025	400	419,214
American Transmission Systems, Inc.†	5.25%		1/15/2022	800	804,151
Ausgrid Finance Pty Ltd. (Australia)†(d)	3.85%		5/1/2023	56	57,753
CenterPoint Energy, Inc.	0.70% (SOFR + .65%	)#	5/13/2024	297	297,095
Cleco Power LLC†	0.616% (3 Mo. LIBOR + .50%	)#	6/15/2023	304	303,982
Cleveland Electric Illuminating Co. (The)	5.50%		8/15/2024	225	249,699
Comision Federal de Electricidad (Mexico)†(d)	4.875%		1/15/2024	700	744,390

300	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION CORE BOND FUND November 30, 2021

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
Electric (continued)
Edison International	3.125%		11/15/2022	$450	$457,621
FirstEnergy Corp.	3.35%		7/15/2022	170	170,935
Jersey Central Power & Light Co.†	4.70%		4/1/2024	200	212,982
NRG Energy, Inc.†	3.75%		6/15/2024	799	834,908
OGE Energy Corp.	0.703%		5/26/2023	399	397,059
Pacific Gas and Electric Co.	1.367%		3/10/2023	177	176,065
Pacific Gas and Electric Co.	3.15%		1/1/2026	482	494,769
Pacific Gas and Electric Co.	3.75%		2/15/2024	150	155,379
Puget Energy, Inc.	5.625%		7/15/2022	70	71,306
San Diego Gas & Electric Co.	1.914%		2/1/2022	3	2,505
Saudi Electricity Global Sukuk Co. 2 (Saudi Arabia)†(d)	3.473%		4/8/2023	500	517,301
Vistra Operations Co. LLC†	3.55%		7/15/2024	309	320,491
Total					6,687,605

Engineering & Construction 0.03%
Fluor Corp.	3.50%		12/15/2024	62	63,638

Food 0.19%
Land O’ Lakes, Inc.†	6.00%		11/15/2022	345	357,379

Gas 1.02%
Atmos Energy Corp.	0.625%		3/9/2023	92	91,842
CenterPoint Energy Resources Corp.	0.70%		3/2/2023	850	847,700
Centrica PLC (United Kingdom)†(d)	4.00%		10/16/2023	400	417,582
ONE Gas, Inc.	0.724% (3 Mo. LIBOR + .61%	)#	3/11/2023	280	280,008
ONE Gas, Inc.	0.85%		3/11/2023	115	114,855
ONE Gas, Inc.	1.10%		3/11/2024	115	113,421
Total					1,865,408

Health Care-Services 0.35%
Centene Corp.	4.25%		12/15/2027	300	311,612
Fresenius Medical Care US Finance II, Inc.†	5.875%		1/31/2022	336	338,701
Total					650,313

Home Builders 0.30%
Lennar Corp.	4.875%		12/15/2023	478	509,168
Toll Brothers Finance Corp.	4.375%		4/15/2023	47	48,741
Total					557,909

See Notes to Financial Statements.	301

Schedule of Investments (continued)

SHORT DURATION CORE BOND FUND November 30, 2021

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
Insurance 0.26%
CNO Financial Group, Inc.	5.25%		5/30/2025	$300	$334,668
GA Global Funding Trust†	0.80%		9/13/2024	150	147,803
Total					482,471

Internet 0.08%
E*TRADE Financial Corp.	2.95%		8/24/2022	5	5,080
Netflix, Inc.	4.375%		11/15/2026	121	133,544
Total					138,624

Iron-Steel 0.26%
POSCO (South Korea)†(d)	2.375%		11/12/2022	400	405,808
Vale Overseas Ltd. (Brazil)(d)	6.25%		8/10/2026	57	64,947
Total					470,755

Lodging 0.11%
Hyatt Hotels Corp.	1.30%		10/1/2023	114	114,070
Hyatt Hotels Corp.	1.80%		10/1/2024	87	87,092
Total					201,162

Machinery-Diversified 0.29%
Otis Worldwide Corp.	0.583% (3 Mo. LIBOR + .45%	)#	4/5/2023	425	425,025
Westinghouse Air Brake Technologies Corp.	4.40%		3/15/2024	100	106,511
Total					531,536

Media 0.30%
RELX, Inc.†	6.625%		10/15/2023	500	547,955

Mining 0.76%
Anglo American Capital plc (United Kingdom)†(d)	4.125%		9/27/2022	200	205,243
Glencore Funding LLC†	4.125%		5/30/2023	357	373,343
Glencore Funding LLC†	4.625%		4/29/2024	764	817,635
Total					1,396,221

Miscellaneous Manufacturing 0.03%
Pentair Finance Sarl (Luxembourg)(d)	3.15%		9/15/2022	45	45,563

Oil & Gas 3.64%
Cenovus Energy, Inc. (Canada)(d)	5.375%		7/15/2025	236	262,371
Continental Resources, Inc.†	2.268%		11/15/2026	69	68,254
Continental Resources, Inc.	3.80%		6/1/2024	650	678,373
Continental Resources, Inc.	4.50%		4/15/2023	229	236,765
Devon Energy Corp.†	5.25%		9/15/2024	203	220,357

302	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION CORE BOND FUND November 30, 2021

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
Oil & Gas (continued)
Devon Energy Corp.†	5.25%		10/15/2027	$673	$711,530
Devon Energy Corp.†	8.25%		8/1/2023	524	576,877
Diamondback Energy, Inc.	4.75%		5/31/2025	336	368,399
Endeavor Energy Resources LP/EER Finance, Inc.†	6.625%		7/15/2025	78	82,084
Ovintiv Exploration, Inc.	5.375%		1/1/2026	500	551,475
Parsley Energy LLC/Parsley Finance Corp.†	5.625%		10/15/2027	346	363,025
Petroleos Mexicanos (Mexico)(d)	3.764% (3 Mo. LIBOR + 3.65%	)#	3/11/2022	500	499,725
Phillips 66	0.776% (3 Mo. LIBOR + .62%	)#	2/15/2024	250	250,008
Suncor Energy Ventures Corp. (Canada)†(d)	4.50%		4/1/2022	900	902,954
Tengizchevroil Finance Co. International Ltd. (Kazakhstan)†(d)	2.625%		8/15/2025	400	403,100
Viper Energy Partners LP†	5.375%		11/1/2027	500	516,083
Total					6,691,380

Pharmaceuticals 0.40%
Bayer US Finance II LLC†	3.875%		12/15/2023	700	735,504

Pipelines 1.59%
Cheniere Corpus Christi Holdings LLC	5.875%		3/31/2025	289	322,099
Cheniere Corpus Christi Holdings LLC	7.00%		6/30/2024	700	778,174
Florida Gas Transmission Co. LLC†	3.875%		7/15/2022	500	506,031
MPLX LP	3.50%		12/1/2022	50	51,231
Phillips 66 Partners LP	3.605%		2/15/2025	150	158,887
Plains All American Pipeline LP/PAA Finance Corp.	2.85%		1/31/2023	900	917,303
Plains All American Pipeline LP/PAA Finance Corp.	3.60%		11/1/2024	122	128,514
Texas Eastern Transmission LP†	2.80%		10/15/2022	50	50,565
Total					2,912,804

REITS 0.93%
CyrusOne LP/CyrusOne Finance Corp.	2.90%		11/15/2024	500	519,560
GLP Capital LP/GLP Financing II, Inc.	3.35%		9/1/2024	337	350,770
GLP Capital LP/GLP Financing II, Inc.	5.25%		6/1/2025	350	385,565
MPT Operating Partnership LP/MPT Finance Corp.	5.00%		10/15/2027	432	451,490
Total					1,707,385

Semiconductors 0.52%
Microchip Technology, Inc.†	0.972%		2/15/2024	542	537,184
Microchip Technology, Inc.	2.67%		9/1/2023	400	410,568
Total					947,752

See Notes to Financial Statements.	303

Schedule of Investments (continued)

SHORT DURATION CORE BOND FUND November 30, 2021

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
Transportation 0.28%
Pelabuhan Indonesia III Persero PT (Indonesia)†(d)	4.50%		5/2/2023	$500	$522,210
Total Corporate Bonds (cost $55,372,954)					55,271,148

FLOATING RATE LOANS(e) 5.71%

Chemicals 0.27%
Nutrition & Biosciences, Inc. 5 Year Delayed Draw Term Loan	–	(f)	1/17/2025	500	499,687

Financial Services 0.80%
Delos Finance Sarl 2018 Term Loan B (Luxembourg)(d)	1.882% (3 Mo. LIBOR + 1.75%	)	10/6/2023	1,466	1,465,195

Food 0.54%
JBS USA Lux S.A. 2019 Term Loan B	2.092% (1 Mo. LIBOR + 2.00%	)	5/1/2026	1,000	996,380
Gaming 0.26%
GLP Capital L.P. 2020 Term Loan A2	1.589% (1 Mo. LIBOR + 1.50%	)	5/21/2023	470	466,475	(g)

Government 0.97%
Seminole Tribe of Florida 2018 Term Loan B	1.84% (1 Mo. LIBOR + 1.75%	)	7/8/2024	1,778	1,775,070

Health Care Services 0.60%
Humana Inc. Delayed Draw Term Loan	1.34% (1 Mo. LIBOR + 1.25%	)	5/28/2024	115	113,534	(g)
Humana Inc. Term Loan	–	(f)	10/30/2023	1,000	986,880	(g)
Total					1,100,414

Leasing 0.18%
Avolon TLB Borrower 1 (US) LLC Term Loan B3	2.50% (1 Mo. LIBOR + 1.75%	)	1/15/2025	332	331,170

Lodging 0.40%
Hilton Worldwide Finance, LLC 2019 Term Loan B2	–	(f)	6/22/2026	750	740,509

Media 0.12%
Nielsen Finance LLC USD Term Loan B4	2.089% (1 Mo. LIBOR + 2.00%	)	10/4/2023	214	213,440

Miscellaneous 0.70%
Charter Communications Operating, LLC 2019 Term Loan B1	1.85% (1 Mo. LIBOR + 1.75%	)	4/30/2025	1,287	1,282,856

304	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION CORE BOND FUND November 30, 2021

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
Oil: Crude Producers 0.30%
Cheniere Corpus Christi Holdings, LLC Delayed Draw Term Loan Tranche 2	–	(f)	6/30/2024	$550	$549,884

Software 0.35%
Vmware, Inc. 3 Year Term Loan	1.05% (3 Mo. LIBOR + 0.88%	)	9/2/2024	650	648,996

Telecommunications 0.22%
AT&T Inc. 2021 Delayed Draw Term Loan	1.091% (1 Mo. LIBOR + 1.00%	)	3/23/2022	405	405,217	(g)
Total Floating Rate Loans (cost $10,512,614)					10,475,293

FOREIGN GOVERNMENT OBLIGATIONS 0.79%

Bermuda 0.11%
Government of Bermuda†	4.138%		1/3/2023	200	205,031

Japan 0.47%
Japan Finance Organization for Municipalities(d)	2.00%		4/21/2022	850	856,673

Romania 0.07%
Republic of Romania†(d)	4.875%		1/22/2024	120	128,039

Saudi Arabia 0.14%
Saudi International Bond†(d)	2.875%		3/4/2023	250	256,811
Total Foreign Government Obligations (cost $1,448,944)					1,446,554

GOVERNMENT SPONSORED ENTERPRISES COLLATERALIZED MORTGAGE OBLIGATIONS 0.01%
Government National Mortgage Assoc. 2014-112 A (Cost $10,308)	3.00%	#(h)	1/16/2048	10	10,408

GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS 2.54%
Federal National Mortgage Assoc.(i) (cost $4,671,502)	3.00%		TBA	4,460	4,666,025

MUNICIPAL BONDS 0.08%

Miscellaneous
State of Illinois (cost $151,540)	4.95%		6/1/2023	148	154,969

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 18.45%
Angel Oak Mortgage Trust 2020-6 A1†	1.261%	#(h)	5/25/2065	128	128,541
Angel Oak Mortgage Trust 2021-7 A1†	1.978%	#(h)	10/25/2066	200	201,403
Atrium Hotel Portfolio Trust 2017-ATRM A†	1.02% (1 Mo. LIBOR + .93%	)#	12/15/2036	350	349,726
Atrium Hotel Portfolio Trust 2018-ATRM A†	1.04% (1 Mo. LIBOR + .95%	)#	6/15/2035	450	449,725

See Notes to Financial Statements.	305

Schedule of Investments (continued)

SHORT DURATION CORE BOND FUND November 30, 2021

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
BAMLL Commercial Mortgage Securities Trust 2013-WBRK A†	3.652%	#(h)	3/10/2037	$230	$240,279
Bancorp Commercial Mortgage Trust 2019-CRE6 A†	1.212% (1 Mo. SOFR + 1.16%	)#	9/15/2036	15	15,330
BBCMS Mortgage Trust 2018-TALL A†	0.812% (1 Mo. LIBOR + .72%	)#	3/15/2037	500	495,275
BBCMS Mortgage Trust 2018-TALL C†	1.211% (1 Mo. LIBOR + 1.12%	)#	3/15/2037	340	327,001
BBCMS Mortgage Trust 2020-C7 A2	2.021%		4/15/2053	250	252,424
BB-UBS Trust 2012-SHOW A†	3.43%		11/5/2036	300	312,110
BDS 2021-FL8 A†	1.009% (1 Mo. LIBOR + .92%	)#	1/18/2036	360	358,092
Benchmark Mortgage Trust 2021 B23 A2	1.62%		2/15/2054	220	218,526
BFLD 2019-DPLO E†	2.33% (1 Mo. LIBOR + 2.24%	)#	10/15/2034	520	510,589
BHMS 2018-ATLS A†	1.34% (1 Mo. LIBOR + 1.25%	)#	7/15/2035	340	340,600
BHMS 2018-ATLS C†	1.99% (1 Mo. LIBOR + 1.90%	)#	7/15/2035	890	887,732
BHMS 2018-ATLS D†	2.34% (1 Mo. LIBOR + 2.25%	)#	7/15/2035	570	565,552
BX 2021-MFM1 A†	0.79% (1 Mo. LIBOR + .70%	)#	1/15/2034	250	249,293
BX Commercial Mortgage Trust 2019-IMC A†	1.089% (1 Mo. LIBOR + 1.00%	)#	4/15/2034	600	599,394
BX Commercial Mortgage Trust 2019-XL A†	1.01% (1 Mo. LIBOR + .92%	)#	10/15/2036	168	168,196
BX Commercial Mortgage Trust 2019-XL B†	1.17% (1 Mo. LIBOR + 1.08%	)#	10/15/2036	85	84,903
BX Commercial Mortgage Trust 2019-XL C†	1.34% (1 Mo. LIBOR + 1.25%	)#	10/15/2036	85	84,857
BX Commercial Mortgage Trust 2019-XL D†	1.54% (1 Mo. LIBOR + 1.45%	)#	10/15/2036	774	771,804

306	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION CORE BOND FUND November 30, 2021

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
BX Commercial Mortgage Trust 2019-XL E†	1.89% (1 Mo. LIBOR + 1.80%	)#	10/15/2036	$85	$84,770
BX Commercial Mortgage Trust 2021-XL2 A†	0.779% (1 Mo. LIBOR + .69%	)#	10/15/2038	730	727,486
BX Trust 2017-SLCT D†	2.14% (1 Mo. LIBOR + 2.05%	)#	7/15/2034	7	6,782
BX Trust 2018-GW A†	0.89% (1 Mo. LIBOR + .80%	)#	5/15/2035	773	772,705
BX Trust 2021-ARIA E†	2.335% (1 Mo. LIBOR + 2.24%	)#	10/15/2036	610	608,186
BX Trust 2021-RISE A†(b)	0.848% (1 Mo. LIBOR + .75%	)#	11/15/2036	700	706,573
BXHPP Trust 2021-FILM A†	0.74% (1 Mo. LIBOR + .65%	)#	8/15/2036	440	438,800
BXHPP Trust 2021-FILM B†	0.99% (1 Mo. LIBOR + .90%	)#	8/15/2036	460	457,878
BXHPP Trust 2021-FILM XCP†	0.866%	#(h)	8/15/2036	58,095	378,489
Cantor Commercial Real Estate Lending 2019-CF1 65A†	4.411%	#(h)	5/15/2052	50	51,253
CFCRE Commercial Mortgage Trust 2018-TAN A†	4.236%		2/15/2033	78	80,015
CHT Mortgage Trust 2017-CSMO A†	1.019% (1 Mo. LIBOR + .93%	)#	11/15/2036	480	480,369
CHT Mortgage Trust 2017-CSMO B†	1.489% (1 Mo. LIBOR + 1.40%	)#	11/15/2036	890	890,884
CHT Mortgage Trust 2017-CSMO C†	1.589% (1 Mo. LIBOR + 1.50%	)#	11/15/2036	300	300,321
CIM Retail Portfolio Trust 2021-RETL E†	3.84% (1 Mo. LIBOR + 3.75%	)#	8/15/2036	500	497,530
Citigroup Commercial Mortgage Trust 2013-375P C†	3.635%	#(h)	5/10/2035	275	277,960
Citigroup Commercial Mortgage Trust 2015-GC27 AAB	2.944%		2/10/2048	6	6,319
Citigroup Commercial Mortgage Trust 2016-GC36 A5	3.616%		2/10/2049	100	107,263

See Notes to Financial Statements.	307

Schedule of Investments (continued)

SHORT DURATION CORE BOND FUND November 30, 2021

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Citigroup Commercial Mortgage Trust 2016-GC37 A4	3.314%		4/10/2049	$225	$238,793
Citigroup Commercial Mortgage Trust 2018-B2 A2	3.788%		3/10/2051	6	6,146
Commercial Mortgage Pass-Through Certificates 2012-CR1 B	4.612%		5/15/2045	608	610,255
Commercial Mortgage Pass-Through Certificates 2014-277P A†	3.732%	#(h)	8/10/2049	100	105,070
Commercial Mortgage Pass-Through Certificates 2014-UBS3 A4	3.819%		6/10/2047	107	113,120
Commercial Mortgage Pass-Through Certificates 2014-UBS6 A5	3.644%		12/10/2047	17	18,422
Commercial Mortgage Pass-Through Certificates 2015-DC1 A4	3.078%		2/10/2048	280	286,307
Commercial Mortgage Pass-Through Certificates 2015-PC1 B	4.463%	#(h)	7/10/2050	10	10,670
Commercial Mortgage Pass-Through Certificates 2020-SBX A†	1.67%		1/10/2038	185	184,710
Credit Suisse Mortgage Capital Certificates	1.24%		11/15/2038	500	504,902
Credit Suisse Mortgage Capital Certificates 2020-NQM1 A1†	1.208%		5/25/2065	149	148,794
Credit Suisse Mortgage Capital Certificates 2020-SPT1 A1†	1.616%		4/25/2065	66	66,093
CSMC 2021-ADV A†	1.49% (1 Mo. LIBOR + 1.40%	)#	7/15/2038	450	450,813
CSMC 2021-NQM7 A1†	1.756%	#(h)	10/25/2066	356	354,588
DBGS Mortgage Trust 2021-W52 A†	1.486% (1 Mo. LIBOR + 1.39%	)#	10/15/2036	730	737,916
DBWF Mortgage Trust 2018-GLKS A†	1.119% (1 Mo. LIBOR + 1.03%	)#	12/19/2030	380	380,584
Deephaven Residential Mortgage Trust 2020-2 A1†	1.692%		5/25/2065	42	41,888
Ellington Financial Mortgage Trust 2020-1 A1†	2.006%	#(h)	5/25/2065	52	52,709
Fontainebleau Miami Beach Trust 2019-FBLU A†	3.144%		12/10/2036	500	515,091
GCAT Trust 2020-NQM2 A1†	1.555%		4/25/2065	73	73,225
Great Wolf Trust 2019-WOLF B†	1.424% (1 Mo. LIBOR + 1.33%	)#	12/15/2036	290	288,558
Great Wolf Trust 2019-WOLF C†	1.723% (1 Mo. LIBOR + 1.63%	)#	12/15/2036	400	397,566

308	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION CORE BOND FUND November 30, 2021

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
GS Mortgage Securities Corp. II 2012-TMSQ A†	3.007%		12/10/2030	$100	$101,278
GS Mortgage Securities Corp. Trust 2012-ALOH A†	3.551%		4/10/2034	160	160,698
GS Mortgage Securities Corp. Trust 2018-RIVR A†	1.04% (1 Mo. LIBOR + .95%	)#	7/15/2035	774	768,990
GS Mortgage Securities Corp. Trust 2019-70P XCP IO†	Zero Coupon	#(c)(h)	10/15/2036	21,863	437
GS Mortgage Securities Corp. Trust 2019-BOCA B†	1.59% (1 Mo. LIBOR + 1.50%	)#	6/15/2038	100	99,924
GS Mortgage Securities Corp. Trust 2019-SMP A†	1.24% (1 Mo. LIBOR + 1.15%	)#	8/15/2032	385	384,935
GS Mortgage Securities Corp. Trust 2019-SMP B†	1.59% (1 Mo. LIBOR + 1.50%	)#	8/15/2032	185	185,166
GS Mortgage Securities Corp. Trust 2019-SMP XCP IO†	Zero Coupon	#(c)(h)	8/15/2032	10,131	216
GS Mortgage Securities Corp. Trust 2021-ROSS A†	1.24% (1 Mo. LIBOR + 1.15%	)#	5/15/2026	270	270,729
GS Mortgage Securities Trust 2013-GC14 A5	4.243%		8/10/2046	339	354,863
GS Mortgage Securities Trust 2015-GC34 A4	3.506%		10/10/2048	225	239,683
GS Mortgage Securities Trust 2016-GS2 A4	3.05%		5/10/2049	425	446,771
HMH Trust 2017-NSS C†	3.787%		7/5/2031	28	27,492
HONO Mortgage Trust 2021-LULU A†	1.24% (1 Mo. LIBOR + 1.15%	)#	10/15/2036	450	450,781
Houston Galleria Mall Trust 2015-HGLR A1A2†	3.087%		3/5/2037	500	509,932
HPLY Trust 2019-HIT A†	1.09% (1 Mo. LIBOR + 1.00%	)#	11/15/2036	151	150,479
Hudsons Bay Simon JV Trust 2015-HB7 A7†	3.914%		8/5/2034	100	97,139
Irvine Core Office Trust 2013-IRV A2†	3.279%	#(h)	5/15/2048	300	308,650
JPMorgan Chase Commercial Mortgage Securities Corp. 2018-AON A†	4.128%		7/5/2031	225	234,468
JPMorgan Chase Commercial Mortgage Securities Trust 2017-FL11 D†	2.23%
	(1 Mo. LIBOR + 2.14%	)#	10/15/2032	3	3,325

See Notes to Financial Statements.	309

Schedule of Investments (continued)

SHORT DURATION CORE BOND FUND November 30, 2021

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Chase Commercial Mortgage Securities Trust 2018-LAQ B†	1.39% (1 Mo. LIBOR + 1.30%	)#	6/15/2032	$8	$7,993
JPMorgan Chase Commercial Mortgage Securities Trust 2018-LAQ C†	1.69% (1 Mo. LIBOR + 1.60%	)#	6/15/2032	146	146,400
JPMorgan Chase Commercial Mortgage Securities Trust 2018-MINN A†	2.27% (1 Mo. LIBOR + 1.02%	)#	11/15/2035	48	48,205
JPMorgan Chase Commercial Mortgage Securities Trust 2018-MINN B†	2.60% (1 Mo. LIBOR + 1.35%	)#	11/15/2035	12	11,365
JPMorgan Chase Commercial Mortgage Securities Trust 2018-WPT AFL†	1.286% (1 Mo. LIBOR + 1.20%	)#	7/5/2033	10	9,694
JPMorgan Chase Commercial Mortgage Securities Trust 2018-WPT AFX†	4.248%		7/5/2033	19	19,820
JPMorgan Chase Commercial Mortgage Securities Trust 2018-WPT BFX†	4.549%		7/5/2033	10	10,384
JPMorgan Chase Commercial Mortgage Securities Trust 2018-WPT CFL†	1.986% (1 Mo. LIBOR + 1.90%	)#	7/5/2033	12	12,034
JPMorgan Chase Commercial Mortgage Securities Trust 2018-WPT CFX†	4.95%		7/5/2033	14	14,538
JPMorgan Chase Commercial Mortgage Securities Trust 2019-ICON A†	3.884%		1/5/2034	368	380,223
JPMorgan Chase Commercial Mortgage Securities Trust 2019-ICON C†	4.536%		1/5/2034	33	32,564	(j)
JPMorgan Chase Commercial Mortgage Securities Trust 2020-ACE A†	3.287%		1/10/2037	300	307,083
JPMorgan Chase Commercial Mortgage Securities Trust 2020-ACE B†	3.64%		1/10/2037	60	60,833
JPMorgan Chase Commercial Mortgage Securities Trust 2021-1440 B†	1.84% (1 Mo. LIBOR + 1.75%	)#	3/15/2036	680	679,600
JPMorgan Chase Commercial Mortgage Securities Trust 2018-MINN C†	2.95% (1 Mo. LIBOR + 1.70%	)#	11/15/2035	12	11,174	(j)
KIND Trust 2021-KIND A†	1.04% (1 Mo. LIBOR + .95%	)#	8/15/2038	450	450,896
KKR Industrial Portfolio Trust 2021-KDIP A†	0.64% (1 Mo. LIBOR + .55%	)#	12/15/2037	91	89,774

310	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION CORE BOND FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Life 2021-BMR Mortgage Trust 2021-BMR A†	0.79% (1 Mo. LIBOR + .70%	)#	3/15/2038	$500	$499,609
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C7 A4	2.918%		2/15/2046	29	29,441
Morgan Stanley Bank of America Merrill Lynch Trust 2016-C29 A4	3.325%		5/15/2049	60	63,795
Morgan Stanley Capital I Trust 2012-C4 AS	3.773%		3/15/2045	25	25,101
Morgan Stanley Capital I Trust 2012-STAR A2†	3.201%		8/5/2034	500	501,004
MSBAM Commercial Mortgage Securities Trust 2012-CKSV A2†	3.277%		10/15/2030	100	99,498
MSCG Trust 2015-ALDR A1†	2.612%		6/7/2035	29	29,147
Natixis Commercial Mortgage Securities Trust 2018-285M A†	3.917%	#(h)	11/15/2032	33	33,811
NYO Commercial Mortgage Trust 2021-1290 A†	1.175% (1 Mo. LIBOR + 1.10%	)#	11/15/2038	220	219,604
One New York Plaza Trust 2020-1NYP A†	1.04% (1 Mo. LIBOR + .95%	)#	1/15/2026	225	224,861
One New York Plaza Trust 2020-1NYP AJ†	1.34% (1 Mo. LIBOR + 1.25%	)#	1/15/2026	290	290,521
Ready Capital Mortgage Financing LLC 2021-FL6 A†	1.042% (1 Mo. LIBOR + .95%	)#	7/25/2036	460	460,768
ReadyCap Commercial Mortgage Trust 2018-4 A†	3.39%		2/27/2051	14	13,933
ReadyCap Commercial Mortgage Trust 2019-6 A†	2.833%		10/25/2052	12	12,103
SFO Commercial Mortgage Trust 2021 555 A†	1.24% (1 Mo. LIBOR + 1.15%	)#	5/15/2038	320	320,550
SLIDE 2018-FUN A†	1.24% (1 Mo. LIBOR + 1.15%	)#	6/15/2031	237	237,004
SLIDE 2018-FUN B†	1.59% (1 Mo. LIBOR + 1.50%	)#	6/15/2031	93	91,842
SLIDE 2018-FUN C†	1.89% (1 Mo. LIBOR + 1.80%	)#	6/15/2031	9	9,140
SLIDE 2018-FUN D†	2.19% (1 Mo. LIBOR + 2.10%	)#	6/15/2031	565	554,790
SLIDE 2018-FUN XCP IO XCP†	Zero Coupon	#(c)(h)	12/15/2020	5,552	56
SREIT Trust 2021-MFP A†	0.831% (1 Mo. LIBOR + .73%	)#	11/15/2038	500	497,896

See Notes to Financial Statements.	311

Schedule of Investments (continued)

SHORT DURATION CORE BOND FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Starwood Mortgage Residential Trust 2020-3 A1†	1.486%	#(h)	4/25/2065	$100	$100,194
UBS-BAMLL Trust 2012-WRM A†	3.663%		6/10/2030	100	100,311
UBS-Barclays Commercial Mortgage Trust 2012-C2 A4	3.525%		5/10/2063	45	45,706
UBS-Barclays Commercial Mortgage Trust 2013-C6 A4	3.244%		4/10/2046	242	247,635
Verus Securitization Trust 2020-4 A1†	1.502%		5/25/2065	89	89,586
Verus Securitization Trust 2020-5 A1†	1.218%		5/25/2065	162	162,328
Verus Securitization Trust 2020-INV1 A1†	1.977%	#(h)	3/25/2060	60	60,315
Vista Point Securitization Trust 2020-1 A1†	1.763%	#(h)	3/25/2065	75	75,044
Vista Point Securitization Trust 2020-2 A1†	1.475%	#(h)	4/25/2065	68	68,228
VMC Finance LLC 2019-FL3 A†	1.189% (1 Mo. LIBOR + 1.10%	)#	9/15/2036	232	232,012
VNDO Mortgage Trust 2012-6AVE A†	2.996%		11/15/2030	86	87,465
VNDO Mortgage Trust 2012-6AVE C†	3.448%	#(h)	11/15/2030	309	313,765
Waikiki Beach Hotel Trust 2019-WBM D†	2.119% (1 Mo. LIBOR + 2.03%	)#	12/15/2033	200	198,744
Wells Fargo Commercial Mortgage Trust 2015-C26 AS	3.58%		2/15/2048	40	41,624
Wells Fargo Commercial Mortgage Trust 2015-NXS3 A3	3.354%		9/15/2057	24	25,501
Wells Fargo Commercial Mortgage Trust 2016-C32 A4	3.56%		1/15/2059	60	64,260
Wells Fargo Commercial Mortgage Trust 2018-C48 A2	4.224%		1/15/2052	13	13,123
West Town Mall Trust 2017-KNOX C†	4.491%	#(h)	7/5/2030	15	14,921
West Town Mall Trust 2017-KNOX D†	4.491%	#(h)	7/5/2030	15	14,859
WFLD Mortgage Trust 2014-MONT A†	3.88%	#(h)	8/10/2031	275	285,021
WF-RBS Commercial Mortgage Trust 2012-C7 B	4.881%	#(h)	6/15/2045	25	24,052
WF-RBS Commercial Mortgage Trust 2014-C19 A5	4.101%		3/15/2047	87	92,009
WF-RBS Commercial Mortgage Trust 2014-C20 A5	3.995%		5/15/2047	140	147,358
Total Non-Agency Commercial Mortgage-Backed Securities (cost $33,970,777)					33,878,226

U.S. TREASURY OBLIGATIONS 17.98%
U.S. Treasury Bill	Zero Coupon		4/21/2022	6,866	6,864,184
U.S. Treasury Note	0.125%		8/31/2023	5,068	5,037,117
U.S. Treasury Note	0.375%		10/31/2023	16,113	16,070,200
U.S. Treasury Note	1.125%		10/31/2026	5,044	5,037,695
Total U.S. Treasury Obligations (cost $33,024,826)					33,009,196
Total Long-Term Investments (cost $191,774,389)					191,417,191

312	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION CORE BOND FUND November 30, 2021

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
SHORT-TERM INVESTMENTS 3.74%

COMMERCIAL PAPER 0.27%

Software
Fidelity Natl Information Svcs (cost $506,977)	Zero Coupon	12/8/2021	$507	$506,977

REPURCHASE AGREEMENTS 3.47%
Repurchase Agreement dated 11/30/2021, 0.00% due 12/1/2021 with Fixed Income Clearing Corp. collateralized by $6,266,400 of U.S. Treasury Note at 2.75% due 04/30/2023; value: $6,493,394; proceeds: $6,366,007 (cost $6,366,007)			6,366	6,366,007
Total Short-Term Investments (cost $6,872,984)				6,872,984
Total Investments in Securities 108.00% (cost $198,647,373)				198,290,175
Other Assets and Liabilities – Net(k) (8.00)%				(14,688,140)
Net Assets 100.00%				$183,602,035

CMT	Constant Maturity Rate.
IO	Interest Only.
LIBOR	London Interbank Offered Rate.
SOFR	Secured Over Night Financing Rate.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At November 30, 2021, the total value of Rule 144A securities was $104,685,112, which represents 57.02% of net assets.
#	Variable rate security. The interest rate represents the rate in effect at November 30, 2021.
(a)	Amount represents less than $1,000.
(b)	Securities purchased on a when-issued basis (See Note 2(j)).
(c)	Variable Rate is Fixed to Float: Rate remains fixed or at Zero Coupon until designated future date.
(d)	Foreign security traded in U.S. dollars.
(e)	Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the London Interbank Offered Rate (“LIBOR”) or the prime rate offered by major U.S. banks. The rate(s) shown is the rate(s) in effect at November 30, 2021.
(f)	Interest rate to be determined.
(g)	Level 3 Investment as described in Note 2(t) in the Notes to Financials. Floating Rate Loans categorized as Level 3 are valued based on a single quotation obtained from a dealer. Accounting principles generally accepted in the United States of America do not require the Fund to create quantitative unobservable inputs that were not developed by the Fund. Therefore, the Fund does not have access to unobservable inputs and cannot disclose such inputs in the valuation.
(h)	Interest rate is based on the weighted average interest rates of the underlying mortgages within the mortgage pool.
(i)	To-be-announced (“TBA”). Security purchased on a forward commitment basis with an approximate principal and maturity date. Actual principal and maturity will be determined upon settlement when the specific mortgage pools are assigned.
(j)	Level 3 Investment as described in Note 2(t) in the Notes to Financials. Security valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.
(k)	Other Assets and Liabilities - Net include net unrealized appreciation/depreciation on futures contracts and swaps as follows:

See Notes to Financial Statements.	313

Schedule of Investments (continued)

SHORT DURATION CORE BOND FUND November 30, 2021

Credit Default Swaps on Indexes - Sell Protection at November 30, 2021(1):

Referenced Index*	Swap Counterparty	Fund Receives (Quarterly)	Termination Date	Notional Amount	Payments Upfront(2)	Unrealized Appreciation/ (Depreciation)(3)	Credit Default Swap Agreements Receivable at Fair Value(4)
Markit CMBX.NA.AA.9	Morgan Stanley	1.500%	9/17/2058	$500,000	$2,414	$4,630	$7,044

*	The Referenced Index is for the Credit Default Swaps on Indexes, which is comprised of a basket of commercial mortgage-backed securities.
(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities.
(2)	Upfront payments received/paid are presented net of amortization.
(3)	Total unrealized appreciation on Credit Default Swaps on Indexes amounted to $4,630. Total unrealized depreciation on Credit Default Swaps on Indexes amounted to $0.
(4)	Includes upfront payments received.

Open Futures Contracts at November 30, 2021:

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation
U.S. 2-Year Treasury Note	March 2022	45	Long	$9,824,965	$9,843,047	$18,082

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Depreciation
U.S. 5-Year Treasury Note	March 2022	36	Short	$(4,336,820)	$(4,370,344)	$(33,524)

314	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION CORE BOND FUND November 30, 2021

The following is a summary of the inputs used as of November 30, 2021 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Asset-Backed Securities	$–	$52,505,372	$–	$52,505,372
Corporate Bonds	–	55,271,148	–	55,271,148
Floating Rate Loans
Gaming	–	–	466,475	466,475
Health Care	–	–	1,100,414	1,100,414
Telecommunications	–	–	405,217	405,217
Remaining Industries	–	8,503,187	–	8,503,187
Foreign Government Obligations	–	1,446,554	–	1,446,554
Government Sponsored Enterprises Collateralized Mortgage Obligations	–	10,408	–	10,408
Government Sponsored Enterprises Pass-Throughs	–	4,666,025	–	4,666,025
Municipal Bonds	–	154,969	–	154,969
Non-Agency Commercial Mortgage-Backed Securities	–	33,834,488	43,738	33,878,226
U.S. Treasury Obligations	–	33,009,196	–	33,009,196
Short-Term Investments
Commercial Paper	–	506,977	–	506,977
Repurchase Agreements	–	6,366,007	–	6,366,007
Total	$–	$196,274,331	$2,015,844	$198,290,175
Other Financial Instruments
Credit Default Swap Contracts
Assets	$–	$7,044	$–	$7,044
Liabilities	–	–	–	–
Futures Contracts
Assets	18,082	–	–	18,082
Liabilities	(33,524)	–	–	(33,524)
Total	$(15,442)	$7,044	$–	$(8,398)
(1)	Refer to Note 2(t) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. When applicable each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

See Notes to Financial Statements.	315

Schedule of Investments (concluded)

SHORT DURATION CORE BOND FUND November 30, 2021

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

Investment Type	Asset– Backed Securities	Floating Rate Loans	Non-Agency Commercial Mortgage-Backed Securities
Balance as of December 1, 2020	$116,159	$–	$86,778
Accrued Discounts (Premiums)	–	412	137
Realized Gain (Loss)	7,477	–	–
Change in Unrealized Appreciation (Depreciation)	(3,803)	(16,864)	(373)
Purchases	–	1,988,558	–
Sales	(119,833)	–	–
Transfers into Level 3	–	–	11,136
Transfers out of Level 3	–	–	(53,940)
Balance as of November 30, 2021	$–	$1,972,106	$43,738
Change in unrealized appreciation/depreciation for the year ended November 30, 2021, related to Level 3 investments held at November 30, 2021	$–	$(16,864)	$(373)

316	See Notes to Financial Statements.

Schedule of Investments

SHORT DURATION INCOME FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
LONG-TERM INVESTMENTS 98.36%

ASSET-BACKED SECURITIES 24.19%

Auto Floor Plan 0.49%
Ford Credit Floorplan Master Owner Trust 2019-1 A	2.84%		3/15/2024	$137,580	$138,595,437
Ford Credit Floorplan Master Owner Trust 2019-2 A	3.06%		4/15/2026	87,098	91,133,947
Nissan Master Owner Trust Receivables 2019-A A	0.65% (1 Mo. LIBOR + .56%	)#	2/15/2024	84,750	84,815,571
Total					314,544,955

Automobiles 8.56%
Ally Auto Receivables Trust 2019-3 A3	1.93%		5/15/2024	30,288	30,492,342
AmeriCredit Automobile Receivables Trust 2019-1 B	3.13%		2/18/2025	28,000	28,248,321
AmeriCredit Automobile Receivables Trust 2019-1 C	3.36%		2/18/2025	36,750	37,648,596
AmeriCredit Automobile Receivables Trust 2020-1 B	1.48%		1/21/2025	36,007	36,309,621
ARI Fleet Lease Trust 2020-A A2†	1.77%		8/15/2028	12,224	12,265,666
Arivo Acceptance Auto Loan Receivables Trust 2019-1 A†	2.99%		7/15/2024	7,095	7,149,608
Avis Budget Rental Car Funding AESOP LLC 2018-2A A†	4.00%		3/20/2025	22,004	23,300,907
Avis Budget Rental Car Funding AESOP LLC 2018-2A D†	3.04%		3/20/2025	59,000	59,095,167	(a)
Avis Budget Rental Car Funding AESOP LLC 2020-2A A†	2.02%		2/20/2027	22,560	22,877,333
Bank of The West Auto Trust 2017-1 A4†	2.33%		9/15/2023	10,593	10,625,579
Capital One Prime Auto Receivables Trust 2021-1 A2	0.32%		2/18/2025	74,315	74,232,726
CarMax Auto Owner Trust 2020-2 A3	1.70%		11/15/2024	12,502	12,596,719
CarMax Auto Owner Trust 2020-2 A4	2.05%		5/15/2025	35,731	36,439,103
Carvana Auto Receivables Trust 2019-2A C†	3.00%		6/17/2024	23,649	23,866,871
Carvana Auto Receivables Trust 2021-N1 A	0.70%		1/10/2028	25,123	25,052,730
Chesapeake Funding II LLC 2019-1A A1†	2.94%		4/15/2031	6,374	6,432,532
CPS Auto Receivables Trust 2017-B E†	5.75%		12/15/2023	10,010	10,086,478
CPS Auto Receivables Trust 2017-D D†	3.73%		9/15/2023	2,616	2,631,211
CPS Auto Receivables Trust 2019-B E†	5.00%		3/17/2025	3,500	3,649,751
CPS Auto Receivables Trust 2019-C C†	2.84%		6/16/2025	3,678	3,695,587
CPS Auto Receivables Trust 2019-C D†	3.17%		6/16/2025	7,669	7,819,250
CPS Auto Receivables Trust 2019-D C†	2.54%		8/15/2024	28,395	28,566,693
CPS Auto Receivables Trust 2020-A E†	4.09%		12/15/2025	11,448	11,674,606
Credit Acceptance Auto Loan Trust 2021-3A A†	1.00%		5/15/2030	48,200	47,935,637
Drive Auto Receivables Trust 2018-4 D	4.09%		1/15/2026	33,780	34,404,485

See Notes to Financial Statements.	317

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2021

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Automobiles (continued)
Drive Auto Receivables Trust 2018-5 C	3.99%	1/15/2025	$11,977	$12,042,270
Drive Auto Receivables Trust 2019-2 C	3.42%	6/16/2025	24,024	24,228,751
Drive Auto Receivables Trust 2019-2 D	3.69%	8/17/2026	27,026	27,720,633
Drive Auto Receivables Trust 2019-4 C	2.51%	11/17/2025	53,418	53,771,546
Drive Auto Receivables Trust 2019-4 D	2.70%	2/16/2027	46,783	47,703,937
Drive Auto Receivables Trust 2020-2 A3	0.83%	5/15/2024	3,348	3,348,944
Drive Auto Receivables Trust 2020-2 B	1.42%	3/17/2025	9,000	9,031,882
Drive Auto Receivables Trust 2021-1 C	1.02%	6/15/2027	39,725	39,799,484
Drive Auto Receivables Trust 2021-1 D	1.45%	1/16/2029	37,120	37,055,107
Drive Auto Receivables Trust 2021-2 A2	0.36%	5/15/2024	107,335	107,294,878
Drive Auto Receivables Trust 2021-2 D	1.39%	3/15/2029	91,455	89,957,315
Enterprise Fleet Financing LLC 2020-2 A2†	0.61%	7/20/2026	74,557	74,524,161
Exeter Automobile Receivables Trust 2021-2A A2	0.27%	1/16/2024	23,611	23,607,488
Exeter Automobile Receivables Trust 2021-2A C	0.98%	6/15/2026	29,900	29,863,612
Exeter Automobile Receivables Trust 2021-2A D	1.40%	4/15/2027	52,760	52,254,253
Exeter Automobile Receivables Trust 2021-3A A2	0.34%	1/16/2024	76,014	75,985,890
Exeter Automobile Receivables Trust 2021-3A D	1.55%	6/15/2027	61,755	60,956,094
Exeter Automobile Receivables Trust 2021-3A E†	3.04%	12/15/2028	40,830	40,429,854
Fifth Third Auto Trust 2019-1 A4	2.69%	11/16/2026	28,013	28,533,941
Ford Credit Auto Lease Trust 2021-A A2	0.19%	7/15/2023	86,756	86,742,797
Ford Credit Auto Lease Trust 2021-A A3	0.26%	2/15/2024	107,486	107,313,711
Ford Credit Auto Owner Trust 2017-2 A†	2.36%	3/15/2029	38,244	38,831,428
Ford Credit Auto Owner Trust 2018-REV2 A†	3.47%	1/15/2030	97,245	101,489,258
Ford Credit Auto Owner Trust 2019-REV1 A†	3.52%	7/15/2030	89,401	94,153,092
Ford Credit Auto Owner Trust 2020-C A3	0.41%	7/15/2025	80,663	80,443,516
Ford Credit Auto Owner Trust 2021-A A2	0.17%	10/15/2023	110,757	110,739,635
Ford Credit Auto Owner Trust REV1 2018-1 A†	3.19%	7/15/2031	48,939	51,737,577
Ford Credit Auto Owner Trust REV1 2021-1 A†	1.37%	10/17/2033	76,875	76,511,727
Foursight Capital Automobile Receivables Trust 2020-1 A3†	2.05%	10/15/2024	7,382	7,414,817
GLS Auto Receivables Issuer Trust 2021-3A A†	0.42%	1/15/2025	126,401	126,377,167
GM Financial Automobile Leasing Trust 2020-2 A3	0.80%	7/20/2023	38,356	38,440,437
GM Financial Consumer Automobile Receivables Trust 2019-1 B	3.37%	8/16/2024	13,545	13,825,352
GM Financial Consumer Automobile Receivables Trust 2020-4 A3	0.38%	8/18/2025	103,164	102,974,704
GM Financial Consumer Automobile Receivables Trust 2021-1 A2	0.23%	11/16/2023	39,578	39,575,469

318	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2021

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Automobiles (continued)
GM Financial Consumer Automobile Receivables Trust 2021-1 A3	0.35%	10/16/2025	$65,136	$64,893,759
GM Financial Leasing Trust 2021-1 A2	0.17%	4/20/2023	122,605	122,574,463
GM Financial Leasing Trust 2021-1 A3	0.26%	2/20/2024	139,892	139,602,563
Hertz Vehicle Financing III LP 2021-2A A†	1.68%	12/27/2027	89,713	89,665,039
Hertz Vehicle Financing LLC 2021-1A A†	1.21%	12/26/2025	91,200	90,642,184
Hertz Vehicle Financing LLC 2021-1A D†	3.98%	12/26/2025	25,000	24,788,655
Honda Auto Receivables Owner Trust 2019-1 A4	2.90%	6/18/2024	11,000	11,153,273
Honda Auto Receivables Owner Trust 2020-2 A3	0.82%	7/15/2024	38,483	38,585,115
Honda Auto Receivables Owner Trust 2020-3 A3	0.37%	10/18/2024	81,372	81,174,925
Honda Auto Receivables Owner Trust 2021-1 A2	0.16%	7/21/2023	82,125	82,106,956
Honda Auto Receivables Owner Trust 2021-2 A2	0.17%	11/15/2023	144,530	144,438,195
Hyundai Auto Lease Securitization Trust 2021-A A2†	0.25%	4/17/2023	38,330	38,321,415
Mercedes-Benz Auto Lease Trust 2021-A A2	0.18%	3/15/2023	33,103	33,098,977
Mercedes-Benz Auto Lease Trust 2021-A A3	0.25%	1/16/2024	71,069	70,940,699
Nissan Auto Lease Trust 2020-B A3	0.43%	10/16/2023	93,172	93,237,798
OneMain Direct Auto Receivables Trust 2021-1A A†	0.87%	7/14/2028	119,845	118,570,353
Santander Drive Auto Receivables Trust 2019-3 C	2.49%	10/15/2025	42,412	42,622,017
Santander Drive Auto Receivables Trust 2021-1 C	0.75%	2/17/2026	58,188	58,227,428
Santander Drive Auto Receivables Trust 2021-2 A2	0.28%	4/15/2024	67,469	67,454,068
Santander Drive Auto Receivables Trust 2021-2 D	1.35%	7/15/2027	71,680	71,480,135
Santander Drive Auto Receivables Trust 2021-3 A2	0.29%	5/15/2024	176,967	176,937,392
Santander Retail Auto Lease Trust 2019-B D†	3.31%	6/20/2024	39,672	40,411,181
Santander Retail Auto Lease Trust 2021-A A3†	0.51%	7/22/2024	159,370	158,519,522
Santander Retail Auto Lease Trust 2021-C A2†	0.29%	4/22/2024	69,985	69,906,561
Santander Retail Auto Lease Trust 2021-C A3†	0.50%	3/20/2025	73,120	72,770,055
Toyota Auto Loan Extended Note Trust 2020-1A A†	1.35%	5/25/2033	179,000	179,221,405
Toyota Auto Receivables Owner Trust 2020-D A2	0.23%	5/15/2023	28,221	28,222,572
Toyota Auto Receivables Owner Trust 2020-D A3	0.35%	1/15/2025	84,958	84,831,183
Volkswagen Auto Loan Enhanced Trust 2020-1 A3	0.98%	11/20/2024	66,839	67,089,737
Westlake Automobile Receivables Trust 2019-1A C†	3.45%	3/15/2024	1,896	1,899,605
Westlake Automobile Receivables Trust 2019-2A D†	3.20%	11/15/2024	47,426	48,405,608
Westlake Automobile Receivables Trust 2019-3A B†	2.41%	10/15/2024	24,795	24,836,461
Westlake Automobile Receivables Trust 2019-3A C†	2.49%	10/15/2024	61,941	62,434,757
Westlake Automobile Receivables Trust 2020-1A B†	1.94%	4/15/2025	48,382	48,678,553
Westlake Automobile Receivables Trust 2021-2A A2A†	0.32%	4/15/2025	157,075	156,989,598
Westlake Automobile Receivables Trust 2021-2A C†	0.89%	7/15/2026	53,150	52,785,205

See Notes to Financial Statements.	319

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Automobiles (continued)
World Omni Automobile Lease Securitization Trust 2020-B A3	0.45%		2/15/2024	$48,093	$48,025,665
World Omni Select Auto Trust 2018-1A D†	4.13%		1/15/2025	29,174	29,411,721
World Omni Select Auto Trust 2019-A C	2.38%		12/15/2025	8,886	9,041,058
World Omni Select Auto Trust 2019-A D	2.59%		12/15/2025	25,464	25,822,640
Total					5,381,596,742

Credit Card 1.08%
American Express Credit Account Master Trust 2019-1 B	3.07%		10/15/2024	32,109	32,360,632
American Express Credit Account Master Trust 2019-3 B	2.20%		4/15/2025	12,714	12,890,085
Capital One Multi-Asset Execution Trust 2019-A2 A2	1.72%		8/15/2024	21,237	21,454,849
Discover Card Execution Note Trust 2018-A2 A2	0.419% (1 Mo. LIBOR + .33%	)#	8/15/2025	5,100	5,115,947
Golden Credit Card Trust 2018-4A A†	3.44%		8/15/2025	53,161	55,584,153
Master Credit Card Trust II 2020-1A A†	1.99%		9/21/2024	12,223	12,443,166
Master Credit Card Trust II Series 2018-1A A†	0.581% (1 Mo. LIBOR + .49%	)#	7/21/2024	149,340	149,830,582
Newday Funding Master Issuer plc 2021-1A A2†	1.148% (SOFR + 1.10%	)#	3/15/2029	19,600	19,765,377
Perimeter Master Note Business Trust 2019-2A A†	4.23%		5/15/2024	31,250	32,166,031	(a)
Perimeter Master Note Business Trust 2021-1A A†	3.19%		5/15/2024	46,000	45,767,079	(a)
Synchrony Credit Card Master Note Trust 2017-2 B	2.82%		10/15/2025	36,807	37,520,128
World Financial Network Credit Card Master Trust 2019-A A	3.14%		12/15/2025	132,435	133,232,788
World Financial Network Credit Card Master Trust 2019-A M	3.61%		12/15/2025	29,519	29,678,462
World Financial Network Credit Card Master Trust 2019-B A	2.49%		4/15/2026	4,451	4,501,378
World Financial Network Credit Card Master Trust 2019-C A	2.21%		7/15/2026	81,668	82,837,306
Total					675,147,963

Other 13.82%
A10 Bridge Asset Financing LLC 2019-B A1†	3.085%		8/15/2040	43,250	43,641,068
ACAM Ltd. 2019-FL1 A†	1.562% (1 Mo. SOFR + 1.51%	)#	11/17/2034	94,772	95,196,436
ACAM Ltd. 2019-FL1 AS†	1.912% (1 Mo. SOFR + 1.86%	)#	11/17/2034	25,000	25,092,053

320	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Other (continued)
ACREC Ltd. 2021-FL1 A†	1.239% (1 Mo. LIBOR + 1.15%	)#	10/16/2036	$102,830	$102,727,921
Affirm Asset Securitization Trust 2021-B A†	1.03%		8/17/2026	89,250	88,870,821
AIMCO CLO Series 2018-BA AR†	1.224% (3 Mo. LIBOR + 1.10%	)#	1/15/2032	69,000	69,196,865
AMMC CLO 19 Ltd. 2016-19A AR†	1.264% (3 Mo. LIBOR + 1.14%	)#	10/16/2028	45,010	45,034,735
AMMC CLO Ltd. 2016-19A BR†	1.924% (3 Mo. LIBOR + 1.80%	)#	10/16/2028	29,854	29,880,368
AMMC CLO Ltd. 2016-19A CR†	2.674% (3 Mo. LIBOR + 2.55%	)#	10/16/2028	13,000	13,017,933
AMMC CLO Ltd. 2020-23A A1R†	1.163% (3 Mo. LIBOR + 1.04%	)#	10/17/2031	116,150	116,160,194
Amur Equipment Finance Receivables VI LLC 2018-2A A2†	3.89%		7/20/2022	5,272	5,306,723
Amur Equipment Finance Receivables VII LLC 2019-1A A2†	2.63%		6/20/2024	20,459	20,676,222
Anchorage Capital CLO 3-R Ltd. 2014-3RA A†	1.186% (3 Mo. LIBOR + 1.05%	)#	1/28/2031	31,258	31,277,595
Anchorage Capital CLO 4-R Ltd. 2014-4RA A†	1.186% (3 Mo. LIBOR + 1.05%	)#	1/28/2031	40,886	40,896,308
Apidos CLO XXII 2015-22A A1R†	1.192% (3 Mo. LIBOR + 1.06%	)#	4/20/2031	79,418	79,485,636
Apidos CLO XXIV 2016-24A A1AL†	1.082% (3 Mo. LIBOR + .95%	)#	10/20/2030	23,480	23,474,130
Apidos CLO XXXI 2019-31A A1R†	1.224% (3 Mo. LIBOR + 1.10%	)#	4/15/2031	86,400	86,591,068
Applebee’s Funding LLC/IHOP Funding LLC 2019-1A A2II†	4.723%		6/5/2049	4,702	4,886,117
Aqua Finance Trust 2019-A A†	3.14%		7/16/2040	30,511	31,122,357
Aqua Finance Trust 2021-A A†	1.54%		7/17/2046	115,997	115,190,845
Arbor Realty Commercial Real Estate Notes Ltd. 2018-FL1 A†	1.24% (1 Mo. LIBOR + 1.15%	)#	6/15/2028	35,293	35,305,353
Arbor Realty Commercial Real Estate Notes Ltd. 2019-FL1 A†	1.24% (1 Mo. LIBOR + 1.15%	)#	5/15/2037	55,365	55,348,391
Arbor Realty Commercial Real Estate Notes Ltd. 2021-FL2 A†	1.19% (1 Mo. LIBOR + 1.10%	)#	5/15/2036	60,530	60,432,547

See Notes to Financial Statements.	321

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Other (continued)
Arbor Realty Commercial Real Estate Notes Ltd. 2021-FL3 A†	1.16% (1 Mo. LIBOR + 1.07%	)#	8/15/2034	$80,250	$80,077,759
Arbor Realty Commercial Real Estate Notes Ltd. 2021-FL3 AS†	1.49% (1 Mo. LIBOR + 1.40%	)#	8/15/2034	18,530	18,461,254
Arbor Realty Commercial Real Estate Notes Ltd. 2021-FL4 A†(b)	1.44% (1 Mo. LIBOR + 1.35%	)#	11/15/2036	188,500	188,660,677
ARES L CLO Ltd. 2018-50A AR†	1.174% (3 Mo. LIBOR + 1.05%	)#	1/15/2032	120,140	120,076,210
Bain Capital Credit CLO 2019-2A AR†	1.222% (3 Mo. LIBOR + 1.10%	)#	10/17/2032	75,950	76,006,778
Bain Capital Credit CLO Ltd. 2017-1A A1R†	1.102% (3 Mo. LIBOR + .97%	)#	7/20/2030	93,850	93,876,835
Bain Capital Credit CLO Ltd. 2020-5A A1†	1.352% (3 Mo. LIBOR + 1.22%	)#	1/20/2032	72,770	72,803,297
Ballyrock CLO Ltd. 2019-1A A1R†	Zero Coupon	#(c)	7/15/2032	141,710	141,350,215
Barings CLO Ltd. 2019-3A A1R†	1.202% (3 Mo. LIBOR + 1.07%	)#	4/20/2031	117,460	117,430,379
BDS Ltd. 2021-FL7 A†	1.159% (1 Mo. LIBOR + 1.07%	)#	6/16/2036	104,240	104,173,286
Benefit Street Partners CLO IV Ltd. 2014-IVA ARRR†	1.312% (3 Mo. LIBOR + 1.18%	)#	1/20/2032	77,740	77,775,522
BlueMountain CLO Ltd. 2015-2A A1R†	1.052% (3 Mo. LIBOR + .93%	)#	7/18/2027	6,505	6,506,503
BlueMountain CLO Ltd. 2016-2A A1R2†	1.28% (3 Mo. LIBOR + 1.12%	)#	8/20/2032	33,000	33,003,804
BlueMountain Fuji US CLO I Ltd. 2017-1A A1R†	1.112% (3 Mo. LIBOR + .98%	)#	7/20/2029	69,720	69,713,126
BSPRT Issuer Ltd. 2019 FL5 A†	1.24% (1 Mo. LIBOR + 1.15%	)#	5/15/2029	38,503	38,363,654
Carlyle Global Market Strategies CLO Ltd. 2015-1A AR3†	1.112% (3 Mo. LIBOR + .98%	)#	7/20/2031	78,820	78,866,230
Carlyle US CLO Ltd. 2017-2A A1R†	1.184% (3 Mo. LIBOR + 1.05%	)#	7/20/2031	90,210	90,255,074
Carlyle US CLO Ltd. 2017-3A A1AR†	1.032% (3 Mo. LIBOR + .90%	)#	7/20/2029	27,740	27,748,367

322	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)		Fair Value
Other (continued)
Carlyle US CLO Ltd. 2019-1A A1AR†	1.212% (3 Mo. LIBOR + 1.08%	)#	4/20/2031		$137,100	$137,204,728
Cedar Funding X CLO Ltd. 2019-10A AR†	Zero Coupon	#(c)	10/20/2032		10,610	10,610,803
Cedar Funding XIV CLO Ltd. 2021-14A A†	1.224% (3 Mo. LIBOR + 1.10%	)#	7/15/2033		96,630	96,547,865
CF Hippolyta LLC 2021-1A A1†	1.53%		3/15/2061		39,058	38,441,473
CIFC Funding II Ltd. 2013-2A A1L2†	Zero Coupon	#(c)	10/18/2030		37,100	37,096,340
CIFC Funding Ltd. 2021-4A A†	1.174% (3 Mo. LIBOR + 1.05%	)#	7/15/2033		83,100	83,038,262
Colombia Cent CLO Ltd. 2018-27A A2A†	1.724% (3 Mo. LIBOR + 1.60%	)#	10/25/2028		5,608	5,617,788
Dell Equipment Finance Trust 2021-2 A2†	0.33%		12/22/2026		63,275	63,088,858
Diamond Resorts Owner Trust 2018-1 A†	3.70%		1/21/2031		17,885	18,390,465
Diamond Resorts Owner Trust 2018-1 B†	4.19%		1/21/2031		10,722	11,026,277
DLL LLC 2018-1 A4†	3.27%		4/17/2026		12,869	12,912,718
Dryden CLO Ltd. 2018-55A A1†	1.144% (3 Mo. LIBOR + 1.02%	)#	4/15/2031		20,170	20,185,591
Dryden CLO Ltd. 2019 72A AR†	1.236% (3 Mo. LIBOR + 1.08%	)#	5/15/2032		98,100	98,051,137
Dryden Senior Loan Fund 2017-47A A1R†	1.104% (3 Mo. LIBOR + .98%	)#	4/15/2028		93,000	92,972,293
Elmwood CLO X Ltd. 2021-3A A†	1.13% (3 Mo. LIBOR + 1.04%	)#	10/20/2034		126,290	126,337,359
Fairstone Financial Issuance Trust I 2020-1A A†(d)	2.509%		10/20/2039	CAD	35,080	27,676,921
Galaxy XIX CLO Ltd. 2015-19A A1RR†	1.074% (3 Mo. LIBOR + .95%	)#	7/24/2030		$54,290	54,287,286
GPMT Ltd. 2019-FL2 A†	1.389% (1 Mo. LIBOR + 1.30%	)#	2/22/2036		21,403	21,398,576
Gracie Point International Funding 2020-B A†	1.486% (1 Mo. LIBOR + 1.40%	)#	5/2/2023		74,997	75,436,009
Grand Avenue CRE 2019-FL1 AS†	1.589% (1 Mo. LIBOR + 1.50%	)#	6/15/2037		18,701	18,723,604
GreatAmerica Leasing Receivables Funding LLC Series 2019-1 A4†	3.21%		2/18/2025		17,040	17,338,534
Greystone Commercial Real Estate Notes Ltd. 2018-HC1 A†	1.64% (1 Mo. LIBOR + 1.55%	)#	9/15/2028		42,376	42,449,414
Greystone Commercial Real Estate Notes Ltd. 2018-HC1 AS†	2.24% (1 Mo. LIBOR + 2.15%	)#	9/15/2028		22,123	22,038,777

See Notes to Financial Statements.	323

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Other (continued)
Greystone CRE Notes Ltd. 2021-FL3 A†	1.11% (1 Mo. LIBOR + 1.02%	)#	7/15/2039	$92,430	$92,131,950
Greywolf CLO VII Ltd. 2018-2A A1†	1.312% (3 Mo. LIBOR + 1.18%	)#	10/20/2031	37,250	37,231,533
Halcyon Loan Advisors Funding Ltd. 2015-2A AR†	1.204% (3 Mo. LIBOR + 1.08%	)#	7/25/2027	548	548,302
Halcyon Loan Advisors Funding Ltd. 2015-2A BR†	1.774% (3 Mo. LIBOR + 1.65%	)#	7/25/2027	15,727	15,739,189
Halcyon Loan Advisors Funding Ltd. 2017-2A A2†	1.822% (3 Mo. LIBOR + 1.70%	)#	1/17/2030	23,027	23,067,173
HGI CRE CLO Ltd. 2021-FL2 A†	1.089% (1 Mo. LIBOR + 1.00%	)#	9/17/2036	26,520	26,532,990
HPEFS Equipment Trust 2020-1A A3†	1.76%		2/20/2030	30,663	30,770,153
HPEFS Equipment Trust 2020-1A B†	1.89%		2/20/2030	9,003	9,073,994
Hyundai Floorplan Master Owner Trust 2019-1 A†	2.68%		4/15/2024	104,527	105,415,709
JFIN CLO Ltd. 2013-1A A1NR†	1.522% (3 Mo. LIBOR + 1.39%	)#	1/20/2030	72,557	72,630,174
JFIN CLO Ltd. 2013-1A A2R†	2.332% (3 Mo. LIBOR + 2.20%	)#	1/20/2030	37,291	37,338,450
Kayne CLO 5 Ltd. 2019-5A A†	1.474% (3 Mo. LIBOR + 1.35%	)#	7/24/2032	55,397	55,466,439
Kayne CLO II Ltd. 2018-2A AR†	1.204% (3 Mo. LIBOR + 1.08%	)#	10/15/2031	100,220	100,358,906
KKR CLO Ltd. 24 A1R†	1.212% (3 Mo. LIBOR + 1.08%	)#	4/20/2032	130,540	130,588,953
KKR CLO Ltd. 30A A1R†	2.266% (3 Mo. LIBOR + 1.02%	)#	10/17/2031	18,250	18,259,112
KREF Ltd. 2021-FL2 A†	1.159% (1 Mo. LIBOR + 1.07%	)#	2/15/2039	69,690	69,690,223
KREF Ltd. 2021-FL2 AS†	1.389% (1 Mo. LIBOR + 1.30%	)#	2/15/2039	37,030	37,076,276
LCM XXII Ltd. 22A A1R†	1.292% (3 Mo. LIBOR + 1.16%	)#	10/20/2028	11,750	11,767,854
Lendmark Funding Trust 2021-2A A†	2.00%		4/20/2032	137,050	136,910,853
LMREC, Inc. 2019-CRE3 A†	1.492% (1 Mo. LIBOR + 1.40%	)#	12/22/2035	65,000	65,072,469
LoanCore Issuer Ltd. 2019-CRE2 A†	1.22% (1 Mo. LIBOR + 1.13%	)#	5/15/2036	31,870	31,877,005
M360 LLC 2019-CRE2 A†	1.562% (1 Mo. SOFR + 1.51%	)#	9/15/2034	36,832	36,893,284

324	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Other (continued)
M360 LLC 2019-CRE2 B†	2.412% (1 Mo. SOFR + 2.36%	)#	9/15/2034	$10,311	$10,326,307
Madison Park Funding Ltd. 2015-17A BR2†	1.63% (3 Mo. LIBOR + 1.50%	)#	7/21/2030	10,000	10,008,151
Madison Park Funding XI Ltd. 2013-11A AR2†	1.024% (3 Mo. LIBOR + .90%	)#	7/23/2029	16,820	16,817,203
Madison Park Funding XVII Ltd. 2015-17A AR2†	1.13% (3 Mo. LIBOR + 1.00%	)#	7/21/2030	29,600	29,610,583
Madison Park Funding XXV Ltd. 2017-25A A1R†	1.094% (3 Mo. LIBOR + .97%	)#	4/25/2029	53,500	53,560,754
Magnetite Ltd. 2021-29A A†	1.114% (3 Mo. LIBOR + .99%	)#	1/15/2034	79,670	79,768,588
Magnetite XXII Ltd. 2019-22A AR†	1.184% (3 Mo. LIBOR + 1.06%	)#	4/15/2031	47,750	47,756,628
Mariner Finance Issuance Trust 2021-BA A†	2.10%		11/20/2036	63,990	64,050,893
Mercedes-Benz Master Owner Trust 2019-BA A†	2.61%		5/15/2024	83,702	84,558,640
Meritage Mortgage Loan Trust 2004-2 M3	1.067% (1 Mo. LIBOR + .98%	)#	1/25/2035	36	41,445
MF1 Ltd. 2021-FL6 AS†	1.539% (1 Mo. LIBOR + 1.45%	)#	7/16/2036	66,840	66,894,140
MF1 Ltd. 2021-FL7 A†	1.169% (1 Mo. LIBOR + 1.08%	)#	10/16/2036	95,220	94,748,661
MF1 Ltd. 2021-FL7 AS†	1.539% (1 Mo. LIBOR + 1.45%	)#	10/16/2036	90,320	89,900,012
Mountain View CLO LLC 2017-1A AR†	1.212% (3 Mo. LIBOR + 1.09%	)#	10/16/2029	40,527	40,540,885
Mountain View CLO LLC 2017-1A BR†	1.872% (3 Mo. LIBOR + 1.75%	)#	10/16/2029	36,502	36,576,255
MVW Owner Trust 2017-1A A†	2.42%		12/20/2034	4,226	4,283,599
Navient Private Education Refi Loan Trust 2020-FA A†	1.22%		7/15/2069	65,132	65,122,995
Navient Private Education Refi Loan Trust 2021-CA A†	1.06%		10/15/2069	146,277	144,819,720
Nelnet Student Loan Trust 2021-A APT1†	1.36%		4/20/2062	60,053	59,334,460
New Economy Assets Phase 1 Sponsor LLC 2021-1 A1†	1.91%		10/20/2061	70,550	69,448,559
New Economy Assets Phase 1 Sponsor LLC 2021-1 B1†	2.41%		10/20/2061	28,890	28,963,051
Newark BSL CLO 1 Ltd. 2016-1A A1R†	1.235% (3 Mo. LIBOR + 1.10%	)#	12/21/2029	67,407	67,491,578

See Notes to Financial Statements.	325

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Other (continued)
Newark BSL CLO 2 Ltd. 2017-1A A1R†	1.094% (3 Mo. LIBOR + .97%	)#	7/25/2030	$48,300	$48,295,811
Oaktree CLO Ltd. 2015-1A A1R†	1.002% (3 Mo. LIBOR + .87%	)#	10/20/2027	9,278	9,277,908
OCP CLO Ltd. 2015-10A A2AR†	1.425% (3 Mo. LIBOR + 1.30%	)#	10/26/2027	24,351	24,370,556
OCP CLO Ltd. 2015-9A A2R†	1.474% (3 Mo. LIBOR + 1.35%	)#	7/15/2027	25,719	25,728,579
OCP CLO Ltd. 2016-12A A1R†	1.242% (3 Mo. LIBOR + 1.12%	)#	10/18/2028	27,515	27,537,381
OCP CLO Ltd. 2016-12A A2R†	1.722% (3 Mo. LIBOR + 1.60%	)#	10/18/2028	26,201	26,222,528
OCP CLO Ltd. 2019-17A A1R†	1.172% (3 Mo. LIBOR + 1.04%	)#	7/20/2032	157,030	157,226,237
Octagon Investment Partners 30 Ltd. 2017-1A A1R†	1.132% (3 Mo. LIBOR + 1.00%	)#	3/17/2030	34,550	34,558,638
Octagon Investment Partners 32 Ltd. 2017-1A A1R†	1.074% (3 Mo. LIBOR + .95%	)#	7/15/2029	118,070	118,081,834
Octagon Investment Partners 49 Ltd. 2020-5A A1†	1.344% (3 Mo. LIBOR + 1.22%	)#	1/15/2033	79,600	79,666,955
Octagon Investment Partners XIV Ltd. 2012-1A AARR†	1.074% (3 Mo. LIBOR + .95%	)#	7/15/2029	43,910	43,891,699
Octagon Investment Partners XXI Ltd. 2014-1A AAR3†	1.156% (3 Mo. LIBOR + 1.00%	)#	2/14/2031	95,190	95,275,726
Octane Receivables Trust 2021-1A A†	0.93%		3/22/2027	36,649	36,548,825
OneMain Financial Issuance Trust 2018-2A A†	3.57%		3/14/2033	7,689	7,978,000
OneMain Financial Issuance Trust 2019-1A A†	3.48%		2/14/2031	22,969	22,988,166
OneMain Financial Issuance Trust 2019-1A B†	3.79%		2/14/2031	18,443	18,478,230
OneMain Financial Issuance Trust 2019-2A A†	3.14%		10/14/2036	75,865	80,327,607
OneMain Financial Issuance Trust 2020-2A A†	1.75%		9/14/2035	20,800	20,742,003
OneMain Financial Issuance Trust 2020-2A C†	2.76%		9/14/2035	11,700	11,960,141
Orange Lake Timeshare Trust 2019-A A†	3.06%		4/9/2038	8,066	8,247,979
OZLM VIII Ltd. 2014-8A A1RR†	1.292% (3 Mo. LIBOR + 1.17%	)#	10/17/2029	32,900	32,921,465
OZLM XVII Ltd. 2017 17A A1†	1.382% (3 Mo. LIBOR + 1.25%	)#	7/20/2030	14,087	14,083,216
Palmer Square Loan Funding Ltd. 2018-4A A1†	1.056% (3 Mo. LIBOR + .90%	)#	11/15/2026	3,039	3,040,783
Perimeter Master Note Business	2.13%		5/15/2027	90,000	90,177,840	(a)
PFS Financing Corp. 2020-E A†	1.00%		10/15/2025	71,520	71,464,493
PFS Financing Corp. 2020-G A†	0.97%		2/15/2026	55,841	55,691,061

326	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Other (continued)
Planet Fitness Master Issuer LLC 2018-1A A2II†	4.666%		9/5/2048	$25,905	$26,604,776
Prima Capital CRE Securitization 2015-5A C†	4.50%		12/24/2050	24,102	24,153,858
Prima Capital CRE Securitization Ltd. 2013-3A A†	2.214%		10/24/2035	2,050	2,050,825	(a)
Prima Capital CRE Securitization Ltd. 2013-3A C†	5.00%		10/24/2035	35,011	34,744,771
Prima Capital CRE Securitization Ltd. 2015-4A MR-A†	2.55%		8/24/2049	5,572	5,574,910
Progress Residential 2021-SFR8 Trust F†	3.181%		10/17/2038	43,080	42,332,971
Progress Residential Trust 2021-SFR8 B†	1.681%		10/17/2038	28,310	27,689,224
Rad CLO Ltd. 2021-15A A†(b)	Zero Coupon	#(c)	1/20/2034	105,000	105,000,000	(a)
Romark CLO Ltd. 2017-1A A1R†	1.154% (3 Mo. LIBOR + 1.03%	)#	10/23/2030	75,250	75,269,595
SCF Equipment Leasing LLC 2019-2A A1†	2.22%		6/20/2024	8,468	8,490,305
SCF Equipment Leasing LLC 2019-2A A2†	2.47%		4/20/2026	101,195	102,838,174
SCF Equipment Leasing LLC 2021-1A A3†	0.83%		8/21/2028	136,635	135,660,820
SCF Equipment Leasing LLC 2021-1A B†	1.37%		8/20/2029	14,900	14,630,121
Signal Peak CLO 8 Ltd. 2020-8A A†	1.402% (3 Mo. LIBOR + 1.27%	)#	4/20/2033	38,000	38,097,519
SMB Private Education Loan Trust 2021-A A1†	0.59% (1 Mo. LIBOR + .50%	)#	1/15/2053	12,985	12,997,557
Sound Point CLO III-R Ltd. 2013-2RA B†	1.574% (3 Mo. LIBOR + 1.45%	)#	4/15/2029	10,000	9,973,232
TCI-Flatiron CLO Ltd. 2016-1A AR2†	1.272% (3 Mo. LIBOR + 1.15%	)#	1/17/2032	16,330	16,348,346
TCI-Flatiron CLO Ltd. 2017-1A AR†	1.118% (3 Mo. LIBOR + .96%	)#	11/18/2030	58,190	58,177,576
TCI-Flatiron CLO Ltd. 2018-1A ANR†	1.189% (3 Mo. LIBOR + 1.06%	)#	1/29/2032	35,050	35,109,535
TICP CLO XIV Ltd. 2019-14A A1R†(b)	Zero Coupon	#(c)	10/20/2032	58,170	58,170,000
TPG Real Estate Finance Issuer Ltd. 2018-FL2 A†	1.219% (1 Mo. LIBOR + 1.13%	)#	11/15/2037	23,067	23,058,611
TRTX Issuer Ltd. 2019-FL3 A†	1.312% (1 Mo. SOFR + 1.26%	)#	10/15/2034	13,040	13,032,642
Upstart Securitization Trust 2021-2 A†	0.91%		6/20/2031	61,116	61,082,782
Upstart Securitization Trust 2021-5 A†	1.31%		11/20/2031	68,670	68,544,526
Venture CLO Ltd. 2018-33A A1LR†	1.184% (3 Mo. LIBOR + 1.06%	)#	7/15/2031	68,200	68,219,471
VERDE CLO Ltd. 2019-1A AR†	1.224% (3 Mo. LIBOR + 1.10%	)#	4/15/2032	34,355	34,359,294
Verizon Owner Trust 2020-B A	0.47%		2/20/2025	77,688	77,616,154

See Notes to Financial Statements.	327

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)		Fair Value
Other (continued)
Verizon Owner Trust 2020-C A	0.41%		4/21/2025		$106,612	$106,330,203
Wind River CLO Ltd. 2013-1A A1RR†	1.112% (3 Mo. LIBOR + .98%	)#	7/20/2030		133,930	134,016,757
Total						8,678,854,048

Student Loan 0.24%
Navient Private Education Refi Loan Trust 2021-FA A†	1.11%		2/18/2070		103,175	101,845,330
SLC Student Loan Trust 2008-1 A4A	1.716% (3 Mo. LIBOR + 1.60%	)#	12/15/2032		18,459	18,804,043
Towd Point Asset Trust 2018-SL1 A†	0.689% (1 Mo. LIBOR + .60%	)#	1/25/2046		31,814	31,675,752
Total						152,325,125
Total Asset-Backed Securities (cost $15,194,296,085)						15,202,468,833

				Shares (000)

COMMON STOCKS 0.06%

Miscellaneous Financials 0.00%
UTEX Industries, Inc.					84	4,039,536

Oil, Gas & Consumable Fuels 0.06%
Dommo Energia SA*(d)				BRL	1,106	120,004
Oasis Petroleum, Inc.					298	35,730,200
Total						35,850,204
Total Common Stocks (cost $30,002,542)						39,889,740

				Principal Amount (000)

CONVERTIBLE BONDS 0.10%

Internet
Weibo Corp. (China)(e) (cost $65,310,122)	1.25%		11/15/2022		$66,436	64,609,010

CORPORATE BONDS 37.89%

Advertising 0.03%
Clear Channel International BV (United Kingdom)†(e)	6.625%		8/1/2025		15,835	16,365,156

328	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Aerospace/Defense 0.76%
Boeing Co. (The)	2.196%		2/4/2026	$71,250	$71,141,621
Boeing Co. (The)	4.508%		5/1/2023	29,478	30,784,927
Boeing Co. (The)	4.875%		5/1/2025	164,892	180,833,119
Bombardier, Inc. (Canada)†(e)	7.125%		6/15/2026	29,715	30,743,139
Howmet Aerospace, Inc.	5.125%		10/1/2024	20,799	22,277,185
Howmet Aerospace, Inc.	6.875%		5/1/2025	14,000	16,045,540
Kratos Defense & Security Solutions, Inc.†	6.50%		11/30/2025	9,093	9,380,248
TransDigm, Inc.†	6.25%		3/15/2026	91,164	94,713,926
TransDigm, Inc.†	8.00%		12/15/2025	20,477	21,605,078
Total					477,524,783

Agriculture 0.84%
BAT Capital Corp.	1.036% (3 Mo. LIBOR + .88%	)#	8/15/2022	14,546	14,601,804
BAT Capital Corp.	2.789%		9/6/2024	27,255	28,197,541
BAT Capital Corp.	3.222%		8/15/2024	166,397	173,381,384
BAT International Finance plc (United Kingdom)†(e)	3.95%		6/15/2025	19,560	20,996,032
Imperial Brands Finance plc (United Kingdom)†(e)	3.125%		7/26/2024	166,275	172,464,254
Imperial Brands Finance plc (United Kingdom)†(e)	3.50%		2/11/2023	18,268	18,681,963
Imperial Brands Finance plc (United Kingdom)†(e)	3.75%		7/21/2022	12,867	13,045,994
Reynolds American, Inc.	4.45%		6/12/2025	41,974	45,428,804
Viterra Finance BV (Netherlands)†(e)	2.00%		4/21/2026	47,780	47,691,354
Total					534,489,130

Airlines 0.15%
Air Canada 2015-1 Class B Pass-Through Trust (Canada)†(e)	3.875%		9/15/2024	7,101	7,156,068
Air Canada 2015-2 Class B Pass-Through Trust (Canada)†(e)	5.00%		6/15/2025	6,051	6,165,372
American Airlines 2014-1 Class B Pass-Through Trust	4.375%		4/1/2024	10,355	10,382,186
American Airlines Group, Inc.†	3.75%		3/1/2025	51,959	46,362,496
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd.†	8.00%		9/20/2025	15,343	16,798,693
United Airlines 2014-1 Class B Pass-Through Trust	4.75%		10/11/2023	3,850	3,881,936
United Airlines, Inc.	6.636%		1/2/2024	3,535	3,632,131
Total					94,378,882

Apparel 0.09%
PVH Corp.	4.625%		7/10/2025	19,872	21,827,764
William Carter Co. (The)†	5.50%		5/15/2025	31,722	33,014,513
Total					54,842,277

See Notes to Financial Statements.	329

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Auto Manufacturers 2.88%
Daimler Finance North America LLC†	1.04% (3 Mo. LIBOR + .88%	)#	2/22/2022	$12,862	$12,883,249
Daimler Finance North America LLC†	1.75%		3/10/2023	42,791	43,308,432
Daimler Finance North America LLC†	3.65%		2/22/2024	22,690	23,960,432
Ford Motor Credit Co. LLC	1.221% (3 Mo. LIBOR + 1.08%	)#	8/3/2022	43,730	43,689,285
Ford Motor Credit Co. LLC	2.979%		8/3/2022	20,011	20,181,294
Ford Motor Credit Co. LLC	3.087%		1/9/2023	26,383	26,748,932
Ford Motor Credit Co. LLC	3.219%		1/9/2022	15,768	15,807,814
Ford Motor Credit Co. LLC	3.339%		3/28/2022	44,221	44,465,321
Ford Motor Credit Co. LLC	3.37%		11/17/2023	41,316	42,353,445
Ford Motor Credit Co. LLC	3.81%		1/9/2024	16,725	17,196,311
Ford Motor Credit Co. LLC	4.25%		9/20/2022	8,835	9,034,229
Ford Motor Credit Co. LLC	5.125%		6/16/2025	41,304	44,704,145
Ford Motor Credit Co. LLC	5.584%		3/18/2024	159,854	170,879,930
Ford Motor Credit Co. LLC	5.596%		1/7/2022	17,541	17,628,530
General Motors Co.	5.40%		10/2/2023	24,769	26,692,887
General Motors Co.	6.125%		10/1/2025	48,531	56,022,393
General Motors Financial Co., Inc.	2.75%		6/20/2025	74,459	76,998,292
General Motors Financial Co., Inc.	2.90%		2/26/2025	30,070	31,164,332
General Motors Financial Co., Inc.	3.15%		6/30/2022	55,795	56,516,336
General Motors Financial Co., Inc.	3.70%		5/9/2023	27,654	28,616,289
General Motors Financial Co., Inc.	3.95%		4/13/2024	35,702	37,647,224
General Motors Financial Co., Inc.	4.25%		5/15/2023	17,554	18,375,213
General Motors Financial Co., Inc.	4.30%		7/13/2025	10,803	11,691,381
General Motors Financial Co., Inc.	5.10%		1/17/2024	197,137	212,212,932
General Motors Financial Co., Inc.	5.25%		3/1/2026	32,940	37,053,347
Hyundai Capital America†	0.80%		1/8/2024	99,441	98,676,107
Hyundai Capital America†	0.875%		6/14/2024	84,025	83,039,266
Hyundai Capital America†	1.00%		9/17/2024	24,927	24,606,917
Hyundai Capital America†	1.25%		9/18/2023	98,674	98,887,478
Hyundai Capital America†	1.30%		1/8/2026	42,197	41,094,073
Hyundai Capital America†	1.50%		6/15/2026	47,772	46,534,302
Hyundai Capital America†	1.80%		10/15/2025	10,345	10,336,407
Hyundai Capital America†	2.375%		2/10/2023	39,278	39,939,694
Hyundai Capital America†	2.85%		11/1/2022	10,000	10,189,996
Hyundai Capital America†	3.00%		6/20/2022	8,435	8,529,762
Hyundai Capital America†	3.25%		9/20/2022	32,832	33,520,728
Hyundai Capital America†	5.875%		4/7/2025	13,781	15,626,785

330	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Auto Manufacturers (continued)
Hyundai Capital Services, Inc. (South Korea)†(e)	3.00%		8/29/2022	$38,997	$39,599,044
Nissan Motor Acceptance Corp.†	0.772% (3 Mo. LIBOR + .65%	)#	7/13/2022	36,745	36,750,529
Stellantis N.V. (Netherlands)(e)	5.25%		4/15/2023	12,230	12,952,671
Volkswagen Group of America Finance LLC†	2.90%		5/13/2022	64,408	65,074,158
Volkswagen Group of America Finance LLC†	3.35%		5/13/2025	17,003	17,945,547
Total					1,809,135,439

Auto Parts & Equipment 0.23%
IHO Verwaltungs GmbH PIK 5.50% (Germany)†(e)	4.75%		9/15/2026	34,149	34,905,286
ZF North America Capital, Inc.†	4.75%		4/29/2025	104,914	111,911,239
Total					146,816,525

Banks 10.44%
ABN AMRO Bank NV (Netherlands)†(e)	4.75%		7/28/2025	61,319	67,129,785
ABN AMRO Bank NV (Netherlands)†(e)	4.80%		4/18/2026	23,800	26,390,325
ABN AMRO Bank NV (Netherlands)(e)	6.25%		4/27/2022	64,981	66,460,617
AIB Group plc (Ireland)†(e)	4.263% (3 Mo. LIBOR + 1.87%	)#	4/10/2025	85,702	90,736,949
AIB Group plc (Ireland)†(e)	4.75%		10/12/2023	70,222	74,671,693
Akbank T.A.S. (Turkey)†(e)	5.00%		10/24/2022	20,150	20,357,948
ASB Bank Ltd. (New Zealand)†(e)	3.75%		6/14/2023	31,956	33,426,848
Australia & New Zealand Banking Group Ltd. (Australia)†(e)	4.40%		5/19/2026	10,873	11,928,275
Australia & New Zealand Banking Group Ltd. (Australia)†(e)	4.50%		3/19/2024	12,844	13,753,471
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand (Mexico)†(e)	5.375%		4/17/2025	10,000	10,859,350
Bancolombia SA (Colombia)(e)	3.00%		1/29/2025	24,254	24,147,161
Bank of America Corp.	0.523% (SOFR + .41%	)#	6/14/2024	78,938	78,360,533
Bank of America Corp.	0.981% (SOFR + .91%	)#	9/25/2025	19,293	19,055,392
Bank of America Corp.	1.197% (SOFR + 1.01%	)#	10/24/2026	91,258	89,398,524
Bank of America Corp.	1.319% (SOFR + 1.15%	)#	6/19/2026	81,286	80,546,648
Bank of America Corp.	3.093% (3 Mo. LIBOR + 1.09%	)#	10/1/2025	45,485	47,505,581
Bank of America Corp.	3.124% (3 Mo. LIBOR + 1.16%	)#	1/20/2023	30,000	30,101,497

See Notes to Financial Statements.	331

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Banks (continued)
Bank of America Corp.	3.366% (3 Mo. LIBOR + .81%	)#	1/23/2026	$60,488	$63,901,829
Bank of America Corp.	3.95%		4/21/2025	88,575	95,096,559
Bank of America Corp.	4.00%		1/22/2025	35,512	38,007,187
Bank of America Corp.	4.20%		8/26/2024	72,321	77,751,576
Bank of Ireland Group plc (Ireland)†(e)	2.029% (1 Yr. Treasury CMT + 1.10%	)#	9/30/2027	56,942	56,282,452
Bank of Ireland Group plc (Ireland)†(e)	4.50%		11/25/2023	35,213	37,472,428
BankUnited, Inc.	4.875%		11/17/2025	54,521	60,263,139
Barclays Bank plc (United Kingdom)(e)	1.70%		5/12/2022	32,243	32,385,239
Barclays plc (United Kingdom)(e)	3.684%		1/10/2023	6,000	6,019,012
Barclays plc (United Kingdom)(e)	4.375%		9/11/2024	22,925	24,541,933
Barclays plc (United Kingdom)(e)	5.20%		5/12/2026	68,799	77,384,083
BBVA Bancomer SA†	4.375%		4/10/2024	48,455	51,800,333
BBVA Bancomer SA†	6.75%		9/30/2022	47,751	49,723,594
BNP Paribas SA (France)†(e)	1.323% (SOFR + 1.00%	)#	1/13/2027	20,584	20,064,544
BNP Paribas SA (France)†(e)	3.375%		1/9/2025	28,155	29,697,096
BNP Paribas SA (France)†(e)	4.375%		9/28/2025	930	1,010,116
BNP Paribas SA (France)†(e)	4.375%		5/12/2026	14,691	16,000,590
BNP Paribas SA (France)†(e)	4.705% (3 Mo. LIBOR + 2.24%	)#	1/10/2025	15,316	16,388,004
BPCE SA (France)†(e)	2.375%		1/14/2025	14,304	14,596,464
BPCE SA (France)†(e)	4.50%		3/15/2025	25,965	28,065,755
BPCE SA (France)†(e)	5.15%		7/21/2024	5,000	5,450,384
CIT Group, Inc.	3.929% (SOFR + 3.83%	)#	6/19/2024	21,437	22,120,280
CIT Group, Inc.	4.75%		2/16/2024	27,174	28,720,744
CIT Group, Inc.	5.00%		8/15/2022	15,745	16,180,428
CIT Group, Inc.	5.00%		8/1/2023	32,346	34,168,859
Citigroup, Inc.	1.281% (SOFR + .53%	)#	11/3/2025	19,303	19,260,342
Citigroup, Inc.	1.678% (SOFR + 1.67%	)#	5/15/2024	49,728	50,272,848
Citigroup, Inc.	2.876% (3 Mo. LIBOR + .95%	)#	7/24/2023	70,699	71,665,285
Citigroup, Inc.	3.106% (SOFR + 2.84%	)#	4/8/2026	241,086	252,879,286
Citigroup, Inc.	3.142% (3 Mo. LIBOR + .72%	)#	1/24/2023	51,246	51,430,813

332	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Banks (continued)
Citigroup, Inc.	3.352% (3 Mo. LIBOR + .90%	)#	4/24/2025	$37,866	$39,662,684
Citigroup, Inc.	3.70%		1/12/2026	17,120	18,538,697
Citigroup, Inc.	3.875%		3/26/2025	33,016	35,360,462
Citigroup, Inc.	4.05%		7/30/2022	30,628	31,333,105
Citigroup, Inc.	4.40%		6/10/2025	135,546	147,296,045
Citigroup, Inc.	5.50%		9/13/2025	30,131	34,120,645
Citizens Bank NA/Providence RI	0.876% (3 Mo. LIBOR + .72%	)#	2/14/2022	14,985	14,995,989
Citizens Bank NA/Providence RI	1.082% (3 Mo. LIBOR + .95%	)#	3/29/2023	22,245	22,458,046
Credit Agricole SA (France)†(e)	4.375%		3/17/2025	28,116	30,374,274
Credit Suisse AG/New York NY	3.625%		9/9/2024	14,875	15,828,046
Credit Suisse Group AG (Switzerland)†(e)	1.305% (SOFR + .98%	)#	2/2/2027	32,933	31,910,011
Credit Suisse Group AG (Switzerland)†(e)	2.193% (SOFR + 2.04%	)#	6/5/2026	42,530	42,949,496
Credit Suisse Group AG (Switzerland)†(e)	2.593% (SOFR + 1.56%	)#	9/11/2025	27,460	28,088,299
Credit Suisse Group AG (Switzerland)(e)	3.75%		3/26/2025	10,200	10,878,474
Credit Suisse Group AG (Switzerland)†(e)	4.207% (3 Mo. LIBOR + 1.24%	)#	6/12/2024	17,160	17,930,373
Credit Suisse Group Funding Guernsey Ltd. (Guernsey)(e)	3.80%		9/15/2022	21,574	22,108,350
Danske Bank A/S (Denmark)†(e)	0.976% (1 Yr. Treasury CMT + .55%	)#	9/10/2025	46,616	45,996,637
Danske Bank A/S (Denmark)†(e)	1.171% (1 Yr. Treasury CMT + 1.03%	)#	12/8/2023	145,875	145,978,449
Danske Bank A/S (Denmark)†(e)	1.226%		6/22/2024	51,642	51,773,156
Danske Bank A/S (Denmark)†(e)	1.621% (1 Yr. Treasury CMT + 1.35%	)#	9/11/2026	46,515	46,046,937
Danske Bank A/S (Denmark)†(e)	3.244% (3 Mo. LIBOR + 1.59%	)#	12/20/2025	132,473	137,977,810
Danske Bank A/S (Denmark)†(e)	5.00%		1/12/2022	58,835	59,127,594
Danske Bank A/S (Denmark)†(e)	5.00% (1 Yr. Treasury CMT + 1.73%	)#	1/12/2023	11,928	11,980,936
Danske Bank A/S (Denmark)†(e)	5.375%		1/12/2024	66,319	71,691,365
FNB Corp.	2.20%		2/24/2023	30,110	30,472,232
Goldman Sachs Group, Inc. (The)	0.657% (SOFR + .51%	)#	9/10/2024	78,938	78,345,111

See Notes to Financial Statements.	333

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Banks (continued)
Goldman Sachs Group, Inc. (The)	0.914% (3 Mo. LIBOR + .75%	)#	2/23/2023	$47,398	$47,648,186
Goldman Sachs Group, Inc. (The)	1.124% (3 Mo. LIBOR + 1.00%	)#	7/24/2023	45,327	45,509,454
Goldman Sachs Group, Inc. (The)	1.948% (SOFR + .91%	)#	10/21/2027	71,073	70,949,958
Goldman Sachs Group, Inc. (The)	3.272% (3 Mo. LIBOR + 1.20%	)#	9/29/2025	34,934	36,662,108
Goldman Sachs Group, Inc. (The)	3.50%		1/23/2025	9,494	10,045,916
Goldman Sachs Group, Inc. (The)	3.50%		4/1/2025	79,656	84,519,207
Goldman Sachs Group, Inc. (The)	4.25%		10/21/2025	41,174	44,803,736
HSBC Holdings plc (United Kingdom)(e)	0.732% (SOFR + .53%	)#	8/17/2024	29,988	29,780,860
HSBC Holdings plc (United Kingdom)(e)	0.976% (SOFR + .71%	)#	5/24/2025	22,757	22,508,265
HSBC Holdings plc (United Kingdom)(e)	3.262% (3 Mo. LIBOR + 1.06%	)#	3/13/2023	79,087	79,648,015
HSBC Holdings PLC (United Kingdom)(e)	4.25%		3/14/2024	32,390	34,364,313
ING Groep NV (Netherlands)(e)	1.282% (3 Mo. LIBOR + 1.15%	)#	3/29/2022	4,050	4,063,617
Intesa Sanpaolo SpA (Italy)†(e)	3.125%		7/14/2022	7,031	7,132,315
Intesa Sanpaolo SpA (Italy)†(e)	3.25%		9/23/2024	20,481	21,395,513
Intesa Sanpaolo SpA (Italy)†(e)	5.017%		6/26/2024	164,145	175,406,273
Intesa Sanpaolo SpA (Italy)†(e)	5.71%		1/15/2026	82,517	91,527,777
Itau Unibanco Holding SA†	2.90%		1/24/2023	41,840	42,291,244
JPMorgan Chase & Co.	0.768% (SOFR + .49%	)#	8/9/2025	78,538	77,490,426
JPMorgan Chase & Co.	0.824% (SOFR + .54%	)#	6/1/2025	91,927	90,858,204
JPMorgan Chase & Co.	3.875%		9/10/2024	45,147	48,196,636
Lloyds Banking Group plc (United Kingdom)(e)	1.326% (1 Yr. Treasury CMT + 1.10%	)#	6/15/2023	58,888	59,050,057
Lloyds Banking Group plc (United Kingdom)(e)	2.858% (3 Mo. LIBOR + 1.25%	)#	3/17/2023	40,000	40,246,897
Lloyds Banking Group plc (United Kingdom)(e)	4.582%		12/10/2025	18,348	20,137,494
Lloyds Banking Group plc (United Kingdom)(e)	4.65%		3/24/2026	29,589	32,683,376
Macquarie Bank Ltd. (Australia)†(e)	4.875%		6/10/2025	32,811	36,062,511
Macquarie Group Ltd. (Australia)†(e)	1.201% (SOFR + .69%	)#	10/14/2025	40,033	39,742,250
Macquarie Group Ltd. (Australia)†(e)	1.34% (SOFR + 1.07%	)#	1/12/2027	33,697	32,980,255

334	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Banks (continued)
Macquarie Group Ltd. (Australia)†(e)	3.189% (3 Mo. LIBOR + 1.02%	)#	11/28/2023	$39,372	$40,309,660
Macquarie Group Ltd. (Australia)†(e)	4.15% (3 Mo. LIBOR + 1.33%	)#	3/27/2024	45,740	47,599,090
Mitsubishi UFJ Financial Group, Inc. (Japan)(e)	0.953% (1 Yr. Treasury CMT + .55%	)#	7/19/2025	58,686	58,119,562
Morgan Stanley	0.79% (SOFR + .53%	)#	5/30/2025	90,799	89,439,659
Morgan Stanley	0.791% (SOFR + .51%	)#	1/22/2025	98,685	97,632,810
Morgan Stanley	1.524% (3 Mo. LIBOR + 1.40%	)#	10/24/2023	56,465	57,100,069
Morgan Stanley	4.10%		5/22/2023	47,121	49,271,978
Morgan Stanley	5.00%		11/24/2025	26,920	30,114,424
Natwest Group plc (United Kingdom)(e)	5.125%		5/28/2024	18,213	19,710,574
NatWest Markets plc (United Kingdom)†(e)	0.80%		8/12/2024	23,409	23,100,505
Nordea Bank Abp (Finland)†(e)	3.75%		8/30/2023	42,252	44,364,341
Nordea Bank Abp (Finland)†(e)	4.25%		9/21/2022	18,035	18,551,694
People’s United Bank NA	4.00%		7/15/2024	5,725	6,030,179
Popular, Inc.	6.125%		9/14/2023	13,517	14,398,106
Santander Holdings USA, Inc.	3.244%		10/5/2026	31,493	32,981,306
Santander Holdings USA, Inc.	3.45%		6/2/2025	13,839	14,610,856
Santander Holdings USA, Inc.	3.50%		6/7/2024	38,764	40,584,436
Santander UK Group Holdings plc (United Kingdom)(e)	1.089% (SOFR + .79%	)#	3/15/2025	3,888	3,854,905
Santander UK Group Holdings plc (United Kingdom)(e)	3.373% (3 Mo. LIBOR + 1.08%	)#	1/5/2024	54,665	56,087,194
Santander UK Group Holdings plc (United Kingdom)†(e)	4.75%		9/15/2025	7,686	8,404,348
Santander UK Group Holdings plc (United Kingdom)(e)	4.796% (3 Mo. LIBOR + 1.57%	)#	11/15/2024	10,000	10,694,673
Standard Chartered plc (United Kingdom)†(e)	0.991% (1 Yr. Treasury CMT + .78%	)#	1/12/2025	100,594	99,640,944
Standard Chartered plc (United Kingdom)†(e)	1.214% (1 Yr. Treasury CMT + .88%	)#	3/23/2025	10,244	10,198,495
Standard Chartered plc (United Kingdom)†(e)	1.319% (1 Yr. Treasury CMT + 1.17%	)#	10/14/2023	37,814	37,907,958
Standard Chartered plc (United Kingdom)†(e)	2.819% (3 Mo. LIBOR + 1.21%	)#	1/30/2026	8,168	8,389,205
Standard Chartered plc (United Kingdom)†(e)	3.885% (3 Mo. LIBOR + 1.08%	)#	3/15/2024	21,000	21,711,056

See Notes to Financial Statements.	335

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Banks (continued)
Standard Chartered plc (United Kingdom)†(e)	4.247% (3 Mo. LIBOR + 1.15%	)#	1/20/2023	$41,630	$41,823,272
Standard Chartered plc (United Kingdom)†(e)	5.20%		1/26/2024	15,029	16,090,508
Swedbank AB (Sweden)†(e)	1.30%		6/2/2023	63,916	64,526,909
Swedbank AB (Sweden)†(e)	2.80%		3/14/2022	30,591	30,813,189
Synovus Bank/Columbus GA	2.289% (SOFR + .95%	)#	2/10/2023	24,638	24,686,857
Synovus Financial Corp.	3.125%		11/1/2022	1,981	2,013,371
Turkiye Vakiflar Bankasi TAO (Turkey)†(e)	5.625%		5/30/2022	34,279	34,619,219
Turkiye Vakiflar Bankasi TAO (Turkey)†(e)	5.75%		1/30/2023	17,943	18,137,233
UBS AG (United Kingdom)†(e)	1.75%		4/21/2022	28,736	28,860,736
UBS AG (Switzerland)(e)	5.125%		5/15/2024	97,473	104,905,316
UBS AG	7.625%		8/17/2022	153,627	160,490,578
UBS Group AG (Switzerland)†(e)	1.008% (1 Yr. Treasury CMT + .83%	)#	7/30/2024	41,646	41,630,112
UBS Group AG (Switzerland)†(e)	1.384% (3 Mo. LIBOR + 1.22%	)#	5/23/2023	83,148	83,588,642
UBS Group AG (Switzerland)†(e)	3.491%		5/23/2023	10,000	10,132,228
UniCredit SpA (Italy)†(e)	4.027% (3 Mo. LIBOR + 3.90%	)#	1/14/2022	35,494	35,640,969
UniCredit SpA (Italy)†(e)	6.572%		1/14/2022	82,560	83,095,497
UniCredit SpA (Italy)†(e)	7.83%		12/4/2023	38,610	43,522,546
Wells Fargo & Co.	1.359% (3 Mo. LIBOR + 1.23%	)#	10/31/2023	38,415	38,790,694
Wells Fargo & Co.	3.00%		2/19/2025	24,618	25,694,800
Wells Fargo & Co.	3.55%		9/29/2025	12,924	13,863,965
Zions Bancorp N.A.	3.35%		3/4/2022	36,198	36,370,815
Total					6,562,465,368

Chemicals 0.08%
Braskem Finance Ltd.	6.45%		2/3/2024	10,904	11,824,952
Celanese US Holdings LLC	4.625%		11/15/2022	13,876	14,373,874
Orbia Advance Corp. SAB de CV (Mexico)†(e)	1.875%		5/11/2026	26,739	26,186,840
Total					52,385,666

Commercial Services 0.41%
Adani Ports & Special Economic Zone Ltd. (India)†(e)	3.375%		7/24/2024	30,600	31,662,317
Ashtead Capital, Inc.†	4.00%		5/1/2028	19,696	20,578,552
Ashtead Capital, Inc.†	4.375%		8/15/2027	38,574	40,159,584

336	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2021

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Commercial Services (continued)
IHS Markit Ltd. (United Kingdom)(e)	4.125%	8/1/2023	$30,011	$31,418,216
IHS Markit Ltd. (United Kingdom)†(e)	4.75%	2/15/2025	4,359	4,765,020
IHS Markit Ltd. (United Kingdom)†(e)	5.00%	11/1/2022	18,588	19,157,815
Nielsen Co. Luxembourg S.a.r.l. (The) (Luxembourg)†(e)	5.00%	2/1/2025	8,930	9,057,788
Sabre GLBL, Inc.†	7.375%	9/1/2025	34,169	35,416,510
Triton Container International Ltd.†	0.80%	8/1/2023	33,070	32,826,492
Triton Container International Ltd.†	1.15%	6/7/2024	32,498	32,142,198
Total				257,184,492

Computers 0.37%
Dell International LLC/EMC Corp.	4.00%	7/15/2024	11,901	12,673,384
Dell International LLC/EMC Corp.	5.45%	6/15/2023	142,149	150,814,392
Dell International LLC/EMC Corp.	5.85%	7/15/2025	37,892	43,377,897
Dell International LLC/EMC Corp.	6.02%	6/15/2026	21,362	24,883,420
Total				231,749,093

Cosmetics/Personal Care 0.02%
Coty, Inc.†	5.00%	4/15/2026	10,620	10,839,675

Diversified Financial Services 3.66%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)(e)	1.75%	10/29/2024	31,795	31,759,110
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)(e)	2.875%	8/14/2024	30,354	31,340,983
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)(e)	3.15%	2/15/2024	19,000	19,625,191
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)(e)	3.50%	1/15/2025	22,804	23,841,961
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)(e)	4.875%	1/16/2024	27,911	29,837,301
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)(e)	6.50%	7/15/2025	23,021	26,352,368
Air Lease Corp.	4.25%	2/1/2024	24,197	25,623,517
Aircastle Ltd.	4.40%	9/25/2023	52,900	55,629,911
Aircastle Ltd.	5.00%	4/1/2023	39,893	41,909,744
Aircastle Ltd.†	5.25%	8/11/2025	57,858	63,838,700
Alliance Data Systems Corp.†	4.75%	12/15/2024	86,014	87,293,888
Alliance Data Systems Corp.†	7.00%	1/15/2026	57,232	60,249,557
Ally Financial, Inc.	1.45%	10/2/2023	11,837	11,894,852
Ally Financial, Inc.	3.875%	5/21/2024	79,117	83,427,070

See Notes to Financial Statements.	337

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Diversified Financial Services (continued)
Ally Financial, Inc.	4.125%		2/13/2022	$9,982	$10,051,758
Ally Financial, Inc.	4.625%		3/30/2025	31,811	34,752,238
Ally Financial, Inc.	5.125%		9/30/2024	91,001	99,758,938
Ally Financial, Inc.	5.75%		11/20/2025	133,544	151,334,157
Aviation Capital Group LLC†	1.95%		1/30/2026	27,395	26,902,093
Aviation Capital Group LLC†	2.875%		1/20/2022	9,356	9,366,372
Aviation Capital Group LLC†	3.875%		5/1/2023	59,242	61,346,971
Aviation Capital Group LLC†	5.50%		12/15/2024	56,550	62,292,992
Avolon Holdings Funding Ltd. (Ireland)†(e)	2.125%		2/21/2026	23,269	22,795,318
Avolon Holdings Funding Ltd. (Ireland)†(e)	3.625%		5/1/2022	26,356	26,616,091
Avolon Holdings Funding Ltd. (Ireland)†(e)	3.95%		7/1/2024	10,307	10,810,955
Avolon Holdings Funding Ltd. (Ireland)†(e)	4.25%		4/15/2026	22,567	24,111,511
Avolon Holdings Funding Ltd. (Ireland)†(e)	4.375%		5/1/2026	19,759	21,187,311
Avolon Holdings Funding Ltd. (Ireland)†(e)	5.125%		10/1/2023	112,721	119,366,858
Avolon Holdings Funding Ltd. (Ireland)†(e)	5.25%		5/15/2024	47,066	50,669,205
Avolon Holdings Funding Ltd. (Ireland)†(e)	5.50%		1/15/2023	27,137	28,364,419
Avolon Holdings Funding Ltd. (Ireland)†(e)	5.50%		1/15/2026	20,268	22,521,742
Capital One Financial Corp.	0.849% (3 Mo. LIBOR + .72%	)#	1/30/2023	23,854	23,979,035
Capital One Financial Corp.	1.066% (3 Mo. LIBOR + .95%	)#	3/9/2022	21,996	22,027,909
Citigroup Global Markets Holdings, Inc.	0.75%		6/7/2024	62,101	61,454,861
Discover Financial Services	5.20%		4/27/2022	35,582	36,243,507
Global Aircraft Leasing Co. Ltd. PIK 7.25%†	6.50%		9/15/2024	42,755	40,948,707
Muthoot Finance Ltd. (India)†(e)	4.40%		9/2/2023	24,876	25,342,425
Muthoot Finance Ltd. (India)†(e)	6.125%		10/31/2022	25,282	25,914,050
Navient Corp.	5.50%		1/25/2023	49,868	51,738,050
Navient Corp.	5.875%		10/25/2024	80,407	84,211,055
Navient Corp.	6.125%		3/25/2024	59,019	61,987,361
Navient Corp.	6.50%		6/15/2022	11,898	12,273,084
Navient Corp.	7.25%		9/25/2023	38,190	41,128,912
OneMain Finance Corp.	5.625%		3/15/2023	14,711	15,275,755
OneMain Finance Corp.	6.125%		5/15/2022	14,919	15,286,380
OneMain Finance Corp.	6.125%		3/15/2024	42,165	44,325,745
OneMain Finance Corp.	8.25%		10/1/2023	35,967	39,572,872
OneMain Finance Corp.	8.875%		6/1/2025	26,157	28,079,540
Park Aerospace Holdings Ltd. (Ireland)†(e)	4.50%		3/15/2023	54,041	56,072,880
Park Aerospace Holdings Ltd. (Ireland)†(e)	5.25%		8/15/2022	23,209	23,813,506

338	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Diversified Financial Services (continued)
Park Aerospace Holdings Ltd. (Ireland)†(e)	5.50%		2/15/2024	$122,071	$131,502,951
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc.†	2.875%		10/15/2026	85,988	83,959,543
Total					2,300,011,210

Electric 2.35%
AES Corp. (The)†	3.30%		7/15/2025	72,993	76,499,219
Alexander Funding Trust†	1.841%		11/15/2023	87,343	88,254,531
American Transmission Systems, Inc.†	5.25%		1/15/2022	9,843	9,894,070
Ausgrid Finance Pty Ltd. (Australia)†(e)	3.85%		5/1/2023	74,470	76,801,497
Calpine Corp.†	5.25%		6/1/2026	76,096	77,974,620
Cemig Geracao e Transmissao SA (Brazil)†(e)	9.25%		12/5/2024	20,662	22,979,863
Cleco Corporate Holdings LLC	3.743%		5/1/2026	1,137	1,213,245
Cleveland Electric Illuminating Co. (The)	5.50%		8/15/2024	10,475	11,624,882
Comision Federal de Electricidad (Mexico)†(e)	4.875%		1/15/2024	64,830	68,941,194
FirstEnergy Corp.	1.60%		1/15/2026	18,065	17,762,863
FirstEnergy Corp.	2.05%		3/1/2025	71,006	70,890,970
FirstEnergy Corp.	4.75%		3/15/2023	77,854	80,133,565
FirstEnergy Transmission LLC†	4.35%		1/15/2025	125,251	132,933,974
IPALCO Enterprises, Inc.	3.70%		9/1/2024	18,119	19,060,293
Israel Electric Corp. Ltd. (Israel)†(e)	5.00%		11/12/2024	7,926	8,646,790
Israel Electric Corp. Ltd. (Israel)†(e)	6.875%		6/21/2023	21,735	23,623,815
Jersey Central Power & Light Co.†	4.70%		4/1/2024	50,436	53,709,838
NextEra Energy Capital Holdings, Inc.	0.898% (3 Mo. LIBOR + .72%	)#	2/25/2022	8,011	8,023,545
NRG Energy, Inc.†	3.75%		6/15/2024	90,412	94,475,255
OGE Energy Corp.	0.703%		5/26/2023	9,350	9,304,529
Pacific Gas and Electric Co.	1.367%		3/10/2023	79,231	78,812,453
Pacific Gas and Electric Co.	3.15%		1/1/2026	196,591	201,614,619
Pacific Gas and Electric Co.	3.25%		6/15/2023	9,548	9,733,231
Pacific Gas and Electric Co.	3.75%		2/15/2024	41,386	42,870,015
Puget Energy, Inc.	5.625%		7/15/2022	19,415	19,777,222
TransAlta Corp. (Canada)(e)	4.50%		11/15/2022	23,370	23,734,572
Vistra Operations Co. LLC†	3.55%		7/15/2024	145,238	150,639,076
Total					1,479,929,746

Electronics 0.13%
Flex Ltd.	3.75%		2/1/2026	74,470	79,615,267

See Notes to Financial Statements.	339

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2021

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Energy-Alternate Sources 0.13%
Enviva Partners LP/Enviva Partners Finance Corp.†	6.50%	1/15/2026	$17,776	$18,369,363
Greenko Dutch BV (Netherlands)†(e)	3.85%	3/29/2026	31,863	32,227,609
Greenko Mauritius Ltd. (India)†(e)	6.25%	2/21/2023	30,255	30,936,046
Total				81,533,018

Engineering & Construction 0.01%
Fluor Corp.	3.50%	12/15/2024	5,273	5,412,339

Entertainment 0.30%
Caesars Entertainment, Inc.†	6.25%	7/1/2025	58,933	61,342,770
Caesars Entertainment, Inc.†	8.125%	7/1/2027	60,100	66,024,358
Caesars Resort Collection LLC/CRC Finco, Inc.†	5.75%	7/1/2025	10,798	11,229,218
International Game Technology plc†	4.125%	4/15/2026	17,293	17,627,879
International Game Technology plc†	6.50%	2/15/2025	13,074	14,201,959
Scientific Games International, Inc.†	8.625%	7/1/2025	8,113	8,646,065
Vail Resorts, Inc.†	6.25%	5/15/2025	5,000	5,235,450
Total				184,307,699

Food 0.36%
Chobani LLC/Chobani Finance Corp., Inc.†	7.50%	4/15/2025	35,850	37,123,033
FAGE International SA/FAGE USA Dairy Industry, Inc. (Luxembourg)†(e)	5.625%	8/15/2026	27,478	28,045,421
Fresh Market, Inc. (The)†	9.75%	5/1/2023	18,756	19,271,321
JBS USA LUX SA/JBS USA Finance, Inc.†	6.75%	2/15/2028	33,773	36,465,890
NBM US Holdings, Inc.†	7.00%	5/14/2026	50,000	52,494,250
Pilgrim’s Pride Corp.†	5.875%	9/30/2027	40,386	42,458,206
US Foods, Inc.†	6.25%	4/15/2025	11,989	12,501,290
Total				228,359,411

Forest Products & Paper 0.03%
Suzano Austria GmbH (Brazil)†(e)	5.75%	7/14/2026	18,736	21,136,269

Gas 0.42%
Atmos Energy Corp.	0.625%	3/9/2023	32,511	32,455,282
National Fuel Gas Co.	3.75%	3/1/2023	34,700	35,631,267
National Fuel Gas Co.	5.50%	1/15/2026	90,555	102,674,938
National Fuel Gas Co.	7.395%	3/30/2023	3,993	4,236,694
ONE Gas, Inc.	0.85%	3/11/2023	40,594	40,542,766
ONE Gas, Inc.	1.10%	3/11/2024	49,259	48,582,430
Total				264,123,377

340	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2021

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Health Care-Services 0.94%
Centene Corp.	4.25%	12/15/2027	$141,656	$147,138,795
Fresenius Medical Care US Finance II, Inc.†	4.75%	10/15/2024	7,605	8,249,072
Fresenius Medical Care US Finance II, Inc.†	5.875%	1/31/2022	35,647	35,933,570
Fresenius Medical Care US Finance III, Inc.†	1.875%	12/1/2026	31,515	31,198,275
HCA, Inc.	5.00%	3/15/2024	36,593	39,500,564
HCA, Inc.	5.25%	4/15/2025	193,688	215,463,308
HCA, Inc.	5.25%	6/15/2026	23,129	26,040,412
HCA, Inc.	5.375%	2/1/2025	13,173	14,384,916
HCA, Inc.	8.36%	4/15/2024	24,106	27,669,590
Humana, Inc.	0.65%	8/3/2023	22,594	22,481,675
Select Medical Corp.†	6.25%	8/15/2026	20,500	21,549,702
Total				589,609,879

Holding Companies-Diversified 0.02%
KOC Holding AS (Turkey)†(e)	5.25%	3/15/2023	14,301	14,450,460

Home Builders 0.16%
Lennar Corp.	4.50%	4/30/2024	33,705	35,999,973
Lennar Corp.	4.75%	5/30/2025	17,145	18,841,841
Lennar Corp.	4.875%	12/15/2023	15,364	16,365,810
Toll Brothers Finance Corp.	4.375%	4/15/2023	16,223	16,824,062
Toll Brothers Finance Corp.	4.875%	11/15/2025	12,314	13,508,950
Total				101,540,636

Housewares 0.11%
Newell Brands, Inc.	4.35%	4/1/2023	56,481	58,574,186
Newell Brands, Inc.	4.875%	6/1/2025	10,464	11,322,048
Total				69,896,234

Insurance 0.74%
Aon Corp.	8.205%	1/1/2027	50,792	64,703,863
Assurant, Inc.	4.20%	9/27/2023	23,012	24,290,858
CNO Financial Group, Inc.	5.25%	5/30/2025	90,846	101,344,307
CNO Global Funding †	1.75%	10/7/2026	29,008	28,768,813
F&G Global Funding†	0.90%	9/20/2024	31,336	30,941,766
F&G Global Funding†	1.75%	6/30/2026	29,365	29,288,192
Fidelity & Guaranty Life Holdings, Inc.†	5.50%	5/1/2025	49,979	56,207,007
GA Global Funding Trust†	0.80%	9/13/2024	24,170	23,815,969
Kemper Corp.	4.35%	2/15/2025	25,199	27,050,450

See Notes to Financial Statements.	341

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2021

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Insurance (continued)
Peachtree Corners Funding Trust†	3.976%	2/15/2025	$21,890	$23,558,570
USI, Inc.†	6.875%	5/1/2025	56,770	57,031,994
Total				467,001,789

Internet 0.74%
Baidu, Inc. (China)(e)	3.075%	4/7/2025	6,600	6,882,420
Baidu, Inc. (China)(e)	3.875%	9/29/2023	104,889	110,008,509
Baidu, Inc. (China)(e)	4.375%	5/14/2024	94,629	101,429,253
E*TRADE Financial Corp.	2.95%	8/24/2022	24,738	25,135,342
Netflix, Inc.†	3.625%	6/15/2025	37,758	39,872,826
Netflix, Inc.	4.375%	11/15/2026	41,988	46,340,686
Uber Technologies, Inc.†	7.50%	5/15/2025	36,413	38,412,802
Uber Technologies, Inc.†	8.00%	11/1/2026	48,853	52,078,275
VeriSign, Inc.	5.25%	4/1/2025	10,000	11,071,700
Weibo Corp. (China)(e)	3.50%	7/5/2024	30,217	31,146,124
Total				462,377,937

Iron-Steel 0.21%
Baffinland Iron Mines Corp./Baffinland Iron Mines LP (Canada)†(e)	8.75%	7/15/2026	5,833	6,093,560
CSN Resources SA (Brazil)†(e)	7.625%	4/17/2026	23,003	23,805,345
POSCO (South Korea)†(e)	2.375%	11/12/2022	27,050	27,442,746
Steel Dynamics, Inc.	5.00%	12/15/2026	52,105	53,246,375
Vale Overseas Ltd. (Brazil)(e)	6.25%	8/10/2026	20,212	23,030,159
Total				133,618,185

Leisure Time 0.24%
Carnival Corp.†	10.50%	2/1/2026	50,000	57,070,500
NCL Corp. Ltd.†	5.875%	3/15/2026	34,137	33,326,246
Royal Caribbean Cruises Ltd.†	11.50%	6/1/2025	52,115	58,255,711
Total				148,652,457

Lodging 0.20%
Hyatt Hotels Corp.	1.30%	10/1/2023	41,871	41,896,674
Hyatt Hotels Corp.	1.80%	10/1/2024	39,327	39,368,596
MGM Resorts International	6.75%	5/1/2025	14,690	15,329,235
Travel + Leisure Co.	6.60%	10/1/2025	5,006	5,467,428
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.†	4.25%	5/30/2023	8,311	8,328,786
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.†	5.50%	3/1/2025	15,581	15,630,620
Total				126,021,339

342	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Machinery-Diversified 0.44%
CNH Industrial Capital LLC	4.375%		4/5/2022	$49,589	$50,190,479
CNH Industrial NV (United Kingdom)(e)	4.50%		8/15/2023	48,535	51,231,875
Granite US Holdings Corp.†	11.00%		10/1/2027	16,062	17,494,891
Nvent Finance S.a.r.l. (Luxembourg)(e)	3.95%		4/15/2023	42,259	44,017,171
Otis Worldwide Corp.	0.583% (3 Mo. LIBOR + .45%	)#	4/5/2023	4,836	4,836,277
Wabtec Corp.	4.375%		8/15/2023	25,687	26,832,338
Westinghouse Air Brake Technologies Corp.	3.20%		6/15/2025	9,811	10,294,576
Westinghouse Air Brake Technologies Corp.	4.40%		3/15/2024	66,622	70,959,971
Total					275,857,578

Media 0.41%
CCO Holdings LLC/CCO Holdings Capital Corp.†	5.125%		5/1/2027	11,741	12,104,971
CCO Holdings LLC/CCO Holdings Capital Corp.†	5.50%		5/1/2026	11,519	11,906,384
DISH DBS Corp.	5.875%		7/15/2022	72,648	73,639,282
iHeartCommunications, Inc.	6.375%		5/1/2026	25,796	26,749,828
Nexstar Media, Inc.†	5.625%		7/15/2027	18,155	18,857,417
Univision Communications, Inc.†	5.125%		2/15/2025	74,762	75,917,073
Ziggo BV (Netherlands)†(e)	5.50%		1/15/2027	38,700	39,893,508
Total					259,068,463

Mining 1.34%
Alcoa Nederland Holding BV (Netherlands)†(e)	5.50%		12/15/2027	59,041	62,777,115
Alcoa Nederland Holding BV (Netherlands)†(e)	6.125%		5/15/2028	12,615	13,453,645
Anglo American Capital plc (United Kingdom)†(e)	3.625%		9/11/2024	113,828	120,152,623
Anglo American Capital plc (United Kingdom)†(e)	4.875%		5/14/2025	36,785	40,525,928
First Quantum Minerals Ltd. (Canada)†(e)	7.25%		4/1/2023	101,159	103,183,698
First Quantum Minerals Ltd. (Zambia)†(e)	7.50%		4/1/2025	4,948	5,089,364
FMG Resources August 2006 Pty Ltd. (Australia)†(e)	5.125%		5/15/2024	9,885	10,433,766
Freeport-McMoRan, Inc.	3.875%		3/15/2023	28,124	28,972,782
Freeport-McMoRan, Inc.	4.55%		11/14/2024	55,328	59,280,079
Glencore Finance Canada Ltd. (Canada)†(e)	4.25%		10/25/2022	76,066	78,443,823
Glencore Funding LLC†	1.625%		4/27/2026	28,258	27,771,504
Glencore Funding LLC†	4.00%		3/27/2027	19,386	20,891,610
Glencore Funding LLC†	4.125%		5/30/2023	58,063	60,720,994
Glencore Funding LLC†	4.125%		3/12/2024	66,000	69,697,779
Glencore Funding LLC†	4.625%		4/29/2024	72,854	77,968,618
Kinross Gold Corp. (Canada)(e)	5.95%		3/15/2024	42,328	46,170,531
Novelis Corp.†	3.25%		11/15/2026	19,654	19,666,775
Total					845,200,634

See Notes to Financial Statements.	343

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2021

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Miscellaneous Manufacturing 0.01%
Gates Global LLC/Gates Corp.†	6.25%	1/15/2026	$4,682	$4,808,133

Oil & Gas 3.65%
Callon Petroleum Co.	6.125%	10/1/2024	18,825	18,158,407
Cenovus Energy, Inc. (Canada)(e)	5.375%	7/15/2025	63,981	71,130,427
Comstock Resources, Inc.†	7.50%	5/15/2025	21,933	22,544,711
Continental Resources, Inc.†	2.268%	11/15/2026	31,891	31,546,418
Continental Resources, Inc.	3.80%	6/1/2024	132,282	138,056,109
Continental Resources, Inc.	4.50%	4/15/2023	35,948	37,166,997
Coterra Energy, Inc.†	4.375%	6/1/2024	93,364	99,284,812
CrownRock LP/CrownRock Finance, Inc.†	5.625%	10/15/2025	110,666	111,318,929
Devon Energy Corp.†	5.25%	9/15/2024	75,558	82,018,469
Devon Energy Corp.†	5.25%	10/15/2027	75,495	79,817,216
Devon Energy Corp.†	5.875%	6/15/2028	8,051	8,785,478
Devon Energy Corp.†	8.25%	8/1/2023	23,154	25,490,465
Diamondback Energy, Inc.	2.875%	12/1/2024	90,889	94,346,239
Diamondback Energy, Inc.	4.75%	5/31/2025	33,609	36,849,727
Endeavor Energy Resources LP/EER Finance, Inc.†	5.75%	1/30/2028	4,198	4,371,902
Endeavor Energy Resources LP/EER Finance, Inc.†	6.625%	7/15/2025	16,266	17,117,769
Eni SpA (Italy)†(e)	4.00%	9/12/2023	29,551	31,008,962
EQT Corp.†	3.125%	5/15/2026	17,876	17,892,625
Equinor ASA (Norway)†(e)	7.875%	12/9/2022	7,000	7,521,173
Hess Corp.	3.50%	7/15/2024	9,413	9,847,375
Laredo Petroleum, Inc.	9.50%	1/15/2025	48,901	48,756,987
Lukoil Capital DAC (Ireland)†(e)	2.80%	4/26/2027	24,165	23,917,865
Lukoil International Finance BV (Netherlands)†(e)	4.563%	4/24/2023	17,000	17,667,165
Lundin Energy Finance BV (Netherlands)†(e)	2.00%	7/15/2026	96,528	95,972,295
Matador Resources Co.	5.875%	9/15/2026	93,876	95,335,678
MEG Energy Corp. (Canada)†(e)	6.50%	1/15/2025	95,517	96,806,957
Murphy Oil Corp.	6.875%	8/15/2024	26,392	26,758,717
Occidental Petroleum Corp.	2.90%	8/15/2024	34,148	34,288,007
Occidental Petroleum Corp.	3.50%	6/15/2025	10,000	10,051,100
Occidental Petroleum Corp.	5.55%	3/15/2026	26,875	28,791,187
Occidental Petroleum Corp.	6.95%	7/1/2024	63,888	70,424,381
OGX Austria GmbH (Brazil)†(e)(f)	8.50%	6/1/2018	31,150	623
Ovintiv Exploration, Inc.	5.375%	1/1/2026	23,473	25,889,535
Parsley Energy LLC/Parsley Finance Corp.†	4.125%	2/15/2028	26,480	27,117,506
Parsley Energy LLC/Parsley Finance Corp.†	5.625%	10/15/2027	9,732	10,210,863
PDC Energy, Inc.	5.75%	5/15/2026	40,350	40,829,358

344	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Oil & Gas (continued)
PDC Energy, Inc.	6.125%		9/15/2024	$12,003	$12,125,311
Petroleos Mexicanos (Mexico)(e)	3.764% (3 Mo. LIBOR + 3.65%	)#	3/11/2022	23,850	23,836,883
Petroleos Mexicanos (Mexico)(e)	4.25%		1/15/2025	43,137	42,971,570
Petroleos Mexicanos (Mexico)(e)	4.875%		1/18/2024	12,719	12,961,297
Petroleos Mexicanos (Mexico)(e)	5.375%		3/13/2022	33,589	33,817,741
Petroleos Mexicanos (Mexico)†(e)	6.875%		10/16/2025	27,374	29,256,099
Petroleos Mexicanos (Mexico)(e)	6.875%		8/4/2026	44,121	46,871,503
Precision Drilling Corp. (Canada)†(e)	7.125%		1/15/2026	6,856	6,917,156
Range Resources Corp.	9.25%		2/1/2026	107,898	116,058,865
Reliance Industries Ltd. (India)†(e)	5.40%		2/14/2022	78,805	79,490,075
Saudi Arabian Oil Co. (South Korea)†(e)	2.875%		4/16/2024	26,491	27,429,973
SM Energy Co.†	10.00%		1/15/2025	47,872	52,441,143
Suncor Energy Ventures Corp. (Canada)†(e)	4.50%		4/1/2022	17,525	17,582,514
Suncor Energy, Inc. (Canada)(e)	7.875%		6/15/2026	14,077	17,314,335
Tengizchevroil Finance Co. International Ltd. (Kazakhstan)†(e)	2.625%		8/15/2025	52,551	52,958,270
Valero Energy Corp.	1.20%		3/15/2024	26,028	25,916,687
Valero Energy Corp.	2.85%		4/15/2025	55,196	57,311,654
Valero Energy Corp.	3.65%		3/15/2025	14,003	14,973,847
Viper Energy Partners LP†	5.375%		11/1/2027	25,848	26,679,401
Total					2,294,006,758

Oil & Gas Services 0.05%
Oceaneering International, Inc.	4.65%		11/15/2024	28,225	28,704,543

Pharmaceuticals 0.75%
Bayer US Finance II LLC†	1.126% (3 Mo. LIBOR + 1.01%	)#	12/15/2023	125,880	127,106,936
Bayer US Finance II LLC†	3.875%		12/15/2023	138,894	145,938,657
Bayer US Finance II LLC†	4.25%		12/15/2025	92,758	101,037,949
Becton Dickinson & Co.	1.148% (3 Mo. LIBOR + 1.03%	)#	6/6/2022	51,169	51,411,184
Cigna Corp.	1.014% (3 Mo. LIBOR + .89%	)#	7/15/2023	43,170	43,554,284
Total					469,049,010

Pipelines 1.78%
Cheniere Corpus Christi Holdings LLC	5.875%		3/31/2025	170,595	190,133,088
Cheniere Corpus Christi Holdings LLC	7.00%		6/30/2024	143,980	160,059,207
Energy Transfer Operating LP	4.25%		3/15/2023	65,435	67,577,883

See Notes to Financial Statements.	345

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Pipelines (continued)
Energy Transfer Operating LP	5.875%		1/15/2024	$113,261	$122,115,084
Florida Gas Transmission Co. LLC†	3.875%		7/15/2022	3,623	3,666,699
Kinder Morgan, Inc.	1.404% (3 Mo. LIBOR + 1.28%	)#	1/15/2023	11,775	11,896,927
MPLX LP	3.50%		12/1/2022	2,009	2,058,455
MPLX LP	4.00%		2/15/2025	14,400	15,403,358
NOVA Gas Transmission Ltd. (Canada)(e)	7.875%		4/1/2023	9,276	10,092,073
ONEOK Partners LP	4.90%		3/15/2025	26,810	29,436,836
ONEOK Partners LP	5.00%		9/15/2023	7,656	8,114,937
ONEOK, Inc.	7.50%		9/1/2023	28,775	31,487,384
Plains All American Pipeline LP/PAA Finance Corp.	4.50%		12/15/2026	23,000	25,164,159
Plains All American Pipeline LP/PAA Finance Corp.	4.65%		10/15/2025	77,966	85,140,476
Sabine Pass Liquefaction LLC	5.625%		4/15/2023	126,720	133,239,199
Sabine Pass Liquefaction LLC	5.75%		5/15/2024	154,737	169,070,234
Texas Eastern Transmission LP†	2.80%		10/15/2022	15,598	15,774,458
Western Midstream Operating LP	2.222% (3 Mo. LIBOR + 2.10%	)#	1/13/2023	38,049	37,857,396
Total					1,118,287,853

REITS 1.09%
Brixmor Operating Partnership LP	3.65%		6/15/2024	39,260	41,412,291
CyrusOne LP/CyrusOne Finance Corp.	2.90%		11/15/2024	30,150	31,329,469
EPR Properties	4.50%		4/1/2025	7,208	7,711,536
EPR Properties	4.50%		6/1/2027	54,601	58,365,937
EPR Properties	4.75%		12/15/2026	27,415	29,605,092
GLP Capital LP/GLP Financing II, Inc.	5.25%		6/1/2025	25,105	27,656,044
GLP Capital LP/GLP Financing II, Inc.	5.375%		4/15/2026	11,000	12,217,645
HAT Holdings I LLC/HAT Holdings II LLC†	3.375%		6/15/2026	32,101	31,644,524
HAT Holdings I LLC/HAT Holdings II LLC†	6.00%		4/15/2025	31,191	32,342,884
Kilroy Realty LP	4.375%		10/1/2025	10,037	10,988,161
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.†	5.25%		10/1/2025	33,100	33,339,975
MPT Operating Partnership LP/MPT Finance Corp.	5.00%		10/15/2027	109,729	114,679,424
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer†	7.50%		6/1/2025	4,147	4,362,354
Realty Income Corp.	4.625%		11/1/2025	24,210	26,956,219
SL Green Operating Partnership LP	3.25%		10/15/2022	40,027	40,602,251
SL Green Realty Corp.	4.50%		12/1/2022	45,876	46,978,086
Vornado Realty LP	2.15%		6/1/2026	19,421	19,507,090

346	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2021

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
REITS (continued)
Vornado Realty LP	3.50%	1/15/2025	$23,249	$24,395,631
WEA Finance LLC/Westfield UK & Europe Finance plc†	3.75%	9/17/2024	87,757	92,485,889
Total				686,580,502

Retail 0.07%
Arcos Dorados Holdings, Inc. (Uruguay)†(e)	5.875%	4/4/2027	30,784	31,797,563
Bath & Body Works, Inc.†	9.375%	7/1/2025	5,015	6,099,043
IRB Holding Corp.†	6.75%	2/15/2026	4,887	4,970,079
Total				42,866,685

Savings & Loans 0.07%
People’s United Financial, Inc.	3.65%	12/6/2022	40,480	41,375,237

Semiconductors 0.69%
Microchip Technology, Inc.†	0.972%	2/15/2024	153,581	152,216,459
Microchip Technology, Inc.	2.67%	9/1/2023	126,267	129,602,858
Microchip Technology, Inc.	4.25%	9/1/2025	21,622	22,462,576
Microchip Technology, Inc.	4.333%	6/1/2023	64,279	67,321,763
SK Hynix, Inc. (South Korea)†(e)	1.00%	1/19/2024	33,256	33,018,998
SK Hynix, Inc. (South Korea)†(e)	1.50%	1/19/2026	34,161	33,593,986
Total				438,216,640

Shipbuilding 0.05%
Huntington Ingalls Industries, Inc.	3.844%	5/1/2025	26,743	28,458,978

Software 0.06%
Ascend Learning LLC†	6.875%	8/1/2025	19,139	19,511,349
Ascend Learning LLC†	6.875%	8/1/2025	1,700	1,732,640
Boxer Parent Co., Inc.†	9.125%	3/1/2026	13,476	14,099,804
Total				35,343,793

Telecommunications 0.14%
Altice France SA (France)†(e)	8.125%	2/1/2027	83,287	88,926,779

Toys/Games/Hobbies 0.10%
Hasbro, Inc.	3.00%	11/19/2024	25,290	26,437,921
Mattel, Inc.	3.15%	3/15/2023	12,637	12,723,437
Mattel, Inc.†	3.375%	4/1/2026	20,534	20,881,846
Total				60,043,204

See Notes to Financial Statements.	347

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Transportation 0.14%
Indian Railway Finance Corp. Ltd. (India)(e)	3.73%		3/29/2024	$14,120	$14,796,271
Pelabuhan Indonesia III Persero PT (Indonesia)†(e)	4.50%		5/2/2023	20,485	21,394,944
Rumo Luxembourg S.a.r.l. (Luxembourg)†(e)	5.875%		1/18/2025	40,396	41,455,183
XPO Logistics, Inc.†	6.25%		5/1/2025	12,083	12,579,853
Total					90,226,251

Trucking & Leasing 0.00%
Fortress Transportation and Infrastructure Investors LLC†	6.50%		10/1/2025	2,257	2,304,961
Total Corporate Bonds (cost $23,644,792,730)					23,815,099,740

FLOATING RATE LOANS(g) 8.18%

Advertising 0.10%
ABG Intermediate Holdings 2 LLC 2021
Term Loan B	4.00% (3 Mo. LIBOR + 3.25%	)	9/27/2024	61,508	61,375,976

Air Transportation 0.21%
AAdvantage Loyalty IP Ltd. 2021 Term Loan	5.50% (3 Mo. LIBOR + 4.75%	)	4/20/2028	49,388	50,838,385
American Airlines, Inc. 2017 Incremental Term Loan	2.089% (1 Mo. LIBOR + 2.00%	)	12/15/2023	63,842	62,455,846
American Airlines, Inc. 2018 Term Loan B	1.842% (1 Mo. LIBOR + 1.75%	)	6/27/2025	22,494	21,266,066
Total					134,560,297

Auto Parts: Original Equipment 0.11%
Tenneco, Inc. 2018 Term Loan B	3.09% (1 Mo. LIBOR + 3.00%	)	10/1/2025	71,315	70,127,571

Automotive 0.14%
Ford Motor Company Unsecured Term Loan	1.85% (1 Mo. LIBOR + 1.75%	)	12/31/2022	90,994	90,311,289

Building Materials 0.04%
Forterra Finance, LLC 2017 Term Loan B	4.00% (1 Mo. LIBOR + 3.00%	)	10/25/2023	22,281	22,298,829

Business Services 0.40%
APi Group DE, Inc. 2021 Incremental Term Loan B	-	(h)	10/7/2028	18,891	18,839,454
Global Payments Inc. 2019 Term Loan	1.467% (1 Mo. LIBOR + 1.38%	)	7/9/2024	109,813	109,538,555

348	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Business Services (continued)
Syniverse Holdings, Inc. 2018 1st Lien Term Loan	6.00% (3 Mo. LIBOR + 5.00%	)	3/9/2023	$58,032	$57,934,311
Trans Union, LLC 2019 Term Loan B5	1.84% (1 Mo. LIBOR + 1.75%	)	11/16/2026	64,495	63,661,887
Total					249,974,207

Chemicals 0.27%
Axalta Coating Systems US Holdings Inc. USD Term Loan B3	1.882% (3 Mo. LIBOR + 1.75%	)	6/1/2024	68,942	68,761,699
Nutrition & Biosciences, Inc. 3 Year Delayed Draw Term Loan	1.395% (3 Mo. LIBOR + 1.25%	)	1/17/2023	36,437	36,413,886
Nutrition & Biosciences, Inc. 5 Year Delayed Draw Term Loan	1.77% (3Mo. LIBOR + 1.63%	)	1/17/2025	64,282	64,241,743
Total					169,417,328

Computer Hardware 0.01%
Science Applications International Corporation 2020 Incremental Term Loan B	1.965% (1 Mo. LIBOR + 1.88%	)	3/12/2027	5,984	5,977,148

Computer Software 0.48%
Applied Systems, Inc. 2017 1st Lien Term Loan	3.75% - 5.50% (Prime Rate + 2.25% (3Mo. LIBOR + 3.25%	) )	9/19/2024	69,983	69,851,924
Athenahealth, Inc. 2021 Term Loan B1	-	(h)	2/11/2026	46,300	46,318,036
McAfee, LLC 2018 USD Term Loan B	-	(h)	9/30/2024	26,364	26,361,839
Vmware, Inc. 3 Year Term Loan	0.85% (3Mo. LIBOR + .75%	)	9/2/2024	161,032	160,881,242
Total					303,413,041

Drugs 0.14%
Change Healthcare Holdings LLC 2017 Term Loan B	3.50% (1 Mo. LIBOR + 2.50%	)	3/1/2024	89,807	89,697,798

Entertainment 0.22%
Scientific Games International, Inc. 2018 Term Loan B5	2.84% (1 Mo. LIBOR + 2.75%	)	8/14/2024	139,673	138,828,826

See Notes to Financial Statements.	349

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Environmental Services 0.06%
Filtration Group Corporation 2018 1st Lien Term Loan	-	(h)	3/29/2025	$41,328	$40,879,117

Financial Services 0.10%
Delos Finance Sarl 2018 Term Loan B (Luxembourg)(e)	1.882% (3 Mo. LIBOR + 1.75%	)	10/6/2023	63,473	63,421,594

Food 0.08%
JBS USA Lux S.A. 2019 Term Loan B (Luxembourg)(e)	2.092% (1 Mo. LIBOR + 2.00%	)	5/1/2026	47,526	47,353,833

Gaming 0.10%
GLP Capital L.P. 2020 Term Loan A2	1.589% (1 Mo. LIBOR + 1.50%	)	5/21/2023	11,191	11,107,095	(i)
Penn National Gaming, Inc. 2017 Term Loan A	2.00% (1 Mo. LIBOR + 1.25%	)	10/19/2023	54,948	54,765,298
Total					65,872,393

Government 0.20%
Seminole Tribe of Florida 2018 Term Loan B	1.84% (1 Mo. LIBOR + 1.75%	)	7/8/2024	129,019	128,787,429

Health Care 0.20%
Humana Inc. Delayed Draw Term Loan	1.34% (1 Mo. LIBOR + 1.25%	)	5/28/2024	39,204	38,689,578	(i)
Humana Inc. Term Loan	-	(h)	10/30/2023	85,343	84,223,539	(i)
Total					122,913,117

Health Care Services 0.55%
DaVita, Inc. 2019
Delayed Draw Term Loan A	1.59% (1 Mo. LIBOR + 1.50%	)	8/12/2024	15,179	15,124,944
DaVita, Inc. 2020 Term Loan B	1.84% (1 Mo. LIBOR + 1.75%	)	8/12/2026	156,507	154,981,305
PPD, Inc. Initial Term Loan	2.50% (1 Mo. LIBOR + 2.00%	)	1/13/2028	176,078	175,898,904
Total					346,005,153

350	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Insurance 0.18%
Asurion LLC 2018 Term Loan B6	3.215% (1 Mo. LIBOR + 3.13%	)	11/3/2023	$111,845	$111,565,802

Leasing 0.09%
Avolon TLB Borrower 1 (US) LLC Term Loan B3	2.50% (1 Mo. LIBOR + 1.75%	)	1/15/2025	57,925	57,770,086

Leisure 0.26%
Carnival Corporation USD Term Loan B (Panama)(e)	3.75% (1 Mo. LIBOR + 3.00%	)	6/30/2025	130,301	128,769,950
Life Time Fitness, Inc. 2021 Term Loan B	5.75% (3 Mo. LIBOR + 4.75%	)	12/16/2024	36,675	37,022,171
Total					165,792,121

Lodging 0.61%
Boyd Gaming Corporation Term Loan B3	2.328% (1 Wk. LIBOR + 2.25%	)	9/15/2023	96,600	96,521,834
Caesars Resort Collection, LLC 2017 1st Lien Term Loan B	2.84% (1 Mo. LIBOR + 2.75%	)	12/23/2024	91,410	90,621,577
Four Seasons Hotels Limited New 1st Lien Term Loan (Canada)(e)	2.00% (1 Mo. LIBOR + 2.00%	)	11/30/2023	52,783	52,519,839
Hilton Worldwide Finance, LLC 2019 Term Loan B2	1.842% (1 Mo. LIBOR + 1.75%	)	6/22/2026	97,594	96,358,581
Resorts World Las Vegas LLC Term Loan A	1.60% (1 Mo. LIBOR + 1.50%	)	4/16/2024	25,375	24,994,375
Wynn Resorts, Limited 2019 Term Loan A	-	(h)	9/20/2024	19,479	19,284,130
Total					380,300,336

Machinery: Industrial/Specialty 0.12%
Welbilt, Inc. 2018 Term Loan B	2.59% (1 Mo. LIBOR + 2.50%	)	10/23/2025	75,453	75,182,536

Media 0.63%
Gray Television, Inc. 2021 Second Lien Bridge Term Loan(j)	-	(h)	8/12/2022	96,044	96,043,686	(i)
Meredith Corporation 2020 Term Loan B2	4.75%		1/31/2025	21,937	21,937,172

See Notes to Financial Statements.	351

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Media (continued)
Nexstar Broadcasting, Inc. 2018 Term Loan A4	1.586% (1 Mo. LIBOR + 1.50%	)	10/26/2023	$11,370	$11,323,840
Nexstar Broadcasting, Inc. 2018 Term Loan B3	2.34% (1 Mo. LIBOR + 2.25%	)	1/17/2024	16,240	16,192,734
Nexstar Broadcasting, Inc. Term Loan A5	1.586% (1 Mo. LIBOR + 1.50%	)	9/19/2024	29,123	28,999,711
Nielsen Finance LLC USD Term Loan B4	2.089% (1 Mo. LIBOR + 2.00%	)	10/4/2023	155,941	155,746,355
Univision Communications Inc. 2021 First Lien Term Loan B	4.00% (1 Mo. LIBOR + 3.25%	)	3/15/2026	8,450	8,442,234
Univision Communications Inc. Term Loan C5	3.75% (1 Mo. LIBOR + 2.75%	)	3/15/2024	54,411	54,318,650
Total					393,004,382

Miscellaneous 0.57%
Charter Communications Operating, LLC 2017 Term Loan A2	1.60% (1 Mo. LIBOR + 1.50%	)	3/31/2023	84,579	84,578,713
Charter Communications Operating, LLC 2019 Term Loan B1	1.85% (1 Mo. LIBOR + 1.75%	)	4/30/2025	248,786	247,929,876
Clean Harbors Inc. 2017 Term Loan B	1.84% (1 Mo. LIBOR + 1.75%	)	6/28/2024	17,792	17,778,154
WideOpenWest Finance LLC 2017 Term Loan B	4.25% (1 Mo. LIBOR + 3.25%	)	8/18/2023	8,453	8,452,059
Total					358,738,802

Oil 0.15%
Hess Corporation Term Loan	2.10% (1 Mo. LIBOR + 2.00%	)	3/16/2023	92,477	92,245,901

Oil: Crude Producers 0.27%
Buckeye Partners, L.P. 2021 Term Loan B	2.336% (1 Mo. LIBOR + 2.25%	)	11/1/2026	89,324	88,939,772
Cheniere Corpus Christi Holdings, LLC Delayed Draw Term Loan Tranche 2	1.84% (1 Mo. LIBOR + 1.75%	)	6/30/2024	83,411	83,393,585
Total					172,333,357

352	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Real Estate Investment Trusts 0.45%
Crown Castle International Corporation 2016 Term Loan A	1.225% (1 Mo. LIBOR + 1.13%	)	6/21/2024	$16,558	$16,530,575
Invitation Homes Operating Partnership LP 2020 Term Loan A	1.09% (1 Mo. LIBOR + 1.00%	)	1/31/2025	250,806	250,806,186
SL Green Realty Corp. Term Loan A	1.192% (1 Mo. LIBOR + 1.10%	)	3/31/2023	12,677	12,549,929	(i)
Total					279,886,690

Retail 0.33%
1011778 B.C. Unlimited Liability Company Term Loan A (Canada)(e)	1.414% (3 Mo. LIBOR + 1.25%	)	9/6/2024	36,254	35,392,620
BJ’s Wholesale Club, Inc. 2017 1st Lien Term Loan	2.089% (1 Mo. LIBOR + 0.02%	)	2/3/2024	28,268	28,253,584
Panera Bread Company Term Loan A	2.375% (1 Mo. LIBOR + 2.25%	)	7/18/2022	145,227	143,775,229
Total					207,421,433

Technology 0.54%
Comcast Hulu Holdings, LLC Term Loan A	0.965% (1 Mo. LIBOR + 0.88%	)	3/15/2024	276,174	273,757,671
ProQuest LLC 2019 Term Loan	5.75%		10/23/2026	65,927	65,936,066
Total					339,693,737

Telecommunications 0.33%
AT&T Inc. 2021 Delayed Draw Term Loan	1.091% (1 Mo. LIBOR + 1.00%	)	3/23/2022	84,465	84,510,189	(i)
CenturyLink, Inc. 2020 Term Loan A	2.09% (1 Mo. LIBOR + 2.00%	)	1/31/2025	103,251	102,782,580
NeuStar, Inc. 2018 Term Loan B4	-	(h)	8/8/2024	17,693	17,715,694
Total					205,008,463

Transportation: Miscellaneous 0.24%
XPO Logistics, Inc. 2018 Term Loan B	1.831% (1 Mo. LIBOR + 1.75%	)	2/24/2025	152,671	151,700,644
Total Floating Rate Loans (cost $5,159,950,571)					5,141,859,236

See Notes to Financial Statements.	353

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)		Fair Value
FOREIGN GOVERNMENT OBLIGATIONS 0.90%

Egypt 0.25%
Republic of Egypt(e)	6.125%		1/31/2022		$12,921	$12,961,895
Republic of Egypt†(e)	6.125%		1/31/2022		146,652	147,116,153
Total						160,078,048

Indonesia 0.02%
Perusahaan Penerbit SBSN†(e)	3.75%		3/1/2023		13,995	14,530,519

Japan 0.32%
Japan Treasury Discount Bill(d)	Zero Coupon		2/7/2022	JPY	22,732,050	201,159,773

Kenya 0.15%
Republic of Kenya†(e)	6.875%		6/24/2024		$88,229	93,705,815

Morocco 0.09%
Morocco Government International Bond†(e)	4.25%		12/11/2022		56,058	57,434,000

Romania 0.03%
Republic of Romania†(e)	4.875%		1/22/2024		14,588	15,565,323

South Korea 0.04%
Korea National Oil Corp.†(e)	2.875%		3/27/2022		25,000	25,176,113
Total Foreign Government Obligations (cost $561,464,576)						567,649,591

GOVERNMENT SPONSORED ENTERPRISES COLLATERALIZED MORTGAGE OBLIGATIONS 0.04%
Federal Home Loan Mortgage Corp. K061 X1 IO	0.297%	#(k)	11/25/2026		550,866	4,697,071
Federal Home Loan Mortgage Corp. K722 X1 IO	1.441%	#(k)	3/25/2023		166,923	1,893,204
Government National Mortgage Assoc. 2013-171 IO	0.545%	#(k)	6/16/2054		2,219	157,373
Government National Mortgage Assoc. 2013-193 IO	0.32%	#(k)	1/16/2055		3,628	314,222
Government National Mortgage Assoc. 2014-112 A	3.00%	#(k)	1/16/2048		9,678	9,877,272
Government National Mortgage Assoc. 2014-15 IO	0.266%	#(k)	8/16/2054		2,499	129,329
Government National Mortgage Assoc. 2014-186 AP	2.80%		4/16/2050		6,660	6,793,310
Government National Mortgage Assoc. 2014-64 IO	0.794%	#(k)	12/16/2054		2,837	163,917
Government National Mortgage Assoc. 2014-78 IO	Zero Coupon	#(k)	3/16/2056		10,047	83,826
Government National Mortgage Assoc. 2015-19 AD	2.90%		10/16/2055		2,876	2,911,787
Total Government Sponsored Enterprises Collateralized Mortgage Obligations (cost $29,746,026)						27,021,311

354	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS 0.27%
Federal Home Loan Mortgage Corp.	1.89% (12 Mo. LIBOR + 1.64%	)#	11/1/2043	$855	$894,289
Federal Home Loan Mortgage Corp.	2.028% (12 Mo. LIBOR + 1.76%	)#	5/1/2037	2,214	2,339,643
Federal Home Loan Mortgage Corp.	2.031% (12 Mo. LIBOR + 1.66%	)#	2/1/2038	2,553	2,687,544
Federal Home Loan Mortgage Corp.	2.033% (12 Mo. LIBOR + 1.72%	)#	4/1/2037	4,244	4,478,780
Federal Home Loan Mortgage Corp.	2.051% (12 Mo. LIBOR + 1.78%	)#	12/1/2036	6,462	6,819,751
Federal Home Loan Mortgage Corp.	2.077% (12 Mo. LIBOR + 1.80%	)#	6/1/2041	1,765	1,865,288
Federal Home Loan Mortgage Corp.	2.107% (12 Mo. LIBOR + 1.80%	)#	10/1/2038	2,653	2,807,118
Federal Home Loan Mortgage Corp.	2.123% (12 Mo. LIBOR + 1.79%	)#	5/1/2036	2,256	2,380,491
Federal Home Loan Mortgage Corp.	2.164% (12 Mo. LIBOR + 1.88%	)#	9/1/2035	1,935	2,045,086
Federal Home Loan Mortgage Corp.	2.169% (12 Mo. LIBOR + 1.85%	)#	6/1/2042	4,383	4,625,528
Federal Home Loan Mortgage Corp.	2.184% (12 Mo. LIBOR + 1.90%	)#	12/1/2040	569	600,955
Federal Home Loan Mortgage Corp.	2.20% (12 Mo. LIBOR + 1.88%	)#	12/1/2040	2,776	2,932,770
Federal Home Loan Mortgage Corp.	2.217% (12 Mo. LIBOR + 1.92%	)#	9/1/2036	6,546	6,927,738
Federal Home Loan Mortgage Corp.	2.258% (12 Mo. LIBOR + 1.96%	)#	2/1/2037	3,130	3,330,473	(a)
Federal Home Loan Mortgage Corp.	2.587% (1 Yr. Treasury CMT + 2.50%	)#	12/1/2035	3,030	3,241,877
Federal National Mortgage Assoc.	1.782% (12 Mo. LIBOR + 1.47%	)#	12/1/2035	6,567	6,866,085
Federal National Mortgage Assoc.	1.786% (12 Mo. LIBOR + 1.52%	)#	10/1/2035	4,358	4,564,626
Federal National Mortgage Assoc.	1.787% (12 Mo. LIBOR + 1.54%	)#	11/1/2036	1,068	1,120,225
Federal National Mortgage Assoc.	1.816% (12 Mo. LIBOR + 1.51%	)#	2/1/2036	2,773	2,905,280
Federal National Mortgage Assoc.	1.836% (12 Mo. LIBOR + 1.51%	)#	3/1/2039	2,737	2,866,561
Federal National Mortgage Assoc.	1.851% (12 Mo. LIBOR + 1.59%	)#	8/1/2034	6,159	6,451,274

See Notes to Financial Statements.	355

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS (continued)
Federal National Mortgage Assoc.	1.861% (12 Mo. LIBOR + 1.56%	)#	6/1/2038	$855	$897,675
Federal National Mortgage Assoc.	1.895% (12 Mo. LIBOR + 1.58%	)#	3/1/2038	3,202	3,366,059
Federal National Mortgage Assoc.	1.911% (12 Mo. LIBOR + 1.64%	)#	9/1/2038	2,527	2,656,289
Federal National Mortgage Assoc.	1.914% (12 Mo. LIBOR + 1.62%	)#	8/1/2037	3,773	3,951,419
Federal National Mortgage Assoc.	1.921% (12 Mo. LIBOR + 1.60%	)#	4/1/2038	3,052	3,208,097
Federal National Mortgage Assoc.	1.931% (12 Mo. LIBOR + 1.62%	)#	1/1/2038	1,401	1,473,740
Federal National Mortgage Assoc.	1.937% (12 Mo. LIBOR + 1.66%	)#	9/1/2036	2,180	2,286,313
Federal National Mortgage Assoc.	1.981% (12 Mo. LIBOR + 1.66%	)#	8/1/2038	1,297	1,364,944
Federal National Mortgage Assoc.	1.982% (12 Mo. LIBOR + 1.65%	)#	12/1/2036	2,327	2,445,471
Federal National Mortgage Assoc.	2.035% (12 Mo. LIBOR + 1.73%	)#	10/1/2036	2,655	2,801,210
Federal National Mortgage Assoc.	2.054% (12 Mo. LIBOR + 1.80%	)#	10/1/2040	854	898,382
Federal National Mortgage Assoc.	2.06% (12 Mo. LIBOR + 1.80%	)#	11/1/2040	5,889	6,201,874
Federal National Mortgage Assoc.	2.066% (12 Mo. LIBOR + 1.82%	)#	1/1/2042	5,546	5,845,880
Federal National Mortgage Assoc.	2.075% (12 Mo. LIBOR + 1.79%	)#	3/1/2042	2,972	3,130,313
Federal National Mortgage Assoc.	2.09% (12 Mo. LIBOR + 1.75%	)#	11/1/2038	3,668	3,866,069
Federal National Mortgage Assoc.	2.10% (12 Mo. LIBOR + 1.80%	)#	12/1/2040	3,486	3,670,473
Federal National Mortgage Assoc.	2.111% (12 Mo. LIBOR + 1.79%	)#	1/1/2041	5,808	6,118,271
Federal National Mortgage Assoc.	2.114% (12 Mo. LIBOR + 1.82%	)#	8/1/2041	2,358	2,486,664
Federal National Mortgage Assoc.	2.137% (12 Mo. LIBOR + 1.81%	)#	12/1/2040	1,460	1,537,963
Federal National Mortgage Assoc.	2.139% (12 Mo. LIBOR + 1.80%	)#	1/1/2041	1,901	2,003,534	(a)
Federal National Mortgage Assoc.	2.147% (12 Mo. LIBOR + 1.79%	)#	10/1/2036	2,322	2,453,707	(a)

356	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS (continued)
Federal National Mortgage Assoc.	2.17% (12 Mo. LIBOR + 1.81%	)#	4/1/2040	$1,223	$1,289,615
Federal National Mortgage Assoc.	2.184% (12 Mo. LIBOR + 1.84%	)#	7/1/2040	637	668,691
Federal National Mortgage Assoc.	2.19% (12 Mo. LIBOR + 1.88%	)#	12/1/2038	1,886	2,002,100
Federal National Mortgage Assoc.	2.267% (1 Yr. Treasury CMT + 2.17%	)#	3/1/2038	651	681,847
Federal National Mortgage Assoc.	2.322% (1 Yr. Treasury CMT + 2.21%	)#	1/1/2038	1,280	1,365,600
Federal National Mortgage Assoc.	2.722% (12 Mo. LIBOR + 1.60%	)#	12/1/2045	5,533	5,786,521
Federal National Mortgage Assoc.	2.735% (12 Mo. LIBOR + 1.60%	)#	12/1/2045	4,327	4,526,118
Federal National Mortgage Assoc.	2.776% (12 Mo. LIBOR + 1.60%	)#	10/1/2045	4,643	4,853,492
Federal National Mortgage Assoc.	2.923% (12 Mo. LIBOR + 1.72%	)#	6/1/2042	2,571	2,712,737
Federal National Mortgage Assoc.	2.938% (12 Mo. LIBOR + 1.74%	)#	5/1/2042	6,485	6,840,913
Total Government Sponsored Enterprises Pass-Throughs (cost $164,627,973)					166,143,363

MUNICIPAL BONDS 0.06%

Miscellaneous
State of Illinois (cost $37,915,842)	4.95%		6/1/2023	37,367	39,087,903

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 18.20%
1211 Avenue of the Americas Trust 2015-1211 XA IO†	0.38%	#(k)	8/10/2035	214,200	1,959,951
AD Mortgage Trust 2017-330M A†	3.294%	#(k)	8/15/2034	3,060	3,110,542
Angel Oak Mortgage Trust 2020-1 A1†	2.466%	#(k)	12/25/2059	12,322	12,370,508
Angel Oak Mortgage Trust 2020-6 A1†	1.261%	#(k)	5/25/2065	18,417	18,445,265
Angel Oak Mortgage Trust 2021-4 A1†	1.035%	#(k)	1/20/2065	72,993	72,352,944
Angel Oak Mortgage Trust 2021-6 A1†	1.458%	#(k)	9/25/2066	102,157	101,529,798
Angel Oak Mortgage Trust 2021-7 A1†	1.978%	#(k)	10/25/2066	74,850	75,375,222
Atrium Hotel Portfolio Trust 2017-ATRM A†	1.02% (1 Mo. LIBOR + .93%	)#	12/15/2036	19,170	19,155,013
Atrium Hotel Portfolio Trust 2017-ATRM B†	1.59% (1 Mo. LIBOR + 1.50%	)#	12/15/2036	30,936	30,670,529
Atrium Hotel Portfolio Trust 2018-ATRM B†	1.52% (1 Mo. LIBOR + 1.43%	)#	6/15/2035	28,355	28,116,316

See Notes to Financial Statements.	357

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Atrium Hotel Portfolio Trust 2018-ATRM C†	1.74% (1 Mo. LIBOR + 1.65%	)#	6/15/2035	$9,012	$8,915,202
BAMLL Commercial Mortgage Securities Trust 2019-AHT B†	1.69% (1 Mo. LIBOR + 1.60%	)#	3/15/2034	10,221	10,222,331
Banc of America Commercial Mortgage Trust 2016-UB10 XA IO	1.965%	#(k)	7/15/2049	56,122	3,480,475
Bancorp Commercial Mortgage Trust 2019-CRE6 A†	1.212% (1 Mo. SOFR + 1.16%	)#	9/15/2036	1,410	1,410,284
BBCMS Mortgage Trust 2018-TALL A†	0.812% (1 Mo. LIBOR + .72%	)#	3/15/2037	35,484	35,148,708
BBCMS Mortgage Trust 2018-TALL E†	2.527% (1 Mo. LIBOR + 2.44%	)#	3/15/2037	36,419	34,921,826
BBCMS Mortgage Trust 2019-BWAY A†	1.046% (1 Mo. LIBOR + .96%	)#	11/15/2034	57,710	57,624,405
BBCMS Mortgage Trust 2019-BWAY B†	1.40% (1 Mo. LIBOR + 1.31%	)#	11/15/2034	26,023	25,898,993
BBCMS Mortgage Trust 2019-BWAY C†	1.70% (1 Mo. LIBOR + 1.61%	)#	11/15/2034	10,000	9,878,996
BBCMS Mortgage Trust 2020-C7 A2	2.021%		4/15/2053	13,250	13,378,480
BBCMS Trust 2015-MSQ A†	3.593%		9/15/2032	19,174	19,314,062
BBCMS Trust 2015-VFM A1†	2.466%		3/10/2036	18,697	18,857,146
BBCMS Trust 2018-BXH A†	1.089% (1 Mo. LIBOR + 1.00%	)#	10/15/2037	12,519	12,536,020
BB-UBS Trust 2012-SHOW A†	3.43%		11/5/2036	39,264	40,849,009
BB-UBS Trust 2012-TFT A†	2.892%		6/5/2030	29,764	29,811,499
BB-UBS Trust 2012-TFT B†	3.678%	#(k)	6/5/2030	7,850	7,388,652
BB-UBS Trust 2012-TFT C†	3.678%	#(k)	6/5/2030	14,354	12,602,346
BDS Ltd. 2021-FL8 A†	1.009% (1 Mo. LIBOR + .92%	)#	1/18/2036	62,000	61,671,400
Benchmark Mortgage Trust 2018-B3 A3	3.746%		4/10/2051	5,000	5,283,086
Benchmark Mortgage Trust 2021 B23 A2	1.62%		2/15/2054	28,550	28,358,769
BFLD 2019-DPLO E†	2.33% (1 Mo. LIBOR + 2.24%	)#	10/15/2034	24,480	24,036,951
BHMS 2018-ATLS D†	2.34% (1 Mo. LIBOR + 2.25%	)#	7/15/2035	39,450	39,142,136
BHP Trust 2019-BXHP A†	1.065% (1 Mo. LIBOR + .98%	)#	8/15/2036	75,429	75,433,966
BHP Trust 2019-BXHP B†	1.413% (1 Mo. LIBOR + 1.32%	)#	8/15/2036	8,168	8,149,681

358	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
BWAY Mortgage Trust 2013-1515 A1†	2.809%		3/10/2033	$5,476	$5,623,010
BWAY Mortgage Trust 2013-1515 XB IO†	0.534%	#(k)	3/10/2033	103,040	1,305,414
BX 2021-MFM1 A†	0.79% (1 Mo. LIBOR + .70%	)#	1/15/2034	11,340	11,307,930
BX Commercial Mortgage Trust 2018-BIOA A†	0.761% (1 Mo. LIBOR + .67%	)#	3/15/2037	54,186	54,156,994
BX Commercial Mortgage Trust 2019-XL A†	1.01% (1 Mo. LIBOR + .92%	)#	10/15/2036	148,232	148,372,334
BX Commercial Mortgage Trust 2019-XL B†	1.17% (1 Mo. LIBOR + 1.08%	)#	10/15/2036	10,880	10,867,600
BX Commercial Mortgage Trust 2019-XL F†	2.09% (1 Mo. LIBOR + 2.00%	)#	10/15/2036	24,272	24,156,578
BX Commercial Mortgage Trust 2021-ACNT A†	0.95% (1 Mo. LIBOR + .85%	)#	11/15/2026	81,970	81,894,776
BX Commercial Mortgage Trust 2021-ACNT D†	1.95% (1 Mo. LIBOR + 1.85%	)#	11/15/2026	51,690	51,693,722
BX Commercial Mortgage Trust 2021-XL2 A†	0.779% (1 Mo. LIBOR + .69%	)#	10/15/2038	125,340	124,908,392
BX Trust 2017-SLCT D†	2.14% (1 Mo. LIBOR + 2.05%	)#	7/15/2034	39,669	39,743,607
BX Trust 2018-BILT A†	0.89% (1 Mo. LIBOR + .80%	)#	5/15/2030	21,628	21,613,122
BX Trust 2019-OC11 XA IO†	0.873%	#(k)	12/9/2041	561,200	29,210,797
BX Trust 2019-RP B†	1.585% (1 Mo. LIBOR + 1.50%	)#	6/15/2034	17,480	16,782,735
BX Trust 2021-ARIA E†	2.335% (1 Mo. LIBOR + 2.24%	)#	10/15/2036	209,735	209,111,164
BX Trust 2021-ARIA F†	2.684% (1 Mo. LIBOR + 2.59%	)#	10/15/2036	69,150	68,967,575
BX Trust 2021-RISE A†(b)	0.848% (1 Mo. LIBOR + .75%	)#	11/15/2036	165,000	166,549,317
BX Trust 2021-RISE B†(b)	1.35% (1 Mo. LIBOR + 1.25%	)#	11/15/2036	59,250	59,813,936
BXHPP Trust 2021-FILM A†	0.74% (1 Mo. LIBOR + .65%	)#	8/15/2036	149,970	149,561,107

See Notes to Financial Statements.	359

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
BXHPP Trust 2021-FILM B†	0.99% (1 Mo. LIBOR + .90%	)#	8/15/2036	$38,250	$38,073,541
BXMT Ltd. 2021-FL4 A†	1.14% (1 Mo. LIBOR + 1.05%	)#	5/15/2038	57,000	56,846,100
BXP Trust 2017-CQHP A†	0.94% (1 Mo. LIBOR + .85%	)#	11/15/2034	41,359	41,103,108
Cantor Commercial Real Estate Lending 2019-CF1 65A†	4.411%	#(k)	5/15/2052	5,498	5,635,793
CF Trust 2019-BOSS A1	4.75% (1 Mo. LIBOR + 3.25%)		12/15/2021	63,488	58,627,359	(a)
CFCRE Commercial Mortgage Trust 2016-C4 XA IO	1.798%	#(k)	5/10/2058	64,359	3,777,629
CFCRE Commercial Mortgage Trust 2016-C6 XA IO	1.24%	#(k)	11/10/2049	148,545	6,695,040
CFCRE Commercial Mortgage Trust 2016-C7 XA IO	0.828%	#(k)	12/10/2054	141,865	4,369,194
CFCRE Commercial Mortgage Trust 2018-TAN A†	4.236%		2/15/2033	9,907	10,162,937
CHT Mortgage Trust 2017-CSMO A†	1.019% (1 Mo. LIBOR + .93%	)#	11/15/2036	24,230	24,248,604
Citigroup Commercial Mortgage Trust 2012-GC8 XB IO†	0.233%	#(k)	9/10/2045	207,654	203,667
Citigroup Commercial Mortgage Trust 2013-GC11 XA IO	1.499%	#(k)	4/10/2046	335,575	4,765,533
Citigroup Commercial Mortgage Trust 2014-GC19 A3 IO	3.753%		3/10/2047	4,346	4,521,083
Citigroup Commercial Mortgage Trust 2014-GC21 XA IO	1.315%	#(k)	5/10/2047	168,576	4,018,686
Citigroup Commercial Mortgage Trust 2014-GC23 XB IO	0.304%	#(k)	7/10/2047	120,131	677,094
Citigroup Commercial Mortgage Trust 2015-GC27 AAB	2.944%		2/10/2048	5,651	5,804,425
Citigroup Commercial Mortgage Trust 2015-GC27 XA IO	1.48%	#(k)	2/10/2048	108,736	3,778,969
Citigroup Commercial Mortgage Trust 2015-GC31 XA IO	0.477%	#(k)	6/10/2048	229,210	2,584,939
Citigroup Commercial Mortgage Trust 2015-GC35 XA IO	0.872%	#(k)	11/10/2048	153,477	3,801,057
Citigroup Commercial Mortgage Trust 2016-GC36 A5	3.616%		2/10/2049	16,900	18,127,526
Citigroup Commercial Mortgage Trust 2016-GC36 XA IO	1.376%	#(k)	2/10/2049	93,833	3,922,645
Citigroup Commercial Mortgage Trust 2016-GC37 A4	3.314%		4/10/2049	46,275	49,111,861
Citigroup Commercial Mortgage Trust 2016-GC37 XA IO	1.853%	#(k)	4/10/2049	57,951	3,457,492

360	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Citigroup Commercial Mortgage Trust 2018-B2 A2	3.788%		3/10/2051	$5,605	$5,741,843
COLT Mortgage Loan Trust 2021-2 A1†	0.924%	#(k)	8/25/2066	12,433	12,337,919
Commercial Mortgage Pass-Through Certificates 2010-C1 C†	5.807%	#(k)	7/10/2046	931	933,101
Commercial Mortgage Pass-Through Certificates 2010-C1 D†	5.942%	#(k)	7/10/2046	12,446	12,625,377
Commercial Mortgage Pass-Through Certificates 2012-CR3 AM†	3.416%		10/15/2045	7,449	7,457,719
Commercial Mortgage Pass-Through Certificates 2012-CR4 XA IO	1.839%	#(k)	10/15/2045	202,308	1,957,917
Commercial Mortgage Pass-Through Certificates 2012-CR5 AM†	3.223%		12/10/2045	22,028	22,443,092
Commercial Mortgage Pass-Through Certificates 2012-LC4 XA IO†	2.078%	#(k)	12/10/2044	17,620	849
Commercial Mortgage Pass-Through Certificates 2012-LTRT A1†	2.15%		10/5/2030	4,971	4,968,608
Commercial Mortgage Pass-Through Certificates 2013-CR12 A3	3.765%		10/10/2046	16,558	17,092,697
Commercial Mortgage Pass-Through Certificates 2013-CR6 A4	3.101%		3/10/2046	4,850	4,910,200
Commercial Mortgage Pass-Through Certificates 2013-CR7 XA IO	1.32%	#(k)	3/10/2046	126,818	1,488,332
Commercial Mortgage Pass-Through Certificates 2013-CR8 XA IO	0.426%	#(k)	6/10/2046	345,586	1,277,356
Commercial Mortgage Pass-Through Certificates 2013-GAM A2†	3.367%		2/10/2028	13,201	13,128,872
Commercial Mortgage Pass-Through Certificates 2013-SFS A1†	1.873%		4/12/2035	6,408	6,425,715
Commercial Mortgage Pass-Through Certificates 2013-WWP XB IO†	0.389%	#(k)	3/10/2031	265,903	816,109
Commercial Mortgage Pass-Through Certificates 2014-CR17 A5	3.977%		5/10/2047	7,751	8,222,180
Commercial Mortgage Pass-Through Certificates 2014-CR19 A4	3.532%		8/10/2047	12,771	13,422,728
Commercial Mortgage Pass-Through Certificates 2014-CR19 A5	3.796%		8/10/2047	10,150	10,757,896
Commercial Mortgage Pass-Through Certificates 2014-CR19 XA IO	1.111%	#(k)	8/10/2047	73,074	1,538,832
Commercial Mortgage Pass-Through Certificates 2014-CR21 A3	3.528%		12/10/2047	4,568	4,771,268

See Notes to Financial Statements.	361

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Commercial Mortgage Pass-Through Certificates 2014-CR21 XA IO	1.001%	#(k)	12/10/2047	$101,913	$2,187,890
Commercial Mortgage Pass-Through Certificates 2014-LC17 XA IO	0.857%	#(k)	10/10/2047	93,184	1,560,601
Commercial Mortgage Pass-Through Certificates 2014-UBS3 A3	3.546%		6/10/2047	5,798	5,995,457
Commercial Mortgage Pass-Through Certificates 2014-UBS3 A4	3.819%		6/10/2047	13,342	14,105,125
Commercial Mortgage Pass-Through Certificates 2014-UBS5 A4	3.838%		9/10/2047	25,610	27,160,747
Commercial Mortgage Pass-Through Certificates 2014-UBS5 XA IO	1.012%	#(k)	9/10/2047	191,542	3,726,623
Commercial Mortgage Pass-Through Certificates 2014-UBS6 A5	3.644%		12/10/2047	16,942	17,933,033
Commercial Mortgage Pass-Through Certificates 2015-DC1 A5	3.35%		2/10/2048	33,734	35,526,011
Commercial Mortgage Pass-Through Certificates 2015-LC21 A4	3.708%		7/10/2048	17,723	18,985,478
Commercial Mortgage Pass-Through Certificates 2015-PC1 A5	3.902%		7/10/2050	45,504	48,838,806
Commercial Mortgage Pass-Through Certificates 2015-PC1 XA IO†	0.61%	#(k)	7/10/2050	144,319	1,657,371
Commercial Mortgage Pass-Through Certificates 2016-CD1 XA IO	1.524%	#(k)	8/10/2049	106,010	5,492,812
Commercial Mortgage Pass-Through Certificates 2016-DC2 ASB	3.55%		2/10/2049	4,351	4,550,736
Commercial Mortgage Pass-Through Certificates 2020-SBX A†	1.67%		1/10/2038	11,094	11,076,608
Credit Suisse Commercial Mortgage Securities Corp. 2019-SKLZ A†	1.34% (1 Mo. LIBOR + 1.25%	)#	1/15/2034	1,326	1,334,446
Credit Suisse Commercial Mortgage Securities Corp. 2019-SKLZ B†	1.99% (1 Mo. LIBOR + 1.90%	)#	1/15/2034	26,960	26,843,894
Credit Suisse Commercial Mortgage Securities Corp. 2019-SKLZ C†	2.84% (1 Mo. LIBOR + 2.75%	)#	1/15/2034	17,520	17,439,865
Credit Suisse Mortgage Capital Certificates 2016-C6 XA IO	2.031%	#(k)	1/15/2049	133,887	9,191,178
Credit Suisse Mortgage Capital Certificates 2017-MOON A†	3.197%		7/10/2034	22,524	22,686,011
Credit Suisse Mortgage Capital Certificates 2017-MOON B†	3.303%	#(k)	7/10/2034	8,000	8,044,666

362	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Credit Suisse Mortgage Capital Certificates 2019-ICE4 A†	1.07% (1 Mo. LIBOR + .98%	)#	5/15/2036	$47,265	$47,320,215
Credit Suisse Mortgage Capital Certificates 2020-AFC1 A1†	2.24%	#(k)	2/25/2050	33,979	34,133,226
Credit Suisse Mortgage Capital Certificates 2020-NQM1 A1†	1.208%	#	5/25/2065	24,495	24,479,074
Credit Suisse Mortgage Capital Certificates 2020-SPT1 A1†	1.616%		4/25/2065	24,912	24,978,929
Credit Suisse Mortgage Capital Certificates Trust 2014-USA A1†	3.304%		9/15/2037	8,931	9,251,621
Credit Suisse Mortgage Capital Certificates Trust 2014-USA X1 IO†	0.686%	#(k)	9/15/2037	113,022	1,996,267
Credit Suisse Mortgage Capital Certificates Trust 2017-PFHP A†	1.04% (1 Mo. LIBOR + .95%	)#	12/15/2030	18,561	18,569,486
Credit Suisse Mortgage Capital Certificates Trust 2021-ADV A†	1.49% (1 Mo. LIBOR + 1.40%	)#	7/15/2038	40,940	41,013,966
Credit Suisse Mortgage Capital Certificates Trust 2021-AFC1 A1†	0.83%	#(k)	3/25/2056	28,431	28,176,423
Credit Suisse Mortgage Capital Certificates Trust 2021-BPNY A†	3.804% (1 Mo. LIBOR + 3.71%	)#	8/15/2023	64,750	64,674,042
Credit Suisse Mortgage Capital Certificates Trust 2021-INV1 A11†	0.849% (1 Mo. SOFR + .80%	)#	7/25/2056	14,950	14,980,787
Credit Suisse Mortgage Capital Certificates Trust 2021-INV1 A15†	2.50%	#(k)	7/25/2056	17,501	17,593,420
Credit Suisse Mortgage Capital Certificates Trust 2021-NQM1 A1†	0.809%	#(k)	5/25/2065	24,154	24,096,690
Credit Suisse Mortgage Capital Certificates Trust 2021-NQM3 A1†	1.015%	#(k)	4/25/2066	39,148	38,871,500
Credit Suisse Mortgage Capital Certificates Trust 2021-NQM5 A1†	0.938%	#(k)	5/25/2066	17,188	16,983,910
CS Master Trust 2021-AHP A†	4.449% (1 Mo. LIBOR + 3.95%	)#	4/15/2025	83,500	83,748,417	(a)
CS Master Trust 2021-BLUF A†	4.527% (1 Mo. LIBOR + 4.18%	)#	4/15/2023	47,600	48,064,386	(a)
CS Master Trust 2021-BLUF A	4.15%		8/15/2023	62,700	62,900,853
CSAIL Commercial Mortgage Trust 2016-C7 A5	3.502%		11/15/2049	26,778	28,745,142
CSAIL Commercial Mortgage Trust 2016-C7 XA IO	1.09%	#(k)	11/15/2049	209,573	7,681,733
CSAIL Commercial Mortgage Trust 2018-C14 A2	4.261%		11/15/2051	16,081	16,849,378

See Notes to Financial Statements.	363

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
CSMC 2021-NQM6 A1†	1.174%	#(k)	7/25/2066	$48,666	$48,331,312
CSMC 2021-NQM7 A1†	1.756%	#(k)	10/25/2066	57,227	57,029,512
CSMC 2021-NQM7 A3†	2.064%	#(k)	10/25/2066	23,089	23,009,476
CSMC 2021-SRDC A†	4.235% (1 Mo. LIBOR + 4.14%	)#	11/15/2023	25,000	25,031,225
DBGS Mortgage Trust 2018 5BP A†	0.885% (1 Mo. LIBOR + .80%	)#	6/15/2033	38,755	38,737,258
DBGS Mortgage Trust 2018-BIOD A†	0.893% (1 Mo. LIBOR + .80%	)#	5/15/2035	24,942	24,949,066
DBGS Mortgage Trust 2021-W52 A†	1.486% (1 Mo. LIBOR + 1.39%	)#	10/15/2036	86,290	87,225,694
DBJPM Mortgage Trust 2016-C3 XA IO	1.584%	#(k)	8/10/2049	188,076	10,657,869
DBUBS Mortgage Trust 2011-LC3A PM4†	5.268%	#(k)	5/10/2044	9,200	7,059,390	(a)
DBWF Mortgage Trust 2015-LCM A1†	2.998%		6/10/2034	11,221	11,319,008
DBWF Mortgage Trust 2015-LCM XA†	0.537%	#(k)	6/10/2034	22,173	233,037
DBWF Mortgage Trust 2018-AMXP A†	3.873%	#(k)	5/5/2035	268,200	268,454,361
DBWF Mortgage Trust 2018-AMXP B†	4.122%	#(k)	5/5/2035	53,868	53,916,664
DBWF Mortgage Trust 2018-AMXP C†	3.956%	#(k)	5/5/2035	49,438	49,388,809
DBWF Mortgage Trust 2018-AMXP D†	3.917%	#(k)	5/5/2035	6,780	6,739,026
DBWF Mortgage Trust 2018-GLKS A†	1.119% (1 Mo. LIBOR + 1.03%	)#	12/19/2030	24,067	24,104,204
Deephaven Residential Mortgage Trust 2020-1 A1†	2.339%	#(k)	1/25/2060	17,419	17,459,606
Deephaven Residential Mortgage Trust 2021-3 A1†	1.194%	#(k)	8/25/2066	100,747	100,267,455
Eleven Madison Mortgage Trust 2015-11MD A†	3.673%	#(k)	9/10/2035	22,689	24,048,148
Ellington Financial Mortgage Trust 2020-2 A1†	1.178%	#(k)	10/25/2065	18,451	18,486,337
Ellington Financial Mortgage Trust 2021-1 A1†	0.797%	#(k)	2/25/2066	8,897	8,844,293
Ellington Financial Mortgage Trust 2021-3 A1†	1.241%	#(k)	9/25/2066	29,007	28,808,299
ELP Commercial Mortgage Trust 2021-ELP D†	1.619% (1 Mo. LIBOR + 1.52%	)#	11/15/2038	46,730	46,607,212
EQUS Mortgage Trust 2021-EQAZ B†	1.19% (1 Mo. LIBOR + 1.10%	)#	10/15/2038	26,031	25,932,184
EQUS Mortgage Trust 2021-EQAZ C†	1.44% (1 Mo. LIBOR + 1.35%	)#	10/15/2038	4,450	4,433,694
EQUS Mortgage Trust 2021-EQAZ D†	1.74% (1 Mo. LIBOR + 1.65%	)#	10/15/2038	36,402	36,275,620
Fannie Mae Connecticut Avenue Securities 2021-R02 2M1†(b)	0.95% (1 Mo. SOFR + .09%	)#	11/25/2041	40,200	40,262,792

364	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae Connecticut Avenue Securities 2021-R02 2M2†(b)	2.05% (1 Mo. SOFR + 2.00%	)#	11/25/2041	$18,765	$18,800,184
Fontainebleau Miami Beach Trust 2019-FBLU A†	3.144%		12/10/2036	53,309	54,917,545
Fontainebleau Miami Beach Trust 2019-FBLU B†	3.447%		12/10/2036	16,564	17,003,365
Fontainebleau Miami Beach Trust 2019-FBLU XA IO†	0.774%	#(k)	12/10/2036	367,400	7,125,723
Freddie Mac STACR REMIC Trust 2021-DNA6 M2†	1.55% (1 Mo. SOFR + 1.50%	)#	10/25/2041	24,280	24,341,142
Freddie Mac STACR REMIC Trust 2021-HQA3 M1†	0.90% (1 Mo. SOFR + .85%	)#	9/25/2041	75,450	75,527,978
Freddie Mac Structured Agency Credit Risk Debt Notes 2021-DNA7 M2†	1.848% (1 Mo. SOFR + 1.80%	)#	11/25/2041	30,480	30,575,110
GCAT Trust 2020-NQM1 A1†	2.247%		1/25/2060	9,945	9,976,610
Great Wolf Trust 2019-WOLF B†	1.424% (1 Mo. LIBOR + 1.33%	)#	12/15/2036	38,043	37,853,778
Great Wolf Trust 2019-WOLF C†	1.723% (1 Mo. LIBOR + 1.63%	)#	12/15/2036	66,196	65,793,130
Great Wolf Trust 2019-WOLF D†	2.023% (1 Mo. LIBOR + 1.93%	)#	12/15/2036	11,248	11,140,222
Great Wolf Trust 2019-WOLF E†	2.822% (1 Mo. LIBOR + 2.73%	)#	12/15/2036	13,667	13,257,690
GS Mortgage Securities Corp. II 2012-BWTR A†	2.954%		11/5/2034	9,225	9,320,913
GS Mortgage Securities Corp. II 2012-TMSQ A†	3.007%		12/10/2030	43,122	43,672,953
GS Mortgage Securities Corp. II 2012-TMSQ C†	3.573%	#(k)	12/10/2030	14,494	14,254,174
GS Mortgage Securities Corp. II 2021-ARDN A†	1.35% (1 Mo. LIBOR + 1.25%	)#	11/15/2026	119,190	118,235,717
GS Mortgage Securities Corp. Trust 2017-GPTX A†	2.856%		5/10/2034	42,391	42,286,085
GS Mortgage Securities Corp. Trust 2017-GPTX B†	3.104%		5/10/2034	31,044	30,693,082
GS Mortgage Securities Corp. Trust 2017-SLP A†	3.419%		10/10/2032	12,601	12,810,320
GS Mortgage Securities Corp. Trust 2017-STAY A†	1.44% (1 Mo. LIBOR + 1.35%	)#	7/15/2032	35,859	35,927,947
GS Mortgage Securities Corp. Trust 2017-STAY B†	1.69% (1 Mo. LIBOR + 1.60%	)#	7/15/2032	16,811	16,863,107
GS Mortgage Securities Corp. Trust 2017-STAY C†	1.94% (1 Mo. LIBOR + 1.85%	)#	7/15/2032	15,228	15,251,731
GS Mortgage Securities Corp. Trust 2018-RIVR A†	1.04% (1 Mo. LIBOR + .95%	)#	7/15/2035	47,601	47,313,201
GS Mortgage Securities Corp. Trust 2019-70P A†	1.09% (1 Mo. LIBOR + 1.00%	)#	10/15/2036	70,000	69,768,293

See Notes to Financial Statements.	365

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
GS Mortgage Securities Corp. Trust 2019-70P B†	1.41% (1 Mo. LIBOR + 1.32%	)#	10/15/2036	$31,298	$30,715,150
GS Mortgage Securities Corp. Trust 2019-BOCA B†	1.59% (1 Mo. LIBOR + 1.50%	)#	6/15/2038	18,625	18,610,919
GS Mortgage Securities Corp. Trust 2019-SMP A†	1.24% (1 Mo. LIBOR + 1.15%	)#	8/15/2032	22,000	21,996,284
GS Mortgage Securities Corp. Trust 2021-RNT2 A†	3.35% (1 Mo. LIBOR + 3.10%	)#	11/21/2023	84,750	85,111,628	(a)
GS Mortgage Securities Corp. Trust 2021-ROSS A†	1.24% (1 Mo. LIBOR + 1.15%	)#	5/15/2026	47,760	47,888,981
GS Mortgage Securities Corp. Trust 2021-ROSS G†	4.74% (1 Mo. LIBOR + 4.65%	)#	5/15/2026	15,000	15,083,640
GS Mortgage Securities Corp. Trust 2021-ROSS H†	5.99% (1 Mo. LIBOR + 5.90%	)#	5/15/2026	19,706	19,875,129
GS Mortgage Securities Trust 2011-GC5 B†	5.302%	#(k)	8/10/2044	39,535	39,634,771
GS Mortgage Securities Trust 2012-GCJ7 B	4.74%		5/10/2045	11,331	11,467,575
GS Mortgage Securities Trust 2012-GCJ9 XA IO	2.076%	#(k)	11/10/2045	82,001	764,123
GS Mortgage Securities Trust 2012-GCJ9 XB IO†	0.441%	#(k)	11/10/2045	89,303	206,432
GS Mortgage Securities Trust 2013-G1 A1†	2.059%		4/10/2031	2,986	2,998,606
GS Mortgage Securities Trust 2013-GC12 B	3.777%	#(k)	6/10/2046	5,809	5,975,589
GS Mortgage Securities Trust 2013-GC12 XA IO	1.531%	#(k)	6/10/2046	407,992	5,931,553
GS Mortgage Securities Trust 2013-GC14 A5	4.243%		8/10/2046	10,000	10,467,930
GS Mortgage Securities Trust 2014-GC18 A4	4.074%		1/10/2047	13,252	13,920,585
GS Mortgage Securities Trust 2014-GC26 XA IO	1.105%	#(k)	11/10/2047	85,130	1,971,001
GS Mortgage Securities Trust 2015-GC34 A4	3.506%		10/10/2048	36,577	38,963,865
GS Mortgage Securities Trust 2015-GS1 XA IO	0.908%	#(k)	11/10/2048	91,413	2,424,687
GS Mortgage Securities Trust 2016-GS2 A4 IO	3.05%		5/10/2049	28,917	30,398,325
GS Mortgage Securities Trust 2016-GS2 XA	1.895%	#(k)	5/10/2049	164,566	10,525,476
GS Mortgage Securities Trust 2020-GC45 A2	2.898%		2/13/2053	15,000	15,530,199
Hawaii Hotel Trust 2019-MAUI B†	1.54% (1 Mo. LIBOR + 1.45%	)#	5/15/2038	35,079	35,005,334
Hilton USA Trust 2016-SFP B†	3.323%		11/5/2035	4,745	4,747,240
HMH Trust 2017-NSS A†	3.062%		7/5/2031	33,687	33,745,595
HMH Trust 2017-NSS B†	3.343%		7/5/2031	21,685	21,270,264
HMH Trust 2017-NSS C†	3.787%		7/5/2031	16,116	15,823,586
HMH Trust 2017-NSS D†	4.723%		7/5/2031	21,309	20,999,086
HONO Mortgage Trust 2021-LULU A†	1.24% (1 Mo. LIBOR + 1.15%	)#	10/15/2036	54,660	54,754,917
Houston Galleria Mall Trust 2015-HGLR A1A2†	3.087%		3/5/2037	54,825	55,914,088
Hudsons Bay Simon JV Trust 2015-HB10 XA10 IO†	1.474%	#(k)	8/5/2034	150,785	6,765,723

366	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Hudsons Bay Simon JV Trust 2015-HB7 A7†	3.914%		8/5/2034	$65,851	$63,966,753
Hudsons Bay Simon JV Trust 2015-HB7 B7†	4.666%		8/5/2034	5,000	4,543,237
Hudsons Bay Simon JV Trust 2015-HB7 D7†	5.331%	#(k)	8/5/2034	5,000	3,802,097
Hudsons Bay Simon JV Trust 2015-HB7 XA7 IO†	1.417%	#(k)	8/5/2034	171,661	1,119,230
IMT Trust 2017-APTS AFX†	3.478%		6/15/2034	1,380	1,438,720
Irvine Core Office Trust 2013-IRV A1†	2.068%		5/15/2048	11,674	11,784,797
Irvine Core Office Trust 2013-IRV A2†	3.279%	#(k)	5/15/2048	40,462	41,628,896
Irvine Core Office Trust 2013-IRV XA IO†	1.211%	#(k)	5/15/2048	23,789	185,675
JPMBB Commercial Mortgage Securities Trust 2015-C30 XA IO	0.638%	#(k)	7/15/2048	123,478	1,960,296
JPMDB Commercial Mortgage Securities Trust 2020-COR7 A2	2.215%		5/13/2053	14,750	15,018,780
JPMorgan Chase Commercial Mortgage Securities Corp Series 2019-MARG A†	1.19% (1 Mo. LIBOR + 1.10%	)#	5/15/2034	23,269	23,275,269
JPMorgan Chase Commercial Mortgage Securities Corp Series 2019-MARG B†	1.49% (1 Mo. LIBOR + 1.40%	)#	5/15/2034	11,000	11,005,830
JPMorgan Chase Commercial Mortgage Securities Corp Series 2019-MARG C†	1.80% (1 Mo. LIBOR + 1.71%	)#	5/15/2034	7,900	7,867,847
JPMorgan Chase Commercial Mortgage Securities Trust	1.839%		9/15/2029	52,487	52,269,440
JPMorgan Chase Commercial Mortgage Securities Trust	2.739%		9/15/2029	15,299	15,230,949
JPMorgan Chase Commercial Mortgage Securities Trust	3.439%		9/15/2029	11,384	11,313,933
JPMorgan Chase Commercial Mortgage Securities Trust	4.44%		9/15/2029	14,048	13,936,827
JPMorgan Chase Commercial Mortgage Securities Trust	5.44%		9/15/2029	8,338	8,304,404	(a)
JPMorgan Chase Commercial Mortgage Securities Trust 2012-C6 B	4.819%	#(k)	5/15/2045	9,466	9,566,826
JPMorgan Chase Commercial Mortgage Securities Trust 2012-WLDN A†	3.905%		5/5/2030	69,762	59,901,981
JPMorgan Chase Commercial Mortgage Securities Trust 2013-C10 XA IO	1.076%	#(k)	12/15/2047	240,710	1,891,426
JPMorgan Chase Commercial Mortgage Securities Trust 2013-C12 XA IO	0.562%	#(k)	7/15/2045	130,298	660,506
JPMorgan Chase Commercial Mortgage Securities Trust 2013-LC11 XA IO	1.369%	#(k)	4/15/2046	90,605	1,106,662

See Notes to Financial Statements.	367

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Chase Commercial Mortgage Securities Trust 2014-C24 XA IO	1.011%	#(k)	11/15/2047	$91,569	$1,787,781
JPMorgan Chase Commercial Mortgage Securities Trust 2014-C25 XA IO	0.979%	#(k)	11/15/2047	160,161	3,361,531
JPMorgan Chase Commercial Mortgage Securities Trust 2014-C26 XA IO	1.099%	#(k)	1/15/2048	145,933	3,477,095
JPMorgan Chase Commercial Mortgage Securities Trust 2014-DSTY A†	3.429%		6/10/2027	163,798	92,545,926
JPMorgan Chase Commercial Mortgage Securities Trust 2014-DSTY B†	3.771%		6/10/2027	20,772	6,106,968
JPMorgan Chase Commercial Mortgage Securities Trust 2014-DSTY C†	3.931%	#(k)	6/10/2027	14,352	2,411,136
JPMorgan Chase Commercial Mortgage Securities Trust 2014-DSTY D†	3.931%	#(k)	6/10/2027	25,795	1,760,535
JPMorgan Chase Commercial Mortgage Securities Trust 2014-DSTY XA IO†	0.503%	#(k)	6/10/2027	102,274	4,091
JPMorgan Chase Commercial Mortgage Securities Trust 2014-DSTY XB IO†	0.16%	#(k)	6/10/2027	45,476	455
JPMorgan Chase Commercial Mortgage Securities Trust 2015-C29 XA IO	0.759%	#(k)	5/15/2048	57,365	1,000,883
JPMorgan Chase Commercial Mortgage Securities Trust 2016-JP4 XA IO	0.765%	#(k)	12/15/2049	142,780	3,320,050
JPMorgan Chase Commercial Mortgage Securities Trust 2016-NINE A†	2.949%	#(k)	9/6/2038	10,000	10,415,267
JPMorgan Chase Commercial Mortgage Securities Trust 2017-JP7 A3	3.379%		9/15/2050	10,000	10,348,198
JPMorgan Chase Commercial Mortgage Securities Trust 2017-JP7 XA IO	1.184%	#(k)	9/15/2050	287,117	12,230,891
JPMorgan Chase Commercial Mortgage Securities Trust 2017-MARK A†	3.392%		6/5/2032	25,713	25,841,470
JPMorgan Chase Commercial Mortgage Securities Trust 2017-MARK B†	3.795%		6/5/2032	21,137	21,130,080
JPMorgan Chase Commercial Mortgage Securities Trust 2017-MARK C†	4.171%	#(k)	6/5/2032	15,721	15,630,917
JPMorgan Chase Commercial Mortgage Securities Trust 2018-BCON A†	3.735%		1/5/2031	27,681	28,383,109
JPMorgan Chase Commercial Mortgage Securities Trust 2018-LAQ B†	1.39% (1 Mo. LIBOR + 1.30%	)#	6/15/2032	29,356	29,362,670
JPMorgan Chase Commercial Mortgage Securities Trust 2018-LAQ C†	1.69% (1 Mo. LIBOR + 1.60%	)#	6/15/2032	22,978	22,977,572

368	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Chase Commercial Mortgage Securities Trust 2018-MINN A†	2.27% (1 Mo. LIBOR + 1.02%	)#	11/15/2035	$13,730	$13,788,535
JPMorgan Chase Commercial Mortgage Securities Trust 2018-MINN B†	2.60% (1 Mo. LIBOR + 1.35%	)#	11/15/2035	10,053	9,521,146
JPMorgan Chase Commercial Mortgage Securities Trust 2018-PTC A†	1.54% (1 Mo. LIBOR + 1.45%	)#	4/15/2031	25,048	24,783,122
JPMorgan Chase Commercial Mortgage Securities Trust 2018-PTC B†	2.24% (1 Mo. LIBOR + 2.15%	)#	4/15/2031	14,359	14,237,599
JPMorgan Chase Commercial Mortgage Securities Trust 2018-PTC C†	2.64% (1 Mo. LIBOR + 2.55%	)#	4/15/2031	10,408	10,333,909
JPMorgan Chase Commercial Mortgage Securities Trust 2018-WPT AFL†	1.286% (1 Mo. LIBOR + 1.20%	)#	7/5/2033	31,273	31,320,842
JPMorgan Chase Commercial Mortgage Securities Trust 2018-WPT AFX†	4.248%		7/5/2033	102,017	106,420,033
JPMorgan Chase Commercial Mortgage Securities Trust 2018-WPT CFL†	1.986% (1 Mo. LIBOR + 1.90%	)#	7/5/2033	9,118	9,143,481
JPMorgan Chase Commercial Mortgage Securities Trust 2018-WPT CFX†	4.95%		7/5/2033	31,569	32,782,440
JPMorgan Chase Commercial Mortgage Securities Trust 2018-WPT XAFX IO†	1.295%	#(k)	7/5/2033	155,900	2,424,245
JPMorgan Chase Commercial Mortgage Securities Trust 2019-ICON A†	3.884%		1/5/2034	32,965	34,059,952
JPMorgan Chase Commercial Mortgage Securities Trust 2019-ICON B†	4.235%		1/5/2034	13,737	13,619,961	(a)
JPMorgan Chase Commercial Mortgage Securities Trust 2019-ICON C†	4.536%		1/5/2034	12,800	12,631,040	(a)
JPMorgan Chase Commercial Mortgage Securities Trust 2019-UES A†	3.81%		5/5/2032	6,460	6,496,693
JPMorgan Chase Commercial Mortgage Securities Trust 2020-ACE A†	3.287%		1/10/2037	136,320	139,538,733
JPMorgan Chase Commercial Mortgage Securities Trust 2020-ACE B†	3.64%		1/10/2037	29,970	30,386,077
JPMorgan Chase Commercial Mortgage Securities Trust 2020-ACE C†	3.817%	#(k)	1/10/2037	10,000	9,557,847

See Notes to Financial Statements.	369

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Chase Commercial Mortgage Securities Trust 2021-1440 A†	1.39% (1 Mo. LIBOR + 1.30%	)#	3/15/2036	$35,000	$34,992,034
JPMorgan Chase Commercial Mortgage Securities Trust 2021-BOLT A†	1.39% (1 Mo. LIBOR + 1.30%	)#	8/15/2033	50,480	50,543,100
JPMorgan Chase Commercial Mortgage Securities Trust 2021-BOLT B†	2.54% (1 Mo. LIBOR + 2.45%	)#	8/15/2033	41,740	41,792,175
JPMorgan Chase Commercial Mortgage Securities Trust 2021-BOLT C†	4.04% (1 Mo. LIBOR + 3.95%	)#	8/15/2033	37,430	37,500,181
JPMorgan Chase Commercial Mortgage Securities Trust 2018-MINN C†	2.95% (1 Mo. LIBOR + 1.70%	)#	11/15/2035	8,746	8,143,794	(a)
Key Commercial Mortgage Securities Trust 2019-S2 A1†	2.656%		6/15/2052	14,193	14,498,868
Key Commercial Mortgage Securities Trust 2019-S2 X IO†	1.704%	#(k)	6/15/2052	129,065	9,932,161
KIND Trust 2021-KIND A†	1.04% (1 Mo. LIBOR + .95%	)#	8/15/2038	82,500	82,664,315
KIND Trust 2021-KIND E†	3.34% (1 Mo. LIBOR + 3.25%	)#	8/15/2038	64,200	64,101,594
KKR Industrial Portfolio Trust 2021-KDIP A†	0.64% (1 Mo. LIBOR + .55%	)#	12/15/2037	32,807	32,528,260
Ladder Capital Commercial Mortgage Trust 2013-GCP A1†	3.575%		2/15/2036	6,516	6,842,249
Life 2021-BMR Mortgage Trust 2021-BMR A†	0.79% (1 Mo. LIBOR + .70%	)#	3/15/2038	78,200	78,138,910
LoanCore Issuer Ltd. 2019-CRE3 A†	1.14% (1 Mo. LIBOR + 1.05%	)#	4/15/2034	35,992	35,953,114
LoanCore Issuer Ltd. 2019-CRE3 AS†	1.46% (1 Mo. LIBOR + 1.37%	)#	4/15/2034	21,868	21,878,081
LSTAR Commercial Mortgage Trust 2016-4 XA IO†	1.92%	#(k)	3/10/2049	84,066	3,125,041
LSTAR Commercial Mortgage Trust 2017-5 A2†	2.776%		3/10/2050	9,794	9,797,065
LSTAR Commercial Mortgage Trust 2017-5 A3†	4.50%		3/10/2050	72,650	74,912,684
LUXE Trust 2021-TRIP A†	1.14% (1 Mo. LIBOR + 1.05%	)#	10/15/2038	25,000	25,053,395
LUXE Trust 2021-TRIP B†	1.49% (1 Mo. LIBOR + 1.40%	)#	10/15/2038	18,750	18,785,578
LUXE Trust 2021-TRIP D†	2.34% (1 Mo. LIBOR + 2.25%	)#	10/15/2038	27,000	27,068,180

370	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
MHC Commercial Mortgage Trust 2021-MHC A†	0.89% (1 Mo. LIBOR + .80%	)#	4/15/2038	$29,500	$29,474,783
Morgan Stanley Bank of America Merrill Lynch Trust 2012-CKSV A1†	2.117%		10/15/2030	2,881	2,878,967
Morgan Stanley Bank of America Merrill Lynch Trust 2012-CKSV A2†	3.277%		10/15/2030	15,315	15,238,122
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C7 A4	2.918%		2/15/2046	5,280	5,360,268
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C8 A4	3.134%		12/15/2048	9,470	9,642,848
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C9 XA IO	1.149%	#(k)	5/15/2046	187,067	1,799,041
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C9 XB IO†	0.394%	#(k)	5/15/2046	107,177	547,676
Morgan Stanley Bank of America Merrill Lynch Trust 2014 C19 XA IO	1.113%	#(k)	12/15/2047	105,288	2,473,813
Morgan Stanley Bank of America Merrill Lynch Trust 2014-C17 A4	3.443%		8/15/2047	9,208	9,395,294
Morgan Stanley Bank of America Merrill Lynch Trust 2016-C29 A4	3.325%		5/15/2049	18,050	19,191,522
Morgan Stanley Bank of America Merrill Lynch Trust 2016-C29 XA IO	1.695%	#(k)	5/15/2049	117,833	6,207,582
Morgan Stanley Bank of America Merrill Lynch Trust 2016-C31 XA IO	1.462%	#(k)	11/15/2049	241,372	12,018,099
Morgan Stanley Capital I Trust 2012-C4 AS	3.773%		3/15/2045	11,383	11,429,275
Morgan Stanley Capital I Trust 2012-C4 XA IO†	2.002%	#(k)	3/15/2045	51,689	2,528
Morgan Stanley Capital I Trust 2012-STAR A1†	2.084%		8/5/2034	4,134	4,138,751
Morgan Stanley Capital I Trust 2012-STAR A2†	3.201%		8/5/2034	11,276	11,298,638
Morgan Stanley Capital I Trust 2012-STAR B†	3.451%		8/5/2034	1,267	1,267,199
Morgan Stanley Capital I Trust 2015-420 A†	3.727%		10/12/2050	23,524	24,597,146
Morgan Stanley Capital I Trust 2015-UBS8 ASB	3.626%		12/15/2048	7,552	7,872,973
Morgan Stanley Capital I Trust 2016-UB11 XA IO	1.634%	#(k)	8/15/2049	78,038	4,141,275
Morgan Stanley Capital I Trust 2016-UB11 XB IO	1.054%	#(k)	8/15/2049	121,223	4,941,198
Mortgage Repurchase Agreement Financing Trust Series 2021-S1 A1†	0.591% (1 Mo. LIBOR + .50%	)#	9/10/2022	135,400	135,568,641
Mortgage Repurchase Agreement Financing Trust Series 2021-S1 A2†	0.591% (1 Mo. LIBOR + .50%	)#	9/10/2022	6,770	6,778,432
MRA Issuance Trust 2020-13 A†	1.286% (1 Mo. LIBOR + 1.20%	)#	2/15/2022	100,000	100,619,700	(a)

See Notes to Financial Statements.	371

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
MRA Issuance Trust 2021-4 A†	1.286% (1 Mo. LIBOR + 1.20%	)#	4/7/2022	$399,126	$402,313,632	(a)
MRA Issuance Trust 2021-4 A2†	1.286% (1 Mo. LIBOR + 1.20%	)#	4/7/2022	350,000	352,670,500	(a)
MRA Issuance Trust 2021-8 A2X†	Zero Coupon	#(k)	5/15/2022	53,500	53,898,896	(a)
MSCG Trust 2015-ALDR A1†	2.612%		6/7/2035	12,941	13,141,160
Natixis Commercial Mortgage Securities Trust 2018-285M A†	3.917%	#(k)	11/15/2032	47,581	48,457,166
Natixis Commercial Mortgage Securities Trust 2018-285M B†	3.917%	#(k)	11/15/2032	17,029	17,325,003
New Orleans Hotel Trust 2019-HNLA A†	1.078% (1 Mo. LIBOR + .99%	)#	4/15/2032	41,812	41,672,486
New Residential Mortgage Loan Trust 2020-NQM1 A1†	2.464%	#(k)	1/26/2060	11,532	11,595,060
NYO Commercial Mortgage Trust 2021-1290 A†	1.175% (1 Mo. LIBOR + 1.10%	)#	11/15/2038	78,460	78,318,631
One New York Plaza Trust 2020-1NYP A†	1.04% (1 Mo. LIBOR + .95%	)#	1/15/2026	90,000	89,944,587
One New York Plaza Trust 2020-1NYP AJ†	1.34% (1 Mo. LIBOR + 1.25%	)#	1/15/2026	59,595	59,702,033
Palisades Center Trust 2016-PLSD A†	2.713%		4/13/2033	6,735	6,259,392
Palisades Center Trust 2016-PLSD C†	3.998%		4/13/2033	40,040	23,464,541
Palisades Center Trust 2016-PLSD D†	4.737%		4/13/2033	34,072	16,337,403
PFP Ltd. 2019-5 A†	1.061% (1 Mo. LIBOR + .97%	)#	4/14/2036	5,318	5,302,541
PFP Ltd. 2019-6 A†	1.141% (1 Mo. LIBOR + 1.05%	)#	4/14/2037	14,306	14,266,441
PFP Ltd. 2019-6 AS†	1.541% (1 Mo. LIBOR + 1.45%	)#	4/14/2037	35,400	35,359,750
PFP Ltd. 2019-6 B†	1.791% (1 Mo. LIBOR + 1.70%	)#	4/14/2037	36,005	36,007,376
Prima Capital CRE Securitization Ltd. 2019-7A A†	2.25%		12/25/2050	36,233	36,000,830	(a)
RBS Commercial Funding, Inc. Trust 2013-SMV A†	3.26%		3/11/2031	57,896	58,769,106
Ready Capital Mortgage Financing LLC 2021-FL6 A†	1.042% (1 Mo. LIBOR + .95%	)#	7/25/2036	81,320	81,455,804
Ready Capital Mortgage Trust 2019-5 A†	3.777%		2/25/2052	4,045	4,111,482
Ready Capital Mortgage Financing LLC 2019-FL3 A†	1.092% (1 Mo. LIBOR + 1.00%	)#	3/25/2034	17,309	17,322,175

372	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
ReadyCap Commercial Mortgage Trust 2018-4 A†	3.39%		2/27/2051	$12,172	$12,401,999
ReadyCap Commercial Mortgage Trust 2019-6 A†	2.833%		10/25/2052	31,528	31,889,841
Residential Mortgage Loan Trust 2020-1 A1†	2.376%	#(k)	1/26/2060	8,840	8,895,838
SFO Commercial Mortgage Trust 2021 555 A†	1.24% (1 Mo. LIBOR + 1.15%	)#	5/15/2038	90,000	90,154,665
Shops at Crystals Trust 2016-CSTL XA IO†	0.73%	#(k)	7/5/2036	112,000	2,817,920
SLIDE 2018-FUN A†	1.24% (1 Mo. LIBOR + 1.15%	)#	6/15/2031	43,607	43,550,475
SLIDE 2018-FUN B†	1.59% (1 Mo. LIBOR + 1.50%	)#	6/15/2031	8,344	8,266,712
SLIDE 2018-FUN C†	1.89% (1 Mo. LIBOR + 1.80%	)#	6/15/2031	6,590	6,497,330
SREIT Trust 2021-MFP A†	0.831% (1 Mo. LIBOR + .73%	)#	11/15/2038	63,000	62,734,953
SREIT Trust 2021-MFP D†	1.678% (1 Mo. LIBOR + 1.58%	)#	11/15/2038	39,500	39,357,117
Starwood Mortgage Residential Trust 2020-1 A1†	2.275%	#(k)	2/25/2050	14,599	14,688,247
Starwood Mortgage Residential Trust 2021-2 A1†	0.943%	#(k)	5/25/2065	14,874	14,806,984
Structured Asset Securities Corp. 2006-3H 1A2	5.75%		12/25/2035	3,712	3,867,411
Structured Asset Securities Corp. 2006-3H 1A3	5.75%		12/25/2035	2,242	2,335,071
UBS Commercial Mortgage Trust 2017-C6 XA IO	1.129%	#(k)	12/15/2050	358,871	17,377,777
UBS-BAMLL Trust 2012-WRM D†	4.379%	#(k)	6/10/2030	6,900	5,281,560
UBS-Barclays Commercial Mortgage Trust 2012-C2 A4	3.525%		5/10/2063	26,327	26,521,462
UBS-Barclays Commercial Mortgage Trust 2012-C2 BEC†	4.971%	#(k)	5/10/2063	8,100	7,704,354
UBS-Barclays Commercial Mortgage Trust 2012-C2 XA IO†	1.427%	#(k)	5/10/2063	77,856	282,430
UBS-Barclays Commercial Mortgage Trust 2012-C4 A4	2.792%		12/10/2045	34,991	35,146,748
UBS-Barclays Commercial Mortgage Trust 2012-C4 A5	2.85%		12/10/2045	15,487	15,697,857
UBS-Barclays Commercial Mortgage Trust 2013-C5 A4 IO	3.185%		3/10/2046	23,329	23,753,198
UBS-Barclays Commercial Mortgage Trust 2013-C5 AS†	3.347%		3/10/2046	23,805	24,323,039
UBS-Barclays Commercial Mortgage Trust 2013-C5 B†	3.649%	#(k)	3/10/2046	12,000	12,055,286
UBS-Barclays Commercial Mortgage Trust 2013-C5 XA†	1.038%	#(k)	3/10/2046	284,778	1,762,494

See Notes to Financial Statements.	373

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
UBS-Barclays Commercial Mortgage Trust 2013-C6 XA IO†	1.232%	#(k)	4/10/2046	$383,806	$3,496,971
VASA Trust 2021-VASA B†	1.34% (1 Mo. LIBOR + 1.25%	)#	7/15/2039	12,542	12,565,817
Verus Securitization Trust 2020-1 A1†	2.417%		1/25/2060	13,922	14,004,340
Verus Securitization Trust 2020-4 A1†	1.502%		5/25/2065	24,633	24,664,000
Verus Securitization Trust 2020-5 A1†	1.218%		5/25/2065	22,357	22,348,432
Verus Securitization Trust 2021-1 A1†	0.815%	#(k)	1/25/2066	39,200	38,872,888
Verus Securitization Trust 2021-3 A1†	1.046%	#(k)	6/25/2066	57,915	57,490,207
Verus Securitization Trust 2021-5 A1†	1.013%	#(k)	9/25/2066	56,949	56,215,243
Verus Securitization Trust 2021-R2 A1†	0.918%	#(k)	2/25/2064	14,087	14,045,972
Verus Securitization Trust 2021-R3 A1†	1.02%	#(k)	4/25/2064	52,153	51,940,086
VMC Finance LLC 2019-FL3 A†	1.189% (1 Mo. LIBOR + 1.10%	)#	9/15/2036	81,349	81,344,647
VNDO Mortgage Trust 2012-6AVE A†	2.996%		11/15/2030	13,900	14,136,725
Waikiki Beach Hotel Trust 2019-WBM A†	1.139% (1 Mo. LIBOR + 1.05%	)#	12/15/2033	49,800	49,819,651
Waikiki Beach Hotel Trust 2019-WBM B†	1.319% (1 Mo. LIBOR + 1.23%	)#	12/15/2033	31,700	31,599,061
Waikiki Beach Hotel Trust 2019-WBM C†	1.569% (1 Mo. LIBOR + 1.48%	)#	12/15/2033	22,200	22,078,522
Waikiki Beach Hotel Trust 2019-WBM D†	2.119% (1 Mo. LIBOR + 2.03%	)#	12/15/2033	14,900	14,806,434
WaMu Mortgage Pass-Through Certificates Trust 2005-AR18 1A1	2.829%	#(k)	1/25/2036	1,733	1,767,593
Wells Fargo Commercial Mortgage Trust 2014-LC16 A5	3.817%		8/15/2050	13,277	13,982,884
Wells Fargo Commercial Mortgage Trust 2015-C29 XA IO	0.745%	#(k)	6/15/2048	131,949	2,457,751
Wells Fargo Commercial Mortgage Trust 2015-SG1 XA IO	0.812%	#(k)	9/15/2048	149,262	3,108,440
Wells Fargo Commercial Mortgage Trust 2016-BNK1 XA IO	1.863%	#(k)	8/15/2049	188,200	12,422,436
Wells Fargo Commercial Mortgage Trust 2016-C32 A4	3.56%		1/15/2059	18,500	19,813,441
Wells Fargo Commercial Mortgage Trust 2016-C34 XA IO	2.263%	#(k)	6/15/2049	135,343	8,733,820
Wells Fargo Commercial Mortgage Trust 2017-SMP B†	1.214% (1 Mo. LIBOR + 1.13%	)#	12/15/2034	16,322	16,281,996

374	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Wells Fargo Commercial Mortgage Trust 2018-C44 A2	4.178%		5/15/2051	$20,000	$20,639,968
Wells Fargo Commercial Mortgage Trust 2018-C47 A2	4.361%		9/15/2061	22,988	23,979,757
Wells Fargo Commercial Mortgage Trust 2018-C48 A2	4.224%		1/15/2052	7,767	8,032,386
West Town Mall Trust 2017-KNOX A†	3.823%		7/5/2030	26,107	26,211,108
West Town Mall Trust 2017-KNOX B†	4.322%		7/5/2030	23,788	23,837,748
West Town Mall Trust 2017-KNOX C†	4.491%	#(k)	7/5/2030	17,640	17,547,215
West Town Mall Trust 2017-KNOX D†	4.491%	#(k)	7/5/2030	21,720	21,515,613
WFLD Mortgage Trust 2014-MONT A†	3.88%	#(k)	8/10/2031	7,750	8,032,402
WF-RBS Commercial Mortgage Trust 2012-C10 XA IO†	1.632%	#(k)	12/15/2045	47,524	497,822
WF-RBS Commercial Mortgage Trust 2012-C2 XA IO†	1.436%	#(k)	6/15/2045	295,681	374,835
WF-RBS Commercial Mortgage Trust 2012-C6 AS	3.835%		4/15/2045	2,244	2,243,863
WF-RBS Commercial Mortgage Trust 2012-C7 A2	3.431%		6/15/2045	5,393	5,424,763
WF-RBS Commercial Mortgage Trust 2012-C7 B	4.881%	#(k)	6/15/2045	17,378	16,719,306
WF-RBS Commercial Mortgage Trust 2012-C8 XA IO†	1.931%	#(k)	8/15/2045	41,831	151,344
WF-RBS Commercial Mortgage Trust 2012-C9 A3	2.87%		11/15/2045	16,685	16,870,122
WF-RBS Commercial Mortgage Trust 2012-C9 C	4.543%	#(k)	11/15/2045	9,180	9,161,450
WF-RBS Commercial Mortgage Trust 2013-C11 AS	3.311%		3/15/2045	5,000	5,102,927
WF-RBS Commercial Mortgage Trust 2013-C12 AS	3.56%		3/15/2048	26,191	26,924,309
WF-RBS Commercial Mortgage Trust 2013-C13 XA IO†	1.314%	#(k)	5/15/2045	221,512	2,683,380
WF-RBS Commercial Mortgage Trust 2013-C15 A3	3.881%		8/15/2046	2,420	2,498,693
WF-RBS Commercial Mortgage Trust 2014-C19 A4	3.829%		3/15/2047	18,050	18,738,795
WF-RBS Commercial Mortgage Trust 2014-C19 A5	4.101%		3/15/2047	25,388	26,849,951
WF-RBS Commercial Mortgage Trust 2014-C20 A5	3.995%		5/15/2047	9,160	9,641,429
WFRBS Commercial Mortgage Trust 2014-C21 A4	3.41%		8/15/2047	15,978	16,562,873
WF-RBS Commercial Mortgage Trust 2014-C21 XB IO	0.791%	#(k)	8/15/2047	77,368	1,261,269
WF-RBS Commercial Mortgage Trust 2014-C22 XA IO	0.94%	#(k)	9/15/2057	79,678	1,413,656
WF-RBS Commercial Mortgage Trust 2014-C22 XB IO	0.494%	#(k)	9/15/2057	37,769	422,863
Total Non-Agency Commercial Mortgage-Backed Securities (cost $11,651,302,242)					11,436,191,346

See Notes to Financial Statements.	375

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2021

Investments	Exercise Price		Expiration Date	Shares (000)		Fair Value
RIGHTS 0.00%

Oil & Gas
Dommo Energia SA*(d)	$0.70		12/23/2021	BRL	712	$5,066
Total Rights (cost $0)						5,066

	Interest Rate		Maturity Date	Principal Amount (000)

U.S. TREASURY OBLIGATIONS 8.47%
U.S. Treasury Bill	Zero Coupon		1/27/2022		$1,023,419	1,023,350,134
U.S. Treasury Bill	Zero Coupon		4/21/2022		181,420	181,372,036
U.S. Treasury Note	0.125%		8/31/2023		1,214,816	1,207,413,215
U.S. Treasury Note	0.375%		10/31/2023		2,023,038	2,017,664,306
U.S. Treasury Note	0.75%		11/15/2024		705,248	703,622,622
U.S. Treasury Note	1.125%		10/31/2026		187,091	186,857,136
Total U.S. Treasury Obligations (cost $5,326,961,786)						5,320,279,449

	Exercise Price		Expiration Date	Shares (000)
WARRANTS 0.00%

Miscellaneous Financials
Sable Permian Resources†*(f)	$ –	(l)	2/1/2024		18	544,492
UTEX Industries, Inc.*	114.76		12/3/2025		10	24,612
Total Warrants (cost $126,938)						569,104
Total Long-Term Investments (cost $61,866,497,433)						61,820,873,692

	Interest Rate		Maturity Date	Principal Amount (000)

SHORT-TERM INVESTMENTS 3.11%

COMMERCIAL PAPER 0.33%

Chemicals 0.21%
FMC Corp.	0.456%		12/30/2021		69,680	69,654,741
FMC Corp.	0.507%		12/30/2021		64,693	64,666,943
Total						134,321,684

Computers 0.04%
Fidelity National Information Services, Inc.	0.233%		12/8/2021		22,000	21,999,016

376	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2021

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Oil & Gas 0.08%
Energy Transfer Partners LP	0.355%	12/1/2021	$50,000	$49,999,514
Total Commercial Paper (cost $206,320,700)				206,320,214

REPURCHASE AGREEMENTS 2.78%
Repurchase Agreement dated 11/30/2021, 0.00% due 12/1/2021 with Fixed Income Clearing Corp. collateralized by $250,000,000 of U.S. Treasury Note at 0.125% due 07/31/2022; $800,000,000 of U.S. Treasury Inflation Indexed Note at 0.125% due 07/15/2022; $407,883,200 of U.S. Treasury Note at 0.125% due 08/31/2022; $90,505,100 of U.S. Treasury Bill at 0.00% due 05/26/2022; $50,000,000 of U.S. Treasury Note at 1.625% due 08/15/2022; value: $1,785,992,487; proceeds: $1,750,973,008 (cost $1,750,973,008)			1,750,973	1,750,973,008
Total Short-Term Investments (cost $1,957,293,708)				1,957,293,222
Total Investments in Securities 101.47% (cost $63,823,791,141)				63,778,166,914
Less Unfunded Loan Commitments (0.15%) (cost $96,043,686)(m)				(96,043,686)
Net Investments in Securities 101.32% (cost $63,727,747,455)				63,682,123,228
Other Assets and Liabilities – Net(n) (1.32)%				(826,978,274)
Net Assets 100.00%				$62,855,144,954

BRL	Brazilian Real.
CAD	Canadian Dollar.
JPY	Japanese Yen.
CMT	Constant Maturity Rate.
IO	Interest Only.
LIBOR	London Interbank Offered Rate.
PIK	Payment-in-kind.
SOFR	Secured Over Night Financing Rate.
#	Variable rate security. The interest rate represents the rate in effect at November 30, 2021.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At November 30, 2021, the total value of Rule 144A securities was $32,141,186,565, which represents 51.14% of net assets.
*	Non-income producing security.
(a)	Level 3 Investment as described in Note 2(t) in the Notes to Financials. Security valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.
(b)	Securities purchased on a when-issued basis (See Note 2(j)).
(c)	Variable Rate is Fixed to Float: Rate remains fixed or at Zero Coupon until designated future date.
(d)	Investment in non-U.S. dollar denominated securities.
(e)	Foreign security traded in U.S. dollars.
(f)	Defaulted (non-income producing security).
(g)	Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the London Interbank Offered Rate (“LIBOR”) or the prime rate offered by major U.S. banks. The rate(s) shown is the rate(s) in effect at November 30, 2021.
(h)	Interest rate to be determined.

See Notes to Financial Statements.	377

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2021

(i)	Level 3 Investment as described in Note 2(t) in the Notes to Financials. Floating Rate Loans categorized as Level 3 are valued based on a single quotation obtained from a dealer. Accounting principles generally accepted in the United States of America do not require the Fund to create quantitative unobservable inputs that were not developed by the Fund. Therefore, the Fund does not have access to unobservable inputs and cannot disclose such inputs in the valuation.
(j)	Security partially/fully unfunded. See Note (2(o)).
(k)	Interest rate is based on the weighted average interest rates of the underlying mortgages within the mortgage pool.
(l)	Cashless strike price.
(m)	See Note (2(o)).
(n)	Other Assets and Liabilities - Net include net unrealized appreciation/depreciation on forward foreign currency exchange contracts, futures contracts and swaps as follows:

Credit Default Swaps on Indexes - Sell Protection at November 30, 2021(1):

Referenced Index*	Swap Counterparty	Fund Receives (Quarterly)	Termination Date	Notional Amount	Payments Upfront(2)	Unrealized Appreciation/ (Depreciation)(3)	Credit Default Swap Agreements Receivable at Fair Value(4)
Markit CMBX. NA.AA.8	Citibank	1.500%	10/17/2057	$35,000,000	$(85,669)	$304,745	$219,076
Markit CMBX. NA.AA.9	Morgan Stanley	1.500%	9/17/2058	49,500,000	239,081	458,320	697,401
Markit CMBX. NA.AA.8	Morgan Stanley	1.500%	10/17/2057	25,000,000	(68,976)	225,458	156,482
					$84,436	$988,523	$1,072,959

Referenced Index*	Swap Counterparty	Fund Receives (Quarterly)	Termination Date	Notional Amount	Payments Upfront(2)	Unrealized Appreciation/ (Depreciation)(3)	Credit Default Swap Agreements Payable at Fair Value(4)
Markit CMBX. NA.AA.7	Citibank	1.500%	1/17/2047	35,000,000	$(551,854)	$(46,082)	$(597,936)
Markit CMBX. NA.AA.7	Citibank	1.500%	1/17/2047	25,000,000	(454,584)	27,487	(427,097)
Markit CMBX. NA.AA.7	Citibank	1.500%	1/17/2047	20,000,000	(321,274)	(20,404)	(341,678)
Markit CMBX. NA.AA.6	Citibank	1.500%	5/11/2063	40,000,000	(394,835)	(582,526)	(977,361)
Markit CMBX. NA.AA.6	Citibank	1.500%	5/11/2063	10,000,000	(161,148)	(83,192)	(244,340)
Markit CMBX. NA.AA.6	Citibank	1.500%	5/11/2063	10,000,000	(189,150)	(55,190)	(244,340)
Markit CMBX. NA.AA.6	Citibank	1.500%	5/11/2063	5,000,000	(58,743)	(63,427)	(122,170)
Markit CMBX. NA.AA.6	Citibank	1.500%	5/11/2063	5,000,000	(77,348)	(44,822)	(122,170)
Markit CMBX. NA.AA.6	Citibank	1.500%	5/11/2063	10,000,000	(114,289)	(130,051)	(244,340)
Markit CMBX. NA.AA.6	Citibank	1.500%	5/11/2063	10,000,000	(117,485)	(126,855)	(244,340)
Markit CMBX. NA.BBB-.12	Goldman Sachs	3.000%	8/17/2061	20,000,000	(770,944)	(545,279)	(1,316,223)

378	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2021

Referenced Index*	Swap Counterparty	Fund Receives (Quarterly)	Termination Date	Notional Amount	Payments Upfront(2)	Unrealized Appreciation/ (Depreciation)(3)	Credit Default Swap Agreements Payable at Fair Value(4)
Markit CMBX. NA.AA.6	Goldman Sachs	1.500%	5/11/2063	$28,000,000	$(870,972)	$186,819	$(684,153)
Markit CMBX. NA.A.6	Morgan Stanley	2.000%	5/11/2063	66,143,000	(863,771)	(5,670,463)	(6,534,234)
Markit CMBX. NA.A10	Morgan Stanley	2.000%	11/17/2059	25,000,000	(124,090)	(81,056)	(205,146)
Markit CMBX. NA.A.10	Morgan Stanley	2.000%	11/17/2059	25,000,000	(71,297)	(133,849)	(205,146)
Markit CMBX. NA.A.10	Morgan Stanley	2.000%	11/17/2059	25,000,000	(120,549)	(84,597)	(205,146)
Markit CMBX. NA.AA.6	Morgan Stanley	1.500%	5/11/2063	30,000,000	(259,127)	(473,894)	(733,021)
Markit CMBX. NA.BBB-.10	Morgan Stanley	3.000%	11/17/2059	16,000,000	(1,388,142)	(219,538)	(1,607,680)
					$(6,909,602)	$(8,146,919)	$(15,056,521)
Total Credit Default Swaps on Indexes - Sell Protection					$(6,825,166)	$(7,158,396)	$(13,983,562)

*	The Referenced Index is for the Credit Default Swaps on Indexes, which is comprised of a basket of commercial mortgage-backed securities.
(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities.
(2)	Upfront payments received/paid are presented net of amortization.
(3)	Total unrealized appreciation on Credit Default Swaps on Indexes amounted to $1,202,829. Total unrealized depreciation on Credit Default Swaps on Indexes amounted to $8,361,225.
(4)	Includes upfront payments received.

Open Forward Foreign Currency Exchange Contracts at November 30, 2021:

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation
Canadian dollar	Sell	Toronto Dominion Bank	1/20/2022	35,600,000	$28,793,667	$27,881,389	$912,278

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Depreciation
Japanese yen	Sell	Bank of America	2/7/2022	22,732,050,000	$197,213,836	$201,317,001	$(4,103,165)

See Notes to Financial Statements.	379

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2021

Open Futures Contracts at November 30, 2021:

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation
U.S. 2-Year Treasury Note	March 2022	61,243	Long	$13,371,340,115	$13,395,949,390	$24,609,275

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Depreciation
U.S. 5-Year Treasury Note	March 2022	10,042	Short	$(1,209,731,713)	$(1,219,083,115)	$(9,351,402)

The following is a summary of the inputs used as of November 30, 2021 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Asset-Backed Securities
Automobiles	$–	$5,322,501,575	$59,095,167	$5,381,596,742
Credit Card	–	597,214,853	77,933,110	675,147,963
Other	–	8,481,625,383	197,228,665	8,678,854,048
Remaining Industries	–	466,870,080	–	466,870,080
Common Stocks
Miscellaneous Financials	–	4,039,536	–	4,039,536
Remaining Industries	35,850,204	–	–	35,850,204
Convertible Bonds	–	64,609,010	–	64,609,010
Corporate Bonds	–	23,815,099,740	–	23,815,099,740
Floating Rate Loans
Gaming	–	54,765,298	11,107,095	65,872,393
Health Care	–	–	122,913,117	122,913,117
Media	–	296,960,696	96,043,686	393,004,382
Real Estate Investment Trusts	–	267,336,761	12,549,929	279,886,690
Telecommunications	–	120,498,274	84,510,189	205,008,463
Remaining Industries	–	4,075,174,191	–	4,075,174,191
Less Unfunded Commitments	–	–	(96,043,686)	(96,043,686)
Foreign Government Obligations	–	567,649,591	–	567,649,591
Government Sponsored Enterprises Collateralized Mortgage Obligations	–	27,021,311	–	27,021,311
Government Sponsored Enterprises Pass-Throughs	–	158,355,649	7,787,714	166,143,363
Municipal Bonds	–	39,087,903	–	39,087,903
Non-Agency Commercial Mortgage-Backed Securities	–	10,165,377,409	1,270,813,937	11,436,191,346
Rights	–	5,066	–	5,066
U.S. Treasury Obligations	–	5,320,279,449	–	5,320,279,449
Warrants	–	569,104	–	569,104
Short-Term Investments
Commercial Paper	–	206,320,214	–	206,320,214
Repurchase Agreements	–	1,750,973,008	–	1,750,973,008
Total	$35,850,204	$61,802,334,101	$1,843,938,923	$63,682,123,228

380	See Notes to Financial Statements.

Schedule of Investments (concluded)

SHORT DURATION INCOME FUND November 30, 2021

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Credit Default Swap Contracts
Assets	$–	$1,072,959	$–	$1,072,959
Liabilities	–	(15,056,521)	–	(15,056,521)
Forward Foreign Currency Exchange Contracts
Assets	–	912,278	–	912,278
Liabilities	–	(4,103,165)	–	(4,103,165)
Futures Contracts
Assets	24,609,275	–	–	24,609,275
Liabilities	(9,351,402)	–	–	(9,351,402)
Total	$15,257,873	$(17,174,449)	$–	$(1,916,576)

(1)	Refer to Note 2(t) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuer and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three- tier fair value hierarchy. When applicable each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

Investment Type	Asset- Backed Securities	Common Stocks	Floating Rate Loans	Government Sponsored Enterprises Pass- Throughs	Non-Agency Commercial Mortgage- Backed Securities	Preferred Stocks
Balance as of December 1, 2020	$146,599,548	$14,212	$718,509,949	$–	$334,585,399	$1
Accrued Discounts (Premiums)	(324,732)	–	331,909	(16,947)	(44,865)	–
Realized Gain (Loss)	1,589,488	(1,776,469)	821,106	(104,314)	115,691	(4,795,109)
Change in Unrealized Appreciation (Depreciation)	(931,397)	1,762,257	(1,468,457)	41,373	6,209,408	4,795,108
Purchases	332,570,985	–	308,844,760	–	1,119,350,000	–
Sales	(25,474,736)	–	(341,560,328)	(2,051,667)	(44,798,866)	–
Transfers into Level 3	–	–	12,549,929	9,919,269	8,116,332	–
Transfers out of Level 3	(119,772,214)	–	(466,948,538)	–	(152,719,162)	–
Balance as of November 30, 2021	$334,256,942	$–	$231,080,330	$7,787,714	$1,270,813,937	$–
Change in unrealized appreciation/ depreciation for the year ended November 30, 2021, related to Level 3 investments held at November 30, 2021	$(44,604)	$–	$(1,567,623)	$41,373	$6,209,557	$–

See Notes to Financial Statements.	381

Schedule of Investments

TOTAL RETURN FUND November 30, 2021

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
LONG-TERM INVESTMENTS 102.03%

ASSET-BACKED SECURITIES 16.27%

Auto Floor Plan 0.23%
Ford Credit Floorplan Master Owner Trust 2018-4 A	4.06%	11/15/2030	$8,490	$9,587,174

Automobiles 5.15%
ACC Trust 2019-1 B†	4.47%	10/20/2022	1,061	1,064,844
Avid Automobile Receivables Trust 2019-1 A†	2.62%	2/15/2024	32	31,816
Avid Automobile Receivables Trust 2019-1 B†	2.82%	7/15/2026	1,747	1,763,194
Avid Automobile Receivables Trust 2019-1 C†	3.14%	7/15/2026	760	774,056
Avis Budget Rental Car Funding AESOP LLC 2021-2A D†	4.08%	2/20/2028	7,500	7,531,117
Carmax Auto Owner Trust 2021-1 A2A	0.22%	2/15/2024	18,250	18,245,631
Carvana Auto Receivables Trust 2019-3A E†	4.60%	7/15/2026	4,236	4,383,822
Carvana Auto Receivables Trust 2020-P1†	2.84%	9/8/2027	81	81,517
Carvana Auto Receivables Trust 2021-P1†	2.16%	12/10/2027	1,622	1,622,220
Carvana Auto Receivables Trust NP1 2020-N1A E†	5.20%	7/15/2027	9,077	9,563,290
CPS Auto Receivables Trust 2018-B D†	4.26%	3/15/2024	1,830	1,855,420
CPS Auto Receivables Trust 2019-B E†	5.00%	3/17/2025	1,585	1,652,816
CPS Auto Receivables Trust 2020-A E†	4.09%	12/15/2025	812	828,073
CPS Auto Receivables Trust 2020-C C†	1.71%	8/17/2026	5,096	5,131,323
Exeter Automobile Receivables Trust 2020-3A E†	3.44%	8/17/2026	10,847	11,196,263
Flagship Credit Auto Trust 2018-4 E†	5.51%	3/16/2026	9,800	10,353,771
Flagship Credit Auto Trust 2020-2 A†	1.49%	7/15/2024	583	584,177
Flagship Credit Auto Trust 2021-1 A†	0.31%	6/16/2025	6,912	6,896,685
Ford Credit Auto Lease Trust 2021-A A2	0.19%	7/15/2023	19,596	19,593,068
Ford Credit Auto Owner Trust 2020-B A2	0.50%	2/15/2023	245	244,997
Foursight Capital Automobile Receivables Trust 2018-1 C†	3.68%	8/15/2023	901	901,853
Hertz Vehicle Financing III LP 2021-2A A†	1.68%	12/27/2027	13,150	13,142,970
Honda Auto Receivables Owner Trust 2020-2 A2	0.74%	11/15/2022	79	78,951
Mercedes-Benz Auto Lease Trust 2021-A A2	0.18%	3/15/2023	16,198	16,195,713
Santander Drive Auto Receivables Trust 2021-1 A2	0.29%	11/15/2023	5,304	5,304,105
Toyota Auto Receivables Owner Trust 2021-A A2	0.16%	7/17/2023	25,138	25,130,219
Tricolor Auto Securitization Trust 2021-1A E†	3.23%	9/15/2026	4,270	4,236,325
Westlake Automobile Receivables Trust 2020-2A A2A†	0.93%	2/15/2024	6,514	6,522,255
Westlake Automobile Receivables Trust 2020-3A E†	3.34%	6/15/2026	8,700	8,896,405
Westlake Automobile Receivables Trust 2021-1A E†	2.33%	8/17/2026	11,045	11,015,669
World Omni Auto Receivables Trust 2021-A A2	0.17%	2/15/2024	19,178	19,169,186
Total				213,991,751

382	See Notes to Financial Statements.

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Credit Card 1.23%
Genesis Sales Finance Master Trust 2020-AA A†	1.65%		9/22/2025	$15,000	$15,074,235
Genesis Sales Finance Master Trust 2020-AA D†	4.71%		9/22/2025	2,300	2,314,920
Genesis Sales Finance Master Trust 2021-AA B†	1.45%		12/21/2026	8,410	8,322,461
Genesis Sales Finance Master Trust 2021-AA D†	2.09%		12/21/2026	4,000	3,958,323
Perimeter Master Note Business Trust 2019-2A A†	4.23%		5/15/2024	15,000	15,439,695	(a)
Perimeter Master Note Business Trust 2021-1A B†	4.17%		5/15/2024	5,875	5,853,090	(a)
Total					50,962,724

Home Equity 0.00%
New Century Home Equity Loan Trust 2005-A A6	4.713%		8/25/2035	85	84,316

Other 9.22%
AMMC CLO Ltd. 2020-23A CR†	2.123% (3 Mo. LIBOR + 2.00%	)#	10/17/2031	6,470	6,471,399
AMMC CLO Ltd. 2021-24A B†(b)	Zero Coupon	#(c)	1/20/2035	8,000	8,000,000
AMMC CLO XIII Ltd. 2013-13A A2LR†	1.824% (3 Mo. LIBOR + 1.70%	)#	7/24/2029	810	810,639
Apidos CLO XXXV 2021-35A A†	1.182% (3 Mo. LIBOR + 1.05%	)#	4/20/2034	4,660	4,660,574
Arbor Realty Collateralized Loan Obligation Ltd. 2021-FL2 D†	2.59% (1 Mo. LIBOR + 2.50%	)#	5/15/2036	7,800	7,762,365
Arbor Realty Collateralized Loan Obligation Ltd. 2021-FL2 E†	3.04% (1 Mo. LIBOR + 2.95%	)#	5/15/2036	1,930	1,919,568
Barings CLO Ltd. 2018-3A D†	3.032% (3 Mo. LIBOR + 2.90%	)#	7/20/2029	4,518	4,459,003
Barings CLO Ltd. 2019-3A BR†	1.732% (3 Mo. LIBOR + 1.60%	)#	4/20/2031	6,590	6,595,366
Carlyle Global Market Strategies CLO Ltd. 2015-5A BRR†	2.432% (3 Mo. LIBOR + 2.30%	)#	1/20/2032	4,830	4,837,275
CARLYLE US CLO Ltd. 2019-1A BR†	2.332% (3 Mo. LIBOR + 2.20%	)#	4/20/2031	4,590	4,596,939
CBAM Ltd. 2017-1A D†	3.882% (3 Mo. LIBOR + 3.75%	)#	7/20/2030	5,910	5,920,058
CIFC Funding I Ltd. 2021-1A A1†	1.234% (3 Mo. LIBOR + 1.11%	)#	4/25/2033	16,720	16,728,346
Consumer Loan Underlying Bond CLUB Credit Trust 2019-P2 C†	4.41%		10/15/2026	7,928	8,054,940
Diamond Resorts Owner Trust 2017-1A B†	4.11%		10/22/2029	950	955,523

See Notes to Financial Statements.	383

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)		Fair Value
Other (continued)
Dryden 61 CLO Ltd. 2018-61A A1R†	1.112% (3 Mo. LIBOR + .99%	)#	1/17/2032		$10,720	$10,717,682
Dryden Senior Loan Fund 2017-47A BR†	1.594% (3 Mo. LIBOR + 1.47%	)#	4/15/2028		12,670	12,692,447
Elmwood CLO VIII Ltd. 2021 1A B1†	1.682% (3 Mo. LIBOR + 1.55%	)#	1/20/2034		10,000	10,001,896
Fairstone Financial Issuance Trust I 2020-1A C†(d)	5.162%		10/20/2039	CAD	20,760	16,641,620	(a)
Fairstone Financial Issuance Trust I 2020-1A D†(d)	6.873%		10/20/2039	CAD	2,649	2,191,920	(a)
Galaxy XXI CLO Ltd. 2015-21A AR†	1.152% (3 Mo. LIBOR + 1.02%	)#	4/20/2031		$1,970	1,971,142
Gracie Point International Funding 2020 B†	2.486% (1 Mo. LIBOR + 2.40%	)#	5/2/2023		7,161	7,204,822
Greywolf CLO VII Ltd. 2018-2A A1†	1.312% (3 Mo. LIBOR + 1.18%	)#	10/20/2031		3,800	3,798,116
Hardee’s Funding LLC 2018-1A A2II†	4.959%		6/20/2048		3,958	4,186,291
HGI CRE CLO Ltd. 2021-FL1 C†	1.789% (1 Mo. LIBOR + 1.70%	)#	6/16/2036		2,350	2,348,402
HGI CRE CLO Ltd. 2021-FL1 D†	2.439% (1 Mo. LIBOR + 2.35%	)#	6/16/2036		3,590	3,615,926
Invesco CLO Ltd. 2021-3A B†	Zero Coupon	#(c)	10/22/2034		3,810	3,810,000	(a)
Kayne CLO 5 Ltd. 2019-5A A†	1.474% (3 Mo. LIBOR + 1.35%	)#	7/24/2032		8,700	8,710,859
Kayne CLO Ltd. 2020-7A A1†	1.322% (3 Mo. LIBOR + 1.20%	)#	4/17/2033		11,511	11,528,472
Kayne CLO Ltd. 2021-10A A†	Zero Coupon	#(c)	4/23/2034		13,740	13,790,580
KKR CLO Ltd. 30A CR†	3.246% (3 Mo. LIBOR + 2.00%	)#	10/17/2031		3,680	3,678,685
KKR CLO Ltd.18 D†	3.722% (3 Mo. LIBOR + 3.60%	)#	7/18/2030		918	919,782
KKR CLO Ltd-29A D†	3.524% (3 Mo. LIBOR + 3.40%	)#	1/15/2032		7,000	6,899,778
Lending Funding Trust 2020-2A A†	2.32%		4/21/2031		11,751	11,828,119
Lendmark Funding Trust 2021-1A A†	1.90%		11/20/2031		8,300	8,278,152
Lendmark Funding Trust 2021-2A C†	3.09%		4/20/2032		5,380	5,415,280
Lendmark Funding Trust 2021-2A D†	4.46%		4/20/2032		4,025	4,069,449
Marble Point CLO XVII Ltd. 2020-1A A†	1.432% (3 Mo. LIBOR + 1.30%	)#	4/20/2033		7,154	7,154,498
Mariner Finance Issuance Trust D†	3.42%		11/20/2036		6,655	6,675,694
Mariner Finance Issuance Trust 2021-BA E†	4.68%		11/20/2036		4,100	4,118,070
ME Funding LLC 2019-1 A2†	6.448%		7/30/2049		13,293	14,036,227

384	See Notes to Financial Statements.

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Other (continued)
Mountain View CLO LLC 2017-1A AR†	1.212% (3 Mo. LIBOR + 1.09%	)#	10/16/2029	$6,610	$6,612,126
Newark BSL CLO 1 Ltd. 2016-1A CR†	3.135% (3 Mo. LIBOR + 3.00%	)#	12/21/2029	4,440	4,445,062
Oaktree CLO Ltd. 2019-4A CR†	4.169% (3 Mo. LIBOR + 2.25%	)#	10/20/2032	6,770	6,707,378
OCP CLO Ltd. 2019-17A A1R†	1.172% (3 Mo. LIBOR + 1.04%	)#	7/20/2032	9,970	9,982,459
Palmer Square CLO Ltd. 2021-2A A†	1.274% (3 Mo. LIBOR + 1.15%	)#	7/15/2034	11,020	11,028,074
Parallel Ltd. 2017-1A A1R†	1.162% (3 Mo. LIBOR + 1.03%	)#	7/20/2029	2,515	2,513,614
Planet Fitness Master Issuer LLC 2019-1A A2†	3.858%		12/5/2049	3,261	3,389,240
Race Point IX CLO Ltd. 2015-9A CR†	3.324% (3 Mo. LIBOR + 3.20%	)#	10/15/2030	6,090	5,890,975
SCF Equipment Leasing LLC 2019-2A B†	2.76%		8/20/2026	9,263	9,471,843
SCF Equipment Leasing LLC 2021-1A D†	1.93%		9/20/2030	8,430	8,171,071
SEB Funding LLC 2021-1A A2†	4.969%		1/30/2052	8,715	8,746,226
Signal Peak CLO 2 LLC 2015-1A DR2†	2.982% (3 Mo. LIBOR + 2.85%	)#	4/20/2029	6,000	5,988,947
Sunrun Demeter Issuer 2021-2A A†	2.27%		1/30/2057	4,646	4,652,844	(a)
VERDE CLO Ltd. 2019-1A AR†	1.224% (3 Mo. LIBOR + 1.10%	)#	4/15/2032	10,770	10,771,346
Voya CLO Ltd. 2019-3A CR†	2.263% (3 Mo. LIBOR + 2.15%	)#	10/17/2032	9,120	9,120,000
Westgate Resorts LLC 2018-1A A†	3.38%		12/20/2031	774	778,687
Wind River CLO Ltd. 2021-4A B†(b)	Zero Coupon	#(c)	1/20/2035	6,250	6,250,310
Total					382,576,106

Student Loan 0.44%
Massachusetts Educational Financing Authority 2008-1 A1	1.074% (3 Mo. LIBOR + .95%	)#	4/25/2038	1,912	1,917,279
Nelnet Student Loan Trust 2021-DA B†	2.90%		4/20/2062	6,900	7,008,632
Pennsylvania Higher Education Assistance Agency 2006-1 B	0.394% (3 Mo. LIBOR + .27%	)#	4/25/2038	1,057	1,008,939
SLC Student Loan Trust 2008-1 A4A	1.716% (3 Mo. LIBOR + 1.60%	)#	12/15/2032	5,859	5,968,544
Towd Point Asset Trust 2018-SL1 A†	0.689% (1 Mo. LIBOR + .60%	)#	1/25/2046	2,418	2,407,364
Total					18,310,758
Total Asset-Backed Securities (cost $674,299,626)					675,512,829

See Notes to Financial Statements.	385

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2021

Investments			Shares (000)		Fair Value
COMMON STOCKS 0.00%

Oil, Gas & Consumable Fuels
Dommo Energia SA*(d) (cost $10,494)			BRL	61	$6,657

	Interest Rate	Maturity Date	Principal Amount (000)

CORPORATE BONDS 32.52%

Advertising 0.10%
Clear Channel Outdoor Holdings, Inc.†	7.75%	4/15/2028		$4,129	4,313,515

Aerospace/Defense 0.20%
Bombardier, Inc. (Canada)†(e)	6.00%	2/15/2028		4,152	4,128,167
TransDigm, Inc.	6.375%	6/15/2026		3,913	4,030,038
Total					8,158,205

Agriculture 0.18%
MHP Lux SA (Luxembourg)†(e)	6.25%	9/19/2029		7,870	7,417,475

Airlines 0.90%
Air Canada (Canada)†(e)	3.875%	8/15/2026		4,177	4,149,369
American Airlines Group, Inc.†	3.75%	3/1/2025		4,678	4,174,133
American Airlines, Inc.†	11.75%	7/15/2025		3,839	4,661,986
British Airways 2020-1 Class A Pass Through Trust (United Kingdom)†(e)	4.25%	11/15/2032		6,284	6,799,081
Delta Air Lines, Inc.†	7.00%	5/1/2025		8,298	9,539,630
Delta Air Lines, Inc./SkyMiles IP Ltd.†	4.50%	10/20/2025		3,691	3,871,228
Delta Air Lines, Inc./SkyMiles IP Ltd.†	4.75%	10/20/2028		3,739	4,100,987
Total					37,296,414

Apparel 0.21%
Levi Strauss & Co.†	3.50%	3/1/2031		6,207	6,319,657
PVH Corp.	7.75%	11/15/2023		2,290	2,582,365
Total					8,902,022

Auto Manufacturers 0.94%
Ford Motor Co.	3.25%	2/12/2032		12,396	12,416,330
General Motors Financial Co., Inc.	3.60%	6/21/2030		25,126	26,667,394
Total					39,083,724

386	See Notes to Financial Statements.

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Banks 7.17%
Bank of America Corp.	2.087% (SOFR + 1.06%	)#	6/14/2029	$9,122	$9,004,716
Bank of America Corp.	2.687% (SOFR + 1.32%	)#	4/22/2032	13,448	13,625,760
Bank of America Corp.	3.593% (3 Mo. LIBOR + 1.37%	)#	7/21/2028	10,476	11,272,529
Bank of America Corp.	3.97% (3 Mo. LIBOR + 1.07%	)#	3/5/2029	5,597	6,158,037
Bank of America Corp.	4.00%		1/22/2025	4,554	4,873,979
Bank of America Corp.	4.45%		3/3/2026	4,792	5,276,598
BankUnited, Inc.	5.125%		6/11/2030	6,768	7,785,668
BNP Paribas SA (France)†(e)	4.375% (5 Yr. Swap rate + 1.48%	)#	3/1/2033	9,625	10,493,070
Citigroup, Inc.	2.666% (SOFR + 1.15%	)#	1/29/2031	4,013	4,077,597
Citigroup, Inc.	3.887% (3 Mo. LIBOR + 1.56%	)#	1/10/2028	13,692	14,854,565
Citigroup, Inc.	3.98% (3 Mo. LIBOR + 1.34%	)#	3/20/2030	26,656	29,549,802
Danske Bank A/S (Denmark)†(e)	4.375%		6/12/2028	200	223,952
Goldman Sachs Group, Inc. (The)	2.383% (SOFR + 1.25%	)#	7/21/2032	15,695	15,411,118
JPMorgan Chase & Co.	3.54% (3 Mo. LIBOR + 1.38%	)#	5/1/2028	14,941	16,054,091
JPMorgan Chase & Co.	3.782% (3 Mo. LIBOR + 1.34%	)#	2/1/2028	5,679	6,158,715
Macquarie Bank Ltd. (Australia)†(e)	3.624%		6/3/2030	2,821	2,926,742
Macquarie Group Ltd. (Australia)†(e)	2.691% (SOFR + 1.44%	)#	6/23/2032	11,002	10,959,934
Macquarie Group Ltd. (Australia)†(e)	4.654% (3 Mo. LIBOR + 1.73%	)#	3/27/2029	9,640	10,927,777
Morgan Stanley	2.239% (SOFR + 1.18%	)#	7/21/2032	8,325	8,164,537
Morgan Stanley	2.484% (SOFR + 1.36%	)#	9/16/2036	6,328	6,128,143
Morgan Stanley	3.625%		1/20/2027	7,496	8,119,251
Morgan Stanley	4.431% (3 Mo. LIBOR + 1.63%	)#	1/23/2030	17,350	19,805,895
National Australia Bank Ltd. (Australia)†(e)	2.99%		5/21/2031	3,132	3,153,268
Santander Holdings USA, Inc.	4.40%		7/13/2027	3,856	4,255,893
UBS AG (Switzerland)(e)	5.125%		5/15/2024	9,363	10,076,929
Wells Fargo & Co.	2.393% (SOFR + 2.10%	)#	6/2/2028	20,155	20,429,966
Wells Fargo & Co.	3.584% (3 Mo. LIBOR + 1.31%	)#	5/22/2028	10,914	11,758,514

See Notes to Financial Statements.	387

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Banks (continued)
Westpac Banking Corp. (Australia)(e)	2.894% (5 Yr. Treasury CMT + 1.35%	)#	2/4/2030	$6,432	$6,586,624
Westpac Banking Corp. (Australia)(e)	4.322% (USISDA05 + 2.24%	)#	11/23/2031	17,998	19,537,708
Total					297,651,378

Building Materials 0.21%
Cemex SAB de CV (Mexico)†(e)	5.45%		11/19/2029	5,645	5,921,831
Griffon Corp.	5.75%		3/1/2028	2,703	2,791,509
Total					8,713,340

Chemicals 0.45%
Braskem Netherlands Finance BV (Netherlands)†(e)	4.50%		1/31/2030	7,064	7,076,044
CVR Partners LP/CVR Nitrogen Finance Corp.†	6.125%		6/15/2028	3,972	4,126,749
Phosagro OAO Via Phosagro Bond Funding DAC (Ireland)†(e)	2.60%		9/16/2028	7,540	7,400,390
Total					18,603,183

Coal 0.19%
SunCoke Energy, Inc.†	4.875%		6/30/2029	4,099	3,989,434
Warrior Met Coal, Inc.†	8.00%		11/1/2024	3,800	3,889,395
Total					7,878,829

Commercial Services 0.20%
Rent-A-Center, Inc.†	6.375%		2/15/2029	4,068	4,178,975
United Rentals North America, Inc.	4.00%		7/15/2030	4,045	4,126,547
Total					8,305,522

Computers 0.40%
CA Magnum Holdings (Mauritius)†(e)	5.375%		10/31/2026	3,765	3,854,419
Dell International LLC/EMC Corp.	8.35%		7/15/2046	7,530	12,586,309
Total					16,440,728

Cosmetics/Personal Care 0.10%
Coty, Inc.†	5.00%		4/15/2026	4,045	4,128,671

Diversified Financial Services 3.02%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)(e)	3.30%		1/30/2032	3,220	3,247,037
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)(e)	3.50%		1/15/2025	10,075	10,533,580

388	See Notes to Financial Statements.

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2021

Investments	Interest Rate		Maturity Date		Principal Amount (000)	Fair Value
Diversified Financial Services (continued)
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)(e)	3.875%		1/23/2028		$6,006	$6,394,838
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)(e)	4.875%		1/16/2024		2,348	2,510,049
Aircastle Ltd.†	2.85%		1/26/2028		12,605	12,680,139
Ally Financial, Inc.	4.70% (5 Yr. Treasury CMT + 3.87%	)#	–	(f)	4,022	4,160,256
Ally Financial, Inc.	8.00%		11/1/2031		7,429	10,516,207
Aviation Capital Group LLC†	1.95%		1/30/2026		4,918	4,829,513
Aviation Capital Group LLC†	5.50%		12/15/2024		11,453	12,616,121
Avolon Holdings Funding Ltd. (Ireland)†(e)	2.125%		2/21/2026		11,378	11,146,380
Avolon Holdings Funding Ltd. (Ireland)†(e)	4.25%		4/15/2026		8,427	9,003,753
Brightsphere Investment Group, Inc.	4.80%		7/27/2026		1,727	1,790,927
Coinbase Global, Inc.†	3.375%		10/1/2028		4,300	4,048,945
Global Aircraft Leasing Co. Ltd. PIK 7.25%†	6.50%		9/15/2024		6,139	5,879,410
Nationstar Mortgage Holdings, Inc.†	5.50%		8/15/2028		4,065	4,056,179
Navient Corp.	5.00%		3/15/2027		4,040	4,063,089
Neuberger Berman Group LLC/Neuberger Berman Finance Corp.†	4.50%		3/15/2027		3,612	4,026,673
Neuberger Berman Group LLC/Neuberger Berman Finance Corp.†	4.875%		4/15/2045		4,780	5,761,294
OneMain Finance Corp.	5.375%		11/15/2029		3,612	3,808,403
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc.†	3.625%		3/1/2029		4,198	4,111,836
Total						125,184,629

Electric 2.29%
AES Corp. (The)†	3.95%		7/15/2030		6,812	7,361,285
Alfa Desarrollo S.p.A. (Chile)†(e)	4.55%		9/27/2051		5,778	5,513,223
Ausgrid Finance Pty Ltd. (Australia)†(e)	4.35%		8/1/2028		7,038	7,951,910
Calpine Corp.†	5.00%		2/1/2031		4,293	4,138,151
Cikarang Listrindo Tbk PT (Indonesia)†(e)	4.95%		9/14/2026		6,150	6,270,724
Emera US Finance LP	3.55%		6/15/2026		26,765	28,665,881
FirstEnergy Corp.	4.40%		7/15/2027		8,370	8,956,408
Minejesa Capital BV (Netherlands)†(e)	4.625%		8/10/2030		7,792	8,084,200
NRG Energy, Inc.†	4.45%		6/15/2029		3,410	3,723,235
Pennsylvania Electric Co.†	3.60%		6/1/2029		3,906	4,134,780
Vistra Operations Co. LLC†	3.55%		7/15/2024		9,911	10,279,568
Total						95,079,365

See Notes to Financial Statements.	389

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2021

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Entertainment 0.39%
Caesars Entertainment, Inc.†	4.625%	10/15/2029	$3,298	$3,220,200
Caesars Entertainment, Inc.†	8.125%	7/1/2027	4,009	4,404,187
Live Nation Entertainment, Inc.†	4.75%	10/15/2027	4,211	4,215,759
Scientific Games International, Inc.†	7.25%	11/15/2029	3,853	4,255,369
Total				16,095,515

Environmental Control 0.09%
Madison IAQ LLC†	5.875%	6/30/2029	4,018	3,871,986

Food 0.19%
Albertsons Cos, Inc./Safeway, Inc./ New Albertsons LP/Albertsons LLC†	4.875%	2/15/2030	3,763	4,006,429
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.†	6.50%	4/15/2029	3,667	4,023,414
Total				8,029,843

Forest Products & Paper 0.10%
Mercer International, Inc. (Canada)(e)	5.125%	2/1/2029	4,098	4,055,135

Gas 0.20%
National Fuel Gas Co.	5.50%	1/15/2026	7,186	8,147,779

Health Care-Services 1.46%
Centene Corp.	2.45%	7/15/2028	3,197	3,142,203
Centene Corp.	2.625%	8/1/2031	2,590	2,501,642
Centene Corp.	3.375%	2/15/2030	3,950	3,983,328
Centene Corp.	4.25%	12/15/2027	2,984	3,099,496
CHS/Community Health Systems, Inc.†	4.75%	2/15/2031	4,089	4,034,054
CHS/Community Health Systems, Inc.†	6.125%	4/1/2030	4,000	3,840,060
DaVita, Inc.†	3.75%	2/15/2031	4,196	3,898,084
HCA, Inc.	4.125%	6/15/2029	12,892	14,184,723
HCA, Inc.	4.50%	2/15/2027	5,323	5,860,567
HCA, Inc.	5.25%	6/15/2026	1,729	1,946,642
Radiology Partners, Inc.†	9.25%	2/1/2028	4,152	4,239,441
Surgery Center Holdings, Inc.†	10.00%	4/15/2027	3,684	3,930,939
Tenet Healthcare Corp.†	4.875%	1/1/2026	4,000	4,094,620
Tenet Healthcare Corp.†	6.25%	2/1/2027	1,883	1,953,424
Total				60,709,223

Home Builders 0.43%
Century Communities, Inc.	6.75%	6/1/2027	3,686	3,873,756
NVR, Inc.	3.00%	5/15/2030	5,628	5,869,848

390	See Notes to Financial Statements.

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2021

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Home Builders (continued)
Toll Brothers Finance Corp.	3.80%	11/1/2029	$3,800	$4,022,661
Toll Brothers Finance Corp.	4.35%	2/15/2028	3,884	4,204,857
Total				17,971,122

Housewares 0.06%
Newell Brands, Inc.	5.875%	4/1/2036	1,886	2,306,154

Insurance 0.21%
Assurant, Inc.	2.65%	1/15/2032	3,488	3,444,954
First American Financial Corp.	2.40%	8/15/2031	5,418	5,279,481
Total				8,724,435

Internet 0.64%
GrubHub Holdings, Inc.†	5.50%	7/1/2027	3,740	3,757,728
Match Group Holdings II LLC†	5.00%	12/15/2027	1,980	2,068,199
Match Group Holdings II LLC†	5.625%	2/15/2029	1,858	1,991,813
Netflix, Inc.†	4.875%	6/15/2030	3,591	4,164,213
Netflix, Inc.	6.375%	5/15/2029	5,169	6,420,932
Uber Technologies, Inc.†	4.50%	8/15/2029	4,208	4,173,810
Uber Technologies, Inc.†	8.00%	11/1/2026	3,839	4,092,451
Total				26,669,146

Investment Companies 0.11%
Owl Rock Capital Corp.	2.875%	6/11/2028	4,791	4,684,391

Leisure Time 0.22%
Carnival Corp.†	7.625%	3/1/2026	2,521	2,590,327
Life Time, Inc.†	5.75%	1/15/2026	4,059	4,119,581
Royal Caribbean Cruises Ltd.†	11.50%	6/1/2025	2,127	2,377,624
Total				9,087,532

Lodging 0.13%
Boyd Gaming Corp.	4.75%	12/1/2027	2,038	2,071,250
Boyd Gaming Corp.†	4.75%	6/15/2031	3,292	3,279,655
Total				5,350,905

Machinery-Diversified 0.49%
nVent Finance Sarl (Luxembourg)(e)	4.55%	4/15/2028	13,974	15,625,698
TK Elevator US Newco, Inc.†	5.25%	7/15/2027	4,654	4,739,936
Total				20,365,634

Media 0.70%
CCO Holdings LLC / CCO Holdings Capital Corp.†	4.75%	3/1/2030	1,900	1,949,523

See Notes to Financial Statements.	391

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2021

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Media (continued)
CCO Holdings LLC / CCO Holdings Capital Corp.†	5.00%	2/1/2028	$1,951	$2,012,886
Charter Communications Operating LLC/Charter Communications Operating Capital	2.25%	1/15/2029	13,371	12,969,178
Diamond Sports Group LLC/Diamond Sports Finance Co.†	5.375%	8/15/2026	5,154	2,293,195
Time Warner Cable LLC	7.30%	7/1/2038	2,682	3,853,292
Time Warner Entertainment Co. LP	8.375%	7/15/2033	4,078	6,018,617
Total				29,096,691

Mining 1.51%
Alcoa Nederland Holding BV (Netherland)†(e)	4.125%	3/31/2029	4,011	4,096,956
Anglo American Capital plc (United Kingdom)†(e)	4.00%	9/11/2027	10,010	10,802,529
FMG Resources August 2006 Pty Ltd. (Australia)†(e)	4.375%	4/1/2031	3,984	4,044,477
FMG Resources August 2006 Pty Ltd. (Australia)†(e)	4.50%	9/15/2027	2,435	2,527,847
Freeport-McMoRan, Inc.	4.125%	3/1/2028	4,026	4,140,962
Freeport-McMoRan, Inc.	4.625%	8/1/2030	5,691	6,019,257
Freeport-McMoRan, Inc.	5.45%	3/15/2043	3,196	3,945,094
Glencore Funding LLC†	2.85%	4/27/2031	6,534	6,506,560
Glencore Funding LLC†	4.875%	3/12/2029	18,042	20,545,858
Total				62,629,540

Oil & Gas 3.33%
Apache Corp.	4.375%	10/15/2028	2,230	2,354,211
Apache Corp.	4.625%	11/15/2025	2,966	3,139,822
California Resources Corp.†	7.125%	2/1/2026	2,119	2,187,126
Callon Petroleum Co.†	8.00%	8/1/2028	3,955	3,878,926
Comstock Resources, Inc.†	6.75%	3/1/2029	3,889	4,052,591
Continental Resources, Inc.†	5.75%	1/15/2031	5,617	6,553,719
Diamondback Energy, Inc.	3.50%	12/1/2029	14,958	15,710,284
Diamondback Energy, Inc.	4.75%	5/31/2025	1,559	1,709,326
Helmerich & Payne, Inc.†	2.90%	9/29/2031	7,656	7,491,248
Hilcorp Energy I LP/Hilcorp Finance Co.†	5.75%	2/1/2029	3,576	3,525,721
Hilcorp Energy I LP/Hilcorp Finance Co.†	6.25%	11/1/2028	4,412	4,488,107
Laredo Petroleum, Inc.	9.50%	1/15/2025	5,672	5,655,296
MEG Energy Corp. (Canada)†(e)	5.875%	2/1/2029	2,270	2,255,983
MEG Energy Corp. (Canada)†(e)	7.125%	2/1/2027	7,431	7,610,087
Murphy Oil Corp.	5.875%	12/1/2027	4,044	4,124,900
Occidental Petroleum Corp.	6.125%	1/1/2031	6,743	7,868,070
OGX Austria GmbH (Brazil)†(e)(g)	8.50%	6/1/2018	1,730	35
Ovintiv, Inc.	6.50%	2/1/2038	3,359	4,286,000

392	See Notes to Financial Statements.

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Oil & Gas (continued)
Petroleos Mexicanos (Mexico)(e)	4.50%		1/23/2026	$6,372	$6,251,537
Petroleos Mexicanos (Mexico)(e)	5.35%		2/12/2028	8,508	8,198,054
Qatar Petroleum (Saudi Arabia)†(e)	3.125%		7/12/2041	6,000	6,030,330
Range Resources Corp.†	8.25%		1/15/2029	3,803	4,196,725
SA Global Sukuk Ltd.†	2.694%		6/17/2031	8,200	8,202,509
SM Energy Co.	5.625%		6/1/2025	1,886	1,871,600
SM Energy Co.	6.75%		9/15/2026	3,462	3,478,444
Southwestern Energy Co.	7.75%		10/1/2027	3,797	4,077,029
Tengizchevroil Finance Co. International Ltd. (Kazakhstan)†(e)	3.25%		8/15/2030	2,900	2,866,882
Transocean Guardian Ltd.†	5.875%		1/15/2024	4,392	4,138,001
Viper Energy Partners LP†	5.375%		11/1/2027	2,028	2,093,231
Total					138,295,794

Oil & Gas Services 0.10%
Weatherford International Ltd.†	8.625%		4/30/2030	4,017	3,944,091

Pharmaceuticals 0.11%
Bayer Corp.†	6.65%		2/15/2028	3,872	4,726,218

Pipelines 1.40%
Buckeye Partners LP	6.375% (3 Mo. LIBOR + 4.02%	)#	1/22/2078	5,092	4,509,653
Cheniere Corpus Christi Holdings LLC	3.70%		11/15/2029	5,602	5,989,238
Eastern Gas Transmission & Storage, Inc.†	3.00%		11/15/2029	4,956	5,166,105
Galaxy Pipeline Assets Bidco Ltd. (United Arab Emirates)†(e)	3.25%		9/30/2040	9,000	9,024,381
NGPL PipeCo LLC†	3.25%		7/15/2031	8,174	8,290,522
Sabine Pass Liquefaction LLC	5.875%		6/30/2026	13,221	15,212,975
Western Midstream Operating LP	5.30%		2/1/2030	9,358	10,086,052
Total					58,278,926

REITS 1.26%
American Campus Communities
Operating Partnership LP	2.25%		1/15/2029	3,469	3,441,099
American Homes 4 Rent LP	2.375%		7/15/2031	5,072	5,024,420
Blackstone Mortgage Trust, Inc.†	3.75%		1/15/2027	5,857	5,777,520
EPR Properties	3.75%		8/15/2029	8,520	8,735,128
EPR Properties	4.95%		4/15/2028	6,790	7,439,439
Invitation Homes Operating Partnership LP	2.00%		8/15/2031	10,401	9,876,464

See Notes to Financial Statements.	393

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2021

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
REITS (continued)
Invitation Homes Operating Partnership LP	2.30%	11/15/2028	$4,124	$4,094,773
Physicians Realty LP	2.625%	11/1/2031	7,926	7,928,028
Total				52,316,871

Retail 1.03%
Bath & Body Works, Inc.	6.875%	11/1/2035	3,290	3,957,097
Carvana Co.†	5.875%	10/1/2028	3,892	3,912,803
CEC Entertainment LLC†	6.75%	5/1/2026	4,131	4,032,537
Gap, Inc. (The)†	3.875%	10/1/2031	4,176	4,002,988
Kohl’s Corp.	5.55%	7/17/2045	6,406	7,740,897
Party City Holdings, Inc.†	8.75%	2/15/2026	6,053	6,114,680
Penske Automotive Group, Inc.	3.50%	9/1/2025	4,227	4,282,902
PetSmart, Inc./PetSmart Finance Corp.†	4.75%	2/15/2028	4,581	4,643,760
Staples, Inc.†	7.50%	4/15/2026	4,129	4,105,795
Total				42,793,459

Semiconductors 0.32%
Skyworks Solutions, Inc.	3.00%	6/1/2031	8,516	8,645,915
TSMC Arizona Corp.	3.25%	10/25/2051	4,300	4,633,211
Total				13,279,126

Software 0.88%
Oracle Corp.	2.875%	3/25/2031	22,604	23,150,108
VMware, Inc.	4.70%	5/15/2030	11,456	13,312,249
Total				36,462,357

Telecommunications 0.40%
Connect Finco SARL/Connect US Finco LLC (Luxembourg)†(e)	6.75%	10/1/2026	3,783	3,949,187
Frontier Communications Holdings LLC†	5.00%	5/1/2028	4,819	4,841,408
LogMeIn, Inc.†	5.50%	9/1/2027	4,083	4,068,587
Sprint Capital Corp.	6.875%	11/15/2028	3,140	3,881,543
Total				16,740,725

Transportation 0.10%
Watco Cos LLC/Watco Finance Corp.†	6.50%	6/15/2027	3,844	4,035,739

Water 0.10%
Aegea Finance Sarl (Luxembourg)†(e)	5.75%	10/10/2024	3,936	4,013,519
Total Corporate Bonds (cost $1,332,426,897)				1,349,838,856

394	See Notes to Financial Statements.

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
FLOATING RATE LOANS(h) 2.48%

Advertising 0.35%
Lamar Media Corporation 2020 Term Loan B	1.589% (1 Mo. LIBOR + 1.50%	)	2/5/2027	$14,572	$14,513,328

Aerospace/Defense 0.10%
WP CPP Holdings, LLC 2018 Term Loan	4.75% (1 Mo. LIBOR + 3.75% (3 Mo. LIBOR + 3.75%	) ) )	4/30/2025	4,169	4,021,964

Air Transportation 0.34%
AAdvantage Loyalty IP Ltd. 2021 Term Loan	5.50% (3 Mo. LIBOR + 4.75%	)	4/20/2028	7,814	8,043,731
United Airlines, Inc. 2021 Term Loan B	4.50% (3 Mo. LIBOR + 3.75%	)	4/21/2028	6,170	6,171,697
Total					14,215,428

Automotive 0.10%
American Trailer World Corp. Term Loan B	4.50% (1 Mo. LIBOR + 3.75%	)	3/3/2028	4,090	4,055,682

Business Services 0.11%
Trans Union, LLC 2021 2nd Lien Term Loan	-	(i)	11/16/2029	1,003	1,003,444	(a)
Trans Union, LLC 2021 Term Loan B6(j)	-	(i)	11/16/2028	3,764	3,746,433
Total					4,749,877

Computer Software 0.30%
Polaris Newco LLC USD Term Loan B	4.50% (6 Mo. LIBOR + 4.00%	)	6/2/2028	6,273	6,257,336
Red Planet Borrower, LLC Term Loan B	4.25% (3 Mo. LIBOR + 3.75%	)	10/2/2028	6,100	6,060,350
Total					12,317,686

Entertainment 0.41%
Playtika Holding Corp 2021 Term Loan (Israel)(e)	2.84% (1 Mo. LIBOR + 2.75%	)	3/13/2028	8,743	8,698,928
Scientific Games International, Inc. 2018 Term Loan B5	2.84% (1 Mo. LIBOR + 2.75%	)	8/14/2024	8,300	8,249,868
Total					16,948,796

See Notes to Financial Statements.	395

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Health Care Services 0.10%
MED ParentCo LP 1st Lien Term Loan	4.34% (1 Mo. LIBOR + 4.25%	)	8/31/2026	$4,349	$4,338,266

Household Furnishings 0.10%
Springs Windows Fashions, LLC 2021 Term Loan B	4.75% (1 Mo. LIBOR + 4.00%	)	10/6/2028	4,200	4,151,007

Oil 0.11%
Brazos Delaware II, LLC Term Loan B	4.091% (1 Mo. LIBOR + 4.00%	)	5/21/2025	4,548	4,448,031

Oil: Integrated Domestic 0.16%
BCP Raptor II, LLC 1st Lien Term Loan	4.84% (1 Mo. LIBOR + 4.75%	)	11/3/2025	6,796	6,777,138

Services 0.10%
KUEHG Corp. 2018 Incremental Term Loan	4.75% (3 Mo. LIBOR + 3.75%	)	2/21/2025	4,372	4,293,942

Telecommunications 0.20%
SSH Group Holdings, Inc. 2018 1st Lien Term Loan	4.382% (3 Mo. LIBOR + 4.25%	)	7/30/2025	4,417	4,241,685
Twin River Worldwide Holdings, Inc. 2021 Term Loan B	3.75% (6 Mo. LIBOR + 3.25%	)	8/6/2028	4,100	4,084,625
Total					8,326,310
Total Floating Rate Loans (cost $102,376,292)					103,157,455

FOREIGN GOVERNMENT OBLIGATIONS(e) 0.94%

Egypt 0.25%
Egypt Government International Bond†	5.80%		9/30/2027	11,100	10,357,410

Ghana 0.19%
Republic of Ghana†	6.375%		2/11/2027	9,500	7,854,030

Nigeria 0.19%
Republic of Nigeria†	7.143%		2/23/2030	8,475	8,075,912

396	See Notes to Financial Statements.

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Qatar 0.23%
Qatar Government International Bond†	3.75%		4/16/2030	$8,458	$9,429,317

Sri Lanka 0.08%
Republic of Sri Lanka†	5.875%		7/25/2022	4,250	3,224,645
Total Foreign Government Obligations (cost $41,294,368)					38,941,314

GOVERNMENT SPONSORED ENTERPRISES COLLATERALIZED MORTGAGE OBLIGATIONS 0.05%
Federal Home Loan Mortgage Corp. Q001 XA	2.141%	#(k)	2/25/2032	16,126	1,702,284
Government National Mortgage Assoc. 2015-73 AC	2.90%	#(k)	2/16/2053	419	427,883
Total Government Sponsored Enterprises Collateralized Mortgage Obligations (cost $2,133,562)					2,130,167

GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS 5.64%
Fannie Mae or Freddie Mac(l)	3.00%		TBA	183,990	191,062,117
Federal National Mortgage Assoc.	3.50%		9/1/2047	24,859	26,515,711
Federal National Mortgage Assoc.	3.50%		3/1/2050	15,291	16,335,268
Total Government Sponsored Enterprises Pass-Throughs (cost $232,899,847)					233,913,096

MUNICIPAL BONDS 0.56%

Miscellaneous
County of Miami-Dade FL	2.786%		10/1/2037	2,615	2,641,287
Foothill-Eastern Transportation Corridor Agency	4.094%		1/15/2049	4,178	4,536,239
New Jersey Transportation Trust Fund Authority	4.081%		6/15/2039	1,055	1,218,648
New Jersey Transportation Trust Fund Authority	4.131%		6/15/2042	7,170	8,371,953
New York City Transitional Finance Authority Futur	1.95%		8/1/2034	4,200	4,010,585
Regents of the University of California Medical Ce	3.006%		5/15/2050	2,380	2,520,891
Total Municipal Bonds (cost $22,479,408)					23,299,603

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 9.40%
Angel Oak Mortgage Trust 2020-1 A1†	2.466%	#(k)	12/25/2059	901	904,664
Atrium Hotel Portfolio Trust 2018-ATRM A†	1.04% (1 Mo. LIBOR + .95%	)#	6/15/2035	6,700	6,695,901
BBCMS Mortgage Trust 2019-BWAY A†	1.046% (1 Mo. LIBOR + .96%	)#	11/15/2034	4,168	4,161,818
BBCMS Mortgage Trust 2019-BWAY B†	1.40% (1 Mo. LIBOR + 1.31%	)#	11/15/2034	1,832	1,823,270
Benchmark Mortgage Trust 2018-B5 C	4.762%	#(k)	7/15/2051	5,200	5,765,348
BFLD 2019-DPLO F†	2.63% (1 Mo. LIBOR + 2.54%	)#	10/15/2034	4,830	4,711,545
BHMS 2018-ATLS A†	1.34% (1 Mo. LIBOR + 1.25%	)#	7/15/2035	6,580	6,591,610

See Notes to Financial Statements.	397

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
BHMS 2018-ATLS C†	1.99% (1 Mo. LIBOR + 1.90%	)#	7/15/2035	$3,965	$3,954,898
BX Trust 2018-GW A†	0.89% (1 Mo. LIBOR + .80%	)#	5/15/2035	10,503	10,498,991
BX Trust 2021-ARIA E†	2.335% (1 Mo. LIBOR + 2.24%	)#	10/15/2036	14,530	14,486,782
CF Trust 2019-BOSS A1	4.75% (1 Mo. LIBOR + 3.25%	)	12/15/2021	4,660	4,303,230	(a)
CIM Retail Portfolio Trust 2021-RETL E†	3.84% (1 Mo. LIBOR + 3.75%	)#	8/15/2036	10,650	10,597,392
Citigroup Commercial Mortgage Trust 2014-GC25 XB	0.31%	#(k)	10/10/2047	50,626	296,511
Citigroup Commercial Mortgage Trust 2016-GC36 D†	2.85%		2/10/2049	8,100	5,802,607
Commercial Mortgage Pass-Through Certificates 2014-CR19 XA IO	1.111%	#(k)	8/10/2047	3,415	71,925
Commercial Mortgage Pass-Through Certificates 2014-UBS4 D†	4.869%	#(k)	8/10/2047	12,450	11,131,341
Commercial Mortgage Pass-Through Certificates 2015-DC1 D†	4.451%	#(k)	2/10/2048	10,552	9,070,826
Commercial Mortgage Pass-Through Certificates 2015-PC1 AM	4.29%	#(k)	7/10/2050	3,400	3,650,927
Commercial Mortgage Pass-Through Certificates 2015-PC1 B	4.463%	#(k)	7/10/2050	1,570	1,675,133
Commercial Mortgage Pass-Through Certificates 2015-PC1 C	4.463%	#(k)	7/10/2050	4,369	4,562,324
Commercial Mortgage Pass-Through Certificates 2015-PC1 D	4.463%	#(k)	7/10/2050	7,822	7,127,114
Connecticut Avenue Securities Trust 2021-R01 1M2†	1.60% (1 Mo. SOFR + 1.55%	)#	10/25/2041	5,177	5,207,764
Credit Suisse Commercial Mortgage Securities Corp.	2.09%		11/15/2038	10,418	10,520,152
Credit Suisse Mortgage Capital Certificates 2014-USA E†	4.373%		9/15/2037	3,000	2,697,521
Credit Suisse Mortgage Capital Certificates 2020-AFC1 A1†	2.24%	#(k)	2/25/2050	2,465	2,475,760
Credit Suisse Mortgage Capital Certificates 2020-SPT1 A1†	1.616%		4/25/2065	3,635	3,645,151
CS Master Trust 2021-AHP A†	4.449% (1 Mo. LIBOR + 3.95%	)#	4/15/2025	5,700	5,716,958	(a)

398	See Notes to Financial Statements.

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
CS Master Trust 2021-BLUF A†	4.527% (1 Mo. LIBOR + 4.18%	)#	4/15/2023	$3,300	$3,332,195	(a)
CSAIL Commercial Mortgage Trust 2016-C7 D†	4.529%	#(k)	11/15/2049	4,890	3,869,810
DBWF Mortgage Trust 2018-GLKS A†	1.119% (1 Mo. LIBOR + 1.03%	)#	12/19/2030	6,500	6,509,990
Deephaven Residential Mortgage Trust 2020-1 A1†	2.339%	#(k)	1/25/2060	1,263	1,266,070
Deephaven Residential Mortgage Trust 2021-3 A1†	1.194%	#(k)	8/25/2066	10,107	10,059,030
Extended Stay America Trust 2021-ESH C†	1.79% (1 Mo. LIBOR + 1.70%	)#	7/15/2038	7,212	7,224,677
Fannie Mae Connecticut Avenue Securities 2021-R02 2M2†(b)	2.05% (1 Mo. SOFR + 2.00%	)#	11/25/2041	4,970	4,979,319
Freddie Mac STACR REMIC Trust 2021-DNA3 M2†	2.15% (1 Mo. SOFR + 2.10%	)#	10/25/2033	7,725	7,792,030
Freddie Mac STACR REMIC Trust 2021-DNA6 M2†	1.55% (1 Mo. SOFR + 1.50%	)#	10/25/2041	6,110	6,125,386
Freddie Mac STACR REMIC Trust 2021-HQA3 M2†	2.15% (1 Mo. SOFR + 2.10%	)#	9/25/2041	12,350	12,360,680
Freddie Mac Structured Agency Credit Risk Debt Notes 2021-DNA7 M2†	1.848% (1 Mo. SOFR + 1.80%	)#	11/25/2041	6,260	6,279,534
GCAT Trust 2020-NQM1 A1†	2.247%		1/25/2060	721	722,983
Great Wolf Trust 2019-WOLF A†	1.124% (1 Mo. LIBOR + 1.03%	)#	12/15/2036	12,751	12,741,170
GS Mortgage Securities
Corp. II 2021-ARDN B†	1.75% (1 Mo. LIBOR + 1.65%	)#	11/15/2026	9,400	9,411,750
GS Mortgage Securities Corp. Trust 2018-RIVR A†	1.04% (1 Mo. LIBOR + .95%	)#	7/15/2035	4,372	4,346,031
GS Mortgage Securities Corp. Trust 2021-ROSS G†	4.74% (1 Mo. LIBOR + 4.65%	)#	5/15/2026	7,288	7,328,638
GS Mortgage Securities Trust 2014-GC26 C	4.66%	#(k)	11/10/2047	135	132,403
GS Mortgage Securities Trust 2015-GC32 C	4.574%	#(k)	7/10/2048	1,230	1,284,851
HONO Mortgage Trust 2021-LULU B†	1.54% (1 Mo. LIBOR + 1.45%	)#	10/15/2036	3,000	3,005,791

See Notes to Financial Statements.	399

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
HONO Mortgage Trust 2021-LULU C†	1.94% (1 Mo. LIBOR + 1.85%	)#	10/15/2036	$1,820	$1,823,972
Hudsons Bay Simon JV Trust 2015-HB10 XB10†	0.723%	#(k)	8/5/2034	19,156	385,802
Hudsons Bay Simon JV Trust 2015-HB7 B7†	4.666%		8/5/2034	4,226	3,839,944
Hudsons Bay Simon JV Trust 2015-HB7 D7†	5.331%	#(k)	8/5/2034	3,741	2,844,348
Hudsons Bay Simon JV Trust 2015-HB7 XB7†	0.665%	#(k)	8/5/2034	22,024	61,887
JPMorgan Chase Commercial Mortgage Securities Trust 2015-C30 C	4.406%	#(k)	7/15/2048	2,500	2,555,328
JPMorgan Chase Commercial Mortgage Securities Trust 2018-LAQ B†	1.39% (1 Mo. LIBOR + 1.30%	)#	6/15/2032	6,329	6,330,539
JPMorgan Chase Commercial Mortgage Securities Trust 2018-MINN A†	2.27% (1 Mo. LIBOR + 1.02%	)#	11/15/2035	3,436	3,450,649
JPMorgan Chase Commercial Mortgage Securities Trust 2018-WPT AFL†	1.286% (1 Mo. LIBOR + 1.20%	)#	7/5/2033	2,393	2,396,321
JPMorgan Chase Commercial Mortgage Securities Trust 2018-WPT BFL†	1.586% (1 Mo. LIBOR + 1.50%	)#	7/5/2033	7,410	7,427,760
JPMorgan Chase Commercial Mortgage Securities Trust 2018-WPT BFX†	4.549%		7/5/2033	2,228	2,313,644
JPMorgan Chase Commercial Mortgage Securities Trust 2018-WPT CFX†	4.95%		7/5/2033	2,968	3,082,083
KIND Trust 2021-KIND D†	2.39% (1 Mo. LIBOR + 2.30%	)#	8/15/2038	6,740	6,727,865
Life Mortgage Trust 2021-BMR E†	1.84% (1 Mo. LIBOR + 1.75%	)#	3/15/2038	4,000	3,975,473
Merrill Lynch Mortgage Investors Trust 2006-AF2 AF1	6.25%		10/25/2036	411	256,211
New Residential Mortgage Loan Trust 2020-NQM1 A1†	2.464%	#(k)	1/26/2060	842	846,273
One New York Plaza Trust 2020-1NYP B†	1.59% (1 Mo. LIBOR + 1.50%	)#	1/15/2026	10,480	10,516,900
PFP Ltd. 2019-6 A†	1.141% (1 Mo. LIBOR + 1.05%	)#	4/14/2037	1,860	1,854,657
ReadyCap Commercial Mortgage Financing LLC 2021-FL6 C†	1.992% (1 Mo. LIBOR + 1.90%	)#	7/25/2036	6,320	6,333,525
ReadyCap Commercial Mortgage Trust 2019-6 A†	2.833%		10/25/2052	2,335	2,362,270
Residential Mortgage Loan Trust 2020-1 A1†	2.376%	#(k)	1/26/2060	642	645,578

400	See Notes to Financial Statements.

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)		Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
SFAVE Commercial Mortgage
Securities Trust 2015-5AVE A1†	3.872%	#(k)	1/5/2043		$695	$739,357
Starwood Mortgage Residential Trust 2020-1 A1†	2.275%	#(k)	2/25/2050		1,057	1,063,660
Starwood Mortgage Residential Trust 2020-3 A1†	1.486%	#(k)	4/25/2065		5,450	5,471,542
UBS-BAMLL Trust 2012-WRM E†	4.379%	#(k)	6/10/2030		3,905	2,222,095
Verus Securitization Trust 2020-1 A1†	2.417%		1/25/2060		2,042	2,054,480
Verus Securitization Trust 2020-5 A1†	1.218%		5/25/2065		5,992	5,989,402
Verus Securitization Trust 2021-2 A1†	1.031%	#(k)	2/25/2066		9,591	9,533,587
Vista Point Securitization Trust 2020-2 A1†	1.475%	#(k)	4/25/2065		3,771	3,772,203
Wells Fargo Commercial Mortgage Trust 2013-LC12 D†	4.441%	#(k)	7/15/2046		5,195	2,931,236
Wells Fargo Commercial Mortgage Trust 2015-C28 D	4.23%	#(k)	5/15/2048		7,460	7,191,127
Wells Fargo Commercial Mortgage Trust 2015-SG1 B	4.603%	#(k)	9/15/2048		4,020	4,083,602
Wells Fargo Commercial Mortgage Trust 2016-C35 C	4.176%	#(k)	7/15/2048		2,642	2,690,206
Wells Fargo Commercial Mortgage Trust 2016-NXS5 E†	5.151%	#(k)	1/15/2059		2,748	2,733,713
WFRBS Commercial Mortgage Trust 2014-C23 XA	0.708%	#(k)	10/15/2057		55,533	746,148
ZH Trust 2021-2 A†	2.349%		10/17/2027		11,990	11,887,665	(a)
Total Non-Agency Commercial Mortgage-Backed Securities (cost $391,459,160)						390,060,853
	Exercise Price		Expiration Date	Shares (000)

RIGHTS 0.00%

Oil & Gas
Dommo Energia SA*(d)	$0.70		12/23/2021	BRL	40	281
Total Rights (cost $0)						281

	Interest Rate		Maturity Date	Principal Amount (000)

U.S. TREASURY OBLIGATIONS 34.17%
U.S. Treasury Bill	Zero Coupon		1/27/2022		$317,940	317,918,606
U.S. Treasury Bill	Zero Coupon		4/21/2022		72,081	72,061,943
U.S. Treasury Bond	1.125%		5/15/2040		25,442	22,573,812
U.S. Treasury Bond	1.75%		8/15/2041		82,820	81,331,828

See Notes to Financial Statements.	401

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2021

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Bond	2.00%	8/15/2051	$110,947	$116,216,982
U.S. Treasury Bond	2.25%	8/15/2049	37,311	41,028,983
U.S. Treasury Note	0.125%	8/31/2023	252,385	250,847,029
U.S. Treasury Note	0.375%	10/31/2023	179,536	179,059,107
U.S. Treasury Note	0.75%	11/15/2024	70,000	69,838,672
U.S. Treasury Note	1.125%	10/31/2026	132,745	132,579,069
U.S. Treasury Note	1.25%	8/15/2031	136,920	134,748,534
Total U.S. Treasury Obligations (cost $1,410,622,763)				1,418,204,565
Total Long-Term Investments (cost $4,210,002,417)				4,235,065,676

SHORT-TERM INVESTMENTS 2.09%

REPURCHASE AGREEMENTS 2.09%
Repurchase Agreement dated 11/30/2021, 0.00% due 12/1/2021 with Fixed Income Clearing Corp. collateralized by $85,258,000 of U.S. Treasury Note at 2.75% due 4/30/2023 value: $88,346,387; proceeds: $86,614,070 (cost $86,614,070)			86,614	86,614,070
Total Investments in Securities 104.12% (cost $4,296,616,487)				4,321,679,746
Less Unfunded Loan Commitments (0.09%) (cost $3,754,658)(m)				(3,746,433)
Net Investments in Securities 104.03% (cost $4,292,861,829)				4,317,933,313
Other Assets and Liabilities – Net(n) (4.03)%				(167,074,289)
Net Assets 100.00%				$4,150,859,024

BRL	Brazilian Real.
CAD	Canadian Dollar.
CMT	Constant Maturity Rate.
IO	Interest Only.
LIBOR	London Interbank Offered Rate.
PIK	Payment-in-kind.
SOFR	Secured Over Night Financing Rate.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At November 30, 2021, the total value of Rule 144A securities was $1,503,761,727, which represents 36.23% of net assets.
#	Variable rate security. The interest rate represents the rate in effect at November 30, 2021.
*	Non-income producing security.
(a)	Level 3 Investment as described in Note 2(t) in the Notes to Financials. Security valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.
(b)	Securities purchased on a when-issued basis (See Note 2(j)).
(c)	Variable Rate is Fixed to Float: Rate remains fixed or at Zero Coupon until designated future date.
(d)	Investment in non-U.S. dollar denominated securities.
(e)	Foreign security traded in U.S. dollars.
(f)	Security is perpetual in nature and has no stated maturity.
(g)	Defaulted (non-income producing security).

402	See Notes to Financial Statements.

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2021

(h)	Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the London Interbank Offered Rate (“LIBOR”) or the prime rate offered by major U.S. banks. The rate(s) shown is the rate(s) in effect at November 30, 2021.
(i)	Interest Rate to be determined.
(j)	Security partially/fully unfunded. See Note (2(o)).
(k)	Interest rate is based on the weighted average interest rates of the underlying mortgages within the mortgage pool.
(l)	To-be-announced (“TBA”). Security purchased on a forward commitment basis with an approximate principal and maturity date. Actual principal and maturity will be determined upon settlement when the specific mortgage pools are assigned.
(m)	See Note (2(o)).
(n)	Other Assets and Liabilities - Net include net unrealized appreciation/depreciation on forward foreign currency exchange contracts, futures contracts and swaps as follows:

Centrally Cleared Credit Default Swaps on Indexes - Buy Protection at November 30, 2021(1):

Referenced Indexes	Central Clearing Party	Fund Pays (Quarterly)	Termination Date	Notional Amount	Payments Upfront(2)	Value/ Unrealized Appreciation(3)
Markit CDX. NA.EM.36(4)(5)	Bank of America	1.00%	12/20/2026	$34,950,000	$1,163,520	$704,114
Markit CDX. NA.IG.37(4)(6)	Bank of America	1.00%	12/20/2026	67,465,000	(1,547,954)	168,256
					$(384,434)	$872,370

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities.
(2)	Upfront payments received/paid by Central Clearing Party are presented net of amortization.
(3)	Total unrealized appreciation on Credit Default Swaps on Indexes amounted to $872,370. Total unrealized depreciation on Credit Default Swaps on Indexes amounted to $0.
(4)	Central Clearinghouse: Intercontinental Exchange (ICE).
(5)	The Referenced Index is for the Centrally Cleared Credit Default Swaps on Indexes, which is comprised of a basket of emerging market securities.
(6)	The Referenced Index is for the Centrally Cleared Credit Default Swaps on Indexes, which is comprised of a basket of investment grade securities.

Credit Default Swaps on Indexes - Sell Protection at November 30, 2021(1):

Referenced Index*	Swap Counterparty	Fund Receives (Quarterly)	Termination Date	Notional Amount	Payments Upfront(2)	Unrealized Appreciation/ (Depreciation)(3)	Credit Default Swap Agreements Receivable at Fair Value(4)
Markit CMBX.NA.AA.8	Citibank	1.500%	10/17/2057	$5,000,000	$25,105	$6,192	$31,296

See Notes to Financial Statements.	403

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2021

Referenced Index*	Swap Counterparty	Fund Receives (Quarterly)	Termination Date	Notional Amount	Payments Upfront(2)	Unrealized Appreciation/ (Depreciation)(3)	Credit Default Swap Agreements Payable at Fair Value(4)
Markit CMBX. NA.BBB-.12	Goldman Sachs	3.000%	8/17/2061	$4,250,000	$(163,826)	$(115,872)	$(279,697)
Markit CMBX. NA.BBB-.10	Citibank	3.000%	11/17/2059	8,600,000	(754,486)	(109,641)	(864,128)
Markit CMBX. NA.BBB-9	Citibank	3.000%	9/17/2058	5,835,000	(457,569)	(97,168)	(554,737)
Markit CMBX. NA.BBB-9	Morgan Stanley	3.000%	9/17/2058	4,165,000	(329,117)	(66,852)	(395,969)
Markit CMBX. NA.BBB-9	Morgan Stanley	3.000%	9/17/2058	4,250,000	(352,017)	(52,033)	(404,050)
Markit CMBX. NA.BBB-.9	Citibank	3.000%	9/17/2058	5,000,000	(530,665)	55,312	(475,353)
Markit CMBX. NA.BBB-.9	Citibank	3.000%	9/17/2058	4,000,000	(317,794)	(62,489)	(380,282)
Markit CMBX. NA.BBB-.9	Citibank	3.000%	9/17/2058	4,250,000	(353,516)	(50,534)	(404,050)
Markit CMBX. NA.BBB-.10	Morgan Stanley	3.000%	11/17/2059	3,400,000	(294,980)	(46,652)	(341,632)
					$(3,553,970)	$(545,929)	$(4,099,898)
Total					$(3,528,865)	$(539,737)	$(4,068,602)

*	The Referenced Index is for the Credit Default Swaps on Indexes, which is comprised of a basket of commercial mortgage-backed securities.
(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities.
(2)	Upfront payments received/paid are presented net of amortization.
(3)	Total unrealized appreciation on Credit Default Swaps on Indexes amounted to $61,504. Total unrealized depreciation on Credit Default Swaps on Indexes amounted to $601,241.
(4)	Includes upfront payments received.

Open Forward Foreign Currency Exchange Contracts at November 30, 2021:

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation
Euro	Buy	Goldman Sachs	12/10/2021	3,529,000	$3,996,264	$4,002,961	$6,697
Canadian dollar	Sell	Toronto Dominion Bank	1/20/2022	24,260,000	19,621,752	19,000,070	621,682
Euro	Sell	State Street Bank and Trust	12/10/2021	7,732,000	9,157,371	8,770,443	386,928
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts							$1,015,307

404	See Notes to Financial Statements.

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2021

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Depreciation
Euro	Buy	Bank of America	12/10/2021	1,820,000	$2,112,929	$2,064,434	$(48,495)
Euro	Buy	Morgan Stanley	12/10/2021	2,251,000	2,603,801	2,553,320	(50,481)
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts							$(98,976)

Open Futures Contracts at November 30, 2021:

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation
U.S. 10-Year Treasury Note	March 2022	699	Long	$90,177,803	$91,437,938	$1,260,135
U.S. Treasury Long Bond	March 2022	2,238	Long	355,356,748	362,835,750	7,479,002
U.S. Ultra Treasury Bond	March 2022	807	Long	156,609,987	161,853,937	5,243,950
Total Unrealized Appreciation on Open Futures Contracts						$13,983,087

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Depreciation
U.S. 10-Year Ultra Treasury Note	March 2022	1,384	Short	$(199,790,718)	$(203,296,625)	$(3,505,907)
U.S. 2-Year Treasury Note	March 2022	1,153	Short	(251,739,121)	(252,200,736)	(461,615)
Total Unrealized Depreciation on Open Futures Contracts						$(3,967,522)

The following is a summary of the inputs used as of November 30, 2021 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Asset-Backed Securities
Credit Card	$–	$29,669,939	$21,292,785	$50,962,724
Other	–	355,279,722	27,296,384	382,576,106
Remaining Industries	–	241,973,999	–	241,973,999
Common Stocks	6,657	–	–	6,657
Corporate Bonds	–	1,349,838,856	–	1,349,838,856
Floating Rate Loans
Business Services	–	3,746,433	1,003,444	4,749,877
Remaining Industries	–	98,407,578	–	98,407,578
Less Unfunded Commitments	–	(3,746,433)	–	(3,746,433)
Foreign Government Obligations	–	38,941,314	–	38,941,314
Government Sponsored Enterprises Collateralized Mortgage Obligations	–	2,130,167	–	2,130,167
Government Sponsored Enterprises Pass-Throughs	–	233,913,096	–	233,913,096
Municipal Bonds	–	23,299,603	–	23,299,603
Non-Agency Commercial Mortgage-Backed Securities	–	364,820,805	25,240,048	390,060,853
Rights	–	281	–	281
U.S. Treasury Obligations	–	1,418,204,565	–	1,418,204,565
Short-Term Investments
Repurchase Agreements	–	86,614,070	–	86,614,070
Total	$6,657	$4,243,093,995	$74,832,661	$4,317,933,313

See Notes to Financial Statements.	405

Schedule of Investments (concluded)

TOTAL RETURN FUND November 30, 2021

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Centrally Cleared Credit Default Swap Contracts
Assets	$–	$872,370	$–	$872,370
Liabilities	–	–	–	–
Credit Default Swap Contracts
Assets	–	31,296	–	31,296
Liabilities	–	(4,099,898)	–	(4,099,898)
Forward Foreign Currency Exchange Contracts
Assets	–	1,015,307	–	1,015,307
Liabilities	–	(98,976)	–	(98,976)
Futures Contracts
Assets	13,983,087	–	–	13,983,087
Liabilities	(3,967,522)	–	–	(3,967,522)
Total	$10,015,565	$(2,279,901)	$–	$7,735,664

(1)	Refer to Note 2(t) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three- tier fair value hierarchy. When applicable each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

Investment Type	Asset-Backed Securities	Floating Rate Loans	Non-Agency Commercial Mortgage-Backed Securities
Balance as of December 1, 2020	$20,060,159	$–	$4,304,153
Accrued Discounts (Premiums)	(165,586)	–	15
Realized Gain (Loss)	128,951	–	–
Change in Unrealized Appreciation (Depreciation)	81,648	5,017	(54,104)
Purchases	37,728,134	998,427	20,989,984
Sales	(2,066,706)	–	–
Transfers into Level 3	–	–	–
Transfers out of Level 3	(7,177,431)	–	–
Balance as of November 30, 2021	$48,589,169	$1,003,444	$25,240,048
Change in unrealized appreciation/ depreciation for the year ended November 30, 2021, related to Level 3 investments held at November 30, 2021	$153,583	$5,017	$(54,104)

406	See Notes to Financial Statements.

Schedule of Investments

ULTRA SHORT BOND FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
LONG-TERM INVESTMENTS 94.52%

ASSET-BACKED SECURITIES 25.49%

Automobiles 11.23%
American Credit Acceptance Receivables Trust 2020-3 A†	0.62%		10/13/2023	$1,214	$1,214,590
AmeriCredit Automobile Receivables Trust 2020-2 A2A	0.60%		12/18/2023	3,032	3,032,869
ARI Fleet Lease Trust 2020-A A2†	1.77%		8/15/2028	4,721	4,737,417
Arivo Acceptance Auto Loan Receivables Trust 2021-1 A†	1.19%		1/15/2027	12,504	12,485,636
Avid Automobile Receivables Trust 2021-1 A†	0.61%		1/15/2025	16,233	16,224,133
BMW Vehicle Lease Trust 2021-1 A3	0.29%		1/25/2024	97,234	97,074,750
CarMax Auto Owner Trust 2018-3 A3	3.13%		6/15/2023	2,093	2,104,442
Carmax Auto Owner Trust 2019-1 A3	3.05%		3/15/2024	5,345	5,396,864
Carmax Auto Owner Trust 2019-2 A3	2.68%		3/15/2024	22,533	22,806,801
CarMax Auto Owner Trust 2020-2 A3	1.70%		11/15/2024	4,723	4,758,221
Carvana Auto Receivables Trust 2020-P1 A2	0.28%		11/8/2023	4,836	4,835,779
Carvana Auto Receivables Trust 2020-P1 A3	0.44%		6/9/2025	16,043	16,033,884
Carvana Auto Receivables Trust 2021-N1 B	1.09%		1/10/2028	41,645	41,575,295
Chesapeake Funding II LLC 2018-3A A2†	0.57% (1 Mo. LIBOR + .48%	)#	1/15/2031	23,497	23,532,355
CPS Auto Receivables Trust 2020-C A†	0.63%		3/15/2024	332	332,476
CPS Auto Receivables Trust 2020-C B†	1.01%		1/15/2025	3,880	3,884,867
CPS Auto Receivables Trust 2021-D A†	0.61%		10/15/2025	48,064	48,055,932
Donlen Fleet Lease Funding 2 LLC 2021-2 A2†	0.56%		12/11/2034	88,275	87,991,496
Drive Auto Receivables Trust 2017-3 D†	3.53%		12/15/2023	351	351,782
Drive Auto Receivables Trust 2018-4 D	4.09%		1/15/2026	1,022	1,040,473
Drive Auto Receivables Trust 2019-3 C	2.90%		8/15/2025	4,356	4,392,993
Drive Auto Receivables Trust 2021-1 A3	0.44%		11/15/2024	27,730	27,738,680
Drive Auto Receivables Trust 2021-2 A2	0.36%		5/15/2024	31,840	31,828,098
Exeter Automobile Receivables Trust 2021-3A A2	0.34%		1/16/2024	22,550	22,541,315
First Investors Auto Owner Trust 2019-2A A†	2.21%		9/16/2024	4,401	4,413,367
First Investors Auto Owner Trust 2021-2A A†	0.48%		3/15/2027	19,905	19,842,481
Flagship Credit Auto Trust 2020-2 A†	1.49%		7/15/2024	2,679	2,684,845
Flagship Credit Auto Trust 2021-2 B†	0.93%		6/15/2027	10,000	9,908,746
Ford Credit Auto Lease Trust 2020-B A2A	0.50%		12/15/2022	418	418,029
Ford Credit Auto Owner Trust 2017-REV1 A†	2.62%		8/15/2028	20,898	20,995,707
Ford Credit Auto Owner Trust 2018-B A3	3.24%		4/15/2023	2,028	2,033,780
Ford Credit Auto Owner Trust 2020-B A2	0.50%		2/15/2023	1,159	1,158,728

See Notes to Financial Statements.	407

Schedule of Investments (continued)

ULTRA SHORT BOND FUND November 30, 2021

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Automobiles (continued)
Ford Credit Auto Owner Trust 2020-C A2	0.25%	9/15/2023	$48,352	$48,347,656
Foursight Capital Automobile Receivables Trust 2021-2 A3†	0.81%	5/15/2026	10,885	10,801,183
GLS Auto Receivables Issuer Trust 2019-3A B†	2.72%	6/17/2024	7,903	7,958,055
GLS Auto Receivables Issuer Trust 2020-3A A†	0.69%	10/16/2023	1,864	1,864,477
GLS Auto Receivables Issuer Trust 2021-1A B†	0.82%	4/15/2025	16,000	16,016,240
GLS Auto Receivables Issuer Trust 2021-1A C†	1.20%	1/15/2027	14,600	14,603,717
GLS Auto Receivables Issuer Trust 2021-3A B†	0.78%	11/17/2025	31,525	31,304,111
GLS Auto Receivables Issuer Trust 2021-3A C†	1.11%	9/15/2026	25,359	25,099,813
GLS Auto Receivables Trust 2021-2A B†	0.77%	9/15/2025	26,520	26,425,056
GLS Auto Receivables Trust 2021-2A C†	1.08%	6/15/2026	21,660	21,525,998
GM Financial Automobile Leasing Trust 2020-2 A2A	0.71%	10/20/2022	3,063	3,063,838
GM Financial Automobile Leasing Trust 2020-3 A2A	0.35%	11/21/2022	17,102	17,103,374
GM Financial Automobile Leasing Trust 2020-3 A3	0.45%	8/21/2023	28,464	28,487,321
GM Financial Consumer Automobile Receivables Trust 2019-2 A3	2.65%	2/16/2024	14,460	14,582,645
GM Financial Consumer Automobile Receivables Trust 2020-4 A2	0.26%	11/16/2023	49,186	49,186,057
GM Financial Consumer Automobile Receivables Trust 2021-1 A2	0.23%	11/16/2023	14,958	14,956,849
Hertz Vehicle Financing LLC 2021-1A A†	1.21%	12/26/2025	27,730	27,560,392
Honda Auto Receivables Owner Trust 2020-2 A2	0.74%	11/15/2022	363	362,812
Honda Auto Receivables Owner Trust 2020-3 A2	0.27%	2/21/2023	51,728	51,729,874
Honda Auto Receivables Owner Trust 2020-3 A3	0.37%	10/18/2024	46,416	46,303,585
Hyundai Auto Lease Securitization Trust 2020-B A2†	0.36%	1/17/2023	21,150	21,152,058
Hyundai Auto Lease Securitization Trust 2020-B A3†	0.51%	9/15/2023	27,857	27,878,088
Hyundai Auto Lease Securitization Trust 2021-A A2†	0.25%	4/17/2023	13,216	13,212,960
Hyundai Auto Lease Securitization Trust 2021-A A3†	0.33%	1/16/2024	61,940	61,886,825
Hyundai Auto Receivables Trust 2020-B A2	0.38%	3/15/2023	2,794	2,794,173
Mercedes-Benz Auto Lease Trust 2019-B A3	2.00%	10/17/2022	2,466	2,471,528
Mercedes-Benz Auto Lease Trust 2020-B A3	0.40%	11/15/2023	20,473	20,471,886
Mercedes-Benz Auto Receivables Trust 2020-1 A2	0.46%	3/15/2023	4,110	4,110,526
Nissan Auto Lease Trust 2020-B A2	0.34%	12/15/2022	53,636	53,647,254
Nissan Auto Receivables Owner Trust 2019-A A3	2.90%	10/16/2023	12,001	12,104,760
Octane Receivables Trust 2021-1A A†	0.93%	3/22/2027	17,612	17,564,268
OneMain Direct Auto Receivables Trust 2021-1A A†	0.87%	7/14/2028	34,360	33,994,554
OneMain Direct Auto Receivables Trust 2021-1A B†	1.26%	7/14/2028	34,347	34,081,786
Santander Consumer Auto Receivable Trust 2021-AA A2†	0.23%	11/15/2023	15,758	15,755,862

408	See Notes to Financial Statements.

Schedule of Investments (continued)

ULTRA SHORT BOND FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Automobiles (continued)
Santander Consumer Auto Receivables Trust 2020-BA A3†	0.46%		8/15/2024	$21,455	$21,461,571
Santander Consumer Auto Receivables Trust 2021-AA A3†	0.33%		10/15/2025	26,527	26,451,825
Santander Drive Auto Receivables Trust 2021-2 C	0.90%		6/15/2026	15,410	15,401,152
Santander Retail Auto Lease Trust 2021-A B†	0.92%		3/20/2026	24,305	24,078,395
Santander Retail Auto Lease Trust 2021-C A2†	0.29%		4/22/2024	20,340	20,317,203
Santander Retail Auto Lease Trust 2021-C A3†	0.50%		3/20/2025	21,255	21,153,276
Tesla Auto Lease Trust 2019-A A3†	2.16%		10/20/2022	49,529	49,808,760
Tesla Auto Lease Trust 2020-A A2†	0.55%		5/22/2023	5,725	5,727,638
Tesla Auto Lease Trust 2021-A A3†	0.56%		3/20/2025	40,000	39,776,804
Tesla Auto Lease Trust 2021-A B†	1.02%		3/20/2025	21,800	21,747,745
Toyota Auto Receivables Owner Trust 2018-D A3	3.18%		3/15/2023	2,272	2,285,294
Toyota Auto Receivables Owner Trust 2019-A A3	2.91%		7/17/2023	5,817	5,868,563
Toyota Auto Receivables Owner Trust 2020-C A2	0.36%		2/15/2023	6,294	6,294,365
Toyota Auto Receivables Owner Trust 2020-D A2	0.23%		5/15/2023	47,527	47,530,321
Tricolor Auto Securitization Trust 2021-1A A†	0.74%		4/15/2024	28,115	28,103,018
Volkswagen Auto Lease Trust 2020-A A2	0.27%		4/20/2023	60,375	60,372,045
Volkswagen Auto Lease Trust 2020-A A3	0.39%		1/22/2024	44,001	43,964,484
Volkswagen Auto Loan Enhanced Trust 2018-2 A3	3.25%		4/20/2023	1,925	1,932,601
Westlake Automobile Receivables Trust 2020-2A A2A†	0.93%		2/15/2024	30,195	30,234,309
Westlake Automobile Receivables Trust 2021-1A C†	0.95%		3/16/2026	87,800	87,406,630
Westlake Automobile Receivables Trust 2021-2A D†	1.23%		12/15/2026	30,025	29,633,567
World Omni Auto Receivables Trust 2019-B A3	2.59%		7/15/2024	3,015	3,038,235
World Omni Automobile Lease Securitization Trust 2020-B A2	0.32%		9/15/2023	26,363	26,361,992
Total					1,942,786,205

Credit Card 1.68%
American Express Credit Account Master Trust 2017-2 A	0.54% (1 Mo. LIBOR + .45%	)#	9/16/2024	4,415	4,418,617
American Express Credit Account Master Trust 2019-1 B	3.07%		10/15/2024	9,000	9,070,531
Capital One Multi-Asset Execution Trust 2019-A1 A1	2.84%		12/15/2024	10,500	10,556,889
Discover Card Execution Note Trust 2019-A1 A1	3.04%		7/15/2024	13,936	13,982,741
Synchrony Card Funding LLC 2019-A1 A	2.95%		3/15/2025	97,011	97,770,887

See Notes to Financial Statements.	409

Schedule of Investments (continued)

ULTRA SHORT BOND FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Credit Cards (continued)
World Financial Network Credit Card Master Trust 2019-A A	3.14%		12/15/2025	$48,860	$49,154,333
World Financial Network Credit Card Master Trust 2019-C A	2.21%		7/15/2026	104,350	105,844,062
Total					290,798,060

Other 12.58%
Affirm Asset Securitization Trust 2021-A A†	0.88%		8/15/2025	58,000	58,044,231
Amur Equipment Finance Receivables VI LLC 2018-2A A2†	3.89%		7/20/2022	1,370	1,379,426
Amur Equipment Finance Receivables VII LLC 2019-1A A2†	2.63%		6/20/2024	7,106	7,181,676
Apidos CLO XXIV 2016-24A A1AL†	1.082% (3 Mo. LIBOR + .95%	)#	10/20/2030	60,000	59,985,000
Apidos CLO XXXI 2019-31A A1R†	1.224% (3 Mo. LIBOR + 1.10%	)#	4/15/2031	30,000	30,066,343
Aqua Finance Trust 2021-A A†	1.54%		7/17/2046	33,317	33,084,845
Arbor Realty Commercial Real Estate Notes Ltd. 2018-FL1 A†	1.24% (1 Mo. LIBOR + 1.15%	)#	6/15/2028	26,901	26,910,415
Arbor Realty Commercial Real Estate Notes Ltd. 2019-FL1 A†	1.24% (1 Mo. LIBOR + 1.15%	)#	5/15/2037	31,330	31,320,601
Atalaya Equipment Leasing Trust 2021-1A A2†	1.23%		5/15/2026	30,000	30,070,800
Atrium IX-9A AR2†	1.166% (3 Mo. LIBOR + .99%	)#	5/28/2030	40,630	40,654,375
Avery Point VI CLO Ltd. 2015-6A AR2†	1.04% (3 Mo. LIBOR + .90%	)#	8/5/2027	16,370	16,370,260
Bain Capital Credit CLO Ltd. 2016-2A ARR†	1.094% (3 Mo. LIBOR + .97%	)#	1/15/2029	44,234	44,233,834
Barings CLO Ltd. 2019-3A A1R†	1.202% (3 Mo. LIBOR + 1.07%	)#	4/20/2031	38,370	38,360,324
BDS Ltd. 2020-FL5 A†	1.312% (1 Mo. SOFR + 1.26%	)#	2/16/2037	10,830	10,802,925
BlueMountain Fuji US CLO I Ltd. 2017-1A A1R†	1.112% (3 Mo. LIBOR + .98%	)#	7/20/2029	60,000	59,994,085
Carlyle Global Market Strategies CLO Ltd. 2015-1A AR3†	1.112% (3 Mo. LIBOR + .98%	)#	7/20/2031	26,090	26,105,303
Cedar Funding XI Clo Ltd. 2019-11A A1R†	1.226% (3 Mo. LIBOR + 1.05%	)#	5/29/2032	36,290	36,244,680

410	See Notes to Financial Statements.

Schedule of Investments (continued)

ULTRA SHORT BOND FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Other (continued)
CIFC Funding Ltd. 2021-4A A†	1.174% (3 Mo. LIBOR + 1.05%	)#	7/15/2033	$24,750	$24,731,612
Dell Equipment Finance Trust 2020-2 A2†	0.47%		10/24/2022	19,125	19,137,315
Dell Equipment Finance Trust 2020-2 A3†	0.57%		10/23/2023	49,519	49,530,914
Dell Equipment Finance Trust 2021-2 A2†	0.33%		12/22/2026	18,390	18,335,900
Dell Equipment Finance Trust 2021-2 B†	0.81%		12/22/2026	10,880	10,771,915
Dell Equipment Finance Trust 2021-2 C†	0.94%		12/22/2026	7,370	7,302,877
Dell Equipment Finance Trust 2021-2 D†	1.21%		6/22/2027	6,980	6,920,227
Encina Equipment Finance LLC 2021-1A A1†	0.50%		9/15/2025	16,837	16,843,270
Encina Equipment Finance LLC 2021-1A A2†	0.74%		12/15/2026	23,365	23,328,322
Flatiron CLO Ltd. 2017-1A AR†	1.136% (3 Mo. LIBOR + .98%	)#	5/15/2030	17,000	17,021,243
Freed ABS Trust 2020-1CP A†	0.66%		3/20/2028	6,233	6,233,531
FS RIALTO 2021-FL2 A†	1.309% (1 Mo. LIBOR + 1.22%	)#	4/16/2028	18,000	17,991,720
Galaxy XIX CLO Ltd. 2015-19A A1RR†	1.074% (3 Mo. LIBOR + .95%	)#	7/24/2030	50,000	49,997,500
Galaxy XXIII CLO Ltd. 2017-23 AR†	0.994% (3 Mo. LIBOR + .87%	)#	4/24/2029	56,827	56,980,907
GreatAmerica Leasing Receivables Funding LLC Series 2021-2 A4†	1.04%		9/15/2027	14,000	13,859,572
HGI CRE CLO Ltd. 2021-FL1 A†	1.139% (1 Mo. LIBOR + 1.05%	)#	6/16/2036	21,570	21,553,059
HGI CRE CLO Ltd. 2021-FL1 AS†	1.489% (1 Mo. LIBOR + 1.40%	)#	6/16/2036	6,177	6,125,190
HGI CRE CLO Ltd. 2021-FL1 B†	1.689% (1 Mo. LIBOR + 1.60%	)#	6/16/2036	6,990	6,988,211
HPEFS Equipment Trust 2020-2A A2†	0.65%		7/22/2030	9,355	9,359,414
KAYNE CLO I Ltd. 2018-1A AR†	1.104% (3 Mo. LIBOR + .98%	)#	7/15/2031	28,370	28,361,535
KREF Ltd. 2021-FL2 A†	1.159% (1 Mo. LIBOR + 1.07%	)#	2/15/2039	36,710	36,710,117
Lending Funding Trust 2020-2A A†	2.32%		4/21/2031	19,085	19,210,251
LFT CRE Ltd. 2021-FL1 A†	1.26% (1 Mo. LIBOR + 1.17%	)#	6/15/2039	53,040	53,051,669
LFT CRE Ltd. 2021-FL1 B†	1.84% (1 Mo. LIBOR + 1.75%	)#	6/15/2039	41,120	41,117,122
LMREC LLC 2021-CRE4 A†	1.135% (1 Mo. LIBOR + 1.05%	)#	4/22/2037	38,000	38,003,040
Madison Park Funding X Ltd. 2012-10A AR3†	1.142% (3 Mo. LIBOR + 1.01%	)#	1/20/2029	66,741	66,774,042

See Notes to Financial Statements.	411

Schedule of Investments (continued)

ULTRA SHORT BOND FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Other (continued)
Madison Park Funding XI Ltd. 2013-11A AR2†	1.024% (3 Mo. LIBOR + .90%	)#	7/23/2029	$59,787	$59,776,788
Madison Park Funding XVII Ltd. 2015-17A AR2†	1.13% (3 Mo. LIBOR + 1.00%	)#	7/21/2030	40,000	40,014,301
Madison Park Funding XXXV Ltd. 2019-35A A1R†	1.122% (3 Mo. LIBOR + .99%	)#	4/20/2032	49,080	49,121,440
Marlette Funding Trust 2021-1A A†	0.60%		6/16/2031	11,328	11,330,832
Marlette Funding Trust 2021-1A B†	1.00%		6/16/2031	9,175	9,161,496
Marlette Funding Trust 2021-2A B†	1.06%		9/15/2031	12,340	12,280,519
Marlette Funding Trust 2021-3A B†	1.30%		12/15/2031	32,525	32,200,966
MF1 Ltd. 2021-FL6 A†	1.189% (1 Mo. LIBOR + 1.10%	)#	7/16/2036	90,860	90,774,592
Navient Private Education Refi Loan Trust 2020-EA A†	1.69%		5/15/2069	25,338	25,421,830
Navient Private Education Refi Loan Trust 2021-FA A†	1.11%		2/18/2070	29,799	29,414,760
Octagon Investment Partners 30 Ltd. 2017-1A A1R†	1.132% (3 Mo. LIBOR + 1.00%	)#	3/17/2030	68,340	68,357,085
Octagon Investment Partners 31 LLC 2017-1A AR†	1.182% (3 Mo. LIBOR + 1.05%	)#	7/20/2030	50,000	50,047,084
Octagon Investment Partners XIV Ltd. 2012-1A AARR†	1.074% (3 Mo. LIBOR + .95%	)#	7/15/2029	60,000	59,974,993
Octagon Loan Funding Ltd. 2014-1A ARR†	1.34% (3 Mo. LIBOR + 1.18%	)#	11/18/2031	26,390	26,425,552
Pagaya AI Debt Selection Trust 2021-1 A†	1.18%		11/15/2027	55,298	55,242,128
PFS Financing Corp. 2020-F A†	0.93%		8/15/2024	24,175	24,248,734
Regatta Funding LP 2013-2A A1R3†	0.974% (3 Mo. LIBOR + .85%	)#	1/15/2029	60,993	60,971,509
SCF Equipment Leasing LLC 2019-2A A1†	2.22%		6/20/2024	3,074	3,082,491
SCF Equipment Leasing LLC 2021-1A A2†	0.42%		8/20/2026	121,168	120,913,859
TCI-Flatiron Clo Ltd. 2017-1A AR†	1.118% (3 Mo. LIBOR + .96%	)#	11/18/2030	50,000	49,989,324
Theorem Funding Trust 2021-1A A†	1.21%		12/15/2027	7,267	7,262,034
TICP CLO XIV Ltd. 2019-14A A1R†(a)	Zero Coupon#(b)		10/20/2032	37,840	37,840,000

412	See Notes to Financial Statements.

Schedule of Investments (continued)

ULTRA SHORT BOND FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Other (continued)
Voya CLO 2019-3 Ltd. AR†(a)	1.193% (3 Mo. LIBOR + 1.08%	)#	10/17/2032	$33,000	$33,000,000
Westgate Resorts LLC 2018-1A A†	3.38%		12/20/2031	851	855,458
Total					2,174,757,373
Total Asset-Backed Securities (cost $4,419,009,135)					4,408,341,638

CORPORATE BONDS 52.89%

Aerospace/Defense 0.70%
Boeing Co. (The)	1.167%		2/4/2023	39,426	39,442,430
L3Harris Technologies, Inc.	0.866% (3 Mo. LIBOR + .75%	)#	3/10/2023	81,249	81,630,008
Total					121,072,438

Agriculture 0.75%
BAT Capital Corp.	1.036% (3 Mo. LIBOR + .88%	)#	8/15/2022	80,408	80,716,473
Imperial Brands Finance plc (United Kingdom)†(c)	3.50%		2/11/2023	47,531	48,608,078
Total					129,324,551

Apparel 0.19%
Tapestry, Inc.	3.00%		7/15/2022	32,902	33,317,150

Auto Manufacturers 5.19%
American Honda Finance Corp.	0.672% (3 Mo. LIBOR + .54%	)#	6/27/2022	68,107	68,284,784
BMW Finance NV (Netherlands)†(c)	0.944% (3 Mo. LIBOR + .79%	)#	8/12/2022	45,212	45,464,486
BMW US Capital LLC†	0.657% (3 Mo. LIBOR + .53%	)#	4/14/2022	48,220	48,294,610
BMW US Capital LLC†	0.767% (3 Mo. LIBOR + .64%	)#	4/6/2022	9,101	9,114,885
Daimler Finance North America LLC†	1.04% (3 Mo. LIBOR + .88%	)#	2/22/2022	16,045	16,071,508
Daimler Finance North America LLC†	1.056% (3 Mo. LIBOR + .90%	)#	2/15/2022	67,089	67,195,720
Daimler Finance North America LLC†	2.85%		1/6/2022	5,870	5,882,188
Daimler Finance North America LLC†	3.40%		2/22/2022	18,181	18,303,901
General Motors Co.	4.875%		10/2/2023	49,892	53,069,914
General Motors Co.	5.40%		10/2/2023	35,030	37,750,891
General Motors Financial Co., Inc.	0.669% (SOFR + .62%	)#	10/15/2024	44,943	44,936,500

See Notes to Financial Statements.	413

Schedule of Investments (continued)

ULTRA SHORT BOND FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Auto Manufacturers (continued)
General Motors Financial Co., Inc.	1.123% (3 Mo. LIBOR + .99%	)#	1/5/2023	$2,989	$3,005,380
General Motors Financial Co., Inc.	1.442% (3 Mo. LIBOR + 1.31%	)#	6/30/2022	15,191	15,257,046
General Motors Financial Co., Inc.	1.677% (3 Mo. LIBOR + 1.55%	)#	1/14/2022	9,237	9,249,353
General Motors Financial Co., Inc.	3.70%		5/9/2023	13,587	14,059,793
General Motors Financial Co., Inc.	5.10%		1/17/2024	36,347	39,126,615
Hyundai Capital America†	0.80%		4/3/2023	10,481	10,448,536
Hyundai Capital America†	0.80%		1/8/2024	99,652	98,885,484
Hyundai Capital America†	1.25%		9/18/2023	15,532	15,565,603
Hyundai Capital America†	2.375%		2/10/2023	41,268	41,963,218
Hyundai Capital America†	3.25%		9/20/2022	18,805	19,199,479
Hyundai Capital America†	3.40%		6/20/2024	13,639	14,319,848
Hyundai Capital America†	5.75%		4/6/2023	13,629	14,472,864
Stellantis N.V. (Netherlands)(c)	5.25%		4/15/2023	48,582	51,452,710
Toyota Motor Credit Corp.	1.15%		5/26/2022	91,057	91,400,441
Volkswagen Group of America Finance LLC†	0.75%		11/23/2022	34,858	34,893,395
Volkswagen Group of America Finance LLC†	2.90%		5/13/2022	10,339	10,445,934
Total					898,115,086

Banks 31.55%
ABN AMRO Bank NV (Netherlands)(c)	6.25%		4/27/2022	4,534	4,637,239
AIB Group plc (Ireland)†(c)	4.75%		10/12/2023	77,826	82,757,529
Australia & New Zealand Banking Group Ltd. (Australia)†(c)	0.65% (3 Mo. LIBOR + .49%	)#	11/21/2022	30,679	30,808,427
Banco BBVA Peru SA (Peru)(c)	5.00%		8/26/2022	1,602	1,646,736
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand (Mexico)†(c)	4.125%		11/9/2022	22,291	22,886,504
Bank of America Corp.	3.124% (3 Mo. LIBOR + 1.16%	)#	1/20/2023	27,633	27,726,489
Bank of America Corp.	3.30%		1/11/2023	29,143	30,010,530
Bank of Ireland Group plc (Ireland)†(c)	4.50%		11/25/2023	39,191	41,705,675
Bank of Montreal (Canada)(c)	0.729% (SOFR + .68%	)#	3/10/2023	107,269	107,862,599
Bank of Nova Scotia (The) (Canada)(c)	0.599% (SOFR + .55%	)#	9/15/2023	67,842	68,151,849
Barclays Bank plc (United Kingdom)(c)	1.70%		5/12/2022	25,762	25,875,649

414	See Notes to Financial Statements.

Schedule of Investments (continued)

ULTRA SHORT BOND FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Banks (continued)
Barclays plc (United Kingdom)(c)	1.746% (3 Mo. LIBOR + 1.63%	)#	1/10/2023	$4,955	$4,963,292
Barclays plc (United Kingdom)(c)	3.684%		1/10/2023	26,347	26,430,486
Barclays plc (United Kingdom)(c)	4.338% (3 Mo. LIBOR + 1.36%	)#	5/16/2024	36,454	38,178,323
Barclays plc (United Kingdom)(c)	4.375%		9/11/2024	8,819	9,441,017
Barclays plc (United Kingdom)(c)	4.61% (3 Mo. LIBOR + 1.40%	)#	2/15/2023	98,625	99,392,204
BBVA Bancomer SA†	4.375%		4/10/2024	5,535	5,917,136
BBVA Bancomer SA†	6.75%		9/30/2022	64,370	67,029,125
BPCE SA (France)†(c)	1.354% (3 Mo. LIBOR + 1.24%	)#	9/12/2023	18,134	18,445,296
Canadian Imperial Bank of Commerce (Canada)(c)	0.849% (SOFR + .80%	)#	3/17/2023	137,844	138,750,346
Capital One NA	1.279% (3 Mo. LIBOR + 1.15%	)#	1/30/2023	1,730	1,732,503
Capital One NA	2.15%		9/6/2022	5,493	5,554,424
CIT Group, Inc.	3.929% (SOFR + 3.83%	)#	6/19/2024	9,200	9,493,239
CIT Group, Inc.	4.75%		2/16/2024	29,916	31,618,819
CIT Group, Inc.	5.00%		8/15/2022	5,208	5,352,027
CIT Group, Inc.	5.00%		8/1/2023	9,600	10,141,008
Citigroup, Inc.	0.825% (3 Mo. LIBOR + .69%	)#	10/27/2022	6,182	6,208,111
Citigroup, Inc.	1.084% (3 Mo. LIBOR + .96%	)#	4/25/2022	46,057	46,168,471
Citigroup, Inc.	1.601% (3 Mo. LIBOR + 1.43%	)#	9/1/2023	2,992	3,018,704
Citigroup, Inc.	2.70%		10/27/2022	6,024	6,133,767
Citigroup, Inc.	3.142% (3 Mo. LIBOR + .72%	)#	1/24/2023	76,173	76,447,710
Citizens Bank NA/Providence RI	0.876% (3 Mo. LIBOR + .72%	)#	2/14/2022	31,773	31,796,299
Citizens Bank NA/Providence RI	0.99% (3 Mo. LIBOR + .81%	)#	5/26/2022	2,778	2,786,740
Citizens Bank NA/Providence RI	1.082% (3 Mo. LIBOR + .95%	)#	3/29/2023	14,500	14,638,870
Cooperatieve Rabobank UA (Netherlands)(c)	4.625%		12/1/2023	4,425	4,736,591
Credit Suisse AG	0.50% (SOFR + .45%	)#	2/4/2022	5,092	5,093,751

See Notes to Financial Statements.	415

Schedule of Investments (continued)

ULTRA SHORT BOND FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Banks (continued)
Credit Suisse AG	2.80%		4/8/2022	$35,048	$35,343,558
Credit Suisse Group AG (Switzerland)†(c)	2.997% (3 Mo. LIBOR + 1.20%	)#	12/14/2023	20,157	20,547,586
Credit Suisse Group AG (Switzerland)†(c)	3.574%		1/9/2023	86,296	86,537,256
Credit Suisse Group AG (Switzerland)†(c)	4.207% (3 Mo. LIBOR + 1.24%	)#	6/12/2024	23,000	24,032,551
Danske Bank A/S (Denmark)†(c)	1.171% (1 Yr. Treasury CMT + 1.03%	)#	12/8/2023	31,766	31,788,527
Danske Bank A/S (Denmark)†(c)	1.174% (3 Mo. LIBOR + 1.06%	)#	9/12/2023	2,800	2,824,555
Danske Bank A/S (Denmark)†(c)	1.226%		6/22/2024	11,630	11,659,537
Danske Bank A/S (Denmark)†(c)	5.00%		1/12/2022	86,990	87,422,613
Danske Bank A/S (Denmark)†(c)	5.00% (1 Yr. Treasury CMT + 1.73%	)#	1/12/2023	10,278	10,323,613
Danske Bank A/S (Denmark)†(c)	5.375%		1/12/2024	73,404	79,350,306
DNB Bank ASA (Norway)†(c)	0.793% (3 Mo. LIBOR + .62%	)#	12/2/2022	45,058	45,280,098
Fifth Third Bank NA	0.772% (3 Mo. LIBOR + .64%	)#	2/1/2022	1,505	1,505,705
First Abu Dhabi Bank PJSC (United Arab Emirates)(c)	1.072% (3 Mo. LIBOR + .95%	)#	4/16/2022	18,310	18,337,904
Goldman Sachs Group, Inc. (The)	0.481%		1/27/2023	72,132	71,910,773
Goldman Sachs Group, Inc. (The)	0.539% (SOFR + .49%	)#	10/21/2024	63,161	63,063,391
Goldman Sachs Group, Inc. (The)	0.59% (SOFR + .54%	)#	11/17/2023	53,778	53,748,623
Goldman Sachs Group, Inc. (The)	0.673% (SOFR + .57%	)#	3/8/2024	37,783	37,649,796
Goldman Sachs Group, Inc. (The)	0.914% (3 Mo. LIBOR + .75%	)#	2/23/2023	133,230	133,933,243
Goldman Sachs Group, Inc. (The)	2.905% (3 Mo. LIBOR + .99%	)#	7/24/2023	46,466	47,075,722
Goldman Sachs Group, Inc. (The)	5.75%		1/24/2022	25,337	25,533,099
HSBC Holdings plc (United Kingdom)(c)	3.262% (3 Mo. LIBOR + 1.06%	)#	3/13/2023	18,074	18,202,211
ING Groep NV (Netherlands)(c)	1.282% (3 Mo. LIBOR + 1.15%	)#	3/29/2022	55,235	55,420,717
Intesa Sanpaolo SpA (Italy)†(c)	3.125%		7/14/2022	15,951	16,180,850
Intesa Sanpaolo SpA (Italy)†(c)	3.375%		1/12/2023	39,863	40,889,475

416	See Notes to Financial Statements.

Schedule of Investments (continued)

ULTRA SHORT BOND FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Banks (continued)
Intesa Sanpaolo SpA (Italy)(c)	5.25%		1/12/2024	$33,000	$35,641,667
JPMorgan Chase & Co.	1.024% (3 Mo. LIBOR + .90%	)#	4/25/2023	1,332	1,335,510
JPMorgan Chase & Co.	1.124% (3 Mo. LIBOR + 1.00%	)#	1/15/2023	28,100	28,131,362
JPMorgan Chase & Co.	2.776% (3 Mo. LIBOR + .94%	)#	4/25/2023	78,510	79,152,809
JPMorgan Chase & Co.	3.207% (3 Mo. LIBOR + .70%	)#	4/1/2023	24,833	25,049,228
KeyBank NA	0.792% (3 Mo. LIBOR + .66%	)#	2/1/2022	61,863	61,923,891
Lloyds Banking Group plc (United Kingdom)(c)	1.326% (1 Yr. Treasury CMT + 1.10%	)#	6/15/2023	27,963	28,039,953
Macquarie Bank Ltd. (Australia)†(c)	0.441%		12/16/2022	96,940	96,827,333
Macquarie Group Ltd. (Australia)†(c)	1.196% (3 Mo. LIBOR + 1.02%	)#	11/28/2023	26,123	26,297,514
Macquarie Group Ltd. (Australia)†(c)	4.15% (3 Mo. LIBOR + 1.33%	)#	3/27/2024	16,446	17,114,443
Mitsubishi UFJ Financial Group, Inc. (Japan)(c)	2.623%		7/18/2022	84,765	85,918,655
Mitsubishi UFJ Financial Group, Inc. (Japan)(c)	3.218%		3/7/2022	12,059	12,150,800
Morgan Stanley	0.529% (SOFR + .46%	)#	1/25/2024	94,617	94,273,336
Morgan Stanley	0.75% (SOFR + .70%	)#	1/20/2023	288,988	289,249,812
Morgan Stanley	1.524% (3 Mo. LIBOR + 1.40%	)#	10/24/2023	22,625	22,879,466
Morgan Stanley	4.875%		11/1/2022	17,185	17,838,230
MUFG Union Bank NA	0.716% (3 Mo. LIBOR + .60%	)#	3/7/2022	46,286	46,331,976
National Australia Bank Ltd. (Australia)†(c)	0.524% (3 Mo. LIBOR + .41%	)#	12/13/2022	71,318	71,546,774
National Bank of Canada (Canada)†(c)	2.15%		10/7/2022	8,695	8,817,218
Natwest Group plc (United Kingdom)(c)	1.626% (3 Mo. LIBOR + 1.47%	)#	5/15/2023	52,890	53,142,956
Natwest Group plc (United Kingdom)(c)	3.498% (3 Mo. LIBOR + 1.48%	)#	5/15/2023	112,378	113,723,876
Natwest Group plc (United Kingdom)(c)	3.875%		9/12/2023	96,394	100,803,183

See Notes to Financial Statements.	417

Schedule of Investments (continued)

ULTRA SHORT BOND FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Banks (continued)
Natwest Group plc (United Kingdom)(c)	5.125%		5/28/2024	$42,410	$45,897,186
NatWest Group plc (United Kingdom)(c)	4.519% (3 Mo. LIBOR + 1.55%	)#	6/25/2024	28,800	30,316,067
Natwest Markets plc (United Kingdom)†(c)	0.58% (SOFR + .53%	)#	8/12/2024	22,842	22,887,186
Nordea Bank Abp (Finland)†(c)	4.25%		9/21/2022	51,819	53,303,589
PNC Bank NA	0.495% (3 Mo. LIBOR + .33%	)#	2/24/2023	90,201	90,294,021
PNC Bank NA	0.546% (3 Mo. LIBOR + .43%	)#	12/9/2022	67,643	67,647,439
Royal Bank of Canada (Canada)(c)	0.482% (3 Mo. LIBOR + .36%	)#	1/17/2023	95,792	96,052,632
Santander Holdings USA, Inc.	3.70%		3/28/2022	37,000	37,271,620
Santander UK Group Holdings plc (United Kingdom)(c)	3.373% (3 Mo. LIBOR + 1.08%	)#	1/5/2024	80,471	82,564,577
Skandinaviska Enskilda Banken AB (Sweden)†(c)	0.759% (3 Mo. LIBOR + .65%	)#	12/12/2022	56,713	57,050,982
Standard Chartered plc (United Kingdom)†(c)	1.282% (3 Mo. LIBOR + 1.15%	)#	1/20/2023	63,599	63,667,079
Standard Chartered plc (United Kingdom)†(c)	1.299% (SOFR + 1.25%	)#	10/14/2023	32,098	32,342,977
Standard Chartered plc (United Kingdom)†(c)	1.319% (1 Yr. Treasury CMT + 1.17%	)#	10/14/2023	41,828	41,931,932
Standard Chartered plc (United Kingdom)†(c)	3.885% (3 Mo. LIBOR + 1.08%	)#	3/15/2024	20,000	20,677,196
Standard Chartered plc (United Kingdom)†(c)	3.95%		1/11/2023	42,168	43,358,805
Standard Chartered plc (United Kingdom)†(c)	4.247% (3 Mo. LIBOR + 1.15%	)#	1/20/2023	62,306	62,595,262
Standard Chartered plc (United Kingdom)†(c)	5.20%		1/26/2024	30,000	32,118,920
Standard Chartered plc (United Kingdom)(c)	5.70%		1/25/2022	30,228	30,446,186
Sumitomo Mitsui Financial Group, Inc. (Japan)(c)	0.901% (3 Mo. LIBOR + .78%	)#	7/12/2022	17,448	17,524,116
Sumitomo Mitsui Financial Group, Inc. (Japan)(c)	2.784%		7/12/2022	45,752	46,406,666
Sumitomo Mitsui Financial Group, Inc. (Japan)(c)	2.846%		1/11/2022	21,765	21,824,808
Swedbank AB (Sweden)†(c)	2.80%		3/14/2022	46,374	46,710,825
Synovus Bank/Columbus GA	2.289% (SOFR + .95%	)#	2/10/2023	24,678	24,726,936
Toronto-Dominion Bank (The) (Canada)(c)	0.701% (3 Mo. LIBOR + .53%	)#	12/1/2022	59,538	59,850,950

418	See Notes to Financial Statements.

Schedule of Investments (continued)

ULTRA SHORT BOND FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Banks (continued)
Truist Bank	0.748% (3 Mo. LIBOR + .59%	)#	5/17/2022	$56,695	$56,801,529
Truist Bank	0.779% (SOFR + .73%	)#	3/9/2023	22,403	22,551,732
UBS AG (United Kingdom)†(c)	1.75%		4/21/2022	82,793	83,152,383
UBS AG (Switzerland)(c)	5.125%		5/15/2024	25,498	27,442,222
UBS AG	7.625%		8/17/2022	158,927	166,027,366
UBS Group AG (Switzerland)†(c)	1.106% (3 Mo. LIBOR + .95%	)#	8/15/2023	8,123	8,167,113
UBS Group AG (Switzerland)†(c)	1.662% (3 Mo. LIBOR + 1.53%	)#	2/1/2022	36,422	36,515,313
UBS Group AG (Switzerland)†(c)	2.65%		2/1/2022	45,651	45,824,616
UniCredit SpA (Italy)†(c)	4.027% (3 Mo. LIBOR + 3.90%	)#	1/14/2022	19,192	19,271,468
UniCredit SpA (Italy)†(c)	6.572%		1/14/2022	81,893	82,424,171
UniCredit SpA (Italy)†(c)	7.83%		12/4/2023	69,639	78,499,524
US Bank NA/Cincinnati OH	0.516% (3 Mo. LIBOR + .40%	)#	12/9/2022	85,692	86,009,623
Wells Fargo & Co.	1.234% (3 Mo. LIBOR + 1.11%	)#	1/24/2023	19,862	19,892,827
Wells Fargo & Co.	2.625%		7/22/2022	64,642	65,532,818
Wells Fargo & Co.	3.50%		3/8/2022	40,517	40,858,892
Westpac Banking Corp. (Australia)(c)	0.512% (3 Mo. LIBOR + .39%	)#	1/13/2023	41,123	41,280,772
Total					5,456,009,512

Beverages 0.16%
Diageo Investment Corp.	8.00%		9/15/2022	26,863	28,432,129

Chemicals 0.06%
International Flavors & Fragrances, Inc.†	0.697%		9/15/2022	9,654	9,661,322

Commercial Services 0.21%
IHS Markit Ltd. (United Kingdom)(c)	4.125%		8/1/2023	6,885	7,207,838
IHS Markit Ltd. (United Kingdom)†(c)	5.00%		11/1/2022	21,303	21,956,043
Triton Container International Ltd.†	0.80%		8/1/2023	7,430	7,375,290
Total					36,539,171

Computers 0.34%
Dell International LLC/EMC Corp.	5.45%		6/15/2023	56,230	59,657,776

See Notes to Financial Statements.	419

Schedule of Investments (continued)

ULTRA SHORT BOND FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Diversified Financial Services 3.10%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)(c)	4.50%		9/15/2023	$24,000	$25,291,002
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)(c)	4.875%		1/16/2024	45,000	48,105,713
Air Lease Corp.	3.00%		9/15/2023	11,000	11,314,833
Aircastle Ltd.	4.40%		9/25/2023	8,000	8,412,841
Ally Financial, Inc.	4.125%		2/13/2022	5,764	5,804,281
Ally Financial, Inc.	4.625%		5/19/2022	20,584	20,978,846
American Express Co.	0.78% (3 Mo. LIBOR + .62%	)#	5/20/2022	44,541	44,567,210
American Express Co.	0.826% (3 Mo. LIBOR + .65%	)#	2/27/2023	5,961	5,998,952
American Express Co.	2.50%		8/1/2022	76,365	77,320,338
American Express Co.	2.75%		5/20/2022	70,377	71,022,537
Aviation Capital Group LLC†	2.875%		1/20/2022	3,750	3,754,157
Aviation Capital Group LLC†	3.875%		5/1/2023	8,003	8,287,360
Aviation Capital Group LLC†	4.375%		1/30/2024	16,212	17,116,175
Avolon Holdings Funding Ltd. (Ireland)†(c)	3.95%		7/1/2024	9,147	9,594,237
Avolon Holdings Funding Ltd. (Ireland)†(c)	5.125%		10/1/2023	21,534	22,803,612
Avolon Holdings Funding Ltd. (Ireland)†(c)	5.25%		5/15/2024	36,108	38,872,300
Capital One Bank USA NA	2.014% (SOFR + .62%	)#	1/27/2023	10,801	10,821,493
Capital One Financial Corp.	1.066% (3 Mo. LIBOR + .95%	)#	3/9/2022	16,296	16,319,640
Citigroup Global Markets Holdings, Inc.	0.75%		6/7/2024	19,291	19,090,284
Intercontinental Exchange, Inc.	2.35%		9/15/2022	19,142	19,384,433
Nasdaq, Inc.	0.445%		12/21/2022	21,504	21,460,397
Park Aerospace Holdings Ltd. (Ireland)†(c)	4.50%		3/15/2023	4,092	4,245,855
Park Aerospace Holdings Ltd. (Ireland)†(c)	5.50%		2/15/2024	22,918	24,688,785
Total					535,255,281

Electric 2.49%
Abu Dhabi National Energy Co. PJSC (United Arab Emirates)†(c)	3.625%		1/12/2023	5,690	5,860,598
American Electric Power Co., Inc.	0.612% (3 Mo. LIBOR + .48%	)#	11/1/2023	26,874	26,881,749
American Transmission Systems, Inc.†	5.25%		1/15/2022	6,747	6,782,007
CenterPoint Energy, Inc.	0.70% (SOFR + .65%	)#	5/13/2024	26,348	26,356,394

420	See Notes to Financial Statements.

Schedule of Investments (continued)

ULTRA SHORT BOND FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Electric (continued)
Cleco Power LLC†	0.616% (3 Mo. LIBOR + .50%	)#	6/15/2023	$30,164	$30,162,174
Comision Federal de Electricidad (Mexico)†(c)	4.875%		1/15/2024	30,753	32,703,202
Dominion Energy, Inc.	0.646% (3 Mo. LIBOR + .53%	)#	9/15/2023	31,659	31,680,586
DTE Energy Co.	0.55%		11/1/2022	67,590	67,494,175
Duke Energy Progress LLC	0.34% (3 Mo. LIBOR + .18%	)#	2/18/2022	36,540	36,540,000
Exelon Corp.	3.497%		6/1/2022	3,695	3,733,401
Metropolitan Edison Co.†	3.50%		3/15/2023	2,000	2,049,050
Monongahela Power Co.†	4.10%		4/15/2024	13,665	14,465,363
NextEra Energy Capital Holdings, Inc.	0.45% (SOFR + .40%	)#	11/3/2023	35,964	35,910,238
NextEra Energy Capital Holdings, Inc.	0.59% (SOFR + .54%	)#	3/1/2023	17,877	17,931,669
OGE Energy Corp.	0.703%		5/26/2023	5,434	5,407,573
Pacific Gas and Electric Co.	1.367%		3/10/2023	21,677	21,562,489
Saudi Electricity Global Sukuk Co. 2 (Saudi Arabia)†(c)	3.473%		4/8/2023	41,983	43,435,696
Saudi Electricity Global Sukuk Co. 3 (Saudi Arabia)†(c)	4.00%		4/8/2024	20,106	21,342,559
Total					430,298,923

Electronics 0.13%
Honeywell International, Inc.	0.514% (3 Mo. LIBOR + .37%	)#	8/8/2022	21,630	21,659,602

Food 0.21%
Mondelez International, Inc.	0.625%		7/1/2022	36,433	36,473,008

Gas 0.48%
Atmos Energy Corp.	0.496% (3 Mo. LIBOR + .38%	)#	3/9/2023	27,228	27,230,088
CenterPoint Energy Resources Corp.	0.673% (3 Mo. LIBOR + .50%	)#	3/2/2023	27,567	27,531,653
ONE Gas, Inc.	0.724% (3 Mo. LIBOR + .61%	)#	3/11/2023	28,234	28,234,787
Total					82,996,528

Health Care-Products 0.52%
Thermo Fisher Scientific, Inc.	0.399% (SOFR + .35%	)#	4/18/2023	45,122	45,149,854

See Notes to Financial Statements.	421

Schedule of Investments (continued)

ULTRA SHORT BOND FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Health Care-Products (continued)
Thermo Fisher Scientific, Inc.	0.439% (SOFR + .39%	)#	10/18/2023	$31,586	$31,605,812
Thermo Fisher Scientific, Inc.	0.579% (SOFR + .53%	)#	10/18/2024	13,647	13,668,059
Total					90,423,725

Health Care-Services 0.04%
Humana, Inc.	0.65%		8/3/2023	6,774	6,740,323

Home Builders 0.24%
Lennar Corp.	4.75%		11/15/2022	25,208	25,927,058
NVR, Inc.	3.95%		9/15/2022	15,097	15,365,235
Total					41,292,293

Household Products/Wares 0.30%
Reckitt Benckiser Treasury Services PLC (United Kingdom)†(c)	0.689% (3 Mo. LIBOR + .56%	)#	6/24/2022	51,458	51,593,595

Insurance 1.37%
Brighthouse Financial Global Funding†	0.809% (SOFR + .76%	)#	4/12/2024	19,741	19,903,969
Jackson National Life Global Funding†	0.862% (3 Mo. LIBOR + .73%	)#	6/27/2022	13,794	13,849,731
Met Tower Global Funding†	0.55%		7/13/2022	95,604	95,659,559
Metropolitan Life Global Funding I†	0.619% (SOFR + .57%	)#	1/13/2023	70,611	70,944,245
New York Life Global Funding†	0.561% (3 Mo. LIBOR + .44%	)#	7/12/2022	36,246	36,337,455
Total					236,694,959

Investment Companies 0.03%
MDGH - GMTN BV (Netherlands)†(c)	5.50%		3/1/2022	5,515	5,586,651

Lodging 0.15%
Hyatt Hotels Corp.	1.099% (SOFR + 1.05%	)#	10/1/2023	26,113	26,168,260

Machinery: Construction & Mining 0.13%
Caterpillar Financial Services Corp.	0.347% (3 Mo. LIBOR + .22%	)#	1/6/2022	22,762	22,765,153

422	See Notes to Financial Statements.

Schedule of Investments (continued)

ULTRA SHORT BOND FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Machinery-Diversified 0.38%
John Deere Capital Corp.	0.604% (3 Mo. LIBOR + .49%	)#	6/13/2022	$22,613	$22,668,171
Otis Worldwide Corp.	0.583% (3 Mo. LIBOR + .45%	)#	4/5/2023	43,807	43,809,513
Total					66,477,684

Media 0.16%
Charter Communications Operating LLC/Charter Communications Operating Capital	1.782% (3 Mo. LIBOR + 1.65%	)#	2/1/2024	27,078	27,700,859

Mining 0.85%
Glencore Finance Canada Ltd. (Canada)†(c)	4.25%		10/25/2022	19,435	20,042,538
Glencore Funding LLC†	4.125%		5/30/2023	18,458	19,302,966
Glencore Funding LLC†	4.125%		3/12/2024	42,858	45,259,203
Glencore Funding LLC†	4.625%		4/29/2024	55,531	59,429,480
Indonesia Asahan Aluminium Persero PT (Indonesia)(c)	5.71%		11/15/2023	2,000	2,156,500
Total					146,190,687

Oil & Gas 0.88%
BP Capital Markets plc (United Kingdom)(c)	2.50%		11/6/2022	21,671	22,073,873
PT Pertamina Persero (Indonesia)†(c)	4.875%		5/3/2022	16,000	16,256,713
SA Global Sukuk Ltd.†	0.946%		6/17/2024	48,661	47,976,437
Saudi Arabian Oil Co. (Saudi Arabia)†(c)	2.875%		4/16/2024	63,023	65,256,850
Total					151,563,873

Pharmaceuticals 1.71%
AbbVie, Inc.	0.81% (3 Mo. LIBOR + .65%	)#	11/21/2022	74,727	75,114,590
AbbVie, Inc.	3.45%		3/15/2022	84,373	84,668,873
AstraZeneca plc (United Kingdom)(c)	0.736% (3 Mo. LIBOR + .62%	)#	6/10/2022	9,023	9,047,081
AstraZeneca plc (United Kingdom)(c)	0.823% (3 Mo. LIBOR + .67%	)#	8/17/2023	7,157	7,214,233
AstraZeneca plc (United Kingdom)(c)	2.375%		6/12/2022	8,677	8,754,060
Bayer US Finance II LLC†	1.126% (3 Mo. LIBOR + 1.01%	)#	12/15/2023	13,568	13,700,246
Becton Dickinson & Co.	1.148% (3 Mo. LIBOR + 1.03%	)#	6/6/2022	53,604	53,857,709
Cigna Corp.	1.014% (3 Mo. LIBOR + .89%	)#	7/15/2023	30,112	30,380,046

See Notes to Financial Statements.	423

Schedule of Investments (continued)

ULTRA SHORT BOND FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Pharmaceuticals (continued)
Viatris, Inc.	1.125%		6/22/2022	$13,655	$13,677,811
Total					296,414,649

Pipelines 0.06%
Florida Gas Transmission Co. LLC†	3.875%		7/15/2022	10,158	10,280,522

Savings & Loans 0.12%
Nationwide Building Society (United Kingdom)†(c)	3.766% (3 Mo. LIBOR + 1.06%	)#	3/8/2024	19,292	19,959,539
Software 0.05%
Roper Technologies, Inc.	0.45%		8/15/2022	9,136	9,129,367

Telecommunications 0.25%
AT&T, Inc.	0.689% (SOFR + .64%	)#	3/25/2024	26,988	27,005,882
Ooredoo International Finance Ltd.†	3.25%		2/21/2023	15,894	16,304,669
Total					43,310,551

Transportation 0.09%
Pelabuhan Indonesia III Persero PT (Indonesia)†(c)	4.50%		5/2/2023	14,414	15,054,270
Total Corporate Bonds (cost $9,149,230,848)					9,146,159,437

FLOATING RATE LOANS(d) 2.75%

Chemicals 0.34%
Nutrition & Biosciences, Inc. 3 Year Delayed Draw Term Loan	1.395% (3 Mo. LIBOR + 1.25%	)	1/17/2023	58,398	58,361,755

Computer Software 0.37%
Vmware, Inc. 3 Year Term Loan	–	(e)	9/2/2024	64,350	64,290,230

Financial Services 0.88%
Delos Finance Sarl 2018 Term Loan B (Luxembourg)(c)	1.882% (3 Mo. LIBOR + 1.75%	)	10/6/2023	152,221	152,098,294

Government 0.03%
Seminole Tribe of Florida 2018 Term Loan B	–	(e)	7/8/2024	5,814	5,804,034

Health Care Services 0.29%
Humana Inc. Term Loan	–	(e)	10/30/2023	50,000	49,344,000	(f)

424	See Notes to Financial Statements.

Schedule of Investments (continued)

ULTRA SHORT BOND FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Oil 0.12%
Hess Corporation Term Loan	2.00% (1 Mo. LIBOR + 2.00%)		3/16/2023	$21,682	$21,628,168

Technology 0.46%
Comcast Hulu Holdings, LLC Term Loan A	0.965% (1 Mo. LIBOR + 0.88%	)	3/15/2024	80,000	79,300,000

Telecommunications 0.26%
AT&T Inc. 2021 Delayed Draw Term Loan	1.091% (1 Mo. LIBOR + 1.00%	)	3/23/2022	45,000	45,024,075	(f)
Total Floating Rate Loans (cost $477,181,975)					475,850,556

FOREIGN GOVERNMENT OBLIGATIONS 0.13%

Bermuda 0.01%
Bermuda Government International Bond	4.854%		2/6/2024	1,382	1,478,609

Kuwait 0.04%
Kuwait International Government Bond†(c)	2.75%		3/20/2022	6,750	6,798,478

Peru 0.08%
Fondo MIVIVIENDA SA†(c)	3.50%		1/31/2023	14,213	14,504,153
Total Foreign Government Obligations (cost $22,894,228)					22,781,240

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 10.77%
Angel Oak Mortgage Trust 2021-3 A1†	1.068%	#(g)	5/25/2066	21,357	21,193,567
Angel Oak Mortgage Trust 2021-6 A1†	1.458%	#(g)	9/25/2066	29,533	29,352,149
Angel Oak Mortgage Trust 2021-7 A1†	1.978%	#(g)	10/25/2066	20,750	20,895,603
BBCMS Mortgage Trust 2017-DELC A A†	0.94% (1 Mo. LIBOR + .85%	)#	8/15/2036	10,660	10,660,757
BFLD 2019-DPLO A†	1.18% (1 Mo. LIBOR + 1.09%	)#	10/15/2034	11,780	11,778,088
BRAVO Residential Funding Trust 2021-NQM2 A1†	0.97%	#(g)	3/25/2060	46,076	45,956,413
BX Commercial Mortgage Trust 2020-VKNG A†	1.02% (1 Mo. LIBOR + .93%	)#	10/15/2037	9,384	9,412,356
BX Commercial Mortgage Trust 2021-VINO A†	0.742% (1 Mo. LIBOR + .65%	)#	5/15/2038	43,630	43,551,623
BX Commercial Mortgage Trust 2021-XL2 A†	0.779% (1 Mo. LIBOR + .69%	)#	10/15/2038	72,640	72,389,864

See Notes to Financial Statements.	425

Schedule of Investments (continued)

ULTRA SHORT BOND FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
BX Trust 2021-ARIA A†	0.989% (1 Mo. LIBOR + .90%	)#	10/15/2036	$73,640	$73,572,870
BXHPP Trust 2021-FILM A†	0.74% (1 Mo. LIBOR + .65%	)#	8/15/2036	44,480	44,358,725
BXMT Ltd. 2020-FL2 A†	1.062% (1 Mo. SOFR + 1.01%	)#	2/15/2038	51,270	51,157,206
BXMT Ltd. 2021-FL4 A†	1.14% (1 Mo. LIBOR + 1.05%	)#	5/15/2038	49,175	49,042,228
COLT Mortgage Loan Trust 2021-2 A1†	0.924%	#(g)	8/25/2066	51,751	51,354,215
COLT Mortgage Loan Trust 2021-3 A1†	0.956%	#(g)	9/27/2066	37,540	37,138,877
Connecticut Avenue Securities Trust 2021-R01 1M1†	0.80% (1 Mo. SOFR + .75%	)#	10/25/2041	28,055	28,082,349
CSMC 2021-NQM4 A1†	1.101%	#(g)	5/25/2066	23,916	23,753,377
CSMC 2021-NQM7 A1†	1.756%	#(g)	10/25/2066	36,145	36,020,194
CSMC Trust 2021-NQM5 A1†	0.938%	#(g)	5/25/2066	52,852	52,225,524
DBCG BBG Mortgage Trust 2017-BBG A†	0.79% (1 Mo. LIBOR + .70%	)#	6/15/2034	18,900	18,872,873
Deephaven Residential Mortgage Trust 2021-3 A1†	1.194%	#(g)	8/25/2066	43,615	43,407,110
EQUS Mortgage Trust 2021-EQAZ A†	0.845% (1 Mo. LIBOR + .75%	)#	10/15/2038	49,476	49,276,226
Fannie Mae Connecticut Avenue Securities 2021-R02 2M1†(a)	0.95% (1 Mo. SOFR + .90%	)#	11/25/2041	35,100	35,154,826
Freddie Mac STACR REMIC Trust 2021-DNA3 M1†	0.80% (1 Mo. SOFR + .75%	)#	10/25/2033	16,993	17,001,488
Freddie Mac STACR REMIC Trust 2021-DNA5 M1†	0.70% (1 Mo. SOFR + .65%	)#	1/25/2034	6,081	6,081,466
Freddie Mac STACR REMIC Trust 2021-DNA6 M1†	0.85% (1 Mo. SOFR + .80%	)#	10/25/2041	27,300	27,321,316
Freddie Mac STACR REMIC Trust 2021-HQA1 M1†	0.75% (1 Mo. SOFR + .70%	)#	8/25/2033	17,796	17,805,308
Freddie Mac STACR REMIC Trust 2021-HQA2 M1†	0.75% (1 Mo. SOFR + .70%	)#	12/25/2033	10,125	10,128,322
Freddie Mac STACR REMIC Trust 2021-HQA3 M1†	0.90% (1 Mo. SOFR + .85%	)#	9/25/2041	15,920	15,936,453
Freddie Mac Structured Agency Credit Risk Debt Notes 2021-DNA2 M1†	0.85% (1 Mo. SOFR + .80%	)#	8/25/2033	22,401	22,417,200

426	See Notes to Financial Statements.

Schedule of Investments (continued)

ULTRA SHORT BOND FUND November 30, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Freddie Mac Structured Agency Credit Risk Debt Notes 2021-DNA7 M1†	0.898% (1 Mo. SOFR + .85%	)#	11/25/2041	$50,170	$50,219,081
Great Wolf Trust 2019-WOLF A†	1.124% (1 Mo. LIBOR + 1.03%	)#	12/15/2036	14,400	14,388,899
GS Mortgage Securities Corp. Trust 2018-HULA A†	1.01% (1 Mo. LIBOR + .92%	)#	7/15/2025	15,138	15,139,052
GS Mortgage Securities Corp. Trust 2021-RENT A†	0.791% (1 Mo. LIBOR + .70%	)#	11/21/2035	24,750	24,657,475
GS Mortgage Securities Corp. Trust 2021-ROSS A†	1.24% (1 Mo. LIBOR + 1.15%	)#	5/15/2026	40,000	40,108,024
Hilton Orlando Trust 2018-ORL A†	1.01% (1 Mo. LIBOR + .92%	)#	12/15/2034	36,955	36,924,671
KIND Trust 2021-KIND A†	1.04% (1 Mo. LIBOR + .95%	)#	8/15/2038	24,750	24,799,295
Life 2021-BMR Mortgage Trust 2021-BMR A†	0.79% (1 Mo. LIBOR + .70%	)#	3/15/2038	32,000	31,975,002
MFRA Trust 2021-NQM2 A1†	1.029%	#(g)	11/25/2064	33,813	33,639,015
Mortgage Repurchase Agreement Financing Trust 2021-1 A1†	0.591% (1 Mo. LIBOR + .50%	)#	3/10/2022	40,000	40,051,388
Mortgage Repurchase Agreement Financing Trust Series 2021-S1 A1†	0.591% (1 Mo. LIBOR + .50%	)#	9/10/2022	72,900	72,990,797
Motel Trust 2021-MTL6 A†	0.99% (1 Mo. LIBOR + .90%	)#	9/15/2038	27,300	27,299,934
OBX Trust 2021-NQM3 A1†	1.054%	#(g)	7/25/2061	56,795	56,304,466
ONE PARK Mortgage Trust 2021-PARK A†	0.79% (1 Mo. LIBOR + .70%	)#	3/15/2036	49,520	49,366,978
PFP Ltd. 2021-7 A†	0.94% (1 Mo. LIBOR + .85%	)#	4/14/2038	104,895	104,431,131
Ready Capital Mortgage Financing LLC 2021-FL5 A†	1.092% (1 Mo. LIBOR + 1.00%	)#	4/25/2038	46,999	47,017,951
VASA Trust 2021-VASA A†	0.99% (1 Mo. LIBOR + .90%	)#	7/15/2039	55,250	55,311,029
Verus Securitization Trust 2021-4 A1†	0.938%	#(g)	7/25/2066	57,932	57,357,139
Verus Securitization Trust 2021-5 A1†	1.013%	#(g)	9/25/2066	26,343	26,003,359
Verus Securitization Trust 2021-5 A2†	1.218%	#(g)	9/25/2066	8,388	8,280,447

See Notes to Financial Statements.	427

Schedule of Investments (continued)

ULTRA SHORT BOND FUND November 30, 2021

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
VNDO Mortgage Trust 2012-6AVE A†	2.996%	11/15/2030	$16,870	$17,157,306
WF-RBS Commercial Mortgage Trust 2012-C7 A2	3.431%	6/15/2045	52,704	53,014,405
Total Non-Agency Commercial Mortgage-Backed Securities (cost $1,867,097,973)				1,861,735,417

U.S. TREASURY OBLIGATIONS 2.49%
U.S. Treasury Bill (cost $431,401,626)	Zero Coupon	1/27/2022	431,431	431,401,969
Total Long-Term Investments (cost $16,366,815,785)				16,346,270,257

SHORT-TERM INVESTMENTS 5.92%

COMMERCIAL PAPER 5.37%

Automobiles 0.68%
General Motors Financial Co., Inc.	0.243%	12/1/2021	117,545	117,545,000

Chemicals 0.15%
FMC Corp.	0.284%	12/1/2021	26,342	26,342,000

Electric 0.33%
Enel Finance America LLC	0.458%	2/4/2022	28,327	28,316,769
Hawaiian Electric Co.	0.254%	12/7/2021	28,176	28,174,826
Total				56,491,595

Electronics 0.96%
Flex Ltd.	0.385%	12/7/2021	165,441	165,430,523

Health Care-Services 0.32%
Catholic Health Initiatives	0.456%	12/8/2021	54,727	54,722,211

Oil: Crude Producers 0.83%
Energy Transfer Partners LP	0.406%	12/3/2021	97,428	97,425,835
Energy Transfer Partners LP	0.406%	12/6/2021	45,291	45,288,484
Total				142,714,319

REITS 0.08%
Welltower, Inc.	0.193%	12/6/2021	13,636	13,635,640

Retail 0.72%
Autonation, Inc	0.223%	12/1/2021	103,020	103,020,000
Autonation, Inc	0.284%	12/7/2021	22,366	22,364,956
Total				125,384,956

428	See Notes to Financial Statements.

Schedule of Investments (continued)

ULTRA SHORT BOND FUND November 30, 2021

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Telecommunications 1.30%
AT&T, Inc.	0.407%	12/14/2021	$63,766	$63,756,790
AT&T, Inc.	0.407%	12/14/2021	87,972	87,959,293
AT&T, Inc.	0.407%	12/16/2021	73,896	73,883,684
Total				225,599,767
Total Commercial Paper (cost $927,853,225)				927,866,011

REPURCHASE AGREEMENTS 0.55%
Repurchase Agreement dated 11/30/2021, 0.00% due 12/1/2021 with Fixed Income Clearing Corp. collateralized by $23,638,500 of U.S. Treasury Note at 0.25% due 11/15/2023;, $70,574,200 of U.S. Treasury Note at 2.875% due 10/31/2023; value: $97,463,886; proceeds: $95,552,803 (cost $95,552,803)			95,553	95,552,803
Total Short-Term Investments (cost $1,023,406,028)				1,023,418,814
Total Investments in Securities 100.44% (cost $17,390,221,813)				17,369,689,071
Other Assets and Liabilities – Net(h) (0.44)%				(76,435,043)
Net Assets 100.00%				$17,293,254,028

CMT	Constant Maturity Rate.
LIBOR	London Interbank Offered Rate.
SOFR	Secured Over Night Financing Rate.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At November 30, 2021, the total value of Rule 144A securities was $8,340,496,472, which represents 48.23% of net assets.
#	Variable rate security. The interest rate represents the rate in effect at November 30, 2021.
(a)	Securities purchased on a when-issued basis (See Note 2(j)).
(b)	Variable Rate is Fixed to Float: Rate remains fixed or at Zero Coupon until designated future date.
(c)	Foreign security traded in U.S. dollars.
(d)	Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the London Interbank Offered Rate (“LIBOR”) or the prime rate offered by major U.S. banks. The rate(s) shown is the rate(s) in effect at November 30, 2021.
(e)	Interest rate to be determined.
(f)	Level 3 Investment as described in Note 2(t) in the Notes to Financials. Floating Rate Loans categorized as Level 3 are valued based on a single quotation obtained from a dealer. Accounting principles generally accepted in the United States of America do not require the Fund to create quantitative unobservable inputs that were not developed by the Fund. Therefore, the Fund does not have access to unobservable inputs and cannot disclose such inputs in the valuation.
(g)	Interest rate is based on the weighted average interest rates of the underlying mortgages within the mortgage pool.
(h)	Other Assets and Liabilities – Net include net unrealized depreciation on futures contracts as follows:

See Notes to Financial Statements.	429

Schedule of Investments (concluded)

ULTRA SHORT BOND FUND November 30, 2021

Open Futures Contracts at November 30, 2021:

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Depreciation
U.S. 2-Year Treasury Note	March 2022	8,053	Short	$(1,758,243,831)	$(1,761,467,930)	$(3,224,099)

The following is a summary of the inputs used as of November 30, 2021 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Asset-Backed Securities	$–	$4,408,341,638	$–	$4,408,341,638
Corporate Bonds	–	9,146,159,437	–	9,146,159,437
Floating Rate Loans
Health Care Services	–	–	49,344,000	49,344,000
Telecommunications	–	–	45,024,075	45,024,075
Remaining Industries	–	381,482,481	–	381,482,481
Foreign Government Obligations	–	22,781,240	–	22,781,240
Non-Agency Commercial Mortgage-Backed Securities	–	1,861,735,417	–	1,861,735,417
U.S. Treasury Obligations	–	431,401,969	–	431,401,969
Short-Term Investments
Commercial Paper	–	927,866,011	–	927,866,011
Repurchase Agreements	–	95,552,803	–	95,552,803
Total	$–	$17,275,320,996	$94,368,075	$17,369,689,071
Other Financial Instruments
Futures Contracts
Assets	$–	$–	$–	$–
Liabilities	(3,224,099)	–	–	(3,224,099)
Total	$(3,224,099)	$–	$–	$(3,224,099)

(1)	Refer to Note 2(t) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. When applicable each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets. Management has determined not to provide a reconciliation as the balance of Level 3 investments was not considered to be material to the Fund’s net assets at the beginning or end of the year.

430	See Notes to Financial Statements.

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431

Statements of Assets and Liabilities

November 30, 2021

	Convertible Fund	Core Fixed Income Fund	Core Plus Bond Fund
ASSETS:
Investments in securities, at cost	$1,521,779,713	$2,230,810,523	$417,501,940
Investments in securities, at fair value including $8,699,544, $0, $0, $0, $0, $7,208,542, $0 and $0, respectively, of securities loaned	$1,615,248,901	$2,242,831,524	$418,610,986
Cash	–	–	–
Cash at broker	–	–	–
Deposits with brokers for futures collateral	–	4,296,645	377,000
Deposit with brokers for forwards and swaps collateral	–	2,233,660	3
Receivables:
Investment securities sold	16,282,262	20,885,442	4,530,248
Interest and dividends	4,571,814	6,325,427	2,570,816
Capital shares sold	3,159,354	4,782,459	2,244,869
Securities lending income receivable	54,643	–	–
From broker	–	–	–
From advisor (See Note 3)	–	17,611	–
Variation margin for futures contracts	–	2,201,460	199,411
Variation margin for centrally cleared swap agreements	–	–	–
Unrealized appreciation on forward foreign currency exchange contracts	2,369,831	–	34,832
Unrealized appreciation on CPI swaps	–	–	–
Prepaid expenses and other assets	90,314	70,913	78,990
Total assets	1,641,777,119	2,283,645,141	428,647,155
LIABILITIES:
Payables:
Investment securities purchased	17,618,753	228,024,741	19,715,795
Payable for collateral due to broker for securities lending	9,297,335	–	–
Payable due to broker for swap collateral	–	–	–
Capital shares reacquired	5,048,573	2,140,510	882,389
Management fee	909,968	377,751	93,219
12b-1 distribution plan	170,106	179,373	40,873
Trustees’ fees	133,086	208,272	15,994
Fund administration	55,185	67,331	13,317
Variation margin for futures contracts	–	–	–
To bank	–	347,287	254,680
Variation margin for centrally cleared swap agreements	–	–	–
Credit default swap agreements payable, at fair value (including upfront payments of $0, $1,883,165, $368,676, $0, $0, $32,503,522, $2,721,797 and $0, respectively)	–	1,709,565	451,437
Interfund lending payable	–	–	–
Interfund lending interest payable	–	–	–
Unrealized depreciation on forward foreign currency exchange contracts	17,961	–	6,561
Unrealized depreciation on CPI swaps	–	–	–
Foreign currency overdraft (cost $26, $0, $135,732, $0, $3,567,880, $0, $3,382,872, $0, respectively)	26	–	132,638
Unrealized depreciation on unfunded commitments	–	–	803
Total return swaps, at fair value	–	–	–
Distributions payable	–	2,448,344	808,753
Accrued expenses and other liabilities	317,269	392,673	118,723
Total liabilities	33,568,262	235,895,847	22,535,182
Commitments and contingent liabilities
NET ASSETS	$1,608,208,857	$2,047,749,294	$406,111,973

432	See Notes to Financial Statements.

Corporate Bond Fund	Floating Rate Fund	High Yield Fund	Income Fund	Inflation Focused Fund

$11,428,532	$7,269,468,248	$7,084,450,125	$3,150,361,088	$3,726,756,039

$11,586,469	$7,286,718,730	$7,225,095,291	$3,209,339,037	$3,712,573,397
–	–	–	11,222,276	11,059,021
–	–	8,440,000	–	7,930,000
28,919	2,796,275	7,406,876	4,252,175	1,532,375

–	14,612,354	37,060,160	2,150,694	128,076,970

135,643	338,784,470	261,824,786	12,446,102	19,781,903
104,253	41,575,138	98,202,038	24,374,538	19,566,136
15,108	46,665,560	42,251,155	15,376,895	42,290,665
–	–	57,513	–	–
–	43,620	–	–	–
17,003	–	–	–	–
–	–	–	1,277,866	–

–	241,170	1,871,125	–	–

–	5,746,691	14,841,497	1,964,049	–
–	–	–	–	37,073,339
33,957	244,196	123,309	77,363	273,149
11,921,352	7,737,428,204	7,697,173,750	3,282,480,995	3,980,156,955

156,496	704,928,433	232,420,523	82,036,856	156,172,847

–	–	7,416,688	–	–
–	–	8,440,000	–	7,930,000
5,969	56,557,622	20,946,752	7,046,247	16,376,110
3,821	2,588,864	3,204,363	981,980	849,654
1,297	1,623,872	725,585	425,646	388,585
806	1,101,316	836,654	499,557	140,224
382	226,468	246,486	103,772	116,682
4	700,471	615,485	–	409,738
41,072	31,762,956	4,438,376	–	–

–	–	1,473,911	–	7,959,866

–	–	24,316,698	2,478,617	–
–	–	86,282,213	–	–
–	–	1,288	–	–

–	609,765	2,591,267	21,460	–
–	–	–	–	49,497,495

–	3,559,448	–	3,413,969	–
–	96,303	18,243	–	–
–	4,939,416	–	–	–
28,380	21,125,014	33,141,210	7,648,328	5,930,331
52,688	1,489,404	1,731,781	502,880	366,486
290,915	831,309,352	428,847,523	105,159,312	246,138,018

$11,630,437	$6,906,118,852	$7,268,326,227	$3,177,321,683	$3,734,018,937

See Notes to Financial Statements.	433

Statements of Assets and Liabilities (continued)

November 30, 2021

	Convertible Fund	Core Fixed Income Fund	Core Plus Bond Fund
COMPOSITION OF NET ASSETS:
Paid-in capital	$1,283,056,387	$2,041,732,260	$408,205,336
Total distributable earnings (loss)	325,152,470	6,017,034	(2,093,363)
Net Assets	$1,608,208,857	$2,047,749,294	$406,111,973
Net Assets by class:
Class A Shares	$365,551,188	$646,894,008	$76,162,236
Class C Shares	$79,104,096	$29,522,567	$5,549,778
Class F Shares	$804,858,541	$342,050,053	$274,812,082
Class F3 Shares	$37,889,463	$442,420,822	$34,554,393
Class I Shares	$259,179,990	$534,312,818	$13,423,363
Class P Shares	$43,494	–	–
Class R2 Shares	$93,719	$849,985	–
Class R3 Shares	$36,482,607	$9,263,995	$159,110
Class R4 Shares	$918,539	$10,587,344	$378,871
Class R5 Shares	$1,905,306	$1,442,975	$11,320
Class R6 Shares	$22,181,914	$30,404,727	$1,060,820
Outstanding shares by class (unlimited number of authorized shares of beneficial interest):
Class A Shares	19,001,175	58,093,666	4,953,564
Class C Shares	4,154,273	2,663,387	360,862
Class F Shares	41,815,815	30,723,140	17,888,697
Class F3 Shares	1,949,135	39,733,172	2,247,677
Class I Shares	13,364,082	48,010,478	873,292
Class P Shares	2,213	–	–
Class R2 Shares	4,775	76,308	–
Class R3 Shares	1,908,198	831,756	10,352
Class R4 Shares	47,750	951,003	24,649
Class R5 Shares	98,280	129,568	736
Class R6 Shares	1,140,817	2,731,664	68,996
Net Asset Value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$19.24	$11.14	$15.38
Class A Shares-Maximum offering price (Net asset value plus sales charge of 2.25%)	$19.68	$11.40	$15.73
Class C Shares-Net asset value	$19.04	$11.08	$15.38
Class F Shares-Net asset value	$19.25	$11.13	$15.36
Class F3 Shares-Net asset value	$19.44	$11.13	$15.37
Class I Shares-Net asset value	$19.39	$11.13	$15.37
Class P Shares-Net asset value	$19.65	–	–
Class R2 Shares-Net asset value*	$19.63	$11.14	–
Class R3 Shares-Net asset value*	$19.12	$11.14	$15.37
Class R4 Shares-Net asset value	$19.24	$11.13	$15.37
Class R5 Shares-Net asset value	$19.39	$11.14	$15.38
Class R6 Shares-Net asset value*	$19.44	$11.13	$15.38
*	Net asset value may not recalculate due to rounding of fractional shares.

434	See Notes to Financial Statements.

Corporate Bond Fund	Floating Rate Fund	High Yield Fund	Income Fund	Inflation Focused Fund

$11,406,006	$8,432,092,100	$7,136,702,542	$3,095,916,410	$3,938,549,123
224,431	(1,525,973,248)	131,623,685	81,405,273	(204,530,186)
$11,630,437	$6,906,118,852	$7,268,326,227	$3,177,321,683	$3,734,018,937

$2,546,582	$1,981,600,053	$1,089,068,631	$1,275,011,692	$560,624,277
$547,218	$499,849,757	$258,440,769	$81,240,278	$92,580,319
$4,660,273	$2,999,065,418	$2,239,174,304	$570,552,501	$1,818,237,822
$1,770,375	$137,807,997	$737,767,790	$985,588,659	$236,950,770
$145,769	$1,133,927,182	$1,759,013,401	$135,924,897	$1,006,157,199
–	–	$43,769	–	–
$28,958	$964,779	$6,381,354	$1,349,750	$299
$68,937	$51,914,799	$113,622,571	$56,410,246	$401,721
$29,211	$2,679,897	$96,476,693	$4,501,432	$2,020,382
$29,436	$2,974,863	$267,722,192	$6,308,643	$304,093
$1,803,678	$95,334,107	$700,614,753	$60,433,585	$16,742,055

245,191	236,800,611	146,632,931	426,872,018	45,051,888
52,699	59,684,440	34,982,537	27,087,252	7,431,105
447,938	358,745,278	301,844,856	191,003,178	145,868,263
170,450	16,442,279	98,868,391	330,007,999	19,024,964
14,041	135,412,558	235,798,756	45,474,676	80,875,860
–	–	5,810	–	–
2,788	115,179	854,258	448,749	24
6,638	6,200,728	15,212,594	18,826,136	32,305
2,812	320,289	12,992,383	1,506,597	162,458
2,834	355,022	35,907,122	2,110,671	24,474
173,657	11,380,272	93,884,134	20,238,152	1,346,479

$10.39	$8.37	$7.43	$2.99	$12.44

$10.63	$8.56	$7.60	$3.06	$12.73
$10.38	$8.37	$7.39	$3.00	$12.46
$10.40	$8.36	$7.42	$2.99	$12.46
$10.39	$8.38	$7.46	$2.99	$12.45
$10.38	$8.37	$7.46	$2.99	$12.44
–	–	$7.53	–	–
$10.39	$8.38	$7.47	$3.01	$12.38
$10.38	$8.37	$7.47	$3.00	$12.44
$10.39	$8.37	$7.43	$2.99	$12.44
$10.39	$8.38	$7.46	$2.99	$12.43
$10.39	$8.38	$7.46	$2.99	$12.43

See Notes to Financial Statements.	435

Statements of Assets and Liabilities (continued)

November 30, 2021

	Short Duration Core Bond Fund	Short Duration Income Fund
ASSETS:
Investments in securities, at cost	$198,647,373	$63,727,747,455
Investments in securities, at fair value	$198,290,175	$63,682,123,228
Cash	159,250	101,580,921
Deposits with brokers for futures collateral	12,164	34,386,259
Deposit with brokers for forwards and swaps collateral	–	13,590,708
Foreign cash, at value (cost $0, $57,751, $82,261 and $0, respectively)	–	57,416
Receivables:
Investment securities sold	889,073	421,536,354
Interest and dividends	740,558	308,322,814
Capital shares sold	715,742	273,869,443
From advisor (See Note 3)	32,166	–
Variation margin for futures contracts	–	–
Variation margin for centrally cleared swap agreements	–	–
Unrealized appreciation on forward foreign currency exchange contracts	–	912,278
Credit default swap agreements receivable, at fair value (including upfront payments of $2,414, $84,436, $25,105 and $0, respectively)	7,044	1,072,959
Prepaid expenses and other assets	39,776	1,020,424
Total assets	200,885,948	64,838,472,804
LIABILITIES:
Payables:
Investment securities purchased	16,173,023	1,640,807,328
Capital shares reacquired	659,428	153,625,066
Management fee	45,391	13,035,180
12b-1 distribution plan	19,876	10,413,502
Trustees’ fees	6,634	6,039,785
Fund administration	6,052	2,065,903
Variation margin for futures contracts	47	11,084,848
To bank	–	–
Credit default swap agreements payable, at fair value (including upfront payments of $0, $6,909,602, $3,553,970 and $0, respectively)	–	15,056,521
Unrealized depreciation on forward foreign currency exchange contracts	–	4,103,165
Unrealized depreciation on unfunded commitments	–	–
Distributions payable	300,150	119,690,237
Accrued expenses	73,312	7,406,315
Total liabilities	17,283,913	1,983,327,850
Commitments and contingent liabilities
NET ASSETS	$183,602,035	$62,855,144,954
COMPOSITION OF NET ASSETS:
Paid-in capital	$185,779,120	$67,008,696,591
Total distributable earnings (loss)	(2,177,085)	(4,153,551,637)
Net Assets	$183,602,035	$62,855,144,954

436	See Notes to Financial Statements.

Total Return Fund	Ultra Short Bond Fund

$4,292,861,829	$17,390,221,813
$4,317,933,313	$17,369,689,071
–	25,330,331
11,865,303	4,630,475
6,850,983	–
81,785	–

56,683,835	131,145,229
21,197,538	57,853,536
12,767,817	77,812,126
14,223	–
5,529,604	25,144
172,081	–
1,015,307	–

31,296	–
69,581	636,145
4,434,212,666	17,667,122,057

263,187,834	295,298,681
4,668,570	64,050,116
950,877	2,459,680
367,905	1,636,070
467,305	1,391,419
136,173	578,748
–	–
1,262,547	–

4,099,898	–
98,976	–
8,225	–
7,272,032	6,577,413
833,300	1,875,902
283,353,642	373,868,029

$4,150,859,024	$17,293,254,028

$4,136,164,249	$17,364,863,847
14,694,775	(71,609,819)
$4,150,859,024	$17,293,254,028

See Notes to Financial Statements.	437

Statements of Assets and Liabilities (concluded)

November 30, 2021

	Short Duration Core Bond Fund	Short Duration Income Fund
Net Assets by class:
Class A Shares	$47,227,130	$13,355,735,810
Class A1 Shares	–	–
Class C Shares	$4,025,750	$3,379,489,563
Class F Shares	$104,324,356	$26,865,299,341
Class F3 Shares	$513,911	$5,139,001,006
Class I Shares	$26,462,702	$12,428,298,422
Class P Shares	–	–
Class R2 Shares	–	$9,900,640
Class R3 Shares	$60,741	$410,131,094
Class R4 Shares	$12,108	$168,337,528
Class R5 Shares	$12,108	$63,716,636
Class R6 Shares	$963,229	$1,035,234,914
Outstanding shares by class (unlimited number of authorized shares of beneficial interest):
Class A Shares	4,834,047	3,209,807,466
Class A1 Shares	–	–
Class C Shares	412,271	807,253,730
Class F Shares	10,685,024	6,460,827,315
Class F3 Shares	52,648	1,233,580,987
Class I Shares	2,709,421	2,989,542,346
Class P Shares	–	–
Class R2 Shares	–	2,378,327
Class R3 Shares	6,220	98,470,567
Class R4 Shares	1,240	40,407,686
Class R5 Shares	1,240	15,351,918
Class R6 Shares	98,653	248,940,227
Net Asset Value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$9.77	$4.16
Class A Shares-Maximum offering price (Net asset value plus sales charge of 2.25%)**	$9.99	$4.26
Class A1 Shares-Net asset value	–	–
Class A1 Shares-Maximum offering price (Net asset value plus sales charge of 1.50%)	–	–
Class C Shares-Net asset value	$9.76	$4.19
Class F Shares-Net asset value	$9.76	$4.16
Class F3 Shares-Net asset value	$9.76	$4.17
Class I Shares-Net asset value	$9.77	$4.16
Class P Shares-Net asset value	–	–
Class R2 Shares-Net asset value	–	$4.16
Class R3 Shares-Net asset value*	$9.76	$4.17
Class R4 Shares-Net asset value*	$9.77	$4.17
Class R5 Shares-Net asset value*	$9.77	$4.15
Class R6 Shares-Net asset value	$9.76	$4.16

**	Sales charge not applicable to Ultra Short Bond Fund.
*	Net asset value may not recalculate due to rounding of fractional shares.

438	See Notes to Financial Statements.

Total Return Fund	Ultra Short Bond Fund

$1,300,030,552	$10,038,159,113
–	$13,239,843
$59,759,013	–
$1,059,760,011	$5,349,685,601
$881,986,017	$519,234,690
$433,257,729	$1,285,378,390
$710,338	–
$1,768,204	–
$37,845,539	–
$44,057,617	–
$78,821,888	$592,242
$252,862,116	$86,964,149

123,354,210	1,003,905,637
–	1,323,580
5,674,768	–
100,561,099	534,902,770
83,649,812	51,925,908
41,030,345	128,572,846
67,082	–
167,828	–
3,591,783	–
4,180,482	–
7,476,320	59,224
23,970,921	8,694,740

$10.54	$10.00

$10.78	$10.23
–	$10.00

–	$10.15
$10.53	–
$10.54	$10.00
$10.54	$10.00
$10.56	$10.00
$10.59	–
$10.54	–
$10.54	–
$10.54	–
$10.54	$10.00
$10.55	$10.00

See Notes to Financial Statements.	439

Statements of Operations

For the Year Ended November 30, 2021

	Convertible Fund	Core Fixed Income Fund	Core Plus Bond Fund
Investment income:
Dividends (net of foreign withholding taxes of $29,407, $0, $0, $0, $0, $2,657, $0 and $0, respectively)	$7,310,968	$–	$–
Securities lending net income	65,628	–	–
Interest and other (net of foreign withholding taxes of $0, $1,038, $0, $0, $0, $102,336, $1,436 and $0, respectively)	17,810,525	32,331,569	8,586,861
Interest earned from Interfund Lending (See Note 12)	–	247	–
Total investment income	25,187,121	32,331,816	8,586,861
Expenses:
Management fee	11,024,766	4,586,688	864,633
12b-1 distribution plan-Class A	728,963	1,324,948	136,541
12b-1 distribution plan-Class C	697,925	328,328	48,105
12b-1 distribution plan-Class F	849,457	356,329	191,290
12b-1 distribution plan-Class P	310	–	–
12b-1 distribution plan-Class R2	526	4,136	–
12b-1 distribution plan-Class R3	170,338	53,279	741
12b-1 distribution plan-Class R4	1,357	26,589	794
Shareholder servicing	1,409,021	1,370,441	277,510
Fund administration	668,318	817,346	123,519
Registration	318,181	247,391	188,475
Reports to shareholders	90,301	34,318	6,616
Professional	67,992	79,824	58,440
Trustees’ fees	63,355	80,592	11,485
Custody	30,651	58,791	31,589
Interest paid from Interfund Lending (See Note 12)	1,406	–	–
Other	113,150	107,247	43,034
Gross expenses	16,236,017	9,476,247	1,982,772
Expense reductions (See Note 10)	(1,408)	(1,243)	(258)
Fees waived and expenses reimbursed (See Note 3)	(30,651)	(58,791)	(141,868)
Shareholder servicing reimbursed-Class I (See Note 3)	–	(203,107)	–
Net expenses	16,203,958	9,213,106	1,840,646
Net investment income	8,983,163	23,118,710	6,746,215

440	See Notes to Financial Statements.

Corporate Bond Fund	Floating Rate Fund	High Yield Fund	Income Fund	Inflation Focused Fund

$–	$3,319,916	$4,433,817	$313,627	$148,810
–	–	452,123	–	–

318,054	286,222,641	431,069,723	97,732,552	31,989,797

–	–	–	–	–
318,054	289,542,557	435,955,663	98,046,179	32,138,607

46,185	28,489,454	41,436,957	11,447,978	5,590,754
5,434	3,727,092	2,341,938	2,513,322	584,740
6,302	4,540,993	2,291,901	775,136	381,903
4,215	2,552,028	2,217,119	569,906	855,928
–	–	210	–	–
174	5,865	37,293	8,473	217
314	234,998	568,984	274,758	1,601
73	6,827	260,951	15,233	4,786
3,821	4,316,790	6,133,039	1,959,161	1,208,144
4,618	2,487,951	3,194,957	1,206,557	755,157
155,208	375,879	318,149	242,443	511,339
1,870	2	134,359	22,667	7,361
57,734	129,348	151,835	101,813	103,373
465	241,558	317,647	117,738	62,293
7,405	126,468	137,851	50,241	57,593
–	–	2,249	–	–
7,889	357,473	284,162	115,744	87,368
301,707	47,592,726	59,829,601	19,421,170	10,212,557
–	(5,356)	(4,857)	(1,938)	(1,377)
(231,086)	(126,468)	(137,851)	(50,241)	(57,593)
–	–	–	–	–
70,621	47,460,902	59,686,893	19,368,991	10,153,587
247,433	242,081,655	376,268,770	78,677,188	21,985,020

See Notes to Financial Statements.	441

Statements of Operations (continued)

For the Year Ended November 30, 2021

	Convertible Fund	Core Fixed Income Fund	Core Plus Bond Fund
Net realized and unrealized gain (loss):
Net realized gain (loss) on Investments	$317,845,852	$12,229,671	$1,380,996
Net realized gain (loss) on futures contracts	–	(3,965,876)	(568,970)
Net realized gain (loss) on forward foreign currency exchange contracts	(3,399,530)	184,157	(14,765)
Net realized gain (loss) on swap contracts	–	(2,663,431)	(519,013)
Net realized gain (loss) on foreign currency related transactions	730,506	–	6,931
Net change in unrealized appreciation/depreciation on Investments	(218,671,662)	(37,590,950)	(4,565,230)
Net change in unrealized appreciation/depreciation on futures contracts	–	3,283,768	305,192
Net change in unrealized appreciation/depreciation on forward foreign currency exchange contracts	2,736,224	123,919	54,832
Net change in unrealized appreciation/depreciation on swap contracts	–	277,396	(68,046)
Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies	(30,148)	156	(212)
Net change in unrealized appreciation/depreciation on unfunded commitments	–	–	(803)
Net realized and unrealized gain (loss)	99,211,242	(28,121,190)	(3,989,088)
Net Increase (Decrease) in Net Assets Resulting From Operations	$108,194,405	$(5,002,480)	$2,757,127

442	See Notes to Financial Statements.

Corporate Bond Fund	Floating Rate Fund	High Yield Fund	Income Fund	Inflation Focused Fund
$196,633	$14,385,691	$420,834,167	$88,980,292	$1,688,843
51,937	4,908,240	21,817,545	(6,110,868)	(7,083,076)
–	507,633	1,181,414	274,192	(26,551)
–	4,742,156	3,388,532	1,898,553	(67,700,926)
–	(367,468)	(1,387,876)	(81,939)	(2,022)
(395,211)	85,566,625	(306,006,546)	(93,887,136)	(11,155,980)
7,328	(2,662,905)	(2,969,875)	3,494,871	794,025
–	5,735,899	14,069,000	2,085,073	3,275
–	(3,194,992)	12,510,610	(4,539,958)	216,268,849

1	530,519	(186,495)	(22,577)	(70)

–	40,614	(40,197)	–	–
(139,312)	110,192,012	163,210,279	(7,909,497)	132,786,367

$108,121	$352,273,667	$539,479,049	$70,767,691	$154,771,387

See Notes to Financial Statements.	443

Statements of Operations (concluded)

For the Year Ended November 30, 2021

	Short Duration Core Bond Fund	Short Duration Income Fund
Investment income:
Dividends	$–	$5,663,038
Interest and other (net of foreign withholding taxes of $0, $0, $0 and $0, respectively)	2,204,520	1,263,164,794
Interest earned from Interfund Lending (See Note 12)	–	745
Total investment income	2,204,520	1,268,828,577
Expenses:
Management fee	505,303	150,704,642
12b-1 distribution plan-Class A	92,059	26,379,777
12b-1 distribution plan-Class A1	–	–
12b-1 distribution plan-Class C	38,457	31,356,806
12b-1 distribution plan-Class F	100,544	25,317,438
12b-1 distribution plan-Class P	–	–
12b-1 distribution plan-Class R2	–	69,639
12b-1 distribution plan-Class R3	267	2,016,403
12b-1 distribution plan-Class R4	29	406,084
Registration	178,502	2,353,059
Shareholder servicing	133,985	39,708,092
Fund administration	67,374	23,872,743
Professional	58,305	458,039
Custody	15,839	551,741
Trustees’ fees	6,333	2,324,337
Reports to shareholders	4,368	190,309
Other	23,860	780,642
Gross expenses	1,225,225	306,489,751
Expense reductions (See Note 10)	(153)	(48,892)
Fees waived and expenses reimbursed (See Note 3)	(320,795)	(551,741)
Shareholder servicing reimbursed-Class I (See Note 3)	–	–
Net expenses	904,277	305,889,118
Net investment income	1,300,243	962,939,459
Net realized and unrealized gain (loss):
Net realized gain (loss) on Investments	445,616	260,943,539
Net realized gain (loss) on futures contracts	158,143	10,860,392
Net realized gain (loss) on forward foreign currency exchange contracts	(5,545)	10,523,212
Net realized gain (loss) on swap contracts	(69,131)	29,033,257
Net realized gain (loss) on foreign currency related transactions	(204)	226,968
Net change in unrealized appreciation/depreciation on Investments	(1,276,572)	(389,349,952)
Net change in unrealized appreciation/depreciation on futures contracts	(11,463)	12,524,163
Net change in unrealized appreciation/depreciation on forward foreign currency exchange contracts	1,638	(1,954,612)
Net change in unrealized appreciation/depreciation on swap contracts	117,054	(16,266,793)
Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies	(43)	(4,515)
Net change in unrealized appreciation/depreciation on unfunded commitments	–	–
Net realized and unrealized gain (loss)	(640,507)	(83,464,341)
Net Increase in Net Assets Resulting From Operations	$659,736	$879,475,118

444	See Notes to Financial Statements.

Total Return Fund	Ultra Short Bond Fund

$–	$–

101,362,229	147,550,141
212	200
101,362,441	147,550,341

11,667,743	32,791,962
2,744,981	16,785,749
–	39,753
600,912	–
1,027,938	6,109,662
3,030	–
13,098	–
284,745	–
124,348	–
271,452	1,724,274
3,315,633	10,177,793
1,671,960	7,715,756
89,348	159,137
112,144	271,051
165,186	778,712
78,048	–
126,284	390,030
22,296,850	76,943,879
(2,808)	(16,953)
(112,144)	(272,017)
(163,569)	–
22,018,329	76,654,909
79,344,112	70,895,432

45,248,913	2,455,409
(21,063,812)	3,507,439
(567,889)	–
(8,671,154)	–
71,683	–
(72,117,918)	(68,639,208)
8,319,211	(3,224,099)

1,353,994	–
924,513	–

(2,298)	–

(8,225)	–
(46,512,982)	(65,900,459)
$32,831,130	$4,994,973

See Notes to Financial Statements.	445

Statements of Changes in Net Assets

	Convertible Fund
INCREASE (DECREASE) IN NET ASSETS	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020
Operations:
Net investment income	$8,983,163	$8,280,966
Net realized gain (loss) on investments, futures contracts, forward foreign currency exchange contracts, swaps and foreign currency related transactions	315,176,828	197,625,004
Net change in unrealized appreciation/depreciation on investments, futures contracts, forward foreign currency exchange contracts, swaps, unfunded commitments and translation of assets and liabilities denominated in foreign currencies	(215,965,586)	248,550,714
Net increase (decrease) in net assets resulting from operations	108,194,405	454,456,684
Distributions to shareholders:
Class A	(44,474,798)	(12,026,469)
Class C	(9,636,964)	(3,152,590)
Class F	(98,696,767)	(15,483,914)
Class F3	(3,794,157)	(703,791)
Class I	(44,532,989)	(23,687,385)
Class P	(10,698)	(5,567)
Class R2	(6,653)	(4,234)
Class R3	(3,781,842)	(848,067)
Class R4	(62,354)	(6,762)
Class R5	(208,290)	(72,154)
Class R6	(938,396)	(407,738)
Total distributions to shareholders	(206,143,908)	(56,398,671)
Capital share transactions (Net of share conversions) (See Note 17):
Net proceeds from sales of shares	1,148,419,471	753,471,200
Reinvestment of distributions	184,921,377	51,918,546
Cost of shares reacquired	(1,004,464,628)	(516,629,223)
Net increase in net assets resulting from capital share transactions	328,876,220	288,760,523
Net increase (decrease) in net assets	230,926,717	686,818,536
NET ASSETS:
Beginning of year	$1,377,282,140	$690,463,604
End of year	$1,608,208,857	$1,377,282,140

446	See Notes to Financial Statements.

Core Fixed Income Fund		Core Plus Bond Fund
For the Year Ended November 30, 2021	For the Year Ended November 30, 2020	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020

$23,118,710	$31,744,335	$6,746,215	$6,619,390

5,784,521	79,393,615	285,179	4,457,156

(33,905,711)	17,515,377	(4,274,267)	3,490,588
(5,002,480)	128,653,327	2,757,127	14,567,134

(30,146,588)	(11,268,416)	(2,476,213)	(1,564,863)
(1,823,741)	(660,646)	(181,477)	(155,580)
(16,536,554)	(6,168,214)	(7,213,736)	(6,963,737)
(19,418,211)	(7,652,850)	(637,706)	(202,841)
(23,340,610)	(10,497,468)	(1,096,104)	(992,480)
–	–	–	–
(19,609)	(8,902)	–	–
(466,113)	(187,241)	(4,961)	(6,167)
(465,934)	(180,145)	(11,229)	(4,551)
(52,146)	(27,049)	(456)	(919)
(1,574,971)	(835,176)	(40,649)	(27,450)
(93,844,477)	(37,486,107)	(11,662,531)	(9,918,588)

566,871,625	1,175,119,050	289,650,946	228,820,166
93,164,727	37,271,368	11,626,541	9,922,011
(562,456,825)	(740,809,797)	(176,565,796)	(153,506,555)

97,579,527	471,580,621	124,711,691	85,235,622
(1,267,430)	562,747,841	115,806,287	89,884,168

$2,049,016,724	$1,486,268,883	$290,305,686	$200,421,518
$2,047,749,294	$2,049,016,724	$406,111,973	$290,305,686

See Notes to Financial Statements.	447

Statements of Changes in Net Assets (continued)

	Corporate Bond Fund
INCREASE (DECREASE) IN NET ASSETS	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020
Operations:
Net investment income	$247,433	$263,442
Net realized gain (loss) on investments, futures contracts, forward foreign currency exchange contracts, swaps and foreign currency related transactions	248,570	402,389
Net change in unrealized appreciation/depreciation on investments, futures contracts, forward foreign currency exchange contracts, swaps, unfunded commitments and translation of assets and liabilities denominated in foreign currencies	(387,882)	172,350
Net increase (decrease) in net assets resulting from operations	108,121	838,181
Distributions to shareholders:
Class A	(118,710)	(40,744)
Class C	(30,828)	(16,679)
Class F	(195,506)	(141,022)
Class F3	(87,404)	(63,015)
Class I	(6,770)	(5,550)
Class P	–	–
Class R2	(1,243)	(847)
Class R3	(2,650)	(1,701)
Class R4	(1,357)	(957)
Class R5	(1,443)	(1,037)
Class R6	(88,815)	(63,702)
Return of capital
Class A	–	–
Class C	–	–
Class F	–	–
Class F3	–	–
Class I	–	–
Class R2	–	–
Class R3	–	–
Class R4	–	–
Class R5	–	–
Class R6	–	–
Total distributions to shareholders	(534,726)	(335,254)
Capital share transactions (Net of share conversions) (See Note 17):
Net proceeds from sales of shares	3,286,355	7,415,917
Reinvestment of distributions	279,857	229,109
Cost of shares reacquired	(2,432,483)	(5,100,194)
Net increase (decrease) in net assets resulting from capital share transactions	1,133,729	2,544,832
Net increase (decrease) in net assets	707,124	3,047,759
NET ASSETS:
Beginning of year	$10,923,313	$7,875,554
End of year	$11,630,437	$10,923,313

448	See Notes to Financial Statements.

Floating Rate Fund		High Yield Fund
For the Year Ended November 30, 2021	For the Year Ended November 30, 2020	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020

$242,081,655	$333,650,171	$376,268,770	$383,295,703

24,176,252	(918,115,780)	445,833,782	(171,817,109)

86,015,760	161,355,097	(282,623,503)	332,891,348
352,273,667	(423,110,512)	539,479,049	544,369,942

(71,663,534)	(77,880,628)	(55,737,636)	(59,430,642)
(17,977,968)	(29,550,397)	(11,440,283)	(15,701,003)
(100,311,162)	(118,552,436)	(107,702,794)	(114,217,234)
(4,533,210)	(4,748,546)	(67,467,481)	(71,956,776)
(39,381,013)	(46,185,206)	(90,563,940)	(83,792,385)
–	–	(2,110)	(2,942)
(33,778)	(45,528)	(271,454)	(460,759)
(1,669,244)	(1,700,200)	(5,084,508)	(5,800,041)
(103,869)	(157,132)	(4,921,338)	(6,144,453)
(140,747)	(291,452)	(12,626,828)	(14,865,606)
(4,430,656)	(4,971,555)	(34,216,604)	(34,047,152)

–	(13,936,988)	–	–
–	(5,288,138)	–	–
–	(21,215,339)	–	–
–	(849,768)	–	–
–	(8,264,991)	–	–
–	(8,147)	–	–
–	(304,257)	–	–
–	(28,119)	–	–
–	(52,156)	–	–
–	(889,676)	–	–
(240,245,181)	(334,920,659)	(390,034,976)	(406,418,993)

3,152,226,991	2,769,549,859	2,223,607,627	4,557,701,200
202,485,760	277,197,863	363,727,584	378,696,214
(2,322,466,657)	(5,936,645,921)	(3,770,958,816)	(3,827,045,203)

1,032,246,094	$(2,889,898,199)	(1,183,623,605)	1,109,352,211
1,144,274,580	(3,647,929,370)	(1,034,179,532)	1,247,303,160

$5,761,844,272	$9,409,773,642	$8,302,505,759	$7,055,202,599
$6,906,118,852	$5,761,844,272	$7,268,326,227	$8,302,505,759

See Notes to Financial Statements.	449

Statements of Changes in Net Assets (continued)

	Income Fund
INCREASE (DECREASE) IN NET ASSETS	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020
Operations:
Net investment income	$78,677,188	$87,432,612
Net realized gain (loss) on investments, futures contracts, forward foreign currency exchange contracts, swaps and foreign currency related transactions	84,960,230	21,948,574
Net change in unrealized appreciation/depreciation on investments, futures contracts, forward foreign currency exchange contracts, swaps, unfunded commitments and translation of assets and liabilities denominated in foreign currencies	(92,869,727)	79,976,299
Net increase in net assets resulting from operations	70,767,691	189,357,485
Distributions to shareholders:
Class A	(37,966,179)	(40,039,344)
Class C	(2,229,886)	(4,336,200)
Class F	(17,756,247)	(22,016,457)
Class F3	(27,165,271)	(25,058,866)
Class I	(4,553,494)	(5,984,763)
Class R2	(37,083)	(50,895)
Class R3	(1,496,610)	(1,800,809)
Class R4	(182,213)	(325,479)
Class R5	(205,062)	(236,503)
Class R6	(1,942,082)	(2,235,220)
Total distributions to shareholders	(93,534,127)	(102,084,536)
Capital share transactions (Net of share conversions) (See Note 17):
Net proceeds from sales of shares	903,627,448	974,203,120
Reinvestment of distributions	87,005,996	92,724,686
Cost of shares reacquired	(704,310,353)	(944,205,546)
Net increase (decrease) in net assets resulting from capital share transactions	286,323,091	122,722,260
Net increase (decrease) in net assets	263,556,655	209,995,209
NET ASSETS:
Beginning of year	$2,913,765,028	$2,703,769,819
End of year	$3,177,321,683	$2,913,765,028

450	See Notes to Financial Statements.

Inflation Focused Fund		Short Duration Core Bond Fund
For the Year Ended November 30, 2021	For the Year Ended November 30, 2020	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020

$21,985,020	$19,519,379	$1,300,243	$1,144,019

(73,123,732)	(6,988,431)	528,879	173,966

205,910,099	(4,179,790)	(1,169,386)	524,598
154,771,387	8,351,158	659,736	1,842,583

(6,605,755)	(3,367,740)	(783,111)	(407,452)
(695,768)	(699,044)	(44,830)	(47,544)
(19,635,542)	(7,922,723)	(1,804,755)	(1,175,567)
(1,880,994)	(342,816)	(9,140)	(5,050)
(15,218,619)	(16,633,850)	(303,164)	(60,914)
(822)	(1,217)	–	(298)
(6,861)	(6,093)	(753)	(1,680)
(47,470)	(95,602)	(203)	(476)
(5,436)	(10,385)	(232)	(525)
(446,150)	(1,270,570)	(17,880)	(23,329)
(44,543,417)	(30,350,040)	(2,964,068)	(1,722,835)

3,375,804,253	283,087,556	168,095,317	170,629,856
42,764,809	27,038,763	2,830,620	1,670,767
(435,077,649)	(751,918,774)	(109,774,576)	(92,491,819)

2,983,491,413	(441,792,455)	61,151,361	79,808,804
3,093,719,383	(463,791,337)	58,847,029	79,928,552

$640,299,554	$1,104,090,891	$124,755,006	$44,826,454
$3,734,018,937	$640,299,554	$183,602,035	$124,755,006

See Notes to Financial Statements.	451

Statements of Changes in Net Assets (concluded)

	Short Duration Income Fund
INCREASE (DECREASE) IN NET ASSETS	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020
Operations:
Net investment income	$962,939,459	$1,237,223,645
Net realized gain (loss) on investments, futures contracts, forward foreign currency exchange contracts, swaps and foreign currency related transactions	311,587,368	(56,963,808)
Net change in unrealized appreciation/depreciation on investments, futures contracts, forward foreign currency exchange contracts, swaps, unfunded commitments and translation of assets and liabilities denominated in foreign currencies	(395,051,709)	36,380,905
Net increase in net assets resulting from operations	879,475,118	1,216,640,742
Distributions to shareholders:
Class A	(309,607,372)	(350,586,053)
Class A1	–	–
Class C	(62,982,386)	(106,276,101)
Class F	(617,730,413)	(688,006,004)
Class F3	(125,501,106)	(138,292,416)
Class I	(279,943,499)	(305,139,040)
Class P	–	–
Class R2	(227,822)	(365,608)
Class R3	(8,276,628)	(9,763,395)
Class R4	(3,848,330)	(4,531,989)
Class R5	(1,715,632)	(2,374,136)
Class R6	(25,537,393)	(27,870,793)
Total distributions to shareholders	(1,435,370,581)	(1,633,205,535)
Capital share transactions (Net of share conversions) (See Note 17):
Net proceeds from sales of shares	26,643,406,283	26,023,360,331
Reinvestment of distributions	1,242,281,987	1,411,722,115
Cost of shares reacquired	(20,390,255,915)	(26,669,111,863)
Net increase (decrease) in net assets resulting from capital share transactions	7,495,432,355	765,970,583
Net increase (decrease) in net assets	6,939,536,892	349,405,790
NET ASSETS:
Beginning of year	$55,915,608,062	$55,566,202,272
End of year	$62,855,144,954	$55,915,608,062

452	See Notes to Financial Statements.

Total Return Fund		Ultra Short Bond Fund
For the Year Ended November 30, 2021	For the Year Ended November 30, 2020	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020

$79,344,112	$95,432,675	$70,895,432	$237,124,012

15,017,741	164,923,469	5,962,848	(49,993,084)

(61,530,723)	5,727,695	(71,863,307)	12,662,427
32,831,130	266,083,839	4,994,973	199,793,355

(57,216,980)	(33,261,179)	(40,628,679)	(139,495,939)
–	–	(42,663)	(80,421)
(2,760,963)	(2,032,803)	–	–
(43,026,580)	(25,171,768)	(25,148,239)	(76,898,925)
(35,456,865)	(19,710,469)	(3,563,432)	(4,398,887)
(17,833,713)	(11,283,291)	(6,438,730)	(18,442,515)
(25,673)	(13,487)	–	–
(87,984)	(61,337)	–	–
(2,707,274)	(1,974,852)	–	–
(2,208,768)	(1,631,622)	–	–
(4,197,222)	(3,077,974)	(3,612)	(27,977)
(12,413,150)	(9,775,103)	(429,817)	(573,211)
(177,935,172)	(107,993,885)	(76,255,172)	(239,917,875)

989,612,784	1,231,781,820	11,462,190,489	21,872,176,858
164,741,222	99,416,854	71,411,372	228,044,541
(1,114,907,634)	(1,314,339,885)	(15,726,627,092)	(21,082,406,048)

39,446,372	16,858,789	(4,193,025,231)	1,017,815,351
(105,657,670)	174,948,743	(4,264,285,430)	977,690,831

$4,256,516,694	$4,081,567,951	$21,557,539,458	$20,579,848,627
$4,150,859,024	$4,256,516,694	$17,293,254,028	$21,557,539,458

See Notes to Financial Statements.	453

Financial Highlights

CONVERTIBLE FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class A
11/30/2021	$20.52	$0.09	$1.68	$1.77	$(0.19)	$(2.86)	$(3.05)
11/30/2020	14.15	0.14	7.40	7.54	(0.21)	(0.96)	(1.17)
11/30/2019	13.16	0.21	1.70	1.91	(0.53)	(0.39)	(0.92)
11/30/2018	13.31	0.16	(0.03)	0.13	(0.28)	–	(0.28)
11/30/2017	11.65	0.20	1.83	2.03	(0.37)	–	(0.37)
Class C
11/30/2021	20.37	(0.04)	1.66	1.62	(0.09)	(2.86)	(2.95)
11/30/2020	14.05	0.03	7.36	7.39	(0.11)	(0.96)	(1.07)
11/30/2019	13.08	0.12	1.69	1.81	(0.45)	(0.39)	(0.84)
11/30/2018	13.23	0.07	(0.03)	0.04	(0.19)	–	(0.19)
11/30/2017	11.57	0.13	1.83	1.96	(0.30)	–	(0.30)
Class F
11/30/2021	20.52	0.11	1.68	1.79	(0.20)	(2.86)	(3.06)
11/30/2020	14.15	0.16	7.39	7.55	(0.22)	(0.96)	(1.18)
11/30/2019	13.17	0.22	1.69	1.91	(0.54)	(0.39)	(0.93)
11/30/2018	13.32	0.18	(0.04)	0.14	(0.29)	–	(0.29)
11/30/2017	11.65	0.22	1.84	2.06	(0.39)	–	(0.39)
Class F3
11/30/2021	20.68	0.15	1.69	1.84	(0.22)	(2.86)	(3.08)
11/30/2020	14.24	0.18	7.46	7.64	(0.24)	(0.96)	(1.20)
11/30/2019	13.25	0.24	1.70	1.94	(0.56)	(0.39)	(0.95)
11/30/2018	13.39	0.20	(0.04)	0.16	(0.30)	–	(0.30)
4/4/2017 to 11/30/2017(c)	17.35	0.16	(4.01)	(3.85)	(0.11)	–	(0.11)
Class I
11/30/2021	20.66	0.13	1.68	1.81	(0.22)	(2.86)	(3.08)
11/30/2020	14.23	0.17	7.46	7.63	(0.24)	(0.96)	(1.20)
11/30/2019	13.24	0.24	1.70	1.94	(0.56)	(0.39)	(0.95)
11/30/2018	13.39	0.19	(0.04)	0.15	(0.30)	–	(0.30)
11/30/2017	11.71	0.23	1.85	2.08	(0.40)	–	(0.40)
Class P
11/30/2021	20.88	0.05	1.70	1.75	(0.12)	(2.86)	(2.98)
11/30/2020	14.37	0.09	7.55	7.64	(0.17)	(0.96)	(1.13)
11/30/2019	13.36	0.18	1.72	1.90	(0.50)	(0.39)	(0.89)
11/30/2018	13.51	0.13	(0.04)	0.09	(0.24)	–	(0.24)
11/30/2017	11.81	0.18	1.86	2.04	(0.34)	–	(0.34)

454	See Notes to Financial Statements.

			Ratios to Average Net Assets:						Supplemental Data:
Net asset value, end of period	Total return (%)(b)		Total expenses after waivers and/or reimburse- ments (%)		Total expenses (%)		Net invest- ment income (loss) (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$19.24	8.83		1.03		1.03		0.47		$365,551	154
20.52	57.67		1.06		1.06		0.86		290,469	138
14.15	15.80		1.06		1.06		1.59		143,294	161
13.16	0.94		1.04		1.04		1.21		133,181	213
13.31	17.86		1.03		1.04		1.63		116,819	224

19.04	8.08		1.70		1.70		(0.19)		79,104	154
20.37	56.72		1.70		1.70		0.21		64,570	138
14.05	15.00		1.70		1.70		0.94		41,278	161
13.08	0.27		1.69		1.69		0.56		38,615	213
13.23	17.25		1.65		1.66		1.06		42,574	224

19.25	8.98		0.93		0.93		0.59		804,859	154
20.52	57.83		0.96		0.96		0.96		625,813	138
14.15	15.92		0.96		0.96		1.69		173,878	161
13.17	0.95		0.94		0.94		1.32		201,325	213
13.32	18.06		0.93		0.93		1.71		148,917	224

19.44	9.18		0.75		0.75		0.77		37,889	154
20.68	58.11		0.80		0.80		1.12		23,424	138
14.24	16.02		0.83		0.83		1.81		8,030	161
13.25	1.12		0.81		0.81		1.47		6,635	213
13.39	10.06	(d)	0.81	(e)	0.82	(e)	1.84	(e)	3,884	224

19.39	9.02		0.82		0.82		0.68		259,180	154
20.66	58.08		0.86		0.86		1.05		340,178	138
14.23	15.94		0.86		0.86		1.82		307,308	161
13.24	1.12		0.84		0.84		1.40		469,350	213
13.39	18.16		0.83		0.84		1.84		553,681	224

19.65	8.57		1.27		1.27		0.23		43	154
20.88	57.33		1.31		1.31		0.60		74	138
14.37	15.43		1.31		1.31		1.33		70	161
13.36	0.68		1.29		1.29		0.96		59	213
13.51	17.66		1.27		1.28		1.43		56	224

See Notes to Financial Statements.	455

Financial Highlights (continued)
CONVERTIBLE FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class R2
11/30/2021	$20.88	$0.02	$1.71	$1.73	$(0.12)	$(2.86)	$(2.98)
11/30/2020	14.37	0.07	7.54	7.61	(0.14)	(0.96)	(1.10)
11/30/2019	13.35	0.17	1.71	1.88	(0.47)	(0.39)	(0.86)
11/30/2018	13.49	0.11	(0.03)	0.08	(0.22)	–	(0.22)
11/30/2017	11.79	0.17	1.85	2.02	(0.32)	–	(0.32)
Class R3
11/30/2021	20.41	0.04	1.66	1.70	(0.13)	(2.86)	(2.99)
11/30/2020	14.08	0.09	7.37	7.46	(0.17)	(0.96)	(1.13)
11/30/2019	13.11	0.17	1.68	1.85	(0.49)	(0.39)	(0.88)
11/30/2018	13.26	0.13	(0.04)	0.09	(0.24)	–	(0.24)
11/30/2017	11.60	0.17	1.83	2.00	(0.34)	–	(0.34)
Class R4
11/30/2021	20.52	0.09	1.67	1.76	(0.18)	(2.86)	(3.04)
11/30/2020	14.14	0.14	7.40	7.54	(0.20)	(0.96)	(1.16)
11/30/2019	13.16	0.20	1.70	1.90	(0.53)	(0.39)	(0.92)
11/30/2018	13.31	0.16	(0.04)	0.12	(0.27)	–	(0.27)
11/30/2017	11.64	0.20	1.84	2.04	(0.37)	–	(0.37)
Class R5
11/30/2021	20.65	0.14	1.68	1.82	(0.22)	(2.86)	(3.08)
11/30/2020	14.23	0.17	7.45	7.62	(0.24)	(0.96)	(1.20)
11/30/2019	13.24	0.23	1.71	1.94	(0.56)	(0.39)	(0.95)
11/30/2018	13.38	0.19	(0.03)	0.16	(0.30)	–	(0.30)
11/30/2017	11.70	0.21	1.87	2.08	(0.40)	–	(0.40)
Class R6
11/30/2021	20.69	0.15	1.68	1.83	(0.22)	(2.86)	(3.08)
11/30/2020	14.25	0.17	7.47	7.64	(0.24)	(0.96)	(1.20)
11/30/2019	13.25	0.24	1.71	1.95	(0.56)	(0.39)	(0.95)
11/30/2018	13.39	0.19	(0.03)	0.16	(0.30)	–	(0.30)
11/30/2017	11.71	0.23	1.85	2.08	(0.40)	–	(0.40)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Commenced on April 4, 2017.
(d)	Not annualized.
(e)	Annualized.

456	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:
Net asset value, end of period	Total return (%)(b)	Total expenses after waivers and/or reimburse- ments (%)	Total expenses (%)	Net invest- ment income (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

$19.63	8.43	1.42	1.42	0.10	$94	154
20.88	57.05	1.46	1.46	0.45	46	138
14.37	15.27	1.45	1.45	1.23	56	161
13.35	0.57	1.44	1.44	0.79	70	213
13.49	17.49	1.43	1.44	1.32	119	224

19.12	8.52	1.33	1.33	0.19	36,483	154
20.41	57.25	1.36	1.36	0.56	25,311	138
14.08	15.37	1.36	1.36	1.28	10,420	161
13.11	0.65	1.34	1.34	0.94	8,548	213
13.26	17.61	1.32	1.32	1.34	5,577	224

19.24	8.80	1.08	1.08	0.44	919	154
20.52	57.67	1.13	1.13	0.86	418	138
14.14	15.68	1.11	1.11	1.53	88	161
13.16	0.88	1.09	1.09	1.17	64	213
13.31	17.90	1.08	1.08	1.61	59	224

19.39	9.08	0.83	0.83	0.69	1,905	154
20.65	58.01	0.86	0.86	1.05	1,314	138
14.23	16.03	0.86	0.87	1.70	843	161
13.24	1.10	0.83	0.83	1.43	150	213
13.38	18.18	0.83	0.83	1.63	139	224

19.44	9.12	0.75	0.75	0.79	22,182	154
20.69	58.08	0.80	0.80	1.11	5,665	138
14.25	16.01	0.83	0.83	1.77	5,198	161
13.25	1.20	0.81	0.81	1.39	4,558	213
13.39	18.16	0.81	0.81	1.77	2,573	224

See Notes to Financial Statements.	457

Financial Highlights (continued)
CORE FIXED INCOME FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class A
11/30/2021	$11.69	$0.11	$(0.15)	$(0.04)	$(0.14)	$(0.37)	$(0.51)
11/30/2020	11.10	0.19	0.62	0.81	(0.22)	–	(0.22)
11/30/2019	10.38	0.25	0.76	1.01	(0.29)	–	(0.29)
11/30/2018	10.87	0.25	(0.43)	(0.18)	(0.31)	–	(0.31)
11/30/2017	10.80	0.18	0.14	0.32	(0.25)	–	(0.25)
Class C
11/30/2021	11.63	0.04	(0.15)	(0.11)	(0.07)	(0.37)	(0.44)
11/30/2020	11.05	0.12	0.61	0.73	(0.15)	–	(0.15)
11/30/2019	10.34	0.18	0.75	0.93	(0.22)	–	(0.22)
11/30/2018	10.82	0.18	(0.41)	(0.23)	(0.25)	–	(0.25)
11/30/2017	10.75	0.12	0.13	0.25	(0.18)	–	(0.18)
Class F
11/30/2021	11.68	0.12	(0.15)	(0.03)	(0.15)	(0.37)	(0.52)
11/30/2020	11.10	0.19	0.62	0.81	(0.23)	–	(0.23)
11/30/2019	10.38	0.26	0.76	1.02	(0.30)	–	(0.30)
11/30/2018	10.87	0.26	(0.43)	(0.17)	(0.32)	–	(0.32)
11/30/2017	10.80	0.19	0.14	0.33	(0.26)	–	(0.26)
Class F3
11/30/2021	11.69	0.14	(0.16)	(0.02)	(0.17)	(0.37)	(0.54)
11/30/2020	11.10	0.22	0.62	0.84	(0.25)	–	(0.25)
11/30/2019	10.38	0.28	0.76	1.04	(0.32)	–	(0.32)
11/30/2018	10.87	0.28	(0.43)	(0.15)	(0.34)	–	(0.34)
4/4/2017 to 11/30/2017(c)	10.84	0.15	0.06	0.21	(0.18)	–	(0.18)
Class I
11/30/2021	11.68	0.14	(0.15)	(0.01)	(0.17)	(0.37)	(0.54)
11/30/2020	11.10	0.21	0.62	0.83	(0.25)	–	(0.25)
11/30/2019	10.38	0.27	0.76	1.03	(0.31)	–	(0.31)
11/30/2018	10.86	0.28	(0.42)	(0.14)	(0.34)	–	(0.34)
11/30/2017	10.80	0.21	0.12	0.33	(0.27)	–	(0.27)
Class R2
11/30/2021	11.69	0.07	(0.15)	(0.08)	(0.10)	(0.37)	(0.47)
11/30/2020	11.10	0.14	0.63	0.77	(0.18)	–	(0.18)
11/30/2019	10.38	0.21	0.75	0.96	(0.24)	–	(0.24)
11/30/2018	10.87	0.21	(0.43)	(0.22)	(0.27)	–	(0.27)
11/30/2017	10.80	0.14	0.13	0.27	(0.20)	–	(0.20)

458	See Notes to Financial Statements.

		Ratios to Average Net Assets:						Supplemental Data:
Net asset value, end of period	Total return (%)(b)	Total expenses after waivers and/or reimburse- ments (%)		Total expenses (%)		Net invest- ment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$11.14	(0.30)	0.58		0.58		1.01		$646,894	492
11.69	7.40	0.60		0.60		1.63		677,401	589
11.10	9.79	0.64		0.64		2.30		492,702	836
10.38	(1.64)	0.62		0.69		2.36		405,998	615
10.87	2.96	0.66		0.86		1.70		460,291	466

11.08	(0.96)	1.22		1.22		0.38		29,523	492
11.63	6.66	1.22		1.22		1.01		49,939	589
11.05	9.05	1.25		1.25		1.70		42,376	836
10.34	(2.18)	1.25		1.32		1.72		41,820	615
10.82	2.33	1.28		1.48		1.07		66,387	466

11.13	(0.21)	0.48		0.48		1.11		342,050	492
11.68	7.41	0.49		0.49		1.70		371,706	589
11.10	9.89	0.54		0.54		2.37		214,720	836
10.38	(1.54)	0.52		0.60		2.43		128,716	615
10.87	3.07	0.55		0.75		1.78		196,037	466

11.13	(0.12)	0.30		0.30		1.28		442,421	492
11.69	7.69	0.32		0.32		1.90		399,915	589
11.10	10.09	0.35		0.35		2.58		307,972	836
10.38	(1.38)	0.34		0.41		2.63		237,638	615
10.87	1.99 (d)	0.35	(e)	0.55	(e)	2.14	(e)	300,983	466

11.13	(0.07)	0.34		0.38		1.25		534,313	492
11.68	7.56	0.35		0.39		1.87		493,395	589
11.10	10.04	0.40		0.44		2.50		364,812	836
10.38	(1.33)	0.39		0.48		2.60		194,836	615
10.86	3.07	0.46		0.66		1.90		190,063	466

11.14	(0.70)	0.98		0.98		0.60		850	492
11.69	6.97	1.00		1.00		1.26		445	589
11.10	9.35	1.04		1.04		1.93		532	836
10.38	(2.03)	1.02		1.10		1.95		632	615
10.87	2.56	1.06		1.26		1.28		951	466

See Notes to Financial Statements.	459

Financial Highlights (continued)
CORE FIXED INCOME FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class R3
11/30/2021	$11.69	$0.08	$(0.15)	$(0.07)	$(0.11)	$(0.37)	$(0.48)
11/30/2020	11.10	0.15	0.63	0.78	(0.19)	–	(0.19)
11/30/2019	10.38	0.22	0.75	0.97	(0.25)	–	(0.25)
11/30/2018	10.87	0.22	(0.43)	(0.21)	(0.28)	–	(0.28)
11/30/2017	10.80	0.15	0.14	0.29	(0.22)	–	(0.22)
Class R4
11/30/2021	11.68	0.11	(0.15)	(0.04)	(0.14)	(0.37)	(0.51)
11/30/2020	11.10	0.18	0.62	0.80	(0.22)	–	(0.22)
11/30/2019	10.38	0.24	0.76	1.00	(0.28)	–	(0.28)
11/30/2018	10.87	0.25	(0.43)	(0.18)	(0.31)	–	(0.31)
11/30/2017	10.80	0.18	0.13	0.31	(0.24)	–	(0.24)
Class R5
11/30/2021	11.69	0.13	(0.14)	(0.01)	(0.17)	(0.37)	(0.54)
11/30/2020	11.10	0.21	0.63	0.84	(0.25)	–	(0.25)
11/30/2019	10.38	0.27	0.76	1.03	(0.31)	–	(0.31)
11/30/2018	10.87	0.27	(0.43)	(0.16)	(0.33)	–	(0.33)
11/30/2017	10.80	0.21	0.13	0.34	(0.27)	–	(0.27)
Class R6
11/30/2021	11.68	0.14	(0.15)	(0.01)	(0.17)	(0.37)	(0.54)
11/30/2020	11.10	0.22	0.62	0.84	(0.26)	–	(0.26)
11/30/2019	10.38	0.28	0.76	1.04	(0.32)	–	(0.32)
11/30/2018	10.86	0.28	(0.42)	(0.14)	(0.34)	–	(0.34)
11/30/2017	10.80	0.22	0.12	0.34	(0.28)	–	(0.28)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Commenced on April 4, 2017.
(d)	Not annualized.
(e)	Annualized.

460	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:
Net asset value, end of period	Total return (%)(b)	Total expenses after waivers and/or reimburse- ments (%)	Total expenses (%)	Net invest- ment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

$11.14	(0.60)	0.88	0.88	0.71	$9,264	492
11.69	7.08	0.90	0.90	1.35	11,473	589
11.10	9.46	0.94	0.94	2.02	11,736	836
10.38	(1.94)	0.92	0.99	2.05	11,965	615
10.87	2.67	0.94	1.15	1.38	15,555	466

11.13	(0.36)	0.63	0.63	0.96	10,587	492
11.68	7.26	0.65	0.65	1.58	10,750	589
11.10	9.73	0.69	0.69	2.25	7,553	836
10.38	(1.69)	0.67	0.73	2.34	8,196	615
10.87	2.92	0.72	0.92	1.65	6,544	466

11.14	(0.10)	0.38	0.38	1.20	1,443	492
11.69	7.61	0.40	0.40	1.86	1,053	589
11.10	10.01	0.44	0.44	2.50	1,370	836
10.38	(1.44)	0.42	0.48	2.58	811	615
10.87	3.17	0.46	0.66	1.88	802	466

11.13	(0.03)	0.30	0.30	1.29	30,405	492
11.68	7.60	0.32	0.32	1.95	32,940	589
11.10	10.10	0.35	0.35	2.60	42,495	836
10.38	(1.28)	0.34	0.41	2.65	42,302	615
10.86	3.19	0.34	0.54	1.99	41,952	466

See Notes to Financial Statements.	461

Financial Highlights (continued)
CORE PLUS BOND FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class A
11/30/2021	$15.78	$0.33	$(0.14)	$0.19	$(0.42)	$(0.17)	$(0.59)
11/30/2020	15.39	0.38	0.61	0.99	(0.50)	(0.10)	(0.60)
11/30/2019	14.41	0.42	1.06	1.48	(0.50)	–	(0.50)
11/30/2018	15.14	0.47	(0.64)	(0.17)	(0.56)	–	(0.56)
11/30/2017	15.03	0.40	0.30	0.70	(0.49)	(0.10)	(0.59)
Class C
11/30/2021	15.78	0.23	(0.14)	0.09	(0.32)	(0.17)	(0.49)
11/30/2020	15.39	0.27	0.61	0.88	(0.39)	(0.10)	(0.49)
11/30/2019	14.42	0.31	1.06	1.37	(0.40)	–	(0.40)
11/30/2018	15.15	0.37	(0.64)	(0.27)	(0.46)	–	(0.46)
11/30/2017	15.04	0.30	0.29	0.59	(0.38)	(0.10)	(0.48)
Class F
11/30/2021	15.76	0.34	(0.14)	0.20	(0.43)	(0.17)	(0.60)
11/30/2020	15.38	0.39	0.60	0.99	(0.51)	(0.10)	(0.61)
11/30/2019	14.41	0.41	1.07	1.48	(0.51)	–	(0.51)
11/30/2018	15.14	0.48	(0.64)	(0.16)	(0.57)	–	(0.57)
11/30/2017	15.03	0.42	0.30	0.72	(0.51)	(0.10)	(0.61)
Class F3
11/30/2021	15.77	0.36	(0.13)	0.23	(0.46)	(0.17)	(0.63)
11/30/2020	15.40	0.42	0.59	1.01	(0.54)	(0.10)	(0.64)
11/30/2019	14.42	0.47	1.04	1.51	(0.53)	–	(0.53)
11/30/2018	15.15	0.52	(0.65)	(0.13)	(0.60)	–	(0.60)
4/4/2017 to 11/30/2017(c)	15.08	0.30	0.12	0.42	(0.35)	–	(0.35)
Class I
11/30/2021	15.77	0.37	(0.15)	0.22	(0.45)	(0.17)	(0.62)
11/30/2020	15.39	0.41	0.60	1.01	(0.53)	(0.10)	(0.63)
11/30/2019	14.41	0.40	1.11	1.51	(0.53)	–	(0.53)
11/30/2018	15.14	0.50	(0.64)	(0.14)	(0.59)	–	(0.59)
11/30/2017	15.03	0.43	0.30	0.73	(0.52)	(0.10)	(0.62)
Class R3
11/30/2021	15.77	0.28	(0.14)	0.14	(0.37)	(0.17)	(0.54)
11/30/2020	15.39	0.34	0.59	0.93	(0.45)	(0.10)	(0.55)
11/30/2019	14.41	0.37	1.07	1.44	(0.46)	–	(0.46)
11/30/2018	15.13	0.43	(0.64)	(0.21)	(0.51)	–	(0.51)
11/30/2017	15.03	0.36	0.29	0.65	(0.45)	(0.10)	(0.55)

462	See Notes to Financial Statements.

		Ratios to Average Net Assets:						Supplemental Data:
Net asset value, end of period	Total return (%)(b)	Total expenses after waivers and/or reimburse- ments (%)		Total expenses (%)		Net invest- ment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$15.38	1.23	0.68		0.73		2.12		$76,162	258
15.78	6.57	0.68		0.80		2.46		57,837	443
15.39	10.39	0.68		1.12		2.74		24,429	598
14.41	(1.16)	0.68		2.45		3.18		6,283	468
15.14	4.73	0.68		2.68		2.66		6,390	396

15.38	0.57	1.33		1.38		1.50		5,550	258
15.78	5.83	1.38		1.50		1.77		5,846	443
15.39	9.63	1.32		1.70		2.03		3,992	598
14.42	(1.83)	1.36		3.12		2.51		603	468
15.15	3.98	1.40		3.41		1.95		613	396

15.36	1.32	0.58		0.62		2.18		274,812	258
15.76	6.61	0.58		0.70		2.56		181,474	443
15.38	10.41	0.58		0.89		2.71		157,901	598
14.41	(1.07)	0.58		2.35		3.28		5,774	468
15.14	4.83	0.58		2.58		2.76		6,010	396

15.37	1.51	0.38		0.43		2.32		34,554	258
15.77	6.69	0.39		0.50		2.74		8,558	443
15.40	10.63	0.46		0.98		3.11		11	598
14.42	(0.83)	0.43		2.12		3.46		10	468
15.15	2.71 (d)	0.39	(e)	2.66	(e)	3.01	(e)	10	396

15.37	1.42	0.48		0.54		2.40		13,423	258
15.77	6.71	0.48		0.61		2.66		35,271	443
15.39	10.61	0.47		0.70		2.62		13,782	598
14.41	(0.95)	0.47		2.25		3.40		108	468
15.14	4.94	0.48		2.48		2.86		109	396

15.37	0.93	0.98		1.03		1.84		159	258
15.77	6.19	0.98		1.09		2.19		124	443
15.39	10.09	0.95		1.47		2.43		188	598
14.41	(1.45)	0.97		2.75		2.88		27	468
15.13	4.42	0.98		2.97		2.35		27	396

See Notes to Financial Statements.	463

Financial Highlights (continued)

CORE PLUS BOND FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class R4
11/30/2021	$15.77	$0.32	$(0.14)	$0.18	$(0.41)	$(0.17)	$(0.58)
11/30/2020	15.39	0.37	0.60	0.97	(0.49)	(0.10)	(0.59)
11/30/2019	14.41	0.43	1.04	1.47	(0.49)	–	(0.49)
11/30/2018	15.14	0.46	(0.64)	(0.18)	(0.55)	–	(0.55)
11/30/2017	15.03	0.40	0.29	0.69	(0.48)	(0.10)	(0.58)
Class R5
11/30/2021	15.77	0.36	(0.13)	0.23	(0.45)	(0.17)	(0.62)
11/30/2020	15.39	0.41	0.60	1.01	(0.53)	(0.10)	(0.63)
11/30/2019	14.41	0.47	1.04	1.51	(0.53)	–	(0.53)
11/30/2018	15.14	0.50	(0.64)	(0.14)	(0.59)	–	(0.59)
11/30/2017	15.03	0.43	0.30	0.73	(0.52)	(0.10)	(0.62)
Class R6
11/30/2021	15.78	0.38	(0.14)	0.24	(0.47)	(0.17)	(0.64)
11/30/2020	15.39	0.43	0.60	1.03	(0.54)	(0.10)	(0.64)
11/30/2019	14.41	0.47	1.04	1.51	(0.53)	–	(0.53)
11/30/2018	15.14	0.50	(0.64)	(0.14)	(0.59)	–	(0.59)
11/30/2017	15.03	0.45	0.30	0.75	(0.54)	(0.10)	(0.64)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Commenced on April 4, 2017.
(d)	Not annualized.
(e)	Annualized.

464	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:
Net asset value, end of period	Total return (%)(b)	Total expenses after waivers and/or reimburse- ments (%)	Total expenses (%)	Net invest- ment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

$15.37	1.18	0.73	0.77	2.06	$379	258
15.77	6.45	0.73	0.86	2.39	266	443
15.39	10.35	0.73	1.31	2.84	30	598
14.41	(1.21)	0.72	2.50	3.13	27	468
15.14	4.68	0.74	2.73	2.58	27	396

15.38	1.49	0.48	0.50	2.35	11	258
15.77	6.72	0.48	0.57	2.69	12	443
15.39	10.63	0.48	1.06	3.10	30	598
14.41	(0.97)	0.47	2.25	3.38	27	468
15.14	4.94	0.48	2.48	2.84	27	396

15.38	1.53	0.38	0.44	2.44	1,061	258
15.78	6.86	0.39	0.51	2.78	918	443
15.39	10.65	0.46	1.00	3.11	30	598
14.41	(0.93)	0.44	2.24	3.42	27	468
15.14	5.05	0.37	2.47	2.95	27	396

See Notes to Financial Statements.	465

Financial Highlights (continued)

CORPORATE BOND FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class A
11/30/2021	$10.78	$0.21	$(0.11)	$0.10	$(0.31)	$(0.18)	$(0.49)
11/30/2020	10.23	0.26	0.64	0.90	(0.35)	–	(0.35)
11/30/2019	9.32	0.31	0.99	1.30	(0.39)	–	(0.39)
11/30/2018	10.06	0.31	(0.64)	(0.33)	(0.40)	(0.01)	(0.41)
4/19/2017 to 11/30/2017(c)	10.00	0.17	0.13	0.30	(0.24)	–	(0.24)
Class C
11/30/2021	10.77	0.15	(0.12)	0.03	(0.24)	(0.18)	(0.42)
11/30/2020	10.23	0.20	0.62	0.82	(0.28)	–	(0.28)
11/30/2019	9.32	0.24	0.99	1.23	(0.32)	–	(0.32)
11/30/2018	10.06	0.23	(0.63)	(0.40)	(0.33)	(0.01)	(0.34)
4/19/2017 to 11/30/2017(c)	10.00	0.13	0.12	0.25	(0.19)	–	(0.19)
Class F
11/30/2021	10.79	0.23	(0.12)	0.11	(0.32)	(0.18)	(0.50)
11/30/2020	10.25	0.27	0.63	0.90	(0.36)	–	(0.36)
11/30/2019	9.34	0.32	0.99	1.31	(0.40)	–	(0.40)
11/30/2018	10.08	0.31	(0.63)	(0.32)	(0.41)	(0.01)	(0.42)
4/19/2017 to 11/30/2017(c)	10.00	0.18	0.14	0.32	(0.24)	–	(0.24)
Class F3
11/30/2021	10.78	0.24	(0.11)	0.13	(0.34)	(0.18)	(0.52)
11/30/2020	10.23	0.30	0.62	0.92	(0.37)	–	(0.37)
11/30/2019	9.32	0.34	0.98	1.32	(0.41)	–	(0.41)
11/30/2018	10.06	0.34	(0.64)	(0.30)	(0.43)	(0.01)	(0.44)
4/19/2017 to 11/30/2017(c)	10.00	0.19	0.13	0.32	(0.26)	–	(0.26)
Class I
11/30/2021	10.77	0.24	(0.12)	0.12	(0.33)	(0.18)	(0.51)
11/30/2020	10.23	0.30	0.61	0.91	(0.37)	–	(0.37)
11/30/2019	9.32	0.33	0.98	1.31	(0.40)	–	(0.40)
11/30/2018	10.06	0.32	(0.63)	(0.31)	(0.42)	(0.01)	(0.43)
4/19/2017 to 11/30/2017(c)	10.00	0.19	0.12	0.31	(0.25)	–	(0.25)
Class R2
11/30/2021	10.77	0.18	(0.11)	0.07	(0.27)	(0.18)	(0.45)
11/30/2020	10.23	0.23	0.62	0.85	(0.31)	–	(0.31)
11/30/2019	9.32	0.27	0.99	1.26	(0.35)	–	(0.35)
11/30/2018	10.06	0.27	(0.64)	(0.37)	(0.36)	(0.01)	(0.37)
4/19/2017 to 11/30/2017(c)	10.00	0.15	0.12	0.27	(0.21)	–	(0.21)

466	See Notes to Financial Statements.

			Ratios to Average Net Assets:						Supplemental Data:
Net asset value, end of period	Total return (%)(b)		Total expenses after waivers and/or reimburse- ments (%)		Total expenses (%)		Net invest- ment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$10.39	0.95		0.68		2.67		2.06		$2,547	111
10.78	8.95		0.68		3.24		2.53		2,157	119
10.23	14.12		0.68		4.25		3.12		769	54
9.32	(3.36)		0.68		4.54		3.17		368	109
10.06	3.01	(d)	0.68	(e)	3.99	(e)	2.80	(e)	311	88

10.38	0.29		1.35		3.35		1.43		547	111
10.77	8.12		1.36		4.13		1.96		791	119
10.23	13.38		1.33		4.78		2.43		597	54
9.32	(4.07)		1.43		5.17		2.39		71	109
10.06	2.52	(d)	1.48	(e)	4.75	(e)	2.02	(e)	102	88

10.40	1.06		0.58		2.58		2.17		4,660	111
10.79	8.95		0.58		3.17		2.64		3,991	119
10.25	14.20		0.58		4.20		3.22		2,764	54
9.34	(3.26)		0.58		4.20		3.21		1,501	109
10.08	3.27	(d)	0.58	(e)	3.82	(e)	2.89	(e)	2,614	88

10.39	1.20		0.44		2.45		2.32		1,770	111
10.78	9.22		0.45		3.21		2.88		1,837	119
10.23	14.42		0.41		4.15		3.42		1,718	54
9.32	(3.07)		0.37		4.28		3.46		1,501	109
10.06	3.20	(d)	0.38	(e)	3.67	(e)	3.10	(e)	1,548	88

10.38	1.16		0.48		2.48		2.28		146	111
10.77	9.08		0.48		3.33		2.88		134	119
10.23	14.34		0.48		4.17		3.35		171	54
9.32	(3.19)		0.48		4.16		3.30		144	109
10.06	3.13	(d)	0.48	(e)	3.78	(e)	3.00	(e)	52	88

10.39	0.65		1.08		3.08		1.68		29	111
10.77	8.43		1.08		3.84		2.24		30	119
10.23	13.66		1.08		4.78		2.74		28	54
9.32	(3.75)		1.08		4.92		2.76		25	109
10.06	2.76	(d)	1.08	(e)	4.38	(e)	2.40	(e)	26	88

See Notes to Financial Statements.	467

Financial Highlights (continued)

CORPORATE BOND FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class R3
11/30/2021	$10.77	$0.19	$(0.12)	$0.07	$(0.28)	$(0.18)	$(0.46)
11/30/2020	10.23	0.24	0.62	0.86	(0.32)	–	(0.32)
11/30/2019	9.32	0.28	0.99	1.27	(0.36)	–	(0.36)
11/30/2018	10.06	0.28	(0.64)	(0.36)	(0.37)	(0.01)	(0.38)
4/19/2017 to 11/30/2017(c)	10.00	0.15	0.13	0.28	(0.22)	–	(0.22)
Class R4
11/30/2021	10.78	0.21	(0.11)	0.10	(0.31)	(0.18)	(0.49)
11/30/2020	10.23	0.27	0.62	0.89	(0.34)	–	(0.34)
11/30/2019	9.32	0.30	0.99	1.29	(0.38)	–	(0.38)
11/30/2018	10.06	0.30	(0.63)	(0.33)	(0.40)	(0.01)	(0.41)
4/19/2017 to 11/30/2017(c)	10.00	0.17	0.13	0.30	(0.24)	–	(0.24)
Class R5
11/30/2021	10.78	0.24	(0.12)	0.12	(0.33)	(0.18)	(0.51)
11/30/2020	10.24	0.29	0.62	0.91	(0.37)	–	(0.37)
11/30/2019	9.32	0.33	0.99	1.32	(0.40)	–	(0.40)
11/30/2018	10.06	0.33	(0.64)	(0.31)	(0.42)	(0.01)	(0.43)
4/19/2017 to 11/30/2017(c)	10.00	0.19	0.12	0.31	(0.25)	–	(0.25)
Class R6
11/30/2021	10.78	0.24	(0.11)	0.13	(0.34)	(0.18)	(0.52)
11/30/2020	10.23	0.30	0.62	0.92	(0.37)	–	(0.37)
11/30/2019	9.32	0.34	0.98	1.32	(0.41)	–	(0.41)
11/30/2018	10.06	0.34	(0.64)	(0.30)	(0.43)	(0.01)	(0.44)
4/19/2017 to 11/30/2017(c)	10.00	0.19	0.13	0.32	(0.26)	–	(0.26)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Commenced on April 19, 2017.
(d)	Not annualized.
(e)	Annualized.

468	See Notes to Financial Statements.

			Ratios to Average Net Assets:						Supplemental Data:
Net asset value, end of period	Total return (%)(b)		Total expenses after waivers and/or reimburse- ments (%)		Total expenses (%)		Net invest- ment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$10.38	0.65		0.98		2.98		1.78		$69	111
10.77	8.54		0.98		3.75		2.34		59	119
10.23	13.77		0.98		4.68		2.85		54	54
9.32	(3.65)		0.98		4.87		2.87		47	109
10.06	2.82	(d)	0.97	(e)	4.20	(e)	2.49	(e)	39	88

10.39	0.91		0.73		2.73		2.04		29	111
10.78	8.91		0.73		3.49		2.59		30	119
10.23	14.06		0.73		4.42		3.09		28	54
9.32	(3.41)		0.73		4.56		3.11		25	109
10.06	2.98	(d)	0.73	(e)	4.00	(e)	2.74	(e)	26	88

10.39	1.16		0.48		2.48		2.28		29	111
10.78	9.07		0.48		3.25		2.84		31	119
10.24	14.45		0.48		4.17		3.34		29	54
9.32	(3.17)		0.48		4.32		3.36		25	109
10.06	3.14	(d)	0.48	(e)	3.79	(e)	2.99	(e)	26	88

10.39	1.20		0.44		2.45		2.32		1,804	111
10.78	9.22		0.45		3.21		2.88		1,864	119
10.23	14.42		0.41		4.15		3.42		1,718	54
9.32	(3.07)		0.37		4.28		3.46		1,501	109
10.06	3.20	(d)	0.38	(e)	3.67	(e)	3.10	(e)	1,548	88

See Notes to Financial Statements.	469

Financial Highlights (continued)

FLOATING RATE FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net invest- ment income	Return of capital	Total distri- butions
Class A
11/30/2021	$8.20	$0.33	$0.16	$0.49	$(0.32)	$–	$(0.32)
11/30/2020	8.73	0.38	(0.53)	(0.15)	(0.32)	(0.06)	(0.38)
11/30/2019	8.97	0.49	(0.24)	0.25	(0.49)	–	(0.49)
11/30/2018	9.18	0.46	(0.21)	0.25	(0.46)	–	(0.46)
11/30/2017	9.17	0.41	0.01	0.42	(0.41)	–	(0.41)
Class C
11/30/2021	8.20	0.27	0.17	0.44	(0.27)	–	(0.27)
11/30/2020	8.74	0.33	(0.54)	(0.21)	(0.27)	(0.06)	(0.33)
11/30/2019	8.98	0.44	(0.24)	0.20	(0.44)	–	(0.44)
11/30/2018	9.18	0.40	(0.20)	0.20	(0.40)	–	(0.40)
11/30/2017	9.17	0.35	0.01	0.36	(0.35)	–	(0.35)
Class F
11/30/2021	8.19	0.33	0.17	0.50	(0.33)	–	(0.33)
11/30/2020	8.72	0.39	(0.54)	(0.15)	(0.32)	(0.06)	(0.38)
11/30/2019	8.96	0.50	(0.24)	0.26	(0.50)	–	(0.50)
11/30/2018	9.17	0.47	(0.21)	0.26	(0.47)	–	(0.47)
11/30/2017	9.16	0.42	0.01	0.43	(0.42)	–	(0.42)
Class F3
11/30/2021	8.21	0.35	0.17	0.52	(0.35)	–	(0.35)
11/30/2020	8.75	0.40	(0.54)	(0.14)	(0.34)	(0.06)	(0.40)
11/30/2019	8.98	0.52	(0.23)	0.29	(0.52)	–	(0.52)
11/30/2018	9.19	0.49	(0.22)	0.27	(0.48)	–	(0.48)
4/4/2017 to 11/30/2017(c)	9.23	0.28	(0.04)	0.24	(0.28)	–	(0.28)
Class I
11/30/2021	8.20	0.34	0.17	0.51	(0.34)	–	(0.34)
11/30/2020	8.74	0.40	(0.55)	(0.15)	(0.33)	(0.06)	(0.39)
11/30/2019	8.97	0.51	(0.23)	0.28	(0.51)	–	(0.51)
11/30/2018	9.18	0.48	(0.21)	0.27	(0.48)	–	(0.48)
11/30/2017	9.17	0.42	0.02	0.44	(0.43)	–	(0.43)
Class R2
11/30/2021	8.20	0.29	0.18	0.47	(0.29)	–	(0.29)
11/30/2020	8.74	0.35	(0.54)	(0.19)	(0.29)	(0.06)	(0.35)
11/30/2019	8.98	0.46	(0.24)	0.22	(0.46)	–	(0.46)
11/30/2018	9.19	0.43	(0.22)	0.21	(0.42)	–	(0.42)
11/30/2017	9.18	0.37	0.01	0.38	(0.37)	–	(0.37)

470	See Notes to Financial Statements.

		Ratios to Average Net Assets:						Supplemental Data:
Net asset value, end of period	Total return (%)(b)	Total expenses after waivers and/or reim- bursements (%)		Total expenses (%)		Net investment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$8.37	6.07	0.79		0.79		3.87		$1,981,600	87
8.20	(1.58)	0.80		0.80		4.65		1,790,285	92
8.73	2.90	0.81		0.81		5.56		2,462,684	58
8.97	2.74	0.79		0.79		5.05		3,653,385	68
9.18	4.65	0.79		0.79		4.43		3,530,233	81

8.37	5.42	1.41		1.41		3.26		499,850	87
8.20	(2.31)	1.42		1.42		4.08		616,741	92
8.74	2.37	1.45		1.45		4.93		1,141,085	58
8.98	2.10	1.43		1.43		4.42		1,627,126	68
9.18	3.98	1.44		1.44		3.80		1,587,964	81

8.36	6.17	0.69		0.69		3.96		2,999,065	87
8.19	(1.50)	0.70		0.70		4.79		2,231,780	92
8.72	3.00	0.71		0.71		5.65		4,007,181	58
8.96	2.84	0.69		0.69		5.17		6,725,819	68
9.17	4.75	0.69		0.69		4.52		4,877,793	81

8.38	6.34	0.53		0.53		4.12		137,808	87
8.21	(1.32)	0.54		0.54		4.92		91,251	92
8.75	3.17	0.54		0.54		5.83		147,359	58
8.98	3.00	0.53		0.53		5.29		277,822	68
9.19	2.67 (d)	0.54	(e)	0.54	(e)	4.68	(e)	203,910	81

8.37	6.28	0.59		0.59		4.06		1,133,927	87
8.20	(1.50)	0.60		0.60		4.92		855,140	92
8.74	3.22	0.61		0.61		5.75		1,475,395	58
8.97	2.94	0.59		0.59		5.27		2,462,923	68
9.18	4.85	0.60		0.60		4.61		1,744,687	81

8.38	5.78	1.19		1.19		3.48		965	87
8.20	(2.09)	1.20		1.20		4.26		1,026	92
8.74	2.50	1.21		1.21		5.16		1,471	58
8.98	2.35	1.19		1.19		4.68		1,579	68
9.19	4.24	1.20		1.20		4.04		1,254	81

See Notes to Financial Statements.	471

Financial Highlights (continued)

FLOATING RATE FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera tions	Net invest- ment income	Return of capital	Total distri- butions
Class R3
11/30/2021	$8.20	$0.30	$0.17	$0.47	$(0.30)	$–	$(0.30)
11/30/2020	8.74	0.35	(0.54)	(0.19)	(0.29)	(0.06)	(0.35)
11/30/2019	8.97	0.47	(0.23)	0.24	(0.47)	–	(0.47)
11/30/2018	9.18	0.44	(0.22)	0.22	(0.43)	–	(0.43)
11/30/2017	9.17	0.38	0.01	0.39	(0.38)	–	(0.38)
Class R4
11/30/2021	8.20	0.32	0.17	0.49	(0.32)	–	(0.32)
11/30/2020	8.73	0.38	(0.54)	(0.16)	(0.31)	(0.06)	(0.37)
11/30/2019	8.97	0.49	(0.24)	0.25	(0.49)	–	(0.49)
11/30/2018	9.18	0.47	(0.22)	0.25	(0.46)	–	(0.46)
11/30/2017	9.17	0.40	0.01	0.41	(0.40)	–	(0.40)
Class R5
11/30/2021	8.21	0.34	0.17	0.51	(0.34)	–	(0.34)
11/30/2020	8.75	0.40	(0.55)	(0.15)	(0.33)	(0.06)	(0.39)
11/30/2019	8.98	0.51	(0.23)	0.28	(0.51)	–	(0.51)
11/30/2018	9.19	0.51	(0.24)	0.27	(0.48)	–	(0.48)
11/30/2017	9.18	0.43	0.01	0.44	(0.43)	–	(0.43)
Class R6
11/30/2021	8.20	0.35	0.18	0.53	(0.35)	–	(0.35)
11/30/2020	8.74	0.40	(0.54)	(0.14)	(0.34)	(0.06)	(0.40)
11/30/2019	8.98	0.51	(0.23)	0.28	(0.52)	–	(0.52)
11/30/2018	9.19	0.49	(0.22)	0.27	(0.48)	–	(0.48)
11/30/2017	9.18	0.43	0.01	0.44	(0.43)	–	(0.43)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Commenced on April 4, 2017.
(d)	Not annualized.
(e)	Annualized.

472	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:
Net asset value, end of period	Total return (%)(b)	Total expenses after waivers and/or reim- bursements (%)	Total expenses (%)	Net investment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

$8.37	5.76	1.09	1.09	3.58	$51,915	87
8.20	(1.99)	1.10	1.10	4.35	43,458	92
8.74	2.71	1.12	1.12	5.26	52,957	58
8.97	2.45	1.09	1.09	4.78	52,978	68
9.18	4.35	1.10	1.10	4.15	43,115	81

8.37	6.02	0.84	0.84	3.83	2,680	87
8.20	(1.63)	0.85	0.85	4.64	2,953	92
8.73	2.85	0.86	0.86	5.54	5,240	58
8.97	2.70	0.85	0.85	5.16	21,747	68
9.18	4.60	0.84	0.84	4.37	5,134	81

8.38	6.28	0.59	0.59	4.08	2,975	87
8.21	(1.49)	0.60	0.60	4.93	5,019	92
8.75	3.23	0.62	0.62	5.79	6,661	58
8.98	2.96	0.60	0.60	5.62	44,385	68
9.19	4.87	0.60	0.60	4.65	2,542	81

8.38	6.48	0.53	0.53	4.15	95,334	87
8.20	(1.44)	0.54	0.54	4.89	124,190	92
8.74	3.16	0.55	0.55	5.77	109,741	58
8.98	3.01	0.53	0.53	5.35	63,275	68
9.19	4.93	0.54	0.54	4.70	36,295	81

See Notes to Financial Statements.	473

Financial Highlights (continued)

HIGH YIELD FUND

		Per Share Operating Performance:
		Investment Operations:				Distributions to shareholders from:
	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)		Total from investment operations	Net investment income	Net asset value, end of period
Class A
11/30/2021	$7.30	$0.35	$0.14		$0.49	$(0.36)	$7.43
11/30/2020	7.37	0.36	(0.05	)(c)	0.31	(0.38)	7.30
11/30/2019	7.13	0.40	0.25		0.65	(0.41)	7.37
11/30/2018	7.71	0.41	(0.56)		(0.15)	(0.43)	7.13
11/30/2017	7.41	0.42	0.32		0.74	(0.44)	7.71
Class C
11/30/2021	7.27	0.30	0.13		0.43	(0.31)	7.39
11/30/2020	7.33	0.32	(0.04	)(c)	0.28	(0.34)	7.27
11/30/2019	7.09	0.35	0.26		0.61	(0.37)	7.33
11/30/2018	7.67	0.36	(0.56)		(0.20)	(0.38)	7.09
11/30/2017	7.38	0.37	0.30		0.67	(0.38)	7.67
Class F
11/30/2021	7.30	0.35	0.14		0.49	(0.37)	7.42
11/30/2020	7.36	0.37	(0.04	)(c)	0.33	(0.39)	7.30
11/30/2019	7.12	0.40	0.26		0.66	(0.42)	7.36
11/30/2018	7.70	0.42	(0.56)		(0.14)	(0.44)	7.12
11/30/2017	7.41	0.42	0.31		0.73	(0.44)	7.70
Class F3
11/30/2021	7.34	0.37	0.13		0.50	(0.38)	7.46
11/30/2020	7.41	0.37	(0.03	)(c)	0.34	(0.41)	7.34
11/30/2019	7.16	0.42	0.27		0.69	(0.44)	7.41
11/30/2018	7.75	0.43	(0.56)		(0.13)	(0.46)	7.16
4/4/2017 to 11/30/2017(d)	7.65	0.28	0.12		0.40	(0.30)	7.75
Class I
11/30/2021	7.34	0.36	0.14		0.50	(0.38)	7.46
11/30/2020	7.40	0.37	(0.03	)(c)	0.34	(0.40)	7.34
11/30/2019	7.16	0.41	0.26		0.67	(0.43)	7.40
11/30/2018	7.74	0.43	(0.56)		(0.13)	(0.45)	7.16
11/30/2017	7.45	0.44	0.30		0.74	(0.45)	7.74
Class P
11/30/2021	7.41	0.33	0.14		0.47	(0.35)	7.53
11/30/2020	7.48	0.35	(0.05	)(c)	0.30	(0.37)	7.41
11/30/2019	7.23	0.39	0.26		0.65	(0.40)	7.48
11/30/2018	7.82	0.40	(0.57)		(0.17)	(0.42)	7.23
11/30/2017	7.52	0.40	0.32		0.72	(0.42)	7.82

474	See Notes to Financial Statements.

	Ratios to Average Net Assets:						Supplemental Data:
Total return (%)(b)	Total expenses after waivers and/or reim- bursements (%)		Total expenses (%)		Net investment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

6.74	0.88		0.88		4.59		$1,089,069	113
4.65	0.90		0.90		5.15		1,134,235	126
9.37	0.91		0.91		5.42		1,218,731	86
(2.03)	0.90		0.90		5.48		1,126,386	107
10.13	0.89		0.89		5.48		1,576,504	93

5.94	1.50		1.50		3.96		258,441	113
4.14	1.53		1.53		4.55		287,145	126
8.72	1.53		1.53		4.81		376,682	86
(2.70)	1.55		1.55		4.84		410,469	107
9.28	1.57		1.57		4.81		515,964	93

6.70	0.77		0.77		4.68		2,239,174	113
4.89	0.80		0.80		5.24		2,097,727	126
9.48	0.81		0.81		5.52		2,144,680	86
(1.95)	0.80		0.80		5.58		2,082,549	107
10.09	0.79		0.79		5.54		2,011,192	93

6.90	0.59		0.59		4.88		737,768	113
4.97	0.60		0.60		5.31		1,984,689	126
9.82	0.62		0.62		5.72		555,795	86
(1.85)	0.60		0.60		5.77		507,646	107
5.28 (e)	0.62	(f)	0.62	(f)	5.45	(f)	449,538	93

6.80	0.67		0.67		4.78		1,759,013	113
5.00	0.70		0.70		5.30		1,664,193	126
9.57	0.71		0.71		5.61		1,610,253	86
(1.82)	0.70		0.70		5.66		1,412,203	107
10.19	0.69		0.69		5.70		1,725,003	93

6.46	1.12		1.12		4.35		44	113
4.42	1.15		1.15		4.97		54	126
9.20	1.15		1.15		5.36		51	86
(2.29)	1.15		1.15		5.24		333	107
9.81	1.15		1.15		5.16		478	93

See Notes to Financial Statements.	475

Financial Highlights (continued)

HIGH YIELD FUND

		Per Share Operating Performance:
		Investment Operations:				Distributions to shareholders from:
	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)		Total from investment operations	Net investment income	Net asset value, end of period
Class R2
11/30/2021	$7.35	$0.32	$0.13		$0.45	$(0.33)	$7.47
11/30/2020	7.41	0.34	(0.04	)(c)	0.30	(0.36)	7.35
11/30/2019	7.17	0.37	0.26		0.63	(0.39)	7.41
11/30/2018	7.76	0.38	(0.57)		(0.19)	(0.40)	7.17
11/30/2017	7.46	0.39	0.32		0.71	(0.41)	7.76
Class R3
11/30/2021	7.35	0.32	0.14		0.46	(0.34)	7.47
11/30/2020	7.41	0.34	(0.04	)(c)	0.30	(0.36)	7.35
11/30/2019	7.17	0.38	0.25		0.63	(0.39)	7.41
11/30/2018	7.75	0.39	(0.56)		(0.17)	(0.41)	7.17
11/30/2017	7.46	0.40	0.31		0.71	(0.42)	7.75
Class R4
11/30/2021	7.30	0.34	0.14		0.48	(0.35)	7.43
11/30/2020	7.37	0.36	(0.05	)(c)	0.31	(0.38)	7.30
11/30/2019	7.12	0.39	0.27		0.66	(0.41)	7.37
11/30/2018	7.71	0.41	(0.57)		(0.16)	(0.43)	7.12
11/30/2017	7.41	0.41	0.32		0.73	(0.43)	7.71
Class R5
11/30/2021	7.33	0.36	0.15		0.51	(0.38)	7.46
11/30/2020	7.40	0.38	(0.05	)(c)	0.33	(0.40)	7.33
11/30/2019	7.15	0.41	0.27		0.68	(0.43)	7.40
11/30/2018	7.74	0.43	(0.57)		(0.14)	(0.45)	7.15
11/30/2017	7.44	0.43	0.32		0.75	(0.45)	7.74
Class R6
11/30/2021	7.34	0.37	0.13		0.50	(0.38)	7.46
11/30/2020	7.41	0.38	(0.04	)(c)	0.34	(0.41)	7.34
11/30/2019	7.16	0.42	0.27		0.69	(0.44)	7.41
11/30/2018	7.75	0.43	(0.56)		(0.13)	(0.46)	7.16
11/30/2017	7.45	0.44	0.32		0.76	(0.46)	7.75

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Realized and unrealized gain (loss) per share does not correlate to the aggregate of the net realized and unrealized gain (loss) in the Statement of Operations for the year ended November 30, 2020, primarily due to the timing of the sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.
(d)	Commenced on April 4, 2017.
(e)	Not annualized.
(f)	Annualized.

476	See Notes to Financial Statements.

	Ratios to Average Net Assets:			Supplemental Data:
Total return (%)(b)	Total expenses after waivers and/or reim- bursements (%)	Total expenses (%)	Net investment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

6.17	1.27	1.28	4.19	$6,381	113
4.39	1.31	1.31	4.81	6,662	126
8.93	1.30	1.30	5.05	11,284	86
(2.50)	1.29	1.29	5.10	14,435	107
9.68	1.29	1.29	5.09	14,837	93

6.27	1.17	1.18	4.29	113,623	113
4.49	1.20	1.20	4.87	114,737	126
9.03	1.21	1.21	5.14	117,517	86
(2.28)	1.20	1.20	5.20	107,532	107
9.64	1.19	1.19	5.18	91,021	93

6.69	0.92	0.93	4.54	96,477	113
4.61	0.95	0.95	5.11	113,046	126
9.48	0.96	0.96	5.38	109,351	86
(2.21)	0.95	0.95	5.45	91,526	107
10.09	0.95	0.95	5.38	67,741	93

6.95	0.67	0.68	4.80	267,722	113
4.87	0.70	0.70	5.37	256,527	126
9.73	0.71	0.71	5.64	289,988	86
(1.94)	0.70	0.70	5.70	266,231	107
10.34	0.71	0.71	5.56	264,638	93

6.90	0.58	0.59	4.88	700,615	113
4.97	0.61	0.61	5.45	643,491	126
9.82	0.62	0.62	5.71	620,871	86
(1.84)	0.60	0.61	5.78	451,009	107
10.42	0.61	0.61	5.67	381,440	93

See Notes to Financial Statements.	477

Financial Highlights (continued)

INCOME FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net asset value, end of period
Class A
11/30/2021	$3.01	$0.08	$(0.01)	$0.07	$(0.09)	$2.99
11/30/2020	2.90	0.09	0.13	0.22	(0.11)	3.01
11/30/2019	2.67	0.10	0.24	0.34	(0.11)	2.90
11/30/2018	2.86	0.10	(0.18)	(0.08)	(0.11)	2.67
11/30/2017	2.76	0.09	0.11	0.20	(0.10)	2.86
Class C
11/30/2021	3.02	0.06	(0.01)	0.05	(0.07)	3.00
11/30/2020	2.92	0.07	0.12	0.19	(0.09)	3.02
11/30/2019	2.69	0.08	0.25	0.33	(0.10)	2.92
11/30/2018	2.87	0.08	(0.16)	(0.08)	(0.10)	2.69
11/30/2017	2.78	0.07	0.10	0.17	(0.08)	2.87
Class F
11/30/2021	3.01	0.08	(0.01)	0.07	(0.09)	2.99
11/30/2020	2.91	0.09	0.12	0.21	(0.11)	3.01
11/30/2019	2.67	0.10	0.26	0.36	(0.12)	2.91
11/30/2018	2.86	0.10	(0.17)	(0.07)	(0.12)	2.67
11/30/2017	2.76	0.09	0.11	0.20	(0.10)	2.86
Class F3
11/30/2021	3.01	0.08	–	0.08	(0.10)	2.99
11/30/2020	2.90	0.10	0.12	0.22	(0.11)	3.01
11/30/2019	2.67	0.11	0.24	0.35	(0.12)	2.90
11/30/2018	2.86	0.10	(0.17)	(0.07)	(0.12)	2.67
4/4/2017 to 11/30/2017(c)	2.82	0.06	0.05	0.11	(0.07)	2.86
Class I
11/30/2021	3.01	0.08	–	0.08	(0.10)	2.99
11/30/2020	2.91	0.10	0.11	0.21	(0.11)	3.01
11/30/2019	2.67	0.10	0.26	0.36	(0.12)	2.91
11/30/2018	2.86	0.10	(0.17)	(0.07)	(0.12)	2.67
11/30/2017	2.76	0.09	0.12	0.21	(0.11)	2.86
Class R2
11/30/2021	3.03	0.06	–	0.06	(0.08)	3.01
11/30/2020	2.93	0.08	0.11	0.19	(0.09)	3.03
11/30/2019	2.70	0.09	0.24	0.33	(0.10)	2.93
11/30/2018	2.88	0.09	(0.17)	(0.08)	(0.10)	2.70
11/30/2017	2.79	0.08	0.10	0.18	(0.09)	2.88

478	See Notes to Financial Statements.

	Ratios to Average Net Assets:						Supplemental Data:
Total return (%)(b)	Total expenses after waivers and/or reim- bursements (%)		Total expenses (%)		Net investment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

2.38	0.73		0.73		2.53		$1,275,012	112
7.65	0.76		0.76		3.11		1,229,762	112
13.02	0.77		0.77		3.53		1,054,889	108
(2.78)	0.77		0.81		3.46		836,525	117
7.33	0.78		0.89		3.03		918,917	205

1.74	1.36		1.36		1.90		81,240	112
6.60	1.38		1.38		2.53		107,888	112
12.26	1.38		1.38		2.93		162,000	108
(3.00)	1.39		1.43		2.82		166,762	117
6.28	1.40		1.51		2.42		230,293	205

2.48	0.63		0.63		2.62		570,553	112
7.38	0.66		0.66		3.20		570,685	112
13.09	0.67		0.67		3.61		591,492	108
(2.33)	0.67		0.71		3.55		434,593	117
7.43	0.68		0.79		3.10		454,740	205

2.66	0.45		0.45		2.79		985,589	112
7.95	0.47		0.47		3.38		722,882	112
13.33	0.49		0.49		3.79		586,822	108
(2.51)	0.47		0.51		3.75		394,646	117
3.99 (d)	0.46	(e)	0.60	(e)	3.25	(e)	274,355	205

2.58	0.53		0.53		2.73		135,925	112
7.49	0.56		0.56		3.33		155,970	112
13.63	0.57		0.57		3.73		184,515	108
(2.59)	0.57		0.60		3.66		165,736	117
7.54	0.58		0.69		3.22		166,989	205

1.98	1.13		1.13		2.14		1,350	112
6.83	1.16		1.16		2.73		1,730	112
12.47	1.17		1.17		3.17		1,285	108
(2.76)	1.17		1.21		3.05		1,667	117
6.49	1.18		1.29		2.64		2,008	205

See Notes to Financial Statements.	479

Financial Highlights (continued)

INCOME FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net asset value, end of period
Class R3
11/30/2021	$3.02	$0.07	$(0.01)	$0.06	$(0.08)	$3.00
11/30/2020	2.91	0.08	0.13	0.21	(0.10)	3.02
11/30/2019	2.68	0.09	0.24	0.33	(0.10)	2.91
11/30/2018	2.87	0.09	(0.18)	(0.09)	(0.10)	2.68
11/30/2017	2.77	0.08	0.11	0.19	(0.09)	2.87
Class R4
11/30/2021	3.01	0.08	(0.01)	0.07	(0.09)	2.99
11/30/2020	2.90	0.09	0.12	0.21	(0.10)	3.01
11/30/2019	2.67	0.10	0.24	0.34	(0.11)	2.90
11/30/2018	2.86	0.10	(0.18)	(0.08)	(0.11)	2.67
11/30/2017	2.77	0.08	0.11	0.19	(0.10)	2.86
Class R5
11/30/2021	3.01	0.08	–	0.08	(0.10)	2.99
11/30/2020	2.91	0.10	0.11	0.21	(0.11)	3.01
11/30/2019	2.68	0.11	0.24	0.35	(0.12)	2.91
11/30/2018	2.86	0.10	(0.16)	(0.06)	(0.12)	2.68
11/30/2017	2.76	0.09	0.12	0.21	(0.11)	2.86
Class R6
11/30/2021	3.01	0.08	–	0.08	(0.10)	2.99
11/30/2020	2.90	0.10	0.12	0.22	(0.11)	3.01
11/30/2019	2.67	0.11	0.24	0.35	(0.12)	2.90
11/30/2018	2.86	0.10	(0.17)	(0.07)	(0.12)	2.67
11/30/2017	2.76	0.09	0.12	0.21	(0.11)	2.86

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Commenced on April 4, 2017.
(d)	Not annualized.
(e)	Annualized.

480	See Notes to Financial Statements.

	Ratios to Average Net Assets:			Supplemental Data:
Total return (%)(b)	Total expenses after waivers and/or reim- bursements (%)	Total expenses (%)	Net investment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

2.08	1.03	1.03	2.23	$56,410	112
7.32	1.06	1.06	2.83	53,114	112
12.65	1.07	1.07	3.24	55,317	108
(3.05)	1.07	1.11	3.16	50,016	117
7.00	1.08	1.19	2.74	53,025	205

2.33	0.78	0.78	2.50	4,501	112
7.60	0.81	0.81	3.07	9,205	112
12.97	0.82	0.82	3.46	9,218	108
(2.83)	0.82	0.85	3.44	5,363	117
6.89	0.83	0.94	2.98	3,117	205

2.59	0.53	0.53	2.73	6,309	112
7.50	0.56	0.56	3.32	6,548	112
13.21	0.57	0.57	3.73	6,099	108
(2.23)	0.58	0.62	3.54	4,048	117
7.55	0.57	0.70	3.21	15,926	205

2.67	0.45	0.45	2.81	60,434	112
7.95	0.48	0.48	3.40	55,981	112
13.34	0.49	0.49	3.81	52,133	108
(2.50)	0.47	0.51	3.77	33,975	117
7.66	0.47	0.59	3.31	19,714	205

See Notes to Financial Statements.	481

Financial Highlights (continued)

INFLATION FOCUSED FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net asset value, end of period
Class A
11/30/2021	$11.33	$0.13	$1.28	$1.41	$(0.30)	$12.44
11/30/2020	11.23	0.26	0.26 (c)	0.52	(0.42)	11.33
11/30/2019	11.55	0.34	(0.21)	0.13	(0.45)	11.23
11/30/2018	11.88	0.29	(0.17)	0.12	(0.45)	11.55
11/30/2017	12.18	0.24	(0.09)	0.15	(0.45)	11.88
Class C
11/30/2021	11.35	0.05	1.29	1.34	(0.23)	12.46
11/30/2020	11.25	0.20	0.25 (c)	0.45	(0.35)	11.35
11/30/2019	11.57	0.27	(0.21)	0.06	(0.38)	11.25
11/30/2018	11.90	0.22	(0.18)	0.04	(0.37)	11.57
11/30/2017	12.20	0.16	(0.08)	0.08	(0.38)	11.90
Class F
11/30/2021	11.35	0.14	1.29	1.43	(0.32)	12.46
11/30/2020	11.24	0.27	0.27 (c)	0.54	(0.43)	11.35
11/30/2019	11.57	0.35	(0.21)	0.14	(0.47)	11.24
11/30/2018	11.89	0.31	(0.17)	0.14	(0.46)	11.57
11/30/2017	12.19	0.25	(0.09)	0.16	(0.46)	11.89
Class F3
11/30/2021	11.34	0.14	1.30	1.44	(0.33)	12.45
11/30/2020	11.23	0.29	0.27 (c)	0.56	(0.45)	11.34
11/30/2019	11.55	0.37	(0.21)	0.16	(0.48)	11.23
11/30/2018	11.88	0.33	(0.18)	0.15	(0.48)	11.55
4/4/2017 to 11/30/2017(d)	12.17	0.19	(0.15)	0.04	(0.33)	11.88
Class I
11/30/2021	11.34	0.16	1.27	1.43	(0.33)	12.44
11/30/2020	11.24	0.28	0.26 (c)	0.54	(0.44)	11.34
11/30/2019	11.56	0.36	(0.20)	0.16	(0.48)	11.24
11/30/2018	11.89	0.32	(0.18)	0.14	(0.47)	11.56
11/30/2017	12.18	0.26	(0.07)	0.19	(0.48)	11.89
Class R2
11/30/2021	11.30	0.11	1.23	1.34	(0.26)	12.38
11/30/2020	11.22	0.20	0.26 (c)	0.46	(0.38)	11.30
11/30/2019	11.55	0.30	(0.22)	0.08	(0.41)	11.22
11/30/2018	11.87	0.24	(0.16)	0.08	(0.40)	11.55
11/30/2017	12.17	0.19	(0.09)	0.10	(0.40)	11.87

482	See Notes to Financial Statements.

		Ratios to Average Net Assets:						Supplemental Data:
Total return (%)(b)		Total expenses after waivers and/or reim- bursements (%)		Total expenses (%)		Net investment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

12.59		0.64		0.64		1.06		$560,624	97
4.87		0.69		0.70		2.40		89,956	97
1.19		0.69		0.69		2.97		109,626	43
0.95		0.69		0.69		2.48		171,109	108
1.27		0.75		0.81		1.98		179,371	64

11.85		1.31		1.31		0.39		92,580	97
4.23		1.30		1.31		1.81		17,716	97
0.55		1.33		1.33		2.33		28,655	43
0.30		1.34		1.35		1.84		49,435	108
0.63		1.39		1.45		1.32		47,475	64

12.68		0.54		0.54		1.11		1,818,238	97
5.06		0.59		0.60		2.52		187,180	97
1.20		0.59		0.59		3.06		285,297	43
1.14		0.58		0.59		2.60		489,043	108
1.36		0.65		0.70		2.04		328,360	64

12.86		0.38		0.38		1.17		236,951	97
5.24		0.42		0.43		2.68		8,595	97
1.46		0.42		0.42		3.24		10,645	43
1.25		0.39		0.43		2.80		22,597	108
0.33	(e)	0.38	(f)	0.53	(f)	2.47	(f)	13,427	64

12.73		0.44		0.45		1.32		1,006,157	97
5.08		0.49		0.50		2.63		320,045	97
1.39		0.49		0.49		3.16		631,037	43
1.16		0.48		0.49		2.71		661,340	108
1.47		0.55		0.60		2.17		511,535	64

11.96		1.07		1.07		0.96		0	97
4.28		1.07		1.08		1.83		166	97
0.70		1.08		1.08		2.59		51	43
0.64		1.10		1.11		2.07		201	108
0.87		1.15		1.20		1.55		286	64

See Notes to Financial Statements.	483

Financial Highlights (continued)

INFLATION FOCUSED FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net asset value, end of period
Class R3
11/30/2021	$11.34	$0.11	$1.26	$1.37	$(0.27)	$12.44
11/30/2020	11.23	0.22	0.28 (c)	0.50	(0.39)	11.34
11/30/2019	11.56	0.30	(0.21)	0.09	(0.42)	11.23
11/30/2018	11.88	0.26	(0.17)	0.09	(0.41)	11.56
11/30/2017	12.18	0.20	(0.08)	0.12	(0.42)	11.88
Class R4
11/30/2021	11.34	0.15	1.25	1.40	(0.30)	12.44
11/30/2020	11.23	0.26	0.26 (c)	0.52	(0.41)	11.34
11/30/2019	11.56	0.33	(0.21)	0.12	(0.45)	11.23
11/30/2018	11.88	0.30	(0.18)	0.12	(0.44)	11.56
11/30/2017	12.18	0.24	(0.09)	0.15	(0.45)	11.88
Class R5
11/30/2021	11.33	0.17	1.26	1.43	(0.33)	12.43
11/30/2020	11.23	0.28	0.26 (c)	0.54	(0.44)	11.33
11/30/2019	11.55	0.36	(0.20)	0.16	(0.48)	11.23
11/30/2018	11.88	0.33	(0.19)	0.14	(0.47)	11.55
11/30/2017	12.18	0.26	(0.08)	0.18	(0.48)	11.88
Class R6
11/30/2021	11.34	0.18	1.25	1.43	(0.34)	12.43
11/30/2020	11.23	0.29	0.27 (c)	0.56	(0.45)	11.34
11/30/2019	11.56	0.37	(0.21)	0.16	(0.49)	11.23
11/30/2018	11.88	0.33	(0.17)	0.16	(0.48)	11.56
11/30/2017	12.18	0.28	(0.08)	0.20	(0.50)	11.88

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Realized and unrealized gain (loss) per share does not correlate to the aggregate of the net realized and unrealized gain (loss) in the Statement of Operations for the year ended November 30, 2020, primarily due to the timing of the sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.
(d)	Commenced on April 4, 2017.
(e)	Not annualized.
(f)	Annualized.

484	See Notes to Financial Statements.

	Ratios to Average Net Assets:			Supplemental Data:
Total return (%)(b)	Total expenses after waivers and/or reim- bursements (%)	Total expenses (%)	Net investment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

12.17	0.94	0.95	0.90	$402	97
4.65	0.98	0.99	2.03	226	97
0.80	0.99	0.99	2.66	104	43
0.74	0.99	1.00	2.17	111	108
0.97	1.05	1.11	1.65	175	64

12.46	0.70	0.70	1.21	2,020	97
4.91	0.74	0.75	2.35	1,706	97
1.05	0.74	0.74	2.91	3,174	43
1.00	0.73	0.73	2.52	2,006	108
1.22	0.80	0.84	2.05	735	64

12.75	0.45	0.45	1.40	304	97
5.08	0.49	0.50	2.64	170	97
1.39	0.49	0.49	3.17	334	43
1.17	0.47	0.48	2.83	144	108
1.48	0.55	0.59	2.19	33	64

12.71	0.39	0.40	1.52	16,742	97
5.24	0.42	0.43	2.70	14,541	97
1.37	0.42	0.42	3.25	35,167	43
1.34	0.39	0.43	2.81	54,549	108
1.67	0.37	0.52	2.37	33,747	64

See Notes to Financial Statements.	485

Financial Highlights (continued)

SHORT DURATION CORE BOND FUND

		Per Share Operating Performance:
		Investment Operations:				Distributions to shareholders from:
	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	Net invest- ment income
Class A
11/30/2021	$9.89	$0.07		$(0.02)	$0.05	$(0.17)
11/30/2020	9.89	0.14		0.10	0.24	(0.24)
11/30/2019	9.72	0.24		0.23	0.47	(0.30)
11/30/2018	9.92	0.22		(0.12)	0.10	(0.30)
4/19/2017 to 11/30/2017(c)	10.00	0.09		(0.02)	0.07	(0.15)
Class C
11/30/2021	9.89	–	(f)	(0.03)	(0.03)	(0.10)
11/30/2020	9.89	0.09		0.08	0.17	(0.17)
11/30/2019	9.72	0.17		0.23	0.40	(0.23)
11/30/2018	9.92	0.14		(0.11)	0.03	(0.23)
4/19/2017 to 11/30/2017(c)	10.00	0.04		(0.02)	0.02	(0.10)
Class F
11/30/2021	9.89	0.08		(0.03)	0.05	(0.18)
11/30/2020	9.89	0.16		0.09	0.25	(0.25)
11/30/2019	9.72	0.24		0.24	0.48	(0.31)
11/30/2018	9.92	0.23		(0.12)	0.11	(0.31)
4/19/2017 to 11/30/2017(c)	10.00	0.09		(0.01)	0.08	(0.16)
Class F3
11/30/2021	9.88	0.10		(0.02)	0.08	(0.20)
11/30/2020	9.89	0.37		(0.11)	0.26	(0.27)
11/30/2019	9.72	0.27		0.22	0.49	(0.32)
11/30/2018	9.92	0.24		(0.11)	0.13	(0.33)
4/19/2017 to 11/30/2017(c)	10.00	0.11		(0.02)	0.09	(0.17)
Class I
11/30/2021	9.89	0.09		(0.02)	0.07	(0.19)
11/30/2020	9.89	0.16		0.10	0.26	(0.26)
11/30/2019	9.71	0.24		0.26	0.50	(0.32)
11/30/2018	9.92	0.24		(0.13)	0.11	(0.32)
4/19/2017 to 11/30/2017(c)	10.00	0.10		(0.02)	0.08	(0.16)
Class R3
11/30/2021	9.89	0.04		(0.03)	0.01	(0.14)
11/30/2020	9.89	0.13		0.08	0.21	(0.21)
11/30/2019	9.72	0.21		0.23	0.44	(0.27)
11/30/2018	9.92	0.19		(0.12)	0.07	(0.27)
4/19/2017 to 11/30/2017(c)	10.00	0.07		(0.02)	0.05	(0.13)

486	See Notes to Financial Statements.

			Ratios to Average Net Assets:						Supplemental Data:

Net asset value, end of period	Total return (%)(b)		Total expenses after waivers and/or reimburse- ments (%)		Total expenses (%)		Net investment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$9.77	0.48		0.60		0.79		0.71		$47,227	220
9.89	2.46		0.60		1.00		1.47		32,022	351
9.89	4.87		0.60		1.81		2.47		8,032	136
9.72	1.04		0.60		3.11		2.21		3,844	177
9.92	0.70	(d)	0.60	(e)	3.42	(e)	1.43	(e)	1,775	216

9.76	(0.29)		1.28		1.47		0.04		4,026	220
9.89	1.76		1.28		1.71		0.90		4,334	351
9.89	4.15		1.29		2.54		1.77		2,238	136
9.72	0.27		1.39		3.88		1.42		1,083	177
9.92	0.22	(d)	1.37	(e)	4.11	(e)	0.70	(e)	806	216

9.76	0.48		0.50		0.69		0.81		104,324	220
9.89	2.54		0.50		0.91		1.58		82,951	351
9.89	4.97		0.50		1.46		2.40		29,007	136
9.72	1.14		0.50		3.00		2.32		4,212	177
9.92	0.77	(d)	0.50	(e)	3.37	(e)	1.52	(e)	1,894	216

9.76	0.80		0.34		0.52		1.02		514	220
9.88	2.65		0.36		1.06		3.78		12	351
9.89	5.13		0.36		1.64		2.72		1,612	136
9.72	1.34		0.32		2.87		2.47		1,533	177
9.92	0.89	(d)	0.30	(e)	3.25	(e)	1.71	(e)	1,513	216

9.77	0.68		0.40		0.59		0.89		26,463	220
9.89	2.65		0.40		0.80		1.63		4,402	351
9.89	5.18		0.40		1.35		2.49		1,821	136
9.71	1.14		0.40		2.88		2.42		127	177
9.92	0.83	(d)	0.40	(e)	3.35	(e)	1.61	(e)	50	216

9.76	0.09		0.90		1.09		0.42		61	220
9.89	2.16		0.90		1.34		1.32		98	351
9.89	4.56		0.90		2.14		2.17		76	136
9.72	0.75		0.90		3.42		1.92		49	177
9.92	0.53	(d)	0.90	(e)	3.84	(e)	1.09	(e)	25	216

See Notes to Financial Statements.	487

Financial Highlights (continued)

SHORT DURATION CORE BOND FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net invest- ment income
Class R4
11/30/2021	$9.89	$0.07	$(0.03)	$0.04	$(0.16)
11/30/2020	9.89	0.18	0.05	0.23	(0.23)
11/30/2019	9.72	0.24	0.22	0.46	(0.29)
11/30/2018	9.92	0.21	(0.11)	0.10	(0.30)
4/19/2017 to 11/30/2017(c)	10.00	0.08	(0.01)	0.07	(0.15)
Class R5
11/30/2021	9.89	0.09	(0.02)	0.07	(0.19)
11/30/2020	9.89	0.20	0.06	0.26	(0.26)
11/30/2019	9.72	0.26	0.23	0.49	(0.32)
11/30/2018	9.92	0.23	(0.11)	0.12	(0.32)
4/19/2017 to 11/30/2017(c)	10.00	0.10	(0.02)	0.08	(0.16)
Class R6
11/30/2021	9.89	0.10	(0.04)	0.06	(0.19)
11/30/2020	9.89	0.21	0.06	0.27	(0.27)
11/30/2019	9.72	0.27	0.22	0.49	(0.32)
11/30/2018	9.92	0.24	(0.11)	0.13	(0.33)
4/19/2017 to 11/30/2017(c)	10.00	0.11	(0.02)	0.09	(0.17)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Commenced on April 19, 2017.
(d)	Not annualized.
(e)	Annualized.
(f)	Amount less than $0.01.

488	See Notes to Financial Statements.

			Ratios to Average Net Assets:						Supplemental Data:

Net asset value, end of period	Total return (%)(b)		Total expenses after waivers and/or reimburse- ments (%)		Total expenses (%)		Net investment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

9.77	0.44		0.65		0.81		0.67		$12	220
9.89	2.41		0.65		1.11		1.81		12	351
9.89	4.82		0.65		1.95		2.42		27	136
9.72	1.00		0.65		3.13		2.14		25	177
9.92	0.68	(d)	0.65	(e)	3.56	(e)	1.35	(e)	25	216

9.77	0.68		0.40		0.57		0.90		12	220
9.89	2.66		0.40		0.87		2.06		12	351
9.89	5.08		0.40		1.69		2.67		27	136
9.72	1.25		0.40		2.88		2.39		26	177
9.92	0.83	(d)	0.40	(e)	3.34	(e)	1.60	(e)	25	216

9.76	0.65		0.34		0.52		0.98		963	220
9.89	2.75		0.36		0.81		2.17		911	351
9.89	5.13		0.36		1.63		2.72		1,961	136
9.72	1.34		0.32		2.87		2.48		1,653	177
9.92	0.89	(d)	0.30	(e)	3.25	(e)	1.71	(e)	1,513	216

See Notes to Financial Statements.	489

Financial Highlights (continued)

SHORT DURATION INCOME FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net invest- ment income
Class A
11/30/2021	$4.20	$0.07	$(0.01)	$0.06	$(0.10)
11/30/2020	4.21	0.09	0.02 (c)	0.11	(0.12)
11/30/2019	4.14	0.12	0.10	0.22	(0.15)
11/30/2018	4.26	0.11	(0.07)	0.04	(0.16)
11/30/2017	4.31	0.09	0.02	0.11	(0.16)
Class C
11/30/2021	4.22	0.04	–	0.04	(0.07)
11/30/2020	4.23	0.07	0.02 (c)	0.09	(0.10)
11/30/2019	4.17	0.10	0.09	0.19	(0.13)
11/30/2018	4.29	0.09	(0.08)	0.01	(0.13)
11/30/2017	4.34	0.07	0.01	0.08	(0.13)
Class F
11/30/2021	4.19	0.07	–	0.07	(0.10)
11/30/2020	4.21	0.10	0.01 (c)	0.11	(0.13)
11/30/2019	4.14	0.13	0.10	0.23	(0.16)
11/30/2018	4.26	0.12	(0.08)	0.04	(0.16)
11/30/2017	4.31	0.10	0.01	0.11	(0.16)
Class F3
11/30/2021	4.20	0.08	–	0.08	(0.11)
11/30/2020	4.21	0.10	0.02 (c)	0.12	(0.13)
11/30/2019	4.14	0.13	0.10	0.23	(0.16)
11/30/2018	4.26	0.12	(0.07)	0.05	(0.17)
4/4/2017 to 11/30/2017(d)	4.30	0.07	–	0.07	(0.11)
Class I
11/30/2021	4.19	0.07	0.01 (c)	0.08	(0.11)
11/30/2020	4.21	0.10	0.01 (c)	0.11	(0.13)
11/30/2019	4.14	0.13	0.10	0.23	(0.16)
11/30/2018	4.25	0.12	(0.06)	0.06	(0.17)
11/30/2017	4.31	0.10	0.01	0.11	(0.17)
Class R2
11/30/2021	4.20	0.05	(0.01)	0.04	(0.08)
11/30/2020	4.21	0.08	0.02 (c)	0.10	(0.11)
11/30/2019	4.14	0.11	0.10	0.21	(0.14)
11/30/2018	4.26	0.10	(0.08)	0.02	(0.14)
11/30/2017	4.31	0.08	0.01	0.09	(0.14)

490	See Notes to Financial Statements.

			Ratios to Average Net Assets:						Supplemental Data:

Net asset value, end of period	Total return (%)(b)		Total expenses after waivers and/or reimburse- ments (%)		Total expenses (%)		Net investment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$4.16	1.40		0.58		0.58		1.55		$13,355,736	84
4.20	2.76		0.59		0.59		2.22		12,733,693	102
4.21	5.48		0.60		0.60		2.92		11,693,022	57
4.14	0.96		0.59		0.59		2.70		8,735,221	71
4.26	2.55		0.59		0.59		2.19		10,697,423	67

4.19	0.99		1.23		1.23		0.91		3,379,490	84
4.22	2.10		1.24		1.24		1.62		3,914,470	102
4.23	4.57		1.22		1.22		2.31		4,914,970	57
4.17	0.35		1.23		1.23		2.07		4,912,225	71
4.29	1.91		1.23		1.23		1.55		6,129,077	67

4.16	1.74		0.48		0.48		1.65		26,865,299	84
4.19	2.62		0.49		0.49		2.33		23,546,579	102
4.21	5.58		0.50		0.50		3.02		23,128,477	57
4.14	1.06		0.49		0.49		2.80		15,833,169	71
4.26	2.65		0.49		0.49		2.28		14,906,190	67

4.17	1.91		0.31		0.31		1.81		5,139,001	84
4.20	3.03		0.33		0.33		2.48		4,425,861	102
4.21	5.75		0.34		0.34		3.19		4,087,351	57
4.14	1.22		0.32		0.32		2.95		3,709,795	71
4.26	1.62	(e)	0.33	(f)	0.33	(f)	2.55	(f)	2,914,992	67

4.16	1.85		0.38		0.38		1.74		12,428,298	84
4.19	2.97		0.39		0.39		2.44		9,762,949	102
4.21	5.44		0.40		0.40		3.12		10,281,839	57
4.14	1.40		0.39		0.39		2.90		7,315,707	71
4.25	2.51		0.39		0.39		2.37		7,091,069	67

4.16	1.00		0.98		0.98		1.17		9,901	84
4.20	2.36		0.99		0.99		1.85		13,909	102
4.21	5.07		1.00		1.00		2.55		18,031	57
4.14	0.56		0.99		0.99		2.30		20,433	71
4.26	2.14		0.99		0.99		1.79		27,492	67

See Notes to Financial Statements.	491

Financial Highlights (continued)

SHORT DURATION INCOME FUND

		Per Share Operating Performance:
		Investment Operations:				Distributions to shareholders from:
	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)		Total from investment operations	Net invest- ment income
Class R3
11/30/2021	$4.20	0.05	0.01	(c)	0.06	(0.09)
11/30/2020	4.21	0.08	0.02	(c)	0.10	(0.11)
11/30/2019	4.14	0.11	0.10		0.21	(0.14)
11/30/2018	4.26	0.10	(0.07)		0.03	(0.15)
11/30/2017	4.31	0.08	0.02		0.10	(0.15)
Class R4
11/30/2021	4.20	0.07	–		0.07	(0.10)
11/30/2020	4.22	0.09	0.01	(c)	0.10	(0.12)
11/30/2019	4.15	0.12	0.10		0.22	(0.15)
11/30/2018	4.27	0.11	(0.07)		0.04	(0.16)
11/30/2017	4.32	0.09	0.02		0.11	(0.16)
Class R5
11/30/2021	4.19	0.08	(0.01)		0.07	(0.11)
11/30/2020	4.20	0.10	0.02	(c)	0.12	(0.13)
11/30/2019	4.13	0.13	0.10		0.23	(0.16)
11/30/2018	4.25	0.12	(0.07)		0.05	(0.17)
11/30/2017	4.30	0.10	0.02		0.12	(0.17)
Class R6
11/30/2021	4.19	0.08	–		0.08	(0.11)
11/30/2020	4.21	0.10	0.01	(c)	0.11	(0.13)
11/30/2019	4.14	0.13	0.10		0.23	(0.16)
11/30/2018	4.26	0.13	(0.08)		0.05	(0.17)
11/30/2017	4.31	0.11	0.01		0.12	(0.17)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Realized and unrealized gain (loss) per share does not correlate to the aggregate of the net realized and unrealized gain (loss) in the Statement of Operations for the years ended November 30, 2020 and 2021, primarily due to the timing of the sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.
(d)	Commenced on April 4, 2017.
(e)	Not annualized.
(f)	Annualized.

492	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:
Net asset value, end of period	Total return (%)(b)	Total expenses after waivers and/or reimburse- ments (%)	Total expenses (%)	Net investment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

4.17	1.10	0.88	0.88	1.26	410,131	84
4.20	2.46	0.89	0.89	1.94	384,845	102
4.21	5.17	0.90	0.90	2.64	367,328	57
4.14	0.67	0.89	0.89	2.41	318,477	71
4.26	2.25	0.89	0.89	1.90	311,784	67

4.17	1.67	0.63	0.63	1.58	168,338	84
4.20	2.47	0.64	0.64	2.18	166,524	102
4.22	5.43	0.65	0.65	2.88	147,772	57
4.15	0.93	0.64	0.64	2.68	105,445	71
4.27	2.50	0.64	0.64	2.15	76,006	67

4.15	1.67	0.38	0.38	1.83	63,717	84
4.19	2.97	0.39	0.39	2.45	69,901	102
4.20	5.70	0.40	0.40	3.14	70,274	57
4.13	1.16	0.39	0.39	2.94	45,264	71
4.25	2.76	0.30	0.39	2.39	24,140	67

4.16	1.91	0.31	0.31	1.82	1,035,235	84
4.19	2.79	0.33	0.33	2.50	896,878	102
4.21	5.76	0.34	0.34	3.19	857,139	57
4.14	1.23	0.33	0.33	3.00	551,235	71
4.26	2.82	0.33	0.33	2.46	289,557	67

See Notes to Financial Statements.	493

Financial Highlights (continued)

TOTAL RETURN FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class A
11/30/2021	$10.91	$0.19	$(0.12)	$0.07	$(0.21)	$(0.23)	$(0.44)
11/30/2020	10.49	0.23	0.46	0.69	(0.27)	–	(0.27)
11/30/2019	9.86	0.28	0.66	0.94	(0.31)	–	(0.31)
11/30/2018	10.36	0.28	(0.46)	(0.18)	(0.32)	–	(0.32)
11/30/2017	10.29	0.22	0.15	0.37	(0.27)	(0.03)	(0.30)
Class C
11/30/2021	10.90	0.12	(0.11)	0.01	(0.15)	(0.23)	(0.38)
11/30/2020	10.48	0.17	0.45	0.62	(0.20)	–	(0.20)
11/30/2019	9.85	0.21	0.66	0.87	(0.24)	–	(0.24)
11/30/2018	10.35	0.21	(0.45)	(0.24)	(0.26)	–	(0.26)
11/30/2017	10.28	0.15	0.15	0.30	(0.20)	(0.03)	(0.23)
Class F
11/30/2021	10.91	0.20	(0.12)	0.08	(0.22)	(0.23)	(0.45)
11/30/2020	10.48	0.24	0.47	0.71	(0.28)	–	(0.28)
11/30/2019	9.86	0.29	0.65	0.94	(0.32)	–	(0.32)
11/30/2018	10.36	0.29	(0.46)	(0.17)	(0.33)	–	(0.33)
11/30/2017	10.29	0.23	0.15	0.38	(0.28)	(0.03)	(0.31)
Class F3
11/30/2021	10.91	0.22	(0.11)	0.11	(0.25)	(0.23)	(0.48)
11/30/2020	10.49	0.27	0.45	0.72	(0.30)	–	(0.30)
11/30/2019	9.87	0.31	0.65	0.96	(0.34)	–	(0.34)
11/30/2018	10.36	0.31	(0.44)	(0.13)	(0.36)	–	(0.36)
4/4/2017 to 11/30/2017(c)	10.33	0.18	0.05	0.23	(0.20)	–	(0.20)
Class I
11/30/2021	10.93	0.22	(0.12)	0.10	(0.24)	(0.23)	(0.47)
11/30/2020	10.50	0.26	0.46	0.72	(0.29)	–	(0.29)
11/30/2019	9.88	0.30	0.65	0.95	(0.33)	–	(0.33)
11/30/2018	10.38	0.30	(0.45)	(0.15)	(0.35)	–	(0.35)
11/30/2017	10.31	0.24	0.15	0.39	(0.29)	(0.03)	(0.32)
Class P
11/30/2021	10.96	0.16	(0.11)	0.05	(0.19)	(0.23)	(0.42)
11/30/2020	10.53	0.21	0.46	0.67	(0.24)	–	(0.24)
11/30/2019	9.91	0.25	0.65	0.90	(0.28)	–	(0.28)
11/30/2018	10.41	0.25	(0.45)	(0.20)	(0.30)	–	(0.30)
11/30/2017	10.34	0.19	0.15	0.34	(0.24)	(0.03)	(0.27)

494	See Notes to Financial Statements.

		Ratios to Average Net Assets:						Supplemental Data:
Net asset value, end of period	Total return (%)(b)	Total expenses after waivers and/or reimburse- ments (%)		Total expenses (%)		Net invest- ment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$10.54	0.68	0.64		0.64		1.79		$1,300,031	393
10.91	6.63	0.66		0.66		2.19		1,416,776	538
10.49	9.62	0.68		0.68		2.68		1,275,715	736
9.86	(1.71)	0.68		0.72		2.74		1,150,292	643
10.36	3.65	0.68		0.80		2.11		1,269,964	472

10.53	0.04	1.28		1.28		1.16		59,759	393
10.90	5.98	1.29		1.29		1.59		85,200	538
10.48	8.95	1.30		1.30		2.08		118,447	736
9.85	(2.32)	1.30		1.35		2.10		123,735	643
10.35	2.99	1.32		1.43		1.47		170,287	472

10.54	0.78	0.54		0.54		1.88		1,059,760	393
10.91	6.84	0.56		0.56		2.29		1,013,091	538
10.48	9.62	0.58		0.58		2.78		960,498	736
9.86	(1.61)	0.58		0.62		2.83		822,274	643
10.36	3.74	0.58		0.69		2.18		901,918	472

10.54	0.97	0.35		0.35		2.07		881,986	393
10.91	6.95	0.36		0.36		2.49		774,625	538
10.49	9.83	0.38		0.38		2.98		664,783	736
9.87	(1.31)	0.37		0.40		3.05		632,109	643
10.36	2.22 (d)	0.35	(e)	0.48	(e)	2.58	(e)	581,363	472

10.56	0.92	0.40		0.44		2.02		433,258	393
10.93	6.98	0.43		0.47		2.44		414,220	538
10.50	9.76	0.44		0.48		2.93		405,218	736
9.88	(1.48)	0.45		0.52		2.97		376,595	643
10.38	3.85	0.48		0.60		2.31		380,442	472

10.59	0.43	0.89		0.89		1.53		710	393
10.96	6.45	0.91		0.91		1.94		659	538
10.53	9.21	0.93		0.93		2.45		528	736
9.91	(1.93)	0.93		0.97		2.49		555	643
10.41	3.38	0.93		1.05		1.85		650	472

See Notes to Financial Statements.	495

Financial Highlights (continued)

TOTAL RETURN FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class R2
11/30/2021	$10.90	$0.15	$(0.11)	$0.04	$(0.17)	$(0.23)	$(0.40)
11/30/2020	10.48	0.19	0.45	0.64	(0.22)	–	(0.22)
11/30/2019	9.86	0.24	0.65	0.89	(0.27)	–	(0.27)
11/30/2018	10.36	0.23	(0.45)	(0.22)	(0.28)	–	(0.28)
11/30/2017	10.29	0.18	0.15	0.33	(0.23)	(0.03)	(0.26)
Class R3
11/30/2021	10.90	0.16	(0.11)	0.05	(0.18)	(0.23)	(0.41)
11/30/2020	10.48	0.20	0.45	0.65	(0.23)	–	(0.23)
11/30/2019	9.86	0.25	0.65	0.90	(0.28)	–	(0.28)
11/30/2018	10.36	0.24	(0.45)	(0.21)	(0.29)	–	(0.29)
11/30/2017	10.29	0.19	0.15	0.34	(0.24)	(0.03)	(0.27)
Class R4
11/30/2021	10.91	0.18	(0.11)	0.07	(0.21)	(0.23)	(0.44)
11/30/2020	10.49	0.23	0.45	0.68	(0.26)	–	(0.26)
11/30/2019	9.86	0.27	0.66	0.93	(0.30)	–	(0.30)
11/30/2018	10.36	0.27	(0.45)	(0.18)	(0.32)	–	(0.32)
11/30/2017	10.29	0.22	0.14	0.36	(0.26)	(0.03)	(0.29)
Class R5
11/30/2021	10.91	0.21	(0.11)	0.10	(0.24)	(0.23)	(0.47)
11/30/2020	10.49	0.26	0.45	0.71	(0.29)	–	(0.29)
11/30/2019	9.86	0.30	0.66	0.96	(0.33)	–	(0.33)
11/30/2018	10.36	0.30	(0.46)	(0.16)	(0.34)	–	(0.34)
11/30/2017	10.29	0.24	0.15	0.39	(0.29)	(0.03)	(0.32)
Class R6
11/30/2021	10.92	0.22	(0.11)	0.11	(0.25)	(0.23)	(0.48)
11/30/2020	10.49	0.27	0.46	0.73	(0.30)	–	(0.30)
11/30/2019	9.87	0.31	0.65	0.96	(0.34)	–	(0.34)
11/30/2018	10.37	0.31	(0.45)	(0.14)	(0.36)	–	(0.36)
11/30/2017	10.30	0.25	0.15	0.40	(0.30)	(0.03)	(0.33)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Commenced on April 4, 2017.
(d)	Not annualized.
(e)	Annualized.

496	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:
Net asset value, end of period	Total return (%)(b)	Total expenses after waivers and/or reimburse- ments (%)	Total expenses (%)	Net invest- ment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

$10.54	0.37	1.04	1.04	1.39	$1,768	393
10.90	6.21	1.06	1.06	1.81	2,579	538
10.48	9.08	1.08	1.08	2.31	3,501	736
9.86	(2.10)	1.08	1.13	2.31	4,898	643
10.36	3.24	1.08	1.20	1.69	8,150	472

10.54	0.47	0.95	0.95	1.50	37,846	393
10.90	6.32	0.96	0.96	1.90	85,403	538
10.48	9.19	0.98	0.98	2.40	93,652	736
9.86	(2.00)	0.98	1.02	2.43	107,380	643
10.36	3.34	0.98	1.09	1.79	133,227	472

10.54	0.63	0.69	0.69	1.74	44,058	393
10.91	6.58	0.71	0.71	2.16	58,811	538
10.49	9.56	0.73	0.73	2.64	66,840	736
9.86	(1.76)	0.73	0.77	2.70	63,160	643
10.36	3.60	0.73	0.84	2.05	68,972	472

10.54	0.88	0.44	0.44	1.99	78,822	393
10.91	6.85	0.46	0.46	2.40	110,056	538
10.49	9.84	0.49	0.49	2.88	127,807	736
9.86	(1.51)	0.48	0.52	2.94	85,701	643
10.36	3.87	0.48	0.60	2.32	91,931	472

10.55	0.97	0.35	0.35	2.08	252,862	393
10.92	7.05	0.36	0.36	2.51	295,096	538
10.49	9.84	0.38	0.38	2.97	364,578	736
9.87	(1.40)	0.37	0.40	3.07	220,216	643
10.37	3.98	0.36	0.48	2.45	161,412	472

See Notes to Financial Statements.	497

Financial Highlights (continued)

ULTRA SHORT BOND FUND

		Per Share Operating Performance:
		Investment Operations:				Distributions to shareholders from:
	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations		Net investment income	Net asset value, end of period
Class A
11/30/2021	$10.04	$0.03	$(0.03)	$–	(c)	$(0.04)	$10.00
11/30/2020	10.03	0.11	0.01 (d)	0.12		(0.11)	10.04
11/30/2019	10.00	0.24	0.03	0.27		(0.24)	10.03
11/30/2018	10.01	0.21	(0.02)	0.19		(0.20)	10.00
11/30/2017	10.00	0.13	–	0.13		(0.12)	10.01
Class A1
11/30/2021	10.04	0.02	(0.03)	(0.01)		(0.03)	10.00
11/30/2020	10.03	0.07	0.04 (d)	0.11		(0.10)	10.04
7/31/2019 to 11/30/2019(e)	10.02	0.05	0.03	0.08		(0.07)	10.03
Class F
11/30/2021	10.04	0.04	(0.04)	–	(c)	(0.04)	10.00
11/30/2020	10.03	0.11	0.02 (d)	0.13		(0.12)	10.04
11/30/2019	10.00	0.25	0.03	0.28		(0.25)	10.03
11/30/2018	10.01	0.22	(0.02)	0.20		(0.21)	10.00
11/30/2017	10.00	0.13	–	0.13		(0.12)	10.01
Class F3
11/30/2021	10.04	0.05	(0.03)	0.02		(0.06)	10.00
11/30/2020	10.03	0.11	0.03 (d)	0.14		(0.13)	10.04
11/30/2019	10.00	0.26	0.03	0.29		(0.26)	10.03
11/30/2018	10.01	0.23	(0.02)	0.21		(0.22)	10.00
4/4/2017 to 11/30/2017(h)	10.01	0.10	–	0.10		(0.10)	10.01
Class I
11/30/2021	10.04	0.05	(0.04)	0.01		(0.05)	10.00
11/30/2020	10.03	0.13	0.01 (d)	0.14		(0.13)	10.04
11/30/2019	9.99	0.26	0.04	0.30		(0.26)	10.03
11/30/2018	10.01	0.23	(0.03)	0.20		(0.22)	9.99
11/30/2017	10.00	0.15	–	0.15		(0.14)	10.01
Class R5
11/30/2021	10.04	0.05	(0.04)	0.01		(0.05)	10.00
11/30/2020	10.03	0.13	0.01 (d)	0.14		(0.13)	10.04
11/30/2019	10.00	0.26	0.03	0.29		(0.26)	10.03
11/30/2018	10.01	0.23	(0.02)	0.21		(0.22)	10.00
11/30/2017	10.00	0.14	0.01	0.15		(0.14)	10.01

498	See Notes to Financial Statements.

		Ratios to Average Net Assets:						Supplemental Data:
Total return (%)(b)		Total expenses after waivers and/or reimburse- ments (%)		Total expenses (%)		Net investment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

(0.03)		0.43		0.43		0.34		$10,038,159	72
1.25		0.42		0.45		1.14		12,300,460	93
2.87		0.41		0.48		2.39		11,938,003	46
1.84		0.40		0.49		2.11		6,688,131	23
1.30		0.40		0.51		1.28		1,550,462	23

(0.13)		0.53		0.53		0.24		13,240	72
1.15		0.52		0.54		0.74		19,403	93
0.79	(f)	0.48	(g)	0.55	(g)	1.56	(g)	2,860	46

0.02		0.38		0.38		0.38		5,349,686	72
1.30		0.37		0.40		1.15		7,109,132	93
2.82		0.36		0.43		2.47		6,539,665	46
1.98		0.35		0.44		2.18		4,603,442	23
1.34		0.35		0.44		1.32		552,335	23

0.16		0.24		0.24		0.53		519,235	72
1.45		0.25		0.26		1.13		804,537	93
2.97		0.22		0.29		2.62		282,582	46
2.13		0.22		0.30		2.27		271,727	23
0.96	(f)	0.21	(g)	0.34	(g)	1.50	(g)	50,096	23

0.12		0.28		0.28		0.49		1,285,378	72
1.40		0.27		0.30		1.35		1,258,215	93
3.03		0.26		0.33		2.56		1,803,798	46
1.99		0.25		0.35		2.32		1,291,802	23
1.46		0.25		0.39		1.45		115,193	23

0.12		0.28		0.28		0.49		592	72
1.41		0.27		0.30		1.31		784	93
2.94		0.26		0.33		2.63		1,369	46
2.11		0.25		0.35		2.29		1,716	23
1.48		0.25		0.53		1.35		292	23

See Notes to Financial Statements.	499

Financial Highlights (concluded)

ULTRA SHORT BOND FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net asset value, end of period
Class R6
11/30/2021	$10.04	$0.05	$(0.03)	$0.02	$(0.06)	$10.00
11/30/2020	10.03	0.12	0.02 (d)	0.14	(0.13)	10.04
11/30/2019	10.00	0.26	0.03	0.29	(0.26)	10.03
11/30/2018	10.01	0.24	(0.03)	0.21	(0.22)	10.00
11/30/2017	10.00	0.14	0.01	0.15	(0.14)	10.01

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and A1 does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Amount less than $0.01.
(d)	Realized and unrealized gain (loss) per share does not correlate to the aggregate of the net realized and unrealized gain (loss) in the Statement of Operations for the year ended November 30, 2020, primarily due to the timing of the sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.
(e)	Commenced on July 31, 2019.
(f)	Not annualized.
(g)	Annualized.
(h)	Commenced on April 4, 2017.

500	See Notes to Financial Statements.

	Ratios to Average Net Assets:			Supplemental Data:
Total return (%)(b)	Total expenses after waivers and/or reimburse- ments (%)	Total expenses (%)	Net investment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

0.16	0.24	0.24	0.54	$86,964	72
1.45	0.25	0.26	1.17	65,008	93
2.96	0.22	0.29	2.55	11,572	46
2.13	0.23	0.30	2.35	7,075	23
1.53	0.20	0.50	1.41	314	23

See Notes to Financial Statements.	501

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Investment Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was organized as a Delaware statutory trust on August 16, 1993.

The Trust currently consists of fourteen funds as of November 30, 2021. This report covers the following twelve funds (separately, a “Fund” and collectively, the “Funds”) and their respective active share classes at November 30, 2021:

Funds	Classes
Lord Abbett Convertible Fund (“Convertible Fund”)	A, C, F, F3, I, P, R2, R3, R4, R5, and R6
Lord Abbett Core Fixed Income Fund (“Core Fixed Income Fund”)	A, C, F, F3 I, R2, R3, R4, R5, and R6
Lord Abbett Core Plus Bond Fund (“Core Plus Bond Fund”)	A, C, F, F3, I, R3, R4, R5, and R6
Lord Abbett Corporate Bond Fund (“Corporate Bond Fund”)	A, C, F, F3, I, R2, R3, R4, R5, and R6
Lord Abbett Floating Rate Fund (“Floating Rate Fund”)	A, C, F, F3, I, R2, R3, R4, R5, and R6
Lord Abbett High Yield Fund (“High Yield Fund”)	A, C, F, F3, I, P, R2, R3, R4, R5, and R6
Lord Abbett Income Fund (“Income Fund”)	A, C, F, F3, I, R2, R3, R4, R5, and R6
Lord Abbett Inflation Focused Fund (“Inflation Focused Fund”)	A, C, F, F3, I, R2, R3, R4, R5, and R6
Lord Abbett Short Duration Core Bond Fund (“Short Duration Core Bond Fund”)	A, C, F, F3, I, R3, R4, R5, and R6
Lord Abbett Short Duration Income Fund (“Short Duration Income Fund”)	A, C, F, F3, I, R2, R3, R4, R5, and R6
Lord Abbett Total Return Fund (“Total Return Fund”)	A, C, F, F3, I, P, R2, R3, R4, R5, and R6
Lord Abbett Ultra Short Bond Fund (“Ultra Short Bond Fund”)	A, A1, F, F3, I, R5, and R6

The Funds’ Class P shares are closed to substantially all new investors, with certain exceptions as set forth in the Funds’ prospectus.

Convertible Fund’s investment objective is to seek current income and the opportunity for capital appreciation to produce a high total return. Corporate Bond Fund’s investment objective is to seek current income. Each of Core Fixed Income Fund’s, Core Plus Bond Fund’s and Total Return Fund’s investment objective is to seek income and capital appreciation to produce a high total return. Floating Rate Fund’s investment objective is to seek a high level of current income. High Yield Fund’s investment objective is to seek a high current income and the opportunity for capital appreciation to produce a high total return. Each of Income Fund’s and Short Duration Income Fund’s investment objective is to seek a high level of income consistent with preservation of capital. Inflation Focused Fund’s primary investment objective is to provide investment returns that exceed the rate of inflation in the U.S. economy over a full economic cycle. As a secondary objective, the Fund seeks current income. Each of Short Duration Core Bond Fund’s and Ultra Short Bond Fund’s investment objective is to seek current income consistent with the preservation of capital.

Each class of shares has different expenses and dividends. A front-end sales charge is normally added to the net asset value (“NAV”) for Class A and A1 shares. There is no front-end sales charge in the case of Class C, F, F3, I, P, R2, R3, R4, R5 and R6 shares, although there may be a contingent deferred sales charge (“CDSC”) in certain cases as follows: Class A shares purchased without a sales charge and redeemed before the first day of the month in which the one-year anniversary of the purchase falls (subject to certain exceptions as set forth in each Fund’s prospectus); Class A1 shares purchased without a sales charge and redeemed before the first day of the month in which the eighteenth month anniversary of the purchase falls (subject to certain exceptions as set forth in each Fund’s prospectus); and Class C shares redeemed before the first anniversary of purchase. Class C shares

Notes to Financial Statements (continued)

automatically convert to Class A shares on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the month on which the purchase order was accepted, provided that the Fund or financial intermediary through which a shareholder purchased Class C shares has records verifying that the C shares have been held at least eight years.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Funds’ Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Funds’ investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Board has approved the use of an independent fair valuation service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that correlate to the fair-valued securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Fixed income securities are valued based on evaluated prices supplied by independent pricing services, which reflect broker/dealer supplied valuations and the independent pricing services’ own electronic data processing techniques. Floating rate loans are valued at the average of bid and ask quotations obtained from dealers in loans on the basis of prices supplied by independent pricing services. Forward foreign currency exchange contracts are valued using daily forward exchange rates. Exchange traded options and futures contracts are valued at the last quoted sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and asked prices is used. Swaps are valued daily using independent pricing services or quotations from broker/dealers to the extent available.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values, yield curves, broker quotes, observable trading activity, option adjusted spread models and other relevant information to determine the fair value of portfolio investments. The Board

Notes to Financial Statements (continued)

or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and may employ techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Investments in open-end money market mutual funds are valued at their NAV as of the close of each business day. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other on the Statements of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)	Income Taxes–It is the policy of each Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s filed U.S. federal tax returns remains open for the fiscal years ended November 30, 2018 through November 30, 2021. The statutes of limitations on the Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Trust that do not specifically relate to an individual fund are generally allocated to the Funds within the Trust on a pro rata basis by relative net assets. Expenses, excluding class-specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. In addition, Class F3 and R6 bear only their class-specific shareholder servicing expenses. Class A, A1, C, F, P, R2, R3 and R4 shares bear their class-specific share of all expenses and fees relating to the Funds’ 12b-1 Distribution Plan.

(f)	Foreign Transactions–The books and records of each Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in each Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss), if applicable, is included in Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies in each Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions, if applicable, are included in Net realized gain (loss) on foreign currency related transactions in each Fund’s Statement of Operations. The Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

Notes to Financial Statements (continued)

The Funds use foreign currency exchange contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

(g)	Forward Foreign Currency Exchange Contracts–Each Fund may enter into forward foreign currency exchange contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings, or gain or reduce exposure to foreign currency solely for investment purposes. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The contracts are valued daily at forward exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on forward foreign currency exchange contracts in each Fund’s Statement of Operations. The gain (loss) arising from the difference between the U.S. dollar cost of the original contract and the value of the forward foreign currency in U.S. dollars upon closing of such contracts is included in Net realized gain (loss) on forward foreign currency exchange contracts in each Fund’s Statement of Operations.

(h)	Futures Contracts–Each Fund may purchase and sell futures contracts to manage cash, to adjust exposure to the direction of interest rates or as a substitute position in lieu of holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by a Fund called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. Each Fund will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract.

(i)	Repurchase Agreements–Each Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. Each Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, a Fund may incur a loss upon disposition of the securities.

(j)	When-Issued, Forward Transactions or To-Be-Announced (“TBA”) Transactions–Each Fund may purchase portfolio securities on a when-issued or forward basis. When-issued, forward transactions or TBA transactions involve a commitment by a Fund to purchase securities, with payment and delivery (“settlement”) to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. During the period between purchase and settlement, the fair value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government or U.S. Government sponsored enterprise securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at each Fund’s custodian in order to pay for the commitment. At the time each Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and fair value of the security in determining its NAV. Each

Notes to Financial Statements (continued)

Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

(k)	TBA Sale Commitments–Each Fund may enter into TBA sale commitments to hedge its positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction. Unsettled TBA sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation” above. The contract is adjusted to market value daily and the change in market value is recorded by each Fund as unrealized appreciation (depreciation). If the TBA sale (purchase) commitment is closed through the acquisition of an offsetting purchase (sale) commitment, each Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

(l)	Mortgage Dollar Rolls–Each Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold.

(m)	Commercial Paper–Each Fund may purchase commercial paper. Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is issued in bearer form with maturities generally not exceeding nine months. Commercial paper obligations may include variable amount master demand notes.

(n)	Reverse Repurchase Agreements–Each Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security to a securities dealer or bank for cash and also agrees to repurchase the same security later at a set price. Reverse repurchase agreements expose the Fund to credit risk (that is, the risk that the counterparty will fail to resell the security to the Fund). Engaging in reverse repurchase agreements also may involve the use of leverage, in that a Fund may reinvest the cash it receives in additional securities. Reverse repurchase agreements involve the risk that the market value of the securities to be repurchased by the Fund may decline below the repurchase price.

(o)	Floating Rate Loans–Each Fund may invest in floating rate loans, which usually take the form of loan participations and assignments. Loan participations and assignments are agreements to make money available to U.S. or foreign corporations, partnerships or other business entities (the “Borrower”) in a specified amount, at a specified rate and within a specified time. A loan is typically originated, negotiated and structured by a U.S. or foreign bank, insurance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the loan on behalf of the other Loan Investors in the syndicate and may hold any collateral on behalf of the Loan Investors. Such loan participations and assignments are typically senior, secured and collateralized in nature. A Fund records an investment when the Borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by

Notes to Financial Statements (continued)

reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or London InterBank Offered Rate (“LIBOR”).

The loans in which each Fund invests may be subject to some restrictions on resale. For example, each Fund may be contractually obligated to receive approval from the Agent and/or Borrower prior to the sale of these investments. Each Fund generally has no right to enforce compliance with the terms of the loan agreement with the Borrower. As a result, each Fund assumes the credit risk of the Borrower, the selling participant and any other persons interpositioned between each Fund and the Borrower (“Intermediate Participants”). In the event that the Borrower, selling participant or Intermediate Participants become insolvent or enter into bankruptcy, each Fund may incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of each Fund to the Borrower. At any point in time, up to the maturity date of the issue, the Borrower may demand the unfunded portion. Until demanded by the Borrower, unfunded commitments are not recognized as an asset on the Statements of Assets and Liabilities. Unrealized appreciation/depreciation on unfunded commitments presented on the Statements of Assets and Liabilities represents mark to market of the unfunded portion of each Fund’s floating rate notes. As of November 30, 2021, the following Funds had unfunded loan commitments:

Core Plus Bond Fund
				Unrealized
	Principal	Market		Appreciation/
Borrower	Amount	Value	Cost	Depreciation
Trans Union LLC 2016 Term Loan B6	$367,590	$365,868	$366,671	$(803)

Floating Rate Loan Fund
				Unrealized
	Principal	Market		Appreciation/
Borrower	Amount	Value	Cost	Depreciation
CMBF LLC Delayed Draw Term Loan	$3,296,244	$3,263,282	$3,296,244	$(32,962)
DexKo Global, Inc. 2021 USD Delayed Draw Term Loan	805,573	800,288	805,573	(5,285)
EyeCare Partners LLC 2021 Delayed Draw Term Loan	2,314,933	2,308,660	2,314,933	(6,273)
Gray Television Inc. 2021 Second Lien Bridge Term Loan, Inc.	9,930,292	9,930,292	9,930,292	–
LBM Acquisition LLC 2021 Incremental Delayed Draw Term Loan B2	4,801,170	4,734,722	4,755,219	(20,497)
Medical Solutions LLC 2021 Delayed Draw Term Loan	1,656,474	1,649,227	1,648,253	974
Refficiency Holdings LLC 2021 Delayed Draw Term Loan	3,212,677	3,215,344	3,212,677	2,667
SCP Eye Care Services LLC 2021 Delayed Draw Term Loan	1,492,684	1,492,684	1,492,684	–
Service Logic Acquisition, Inc. Delayed draw Term Loan	743,837	743,837	737,442	6,395
Thermostat Purchaser III, Inc. Delayed Draw Term Loan	1,714,822	1,712,679	1,714,822	(2,143)
Trans Union, LLC 2021 Term Loan B6	17,304,615	17,223,543	17,261,354	(37,811)
Western Dental Service, Inc. 2021 Delayed Draw Term Loan	956,189	954,821	956,189	(1,368)
Total	$48,229,510	$48,029,379	$48,125,682	$(96,303)

Notes to Financial Statements (continued)

High Yield Fund
				Unrealized
	Principal	Market		Appreciation/
Borrower	Amount	Value	Cost	Depreciation
CMBF LLC Delayed Draw Term Loan	$1,959,418	$1,939,824	$1,959,418	$(19,594)
Medical Solutions LLC 2021 Delayed Draw Term Loan	1,411,477	1,405,302	1,404,472	830
Refficiency Holdings LLC 2021 Delayed Draw Term Loan	808,721	809,392	808,721	671
Washington Prime Group LP 2018 Revolver	23,920	24,338	24,488	(150)
Gray Television, Inc. 2021 2nd Lien Bridge Term Loan	21,523,310	21,523,310	21,523,310	–
Total	$25,726,846	$25,702,166	$25,720,409	$(18,243)

Inflation Focused Fund
				Unrealized
	Principal	Market		Appreciation/
Borrower	Amount	Value	Cost	Depreciation
Gray Television, Inc. 2nd Lien Bridge Term Loan	$3,956,314	$3,956,314	$3,956,314	$–

Short Duration Income Fund
				Unrealized
	Principal	Market		Appreciation/
Borrower	Amount	Value	Cost	Depreciation
Gray Television, Inc. 2021 Second Lien Bridge Term Loan	$96,043,686	$96,043,686	$96,043,686	$–

Total Return Fund
				Unrealized
	Principal	Market		Appreciation/
Borrower	Amount	Value	Cost	Depreciation
Trans Union, LLC 2021 Term Loan B6	$3,764,068	$3,746,433	$3,754,658	$(8,225)

(p)	Inflation-Linked Derivatives–Inflation Focused Fund may invest in inflation-linked derivatives, such as Consumer Price Index Swap Agreements (“CPI swaps”). A CPI swap is a contract in which one party agrees to pay a fixed rate in exchange for a variable rate, which is the rate of change in the CPI during the life of the contract. Payments are based on a notional amount of principal. The Fund will normally enter into CPI swap contracts on a zero coupon basis, meaning that the floating rate will be based on the cumulative CPI during the life of the contract, and the fixed rate will compound until the swap’s maturity date, at which point the payments are netted. The swaps are valued daily and any unrealized gain (loss) is included in the Net change in unrealized appreciation/depreciation on swaps in the Fund’s Statement of Operations. A liquidation payment received or made at the termination or maturity of the swap is recorded in realized gain (loss) and is included in Net realized gain (loss) on swaps in the Fund’s Statement of Operations. Daily changes in valuation of centrally cleared CPI swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities. For the centrally cleared CPI swaps, there was minimal counterparty risk to the Fund, since such CPI swaps entered into were traded through a central clearinghouse, which guarantees against default.

(q)	Credit Default Swaps–Each Fund may enter into credit default swap contracts in order to hedge credit risk or for speculation purposes. As a seller of a credit default swap contract (“seller of protection”), a Fund is required to pay the notional amount or other agreed-upon value of a referenced debt obligation to the counterparty in the event of a default by or other credit event involving the referenced issuer, obligation or index. In return, a Fund receives from the counterparty a periodic stream of payments over the term of the contract.

Notes to Financial Statements (continued)

As a purchaser of a credit default swap contract (“buyer of protection”), a Fund would receive the notional amount or other agreed upon value of a referenced debt obligation from the counterparty in the event of default by or other credit event involving the referenced issuer, obligation or index. In return, a Fund makes periodic payments to the counterparty over the term of the contracts, provided no event of default has occurred.

These credit default swaps may have as a reference obligation corporate or sovereign issuers or credit indices. These credit indices are comprised of a basket of securities representing a particular sector of the market.

Credit default swaps are fair valued based upon quotations from counterparties, brokers or market-makers and the change in value, if any, is recorded as an unrealized appreciation or depreciation. For a credit default swap sold by a Fund, payment of the agreed-upon amount made by a Fund in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation purchased/received. For a credit default swap purchased by a Fund, the agreed-upon amount received by a Fund in the event of default of the referenced debt obligation is recorded as proceeds from sale/delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by a Fund.

Any upfront payments made or received upon entering a credit default swap contract would be amortized or accreted over the life of the swap and recorded as realized gains or losses. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the swap agreement. The value and credit rating of each credit default swap where a Fund is the seller of protection, are both measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Entering into credit default swaps involves credit and market risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates, and that Lord Abbett does not correctly predict the creditworthiness of the issuers of the reference obligation on which the credit default swap is based. For the centrally cleared credit default swaps, there was minimal counterparty risk to the Fund, since such credit default swaps entered into were traded through a central clearinghouse, which guarantees against default.

(r)	Interest Rate Swaps–Each Fund may enter into interest rate swap agreements. Pursuant to interest rate swap agreements, a Fund either makes floating-rate payments to the counterparty (or Central counterparty clearing house (“CCP”) in the case of centrally cleared swaps) based on a benchmark interest rate in exchange for fixed-rate payments or a Fund makes fixed-rate payments to the counterparty or CCP in exchange for payments on a floating benchmark interest rate. Payments received or made, including amortization of upfront payments/receipts, are recorded as realized gains or losses. During the term of the outstanding swap agreement,

Notes to Financial Statements (continued)

changes in the underlying value of the swap are recorded as unrealized gains or losses. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The value of the swap is determined by changes in the relationship between two rates of interest. A Fund is exposed to credit loss in the event of non-performance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from movements in interest rates.

(s)	Total Return Swaps–Each Fund may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market. Each Fund may agree to make payments that are the equivalent of interest in exchange for the right to receive payments equivalent to any appreciation in the value of an underlying security, index or other asset, as well as receive payments equivalent to any distributions made on that asset, over the term of the swap. If the value of the asset underlying a total return swap declines over the term of the swap, each Fund also may be required to pay an amount equal to that decline in value to their counterparty.

(t)	Fair Value Measurements–Fair value is defined as the price that each Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk – for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing each Fund’s investments and other financial instruments as of November 30, 2021 and, if applicable, Level 3 rollforwards for the fiscal year then ended is included in each Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to Financial Statements (continued)

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Trust has a management agreement with Lord Abbett, pursuant to which Lord Abbett provides each Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of each Fund’s investment portfolio.

The management fee is based on each Fund’s average daily net assets at the following annual rates:

Convertible Fund		Income Fund
First $1 billion	.70%	Next $3 billion	.38%
Next $1 billion	.60%	Next $7 billion	.35%
Over $2 billion	.57%	Over $10 billion	.34%

Core Fixed Income Fund		Inflation Focused Fund
First $1 billion	.24%	First $2 billion	.30%
Next $1 billion	.21%	Next $3 billion	.28%
Over $2 billion	.20%	Over $5 billion	.26%

Core Plus Bond Fund		Short Duration Core Bond Fund
First $4 billion	.28%	First $1 billion	.30%
Next $11 billion	.26%	Next $1 billion	.25%
Over $15 billion	.25%	Over $2 billion	.20%

Corporate Bond Fund		Short Duration Income Fund
First $2 billion	.40%	First $1 billion	.35%
Over $2 billion	.35%	Next $1 billion	.30%
		Over $2 billion	.25%
Floating Rate Fund
First $1 billion	.50%	Total Return Fund
Over $1 billion	.45%	First $4 billion	.28%
		Next $11 billion	.26%
High Yield Fund		Over $15 billion	.25%
First $1 billion	.60%
Next $1 billion	.55%	Ultra Short Bond Fund	.17%
Over $2 billion	.50%

For the fiscal year ended November 30, 2021, the effective management fee, net of waivers, was based on each Fund’s average daily net assets at the following annualized rates:

Net Effective
Management Fee
Convertible Fund	.66%
Core Fixed Income Fund	.22%
Core Plus Bond Fund	.24%
Corporate Bond Fund	.00%
Floating Rate Fund	.46%
High Yield Fund	.52%
Income Fund	.38
Inflation Focused Fund	.29%
Short Duration Core Bond Fund	.12%
Short Duration Income Fund	.25%
Total Return Fund	.28%
Ultra Short Bond Fund	.17%

Notes to Financial Statements (continued)

In addition, Lord Abbett provides certain administrative services to each Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of ..04% of each Fund’s average daily net assets. Lord Abbett voluntarily waived the following fund administration fees during the fiscal year ended November 30, 2021:

Fund	Fund Administration Fee
Convertible Fund	$ 30,651
Core Fixed Income Fund	58,791
Core Plus Bond Fund	31,589
Corporate Bond Fund	7,405
Floating Rate Fund	126,468
High Yield Fund	137,851
Income Fund	50,241
Inflation Focused Fund	57,593
Short Duration Core Bond Fund	15,839
Short Duration Income Fund	551,741
Total Return Fund	112,144
Ultra Short Bond Fund	271,051

For the fiscal year ended November 30, 2021 and continuing through March 31, 2022, Lord Abbett has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses for each class, excluding 12b-1 fees, to the following annual rates:

	Effective April 1, 2021			Prior to April 1, 2021
	Classes			Classes
	A,C,F,I,R2,R3,			A,C,F,I,R2,R3,
Fund	R4 and R5	A1	F3 and R6	R4 and R5	A1	F3 and R6
Core Plus Bond Fund	.48%	–	.38%	.48%	–	.39%
Corporate Bond Fund	.48%	–	.44%	.48%	–	.45%
Short Duration Core Bond Fund	.40%	–	.34%	.40%	–	.34%
Ultra Short Bond Fund	–	–	–	–	.27%	–

For the fiscal year ended November 30, 2021 and continuing through March 31, 2022, Lord Abbett has contractually agreed to waive Core Fixed Income Fund’s and Total Return Fund’s Class I shareholder servicing expenses at an annual rate of 0.04% of each Fund’s average daily net assets.

All contractual management fee waiver and expense reimbursement agreements between the Funds and Lord Abbett may be terminated only upon the approval of the Board.

12b-1 Distribution Plan

Each Fund has adopted a distribution plan with respect to Class A, A1, C, F, P, R2, R3 and R4 shares pursuant to Rule 12b-1 under the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC (the “Distributor”), an affiliate of Lord Abbett. The following annual rates have been authorized by the Board pursuant to the plan:

Fees*	Class A		Class A1		Class C(1)	Class F(2)	Class P	Class R2	Class R3	Class R4
Service	.15%		.25%	(4)	.25%	–	.25%	.25%	.25%	.25%
Distribution	.05%	(3)	–		.75%	.10%	.20%	.35%	.25%	–

*	The Funds may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. (“FINRA”) sales charge limitations.

Notes to Financial Statements (continued)

(1)	The 12b-1 fees each Fund pays on Class C shares is a blended rate based on 1.00% of each Fund’s average daily net assets attributable to Class C shares held for less than one year and .80% (.25% service, .55% distribution) of each Fund’s average daily net assets attributable to Class C shares held for one year or more. All Class C shareholders of a Fund will bear 12b-1 fees at the same rate.
(2)	The Class F Share Rule 12b-1 fee may be designated as a service fee in limited circumstances as described in the Funds’ prospectus.
(3)	Distribution fees not applicable to Ultra Short Bond Fund.
(4)	Class A1 is only for Ultra Short Bond Fund.

Class F3, Class I, Class R5 and Class R6 shares do not have a distribution plan.

Commissions

Distributor received the following commissions on sales of shares of the Funds, after concessions were paid to authorized dealers, for the fiscal year ended November 30, 2021:

	Distributor	Dealers’
	Commissions	Concessions
Convertible Fund	$61,290	$396,311
Core Fixed Income Fund	75,363	445,608
Core Plus Bond Fund	25,010	143,310
Corporate Bond Fund	1,514	8,548
Floating Rate Fund	115,683	660,401
High Yield Fund	73,684	478,938
Income Fund	180,725	1,152,072
Inflation Focused Fund	144,060	847,569
Short Duration Core Bond Fund	7,683	41,769
Short Duration Income Fund	911,169	6,295,153
Total Return Fund	136,009	819,165
Ultra Short Bond Fund	–	3,975

Distributor received the following amount of CDSCs for the fiscal year ended November 30, 2021:

	Class A	Class C
Convertible Fund	$39,437	$11,872
Core Fixed Income Fund	17,863	6,716
Core Plus Bond Fund	–	–
Corporate Bond Fund	–	–
Floating Rate Fund	113,865	33,416
High Yield Fund	19,469	13,718
Income Fund	21,282	5,329
Inflation Focused Fund	6,443	7,572
Short Duration Core Bond Fund	–	–
Short Duration Income Fund	1,361,867	539,359
Total Return Fund	16,650	7,982
Ultra Short Bond Fund	4,859	–

Notes to Financial Statements (continued)

Other Related Parties

As of November 30, 2021, the percentages of Convertible Fund’s, Core Fixed Income Fund’s, Floating Rate Fund’s, High Yield Fund’s, Inflation Focused Fund’s and Short Duration Income Fund’s outstanding shares owned by each Fund that invests principally in affiliated mutual funds managed by Lord Abbett (“Fund of Funds”) were as follows:

					Underlying Funds
		Core				Short
		Fixed	Floating	High	Inflation	Duration
	Convertible	Income	Rate	Yield	Focused	Income
Fund of Funds	Fund	Fund	Fund	Fund	Fund	Fund
Lord Abbett Multi-Asset Balanced Opportunity Fund	2.36%	4.28%	0.17%	6.19%	3.68%	0.02%
Lord Abbett Multi-Asset Income Fund	0.80%	8.01%	0.55%	3.19%	2.87%	0.02%

One Trustee and certain of the Trust’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared daily and paid monthly for Core Fixed Income Fund, Core Plus Bond Fund, Corporate Bond Fund, Floating Rate Fund, High Yield Fund, Income Fund, Inflation Focused Fund, Short Duration Core Bond Fund, Short Duration Income Fund, Total Return Fund and Ultra Short Bond Fund and declared and paid quarterly for Convertible Fund. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended November 30, 2021 and 2020 was as follows:

	Convertible Fund		Core Fixed Income Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	11/30/2021	11/30/2020	11/30/2021	11/30/2020
Distributions paid from:
Ordinary income	$157,702,879	$31,447,133	$77,783,549	$37,486,107
Net long-term capital gains	48,441,029	24,951,538	16,060,928	–
Total distributions paid	$206,143,908	$56,398,671	$93,844,477	$37,486,107

Notes to Financial Statements (continued)

	Core Plus Bond Fund		Corporate Bond Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	11/30/2021	11/30/2020	11/30/2021	11/30/2020
Distributions paid from:
Ordinary income	$10,225,689	$9,591,221	$473,612	$335,254
Net long-term capital gains	1,436,842	327,367	61,114	–
Total distributions paid	$11,662,531	$9,918,588	$534,726	$335,254
	Floating Rate Fund		High Yield Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	11/30/2021	11/30/2020	11/30/2021	11/30/2020
Distributions paid from:
Ordinary income	$240,245,181	$284,083,080	$390,034,976	$406,418,993
Tax return of capital	–	50,837,579
Total distributions paid	$240,245,181	$334,920,659	$390,034,976	$406,418,993
		Income Fund	Inflation Focused Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	11/30/2021	11/30/2020	11/30/2021	11/30/2020
Distributions paid from:
Ordinary income	$93,534,127	$102,084,536	$44,543,417	$30,350,040
Total distributions paid	$93,534,127	$102,084,536	$44,543,417	$30,350,040
	Short Duration Core Bond Fund		Short Duration Income Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	11/30/2021	11/30/2020	11/30/2021	11/30/2020
Distributions paid from:
Ordinary income	$2,964,068	$1,722,835	$1,435,370,581	$1,633,205,535
Total distributions paid	$2,964,068	$1,722,835	$1,435,370,581	$1,633,205,535
	Total Return Fund		Ultra Short Bond Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	11/30/2021	11/30/2020	11/30/2021	11/30/2020
Distributions paid from:
Ordinary income	$128,733,647	$107,993,885	$76,255,172	$239,917,875
Net long-term capital gains	49,201,525	–	–	–
Total distributions paid	$177,935,172	$107,993,885	$76,255,172	$239,917,875

As of November 30, 2021, the components of accumulated gains (losses) on a tax-basis were as follows:

	Convertible	Core Fixed
	Fund	Income Fund
Undistributed ordinary income – net	$101,065,076	$1,103,873
Undistributed long-term capital gains	131,835,772	7,484,048
Total undistributed earnings	232,900,848	8,587,921
Capital loss carryforwards*	–	–
Temporary differences	(133,085)	(208,272)
Unrealized gains (losses) – net	92,384,707	(2,362,615)
Total accumulated gains (losses)	$325,152,470	$6,017,034

Notes to Financial Statements (continued)

	Core Plus	Corporate
	Bond Fund	Bond Fund
Undistributed ordinary income – net	$–	$6,507
Undistributed long-term capital gains	84,595	175,812
Total undistributed earnings	84,595	182,319
Capital loss carryforwards*	–	–
Temporary differences	(60,040)	(806)
Unrealized gains (losses) – net	(2,117,918)	42,918
Total accumulated gains (losses)	$(2,093,363)	$224,431
	Floating	High
	Rate Fund	Yield Fund
Undistributed ordinary income – net	$–	$–
Undistributed long-term capital gains	–	–
Total undistributed earnings	–	–
Capital loss carryforwards*	(1,519,776,229)	–
Temporary differences	(21,957,161)	(8,133,639)
Unrealized gains (losses) – net	15,760,142	139,757,324
Total accumulated gains (losses)	$(1,525,973,248)	$131,623,685
		Inflation
	Income Fund	Focused Fund
Undistributed ordinary income – net	$–	$–
Undistributed long-term capital gains	50,225,909	–
Total undistributed earnings	50,225,909	–
Capital loss carryforwards*	–	(196,403,408)
Temporary differences	(4,059,212)	(397,653)
Unrealized gains (losses) – net	35,238,576	(7,729,125)
Total accumulated gains (losses)	$81,405,273	$(204,530,186)
	Short Duration	Short Duration
	Core Bond Fund	Income Fund
Undistributed ordinary income – net	$20,633	$–
Total undistributed earnings	20,633	–
Capital loss carryforwards*	(387,449)	(2,661,708,441)
Temporary differences	(6,635)	(29,900,256)
Unrealized gains (losses)-net	(1,803,634)	(1,461,942,940)
Total accumulated gains (losses)	$(2,177,085)	$(4,153,551,637)
	Total	Ultra Short
	Return Fund	Bond Fund
Undistributed ordinary income – net	$–	$6,073,965
Undistributed long-term capital gains	24,256,431	–
Total undistributed earnings	24,256,431	6,073,965
Capital loss carryforwards*	–	(55,759,281)
Temporary differences	(7,535,858)	(1,391,419)
Unrealized gains (losses) – net	(2,025,798)	(20,533,084)
Total accumulated gains (losses)	$14,694,775	$(71,609,819)

*	The capital losses will carry forward indefinitely.

As of November 30, 2021, the aggregate unrealized gains and losses on investments and other financial instruments based on cost for U.S. federal income tax purposes were as follows:

Notes to Financial Statements (continued)

	Convertible	Core Fixed
	Fund	Income Fund
Tax cost	$1,525,199,911	$2,249,153,607
Gross unrealized gain	140,487,876	6,807,233
Gross unrealized loss	(48,087,016)	(9,169,848)
Net unrealized security gain/(loss)	$92,400,860	$(2,362,615)
	Core Plus	Corporate
	Bond Fund	Bond Fund
Tax cost	$421,050,471	$11,551,672
Gross unrealized gain	1,061,769	148,827
Gross unrealized loss	(3,179,658)	(105,910)
Net unrealized security gain/(loss)	$(2,117,889)	$42,917
	Floating	High
	Rate Fund	Yield Fund
Tax cost	$7,271,386,029	$7,108,668,037
Gross unrealized gain	76,363,847	273,347,409
Gross unrealized loss	(60,907,955)	(133,523,594)
Net unrealized security gain/(loss)	$15,455,892	$139,823,815
		Inflation
	Income Fund	Focused Fund
Tax cost	$3,180,183,825	$3,783,861,472
Gross unrealized gain	55,129,350	73,974,390
Gross unrealized loss	(19,878,011)	(81,703,516)
Net unrealized security gain/(loss)	$35,251,339	$(7,729,126)
	Short Duration	Short Duration
	Core Bond Fund	Income Fund
Tax cost	$200,082,998	$65,148,974,254
Gross unrealized gain	418,509	432,902,665
Gross unrealized loss	(2,222,144)	(1,894,845,101)
Net unrealized security gain/(loss)	$(1,803,635)	$(1,461,942,436)
	Total	Ultra Short
	Return Fund	Bond Fund
Tax cost	$4,331,214,697	$17,386,998,056
Gross unrealized gain	31,437,633	15,660,000
Gross unrealized loss	(33,456,521)	(36,193,084)
Net unrealized security gain/(loss)	$(2,018,888)	$(20,533,084)

The difference between book-basis and tax-basis unrealized gains (losses) is primarily attributable to the tax treatment of certain securities, certain distributions, amortization of premium, other financial instruments and wash sales.

Permanent items identified during the fiscal year ended November 30, 2021 have been reclassified among the components of net assets based on their tax basis treatment as follows:

	Total distributable
	earnings (loss )	Paid-in Capital
Convertible Fund	$ (85,690,173)	$ 85,690,173
Short Duration Income Fund	593,269	(593,269)
Ultra Short Bond Fund	(1,518,201)	1,518,201

The permanent differences are primarily attributable to the tax treatment of certain distributions and certain redemptions.

Notes to Financial Statements (continued)

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended November 30, 2021 were as follows:

	U.S. Government Purchases	Non-U.S. Government Purchases	U.S. Government Sales	Non-U.S. Government Sales
Convertible Fund	$–	$2,503,767,350	$–	$2,404,728,296
Core Fixed Income Fund	8,841,724,191	986,962,021	9,168,133,202	1,085,062,890
Core Plus Bond Fund	627,893,261	248,947,786	573,107,084	212,760,569
Corporate Bond Fund	3,672,829	9,873,372	3,517,069	9,144,974
Floating Rate Fund	–	6,000,510,878	–	5,182,431,951
High Yield Fund	–	8,858,375,882	–	10,010,586,216
Income Fund	1,329,306,898	2,308,398,070	1,164,284,044	2,155,640,246
Inflation Focused Fund	1,246,601,665	3,217,733,028	896,719,514	744,322,643
Short Duration Core Bond Fund	246,517,799	152,582,015	254,218,913	86,222,242
Short Duration Income Fund	17,999,258,326	35,835,985,313	17,874,054,680	29,748,403,588
Total Return Fund	13,639,060,470	2,088,083,014	14,062,184,179	2,339,822,912
Ultra Short Bond Fund	263,857,800	12,049,465,817	499,983,827	10,970,922,080

Each Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Lord Abbett funds or client accounts pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at a fair market price in compliance with provisions of the Rule. For the fiscal year ended November 30, 2021, the following Funds engaged in cross-trades:

Fund	Purchases	Sales	Gain (Loss)
Core Fixed Income Fund	$5,204,585	$–	$–
Core Plus Bond Fund	1,519,569	814,456	15,415
Floating Rate Fund	4,050,761	56,962,083	2,115,758
High Yield Fund	9,682,063	321,639,768	30,572,948
Income Fund	13,770,404	30,097,163	2,173,556
Inflation Focused Fund	40,677,751	–	–
Short Duration Core Bond Fund	533,200	–	–
Short Duration Income Fund	530,239,358	–	–
Total Return Fund	4,328,527	11,617,693	434,448
Ultra Short Bond Fund	96,711	–	–

6.	REDEMPTION IN KIND

During the fiscal year ended November 30, 2021, a shareholder of Short Duration Income Fund and Ultra Short Bond Fund redeemed its Fund shares in exchange for portfolio securities “redemption in kind.” As a result of the redemption in-kind, the Funds realized a net gain of $593,269 and $268,871, respectively.

7.	DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

Each Fund except for Corporate Bond Fund and Ultra Short Bond Fund entered into forward foreign currency exchange contracts for the fiscal year ended November 30, 2021 (as described in note 2(g)). A forward foreign currency exchange contract reduces each Fund’s exposure to changes in the value of the currency it will deliver (or settle in cash) and increases its exposure to changes in the value of the currency it will receive (or settle in cash) for the duration of the contract. Each Fund’s use of

Notes to Financial Statements (continued)

forward foreign currency exchange contracts involves the risk that Lord Abbett will not accurately predict currency movements, and each Fund’s returns could be reduced as a result. Forward foreign currency exchange contracts are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. Each Fund’s risk of loss from counterparty credit risk is the unrealized appreciation on forward foreign currency exchange contracts and deposits with brokers for collateral.

Each Fund except for Convertible Fund entered into U.S. Treasury futures contracts for the fiscal year ended November 30, 2021 (as described in Note 2(h)) to economically hedge against changes in interest rates. The Funds bear the risk of interest rates moving unexpectedly, in which case the Funds may not achieve the anticipated benefits of the futures contracts and realize a loss. There is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

Inflation Focused Fund entered into CPI swaps for the fiscal year ended November 30, 2021 (as described in note 2(p)) to speculate the rate of inflation in the U.S. economy. The Fund’s use of CPI swaps involves the risk that Lord Abbett will not accurately predict expectations of inflation or interest rates, and the Fund’s returns could be reduced as a result. The Fund’s risk of loss from counterparty credit risk is the unrealized appreciation on CPI swaps. For the centrally cleared CPI swaps, there is minimal counterparty credit risk to the Fund since these CPI swaps are traded through a central clearinghouse. As a counterparty to all centrally cleared CPI swaps, the clearinghouse guarantees CPI swaps against default.

Core Fixed Income Fund, Core Plus Bond Fund, High Yield Fund, Income Fund, Inflation Focused Fund, Short Duration Core Bond Fund, Short Duration Income Fund and Total Return Fund entered into credit default swaps for the fiscal year ended November 30, 2021 (as described in Note 2(q)) for investment purposes, to economically hedge credit risk or for speculative purposes. Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy. Under a credit default swap one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statements of Operations. Each Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. For the centrally cleared credit default swaps, there is minimal counterparty credit risk to the Funds since these credit default swaps are traded through a central clearinghouse. As a counterparty to all centrally cleared credit default swaps, the clearinghouse guarantees credit default swaps against default.

Floating Rate Fund entered into total return swaps on indexes for the fiscal year ended November 30, 2021 (as described in Note 2(s)) to hedge credit risk. The Fund may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market. The Fund may agree to make payments that are the equivalent of interest in exchange for the right to receive payments equivalent to any appreciation in the value of an underlying security, index or other asset, as well as receive payments equivalent to any distributions made on that asset, over the term of the swap. If the value of the asset underlying a total return

Notes to Financial Statements (continued)

swap declines over the term of the swap, the Fund also may be required to pay an amount equal to that decline in value to its counterparty.

Floating Rate Fund and Inflation Focused Fund entered into interest rate swaps for the fiscal year ended November 30, 2021 (as described in Note 2(r)) in order to enhance returns or hedge against interest rate risk. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. The interest rate swap agreement will normally be entered into on a zero coupon basis, meaning that the floating rate will be based on the cumulative of the variable rate, and the fixed rate will compound until the swap’s maturity date, at which point the payments would be netted.

As of November 30, 2021, each Fund had the following derivatives at fair value, grouped into appropriate risk categories that illustrate each Fund’s use of derivative instruments:

	Convertible Fund
Asset Derivatives		Foreign Currency Contracts
Forward Foreign Currency Exchange Contracts(1)		$2,369,831

Liability Derivatives
Forward Foreign Currency Exchange Contracts(2)		$17,961

	Core Fixed Income Fund
Asset Derivatives	Interest Rate Contracts	Credit Contracts
Futures Contracts(3)	$5,229,292	–

Liability Derivatives
Credit Default Swap Contracts(4)	–	$1,709,565
Futures Contracts(3)	$1,443,424	–

		Core Plus Bond Fund
Asset Derivatives	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts
Forward Foreign Currency Exchange Contracts(1)	–	$34,832	–
Futures Contracts(3)	$376,889	–	–

Liability Derivatives
Credit Default Swap Contracts(4)	–	–	$451,437
Forward Foreign Currency Exchange Contracts(2)	–	$6,561	–

Notes to Financial Statements (continued)

	Corporate Bond Fund
Asset Derivatives		Interest Rate Contracts
Futures Contracts(3)		$38,463

Liability Derivatives
Futures Contracts(3)		$30,343

			Floating Rate Fund
Asset Derivatives	Equity Contracts	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts
Centrally Cleared Credit Default Swap Contracts(5)	–	–	–	$1,825,272
Centrally Cleared Interest Rate Swap Contracts(5)	–	$1,185,596	–	–
Forward Foreign Currency Exchange Contracts(1)	–	–	$5,746,691	–

Liability Derivatives
Centrally Cleared Interest Rate Contracts(5)	–	$173,779	–	$–
Forward Foreign Currency Exchange Contracts(2)	–	–	$609,765	–
Futures Contracts(3)	–	$2,815,105	–	–
Total Return Swap Contracts(6)	$4,939,416	–	–	–

		High Yield Fund
Asset Derivatives	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts
Centrally Cleared Credit Default Swap Contracts(5)	–	–	$5,784,463
Forward Foreign Currency Exchange Contracts(1)	–	$14,841,497	–
Futures Contracts(3)	$11,008,449	–	–

Liability Derivatives
Centrally Cleared Credit Default Swap Contracts(5)	–	–	$64,820
Credit Default Swap Contracts(4)	–	–	$24,316,698
Forward Foreign Currency Exchange Contracts(2)	–	$2,591,267	–
Futures Contracts(3)	$13,750,342	–	–

Notes to Financial Statements (continued)

		Income Fund
Asset Derivatives	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts
Forward Foreign Currency Exchange Contracts(1)	–	$1,964,049	–
Futures Contracts(3)	$3,917,871	–	–

Liability Derivatives
Credit Default Swap Contracts(4)	–	–	$2,478,617
Forward Foreign Currency Exchange Contracts(2)	–	$21,460	–
Futures Contracts(3)	$7,513	–	–

	Inflation Focused Fund
Asset Derivatives	Interest Rate Contracts	Inflation Linked Contracts
Centrally Cleared CPI Swap Contracts(5)	–	$86,997,090
Centrally Cleared Interest Rate Swap Contracts(5)	$5,649	–
CPI Swap Contracts(7)	–	$37,073,339
Futures Contracts(3)	$1,070,877	–

Liability Derivatives
Centrally Cleared CPI Swap Contracts(5)	–	$12,084,542
Centrally Cleared Interest Rate Contracts(5)	$5,969	–
CPI Swap Contracts(8)	–	$49,497,495

	Short Duration Core Bond Fund
Asset Derivatives	Interest Rate Contracts	Credit Contracts
Credit Default Swap Contracts(4)	–	$7,044
Futures Contracts(3)	$18,082	–

Liability Derivatives
Futures Contracts(3)	$33,524	–

Notes to Financial Statements (continued)

		Short Duration Income Fund
Asset Derivatives	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts
Credit Default Swap Contracts(4)	–	–	$1,072,959
Forward Foreign Currency Exchange Contracts(1)	–	$912,278	–
Futures Contracts(3)	$24,609,275	–	–

Liability Derivatives
Credit Default Swap Contracts(4)	–	–	$15,056,521
Forward Foreign Currency Exchange Contracts(2)	–	$4,103,165	–
Futures Contracts(3)	$9,351,402	–	–

		Total Return Fund
Asset Derivatives	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts
Centrally Cleared Credit Default Swap Contracts(5)	–	–	$872,370
Credit Default Swap Contracts(4)	–	–	$31,296
Forward Foreign Currency Exchange Contracts(1)	–	$1,015,307	–
Futures Contracts(3)	$13,983,087	–	–

Liability Derivatives
Credit Default Swap Contracts(4)	–	–	$4,099,898
Forward Foreign Currency Exchange Contracts(2)	–	$98,976	–
Futures Contracts(3)	$3,967,522	–	–

	Ultra Short Bond Fund
Liability Derivatives		Interest Rate Contracts
Futures Contracts(3)		$3,224,099

(1)	Statements of Assets and Liabilities location: Unrealized appreciation on forward foreign currency exchange contracts.
(2)	Statements of Assets and Liabilities location: Unrealized depreciation on forward foreign currency exchange contracts.
(3)	Statements of Assets and Liabilities location: Includes cumulative unrealized appreciation/depreciation of futures contracts as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(4)	Statements of Assets and Liabilities location: Credit default swap agreements receivable/payable, at fair value.
(5)	Statements of Assets and Liabilities location: Includes cumulative unrealized appreciation/depreciation of centrally cleared swap contracts as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(6)	Statements of Assets and Liabilities location: Total Return Swaps, at fair value.
(7)	Statements of Assets and Liabilities location: Unrealized appreciation on CPI swaps.
(8)	Statements of Assets and Liabilities location: Unrealized depreciation on CPI swaps.

Notes to Financial Statements (continued)

Transactions in derivative investments for the fiscal year ended November 30, 2021 were as follows:

Convertible Fund
Foreign Currency Contracts
Net Realized Gain (Loss)
Forward Foreign Currency Exchange Contracts(1)	$(3,399,530)
Net Change in Unrealized Appreciation/ Depreciation
Forward Foreign Currency Exchange Contracts(2)	$2,736,224
Average Number of Contracts/Notional Amounts*
Forward Foreign Currency Exchange Contracts(3)	$69,014,631

		Core Fixed Income Fund
	Inflation Linked/ Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts
Net Realized Gain (Loss)
CPI/Interest Rate Swap Contracts(4)	$(2,974,225)	–	–
Credit Default Swaps Contracts(4)	–	–	$310,794
Forward Foreign Currency Exchange Contracts(1)	–	$184,157	–
Futures Contracts(5)	$(3,965,876)	–	–
Net Change in Unrealized Appreciation/Depreciation
Credit Default Swaps(6)	–	–	$277,396
Forward Foreign Currency Exchange Contracts(2)	–	$123,919	–
Futures Contracts(7)	$3,283,768	–	–
Average Number of Contracts/Notional Amounts*
CPI/Interest Rate Swap Contracts(8)	26,750,000	–	–
Credit Default Swap Contracts(8)	–	–	63,166,667
Forward Foreign Currency Exchange Contracts(3)	–	$6,693,869	–
Futures Contracts(8)	2,509	–	–

Notes to Financial Statements (continued)

		Core Plus Bond Fund
	Inflation Linked/ Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts
Net Realized Gain (Loss)
CPI/Interest Rate Swap Contracts(4)	$(413,624)	–	–
Credit Default Swaps Contracts(4)	–	–	$(105,389)
Forward Foreign Currency Exchange Contracts(1)	–	$(14,765)	–
Futures Contracts(5)	$(568,970)	–	–
Net Change in Unrealized Appreciation/Depreciation
Credit Default Swaps(6)	–	–	$(68,046)
Forward Foreign Currency Exchange Contracts(2)	–	$54,832	–
Futures Contracts(7)	$305,192	–	–
Average Number of Contracts/Notional Amounts*
CPI/Interest Rate Swap Contracts(8)	3,716,667	–	–
Credit Default Swap Contracts(8)	–	–	7,591,333
Forward Foreign Currency Exchange Contracts(3)	–	$1,967,656	–
Futures(8)	403

		Corporate Bond Fund
			Inflation Linked/ Interest Rate Contracts
Net Realized Gain (Loss)
Futures Contracts(5)			$51,937
Net Change in Unrealized Appreciation/Depreciation
Futures Contracts(7)			$7,328
Average Number of Contracts/Notional Amounts*
Futures Contracts(8)			31

Notes to Financial Statements (continued)

			Floating Rate Fund
	Equity Contracts	Inflation Linked/ Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts
Net Realized Gain (Loss)
CPI/Interest Rate Swaps(4)	–	$1,480,948	–	–
Credit Default Swaps Contracts(4)	–		–	$(1,593,469)
Forward Foreign Currency Exchange Contracts(1)	–	–	$507,633	–
Futures Contracts(5)	–	$4,908,240	–	–
Total Return Swap Contracts(4)	$4,854,677	–	–	–
Net Change in Unrealized Appreciation/Depreciation
CPI/Interest Rate Swaps(6)	–	$1,212,242	–	–
Credit Default Swaps(6)	–	–	–	$1,825,272
Forward Foreign Currency Exchange Contracts(2)	–	–	$5,735,899	–
Futures Contracts(7)	–	$(2,662,905)	–	–
Total Return Swap Contracts(6)	$(6,232,506)	–	–	–
Average Number of Contracts/Notional Amounts*
CPI/Interest Rate Swap Contracts(8)	–	99,238,477	–	–
Credit Default Swap Contracts(8)	–	–	–	45,746,583
Forward Foreign Currency Exchange Contracts(3)	–	–	$146,593,300	–
Futures Contracts(8)	–	3,834	–	–
Total Return Swap Contracts(8)	1,262,797	–	–	–

Notes to Financial Statements (continued)

		High Yield Fund
	Inflation Linked/ Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts
Net Realized Gain (Loss)
Credit Default Swaps Contracts(4)	–	–	$3,388,532
Forward Foreign Currency Exchange Contracts(1)	–	$1,181,414	–
Futures Contracts(5)	$21,817,545	–	–
Net Change in Unrealized Appreciation/Depreciation
Credit Default Swaps(6)	–	–	$12,510,610
Forward Foreign Currency Exchange Contracts(2)	–	$14,069,000	–
Futures Contracts(7)	$(2,969,875)	–	–
Average Number of Contracts/Notional Amounts*
Credit Default Swap Contracts(8)	–	–	654,181,680
Forward Foreign Currency Exchange Contracts(3)	–	$442,270,539	–
Futures Contracts(8)	20,065	–	–

		Income Fund
	Inflation Linked/ Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts
Net Realized Gain (Loss)
CPI/Interest Rate Swap Contracts(4)	$(4,443,703)	–	–
Credit Default Swaps Contracts(4)	–	–	$6,342,256
Forward Foreign Currency Exchange Contracts(1)	–	$274,192	–
Futures Contracts(5)	$(6,110,868)	–	–
Net Change in Unrealized Appreciation/Depreciation
Credit Default Swaps(6)	–	–	$(4,539,958)
Forward Foreign Currency Exchange Contracts(2)	–	$2,085,073	–
Futures Contracts(7)	$3,494,871	–	–
Average Number of Contracts/Notional Amounts*
CPI/Interest Rate Swap Contracts(8)	39,843,333	–	–
Credit Default Swap Contracts(8)	–	–	46,257,021
Forward Foreign Currency Exchange Contracts(3)	–	$40,186,684	–
Futures Contracts(8)	3,201

Notes to Financial Statements (continued)

		Inflation Focused Fund
	Inflation Linked/ Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts
Net Realized Gain (Loss)
CPI/Interest Rate Swaps(4)	$(67,701,936)	–	–
Credit Default Swaps Contracts(4)	–	–	$1,010
Forward Foreign Currency Exchange Contracts(1)	–	$(26,551)	–
Futures Contracts(5)	$(7,083,076)	–	–
Net Change in Unrealized Appreciation/Depreciation
CPI/Interest Rate Swaps(6)	$216,464,700	–	–
Credit Default Swaps(6)	–	–	$(195,851)
Forward Foreign Currency Exchange Contracts(2)	–	$3,275	–
Futures Contracts(7)	$794,025	–	–
Average Number of Contracts/Notional Amounts*
CPI/Interest Rate Swap Contracts(8)	$3,303,851,133	–	–
Credit Default Swap Contracts(8)	–	–	995,514
Forward Foreign Currency Exchange Contracts(3)	–	$630,682	–
Futures Contracts(8)	3,166

Notes to Financial Statements (continued)

	Short Duration Core Bond Fund
	Inflation Linked/ Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts
Net Realized Gain (Loss)
Credit Default Swaps Contracts(4)	–	–	$(69,131)
Forward Foreign Currency Exchange Contracts(1)	–	$(5,545)	–
Futures Contracts(5)	$158,143	–	–
Net Change in Unrealized Appreciation/Depreciation
Credit Default Swaps(6)	–	–	$117,054
Forward Foreign Currency Exchange Contracts(2)	–	$1,638	–
Futures Contracts(7)	$(11,463)	–	–
Average Number of Contracts/Notional Amounts*
Credit Default Swap Contracts(8)	–	–	607,167
Forward Foreign Currency Exchange Contracts(3)	–	$106,471	–
Futures Contracts(8)	111	–	–

	Short Duration Income Fund
	Inflation Linked/ Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts
Net Realized Gain (Loss)
Credit Default Swaps Contracts(4)	–	–	$29,033,257
Forward Foreign Currency Exchange Contracts(1)	–	$10,523,212	–
Futures Contracts(5)	$10,860,392	–	–
Net Change in Unrealized Appreciation/Depreciation
Credit Default Swaps(6)	–	–	$(16,266,793)
Forward Foreign Currency Exchange Contracts(2)	–	$(1,954,612)	–
Futures Contracts(7)	$12,524,163	–	–
Average Number of Contracts/Notional Amounts*
Credit Default Swap Contracts(8)	–	–	473,652,107
Forward Foreign Currency Exchange Contracts(3)	–	$208,709,433	–
Futures(8)	127,943	–	–

Notes to Financial Statements (continued)

		Total Return Fund
	Inflation Linked/ Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts
Net Realized Gain (Loss)
CPI/Interest Rate Swaps(4)	$(6,077,223)	–	–
Credit Default Swaps Contracts(4)	–	–	$(2,593,931)
Forward Foreign Currency Exchange Contracts(1)	–	$(567,889)	–
Futures Contracts(5)	$(21,063,812)	–	–
Net Change in Unrealized Appreciation/Depreciation
Credit Default Swaps(6)	–	–	$924,513
Forward Foreign Currency Exchange Contracts(2)	–	$1,353,994	–
Futures Contracts(7)	$8,319,211	–	–
Average Number of Contracts/Notional Amounts*
CPI/Interest Rate Swap Contracts(8)	54,690,000	–	–
Credit Default Swap Contracts(8)	–	–	234,870,833
Forward Foreign Currency Exchange Contracts(3)	–	$37,957,818	–
Futures Contracts(8)	9,676

		Ultra Short Bond Fund
			Inflation Linked/ Interest Rate Contracts
Net Realized Gain (Loss)
Futures Contracts(5)			$3,507,439
Net Change in Unrealized Appreciation/Depreciation
Futures Contracts(7)			$(3,224,099)
Average Number of Contracts/Notional Amounts*
Futures Contracts(8)			671

*	Calculated based on the number of contracts or notional amounts for the fiscal year ended November 30, 2021.
(1)	Statements of Operations location: Net realized gain (loss) on forward foreign currency exchange contracts.
(2)	Statements of Operations location: Net change in unrealized appreciation/depreciation on forward foreign currency exchange contracts.
(3)	Amount represents notional amounts in U.S. dollars.
(4)	Statements of Operations location: Net realized gain (loss) on swap contracts.
(5)	Statements of Operations location: Net realized gain (loss) on futures contracts.
(6)	Statements of Operations location: Net change in unrealized appreciation/depreciation on swap contracts.
(7)	Statements of Operations location: Net change in unrealized appreciation/depreciation on futures contracts.
(8)	Amount represents number of contracts.

Notes to Financial Statements (continued)

8.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the Statements of Assets and Liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by a counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Funds’ accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the Statements of Assets and Liabilities across transactions between the Funds and the applicable counterparty:

			Convertible Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$2,369,831	$–	$2,369,831
Repurchase Agreements	74,564,305	–	74,564,305
Total	$76,934,136	$–	$76,934,136

	Net Amount of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Morgan Stanley	$34,618	$–	$–	$–	$34,618
State Street Bank and Trust	662,156	(17,961)	(630,000)	–	14,195
Toronto Dominion Bank	1,673,057	–	(1,673,057)	–	–
Fixed Income Clearing Corp.	74,564,305	–	–	(74,564,305)	–
Total	$76,934,136	$(17,961)	$(2,303,057)	$(74,564,305)	$48,813

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$17,961	$–	$17,961
Total	$17,961	$–	$17,961

	Net Amounts of Liabilities Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged(a)	Securities Collateral Pledged(a)	Net Amount(c)
State Street Bank and Trust	$17,961	$(17,961)	$–	$–	$–
Total	$17,961	$(17,961)	$–	$–	$–

Notes to Financial Statements (continued)

			Core Fixed Income Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreements	$67,487,439	$–	$67,487,439
Total	$67,487,439	$–	$67,487,439

	Net Amount of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$67,487,439	$–	$–	$(67,487,439)	$–
Total	$67,487,439	$–	$–	$(67,487,439)	$–

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Credit Default Swap Contracts	$1,709,565	$–	$1,709,565
Total	$1,709,565	$–	$1,709,565

	Net Amounts of Liabilities Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged(a)	Securities Collateral Pledged(a)	Net Amount(c)
Citibank	$663,168	$–	$(593,123)	$–	$70,045
Goldman Sachs	269,826	–	(269,826)	–	–
Morgan Stanley	776,571	–	(730,000)	–	46,571
Total	$1,709,565	$–	$(1,592,949)	$–	$116,616

			Core Plus Bond Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$34,832	$–	$34,832
Repurchase Agreements	9,417,831	–	9,417,831
Total	$9,452,663	$–	$9,452,663

	Net Amount of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
State Street Bank and Trust	$13,511	$–	$–	$–	$13,511
Toronto Dominion Bank	21,321	–	–	–	21,321
Fixed Income Clearing Corp.	9,417,831	–	–	(9,417,831)	–
Total	$9,452,663	$–	$–	$(9,417,831)	$34,832

Notes to Financial Statements (continued)

			Core Plus Bond Fund
Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Credit Default Swap Contracts	$451,437	$–	$451,437
Forward Foreign Currency Exchange Contracts	6,561	–	6,561
Total	$457,998	$–	$457,998

	Net Amounts of Liabilities Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged(a)	Securities Collateral Pledged(a)	Net Amount(c)
Bank of America	$3,197	$–	$–	$–	$3,197
Citibank	183,012	–	–	–	183,012
Goldman Sachs	49,358	–	–	–	49,358
Morgan Stanley	222,431	–	–	–	222,431
Total	$457,998	$–	$–	$–	$457,998

			Corporate Bond Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreements	$314,281	$–	$314,281
Total	$314,281	$–	$314,281

	Net Amount of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$314,281	$–	$–	$(341,281)	$–
Total	$314,281	$–	$–	$(341,281)	$–

			Floating Rate Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$5,746,691	$–	$5,746,691
Repurchase Agreements	858,796,061	–	858,796,061
Total	$864,542,752	$–	$864,542,752

Notes to Financial Statements (continued)

Floating Rate Fund
	Net Amount of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Bank of America	$257,885	$(16,912)	$–	$–	$240,973
Barclays Bank plc	1,596,008	(1,596,008)	–	–	–
Morgan Stanley	60,251	(60,251)	–	–	–
State Street Bank and Trust	3,601,761	(6,071)	(1,300,000)	(2,295,690)	–
Toronto Dominion Bank	230,786	–	(230,786)	–	–
Fixed Income Clearing Corp.	858,796,061	–	–	(858,796,061)	–
Total	$864,542,752	$(1,679,242)	$(1,530,786)	$(861,091,751)	$240,973

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$609,765	$–	$609,765
Total Return Swap Contracts	4,939,416	–	4,939,416
Total	$5,549,181	$–	$5,549,181

	Net Amounts of Liabilities Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged(a)	Securities Collateral Pledged(a)	Net Amount(c)
Bank of America	$16,912	$(16,912)	$–	$–	$–
Barclays Bank plc	2,212,490	(1,596,008)	(480,000)	–	136,482
Morgan Stanley	2,948,018	(60,251)	(2,350,000)	–	537,767
Standard Chartered Bank	307,161	–	(280,000)	–	27,161
State Street Bank and Trust	6,071	(6,071)	–	–	–
UBS AG	58,529	–	–	–	58,529
Total	$5,549,181	$(1,679,242)	$(3,110,000)	$–	$759,939

			High Yield Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$14,841,497	$–	$14,841,497
Repurchase Agreements	11,327,717	–	11,327,717
Total	$26,169,214	$–	$26,169,214

Notes to Financial Statements (continued)

		High Yield Fund
	Net Amount of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Bank of America	$92,849	$(92,849)	$–	$–	$–
Barclays Bank plc	2,961,934	–	(2,850,000)	–	111,934
BNP Paribas S.A.	14,527	–	–	–	14,527
Goldman Sachs	142,881	(142,881)	–	–	–
Morgan Stanley	5,469	(5,469)	–	–	–
Standard Chartered Bank	13,990	(1,627)	–	–	12,363
State Street Bank and Trust	11,609,847	(96,340)	(5,590,000)	(5,923,507)	–
Fixed Income Clearing Corp.	11,327,717	–	–	(11,327,717)	–
Total	$26,169,214	$(339,166)	$(8,440,000)	$(17,251,224)	$138,824

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Credit Default Swap Contracts	$24,316,698	$–	$24,316,698
Forward Foreign Currency Exchange Contracts	2,591,267	–	2,591,267
Total	$26,907,965	$–	$26,907,965

	Net Amounts of Liabilities Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged(a)	Securities Collateral Pledged(a)	Net Amount(c)
Bank of America	$1,492,005	$(92,849)	$(1,399,156)	$–	$–
Citibank	5,741,521	–	(5,691,683)	–	49,838
Goldman Sachs	1,994,949	(142,881)	(1,770,000)	–	82,068
J.P. Morgan	3,401,849	–	(3,180,000)	–	221,849
Merrill Lynch	1,004,800	–	(880,000)	–	124,800
Morgan Stanley	13,174,874	(5,469)	(12,700,000)	–	469,405
Standard Chartered Bank	1,627	(1,627)	–	–	–
State Street Bank and Trust	96,340	(96,340)	–	–	–
Total	$26,907,965	$(339,166)	$(25,620,839)	$–	$947,960

			Income Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$1,964,049	$–	$1,964,049
Repurchase Agreements	119,401,923	–	119,401,923
Total	$121,365,972	$–	$121,365,972

Notes to Financial Statements (continued)

		Income Fund
	Net Amount of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Bank of America	$560	$–	$–	$–	$560
Standard Chartered Bank	85,394	–	–	–	85,394
State Street Bank and Trust	1,467,006	–	(680,000)	(787,006)	–
Toronto Dominion Bank	411,089	–	(260,000)	–	151,089
Fixed Income Clearing Corp.	119,401,923	–	–	(119,401,923)	–
Total	$121,365,972	$–	$(940,000)	$(120,188,929)	$237,043

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Credit Default Swap Contracts	$2,478,617	$–	$2,478,617
Forward Foreign Currency Exchange Contracts	21,460	–	21,460
Total	$2,500,077	$–	$2,500,077

	Net Amounts of Liabilities Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged(a)	Securities Collateral Pledged(a)	Net Amount(c)
Citibank	$984,704	$–	$(880,698)	$–	$104,006
Goldman Sachs	409,746	–	(230,000)	–	179,746
Morgan Stanley	1,105,627	–	(1,040,000)	–	65,627
Total	$2,500,077	$–	$(2,150,698)	$–	$349,379

			Inflation Focused Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Consumer Price Index (“CPI”) Swaps	$37,073,339	$–	$37,073,339
Repurchase Agreements	106,805,451	–	106,805,451
Total	$143,878,790	$–	$143,878,790

Notes to Financial Statements (continued)

		Inflation Focused Fund
	Net Amount of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Bank of America	$15,823,675	$(9,266,840)	$(6,556,835)	$–	$–
Barclays Bank plc	10,554,864	(7,706,046)	–	(2,848,818)	–
Deutsche Bank AG	2,041,607	(2,041,607)	–	–	–
Goldman Sachs	6,560,227	(6,560,227)	–	–	–
J.P. Morgan	2,092,966	(2,092,966)	–	–	–
Fixed Income Clearing Corp.	106,805,451	–	–	(106,805,451)	–
Total	$143,878,790	$(27,667,686)	$(6,556,835)	$(109,654,269)	$–

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Consumer Price Index (“CPI”) Swaps	$49,497,495	$–	$49,497,495
Total	$49,497,495	$–	$49,497,495

	Net Amounts of Liabilities Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged(a)	Securities Collateral Pledged(a)	Net Amount(c)
Credit Suisse	$2,729,049	$–	$(2,630,000)	$–	$99,049
Bank of America	9,266,840	(9,266,840)	–	–	–
Barclays Bank plc	7,706,046	(7,706,046)	–	–	–
Deutsche Bank AG	16,227,788	(2,041,607)	(13,830,000)	–	356,181
Goldman Sachs	8,379,529	(6,560,227)	(1,300,000)	–	519,302
J.P. Morgan	3,607,620	(2,092,966)	(1,290,000)	–	224,654
Wells Fargo	1,580,623	–	(1,580,623)	–	–
Total	$49,497,495	$(27,667,686)	$(20,630,623)	$–	$1,199,186

		Short Duration Core Bond Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Credit Default Swap Contracts	$7,044	$–	$7,044
Repurchase Agreements	6,366,007	–	6,366,007
Total	$6,373,051	$–	$6,373,051

Notes to Financial Statements (continued)

		Short Duration Core Bond Fund
	Net Amount of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Morgan Stanley	$7,044	$–	$–	$–	$7,044
Fixed Income Clearing Corp.	6,366,007	–	–	(6,366,007)	–
Total	$6,373,051	$–	$–	$(6,366,007)	$7,044

	Short Duration Income Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Credit Default Swap Contracts	$1,072,959	$–	$1,072,959
Forward Foreign Currency Exchange Contracts	912,278	–	912,278
Repurchase Agreements	1,750,973,008	–	1,750,973,008
Total	$1,752,958,245	$–	$1,752,958,245

	Net Amount of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Citibank	$219,076	$(219,076)	$–	$–	$–
Morgan Stanley	853,883	(853,883)	–	–	–
Toronto Dominion Bank	912,278	–	(760,000)	–	152,278
Fixed Income Clearing Corp.	1,750,973,008	–	–	(1,750,973,008)	–
Total	$1,752,958,245	$(1,072,959)	$(760,000)	$(1,750,973,008)	$152,278

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Credit Default Swap Contracts	$15,056,521	$–	$15,056,521
Forward Foreign Currency Exchange Contracts	4,103,165	–	4,103,165
Total	$19,159,686	$–	$19,159,686

	Net Amounts of Liabilities Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged(a)	Securities Collateral Pledged(a)	Net Amount(c)
Bank of America	$4,103,165	$–	$(2,860,000)	$–	$1,243,165
Citibank	3,565,772	(219,076)	(3,334,583)	–	12,113
Goldman Sachs	2,000,376	–	(1,800,000)	–	200,376
Morgan Stanley	9,490,373	(853,883)	(8,200,000)	–	436,490
Total	$19,159,686	$(1,072,959)	$(16,194,583)	$–	$1,892,144

Notes to Financial Statements (continued)

			Total Return Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Credit Default Swap Contracts	$31,296	$–	$31,296
Forward Foreign Currency Exchange Contracts	1,015,307	–	1,015,307
Repurchase Agreements	86,614,070	–	86,614,070
Total	$87,660,673	$–	$87,660,673

	Net Amount of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Citibank	$31,296	$(31,296)	$–	$–	$–
Goldman Sachs	6,697	(6,697)	–	–	–
State Street Bank and Trust	386,928	–	–	(309,871)	77,057
Toronto Dominion Bank	621,682	–	(621,682)	–	–
Fixed Income Clearing Corp.	86,614,070	–	–	(86,614,070)	–
Total	$87,660,673	$(37,993)	$(621,682)	$(86,923,941)	$77,057

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Credit Default Swap Contracts	$4,099,898	$–	$4,099,898
Forward Foreign Currency Exchange Contracts	98,976	–	98,976
Total	$4,198,874	$–	$4,198,874

	Net Amounts of Liabilities Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged(a)	Securities Collateral Pledged(a)	Net Amount(c)
Bank of America	$48,495	$–	$–	$–	$48,495
Citibank	2,678,550	(31,296)	(2,607,312)	–	39,942
Goldman Sachs	279,697	(6,697)	(270,000)	–	3,000
Morgan Stanley	1,192,132	–	(990,000)	–	202,132
Total	$4,198,874	$(37,993)	$(3,867,312)	$–	$293,569

			Ultra Short Bond Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreements	$95,552,803	$–	$95,552,803
Total	$95,552,803	$–	$95,552,803

Notes to Financial Statements (continued)

		Ultra Short Bond Fund
	Net Amount of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$95,552,803	$–	$–	$(95,552,803)	$–
Total	$95,552,803	$–	$–	$(95,552,803)	$–

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets (liabilities) presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of November 30, 2021.
(c)	Net amount represents the amount owed by the Fund to the counterparty as of November 30, 2021.

9.	TRUSTEES’ REMUNERATION

The Trust’s officers and one Trustee, who are associated with Lord Abbett, do not receive any compensation from the Trust for serving in such capacities. Independent Trustees’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Trustees under which Independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Trustees’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Trustees’ fees on the Statements of Operations and in Trustees’ fees payable on the Statements of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

10.	EXPENSE REDUCTIONS

The Trust has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of each Fund’s expenses.

11.	LINE OF CREDIT

For the period ended August 4, 2021, the Funds and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) entered into a syndicated line of credit facility with various lenders for $1.17 billion (the “Syndicated Facility”) whereas State Street Bank and Trust Company (“SSB”) participated as a lender and as agent for the lenders. The Participating Funds were subject to graduated borrowing limits of one-third of Funds net assets (if Fund net assets are less than $750 million), $250 million, $300 million, $600 million, or $900 million, based on past borrowings and likelihood of future borrowings, among other factors.

Effective August 5, 2021, the Participating Funds entered into a Syndicated Facility with various lenders for $1.275 billion whereas SSB participates as a lender and as agent for the lenders. The Participating Funds are subject to graduated borrowing limits of one-third of Fund net assets (if Fund net assets are less than $750 million), $250 million, $300 million, $700 million, or $1 billion, based on past borrowings and likelihood of future borrowings, among other factors.

For the fiscal year ended November 30, 2021, the Participating Funds were party to an additional line of credit facility with SSB for $330 million (the “Bilateral Facility”), $250 million committed and $80 million uncommitted. Under the Bilateral Facility, the Participating Funds are subject to graduated borrowing limits of one-third of Funds net assets (if net assets are less than $750

Notes to Financial Statements (continued)

million), $250 million, $300 million, or $330 million, based on past borrowings and likelihood of future borrowings, among other factors.

The Syndicated Facility and the Bilateral Facility are to be used for temporary or emergency purposes as an additional source of liquidity to satisfy redemptions.

The High Yield Fund utilized the Facility on multiple dates for the period January 6, 2021 through January 18, 2021 with an average borrowing amount of $24,495,286. The average interest rate during the period was 1.38% and total interest paid amounted to $6,575. The other funds did not utilize the Syndicated Facility or the Bilateral Facility.

12.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC exemptive order”) certain registered open-end management investment companies managed by Lord Abbett, including each Fund, participate in a joint lending and borrowing program (the “Interfund Lending Program”). The SEC exemptive order allows the Funds to borrow money from and lend money to each other for temporary or emergency purposes subject to the limitations and conditions.

During the year ended November 30, 2021, the following Funds participated as lenders in the Interfund Lending Program. For the period in which the loan was outstanding, the average amount loaned, interest rate and interest income were as follows:

Fund	Average Amount Loaned	Average Interest Rate	Interest Income*
Core Fixed Income Fund	$16,851,678	0.54%	$247
Short Duration Income Fund	49,600,000	0.55%	745
Total Return Fund	14,069,000	0.55%	212
Ultra Short Bond Fund	13,398,000	0.55%	200

*	Statements of Operations location: Interest earned from Interfund Lending.

During the year ended November 30, 2021, the following Funds participated as borrowers in the Interfund Lending Program. For the period in which the loan was outstanding, the average amount borrowed, interest rate and interest expense were as follows:

Fund	Average Amount Borrowed	Average Interest Rate	Interest Expense*
Convertible Fund	$31,552,226	0.54%	$1,406
High Yield Fund	37,592,053	0.55%	2,249

*	Statements of Operations location: Interest paid from Interfund Lending.

13.	TRANSACTIONS WITH AFFILIATED ISSUERS

An affiliated issuer is one in which a Fund has ownership of at least 5% of the outstanding voting securities of the underlying issuer at any point during the fiscal year or any company which is under common ownership or control. Short Duration Income Fund had the following transactions with affiliated issuers during the year ended November 30, 2021:

Affiliated Issuer	Value at 11/30/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net change in Appreciation (Depreciation)	Value at 11/30/2021	Shares as of 11/30/2021	Dividend Income
Oasis Petroleum(a)(b)	$36,035,382	$–	$(89,818,835)	$21,476,750	$68,036,903	$35,730,200	298,000	$395,125

(a)	Not an affiliated issuer as of November 30, 2020.
(b)	Not an affiliated issuer as of November 30, 2021.

Notes to Financial Statements (continued)

14.	CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company (“SSB”) is the Trust’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating each Fund’s NAV.

15.	SECURITIES LENDING AGREEMENT

The Funds, except for Inflation Focused Fund, have established a securities lending agreement with Citibank, N.A. for the lending of securities to qualified brokers in exchange for securities or cash collateral equal to at least the market value of securities loaned, plus interest, if applicable. Cash collateral is invested in an approved money market fund. In accordance with the Funds’ securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience a delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Funds or the borrower becomes insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Any income earned from securities lending is included in Securities lending net income on each Fund’s Statement of Operations.

The initial collateral received by the Funds is required to have a value equal to at least 100% of the market value of the securities loaned. The collateral must be marked-to-market daily to cover increases in the market value of the securities loaned (or potentially a decline in the value of the collateral). In general, the risk of borrower default will be borne by the Funds’ agent; the Funds will bear the risk of loss with respect to the investment of the cash collateral. The advantage of such loans is that the Funds continue to receive income on loaned securities while receiving a portion of any securities lending fees and earning returns on the cash amounts which may be reinvested for the purchase of investments in securities.

As of November 30, 2021, the market value of securities loaned and collateral received for the Funds were as follows:

Funds	Market Value of Securities Loaned	Collateral Received(1)
Convertible Fund	$8,699,544	$9,297,335
High Yield Fund	7,208,542	7,416,688

(1)	Statements of Assets and Liabilities location: Payable for collateral due to broker for securities lending.

16.	INVESTMENT RISKS

Each Fund is subject to the general risks and considerations associated with investing in fixed income securities and to the changing prospects of individual companies and/or sectors in which the Funds invest. The value of an investment will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of fixed income securities are likely to decline; when interest rates fall, such prices tend to rise. Longer-term securities are usually more sensitive to interest rate changes. There is also the risk that an issuer of a fixed income security will fail to make timely payments of principal and/or interest to a Fund, a risk that is greater with high-yield bonds (sometimes called “junk bonds”) in which one or more of the Funds may invest. Some issuers, particularly of high-yield bonds, may default as to principal and/or interest payments after a Fund purchases their securities. A default, or concerns in the market about an increase in risk of default, may result in losses to each Fund. High-yield bonds are subject to greater price fluctuations and increased liquidity risk, as well as additional risks.

Notes to Financial Statements (continued)

Certain instruments in which the Funds may invest may rely in some fashion upon LIBOR. On March 5, 2021 the United Kingdom Financial Conduct Authority (FCA) and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. Abandonment of or modification to LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments which reference LIBOR and lead to significant short-term and long-term uncertainty and market instability.

Because the Ultra Short Bond Fund invests a significant portion of its assets in securities issued by companies in the financial services industry, developments affecting this industry may have a disproportionate impact on the Fund. Interest rate risk, credit risk, and the risk of regulatory changes in the financial services industry, among other risks, may have a negative effect on companies in the financial services industry.

The values of equity holdings of Convertible Fund will fluctuate in response to movements in the equity securities market in general and to the changing prospects of the individual companies and/or sectors in which the Fund invests.

Convertible Fund, High Yield Fund, Income Fund, Inflation Focused Fund, and Short Duration Income Fund are subject to the general risks and considerations associated with investing in convertible securities, which have both equity and fixed income risk characteristics including market, credit, liquidity, and interest rate risks. Generally, convertible securities offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains or capital appreciation in a rising equity securities market than equity securities. They tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for stocks or bonds. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks.

Each Fund’s investment exposure to foreign (which may include emerging market) companies presents increased market, liquidity, currency, political, information and other risks. The cost of a Fund’s potential use of forward foreign currency exchange contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions prevailing.

Each Fund is subject to the risks associated with derivatives, which may be different from and greater than the risks associated with directly investing in securities. Derivatives may be subject to risks such as liquidity risk, leveraging risk, interest rate risk, market risk, and credit risk. Illiquid securities may lower the Funds’ returns since the Funds may be unable to sell these securities at their desired time or price. Derivatives also may involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the value of the underlying asset, rate or index. Whether a Fund’s use of derivatives is successful will depend on, among other things, the Fund’s ability to correctly forecast market movements, changes in foreign exchange and interest rates, and other factors. If a Fund incorrectly forecasts these and other factors, its performance could suffer. A Fund’s use of derivatives could result in a loss exceeding the amount of the Fund’s investment in these instruments.

Each Fund may invest in swap contracts. Swap contracts are bi-lateral agreements between a fund and its counterparty. Each party is exposed to the risk of default by the other in addition to the risks associated with investing in derivatives discussed above. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Funds.

Notes to Financial Statements (continued)

The Funds are subject to the risks of investing in credit default swap contracts. The risks associated with the Funds’ investment in credit default swaps are greater than if the Funds invested directly in the reference obligation because they are subject to liquidity risk, counterparty risk, and credit risk at both the counterparty and underlying issuer levels in addition to the risks associated with investing in derivatives discussed above.

Each Fund’s exposure to inflation-linked investments, such as Treasury Inflation Protected Securities, may be vulnerable to changes in expectations of inflation or interest rates and there is no guarantee that the Fund’s use of these instruments will be successful.

The Funds are subject to the risks of investing in floating rate or adjustable rate senior loans, which are subject to increased credit and liquidity risks. Senior loans are business loans made to borrowers that may be U.S. or foreign corporations, partnerships or other business entities. The senior loans in which Core Fixed Income Fund, Core Plus Bond Fund, Floating Rate Fund, High Yield Fund, Income Fund, Inflation Focused Fund, Short Duration Income Fund and Total Return Fund may invest may consist primarily of senior loans that are rated below investment grade or, if unrated, deemed by Lord Abbett to be equivalent to below investment grade securities. Below investment grade senior loans, as in the case of high- yield debt securities, or junk bonds, are usually more credit sensitive than interest rate sensitive, although the value of these instruments may be impacted by broader interest rate swings in the overall fixed income market. In addition, Floating Rate Fund may invest up to 20% of its total assets in senior loans that are not secured by any specific collateral.

Each Fund is subject to the risk of investing in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. Government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so by law. Consequently, the Fund may be required to look principally to the agency issuing or guaranteeing the obligation.

Convertible Fund, Core Fixed Income Fund, Core Plus Bond Fund, Floating Rate Fund, High Yield Fund, Income Fund, Inflation Focused Fund, Short Duration Core Bond Fund, Short Duration Income Fund and Total Return Fund are subject to the risks of investing in asset backed securities and mortgage-related securities, including those of such Government sponsored enterprises as Fannie Mae and Freddie Mac. In addition, these Funds may invest in non-agency backed and mortgage related securities, which are issued by the private institutions, not by the government-sponsored enterprises. Such securities may be particularly sensitive to changes in economic conditions, including delinquencies and/or defaults, and changes in prevailing interest rates. These changes can affect the value, income and/or liquidity of such positions. When interest rates are declining, the value of these securities with prepayment features may not increase as much as other fixed income securities. Early principal repayment may deprive a Fund of income payments above current markets rates. The prepayment rate also will affect the price and volatility of a mortgage-related security. In addition, securities of government sponsored enterprises are guaranteed with respect to the timely payment of interest and principal by the particular enterprise involved, not by the U.S. Government.

Geopolitical and other events (e.g., wars, terrorism, natural disasters, epidemics or pandemics such as the COVID-19 outbreak which began in late 2019) may disrupt securities markets and adversely affect global economies and markets, thereby decreasing the value of each Fund’s investments.

Notes to Financial Statements (continued)

Market disruptions can also prevent the Funds from implementing their investment strategies and achieving their investment objectives.

The transmission of COVID-19 and efforts to contain its spread have resulted in, among other things, border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, event cancellations and restrictions, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, and prolonged quarantines, as well as general concern and uncertainty. The impact of the COVID-19 outbreak could negatively affect the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways.

The COVID-19 pandemic and its effects may last for an extended period of time, and in either case could result in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn or recession. The foregoing could disrupt the operations of each Fund and its service providers, adversely affect the value and liquidity of each Fund’s investments, and negatively impact each Fund’s performance and your investment in each Fund.

These factors, and others, can affect each Fund’s performance.

17.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of beneficial interest were as follows:

		Year Ended		Year Ended
Convertible Fund	November 30, 2021		November 30, 2020
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	8,838,225	$174,295,397	6,637,363	$109,295,101
Converted from Class C*	179,706	3,508,875	493,755	8,073,778
Reinvestment of distributions	2,199,871	41,969,365	836,900	11,306,788
Shares reacquired	(6,372,913)	(123,833,622)	(3,941,324)	(61,200,100)
Increase	4,844,889	$95,940,015	4,026,694	$67,475,567

Class C Shares
Shares sold	1,536,045	$30,072,046	1,360,311	$22,258,038
Reinvestment of distributions	428,793	8,107,902	185,024	2,454,644
Shares reacquired	(799,750)	(15,376,218)	(815,551)	(12,307,247)
Converted to Class A*	(181,419)	(3,508,875)	(497,349)	(8,073,778)
Increase	983,669	$19,294,855	232,435	$4,331,657

Class F Shares
Shares sold	33,266,945	$654,630,937	27,490,097	$440,997,259
Reinvestment of distributions	4,299,466	82,067,054	935,772	12,768,009
Shares reacquired	(26,245,504)	(506,913,516)	(10,220,319)	(162,869,227)
Increase	11,320,907	$229,784,475	18,205,550	$290,896,041

Class F3 Shares
Shares sold	1,388,249	$27,728,724	701,872	$12,008,995
Reinvestment of distributions	197,011	3,794,157	51,388	703,791
Shares reacquired	(768,561)	(15,114,984)	(184,551)	(2,873,723)
Increase	816,699	$16,407,897	568,709	$9,839,063

Notes to Financial Statements (continued)

		Year Ended		Year Ended
Convertible Fund	November 30, 2021		November 30, 2020
Class I Shares	Shares	Amount	Shares	Amount
Shares sold	11,382,641	$225,843,658	9,787,817	$152,687,276
Reinvestment of distributions	2,309,299	44,400,039	1,737,942	23,626,798
Shares reacquired	(16,796,426)	(333,882,554)	(16,648,304)	(267,498,985)
Decrease	(3,104,486)	$(63,638,857)	(5,122,545)	$(91,184,911)

Class P Shares
Shares sold	377	$7,658	1,842	$25,888
Reinvestment of distributions	550	10,698	409	5,568
Shares reacquired	(2,255)	(44,572)	(3,611)	(52,312)
Decrease	(1,328)	$(26,216)	(1,360)	$(20,856)

Class R2 Shares
Shares sold	6,032	$123,949	93	$1,345
Reinvestment of distributions	342	6,653	282	3,834
Shares reacquired	(3,808)	(76,082)	(2,048)	(29,527)
Increase (decrease)	2,566	$54,520	(1,673)	$(24,348)

Class R3 Shares
Shares sold	779,583	$15,197,322	618,720	$9,860,017
Reinvestment of distributions	199,477	3,781,842	63,228	848,066
Shares reacquired	(311,040)	(5,997,654)	(181,841)	(2,822,070)
Increase	668,020	$12,981,510	500,107	$7,886,013

Class R4 Shares
Shares sold	28,885	$572,114	16,981	$324,428
Reinvestment of distributions	3,268	62,354	504	6,761
Shares reacquired	(4,771)	(92,330)	(3,312)	(42,900)
Increase	27,382	$542,138	14,173	$288,289

Class R5 Shares
Shares sold	51,606	$1,045,670	25,239	$421,598
Reinvestment of distributions	10,838	208,290	5,305	72,154
Shares reacquired	(27,808)	(547,421)	(26,181)	(428,250)
Increase	34,636	$706,539	4,363	$65,502

Class R6 Shares
Shares sold	972,726	$18,901,996	371,377	$5,591,255
Reinvestment of distributions	26,608	513,023	8,928	122,133
Shares reacquired	(132,324)	(2,585,675)	(471,318)	(6,504,882)
Increase (decrease)	867,010	$16,829,344	(91,013)	$(791,494)

		Year Ended		Year Ended
Core Fixed Income Fund	November 30, 2021		November 30, 2020
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	10,665,974	$119,543,565	20,546,341	$234,629,013
Converted from Class C*	287,008	3,193,063	1,354,236	15,754,138
Reinvestment of distributions	2,630,926	29,652,806	969,122	11,099,192
Shares reacquired	(13,453,573)	(150,363,645)	(9,291,661)	(105,669,767)
Increase	130,335	$2,025,789	13,578,038	$155,812,576

Notes to Financial Statements (continued)

		Year Ended		Year Ended
Core Fixed Income Fund	November 30, 2021		November 30, 2020
Class C Shares	Shares	Amount	Shares	Amount
Shares sold	284,612	$3,186,373	2,901,692	$32,881,776
Reinvestment of distributions	159,704	1,795,351	55,779	635,233
Shares reacquired	(1,784,781)	(19,868,439)	(1,139,736)	(12,948,016)
Converted to Class A*	(288,309)	(3,193,063)	(1,360,147)	(15,754,138)
Increase (decrease)	(1,628,774)	$(18,079,778)	457,588	$4,814,855

Class F Shares
Shares sold	14,669,082	$164,190,485	29,817,069	$339,579,009
Reinvestment of distributions	1,464,189	16,497,583	538,321	6,172,565
Shares reacquired	(17,222,136)	(192,470,581)	(17,890,591)	(204,020,556)
Increase (decrease)	(1,088,865)	$(11,782,513)	12,464,799	$141,731,018

Class F3 Shares
Shares sold	12,251,293	$137,126,446	12,684,590	$145,067,068
Reinvestment of distributions	1,724,729	19,423,083	669,309	7,663,163
Shares reacquired	(8,464,176)	(94,571,925)	(6,878,681)	(77,902,398)
Increase	5,511,846	$61,977,604	6,475,218	$74,827,833

Class I Shares
Shares sold	11,746,634	$131,695,079	36,180,845	$409,655,279
Reinvestment of distributions	2,072,253	23,322,632	918,152	10,506,684
Shares reacquired	(8,046,444)	(90,183,328)	(27,738,028)	(315,696,001)
Increase	5,772,443	$64,834,383	9,360,969	$104,465,962

Class P Shares
Shares sold	–	$–	–	$1
Reinvestment of distributions	–	–	–	3
Shares reacquired	–	–	(10)	(118)
Decrease	–	$–	(10)	$(114)

Class R2 Shares
Shares sold	55,527	$615,962	31,496	$351,390
Reinvestment of distributions	1,687	18,999	753	8,596
Shares reacquired	(19,011)	(214,646)	(42,056)	(483,493)
Increase (decrease)	38,203	$420,315	(9,807)	$(123,507)

Class R3 Shares
Shares sold	163,907	$1,835,402	327,342	$3,739,594
Reinvestment of distributions	41,266	465,460	16,320	186,587
Shares reacquired	(354,883)	(3,986,728)	(419,251)	(4,750,686)
Decrease	(149,710)	$(1,685,866)	(75,589)	$(824,505)

Class R4 Shares
Shares sold	357,824	$4,005,894	412,019	$4,682,583
Reinvestment of distributions	35,045	394,933	13,390	153,374
Shares reacquired	(361,883)	(4,055,408)	(185,977)	(2,125,935)
Increase	30,986	$345,419	239,432	$2,710,022

Notes to Financial Statements (continued)

		Year Ended		Year Ended
Core Fixed Income Fund	November 30, 2021		November 30, 2020
Class R5 Shares	Shares	Amount	Shares	Amount
Shares sold	50,934	$570,141	43,020	$491,104
Reinvestment of distributions	4,451	50,110	2,267	25,915
Shares reacquired	(15,899)	(176,795)	(78,588)	(900,555)
Increase (decrease)	39,486	$443,456	(33,301)	$(383,536)

Class R6 Shares
Shares sold	363,171	$4,102,278	355,149	$4,042,233
Reinvestment of distributions	137,142	1,543,770	71,883	820,056
Shares reacquired	(588,254)	(6,565,330)	(1,437,189)	(16,312,272)
Decrease	(87,941)	$(919,282)	(1,010,157)	$(11,449,983)

		Year Ended		Year Ended
Core Plus Bond Fund	November 30, 2021		November 30, 2020
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	2,435,277	$37,776,792	2,829,761	$43,514,916
Converted from Class C*	7,545	117,283	16,476	257,643
Reinvestment of distributions	158,997	2,467,236	100,794	1,550,976
Shares reacquired	(1,314,450)	(20,325,939)	(868,204)	(13,153,532)
Increase	1,287,369	$20,035,372	2,078,827	$32,170,003

Class C Shares
Shares sold	104,867	$1,627,599	219,608	$3,366,582
Reinvestment of distributions	11,655	181,111	10,110	155,302
Shares reacquired	(118,627)	(1,836,400)	(102,037)	(1,540,326)
Converted to Class A*	(7,542)	(117,283)	(16,473)	(257,643)
Increase (decrease)	(9,647)	$(144,973)	111,208	$1,723,915

Class F Shares
Shares sold	13,276,593	$205,351,399	9,431,125	$145,005,768
Reinvestment of distributions	466,841	7,238,315	454,786	6,978,005
Shares reacquired	(7,367,686)	(113,798,937)	(8,641,173)	(130,297,839)
Increase	6,375,748	$98,790,777	1,244,738	$21,685,934

Class F3 Shares
Shares sold	1,958,120	$30,308,730	667,865	$10,303,076
Reinvestment of distributions	38,049	589,463	13,260	204,026
Shares reacquired	(291,018)	(4,500,910)	(139,331)	(2,107,549)
Increase	1,705,151	$26,397,283	541,794	$8,399,553

Class I Shares
Shares sold	913,824	$14,211,992	1,661,328	$25,140,249
Reinvestment of distributions	70,406	1,093,569	64,625	994,635
Shares reacquired	(2,347,116)	(36,000,612)	(385,394)	(5,860,091)
Increase (decrease)	(1,362,886)	$(20,695,051)	1,340,559	$20,274,793

Class R2 Shares
Reinvestment of distributions	–	–	35	$528
Shares reacquired	–	–	(1,934)	(29,414)
Increase (decrease)	–	–	(1,899)	$(28,886)

Notes to Financial Statements (continued)

		Year Ended		Year Ended
Core Plus Bond Fund	November 30, 2021		November 30, 2020
Class R3 Shares	Shares	Amount	Shares	Amount
Shares sold	2,450	$38,177	1,199	$18,396
Reinvestment of distributions	320	4,960	397	6,082
Shares reacquired	(275)	(4,287)	(5,945)	(92,189)
Increase (decrease)	2,495	$38,850	(4,349)	$(67,711)

Class R4 Shares
Shares sold	7,137	$111,188	19,734	$305,222
Reinvestment of distributions	724	11,234	291	4,482
Shares reacquired	(83)	(1,267)	(5,080)	(77,126)
Increase	7,778	$121,155	14,945	$232,578

Class R5 Shares
Shares sold	–	$–	36	$547
Reinvestment of distributions	–	1	41	627
Shares reacquired	–	(3)	(1,297)	(19,738)
Decrease	–	$(2)	(1,220)	$(18,564)

Class R6 Shares
Shares sold	14,501	$225,069	75,761	$1,165,410
Reinvestment of distributions	2,620	40,652	1,778	27,348
Shares reacquired	(6,318)	(97,441)	(21,304)	(328,751)
Increase	10,803	$168,280	56,235	$864,007

		Year Ended		Year Ended
Corporate Bond Fund	November 30, 2021		November 30, 2020
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	185,094	$1,941,844	277,124	$2,887,701
Converted from Class C	2,068	21,027	–	–
Reinvestment of distributions	10,917	114,257	3,767	39,161
Shares reacquired	(153,091)	(1,578,569)	(155,801)	(1,586,634)
Increase	44,988	$498,559	125,090	$1,340,228

Class C Shares
Shares sold	16,108	$170,018	38,465	$406,664
Reinvestment of distributions	2,930	30,722	1,602	16,544
Shares reacquired	(37,707)	(393,432)	(24,973)	(254,382)
Converted to Class A	(2,068)	(21,027)	–	–
Increase (decrease)	(20,737)	$(213,719)	15,094	$168,826

Class F Shares
Shares sold	109,682	$1,142,316	392,172	$4,081,283
Reinvestment of distributions	11,948	125,320	10,735	111,561
Shares reacquired	(43,427)	(455,067)	(302,788)	(3,196,227)
Increase	78,203	$812,569	100,119	$996,617

Class F3 Shares
Reinvestment of distributions	–	–	2,633	26,701
Increase	–	$–	2,633	$26,701

Notes to Financial Statements (continued)

		Year Ended		Year Ended
Corporate Bond Fund	November 30, 2021		November 30, 2020
Class I Shares	Shares	Amount	Shares	Amount
Shares sold	1,403	$14,840	1,256	$13,119
Reinvestment of distributions	647	6,771	519	5,351
Shares reacquired	(494)	(5,173)	(6,025)	(61,392)
Increase (decrease)	1,556	$16,438	(4,250)	$(42,922)

Class R2 Shares
Shares sold	5	$56	–	$–
Reinvestment of distributions	–	–	36	361
Shares reacquired	–	(1)	–	–
Increase	5	$55	36	$361

Class R3 Shares
Shares sold	1,070	$11,108	164	$1,693
Reinvestment of distributions	131	1,375	116	1,197
Shares reacquired	(7)	(74)	(143)	(1,475)
Increase	1,194	$12,409	137	$1,415

Class R4 Shares
Reinvestment of distributions	–	–	39	406
Increase	–	$–	39	$406

Class R5 Shares
Reinvestment of distributions	–	–	44	438
Increase	–	$–	44	$438

Class R6 Shares
Shares sold	595	$6,173	2,434	$25,457
Reinvestment of distributions	135	1,412	2,700	27,389
Shares reacquired	(16)	(167)	(8)	(84)
Increase	714	$7,418	5,126	$52,762

		Year Ended		Year Ended
Floating Rate Fund	November 30, 2021		November 30, 2020
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	70,847,868	$594,915,418	53,831,205	$452,762,182
Converted from Class C*	9,767,096	82,006,518	22,537,440	179,070,970
Reinvestment of distributions	7,345,121	61,637,264	9,901,261	80,121,236
Shares reacquired	(69,588,714)	(582,705,688)	(149,805,123)	(1,214,623,631)
Increase (decrease)	18,371,371	$155,853,512	(63,535,217)	$(502,669,243)

Class C Shares
Shares sold	10,967,468	$92,170,716	8,867,958	$75,105,350
Reinvestment of distributions	1,925,648	16,160,520	3,650,995	29,534,503
Shares reacquired	(18,638,211)	(156,235,798)	(45,374,513)	(365,881,174)
Converted to Class A*	(9,758,678)	(82,006,518)	(22,511,427)	(179,070,970)
Decrease	(15,503,773)	$(129,911,080)	(55,366,987)	$(440,312,291)

Notes to Financial Statements (continued)

		Year Ended		Year Ended
Floating Rate Fund	November 30, 2021		November 30, 2020
Class F Shares	Shares	Amount	Shares	Amount
Shares sold	210,990,966	$1,769,590,962	166,926,226	$1,396,671,053
Reinvestment of distributions	9,078,458	76,117,529	12,916,068	104,660,547
Shares reacquired	(133,896,233)	(1,120,582,117)	(366,557,368)	(2,953,733,180)
Increase (decrease)	86,173,191	$725,126,374	(186,715,074)	$(1,452,401,580)

Class F3 Shares
Shares sold	8,474,462	$71,297,602	6,871,886	$56,249,498
Reinvestment of distributions	540,485	4,542,901	690,599	5,601,185
Shares reacquired	(3,688,320)	(30,961,663)	(13,297,322)	(108,344,898)
Increase (decrease)	5,326,627	$44,878,840	(5,734,837)	$(46,494,215)

Class I Shares
Shares sold	69,936,987	$587,730,859	85,714,702	$723,541,451
Reinvestment of distributions	4,496,344	37,751,554	6,039,384	49,012,324
Shares reacquired	(43,284,598)	(362,661,196)	(156,323,718)	(1,234,486,155)
Increase (decrease)	31,148,733	$262,821,217	(64,569,632)	$(461,932,380)

Class R2 Shares
Shares sold	40,586	$340,594	31,492	$264,429
Reinvestment of distributions	3,957	33,225	6,591	53,288
Shares reacquired	(54,436)	(456,761)	(81,318)	(667,277)
Decrease	(9,893)	$(82,942)	(43,235)	$(349,560)

Class R3 Shares
Shares sold	1,667,118	$14,008,818	925,706	$7,569,960
Reinvestment of distributions	198,695	1,667,940	248,085	2,003,318
Shares reacquired	(964,814)	(8,087,543)	(1,934,924)	(15,597,118)
Increase (decrease)	900,999	$7,589,215	(761,133)	$(6,023,840)

Class R4 Shares
Shares sold	82,782	$695,249	151,743	$1,270,633
Reinvestment of distributions	8,967	75,220	16,796	136,247
Shares reacquired	(131,823)	(1,107,228)	(408,195)	(3,264,735)
Decrease	(40,074)	$(336,759)	(239,656)	$(1,857,855)

Class R5 Shares
Shares sold	398,189	$3,349,757	762,766	$6,459,182
Reinvestment of distributions	16,238	136,348	42,919	343,260
Shares reacquired	(671,012)	(5,639,854)	(955,644)	(7,477,955)
Decrease	(256,585)	$(2,153,749)	(149,959)	$(675,513)

Class R6 Shares
Shares sold	2,160,379	$18,127,016	5,938,862	$49,656,121
Reinvestment of distributions	519,585	4,363,259	711,490	5,731,955
Shares reacquired	(6,436,240)	(54,028,809)	(4,066,341)	(32,569,798)
Increase (decrease)	(3,756,276)	$(31,538,534)	2,584,011	$22,818,278

Notes to Financial Statements (continued)

		Year Ended		Year Ended
High Yield Fund	November 30, 2021		November 30, 2020
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	35,201,499	$264,367,952	62,049,030	$429,250,059
Converted from Class C*	1,910,817	14,337,393	6,470,599	45,018,334
Reinvestment of distributions	6,688,340	50,255,598	7,733,237	53,823,441
Shares reacquired	(52,446,667)	(393,724,754)	(86,298,639)	(594,557,897)
Decrease	(8,646,011)	$(64,763,811)	(10,045,773)	$(66,466,063)

Class C Shares
Shares sold	4,371,896	$32,702,170	6,947,239	$47,589,029
Reinvestment of distributions	1,440,898	10,767,697	2,101,155	14,501,832
Shares reacquired	(8,428,793)	(62,988,463)	(14,394,667)	(98,474,437)
Converted to Class A*	(1,921,059)	(14,337,393)	(6,500,390)	(45,018,334)
Decrease	(4,537,058)	$(33,855,989)	(11,846,663)	$(81,401,910)

Class F Shares
Shares sold	102,461,925	$768,750,074	174,926,941	$1,178,345,632
Reinvestment of distributions	13,344,832	100,148,223	15,302,700	106,192,473
Shares reacquired	(101,478,230)	(761,015,489)	(194,022,847)	(1,334,548,452)
Increase (decrease)	14,328,527	$107,882,808	(3,793,206)	$(50,010,347)

Class F3 Shares
Shares sold	32,270,266	$243,319,676	220,124,645	$1,438,379,222
Reinvestment of distributions	8,848,265	66,625,138	10,245,541	71,758,712
Shares reacquired	(212,661,038)	(1,602,908,012)	(34,989,634)	(243,036,010)
Increase (decrease)	(171,542,507)	$(1,292,963,198)	195,380,552	$1,267,101,924

Class I Shares
Shares sold	76,491,846	$576,745,229	157,436,477	$1,084,994,455
Reinvestment of distributions	10,963,627	82,753,464	10,770,107	75,364,640
Shares reacquired	(78,476,325)	(591,873,491)	(158,897,614)	(1,108,508,456)
Increase	8,979,148	$67,625,202	9,308,970	$51,850,639

Class P Shares
Shares sold	419	$3,205	2,285	$17,112
Reinvestment of distributions	277	2,108	411	2,878
Shares reacquired	(2,165)	(16,322)	(2,192)	(15,016)
Increase (decrease)	(1,469)	$(11,009)	504	$4,974

Class R2 Shares
Shares sold	369,227	$2,787,025	358,789	$2,534,757
Reinvestment of distributions	33,329	251,851	55,034	383,282
Shares reacquired	(455,104)	(3,428,803)	(1,028,810)	(7,203,411)
Decrease	(52,548)	$(389,927)	(614,987)	$(4,285,372)

Class R3 Shares
Shares sold	3,060,729	$23,151,999	4,311,006	$30,022,516
Reinvestment of distributions	672,087	5,076,622	829,252	5,789,251
Shares reacquired	(4,139,075)	(31,227,579)	(5,372,182)	(37,154,910)
Decrease	(406,259)	$(2,998,958)	(231,924)	$(1,343,143)

Notes to Financial Statements (continued)

		Year Ended		Year Ended
High Yield Fund	November 30, 2021		November 30, 2020
Class R4 Shares	Shares	Amount	Shares	Amount
Shares sold	4,403,524	$33,058,825	8,174,919	$56,282,195
Reinvestment of distributions	499,146	3,748,665	684,442	4,748,489
Shares reacquired	(7,389,802)	(55,482,815)	(8,217,195)	(57,188,882)
Increase (decrease)	(2,487,132)	$(18,675,325)	642,166	$3,841,802

Class R5 Shares
Shares sold	7,540,132	$57,015,450	6,928,944	$46,782,369
Reinvestment of distributions	1,627,911	12,281,825	2,078,497	14,509,468
Shares reacquired	(8,243,811)	(61,884,881)	(13,208,442)	(92,713,565)
Increase (decrease)	924,232	$7,412,394	(4,201,001)	$(31,421,728)

Class R6 Shares
Shares sold	29,333,655	$221,706,022	35,139,885	$243,503,854
Reinvestment of distributions	4,214,333	31,816,393	4,531,498	31,621,748
Shares reacquired	(27,338,088)	(206,408,207)	(35,825,195)	(253,644,167)
Increase	6,209,900	$47,114,208	3,846,188	$21,481,435

		Year Ended		Year Ended
Income Fund	November 30, 2021		November 30, 2020
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	74,924,736	$224,544,836	94,665,949	$274,630,661
Converted from Class C*	4,685,702	14,024,020	17,404,978	51,097,060
Reinvestment of distributions	11,700,147	35,049,259	12,784,373	36,873,308
Shares reacquired	(73,278,649)	(219,290,688)	(79,232,188)	(225,683,327)
Increase	18,031,936	$54,327,427	45,623,112	$136,917,702

Class C Shares
Shares sold	3,308,724	$9,972,263	9,692,001	$28,135,423
Reinvestment of distributions	715,722	2,152,260	1,377,497	3,978,104
Shares reacquired	(7,986,625)	(24,006,282)	(13,569,091)	(38,740,295)
Converted to Class A*	(4,670,096)	(14,024,020)	(17,298,443)	(51,097,060)
Decrease	(8,632,275)	$(25,905,779)	(19,798,036)	$(57,723,828)

Class F Shares
Shares sold	66,348,099	$198,816,209	104,873,324	$300,332,169
Reinvestment of distributions	5,184,030	15,532,153	6,239,824	17,981,009
Shares reacquired	(70,222,604)	(210,223,140)	(125,024,088)	(357,555,687)
Increase (decrease)	1,309,525	$4,125,222	(13,910,940)	$(39,242,509)

Class F3 Shares
Shares sold	129,476,964	$387,986,205	83,849,617	$243,023,663
Reinvestment of distributions	9,079,711	27,200,930	8,698,355	25,086,698
Shares reacquired	(48,906,705)	(146,409,637)	(54,268,142)	(154,189,022)
Increase	89,649,970	$268,777,498	38,279,830	$113,921,339

Class I Shares
Shares sold	15,827,037	$47,567,746	28,201,911	$81,560,116
Reinvestment of distributions	1,489,424	4,463,106	1,974,151	5,686,608
Shares reacquired	(23,676,325)	(70,381,845)	(41,854,035)	(117,243,499)
Decrease	(6,359,864)	$(18,350,993)	(11,677,973)	$(29,996,775)

Notes to Financial Statements (continued)

		Year Ended		Year Ended
Income Fund	November 30, 2021		November 30, 2020
Class R2 Shares	Shares	Amount	Shares	Amount
Shares sold	112,921	$342,693	515,209	$1,512,832
Reinvestment of distributions	12,166	36,716	16,159	46,734
Shares reacquired	(247,326)	(749,642)	(399,415)	(1,164,039)
Increase (decrease)	(122,239)	$(370,233)	131,953	$395,527

Class R3 Shares
Shares sold	3,855,986	$11,589,654	3,917,042	$11,291,709
Reinvestment of distributions	497,374	1,495,008	621,746	1,797,240
Shares reacquired	(3,129,824)	(9,416,813)	(5,923,830)	(16,878,142)
Increase (decrease)	1,223,536	$3,667,849	(1,385,042)	$(3,789,193)

Class R4 Shares
Shares sold	547,096	$1,640,557	1,378,203	$3,996,869
Reinvestment of distributions	21,073	63,173	42,255	121,694
Shares reacquired	(2,121,048)	(6,317,159)	(1,535,123)	(4,424,900)
Decrease	(1,552,879)	$(4,613,429)	(114,665)	$(306,337)

Class R5 Shares
Shares sold	528,663	$1,580,637	1,090,790	$3,153,798
Reinvestment of distributions	19,465	58,361	24,336	70,078
Shares reacquired	(612,910)	(1,829,498)	(1,038,776)	(2,920,424)
Increase (decrease)	(64,782)	$(190,500)	76,350	$303,452

Class R6 Shares
Shares sold	6,544,355	$19,586,648	9,171,658	$26,565,880
Reinvestment of distributions	318,842	955,030	375,892	1,083,213
Shares reacquired	(5,241,405)	(15,685,649)	(8,886,672)	(25,406,211)
Increase	1,621,792	$4,856,029	660,878	$2,242,882

		Year Ended		Year Ended
Inflation Focused Fund	November 30, 2021		November 30, 2020
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	41,935,852	$511,771,404	2,228,292	$24,006,488
Converted from Class C*	295,272	3,536,718	491,415	5,326,517
Reinvestment of distributions	525,102	6,415,395	288,878	3,128,420
Shares reacquired	(5,642,443)	(68,578,309)	(4,831,005)	(51,794,060)
Increase (decrease)	37,113,783	$453,145,208	(1,822,420)	$(19,332,635)

Class C Shares
Shares sold	6,494,253	$79,716,782	380,822	$4,120,498
Reinvestment of distributions	52,333	639,134	52,379	566,345
Shares reacquired	(381,482)	(4,625,581)	(929,430)	(9,995,212)
Converted to Class A*	(294,900)	(3,536,718)	(490,888)	(5,326,517)
Increase (decrease)	5,870,204	$72,193,617	(987,117)	$(10,634,886)

Notes to Financial Statements (continued)

		Year Ended		Year Ended
Inflation Focused Fund	November 30, 2021		November 30, 2020
Class F Shares	Shares	Amount	Shares	Amount
Shares sold	146,237,476	$1,792,663,718	11,254,145	$123,470,413
Reinvestment of distributions	1,492,080	18,318,334	497,392	5,395,961
Shares reacquired	(18,353,878)	(225,317,052)	(20,635,565)	(217,457,111)
Increase (decrease)	129,375,678	$1,585,665,000	(8,884,028)	$(88,590,737)

Class F3 Shares
Shares sold	18,929,537	$233,059,102	224,394	$2,470,489
Reinvestment of distributions	154,434	1,901,674	31,700	343,124
Shares reacquired	(817,208)	(10,001,550)	(445,942)	(4,760,598)
Increase (decrease)	18,266,763	$224,959,226	(189,848)	$(1,946,985)

Class I Shares
Shares sold	61,295,381	$751,761,704	10,756,754	$118,435,989
Reinvestment of distributions	1,242,207	15,123,194	1,521,500	16,454,079
Shares reacquired	(9,885,382)	(120,346,454)	(40,212,471)	(434,303,762)
Increase (decrease)	52,652,206	$646,538,444	(27,934,217)	$(299,413,694)

Class R2 Shares
Shares sold	110	$1,334	17,751	$194,417
Reinvestment of distributions	48	577	77	848
Shares reacquired	(14,820)	(173,969)	(7,702)	(85,672)
Increase (decrease)	(14,662)	$(172,058)	10,126	$109,593

Class R3 Shares
Shares sold	25,308	$307,456	12,733	$128,636
Reinvestment of distributions	568	6,876	560	6,078
Shares reacquired	(13,465)	(164,364)	(2,676)	(29,554)
Increase	12,411	$149,968	10,617	$105,160

Class R4 Shares
Shares sold	65,653	$794,102	67,463	$724,428
Reinvestment of distributions	2,180	26,431	2,688	29,084
Shares reacquired	(55,837)	(676,881)	(202,234)	(2,241,111)
Increase (decrease)	11,996	$143,652	(132,083)	$(1,487,599)

Class R5 Shares
Shares sold	13,642	$167,922	10,530	$112,984
Reinvestment of distributions	257	3,124	518	5,573
Shares reacquired	(4,405)	(52,872)	(25,852)	(272,479)
Increase (decrease)	9,494	$118,174	(14,804)	$(153,922)

Class R6 Shares
Shares sold	461,544	$5,560,729	880,650	$9,423,214
Reinvestment of distributions	27,273	330,070	103,221	1,109,251
Shares reacquired	(425,112)	(5,140,617)	(2,832,353)	(30,979,215)
Increase (decrease)	63,705	$750,182	(1,848,482)	$(20,446,750)

Notes to Financial Statements (continued)

		Year Ended		Year Ended
Short Duration Core Bond Fund	November 30, 2021		November 30, 2020
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	3,777,149	$37,332,636	4,278,172	$41,638,608
Converted from Class C*	12,660	124,444	14,889	146,807
Reinvestment of distributions	73,908	728,472	40,453	397,362
Shares reacquired	(2,266,963)	(22,386,471)	(1,908,246)	(18,691,277)
Increase	1,596,754	$15,799,081	2,425,268	$23,491,500

Class C Shares
Shares sold	161,545	$1,595,182	307,268	$3,017,646
Reinvestment of distributions	4,399	43,353	4,731	46,425
Shares reacquired	(179,232)	(1,768,687)	(85,254)	(832,058)
Converted to Class A*	(12,662)	(124,444)	(14,890)	(146,807)
Increase (decrease)	(25,950)	$(254,596)	211,855	$2,085,206

Class F Shares
Shares sold	10,196,561	$100,685,925	12,153,051	$119,720,849
Reinvestment of distributions	181,120	1,784,299	118,766	1,166,295
Shares reacquired	(8,082,328)	(79,731,097)	(6,815,936)	(66,583,974)
Increase	2,295,353	$22,739,127	5,455,881	$54,303,170

Class F3 Shares
Shares sold	50,505	$500,000	–	$–
Reinvestment of distributions	903	8,893	469	4,634
Shares reacquired	–	–	(162,248)	(1,602,664)
Increase (decrease)	51,408	$508,893	(161,779)	$(1,598,030)

Class I Shares
Shares sold	2,826,490	$27,863,515	563,251	$5,526,071
Reinvestment of distributions	25,102	246,972	3,521	34,741
Shares reacquired	(587,218)	(5,778,782)	(305,748)	(2,949,394)
Increase	2,264,374	$22,331,705	261,024	$2,611,418

Class R2 Shares
Reinvestment of distributions	–	–	28	272
Shares reacquired	–	–	(2,698)	(26,115)
Decrease	–	$–	(2,670)	$(25,843)

Class R3 Shares
Shares sold	1,907	$18,827	5,997	$58,323
Reinvestment of distributions	76	751	165	1,615
Shares reacquired	(5,686)	(56,234)	(3,891)	(38,421)
Increase (decrease)	(3,703)	$(36,656)	2,271	$21,517

Class R4 Shares
Reinvestment of distributions	–	–	32	314
Shares reacquired	–	–	(1,486)	(14,395)
Decrease	–	$–	(1,454)	$(14,081)

Notes to Financial Statements (continued)

		Year Ended		Year Ended
Short Duration Core Bond Fund	November 30, 2021		November 30, 2020
Class R5 Shares	Shares	Amount	Shares	Amount
Reinvestment of distributions	–	–	35	343
Shares reacquired	–	–	(1,507)	(14,593)
Decrease	–	$–	(1,472)	$(14,250)

Class R6 Shares
Shares sold	10,092	$99,232	68,192	$668,359
Reinvestment of distributions	1,815	17,880	1,912	18,766
Shares reacquired	(5,389)	(53,305)	(176,244)	(1,738,928)
Increase (decrease)	6,518	$63,807	(106,140)	$(1,051,803)

		Year Ended		Year Ended
Short Duration Income Fund	November 30, 2021		November 30, 2020
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	957,059,326	$4,022,410,417	1,158,120,409	$4,821,271,180
Converted from Class C*	72,771,884	305,709,471	253,662,372	1,053,164,491
Reinvestment of distributions	64,591,613	271,205,753	74,377,463	308,555,392
Shares reacquired	(918,802,573)	(3,859,945,250)	(1,230,098,845)	(5,070,939,033)
Increase	175,620,250	$739,380,391	256,061,399	$1,112,052,030

Class C Shares
Shares sold	170,862,416	$722,605,248	278,296,629	$1,167,949,796
Reinvestment of distributions	13,581,225	57,401,321	22,484,326	93,778,077
Shares reacquired	(231,916,852)	(980,221,549)	(282,425,885)	(1,173,740,029)
Converted to Class A*	(72,333,411)	(305,709,471)	(251,881,670)	(1,053,164,491)
Decrease	(119,806,622)	$(505,924,451)	(233,526,600)	$(965,176,647)

Class F Shares
Shares sold	2,967,600,484	$12,461,510,216	3,035,552,766	$12,596,108,550
Reinvestment of distributions	121,499,361	509,896,090	136,436,045	565,509,706
Shares reacquired	(2,242,556,542)	(9,414,956,448)	(3,056,339,418)	(12,567,323,766)
Increase	846,543,303	$3,556,449,858	115,649,393	$594,294,490

Class F3 Shares
Shares sold	549,283,667	$2,310,488,236	518,450,718	$2,153,489,850
Reinvestment of distributions	26,834,710	112,837,928	30,927,038	128,407,325
Shares reacquired	(395,770,753)	(1,663,906,113)	(466,045,093)	(1,930,278,874)
Increase	180,347,624	$759,420,051	83,332,663	$351,618,301

Class I Shares
Shares sold	1,553,797,745	$6,520,845,375	1,112,781,041	$4,625,046,258
Reinvestment of distributions	60,833,603	255,234,900	66,276,022	274,745,146
Shares reacquired	(953,347,806)	(4,000,174,954)	(1,295,844,473)	(5,305,745,470)
Increase (decrease)	661,283,542	$2,775,905,321	(116,787,410)	$(405,954,066)

Class R2 Shares
Shares sold	574,518	$2,416,685	1,787,709	$7,404,215
Reinvestment of distributions	41,829	175,846	54,345	225,561
Shares reacquired	(1,550,672)	(6,522,544)	(2,811,655)	(11,673,275)
Decrease	(934,325)	$(3,930,013)	(969,601)	$(4,043,499)

Notes to Financial Statements (continued)

		Year Ended		Year Ended
Short Duration Income Fund	November 30, 2021		November 30, 2020
Class R3 Shares	Shares	Amount	Shares	Amount
Shares sold	25,752,786	$108,302,140	25,726,613	$107,096,433
Reinvestment of distributions	1,967,013	8,269,040	2,350,858	9,754,764
Shares reacquired	(20,857,093)	(87,663,993)	(23,657,432)	(97,577,432)
Increase	6,862,706	$28,907,187	4,420,039	$19,273,765

Class R4 Shares
Shares sold	17,197,108	$72,362,105	20,681,949	$85,934,046
Reinvestment of distributions	668,051	2,810,370	820,825	3,409,155
Shares reacquired	(17,062,650)	(71,845,588)	(16,943,506)	(70,145,375)
Increase	802,509	$3,326,887	4,559,268	$19,197,826

Class R5 Shares
Shares sold	7,257,964	$30,437,170	12,178,982	$50,679,769
Reinvestment of distributions	378,499	1,587,056	536,223	2,217,971
Shares reacquired	(8,969,330)	(37,622,421)	(12,757,332)	(52,507,315)
Increase (decrease)	(1,332,867)	$(5,598,195)	(42,127)	$390,425

Class R6 Shares
Shares sold	93,338,490	$392,028,691	98,338,489	$408,380,234
Reinvestment of distributions	5,447,940	22,863,683	6,061,400	25,119,018
Shares reacquired	(63,662,505)	(267,397,055)	(94,331,056)	(389,181,294)
Increase	35,123,925	$147,495,319	10,068,833	$44,317,958

		Year Ended		Year Ended
Total Return Fund	November 30, 2021		November 30, 2020
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	17,942,529	$190,511,422	28,211,327	$300,688,840
Converted from Class C*	398,592	4,220,753	3,274,694	35,373,753
Reinvestment of distributions	4,903,044	52,187,203	2,819,877	30,060,626
Shares reacquired	(29,791,268)	(316,106,763)	(26,071,310)	(276,263,441)
Increase (decrease)	(6,547,103)	$(69,187,385)	8,234,588	$89,859,778

Class C Shares
Shares sold	484,118	$5,154,965	2,252,352	$23,850,525
Reinvestment of distributions	235,826	2,512,605	160,883	1,710,386
Shares reacquired	(2,464,392)	(26,094,816)	(2,624,010)	(27,745,914)
Converted to Class A*	(398,969)	(4,220,753)	(3,277,729)	(35,373,753)
Decrease	(2,143,417)	$(22,647,999)	(3,488,504)	$(37,558,756)

Class F Shares
Shares sold	25,453,059	$270,208,824	28,696,766	$305,441,219
Reinvestment of distributions	3,616,161	38,478,269	2,119,074	22,584,710
Shares reacquired	(21,402,212)	(226,872,160)	(29,533,218)	(312,506,883)
Increase	7,667,008	$81,814,933	1,282,622	$15,519,046

Notes to Financial Statements (continued)

		Year Ended		Year Ended
Total Return Fund	November 30, 2021		November 30, 2020
Class F3 Shares	Shares	Amount	Shares	Amount
Shares sold	23,684,679	$251,205,279	20,120,531	$214,622,773
Reinvestment of distributions	3,332,896	35,474,033	1,849,422	19,725,545
Shares reacquired	(14,362,053)	(152,180,367)	(14,350,744)	(151,748,323)
Increase	12,655,522	$134,498,945	7,619,209	$82,599,995

Class I Shares
Shares sold	13,995,434	$149,170,987	12,298,971	$130,473,419
Reinvestment of distributions	1,572,829	16,766,843	985,523	10,523,779
Shares reacquired	(12,446,700)	(132,132,161)	(13,951,056)	(147,609,560)
Increase (decrease)	3,121,563	$33,805,669	(666,562)	$(6,612,362)

Class P Shares
Shares sold	16,884	$180,379	20,212	$212,341
Reinvestment of distributions	2,398	25,666	1,258	13,484
Shares reacquired	(12,385)	(132,003)	(11,409)	(122,055)
Increase	6,897	$74,042	10,061	$103,770

Class R2 Shares
Shares sold	43,685	$464,047	86,611	$913,334
Reinvestment of distributions	5,821	61,996	3,626	38,620
Shares reacquired	(118,205)	(1,256,359)	(187,685)	(1,980,901)
Decrease	(68,699)	$(730,316)	(97,448)	$(1,028,947)

Class R3 Shares
Shares sold	1,126,048	$11,974,725	3,441,825	$36,808,856
Reinvestment of distributions	253,652	2,704,114	184,847	1,968,436
Shares reacquired	(5,620,810)	(59,892,552)	(4,728,184)	(50,222,928)
Decrease	(4,241,110)	$(45,213,713)	(1,101,512)	$(11,445,636)

Class R4 Shares
Shares sold	1,973,453	$20,956,107	3,415,933	$36,251,462
Reinvestment of distributions	103,214	1,099,091	68,472	729,102
Shares reacquired	(3,288,428)	(34,746,885)	(4,466,657)	(47,272,837)
Decrease	(1,211,761)	$(12,691,687)	(982,252)	$(10,292,273)

Class R5 Shares
Shares sold	1,478,286	$15,732,346	2,854,410	$30,264,005
Reinvestment of distributions	364,187	3,880,733	272,420	2,902,389
Shares reacquired	(4,454,550)	(47,430,148)	(5,225,045)	(55,213,141)
Decrease	(2,612,077)	$(27,817,069)	(2,098,215)	$(22,046,747)

Class R6 Shares
Shares sold	6,968,509	$74,053,703	14,406,152	$152,255,046
Reinvestment of distributions	1,084,454	11,550,669	859,492	9,159,777
Shares reacquired	(11,114,907)	(118,063,420)	(22,972,530)	(243,653,902)
Decrease	(3,061,944)	$(32,459,048)	(7,706,886)	$(82,239,079)

Notes to Financial Statements (concluded)

		Year Ended		Year Ended
Ultra Short Bond Fund	November 30, 2021		November 30, 2020
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	607,828,859	$6,097,215,028	1,170,775,799	$11,728,084,997
Reinvestment of distributions	4,032,930	40,438,554	13,857,706	138,526,354
Shares reacquired	(833,349,467)	(8,358,572,837)	(1,149,768,490)	(11,471,918,155)
Increase (decrease)	(221,487,678)	$(2,220,919,255)	34,865,015	$394,693,196

Class A1 Shares
Shares sold	334,126	$3,352,608	2,357,324	$23,644,104
Reinvestment of distributions	4,258	42,703	8,115	81,206
Shares reacquired	(947,144)	(9,501,049)	(718,248)	(7,195,066)
Increase (decrease)	(608,760)	$(6,105,738)	1,647,191	$16,530,244

Class F Shares
Shares sold	384,732,142	$3,859,631,760	803,904,504	$8,044,780,233
Reinvestment of distributions	2,276,659	22,832,751	7,059,688	70,584,503
Shares reacquired	(560,204,231)	(5,619,560,382)	(754,923,557)	(7,541,778,990)
Increase (decrease)	(173,195,430)	$(1,737,095,871)	56,040,635	$573,585,746

Class F3 Shares
Shares sold	55,335,031	$555,091,222	83,992,528	$841,881,724
Reinvestment of distributions	187,823	1,883,599	319,051	3,190,700
Shares reacquired	(83,732,448)	(840,043,714)	(32,349,945)	(323,530,736)
Increase (decrease)	(28,209,594)	$(283,068,893)	51,961,634	$521,541,688

Class I Shares
Shares sold	89,869,984	$901,322,863	114,257,562	$1,142,913,440
Reinvestment of distributions	576,492	5,780,417	1,506,844	15,067,553
Shares reacquired	(87,241,085)	(875,020,183)	(170,310,302)	(1,699,293,306)
Increase (decrease)	3,205,391	$32,083,097	(54,545,896)	$(541,312,313)

Class R5 Shares
Shares sold	1,247	$12,497	644,235	$6,410,557
Reinvestment of distributions	356	3,572	2,412	24,133
Shares reacquired	(20,468)	(205,335)	(705,042)	(7,065,566)
Decrease	(18,865)	$(189,266)	(58,395)	$(630,876)

Class R6 Shares
Shares sold	4,542,848	$45,564,511	8,420,502	$84,461,803
Reinvestment of distributions	42,859	429,776	57,022	570,092
Shares reacquired	(2,364,440)	(23,723,592)	(3,157,554)	(31,624,229)
Increase	2,221,267	$22,270,695	5,319,970	$53,407,666

*	Automatic conversion of Class C shares occurs on the 25th day of the month (or, if the 25th day was not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted. Prior to June 30, 2020, conversion occurred following the tenth anniversary of the day on which the purchase was accepted.

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Lord Abbett Investment Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Lord Abbett Convertible Fund, Lord Abbett Core Fixed Income Fund, Lord Abbett Core Plus Bond Fund, Lord Abbett Corporate Bond Fund, Lord Abbett Floating Rate Fund, Lord Abbett High Yield Fund, Lord Abbett Income Fund, Lord Abbett Inflation Focused Fund, Lord Abbett Short Duration Core Bond Fund, Lord Abbett Short Duration Income Fund, Lord Abbett Total Return Fund, and Lord Abbett Ultra Short Bond Fund, twelve of the funds constituting the Lord Abbett Investment Trust (the “Trust”), as of November 30, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended for the Trust, except for the Funds listed in the table below; and the financial highlights for the periods indicated in the table below; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the funds listed above constituting the Trust as of November 30, 2021, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended (or for the period listed in the table below), in conformity with accounting principles generally accepted in the United States of America.

Individual Funds constituting Lord Abbett Investment Trust	Financial Highlights
Lord Abbett Corporate Bond Fund	For the years ended November 30, 2021, 2020, 2019, 2018, and the period from April 19, 2017 (commencement of operations) through November 30, 2017
Lord Abbett Short Duration Core Bond Fund	For the years ended November 30, 2021, 2020, 2019, 2018, and the period from April 19, 2017 (commencement of operations) through November 30, 2017

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Trust’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Report of Independent Registered Public Accounting Firm (continued)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2021, by correspondence with the custodian, brokers and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

New York, New York
January 28, 2022

We have served as the auditor of one or more Lord Abbett Family of Funds’ investment companies since 1932.

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Fund in accordance with the laws of the state of organization. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the investment adviser. Generally, each Board member holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund’s organizational documents.

Lord, Abbett & Co. LLC (“Lord Abbett”), a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Independent Board Members

The following Independent Board Members also are board members of each of the 14 investment companies in the Lord Abbett Family of Funds, which consist of 63 investment portfolios.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Board member since 2011	Principal Occupation: None. Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Board member since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Kathleen M. Lutito Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1963)	Board member since 2017	Principal Occupation: President and Chief Investment Officer of CenturyLink Investment Management Company (since 2006). Other Directorships: None.

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2012	Principal Occupation: Independent management advisor and consultant (since 2012). Other Directorships: Blyth, Inc., a home products company (2004–2015).

Charles O. Prince Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1950)	Board member since 2019

Principal Occupation: None. Formerly Chairman and Chief Executive Officer, Citigroup, Inc. (Retired 2007).

Other Directorships: Currently serves as director of Johnson & Johnson (2006–Present). Previously served as director of Xerox Corporation (2008–2018).

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Karla M. Rabusch Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street. Jersey City, NJ 07302 (1959)	Board member since 2017	Principal Occupation: President and Director of Wells Fargo Funds Management, LLC (2003–2017); President of Wells Fargo Funds (2003–2016). Other Directorships: None

Lorin Patrick Taylor Radtke Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1968)	Board member since 2021

Principal Occupation: Partner and Co-Founder of M Seven 8 Partners LLC, a venture capital firm (since 2016). Formerly partner, Goldman Sachs.

Other Directorships: Currently serves as director of Assured Guaranty (2021–Present).

Leah Song Richardson Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1966)	Board member since 2021

Principal Occupation: President of Colorado College (since 2021) and was formerly Dean at University of California, Irvine–School of Law (2017–2021) and formerly Professor of Law at University of California, Irvine (2014–2017).

Other Directorships: None.

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2016	Principal Occupation: None. Other Directorships: None.

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2006; Chairman since 2017	Principal Occupation: Chairman of Tullis Health Investors – FL LLC (since 2018); CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (1990–2016).

Other Directorships: Currently serves as director of Crane Co. (since 1998), Alphatec Spine (since 2018), electroCore, Inc. (since 2018), and Exagen Inc. (since 2019).

Interested Board Members

Mr. Sieg is affiliated with Lord Abbett and is an “interested person” of the Fund as defined in the Act. Mr. Sieg is a board member of each of the 14 investment companies in the Lord Abbett Family of Funds, which consist of 63 investment portfolios. Mr. Sieg is an officer of the Lord Abbett Family of Funds.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Douglas B. Sieg Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Board member since 2016; President and Chief Executive Officer since 2018	Principal Occupation: Managing Partner (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994. Other Directorships: None.

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Fund. All of the officers of the Fund also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Douglas B. Sieg (1969)	President and Chief Executive Officer	Elected as President and Chief Executive Officer in 2018	Managing Partner of Lord Abbett (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994.

Jackson C. Chan (1964)	AML Compliance Officer	Elected in 2018	Deputy Chief Compliance Officer and Director of Regulatory Affairs, joined Lord Abbett in 2014.

Pamela P. Chen (1978)	Vice President, Assistant Secretary and Privacy Officer	Elected as Vice President and Assistant Secretary in 2018 and Privacy Officer in 2019	Associate General Counsel, joined Lord Abbett in 2017 and was formerly Special Counsel at Schulte, Roth & Zabel LLP (2005–2017).

John T. Fitzgerald (1975)	Vice President and Assistant Secretary	Elected in 2018	Deputy General Counsel, joined Lord Abbett in 2018 and was formerly Deputy Head of U.S. Funds Legal, Executive Director and Assistant General Counsel at JPMorgan Chase (2005–2018).

Vito A. Fronda (1969)	Vice President and Assistant Treasurer	Elected as Vice President and Assistant Treasurer in 2021	Partner and Director of U.S. Fund Treasury & Global Taxation, joined Lord Abbett in 2003.

Michael J. Hebert (1976)	Chief Financial Officer and Treasurer	Elected as Chief Financial Officer and Treasurer in 2021	Head of Global Fund Finance, joined Lord Abbett in 2021 and was formerly Vice President at Eaton Vance Management (EVM) (2014–2021) and Calvert Research & Management (CRM) (2016–2021), and Assistant Treasurer of registered investment companies managed, advised or administered by EVM and CRM during such years.

Linda Y. Kim (1980)	Vice President and Assistant Secretary	Elected in 2016	Counsel, joined Lord Abbett in 2015.

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Partner and Chief Compliance Officer, joined Lord Abbett in 2014.

Amanda S. Ryan (1978)	Vice President and Assistant Secretary	Elected in 2018	Counsel, joined Lord Abbett in 2016.

Lawrence B. Stoller (1963)	Vice President, Secretary and Chief Legal Officer	Elected as Vice President and Secretary in 2007 and Chief Legal Officer in 2019	Partner and General Counsel, joined Lord Abbett in 2007.

Please call 888–522–2388 for a copy of the statement of additional information, which contains further information about the Fund’s Board members. It is available free upon request.

Approval of Advisory Contract

The Board, including all of the Trustees who are not “interested persons” of the Company or of Lord Abbett, as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), annually considers whether to approve the continuation of the existing management agreement between each Fund and Lord Abbett (the “Agreement”). In connection with its most recent approval, the Board reviewed materials relating specifically to the Agreement, as well as numerous materials received throughout the course of the year, including information about each Fund’s investment performance compared to the performance of an appropriate benchmark. Before making its decision as to each Fund, the Board had the opportunity to ask questions and request further information, taking into account its knowledge of Lord Abbett gained through its meetings and discussions. These meetings and discussions included reviews of Fund performance conducted by members of the Contract Committee, the deliberations of the Contract Committee, and discussions between the Contract Committee and Lord Abbett’s management. The Independent Trustees also met with their independent legal counsel in various private sessions at which no representatives of management were present.

The materials received by the Board as to each Fund included, but were not limited to: (1) information provided by Broadridge Financial Solutions (“Broadridge”) regarding the investment performance of the Fund compared to the investment performance of certain funds with similar investment styles as determined by Broadridge, based, in part, on the Fund’s Morningstar category (the “performance peer group”), and the investment performance of one or more appropriate benchmarks; (2) information provided by Broadridge regarding the expense ratios, contractual and actual management fee rates, and other expense components for the Fund and certain funds in the same Morningstar category, with generally the same or similar share classes and operational characteristics, including asset size (the “expense peer group”); (3) certain supplemental investment performance information provided by Lord Abbett; (4) information provided by Lord Abbett on the expense ratios, management fee rates, and other expense components for the Fund; (5) sales and redemption information for the Fund; (6) information regarding Lord Abbett’s financial condition; (7) an analysis of the relative profitability of the Agreement to Lord Abbett; (8) information provided by Lord Abbett regarding the investment management fee schedules for Lord Abbett’s other advisory clients maintaining accounts with a similar investment strategy as the Fund (for each Fund other than Corporate Bond Fund, Income Fund, and Inflation Focused Fund); and (9) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management and Related Services Generally. The Board considered the services provided by Lord Abbett to each Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all applicable legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest that may result from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to each Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other. After reviewing these and related factors, the Board concluded that each Fund was likely to continue to benefit from the nature, extent and quality of the investment services provided by Lord Abbett under the Agreement.

Investment Performance. The Board reviewed each Fund’s investment performance in relation to that of its performance peer group and one or more appropriate benchmarks as of various periods ended June 30, 2021. As to Convertible Fund, the Board observed that the Fund’s investment performance was above the median of the performance peer group for the one-, three- five-, and ten-year periods. As to Core Fixed Income Fund, Income Fund and Total Return Fund, the Board

Approval of Advisory Contract (continued)

observed that the Fund’s investment performance was above the median of the performance peer group for the one-year period and below the median for the three-, five-, and ten-year periods. As to Floating Rate Fund the Board observed that the Fund’s investment performance was above the median of the performance peer group for the one-year period, below the median for the three- and five-year periods and equal to the median for the ten-year period. As to Core Plus Bond Fund the Board observed that the Fund’s investment performance was above the median of the performance peer group for the one-, three-, and five-year periods. As to Corporate Bond Fund the Board observed that the Fund’s investment performance was above the median of the performance peer group for the one-year period and below the median for the three-year period. As to Short Duration Core Bond Fund and Ultra Short Bond Fund, the Board observed that the Fund’s investment performance was below the median of the performance peer group for the one- and three-year periods. As to High Yield Fund, the Board observed that the Fund’s investment performance was above the median of the performance peer group for the one-, five-, and ten-year periods, but below the median of the performance peer group for the three-year period. As to Short Duration Income Fund, the Board observed that the Fund’s investment performance was above the median of the performance peer group for the one-, three-, five-, and ten-year periods. As to Inflation Focused Fund, the Board observed that the Fund’s investment performance was above the median of the performance peer group for the one- and five-year periods and below the median of the performance peer group for the three- and ten-year periods. The Board observed that the Fund outperformed its benchmarks for the one-, three-, five-, and ten-year periods. The Board further considered Lord Abbett’s performance and reputation generally, the performance of other Lord Abbett-managed funds overseen by the Board, and the willingness of Lord Abbett to take steps intended to improve performance when appropriate. After reviewing these and other factors, including those described below, the Board concluded that each Fund’s Agreement should be continued.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to each Fund, in light of its investment objective and discipline, and other services provided to each Fund by Lord Abbett. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, and extent of compliance, administrative, and other services performed by Lord Abbett and the nature and extent of Lord Abbett’s supervision of third party service providers, including each Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of each Fund, including the contractual and actual management fee rates, and the expense levels of the Fund’s expense peer group. It also considered how the expense level of each Fund related to those of the expense peer group and the amount and nature of the fees paid by shareholders. As to Convertible Fund, the Board observed that the net total expense ratio of the Fund was above the median of the expense peer group. As to each other Fund, the Board observed that the net total expense ratio of the Fund was below the median of the expense peer group. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that the management fees paid by, and expense level of, each Fund were reasonable in light of all of the factors it considered and supported the continuation of the Agreement on behalf of each Fund.

Profitability. As to each Fund, the Board considered the level of Lord Abbett’s operating margin in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its

Approval of Advisory Contract (concluded)

management of the Fund. It considered whether each Fund was profitable to Lord Abbett in connection with the Fund’s operation, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund. The Board considered Lord Abbett’s profit margins excluding Lord Abbett’s marketing and distribution expenses. The Board also considered Lord Abbett’s profit margins, without those exclusions, in comparison with available industry data and how those profit margins could affect Lord Abbett’s ability to recruit and retain personnel. The Board recognized that Lord Abbett’s overall profitability was a factor in enabling it to attract and retain qualified personnel to provide services to each Fund. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that Lord Abbett’s profitability with respect to each Fund was not excessive.

Economies of Scale. As to each Fund, the Board considered the extent to which there had been economies of scale in managing the Fund, whether the Fund’s shareholders had appropriately benefited from such economies of scale, and whether there was potential for realization of any further economies of scale. The Board also considered information provided by Lord Abbett regarding how it shares any potential economies of scale through its investments in its businesses supporting the Funds. The Board also considered each Fund’s existing management fee schedule, noting one or more contractual breakpoints in the level of management fee for each Fund other than Ultra Short Bond Fund, and, with respect to Core Plus Bond Fund, Corporate Bond Fund, and Short Duration Core Bond Fund, the Fund’s expense limitation agreement. Based on these considerations, the Board concluded that economies of scale were adequately addressed in respect of each Fund.

Other Benefits to Lord Abbett. As to each Fund, the Board considered the amount and nature of the fees paid by the Fund and the Fund’s shareholders to Lord Abbett and the Distributor for services other than investment advisory services, such as the fee that Lord Abbett receives from each Fund for providing administrative services to the Fund. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with each Fund. The Board observed that the Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees it receives, and receives a portion of the sales charges on sales and redemptions of some classes of shares of the Lord Abbett Funds. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of each Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Lord Abbett Funds. The Board also took into consideration the investment research that Lord Abbett receives as a result of client brokerage transactions.

Alternative Arrangements. As to each Fund, the Board considered whether, instead of approving continuation of the Agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. After considering all of the relevant factors, the Board unanimously found that continuation of the Agreement was in the best interests of each Fund and its shareholders and voted unanimously to approve the continuation of the Agreement on behalf of each Fund. As to each Fund, in considering whether to approve the continuation of the Agreement, the Board did not identify any single factor as paramount or controlling. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. This summary does not discuss in detail all matters considered.

Liquidity Risk Management Program

Pursuant to Rule 22e-4 under the 1940 Act, each Fund has adopted a Liquidity Risk Management Program and Policy (“Program”). The Program is designed to assess, manage and periodically review each Fund’s liquidity risk. Liquidity risk is defined under Rule 22e-4 as the risk that each Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board has appointed Lord Abbett as the administrator for each Fund’s Program. At the June 2-3, 2021 meeting, Lord Abbett provided the Board with a report addressing the operation of the Program and assessing its adequacy and effectiveness of implementation for the period March 1, 2020 through March 1, 2021. Lord Abbett reported that the Program operated effectively during the period. In particular, Lord Abbett reported that: each Fund did not breach its 15% limit on illiquid investments at any point during the period and all regulatory reporting related to Rule 22e-4 was completed on time and without issue during the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Funds’ prospectus for more information regarding each Fund’s exposure to liquidity risk and other principal risks to which an investment in each Fund may be subject.

Householding

The Trust has adopted a policy that allows it to send only one copy of each Fund’s prospectus, proxy material, annual report and semiannual report (or related notice of internet availability of annual report and semiannual report) to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to each Fund’s portfolio securities, and information on how Lord Abbett voted each Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Funds are required to file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters as an attachment to Form N-PORT. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388.

Tax Information (unaudited)

The percentages below reflect the portion of ordinary income distributions that are eligible for the corporate received deduction (DRD) and qualified dividend income (QDI) for individual shareholders.

Fund Name	DRD	QDI
Convertible Fund	3%	3%
High Yield Fund	1%	1%

For foreign shareholders, the percentages below reflect the portion of net investment income distributions that represent interest-related dividends:

Fund Name
Convertible Fund	76%
Core Fixed Income Fund	100%
Core Plus Bond Fund	100%
Corporate Bond Fund	100%
Floating Rate Fund	98%
High Yield Fund	98%
Income Fund	99%
Inflation Focused Fund	100%
Short Duration Core Bond Fund	100%
Short Duration Income Fund	99%
Total Return Fund	100%
Ultra Short Bond Fund	100%

Additionally, of the distributions paid to shareholders during the fiscal year ended November 30, 2021, the following amounts represent capital gains:

Fund Name	Short-Term Capital Gains	Long-Term Capital Gains
Convertible Fund	$142,587,059	$48,441,029
Core Fixed Income	$49,024,406	$16,060,928
Core Plus Bond Fund	$1,765,532	$1,436,842
Corporate Bond	$120,676	$61,114
Total Return Fund	$39,556,464	$49,201,525

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by
LORD ABBETT DISTRIBUTOR LLC.

Lord Abbett Investment Trust

Lord Abbett Convertible Fund

Lord Abbett Core Fixed Income Fund

Lord Abbett Core Plus Bond Fund

Lord Abbett Corporate Bond Fund

Lord Abbett Floating Rate Fund

Lord Abbett High Yield Fund

Lord Abbett Income Fund

Lord Abbett Inflation Focused Fund

Lord Abbett Short Duration Core Bond Fund

Lord Abbett Short Duration Income Fund

Lord Abbett Total Return Fund

Lord Abbett Ultra Short Bond Fund

LAIT-2 (01/22)

Item 2:	Code of Ethics.
(a)	In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant (“Code of Ethics”). The Code of Ethics was in effect during the fiscal year ended November 30, 2021 (the “Period”).

(b)	Not applicable.

(c)	The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

(d)	The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

(e)	Not applicable.

(f)	See Item 12(a)(1) concerning the filing of the Code of Ethics.

Item 3:	Audit Committee Financial Expert.

The Registrant’s board of trustees has determined that each of the following independent trustees who are members of the audit committee is an audit committee financial expert: Evelyn E. Guernsey, Karla M. Rabusch and Mark A. Schmid. Each of these persons is independent within the meaning of the Form N-CSR.

Item 4:	Principal Accountant Fees and Services.

In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended November 30, 2021 and 2020 by the Registrant’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, “Deloitte”) were as follows:

	Fiscal year ended:
	2021	2020
Audit Fees {a}	$787,500	$802,900
Audit-Related Fees	- 0 -	- 0 -
Total audit and audit-related fees	787,500	802,900

Tax Fees {b}	98,417	97,390
All Other Fees	- 0 -	- 0 -

Total Fees	$885,917	$900,290

{a} Consists of fees for audits of the Registrant’s annual financial statements.

{b} Fees for the fiscal year ended November 30, 2021 and 2020 consist of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, New Jersey Annual Report Form, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC and 1096 Annual Summary and Transmittal of U.S. Information Returns.

(e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant’s Audit Committee has adopted pre-approval policies and procedures. Such policies and procedures generally provide that the Audit Committee must pre-approve:

•	any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and
•	any audit-related, tax, and other services to be provided to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee has delegated pre-approval authority to its Chairman, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2) The Registrant’s Audit Committee has approved 100% of the services described in this Item 4 (b) through (d).

(f) Not applicable.

(g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as “All Other Fees”.

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser, Lord, Abbett & Co. LLC (“Lord Abbett”), for the fiscal years ended November 30, 2021 and 2020 were:

	Fiscal year ended:
	2021	2020
All Other Fees {a}	$220,000	$214,142

{a} Consist of fees for Independent Services Auditors’ Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett’s Asset Management Services (“SOC-1 Report”).

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett for the fiscal years ended November 30, 2021 and 2020 were:

	Fiscal year ended:
	2021	2020
All Other Fees	$ - 0 -	$ - 0-

(h) The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte’s independence.

Item 5:	Audit Committee of Listed Registrants.
Not applicable.

Item 6:	Investments.
Not applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.
Not applicable.

Item 11:	Controls and Procedures.
(a)	The principal executive officer and principal financial & accounting officer have concluded as of a date within 90 days of the filing date of this report, based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940), that the design of such procedures is effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
Not applicable.

Item 13:	Exhibits.
(a)(1)	The Lord Abbett Family of Funds Sarbanes-Oxley Code of Ethics for the Principal Executive Officer and Senior Financial Officers is attached hereto as part of EX-99.CODEETH.

(a)(2)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2 under the Investment Company Act of 1940 is attached hereto as a part of EX-99.CERT.

(b)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is provided as a part of EX-99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ABBETT INVESTMENT TRUST

By:	/s/Douglas B. Sieg
Douglas B. Sieg
President and Chief Executive Officer

Date: January 28, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/Douglas B. Sieg
Douglas B. Sieg
President and Chief Executive Officer

Date: January 28, 2022

By:	/s/Michael J. Hebert
Michael J. Hebert
Chief Financial Officer and Treasurer

Date: January 28, 2022